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Important Information

March 30, 2009

Dear Shareholder:

        I want to share with you the details of an important proxy that is enclosed and requires your action. It is being sent to you because you own shares of one or more of the following funds:

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  RMR Real Estate Fund (NYSE Amex: RMR);

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  RMR Hospitality and Real Estate Fund (NYSE Amex: RHR);

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  RMR F.I.R.E. Fund (NYSE Amex: RFR);

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  RMR Preferred Dividend Fund (NYSE Amex: RDR); or

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  RMR Dividend Capture Fund (NYSE Amex: RCR).

        We propose that RMR Real Estate Fund ("Old RMR"), RHR, RFR, RDR and RCR, each a closed end fund, be reorganized by combining together into one fund, RMR Real Estate Income Fund ("New RMR"), a newly organized closed end fund formed specifically for the purposes of effectuating the reorganizations. If all the reorganizations are consummated, Old RMR, RHR, RFR, RDR and RCR would be reorganized into a single closed end fund: New RMR.

        Your Board of Trustees unanimously approved the reorganization involving your closed end fund listed above on December 18, 2008, and recommend the reorganizations to shareholders.

        I believe there are several important benefits of the reorganizations, including the following:

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  You should prospectively realize either lower or substantially similar expense ratios after the reorganizations because certain fixed administrative costs will be spread across the reorganized New RMR's larger asset base. Please refer to the attached Joint Proxy Statement/Prospectus under the heading "Expenses of the Funds—The Funds' Expenses" for further details.

  •
  Holders of common shares may experience enhanced market liquidity due to the substantially larger capitalization of New RMR and significantly expanded common shareholder base for New RMR following the reorganizations.

  •
  You will continue to hold shares in a fund that primarily pursues investments in real estate related securities. New RMR's investment objectives are the same as the investment objectives of Old RMR. Accordingly, the reorganized New RMR's primary investment objective will be to earn and pay a high level of current income to its common shareholders, and its secondary objective will be capital appreciation. The management team for your current fund, including the current Board of Trustees (except for Mr. Gerard M. Martin, who will be replaced by Mr. Adam D. Portnoy), as well as portfolio managers Fernando Diaz, Adam D. Portnoy and Barry M. Portnoy, will continue to manage the reorganized New RMR.

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  New RMR has been organized as a Delaware statutory trust, whereas your current fund is organized as a Massachusetts business trust. Your Board of Trustees believes that a fund organized as a Delaware statutory trust offers advantages over a fund organized as a

    Massachusetts business trust, including limiting by statute the personal liability of shareholders, the ability to simplify operations by reducing administrative burdens and a well established body of business entity law.

What Are Some of the Terms of the Reorganizations?

        We expect that each fund's reorganization will qualify as a tax free reorganization for United States federal income tax purposes.

        In connection with the reorganizations, holders of common shares of Old RMR, RHR, RFR, RDR or RCR will receive newly issued New RMR common shares in exchange for their Old RMR, RHR, RFR, RDR or RCR common shares, as applicable, and become common shareholders of New RMR. The aggregate net asset value of the New RMR common shares you receive will equal the aggregate net asset value of your Old RMR, RHR, RFR, RDR or RCR common shares, as applicable, held immediately prior to the applicable reorganization, after giving effect to the share of the costs of the reorganizations for the applicable funds, and determined as of the close of trading on the closing date of the applicable reorganization. The number of New RMR common shares you receive in the reorganizations may be different from the number of Old RMR, RHR, RFR, RDR or RCR common shares, as applicable, you held immediately prior to the applicable reorganization.

        Holders of preferred shares of Old RMR, RHR, RFR, RDR or RCR will receive newly issued preferred shares of New RMR in exchange for their Old RMR, RHR, RFR, RDR or RCR preferred shares and will become preferred shareholders of New RMR. The aggregate liquidation preference of the New RMR preferred shares you receive in the reorganizations will equal the aggregate liquidation preference of the Old RMR, RHR, RFR, RDR or RCR preferred shares, as applicable, you held immediately prior to the reorganizations. The auction dates, rate period and dividend payment dates of your Old RMR, RHR, RFR, RDR or RCR preferred shares, as applicable, and the New RMR preferred shares you receive in the reorganization in exchange for your Old RMR, RHR, RFR, RDR or RCR preferred shares, as applicable, will be the same.

        Prior to the reorganizations, New RMR will have no assets or operations other than such minimum assets, supplied by RMR Advisors, Inc., its investment adviser and sole shareholder as of the date of this letter, as may be required to establish an independent registrant under applicable securities laws.

        Following each reorganization, RMR Advisors, Inc., the investment adviser for each fund, will provide investment advisory services to New RMR pursuant to the terms and conditions of an investment advisory agreement between New RMR and RMR Advisors, Inc. The terms of the investment advisory agreement between New RMR and RMR Advisors, Inc. are substantively the same as the terms of the existing investment advisory agreement between Old RMR and RMR Advisors, Inc. However, since under the terms of Old RMR's investment advisory agreement with RMR Advisors, Inc. Old RMR's contractual fee waiver expired on December 18, 2008, the investment advisory agreement between New RMR and RMR Advisors, Inc. does not contain a contractual fee waiver.

        As of the date of their respective reorganizations with New RMR, RFR and RDR will still have the benefit of contractual fee waiver provisions; therefore, RMR Advisors, Inc. will compensate RFR and RDR for the elimination of their respective fee waivers by making a one time cash payment to each of RFR and RDR immediately prior to the closing of the applicable fund's reorganization with New RMR. RCR's investment advisory agreement with RMR Advisors, Inc. does not contain a contractual fee waiver provision and, as such, RCR will not receive any cash payment in connection with its reorganization with New RMR. Additionally, RHR's contractual fee waiver will expire on April 27, 2009, which is prior to the anticipated closing date of RHR's reorganization with New RMR; therefore, RHR will not receive any cash payment in connection with its reorganization with New

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RMR. The funds receiving this payment will, subject to applicable legal and tax requirements, either retain some or all of this payment or distribute some or all of this amount to its shareholders immediately prior to its reorganization with New RMR. To the extent RFR or RDR retain any of the cash payment, the amount retained will be included as part of that fund's net assets attributable to common shares for purposes of determining the number of New RMR common shares to be issued to that fund in the reorganization.

        Generally, each fund will pay its own expenses incurred in connection with the reorganizations, whether or not any individual fund's reorganization with New RMR is consummated. With respect to any expenses incurred in connection with the reorganizations that are attributable to more than one fund, such expenses will be allocated in proportion to the net asset values attributable to the common shares of the applicable funds. If all reorganizations are consummated, the current estimate of the total expenses to be incurred in connection with the reorganizations is $1,964,177, and the portion of such expenses to be borne by each of Old RMR, RHR, RFR, RDR and RCR is estimated to be $819,193, $436,639, $297,810, $310,265 and $100,270, respectively, of which each fund had accrued or paid $423,754, $345,271, $310,525, $283,403 and $116,224, respectively, as of December 31, 2008.

        New RMR will reimburse RMR Advisors, Inc. for any expenses funded by RMR Advisors, Inc. solely and directly attributable to organizing New RMR as a Delaware statutory trust, registering and organizing New RMR as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), registering New RMR's shares for sale under the Securities Act of 1933, listing New RMR's shares for trading on NYSE Amex and any other expenses incidental to organizing New RMR and qualifying it to conduct business as a closed end management investment company under the 1940 Act. These organizational expenses are expected to amount to approximately $40,000, which New RMR will charge as an expense.

        If shareholders approve the reorganizations of Old RMR, RHR, RFR, RDR and RCR with New RMR and certain other conditions are met, the reorganizations are expected to occur before June 30, 2009, but any or all of the reorganizations may occur after that time.

Your Vote Matters

        Shareholders of Old RMR, RHR, RFR, RDR and RCR are being asked to approve their fund's proposed reorganization with New RMR and your vote matters. No matter how large or small your fund holdings, your vote is extremely important. Please review the enclosed proxy materials and submit your vote promptly to help us avoid the need for additional costs associated with soliciting your vote.

        I am confident that the proposed reorganizations will help us better serve you and all of the funds' shareholders. Please call the firm assisting the funds in the solicitation of proxies, Innisfree M&A Incorporated ("Innisfree"), if you have any questions or need assistance in voting your shares. Banks and brokers may call Innisfree, collect, at 212-750-5834. Other shareholders may call Innisfree, toll free, at 877-750-9496.

        I thank you for your prompt vote on this matter.

Sincerely, Adam D. Portnoy President, RMR Funds

RMR Funds, 400 Centre Street, Newton, Massachusetts 02458

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 IMPORTANT NOTICE

TO SHAREHOLDERS OF
RMR REAL ESTATE FUND ("Old RMR");
RMR HOSPITALITY AND REAL ESTATE FUND ("RHR");
RMR F.I.R.E. FUND ("RFR");
RMR PREFERRED DIVIDEND FUND ("RDR");
AND
RMR DIVIDEND CAPTURE FUND ("RCR")

QUESTIONS & ANSWERS

        Although we recommend that you read the complete Joint Proxy Statement/Prospectus, the following is a brief summary of certain issues which may affect your vote, in question and answer format:

Q:
WHAT IS BEING PROPOSED AT THE SHAREHOLDER MEETING?

A:
Common shareholders and preferred shareholders of Old RMR, RHR, RFR, RDR and RCR are being asked to vote on a reorganization (each a "Reorganization" and collectively the "Reorganizations") of each of Old RMR, RHR, RFR, RDR and RCR, as applicable (each of Old RMR, RHR, RFR, RDR and RCR, as applicable, being referred to herein at times as an "Acquired Fund" and together as the "Acquired Funds"), with RMR Real Estate Income Fund ("New RMR" and, unless the context implies otherwise, collectively with each Acquired Fund, a "Fund" or the "Funds"). Preferred shareholders of each of the Acquired Funds will also vote on their respective Reorganizations as a separate class.

Q:
WHY IS EACH REORGANIZATION BEING RECOMMENDED?

A:
The Board of Trustees of each Fund (each a "Board") has unanimously determined that the Reorganization of its Fund should offer potential benefits to common shareholders of its Fund. After the Reorganizations, certain fixed administrative costs will be spread across the reorganized New RMR's larger asset base, which should result in lower aggregate costs for the Funds. Although the magnitude of the benefit of lower expenses for common shareholders of each respective Fund will be different, it is expected that each Fund should realize some benefit either immediately or in the future from the Reorganizations. See "Expenses of the Funds—The Funds' Expenses" in the attached Joint Proxy Statement/Prospectus.

  As a result of the expected enhanced market liquidity of the reorganized New RMR's common shares, it may be easier for you to sell your reorganized New RMR common shares or to purchase additional common shares without materially affecting the market price of the common shares.

  Each Fund invests in real estate related securities. Each Fund has the same Board and is managed by the same investment advisory personnel and portfolio managers, except that Mr. Gerard M. Martin, a Trustee of the Acquired Funds, will be replaced by Mr. Adam D. Portnoy on the Board of New RMR. Each of Old RMR, RHR and RDR seek, and New RMR will seek, to earn a high level of current income with a secondary objective of capital appreciation for holders of its common shares. RFR seeks to earn high total returns for its common shareholders through a combination of capital appreciation and current income. RCR seeks to earn and pay a high current dividend income to common shareholders by investing in real estate companies and "portfolio funds" (i.e., other closed end management investment companies) with a secondary objective of capital appreciation. The Board of RCR believes that New RMR's focus on providing a high level of current income with a secondary objective of capital appreciation will continue to benefit

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  common shareholders of RCR notwithstanding that New RMR will focus neither on dividend income nor portfolio funds to the extent that RCR currently does.

  As a result of the Reorganizations, you will become a shareholder of New RMR, which is organized as a Delaware statutory trust. Your current Fund is organized as a Massachusetts business trust. As more fully explained in the Joint Proxy Statement/Prospectus, each of the Funds' Boards believe that a fund organized as a Delaware statutory trust offers advantages over a fund organized as a Massachusetts business trust, including limiting by statute the personal liability of shareholders, the ability to simplify operations by reducing administrative burdens and a well established body of business entity law.

  It is not anticipated that the Reorganizations will directly benefit preferred shareholders of the Funds in any material manner; however, none of the expenses of the Reorganizations will be borne by preferred shareholders of the Funds, and the terms of the newly issued series of New RMR preferred shares to be distributed to preferred shareholders of Old RMR, RHR, RFR, RDR and RCR in the Reorganizations will be essentially the same as the terms of the Old RMR, RHR, RFR, RDR and RCR preferred shares, as applicable, that such shareholders currently hold.

  The Joint Proxy Statement/Prospectus contains further details of the reasons that the Reorganizations are being recommended by the Board of each Fund.

Q:
HOW WILL THE REORGANIZATIONS AFFECT MY STOCK OWNERSHIP?

A:
Assuming shareholders of the Acquired Funds approve the Reorganizations, the assets and liabilities of the Acquired Funds will be combined with those of New RMR. The Acquired Funds will then dissolve. Shareholders of the Acquired Funds will become shareholders of New RMR. Prior to the Reorganizations, New RMR will have no assets or operations other than such minimum assets, supplied by RMR Advisors, Inc. (the "Advisor"), the Funds' investment adviser, as may be required to establish an independent registrant under applicable securities laws. It is a condition to the consummation of each of RHR's, RFR's, RDR's and RCR's respective Reorganizations with New RMR that Old RMR's shareholders approve Old RMR's Reorganization with New RMR and that Old RMR's Reorganization with New RMR be consummated.

  If you are a holder of common shares of an Acquired Fund, you will receive newly issued common shares of New RMR in exchange for your Acquired Fund common shares. The aggregate net asset value of the New RMR common shares you will receive will equal the aggregate net asset value of the applicable Acquired Fund common shares you held immediately prior to the Reorganization, after giving effect to the share of the costs of the Reorganization for the applicable Acquired Fund, and determined as of the close of trading on the closing date of the applicable Reorganization. The New RMR common shares received by common shareholders of an Acquired Fund are expected to be listed for trading on NYSE Amex.

  If you are a holder of preferred shares of an Acquired Fund, you will receive newly issued preferred shares of New RMR in exchange for your Acquired Fund preferred shares. The aggregate liquidation preference of the New RMR preferred shares you will receive will equal the aggregate liquidation preference of the applicable Acquired Fund preferred shares you held immediately prior to the Reorganization.

Q:
ARE THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES SIMILAR?

A:
The investment objectives of all the Funds are similar. Old RMR, RHR and RDR seek, and New RMR will seek, to earn a high level of current income with a secondary objective of capital appreciation for holders of their common shares. RFR seeks to earn high total returns for its common shareholders through a combination of capital appreciation and current income. RCR seeks to earn and pay a high current dividend income to common shareholders by investing in real estate companies and portfolio funds with a secondary objective of capital appreciation. The Acquired Funds invest in real estate related securities and New RMR will also invest in real estate related securities. The Board of RCR believes that New RMR's focus on providing a high level of current income with a secondary objective of capital appreciation will continue to benefit common shareholders of RCR notwithstanding that New RMR will focus neither on dividend income nor portfolio funds to the extent that RCR currently does. As of December 31, 2008, each of the Acquired Funds (other than Old RMR) held at least 47% by value of their investments in real estate investment trusts ("REITs"), and Old RMR held 90% by value of its investments in REITs.

Q:
WILL THE REORGANIZATIONS AFFECT MY DISTRIBUTIONS?

A:
New RMR intends to pay distributions to its common shareholders on a quarterly basis after making payment or provision for payment of distributions on, or redeeming, preferred shares, and interest and required principal payment on borrowings, if any, provided that market and economic condition do not dictate otherwise. Prior to October 2008, each Acquired Fund historically made distributions to common shareholders each month. In 2009 each Acquired Fund intends to make distributions of net investment income, if any, to common shareholders each quarter. Provided that market and economic conditions do not dictate otherwise, New RMR intends to make distributions to common shareholders pursuant to a "level rate dividend policy", which is the same type of distribution policy that the Acquired Funds maintain. The Board of each Acquired Fund periodically evaluates, and the Board of New RMR will continue to periodically evaluate, its common share distribution policy and may, in the future, change its common share distribution policy. Additionally, the Internal Revenue Service has recently announced that closed end funds, such as the Funds, are allowed to satisfy their minimum distribution requirements as a registered investment company in 2009 through the partial payment of distributions in stock. Distributions on common shares of each of the Acquired Funds are payable to the extent, at the rate and in the form declared by each such Fund's Board. Distributions on New RMR common shares by New RMR will be payable to the extent, at the rate and in the form declared by the New RMR Board and will be determined based on market conditions and other factors the New RMR Board deems relevant. Nevertheless, there can be no assurance that New RMR will, after the Reorganizations, pay any specific amount of regular distribution in any specific form, pay any regular distribution at all, that quarterly distributions will continue, or that any annual capital gains distributions will be paid.

  The Funds have submitted an application for exemptive relief with the SEC seeking relief from the provisions of the 1940 Act, and the rules and regulations thereunder, that generally restrict the Funds from distributing long term capital gain income more often than once every 12 months. This exemptive relief is commonly referred to as a "managed dividend policy". That application is pending.

  The preferred shareholders of the Funds receive distributions every seven days (unless a Fund declares a special rate period). Distribution rates for New RMR preferred shares will be set at auctions, which is how distribution rates are set on all the Funds' preferred shares. To date, no auctions for preferred securities of the Acquired Funds have failed to attract sufficient clearing bids (such auctions are commonly referred to as "failed" auctions). However, RBC Capital Markets Corporation, an affiliate of RBC Dain Rauscher Inc., the Acquired Funds' lead broker-dealer for their preferred securities, has acquired for its own account a substantial portion of the Acquired Funds' preferred securities in the auctions, and may ultimately come to own for its account all or substantially all of such preferred securities. If RBC Capital Markets Corporation had not been a purchaser of preferred securities in the Acquired Funds' auctions, the applicable auctions likely would have failed and holders of the Acquired Funds' preferred shares would not have been able to sell their preferred shares in the applicable auctions. There can be no assurance that RBC Capital Markets Corporation, or any other affiliate of RBC Dain Rauscher Inc., would purchase Fund preferred shares in any future auction of Fund preferred securities or that the Funds, including New RMR, who will also retain RBC Dain Rauscher Inc. as lead broker-dealer for auctions of its preferred securities, will not have any auction for their preferred securities fail. If an auction of the Funds' preferred shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which the applicable Fund would otherwise pay as a result of a successful auction. In addition, if an auction fails, holders of the applicable Fund's preferred shares may not be able to sell their preferred shares in that auction. If auctions for the Funds' preferred shares fail, or if market conditions generally frustrate the Funds' ability to enhance investment results through the investment of capital attributable to their outstanding preferred shares, such factors may precipitate a change in the form and/or amount of investment leverage used by the Funds.

Q.
HOW WILL THE REORGANIZATIONS AFFECT FUND FEES AND EXPENSES?

A:
Each Fund's Board believes that, prospectively, the expense ratios for the reorganized New RMR should, after the Reorganizations, be lower than or substantially similar to the expense ratios for each Acquired Fund if the Reorganizations did not occur. As a result of the Reorganizations, total recurring annual gross expenses incurred by common shareholders of RHR, RFR, RDR and RCR in the aggregate would decline from 4.61%, 7.33%, 5.51% and 6.50%, respectively, and total recurring annual gross expenses incurred by common shareholders of Old RMR would increase from 2.97%, of average net assets attributable to common shares for the year ended December 31, 2008, to approximately 3.11% of average net assets attributable to common shares for the reorganized New RMR on a pro forma basis for the year ended December 31, 2008, assuming all the Reorganizations are consummated and giving effect to each respective Fund's use of leverage and the reorganized New RMR's use of leverage on a pro forma basis. Gross expenses do not give effect to any management fee waivers and, for RCR and New RMR, include acquired fund (portfolio fund) fees and expenses, which are non-operating expenses borne indirectly by Fund shareholders that represent the Fund's pro rata portion of the cumulative expense charged by underlying investment companies in which the Fund invests. Thus, as a result of the Reorganizations, total recurring annual operating expenses for the year ended December 31, 2008 incurred by common shareholders of Old RMR, RHR, RFR, RDR and RCR in the aggregate would decline from 2.97%, 4.61%, 7.33%, 5.51% and 4.84% of average net assets attributable to common shares for the year ended December 31, 2008, respectively, to approximately 2.42% of average net assets attributable to common shares for the reorganized New RMR on a pro forma basis for the year ended December 31, 2008, assuming all the Reorganizations are consummated and giving effect to each respective Fund's use of leverage and the reorganized New RMR's use of leverage on a pro forma basis. As indicated above, operating expenses do not include acquired fund fees and expenses. See "Expenses of the Funds—The Funds' Expenses" in the attached Joint Proxy Statement/Prospectus.

  New RMR is a newly organized entity with no operating history, formed specifically for the purpose of effectuating the Reorganizations. Prior to the Reorganizations, New RMR will have no assets or operations other than such minimum assets, supplied by the Advisor, as may be required to establish an independent registrant under applicable securities laws. New RMR will acquire substantially all of its assets, and issue substantially all of its common shares and preferred shares, in the Reorganizations, and will commence operations after consummation of the first Reorganization. Since New RMR has no historical operations, no historical financial information is presented for New RMR.

  The Funds pay different management fees and have different contractual fee waiver arrangements. Each Fund, other than RCR, pays a management fee to the Advisor at an annual rate of 0.85% of the Fund's average managed assets. RCR pays a management fee to the Advisor at an annual rate of 1.00% of its average managed assets. A Fund's average managed assets includes assets attributable to the Fund's preferred shares. See "Expenses of the Funds—The Fund's Expenses" in the attached Joint Proxy Statement/Prospectus. For the first five years following the closing of RFR' s initial public offering of common shares, the Advisor has contractually agreed to waive a portion of its management fee equal to 0.25% of the average managed assets of RFR. Old RMR had a similar fee waiver which expired on December 18, 2008, and RHR has a similar fee waiver which will expire on April 27, 2009, which is prior to the anticipated closing date of RHR's Reorganization with New RMR. For the first five years following the closing of RDR's initial public offering of common shares, the Advisor has contractually agreed to waive a portion of its management fee equal to 0.55% of the average managed assets of RDR. RCR does not have a contractual fee waiver.

  Following each Reorganization, the Advisor will provide investment advisory services to New RMR pursuant to the terms and conditions of an investment advisory agreement between New RMR and the Advisor. The terms of the investment advisory agreement between New RMR and the Advisor are substantively the same as the terms of the existing investment advisory agreement between Old RMR and the Advisor. However, since Old RMR's contractual fee waiver expired on December 18, 2008, the investment advisory agreement between New RMR and the Advisor does not contain a contractual fee waiver. Moreover, since New RMR's management fee will be 0.85% of New RMR's average managed assets, shareholders of RCR will realize a 15 basis point reduction in management fees, from 1.00% to 0.85%, as a result of RCR's Reorganization with New RMR.

  RFR's contractual fee waiver expires on November 22, 2009 and RDR's contractual fee waiver expires on May 24, 2010. Given that if each of the Reorganizations of RFR and RDR with New RMR is consummated, each of RFR and RDR would realize an elimination of their respective fee waivers, the Advisor has agreed to make cash payments to each of RFR and RDR to compensate such Acquired Funds for the elimination of their respective fee waivers. The Advisor will make this compensatory payment to RFR and RDR immediately prior to the consummation of that Acquired Fund's Reorganization with New RMR. The amount of the payment will take into account (i) the amount of managed assets of the applicable Acquired Fund as of the close of trading on the closing date of the applicable Reorganization, (ii) the number of days by which the applicable Acquired Fund's fee waiver expiration date exceeds the closing date of the applicable Reorganization, (iii) the amount of the applicable Acquired Fund's fee waiver, and (iv) an appropriate discount factor which takes into account the time value of money. RFR and RDR will, subject to applicable legal and tax requirements, either retain some or all of this payment or distribute some or all of this amount to its shareholders immediately prior to the consummation of its Reorganization with New RMR. Any such amount retained by an Acquired Fund or to be paid to an Acquired Fund's shareholders will be determined by the applicable Acquired Fund's Board after consultation with its tax and legal advisors. To the extent an Acquired Fund retains any of the cash payment, the amount retained will be included as part of that Acquired Fund's net assets attributable to common shares for purposes of determining the number of New RMR common shares to be issued to that Acquired Fund in connection with its Reorganization. These compensatory payments were the subject of negotiation between the Advisor and the Boards of each of RFR and RDR, and the compensatory payment formula has been unanimously approved by the Board of each of RFR and RDR, including all the trustees who are not "interested persons" (as defined in the 1940 Act) of the applicable Acquired Fund. Based on each Acquired Fund's managed assets as of December 31, 2008, an assumed closing date of June 1, 2009 for each Reorganization, and an applied discount factor of 7%, the Advisor would make compensatory payments of $4,824 and $30,264 to RFR and RDR, respectively. The actual amount of this compensatory payment will change based on the actual closing date of each respective

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  Reorganization, the actual value of RFR's and RDR's managed assets on the applicable closing date and the actual applied discount factor.

Q:
WILL I HAVE TO PAY ANY SALES LOAD, COMMISSION OR OTHER SIMILAR FEE IN CONNECTION WITH THE REORGANIZATIONS?

A:
You will pay no sales loads or commissions in connection with the Reorganizations. However, generally, each Fund will pay its own expenses incurred in connection with the Reorganizations, whether or not any individual Fund's Reorganization with New RMR is consummated. With respect to any expenses incurred in connection with the Reorganizations that are attributable to more than one Fund, such expenses will be allocated in proportion to the net asset values attributable to the common shares of the applicable Funds. If all the Reorganizations are consummated, the current estimate of total expenses to be incurred in connection with the Reorganizations is $1,964,177, and the portion of such expenses to be borne by each of Old RMR, RHR, RFR, RDR and RCR is estimated to be $819,193, $436,639, $297,810, $310,265 and $100,270, respectively, of which each Fund had accrued or paid $423,754, $345,271, $310,525, $283,403 and $116,224, respectively, as of December 31, 2008. As of December 31, 2008, the aggregate net asset values attributable to common shares of Old RMR, RHR, RFR, RDR and RCR were $25,641,294, $7,521,221, $3,074,972, $4,411,650 and $2,849,016, respectively, and the proportional net asset values as of that date were approximately 59%, 17%, 7%, 10% and 7%, respectively. Neither the Funds nor the Advisor will pay any shareholder expenses arising out of or in connection with the Reorganizations.

  New RMR will reimburse the Advisor for any expenses funded by the Advisor solely and directly attributable to organizing New RMR as a Delaware statutory trust, registering and organizing New RMR as an investment company under the 1940 Act, registering New RMR's shares for sale under the Securities Act of 1933, listing New RMR's shares for trading on NYSE Amex and any other expenses incidental to organizing New RMR and qualifying it to conduct business as a closed end management investment company under the 1940 Act. These organizational expenses are expected to amount to approximately $40,000, which New RMR will charge as an expense.

  If an Acquired Fund's shareholders do not approve at the meeting (or any adjournment or postponement of the meeting) the proposed Reorganization, the applicable Acquired Fund will not bear any further costs of the Reorganizations after that time except as may be directly attributable to or already incurred by it. Accordingly, each Acquired Fund may incur expenses arising from the planned Reorganizations even though its proposed Reorganization may not occur. For example, as discussed above, as of December 31, 2008 each of Old RMR, RHR, RFR, RDR and RCR had accrued or paid expenses arising from the planned Reorganizations amounting to $423,754, $345,271, $310,525, $283,403 and $116,224, respectively.

Q:
WHAT ARE THE DIFFERENCES BETWEEN A MASSACHUSETTS BUSINESS TRUST AND DELAWARE STATUTORY TRUST?

A:
In recent years, many investment companies have formed or reorganized as Delaware statutory trusts. Organizing New RMR as a Delaware statutory trust rather than a Massachusetts business trust is expected to provide benefits to the Acquired Funds and their shareholders.

  There has been some concern as to whether shareholders of a Massachusetts business trust are afforded limited liability protection from personal liability as a shareholder under Massachusetts law. Massachusetts business trust law does not specifically provide that the shareholders of an Acquired Fund are not subject to any personal liability for any claims against, or liabilities of, such Funds solely by reason of being or having been a shareholder of an Acquired Fund. The Funds have attempted to provide their shareholders with protection in this regard by affording them with rights of indemnification and exculpation under the respective Funds' declarations of trust. In contrast, under the Delaware Statutory Trust Act, shareholders of New RMR are statutorily entitled to the same limitation of personal liability as is extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware.

  Funds formed as Delaware statutory trusts under the Delaware Statutory Trust Act are granted a significant amount of operational flexibility, resulting in efficiencies of operation that may translate into savings for a fund, such as New RMR, and the fund's shareholders. For example, the Delaware Statutory Trust Act authorizes trust management to take various actions without requiring shareholder approval if permitted by the trust's governing instrument. Additionally, unlike Massachusetts business trust law, the Delaware Statutory Trust Act permits any amendment to the statutory trust's governing instrument without the need for a state or city filing, which can reduce administrative burdens and costs.

  Moreover, to the extent provisions in New RMR's declaration of trust and bylaws are addressed by rules and principles established under the laws governing Delaware business entities (such as limited partnerships and limited liability companies), the Delaware courts may look to such other laws to help interpret provisions of New RMR's declaration of trust and bylaws. Applying this body of law to the operation of New RMR should prove beneficial because these laws are developed and business oriented. In addition, Delaware's Chancery Court is dedicated to business law matters, which means that the judges tend to be more specialized and better versed in the nuances of the law that will be applied to New RMR. These legal advantages can make more certain the resolution of legal controversies and help to reduce legal costs resulting from possible uncertainty in the law.

  A comparison of Delaware statutory trust law and Massachusetts business trust law, together with a comparison of certain provisions of the governing documents of New RMR and the Acquired Funds, is included as Appendix 1 to the attached Joint Proxy Statement/Prospectus.

Q:
WILL I HAVE TO PAY ANY UNITED STATES FEDERAL INCOME TAXES AS A RESULT OF THE REORGANIZATIONS?

A:
Each of the Reorganizations is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended, so that shareholders of the Acquired Funds will recognize no gain or loss for United States federal income tax purposes upon the receipt solely of common or preferred shares of New RMR in connection with the Reorganizations. Additionally, the Acquired Funds will recognize no gain or loss for United States federal income tax purposes as a result of the transfer of all of their assets and liabilities in exchange for the common or preferred shares of New RMR or as a result of their dissolution, and neither New RMR nor its shareholders will recognize gain or loss for United States federal income tax purposes as a result of the Reorganizations.

Q:
WHAT OTHER DIFFERENCES EXIST BETWEEN THE GOVERNING DOCUMENTS OF THE ACQUIRED FUNDS AND NEW RMR?

A:
New RMR is organized as a Delaware statutory trust and each Acquired Fund is organized as a Massachusetts business trust. Though similarities exist between the governing documents of New RMR and the Acquired Funds, many provisions contained in New RMR's governing documents are different than those contained, if at all, in the governing documents of the Acquired Funds. These differences include, for example, provisions relating to shareholder voting rights and standards, what constitutes a quorum at a meeting of shareholders, required qualifications needed for an individual to serve as a trustee, the election of trustees and the voting standard required for such election, the ability of Trustees to remove, with or without cause, other Trustees, the procedures and requirements relating to a shareholder's ability to bring a derivative suit against New RMR, if demanded by any applicable party, arbitration of any claim brought by or on behalf of a shareholder of New RMR against New RMR, its Trustees, officers, investment adviser (including the Advisor or its successor), agents and employees, including derivative claims and class actions, the ability of shareholders to propose nominees for election as trustees and propose other business before a meeting of shareholders of New RMR, the ability of the chairperson of a meeting of shareholders of New RMR to organize, control and adjourn meetings of shareholders, and the regulatory disclosure and compliance requirements required to be adhered to by shareholders. A comparison of certain provisions of the governing documents of New RMR and the Acquired Funds, together with a comparison of Delaware statutory trust law and Massachusetts business trust law, is included as Appendix 1 to the attached Joint Proxy Statement/Prospectus.

Q:
WHAT HAPPENS IF SHAREHOLDERS OF ONE ACQUIRED FUND DO NOT APPROVE ITS REORGANIZATION BUT SHAREHOLDERS OF ANOTHER ACQUIRED FUND DO APPROVE ITS REORGANIZATION?

A:
Any Reorganization may be consummated whether or not any other Reorganization is consummated, except that the Reorganization of Old RMR with New RMR must be consummated in order for any of the other Acquired Funds' Reorganizations to be consummated. In the event that one Acquired Fund's Reorganization is approved but another Acquired Fund's Reorganization is not approved, the Board(s) of the Acquired Fund(s) whose shareholders approved its Fund's proposed Reorganization, as well as the Board of New RMR, will consider whether to proceed with the approved Reorganization(s). The Boards of any Acquired Funds whose shareholders have not approved its applicable Reorganization will consider what actions, if any, to take in light of that failure to obtain shareholder approval.

Q:
HOW DOES THE BOARD OF MY FUND SUGGEST THAT I VOTE?

A:
The Board of your Fund recommends that you vote "FOR" the items proposed for your Fund.

Q:
HOW DO I VOTE MY PROXY?

A:
You may vote by attending the meeting in person or by signing, dating and returning the enclosed proxy card in the accompanying postage prepaid envelope. Additionally, you may vote your shares over the internet or by telephone. If you wish to vote your shares over the internet or by telephone, please follow the internet or telephone voting instructions on the enclosed proxy card. Each Fund shareholder who has given a proxy may revoke it any time prior to its exercise by delivering to the secretary of his or her Fund a written revocation or a duly executed proxy bearing a later date, by voting over the internet or by telephone at a later time, or by notifying the secretary of his or her Fund at any time before his or her proxy is voted that he or she will be present at the meeting and wishes to vote in person. Votes provided over the internet or by telephone must be received by 11:59 p.m. Eastern time on June 3, 2009.

  Please note: being present at the meeting alone does not revoke a previously executed and returned proxy. If you hold shares in the name of a brokerage firm, bank, nominee or other institution (commonly referred to as in "street name"), please contact the person responsible for your account and give instructions on how to vote your shares. In order to vote your shares held in street name at the meeting, you must provide a legal proxy from the institution through which you hold those shares.

Q:
WHO DO I CONTACT FOR FURTHER INFORMATION?

A:
You can contact your financial adviser for further information. We encourage you to contact the firm assisting the Funds in the solicitation of proxies, Innisfree M&A Incorporated ("Innisfree"), if you have any questions or need assistance in voting your shares. Banks and brokers may call Innisfree, collect, at 212-750-5834. Other shareholders may call Innisfree, toll free, at 877-750-9496.

RMR REAL ESTATE FUND
RMR HOSPITALITY AND REAL ESTATE FUND
RMR F.I.R.E. FUND
RMR PREFERRED DIVIDEND FUND
RMR DIVIDEND CAPTURE FUND
(each, a "Fund")

        NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS OF RMR REAL ESTATE FUND, RMR HOSPITALITY AND REAL ESTATE FUND,
RMR F.I.R.E. FUND, RMR PREFERRED DIVIDEND FUND AND RMR
DIVIDEND CAPTURE FUND

 TO BE HELD JUNE 4, 2009

        This is the formal agenda for your Fund's shareholders meeting ("Meeting"). It tells you what matters will be voted on and the time and place of the Meeting in case you want to attend in person.

To the shareholders of each Fund:

        A joint special meeting of shareholders for your Fund(s) will be held at the offices of the Funds at 400 Centre Street, Newton, Massachusetts, at 9:30 a.m., Eastern time, to consider the following:

        1(a).  For common shareholders and preferred shareholders of RMR Real Estate Fund ("Old RMR"), voting together as a single class, Proposal 1(a) to approve an Agreement and Plan of Reorganization between Old RMR and RMR Real Estate Income Fund ("New RMR") and related Reorganization, the termination of Old RMR's registration under the Investment Company Act of 1940, as amended (the "1940 Act"), and the dissolution of Old RMR under applicable state law.

        The Board of Trustees of Old RMR recommends that you vote FOR this proposal.

        1(b).  For preferred shareholders of Old RMR, voting as a separate class, Proposal 1(b) to approve an Agreement and Plan of Reorganization between Old RMR and New RMR and related Reorganization, the termination of Old RMR's registration under the 1940 Act, and the dissolution of Old RMR under applicable state law.

        The Board of Trustees of Old RMR recommends that you vote FOR this proposal.

        2(a).  For common shareholders and preferred shareholders of RMR Hospitality and Real Estate Fund ("RHR"), voting together as a single class, Proposal 2(a) to approve an Agreement and Plan of Reorganization between RHR and New RMR and related Reorganization, the termination of RHR's registration under the 1940 Act, and the dissolution of RHR under applicable state law.

        The Board of Trustees of RHR recommends that you vote FOR this proposal.

        2(b).  For preferred shareholders of RHR, voting as a separate class, Proposal 2(b) to approve an Agreement and Plan of Reorganization between RHR and New RMR and related Reorganization, the termination of RHR's registration under the 1940 Act, and the dissolution of RHR under applicable state law.

        The Board of Trustees of RHR recommends that you vote FOR this proposal.

        3(a).  For common shareholders and preferred shareholders of RMR F.I.R.E. Fund ("RFR"), voting together as a single class, Proposal 3(a) to approve an Agreement and Plan of Reorganization between RFR and New RMR and related Reorganization, the termination of RFR's registration under the 1940 Act, and the dissolution of RFR under applicable state law.

        The Board of Trustees of RFR recommends that you vote FOR this proposal.

        3(b).  For preferred shareholders of RFR, voting as a separate class, Proposal 3(b) to approve an Agreement and Plan of Reorganization between RFR and New RMR and related Reorganization, the termination of RFR's registration under the 1940 Act, and the dissolution of RFR under applicable state law.

        The Board of Trustees of RFR recommends that you vote FOR this proposal.

        4(a).  For common shareholders and preferred shareholders of RMR Preferred Dividend Fund ("RDR"), voting together as a single class, Proposal 4(a) to approve an Agreement and Plan of Reorganization between RDR and New RMR and related Reorganization, the termination of RDR's registration under the 1940 Act, and the dissolution of RDR under applicable state law.

        The Board of Trustees of RDR recommends that you vote FOR this proposal.

        4(b).  For preferred shareholders of RDR, voting as a separate class, Proposal 4(b) to approve an Agreement and Plan of Reorganization between RDR and New RMR and related Reorganization, the termination of RDR's registration under the 1940 Act, and the dissolution of RDR under applicable state law.

        The Board of Trustees of RDR recommends that you vote FOR this proposal.

        5(a).  For common shareholders and preferred shareholders of RMR Dividend Capture Fund ("RCR"), voting together as a single class, Proposal 5(a) to approve an Agreement and Plan of Reorganization between RCR and New RMR and related Reorganization, the termination of RCR's registration under the 1940 Act, and the dissolution of RCR under applicable state law.

        The Board of Trustees of RCR recommends that you vote FOR this proposal.

        5(b).  For preferred shareholders of RCR, voting as a separate class, Proposal 5(b) to approve an Agreement and Plan of Reorganization between RCR and New RMR and related Reorganization, the termination of RCR's registration under the 1940 Act, and the dissolution of RCR under applicable state law.

        The Board of Trustees of RCR recommends that you vote FOR this proposal.

        6.     Any other business that may properly come before the Meeting or any adjournment of the Meeting.

        Shareholders of record as of the close of business on March 31, 2009, are entitled to vote at the Meeting or any adjournment thereof.

        Whether or not you expect to attend the Meeting, please complete and return a proxy for your shares or vote your shares over the internet or by telephone. If shareholders do not return their proxies in sufficient numbers, it may result in additional shareholder solicitation.

By order of the Board of Trustees, JENNIFER B. CLARK Secretary RMR Real Estate Fund RMR Hospitality and Real Estate Fund RMR F.I.R.E. Fund RMR Preferred Dividend Fund RMR Dividend Capture Fund

March 30, 2009

YOUR VOTE IS IMPORTANT.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE READ THE JOINT PROXY STATEMENT/PROSPECTUS AND PROMPTLY COMPLETE AND RETURN A PROXY FOR YOUR SHARES AS SOON AS POSSIBLE NO MATTER HOW MANY SHARES YOU OWN.

YOU MAY ALSO VOTE YOUR SHARES OVER THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

2

 JOINT PROXY STATEMENT/PROSPECTUS
RELATING TO THE ACQUISITION OF THE ASSETS AND
ASSUMPTION OF THE LIABILITIES OF

RMR Real Estate Fund ("Old RMR"),

RMR Hospitality and Real Estate Fund ("RHR"),

RMR F.I.R.E. Fund ("RFR"),

RMR Preferred Dividend Fund ("RDR") and

RMR Dividend Capture Fund ("RCR"),

(Old RMR, RHR, RFR, RDR and RCR, each, an "Acquired Fund")

BY AND IN EXCHANGE FOR SHARES OF

RMR Real Estate Income Fund ("New RMR")

        The address of each of the above listed funds is 400 Centre Street, Newton, Massachusetts 02458 and the telephone number of each of these funds is (617) 332-9530.

* * * * * *

        This Joint Proxy Statement/Prospectus is furnished to you as a shareholder of Old RMR, RHR, RFR, RDR or RCR (each, unless with respect to New RMR the context implies otherwise, collectively with New RMR, a "Fund" and together, the "Funds"). The Funds, other than New RMR and RCR, are diversified closed end management investment companies. New RMR and RCR are non-diversified closed end management investment companies. A joint special meeting of shareholders of Old RMR, RHR, RFR, RDR and RCR (the "Meeting") will be held at 400 Centre Street, Newton, Massachusetts on June 4, 2009 at 9:30 a.m., Eastern time, to consider the items listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus, which sets forth the information you ought to know before voting on the proposals described herein relating to the reorganizations of Old RMR, RHR, RFR, RDR and RCR with New RMR (each a "Reorganization" and collectively, the "Reorganizations"). Even if you plan to attend the Meeting or any adjournment thereof, the Board of Trustees of your Fund requests that you promptly vote your shares by completing and returning the enclosed proxy card or by voting your shares over the internet or by telephone. To vote your shares over the internet or by telephone, please follow the instructions for internet or telephone voting on the enclosed proxy card. The approximate mailing date of this Joint Proxy Statement/Prospectus and accompanying form of proxy is April 22, 2009. The securities described in the registration statement of which this Joint Proxy Statement/Prospectus is a part will be distributed as soon as practicable after the effective date of the registration statement. Please read this Joint Proxy Statement/Prospectus carefully and retain it for future reference.

        New RMR is newly organized and its common shares have no prior trading history. The common shares of closed end investment companies frequently trade at a discount to net asset value. There is no assurance that a trading price for New RMR's common shares equal to or greater than net asset value will result after the Reorganizations. The risk of loss due to this discount may be greater for investors expecting to sell their common shares in a relatively short period after completion of the Reorganizations.

        Investing in New RMR's common shares and preferred shares involves risks described in "Risk Factors and Special Considerations" beginning on page 50.

The Proposals

Proposals 1(a) and 1(b):

        To approve an Agreement and Plan of Reorganization between Old RMR and New RMR and related Reorganization, the termination of Old RMR's registration under the Investment Company Act of 1940, as amended (the "1940 Act"), and the dissolution of Old RMR under applicable state law.

Proposals 2(a) and 2(b):

        To approve an Agreement and Plan of Reorganization between RHR and New RMR and related Reorganization, the termination of RHR's registration under the 1940 Act, and the dissolution of RHR under applicable state law.

Proposals 3(a) and 3(b):

        To approve an Agreement and Plan of Reorganization between RFR and New RMR and related Reorganization, the termination of RFR's registration under the 1940 Act, and the dissolution of RFR under applicable state law.

Proposals 4(a) and 4(b):

        To approve an Agreement and Plan of Reorganization between RDR and New RMR and related Reorganization, the termination of RDR's registration under the 1940 Act, and the dissolution of RDR under applicable state law.

Proposals 5(a) and 5(b):

        To approve an Agreement and Plan of Reorganization between RCR and New RMR and related Reorganization, the termination of RCR's registration under the 1940 Act, and the dissolution of RCR under applicable state law.

Shareholders Entitled to Vote

Proposal 1(a)	RMR Real Estate Fund common shareholders and preferred shareholders, together as a class
Proposal 1(b)	RMR Real Estate Fund preferred shareholders, as a separate class
Proposal 2(a)	RMR Hospitality and Real Estate Fund common shareholders and preferred shareholders, together as a class
Proposal 2(b)	RMR Hospitality and Real Estate Fund preferred shareholders, as a separate class
Proposal 3(a)	RMR F.I.R.E. Fund common shareholders and preferred shareholders, together as a class
Proposal 3(b)	RMR F.I.R.E. Fund preferred shareholders, as a separate class
Proposal 4(a)	RMR Preferred Dividend Fund common shareholders and preferred shareholders, together as a class
Proposal 4(b)	RMR Preferred Dividend Fund preferred shareholders, as a separate class
Proposal 5(a)	RMR Dividend Capture Fund common shareholders and preferred shareholders, together as a class
Proposal 5(b)	RMR Dividend Capture Fund preferred shareholders, as a separate class

How Will the Reorganizations Work?

  •
  Each Acquired Fund will transfer all of its assets to New RMR and New RMR will assume each Acquired Fund's liabilities.

  •
  New RMR will issue newly issued common shares of beneficial interest of New RMR, par value $.001 per share, to each Acquired Fund, in an amount equal to the aggregate value of such applicable Acquired Fund's net assets attributable to such Acquired Fund's common shares outstanding on the date of determination, which is currently expected to be 4:00 p.m., Eastern time, on the applicable closing date, and after giving effect to the share of the costs of the Reorganizations borne by such Acquired Fund. Following consummation of each Reorganization, the Acquired Funds will each distribute the New RMR common shares to their common shareholders in proportion to, and in exchange for, the respective shareholders' common share holdings of such applicable Acquired Fund immediately prior to the Reorganization.

  •
  New RMR will issue a series of preferred shares, par value $.0001 per share and a liquidation preference of $25,000 per share, to Old RMR. This series of preferred shares is expected to be designated as "Series T" ("New RMR Preferred Shares, Series T"). The aggregate liquidation preference of New RMR Preferred Shares, Series T received by Old RMR in the Reorganization will equal the aggregate liquidation preference of preferred shares of Old RMR outstanding immediately prior to the Reorganization. The New RMR Preferred Shares, Series T will be distributed to holders of preferred shares of Old RMR in proportion to, and in exchange for, their holdings immediately prior to the Reorganization. The auction dates, rate period and dividend payment dates of the Old RMR preferred shares and the New RMR Preferred Shares, Series T received by Old RMR preferred shareholders in the Reorganization in exchange for such Old RMR preferred shares will be the same.

  •
  New RMR will issue a series of preferred shares, par value $.0001 per share and a liquidation preference of $25,000 per share, to RHR. This series of preferred shares is expected to be designated as "Series Th" ("New RMR Preferred Shares, Series Th"). The aggregate liquidation preference of New RMR Preferred Shares, Series Th received by RHR in the Reorganization will equal the aggregate liquidation preference of preferred shares of RHR outstanding immediately prior to the Reorganization. The New RMR Preferred Shares, Series Th will be distributed to holders of preferred shares of RHR, in proportion to, and in exchange for, their holdings immediately prior to the Reorganization. The auction dates, rate period and dividend payment dates of the RHR preferred shares and the New RMR Preferred Shares, Series Th received by RHR preferred shareholders in the Reorganization in exchange for such RHR preferred shares will be the same.

  •
  New RMR will issue a series of preferred shares, par value $.0001 per share and a liquidation preference of $25,000 per share, to RFR. This series of preferred shares is expected to be designated as "Series W" ("New RMR Preferred Shares, Series W"). The aggregate liquidation preference of New RMR Preferred Shares, Series W received by RFR in the Reorganization will equal the aggregate liquidation preference of preferred shares of RFR outstanding immediately prior to the Reorganization. The New RMR Preferred Shares, Series W will be distributed to holders of preferred shares of RFR in proportion to, and in exchange for, their holdings immediately prior to the Reorganization. The auction dates, rate period and dividend payment dates of the RFR preferred shares and the New RMR Preferred Shares, Series W received by RFR preferred shareholders in the Reorganization in exchange for such RFR preferred shares will be the same.

  •
  New RMR will issue a series of preferred shares, par value $.0001 per share and a liquidation preference of $25,000 per share, to RDR. This series of preferred shares is expected to be designated as "Series M" ("New RMR Preferred Shares, Series M"). The aggregate liquidation preference of New RMR Preferred Shares, Series M received by RDR in the Reorganization will equal the aggregate liquidation preference of preferred shares of RDR outstanding immediately prior to the Reorganization. The New RMR Preferred Shares, Series M will be distributed to holders of preferred shares of RDR in proportion to, and in exchange for, their holdings immediately prior to the Reorganization. The auction dates, rate period and dividend payment dates of the RDR preferred shares and the New RMR Preferred Shares, Series M received by RDR preferred shareholders in the Reorganization in exchange for such RDR preferred shares will be the same.

  •
  New RMR will issue a series of preferred shares, par value $.0001 per share and a liquidation preference of $25,000 per share, to RCR. This series of preferred shares is expected to be designated as "Series F" ("New RMR Preferred Shares, Series F"). The aggregate liquidation preference of New RMR Preferred Shares, Series F received by RCR in the Reorganization will equal the aggregate liquidation preference of preferred shares of RCR outstanding immediately prior to the Reorganization. The New RMR Preferred Shares, Series F will be distributed to holders of preferred shares of RCR in proportion to, and in exchange for, their holdings immediately prior to the Reorganization. The auction dates, rate period and dividend payment dates of the RCR preferred shares and the New RMR Preferred Shares, Series F received by RCR preferred shareholders in the Reorganization in exchange for such RCR preferred shares will be the same.

  •
  After the New RMR common shares and preferred shares are distributed by the applicable Acquired Fund, that Acquired Fund will dissolve under applicable state law and terminate its registration under the 1940 Act.

  •
  The Reorganization of each Acquired Fund with New RMR is conditioned upon the approval of such Reorganization by the applicable Acquired Fund's shareholders. However, the Reorganization of a specific Acquired Fund may proceed in accordance with its terms even if another Reorganization is not approved by the shareholders of another Acquired Fund, except that the Reorganization of Old RMR with New RMR must be consummated in order for any of the other Acquired Funds' Reorganizations to be consummated. In the event that one Acquired Fund's Reorganization is approved but another Acquired Fund's Reorganization is not approved, the Board(s) of Trustees of the Acquired Fund(s) whose shareholders approved its Fund's proposed Reorganization, as well as the Board of Trustees of New RMR, will consider whether to proceed with the approved Reorganization(s). The Board of Trustees of any Acquired Fund whose shareholders have not approved its applicable Reorganization will consider what actions, if any, to take in light of its Acquired Fund's shareholders not approving its Fund's proposed Reorganization.

  •
  If each Reorganization is consummated, the result will be a New RMR whose assets and liabilities consist of the combined assets and liabilities of the Acquired Funds. Following the Reorganizations, Old RMR will be the surviving fund for accounting purposes and for purposes of presenting investment performance history.

  •
  Each Reorganization is intended to result in no income, gain or loss for United States federal income tax purposes to the Acquired Funds or New RMR, or to the common shareholders or preferred shareholders of the Acquired Funds or New RMR. See "Material U.S. Federal Income Tax Consequences of the Reorganization."

Why is Each Reorganization Being Recommended?

        The Board of Trustees of each of the Acquired Funds and New RMR (collectively, the "Boards") each believe that the Reorganization of its Fund offers its shareholders potential benefits, including those listed below.

        The reorganized New RMR will have a combined portfolio with greater assets than those of any of the Funds individually. New RMR is a newly organized entity with no operating history, formed specifically for the purpose of effectuating the Reorganizations. New RMR will acquire substantially all of its assets, and issue substantially all of its common shares and preferred shares, in the Reorganizations and will commence operations after consummation of the first Reorganization. Prior to the Reorganizations, New RMR will have no assets or operations other than such minimum assets, supplied by RMR Advisors, Inc., the Funds' investment adviser (the "Advisor"), as may be required to establish an independent registrant under applicable securities laws. At December 31, 2008, the net and total assets of each Acquired Fund were as follows:

Fund	Net Assets	Total Assets(1)
Old RMR	$25,641,294	$36,591,294
RHR(2)	$7,521,221	$10,396,221
RFR	$3,074,972	$4,249,972
RDR(3)	$4,411,650	$10,211,650
RCR(4)	$2,849,016	$3,924,016

Combined:	$43,498,153	$65,373,153

(1)
Total Assets include assets attributable to preferred shares issued by the Acquired Funds.

(2)
On January 7, 2009, RHR redeemed 24 of its issued and outstanding preferred shares with a total liquidation preference of $600,000. The effect of this redemption is not reflected in the figures above.

(3)
On January 2, 2009 and January 9, 2009, RDR redeemed a total of 168 of its issued and outstanding preferred shares with a total liquidation preference of $4,200,000. The effect of these redemptions are not reflected in the figures above.

(4)
On January 8, 2009, RCR redeemed 16 of its issued and outstanding preferred shares with a total liquidation preference of $400,000. The effect of this redemption is not reflected in the figures above.

        As a result of the relatively small size of the Funds compared to many other publicly held closed end management investment companies, each of the Funds pays a relatively high amount of annual costs as a percentage of net assets, including annual charges for stock exchange listing fees, transfer agency fees, administration and sub-administration fees, custodian fees, the costs of preparing separate annual audited financial statements, legal fees for ordinary business and the like. By combining the Funds, the Boards believe the Funds may be able to realize annual cost savings totaling approximately $1,385,000, based on the year ended December 31, 2008. Since the Advisor will make cash payments to compensate RFR and RDR for the elimination of their respective advisory fee waivers, the effect of the elimination of each of RFR's and RDR's advisory fee waiver has not been factored into this estimate. See "Expenses of the Funds—The Funds' Expenses."

        The number of common shares outstanding on December 31, 2008 and the average daily trading volume of these shares during the year ended December 31, 2008 for each Acquired Fund were as follows:

Fund	Common Shares Outstanding	Average Daily Trading Volume
Old RMR	6,824,000	35,616
RHR	2,485,000	10,224
RFR	1,484,000	5,282
RDR	2,663,977	11,765
RCR	1,255,914	8,455

        Because of the relatively small number of common shares of the Funds which trade on an average daily basis compared to many other publicly held closed end management investment companies, the Funds' Boards believe that the market price of the Funds' common shares may be more volatile. Assuming that all of the Funds were combined based upon their net asset values ("NAV") on December 31, 2008 (and without regard to any fee waiver compensatory payment), all outstanding common shares of the Acquired Funds would be cancelled and 1,933,817 New RMR common shares would be issued. See Appendix B to the Statement of Additional Information ("SAI"), which contains New RMR's pro forma financial statements. The Funds' Boards believe that due to the substantially larger market capitalization of New RMR and significantly expanded common shareholder base for New RMR following the Reorganizations, the average trading volume for reorganized New RMR common shares is likely to be greater than the individual average trading volume of the Acquired Funds and that this increased volume may make it easier for shareholders to purchase and sell their New RMR common shares. Also, as a result of potential enhanced market liquidity, the Funds' Boards believe the future market prices of the reorganized New RMR common shares may experience reduced volatility as compared to the volatility experienced with the common shares of the Acquired Funds.

        New RMR will operate pursuant to its present investment objectives, which are substantially similar to the current investment objectives of RHR, RFR and RDR, and the same as the investment objectives of Old RMR. While RCR's investment objective is to earn and pay a high current dividend income to common shareholders by investing in real estate companies and "portfolio funds" (i.e., other closed end management investment companies) with a secondary objective of capital appreciation, RCR's Board believes that New RMR's strategy, along with the other benefits of the Reorganizations discussed herein, may result in common shareholders of RCR realizing higher current income that they would otherwise be able to realize if RCR's Reorganization with New RMR is not consummated, notwithstanding that New RMR will focus neither on dividend income nor portfolio funds to the extent that RCR currently does. Each Fund is currently managed by the same Board and the same investment advisory personnel and portfolio managers, all of whom will continue to provide services to New RMR following the Reorganizations, except that Mr. Gerard M. Martin, a Trustee of the Acquired Funds, will be replaced by Mr. Adam D. Portnoy on the Board of New RMR.

        As a result of the Reorganizations, shareholders of the Acquired Funds, which are currently organized as Massachusetts business trusts, will become shareholders of New RMR, which is organized as a Delaware statutory trust. Each of the Funds' Boards believe that a fund organized as a Delaware statutory trust offers advantages over a fund organized as a Massachusetts business trust, including limiting by statute the personal liability of shareholders, the ability to simplify operations by reducing administrative burdens and a well established body of business entity law. In addition to the different jurisdiction of organization, many provisions contained in New RMR's governing documents are different than those contained, if at all, in the governing documents of the Acquired Funds. The descriptions of the provisions of the governing documents of New RMR, and the differences between such provisions and those of the Acquired Funds, that are contained in the Joint Proxy Statement/Prospectus are qualified in their entirety by the Amended and Restated Declaration of Trust of New RMR and the Bylaws of New RMR, attached as Appendix E and Appendix F, respectively, to the SAI and incorporated herein by reference.

        See also "Board Considerations" and Appendix 1 to this Joint Proxy Statement/Prospectus, which is entitled "A Comparison of Governing Documents and State Law."

        After consideration of the above benefits and considerations, the risk factors set forth below under "Risk Factors and Special Considerations" and other factors the Boards considered relevant, the Board of each of the Acquired Funds, including all the Trustees of each Acquired Fund who are not "interested persons" of the applicable Acquired Fund (as defined in the 1940 Act), unanimously determined to recommend that its Fund's shareholders vote FOR the proposals to be voted upon by its

Fund's shareholders allowing for the Reorganizations. For further information, please see the individual description of the proposal affecting your Fund contained in this Joint Proxy Statement/Prospectus.

Who Bears the Expenses Associated with the Reorganizations?

        Generally, each Fund will pay its own expenses incurred in connection with the Reorganizations, whether or not any individual Fund's Reorganization with New RMR is consummated. With respect to any expenses incurred in connection with the Reorganizations that are attributable to more than one Fund, such expenses will be allocated in proportion to the net asset values attributable to the common shares of the applicable Funds. If all the Reorganizations are consummated, the current estimate of total expenses to be incurred in connection with the Reorganizations is $1,964,177, and the portion of such expenses to be borne by each of Old RMR, RHR, RFR, RDR and RCR is estimated to be $819,193, $436,639, $297,810, $310,265 and $100,270, respectively, of which each Fund had accrued or paid $423,754, $345,271, $310,525, $283,403 and $116,224, respectively, as of December 31, 2008. As of December 31, 2008, the aggregate net asset values attributable to common shares of Old RMR, RHR, RFR, RDR and RCR were $25,641,294, $7,521,221, $3,074,972, $4,411,650 and $2,849,016, respectively, and the proportional net asset values as of that date were approximately 59%, 17%, 7%, 10% and 7%, respectively. Neither the Funds nor the Advisor will pay any shareholder expenses arising out of or in connection with the Reorganizations.

        New RMR will reimburse the Advisor for any expenses funded by the Advisor solely and directly attributable to organizing New RMR as a Delaware statutory trust, registering and organizing New RMR as an investment company under the 1940 Act, registering New RMR's shares for sale under the Securities Act of 1933, listing New RMR's shares for trading on NYSE Amex and any other expenses incidental to organizing New RMR and qualifying it to conduct business as a closed end management investment company under the 1940 Act. These organizational expenses are expected to amount to approximately $40,000, which New RMR will charge as an expense.

        If an Acquired Fund's shareholders do not approve at the Meeting (or any adjournment or postponement of the Meeting) the proposed Reorganization, the applicable Acquired Fund will not bear any further costs of the Reorganizations after that time except as may be directly attributable to or already incurred by it. Accordingly, each Acquired Fund may incur expenses arising from the planned Reorganizations even though its proposed Reorganization may not occur. For example, as discussed above, as of December 31, 2008, each of Old RMR, RHR, RFR, RDR and RCR had accrued or paid expenses arising from the planned Reorganizations amounting to $423,754, $345,271, $310,525, $283,403 and $116,224, respectively.

Who is Eligible to Vote?

        Shareholders of record of each Acquired Fund on March 31, 2009 are entitled to attend and vote at the Meeting or any adjourned meeting. Each share is entitled to one vote for each matter considered at the Meeting for which that share class is entitled to vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted for all proposals you are entitled to vote on, including those relating to the Reorganizations. If you submit a properly executed proxy, unless your proxy has been revoked before or at the Meeting, your shares will be voted at the discretion of the persons named as proxies for any other business that may properly come before the Meeting. As of this time, the Boards of the Funds know of no other matters which will be brought before the Meeting or any adjournment thereof.

        Shares of New RMR are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

        Shares of New RMR have not been approved or disapproved by the SEC. The SEC has not passed upon the accuracy or adequacy of this Joint Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

        The common shares of Old RMR, RHR, RFR, RDR and RCR are listed on NYSE Amex under the ticker symbols "RMR," "RHR," "RFR" , "RDR" and "RCR," respectively. Common shares of New RMR are expected to be listed on NYSE Amex under the ticker symbol "RIF". Reports, proxy statements and other information concerning the Funds may be inspected at the offices of NYSE Amex, 20 Broad Street, New York, New York 10005. The SEC maintains a website that contains the reports, proxy statements and other information that the Funds file electronically with the SEC. Copies of these documents may be viewed on screen or downloaded from the SEC's website at http://www.sec.gov. Reports, proxy statements and other information filed by the Funds with the SEC can also be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at the SEC's Public Reference Room, located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of this information by mail from the SEC at the above address, at prescribed rates.

Where to Get More Information

Old RMR's annual report to shareholders on Form N-CSR for the year ended December 31, 2008, filed with the SEC on February 25, 2009.
RHR's annual report to shareholders on Form N-CSR for the year ended December 31, 2008, filed with the SEC on February 25, 2009.
RFR's annual report to shareholders on Form N-CSR for the year ended December 31, 2008, filed with the SEC on February 25, 2009.
RDR's annual report to shareholders on Form N-CSR for the year ended December 31, 2008, filed with the SEC on February 25, 2009.
RCR's annual report to shareholders on Form N-CSR for the year ended December 31, 2008, filed with the SEC on February 25, 2009.
A Statement of Additional Information, dated March 30, 2009 which relates to this Joint Proxy Statement/Prospectus and the Reorganizations, and contains additional information about the Funds.

On file with the SEC and available on the SEC's website (www.sec.gov), available at no charge by calling our toll free number: (866) 790-8165, available by writing to the Funds care of RMR Advisors,  Inc., 400 Centre Street, Newton, MA 02458, or available after the Reorganizations at our website at www.rmrfunds.com. These documents are incorporated by reference into (and therefore part of) this Joint Proxy Statement/Prospectus. The table of contents of the Statement of Additional Information is located on page 144 of this Joint Proxy Statement/Prospectus.

To ask questions about this Joint Proxy Statement/Prospectus or if you need assistance in voting your shares:	We encourage you to contact the firm assisting the Funds in the solicitation of proxies, Innisfree M&A Incorporated ("Innisfree"). Banks and brokers may call Innisfree, collect, at 212-750-5834. Other shareholders may call Innisfree, toll free, at 877-750-9496.

        The date of this Joint Proxy Statement/Prospectus is March 30, 2009.

INTRODUCTION	11
SUMMARY	12
The Proposed Reorganizations	12
Proposals 1(a) and (b), 2(a) and (b), 3(a) and (b), 4(a) and (b) and 5(a) and (b): Reorganizations of the Acquired Funds with New RMR	13
Summary of Fund Comparisons	23
Background and Reasons for the Proposed Reorganizations	28
EXPENSES OF THE FUNDS	31
Summary of Expense Comparison	31
The Funds' Expenses	32
FINANCIAL HIGHLIGHTS	40
New RMR	40
Old RMR	40
RHR	41
RFR	44
RDR	46
RCR	48
RISK FACTORS AND SPECIAL CONSIDERATIONS	50
Risks Related to the Reorganizations	50
General Risks of Investing in New RMR	52
Additional Risks of Investing in New RMR Preferred Shares	65
Comparison of Risks of Investing in New RMR versus the Acquired Funds	67
PROPOSALS 1(a) AND (b), 2(a) AND (b), 3(a) AND (b), 4(a) AND (b) AND 5(a) AND (b): REORGANIZATIONS OF THE ACQUIRED FUNDS WITH NEW RMR	67
Proposal 1(a)	70
Proposal 1(b)	71
Proposal 2(a)	72
Proposal 2(b)	73
Proposal 3(a)	74
Proposal 3(b)	76
Proposal 4(a)	77
Proposal 4(b)	79
Proposal 5(a)	79
Proposal 5(b)	81
Comparison of the Funds: Investment Objectives and Policies	82
Capitalization	91
Additional Information About Common Shares of the Funds	92
Additional Information About Preferred Shares of the Funds	98
Borrowings	111
Certain Provisions of the Declarations of Trust and Bylaws	112
Management of the Funds	116
Additional Information About the Reorganizations	123

BOARD CONSIDERATIONS	132
LEGAL PROCEEDINGS	135
VOTING INFORMATION AND REQUIRED VOTE	136
CONDITIONS TO THE REORGANIZATIONS	137
ADDITIONAL INFORMATION CONCERNING THE MEETING	137
Methods of Solicitation and Proxy Firm	137
Revoking Proxies	138
Outstanding Shares, Quorum, Abstentions, Broker Non-Votes and Discretionary Voting	138
Security Ownership of Certain Beneficial Owners	139
Shareholder Nominations and Proposals	141
Other Business	142
Adjournments	143
EXPERTS	143
HOUSEHOLDING OF SPECIAL MEETING MATERIALS	143
AVAILABLE INFORMATION	143
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	144
APPENDIX 1: A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW	1-1

 INTRODUCTION

        This Joint Proxy Statement/Prospectus is being used by each Acquired Fund's Board to solicit proxies to be voted at a joint special meeting of Old RMR, RHR, RFR, RDR and RCR's shareholders. This Meeting will be held on June 4, 2009 at 400 Centre Street, Newton, Massachusetts, at 9:30 a.m., Eastern time. At the Meeting, each of the shareholders of Old RMR, RHR, RFR, RDR and RCR will consider proposals to approve Agreements and Plans of Reorganization providing for the Reorganizations of the Acquired Funds with New RMR and related matters. This Joint Proxy Statement/Prospectus is being mailed to Old RMR, RHR, RFR, RDR and RCR shareholders on or about April 22, 2009.

        For each proposal, this Joint Proxy Statement/Prospectus includes information that is specific to that proposal. You should read carefully the sections of the proxy statement related specifically to your Fund(s) and the information relevant to all proposals because they contain details that are not in the summary.

Who is Eligible to Vote?

        Shareholders of record of each Acquired Fund on March 31, 2009, are entitled to attend and vote at the Meeting or any adjournment thereof. Each share is entitled to one vote for each matter considered at the Meeting for which that share class is entitled to vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted for all proposals you are entitled to vote on, including those relating to the Reorganizations. If you submit a properly executed proxy, unless your proxy has been revoked before or at the Meeting, your shares will be voted at the discretion of the persons named as proxies for any other business that may properly come before the Meeting. As of this time, the Boards of the Funds know of no other matters which will be brought before the Meeting or any adjournment thereof. If you hold shares in the name of a brokerage firm, bank, nominee or other institution (commonly referred to as in "street name"), please contact the person responsible for your account and give instructions on how to vote your shares. In order to vote your shares held in street name at the Meeting, you must provide a legal proxy from the institution through which you hold those shares.

 SUMMARY

        The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the SAI. Shareholders should read carefully the entire Joint Proxy Statement/Prospectus.

The Proposed Reorganizations

        The Board of each Fund, including the Trustees who are not "interested persons" of each Fund (as defined in the 1940 Act), has unanimously approved each Agreement and Plan of Reorganization and the related Reorganization to which its Fund would be a party. If the common shareholders and preferred shareholders of an Acquired Fund, voting together as a single class, and the preferred shareholders of an Acquired Fund, voting as a separate class, approve their Acquired Fund's Agreement and Plan of Reorganization and related Reorganization, then, subject to the satisfaction of certain conditions, New RMR will acquire all of the assets of that Acquired Fund and assume all of the liabilities of that Acquired Fund, and the common shareholders and preferred shareholders of that Acquired Fund will receive New RMR common shares and New RMR preferred shares, respectively. Each Acquired Fund whose shareholders approved the Agreement and Plan of Reorganization and related Reorganization for their Acquired Fund will then terminate its registration under the 1940 Act and dissolve under applicable state law.

        The aggregate NAV of New RMR common shares received by an Acquired Fund's common shareholders in the Reorganization will equal the aggregate NAV of the Acquired Fund common shares outstanding on the Valuation Date (as defined in the next paragraph below) for the Reorganization, after giving effect to the Acquired Fund's share of the costs of the Reorganizations. The aggregate liquidation preference of New RMR preferred shares received by an Acquired Fund's preferred shareholders in the Reorganization will equal the aggregate liquidation preference of Acquired Fund preferred shares held immediately prior to the Reorganization. The auction dates, rate period and dividend payment dates of an Acquired Fund's preferred shares and the New RMR preferred shares received in the Reorganization in exchange for such Acquired Fund's preferred shares will be the same.

        It is expected that the valuation date for a Reorganization will be at 4:00 p.m., Eastern time, on the relevant closing date of each Reorganization (each, a "Valuation Date"). The closing date of Old RMR's Reorganization with New RMR is currently expected to be on the relevant dividend payment date of Old RMR's preferred shares first following the Meeting, and the closing date of each respective Acquired Fund's Reorganization is currently expected to be on the relevant dividend payment date of the applicable Acquired Fund's preferred shares first following the closing date of Old RMR's Reorganization with New RMR. It is a condition to the consummation of each of RHR's, RFR's, RDR's and RCR's respective Reorganizations with New RMR that Old RMR's shareholders approve Old RMR's Reorganization with New RMR and that Old RMR's Reorganization with New RMR be consummated.

        New RMR is a newly organized entity with no operating history, formed specifically for the purpose of effectuating the Reorganizations. New RMR will acquire substantially all of its assets, and issue substantially all of its common shares and preferred shares, in the Reorganizations and will commence operations after consummation of the first Reorganization. New RMR is organized as a Delaware statutory trust and each Acquired Fund is organized as a Massachusetts business trust. Though similarities exist between the governing documents of New RMR and the Acquired Funds, many provisions contained in New RMR's governing documents are different than those contained, if at all, in the governing documents of the Acquired Funds. See Appendix 1 to this Joint Proxy Statement/Prospectus, which is entitled "A Comparison of Governing Documents and State Law." If each Reorganization is consummated, the result will be a New RMR whose assets and liabilities consist of the combined assets and liabilities of the Acquired Funds. Following the Reorganizations, Old RMR will be the surviving fund for accounting purposes and for purposes of presenting investment performance history.

        In the event that one Acquired Fund's Reorganization is approved but another Acquired Fund's Reorganization is not approved, the Board(s) of the Acquired Fund(s) whose shareholders approved its Fund's proposed Reorganization, as well as the Board of New RMR, will consider whether to proceed with the approved Reorganization(s). The Boards of any Acquired Funds whose shareholders have not approved its applicable Reorganization will consider what actions, if any, to take in light of that failure to obtain shareholder approval.

Proposals 1(a) and (b), 2(a) and (b), 3(a) and (b), 4(a) and (b) and 5(a) and (b): Reorganizations of the Acquired Funds with New RMR

For Shareholders of Old RMR, RHR, RFR, RDR and RCR

Reorganization of Old RMR with New RMR

  Proposal 1(a)

        In the Reorganization of Old RMR with New RMR, common shareholders of Old RMR will receive New RMR common shares in exchange for their Old RMR common shares. The aggregate NAV of the New RMR common shares received will be equal to the aggregate NAV of the Old RMR common shares outstanding on the Valuation Date for the Reorganization, after giving effect to the share of the costs of the Reorganization borne by Old RMR. New RMR will similarly issue common shares to each of the other Acquired Funds whose shareholders approve their respective Reorganizations.

        Old RMR's Board believes that, prospectively, the expense ratios for the reorganized New RMR should be substantially similar after the Reorganizations to the expense ratios for Old RMR if the Reorganizations did not occur. See "Expenses of the Funds—The Funds' Expenses." Though Old RMR's Board does not believe that Old RMR's participation in the Reorganizations will have a substantial effect on its expense ratios, Old RMR's Board believes that the Reorganizations are in the best interests of Old RMR's shareholders because of other potential offsetting benefits of the Reorganizations for Old RMR's shareholders. These potential benefits generally stem from the substantially larger asset base New RMR will have after the Reorganizations relative to Old RMR's current asset base and include, for example, the potential for economies of scale and enhanced market liquidity for New RMR common shares discussed elsewhere in this Joint Proxy Statement/Prospectus. See "Summary—Background and Reasons for the Proposed Reorganizations" and "Board Considerations".

        Old RMR pays a management fee to the Advisor at an annual rate of 0.85% of the Fund's average managed assets. The Advisor contractually agreed to waive a portion of its management fee equal to 0.25% of the average managed assets of Old RMR until December 18, 2008. As such, Old RMR's contractual fee waiver has expired. Following Old RMR's Reorganization with New RMR, the Advisor will provide investment advisory services to New RMR pursuant to the terms and conditions of an investment advisory agreement between New RMR and the Advisor. The terms of the investment advisory agreement between New RMR and the Advisor are substantively the same as the terms of the existing investment advisory agreement between Old RMR and the Advisor. However, since Old RMR's contractual fee waiver expired on December 18, 2008, the investment advisory agreement between New RMR and the Advisor does not contain a contractual fee waiver.

        As a result of the Reorganization of Old RMR with New RMR, common shareholders and preferred shareholders of Old RMR, which is currently organized as a Massachusetts business trust,

will become common shareholders and preferred shareholders, respectively, of New RMR, which is organized as a Delaware statutory trust, and cease to be shareholders common and preferred shareholders, respectively, of Old RMR. Old RMR's Board believes that a fund organized as a Delaware statutory trust offers advantages over a fund organized as a Massachusetts business trust, including limiting by statute the personal liability of shareholders, the ability to simplify operations by reducing administrative burdens and a well established body of business entity law. See Appendix 1 to this Joint Proxy Statement/Prospectus, which is entitled "A Comparison of Governing Documents and State Law."

        Though similarities exist between the governing documents of New RMR and Old RMR, many provisions contained in New RMR's governing documents are different than those contained, if at all, in the governing documents of Old RMR. These differences include, for example, provisions relating to shareholder voting rights and standards, what constitutes a quorum at a meeting of shareholders, required qualifications needed for an individual to serve as a Trustee, the election of Trustees and the voting standard required for such election, the ability of Trustees to remove, with or without cause, other Trustees, the procedures and requirements relating to a shareholder's ability to bring a derivative suit against New RMR, if demanded by any applicable party, arbitration of any claim brought by or on behalf of a shareholder of New RMR against New RMR, its Trustees, officers, investment adviser (including the Advisor or its successor), agents and employees, including derivative claims and class actions, the ability of shareholders to propose nominees for election as Trustees and propose other business before a meeting of shareholders of New RMR, the ability of the chairperson of a meeting of shareholders of New RMR to organize, control and adjourn meetings of shareholders, and the regulatory disclosure and compliance requirements required to be adhered to by shareholders. See Appendix 1 to this Joint Proxy Statement/Prospectus, which is entitled "A Comparison of Governing Documents and State Law."

        New RMR's investment objectives and policies are identical to Old RMR's, except that (i) Old RMR is a diversified fund and New RMR is a non-diversified fund and (ii) Old RMR's investments in non-investment grade ratable securities are limited to 45% of its managed assets (measured at the time of investment) and New RMR will not be limited in the amount of its managed assets that it may invest in non-investment grade ratable securities. The Board of New RMR has decided to depart from Old RMR's investment policies in these respects in light of the continuing turmoil in the financial markets and, in particular, in the real estate preferred sector of the market in which Old RMR and New RMR invest. New RMR's Board made this decision in order to give New RMR added operational flexibility in this challenging economic environment and does not intend to dramatically increase the amount of New RMR's managed assets invested in non-investment grade ratable securities relative to Old RMR's historic investment practices.

        The Reorganization of Old RMR with New RMR is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Code so that no gain or loss for United States federal income tax purposes will be recognized by Old RMR or its common shareholders or preferred shareholders as a result of the Reorganization.

        In order for the Reorganization of Old RMR with New RMR to take place, the affirmative vote of a "majority of the outstanding" (as defined in 1940 Act) common shares and preferred shares of Old RMR, voting together as a single class, is required. "Majority of the outstanding" common shares and preferred shares of Old RMR, as defined pursuant to the 1940 Act, means the lesser of (i) 67% or more of Old RMR's common shares and preferred shares, together as a single class, present at a meeting of Old RMR's shareholders, if the holders of more than 50% of Old RMR's outstanding common shares and preferred shares are present or represented by proxy, or (ii) more than 50% of Old RMR's outstanding common shares and preferred shares, together as a single class.

        The Board of Old RMR recommends that you vote FOR Old RMR's proposed Agreement and Plan of Reorganization and related Reorganization.

  Proposal 1(b)

        In the Reorganization of Old RMR with New RMR, preferred shareholders of Old RMR will receive New RMR preferred shares in exchange for their Old RMR preferred shares. The aggregate liquidation preference of New RMR preferred shares received in the Reorganization will equal the aggregate liquidation preference of Old RMR preferred shares outstanding immediately prior to the Reorganization. The auction dates, rate period and dividend payment dates of the Old RMR preferred shares and the New RMR preferred shares received in the Reorganization in exchange for such Old RMR preferred shares will be the same. None of the expenses of the Reorganizations will be borne by preferred shareholders of Old RMR. The liquidation preference for each series of New RMR preferred shares outstanding upon consummation of the Reorganizations will rank pari passu with each other.

        Approval of the Reorganization of Old RMR with New RMR requires the affirmative vote of a majority of the outstanding preferred shares of Old RMR, voting as a separate class. This means that more than 50% of Old RMR's outstanding preferred shares must vote in favor of Old RMR's proposed Reorganization with New RMR.

        The Board of Old RMR recommends that you vote FOR Old RMR's proposed Agreement and Plan of Reorganization and related Reorganization.

Reorganization of RHR with New RMR

  Proposal 2(a)

        In the Reorganization of RHR with New RMR, common shareholders of RHR will receive New RMR common shares in exchange for their RHR common shares. The aggregate NAV of the New RMR common shares received will be equal to the aggregate NAV of the RHR common shares outstanding on the Valuation Date for the Reorganization, after giving effect to the share of the costs of the Reorganization borne by RHR. New RMR will similarly issue common shares to each of the other Acquired Funds whose shareholders approve their respective Reorganizations. It is a condition to the consummation of RHR's Reorganization with New RMR that Old RMR's shareholders approve Old RMR's Reorganization with New RMR and that Old RMR's Reorganization with New RMR be consummated.

        RHR's Board believes that the expense ratios for the reorganized New RMR should prospectively be lower and that RHR's common shares may have greater liquidity after the Reorganizations than the expense ratios and trading liquidity RHR and its common shares would have if RHR does not participate in the Reorganizations. See "Expenses of the Funds—The Funds' Expenses."

        Each of Old RMR and RHR pays a management fee to the Advisor at an annual rate of 0.85% of the Fund's average managed assets. The Advisor contractually agreed to waive a portion of its management fee equal to 0.25% of the average managed assets of each Fund until December 18, 2008, in the case of Old RMR, and until April 27, 2009, in the case of RHR. As such, Old RMR's contractual fee waiver has expired and RHR's contractual fee waiver will expire prior to the anticipated closing date of RHR's Reorganization with New RMR. Following RHR's Reorganization with New RMR, the Advisor will provide investment advisory services to New RMR pursuant to the terms and conditions of an investment advisory agreement between New RMR and the Advisor. The terms of the investment advisory agreement between New RMR and the Advisor are substantively the same as the terms of the existing investment advisory agreement between Old RMR and the Advisor. However, since Old RMR's contractual fee waiver expired on December 18, 2008, the investment advisory agreement between New RMR and the Advisor does not contain a contractual fee waiver.

        As a result of the Reorganization of RHR with New RMR, common shareholders and preferred shareholders of RHR, which is currently organized as a Massachusetts business trust, will become common shareholders and preferred shareholders, respectively, of New RMR, which is organized as a Delaware statutory trust, and cease to be common shareholders and preferred shareholders, respectively, of RHR. RHR's Board believes that a fund organized as a Delaware statutory trust offers advantages over a fund organized as a Massachusetts business trust, including limiting by statute the personal liability of shareholders, the ability to simplify operations by reducing administrative burdens and a well established body of business entity law. Additionally, though similarities exist between the governing documents of New RMR and RHR, many provisions contained in New RMR's governing documents are different than those contained, if at all, in the governing documents of RHR. These differences include, for example, provisions relating to shareholder voting rights and standards, what constitutes a quorum at a meeting of shareholders, required qualifications needed for an individual to serve as a Trustee, the election of Trustees and the voting standard required for such election, the ability of Trustees to remove, with or without cause, other Trustees, the procedures and requirements relating to a shareholder's ability to bring a derivative suit against New RMR, if demanded by any applicable party, arbitration of any claim brought by or on behalf of a shareholder of New RMR against New RMR, its Trustees, officers, investment adviser (including the Advisor or its successor), agents and employees, including derivative claims and class actions, the ability of shareholders to propose nominees for election as Trustees and propose other business before a meeting of shareholders of New RMR, the ability of the chairperson of a meeting of shareholders of New RMR to organize, control and adjourn meetings of shareholders, and the regulatory disclosure and compliance requirements required to be adhered to by shareholders. See Appendix 1 to this Joint Proxy Statement/Prospectus, which is entitled "A Comparison of Governing Documents and State Law."

        The Reorganization of RHR with New RMR is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Code so that no gain or loss for United States federal income tax purposes will be recognized by RHR or its common shareholders or preferred shareholders as a result of the Reorganization.

        In order for the Reorganization of RHR with New RMR to take place, the affirmative vote of a "majority of the outstanding" (as defined in 1940 Act) common shares and preferred shares of RHR, voting together as a single class, is required. "Majority of the outstanding" common shares and preferred shares of RHR, as defined pursuant to the 1940 Act, means the lesser of (i) 67% or more of RHR's common shares and preferred shares, together as a single class, present at a meeting of RHR's shareholders, if the holders of more than 50% of RHR's outstanding common shares and preferred shares are present or represented by proxy, or (ii) more than 50% of RHR's outstanding common shares and preferred shares, together as a single class.

        The Board of RHR recommends that you vote FOR RHR's proposed Agreement and Plan of Reorganization and related Reorganization.

  Proposal 2(b)

        In the Reorganization of RHR with New RMR, preferred shareholders of RHR will receive New RMR preferred shares in exchange for their RHR preferred shares. The aggregate liquidation preference of New RMR preferred shares received in the Reorganization will equal the aggregate liquidation preference of RHR preferred shares outstanding immediately prior to the Reorganization. The auction dates, rate period and dividend payment dates of the RHR preferred shares and the New RMR preferred shares received in the Reorganization in exchange for such RHR preferred shares will be the same. None of the expenses of the Reorganizations will be borne by preferred shareholders of RHR. The liquidation preference for each series of New RMR preferred shares outstanding upon consummation of the Reorganizations will rank pari passu with each other.

        Approval of the Reorganization of RHR with New RMR requires the affirmative vote of a majority of the outstanding preferred shares of RHR, voting as a separate class. This means that more than 50% of RHR's outstanding preferred shares must vote in favor of RHR's proposed Reorganization with New RMR.

        The Board of RHR recommends that you vote FOR RHR's proposed Agreement and Plan of Reorganization and related Reorganization.

Reorganization of RFR with New RMR

  Proposal 3(a)

        In the Reorganization of RFR with New RMR, common shareholders of RFR will receive New RMR common shares in exchange for their RFR common shares. The aggregate NAV of the New RMR common shares received will be equal to the aggregate NAV of the RFR common shares outstanding on the Valuation Date for the Reorganization, after giving effect to the share of the costs of the Reorganization borne by RFR. New RMR will similarly issue common shares to each of the other Acquired Funds whose shareholders approve their respective Reorganizations. It is a condition to the consummation of RFR's Reorganization with New RMR that Old RMR's shareholders approve Old RMR's Reorganization with New RMR and that Old RMR's Reorganization with New RMR be consummated.

        RFR's Board believes that the expense ratios for the reorganized New RMR should prospectively be lower and that RFR's common shares may have greater liquidity after the Reorganizations than the expense ratios and trading liquidity RFR and RFR's common shares would have if RFR does not participate in the Reorganizations. See "Expenses of the Funds—The Funds' Expenses."

        Each of Old RMR and RFR pays a management fee to the Advisor at an annual rate of 0.85% of the Fund's average managed assets. The Advisor contractually agreed to waive a portion of its management fee equal to 0.25% of the average managed assets of each Fund until December 18, 2008, in the case of Old RMR, and until November 22, 2009, in the case of RFR. As such, Old RMR's contractual fee waiver has expired. Following RFR's Reorganization with New RMR, the Advisor will provide investment advisory services to New RMR pursuant to the terms and conditions of an investment advisory agreement between New RMR and the Advisor. The terms of the investment advisory agreement between New RMR and the Advisor are substantively the same as the terms of the existing investment advisory agreement between Old RMR and the Advisor. However, since Old RMR's contractual fee waiver expired on December 18, 2008, the investment advisory agreement between New RMR and the Advisor does not contain a contractual fee waiver.

        In order to compensate RFR for the elimination of its fee waiver, which would occur as a result of RFR's Reorganization with New RMR, the Advisor has agreed to make a cash payment to RFR immediately prior to the consummation of RFR's Reorganization with New RMR. The amount of the payment will take into account (i) the amount of RFR's managed assets on the Valuation Date for RFR's Reorganization with New RMR, (ii) the number of days by which RFR's fee waiver expiration date exceeds the closing date of RFR's Reorganization with New RMR and (iii) an appropriate discount factor which takes into account the time value of money. RFR will, subject to applicable legal and tax requirements, either retain some or all of this payment or distribute some or all of this amount to its shareholders immediately prior to the consummation of its Reorganization with New RMR. Any such amount retained by RFR or to be paid to RFR's shareholders will be determined by RFR's Board after consultation with its tax and legal advisors. To the extent RFR retains any of the cash payment, the amount retained will be included as part of RFR's net assets attributable to common shares for purposes of determining the number of New RMR common shares to be issued to RFR in the Reorganization. The compensatory payments were the subject of negotiation between the Advisor and RFR's Board, and the compensatory payment formula has been unanimously approved by RFR's

Board, including all the Trustees who are not "interested persons" of RFR (as defined in the 1940 Act). Based on RFR's managed assets as of December 31, 2008, an assumed closing date of June 1, 2009 for RFR's Reorganization with New RMR, and an applied discount factor of 7%, the Advisor would make a compensatory payment of $4,824 to RFR. See "Form of Payment Agreement," attached as Appendix D to the SAI. The actual amount of this compensatory payment will change based on the actual closing date of RFR's Reorganization with New RMR, the actual value of RFR's managed assets on the Valuation Date and the actual applied discount factor.

        As a result of the Reorganization of RFR with New RMR, common shareholders and preferred shareholders of RFR, which is currently organized as a Massachusetts business trust, will become common shareholders and preferred shareholders, respectively, of New RMR, which is organized as a Delaware statutory trust, and cease to be common shareholders and preferred shareholders, respectively, of RFR. RFR's Board believes that a fund organized as a Delaware statutory trust offers advantages over a fund organized as a Massachusetts business trust, including limiting by statute the personal liability of shareholders, the ability to simplify operations by reducing administrative burdens and a well established body of business entity law. Additionally, though similarities exist between the governing documents of New RMR and RFR, many provisions contained in New RMR's governing documents are different than those contained, if at all, in the governing documents of RFR. These differences include, for example, provisions relating to shareholder voting rights and standards, what constitutes a quorum at a meeting of shareholders, required qualifications needed for an individual to serve as a Trustee, the election of Trustees and the voting standard required for such election, the ability of Trustees to remove, with or without cause, other Trustees, the procedures and requirements relating to a shareholder's ability to bring a derivative suit against New RMR, if demanded by any applicable party, arbitration of any claim brought by or on behalf of a shareholder of New RMR against New RMR, its Trustees, officers, investment adviser (including the Advisor or its successor), agents and employees, including derivative claims and class actions, the ability of shareholders to propose nominees for election as Trustees and propose other business before a meeting of shareholders of New RMR, the ability of the chairperson of a meeting of shareholders of New RMR to organize, control and adjourn meetings of shareholders, and the regulatory disclosure and compliance requirements required to be adhered to by shareholders. See Appendix 1 to this Joint Proxy Statement/Prospectus, which is entitled "A Comparison of Governing Documents and State Law."

        The Reorganization of RFR with New RMR is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Code so that no gain or loss for United States federal income tax purposes will be recognized by RFR or its common shareholders or preferred shareholders as a result of the Reorganization.

        In order for the Reorganization of RFR with New RMR to take place, the affirmative vote of a "majority of the outstanding" (as defined in 1940 Act) common shares and preferred shares of RFR, voting together as a single class, is required. "Majority of the outstanding" common shares and preferred shares of RFR, as defined pursuant to the 1940 Act, means the lesser of (i) 67% or more of RFR's common shares and preferred shares, together as a single class, present at a meeting of RFR's shareholders, if the holders of more than 50% of RFR's outstanding common shares and preferred shares are present or represented by proxy, or (ii) more than 50% of RFR's outstanding common shares and preferred shares, together as a single class.

        The Board of RFR recommends that you vote FOR RFR's proposed Agreement and Plan of Reorganization and related Reorganization.

  Proposal 3(b)

        In the Reorganization of RFR with New RMR, preferred shareholders of RFR will receive New RMR preferred shares in exchange for their RFR preferred shares. The aggregate liquidation preference of New RMR preferred shares received in the Reorganization will equal the aggregate liquidation preference of RFR preferred shares outstanding immediately prior to the Reorganization. The auction dates, rate period and dividend payment dates of the RFR preferred shares and the New RMR preferred shares received in the Reorganization in exchange for such RFR preferred shares will be the same. None of the expenses of the Reorganizations will be borne by preferred shareholders of RFR. The liquidation preference for each series of New RMR preferred shares outstanding upon consummation of the Reorganizations will rank pari passu with each other.

        Approval of the Reorganization of RFR with New RMR requires the affirmative vote of a majority of the outstanding preferred shares of RFR, voting as a separate class. This means that more than 50% of RFR's outstanding preferred shares must vote in favor of RFR's proposed Reorganization with New RMR.

        The Board of RFR recommends that you vote FOR RFR's proposed Agreement and Plan of Reorganization and related Reorganization.

Reorganization of RDR with New RMR

  Proposal 4(a)

        In the Reorganization of RDR with New RMR, common shareholders of RDR will receive New RMR common shares in exchange for their RDR common shares. The aggregate NAV of the New RMR common shares received will be equal to the aggregate NAV of the RDR common shares outstanding on the Valuation Date for the Reorganization, after giving effect to the share of the costs of the Reorganization borne by RDR. New RMR will similarly issue common shares to each of the other Acquired Funds whose shareholders approve their respective Reorganizations. It is a condition to the consummation of RDR's Reorganization with New RMR that Old RMR's shareholders approve Old RMR's Reorganization with New RMR and that Old RMR's Reorganization with New RMR be consummated.

        RDR's Board believes that the expense ratios for the reorganized New RMR should prospectively be lower and that RDR's common shares may have greater liquidity after the Reorganizations than the expense ratios and trading liquidity RDR and its common shares would have if RDR does not participate in the Reorganizations. See "Expenses of the Funds—The Funds' Expenses."

        Each of Old RMR and RDR pays a management fee to the Advisor at an annual rate of 0.85% of the Fund's average managed assets. The Advisor contractually agreed to waive a portion of its management fee equal to 0.25% of the average managed assets of Old RMR until December 18, 2008 and 0.55% of the average managed assets of RDR until May 24, 2010. As such, Old RMR's contractual fee waiver has expired. Following RDR's Reorganization with New RMR, the Advisor will provide investment advisory services to New RMR pursuant to the terms and conditions of an investment advisory agreement between New RMR and the Advisor. The terms of the investment advisory agreement between New RMR and the Advisor are substantively the same as the terms of the existing investment advisory agreement between Old RMR and the Advisor. However, since Old RMR's contractual fee waiver expired on December 18, 2008, the investment advisory agreement between New RMR and the Advisor does not contain a contractual fee waiver.

        In order to compensate RDR for the elimination of its fee waiver, which would occur as a result of RDR's Reorganization with New RMR, the Advisor has agreed to make a cash payment to RDR immediately prior to the consummation of RDR's Reorganization with New RMR. The amount of the payment will take into account (i) the amount of RDR's managed assets on the Valuation Date for RDR's Reorganization with New RMR, (ii) the number of days by which RDR's fee waiver expiration date exceeds the closing date of RDR's Reorganization with New RMR and (iii) an appropriate discount factor which takes into account the time value of money. RDR will, subject to applicable legal and tax requirements, either retain some or all of this payment or distribute some or all of this amount to its shareholders immediately prior to the consummation of its Reorganization with New RMR. Any such amount retained by RDR or to be paid to RDR's shareholders will be determined by RDR's Board after consultation with its tax and legal advisors. To the extent RDR retains any of the cash payment, the amount retained will be included as part of RDR's net assets attributable to common shares for purposes of determining the number of New RMR common shares to be issued to RDR in the Reorganization. The compensatory payments were the subject of negotiation between the Advisor and RDR's Board, and the compensatory payment formula has been unanimously approved by RDR's Board, including all the Trustees who are not "interested persons" of RDR (as defined in the 1940 Act). Based on RDR's managed assets as of December 31, 2008, an assumed closing date of June 1, 2009 for RDR's Reorganization with New RMR, and an applied discount factor of 7%, the Advisor would make a compensatory payment of $30,264 to RDR. See "Form of Payment Agreement," attached as Appendix D to the SAI. The actual amount of this compensatory payment will change based on the actual closing date of RDR's Reorganization with New RMR, the actual value of RDR's managed assets on the Valuation Date and the actual applied discount factor.

        As a result of the Reorganization of RDR with New RMR, common shareholders and preferred shareholders of RDR, which is currently organized as a Massachusetts business trust, will become common shareholders and preferred shareholders, respectively, of New RMR, which is organized as a Delaware statutory trust, and cease to be common shareholders and preferred shareholders, respectively, of RDR. RDR's Board believes that a fund organized as a Delaware statutory trust offers advantages over a fund organized as a Massachusetts business trust, including limiting by statute the personal liability of shareholders, the ability to simplify operations by reducing administrative burdens and a well established body of business entity law. Additionally, though similarities exist between the governing documents of New RMR and RDR, many provisions contained in New RMR's governing documents are different than those contained, if at all, in the governing documents of RDR. These differences include, for example, provisions relating to shareholder voting rights and standards, what constitutes a quorum at a meeting of shareholders, required qualifications needed for an individual to serve as a Trustee, the election of Trustees and the voting standard required for such election, the ability of Trustees to remove, with or without cause, other Trustees, the procedures and requirements relating to a shareholder's ability to bring a derivative suit against New RMR, if demanded by any applicable party, arbitration of any claim brought by or on behalf of a shareholder of New RMR against New RMR, its Trustees, officers, investment adviser (including the Advisor or its successor), agents and employees, including derivative claims and class actions, the ability of shareholders to propose nominees for election as Trustees and propose other business before a meeting of shareholders of New RMR, the ability of the chairperson of a meeting of shareholders of New RMR to organize, control and adjourn meetings of shareholders, and the regulatory disclosure and compliance requirements required to be adhered to by shareholders. See Appendix 1 to this Joint Proxy Statement/Prospectus, which is entitled "A Comparison of Governing Documents and State Law."

        The Reorganization of RDR with New RMR is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Code so that no gain or loss for United States federal income tax purposes will be recognized by RDR or its common shareholders or preferred shareholders as a result of the Reorganization.

        In order for the Reorganization of RDR with New RMR to take place, the affirmative vote of a "majority of the outstanding" (as defined in 1940 Act) common shares and preferred shares of RDR, voting together as a single class, is required. "Majority of the outstanding" common shares and preferred shares of RDR, as defined pursuant to the 1940 Act, means the lesser of (i) 67% or more of RDR's common shares and preferred shares, together as a single class, present at a meeting of RDR's shareholders, if the holders of more than 50% of RDR's outstanding common shares and preferred shares are present or represented by proxy, or (ii) more than 50% of RDR's outstanding common shares and preferred shares, together as a single class.

        The Board of RDR recommends that you vote FOR RDR's proposed Agreement and Plan of Reorganization and related Reorganization.

  Proposal 4(b)

        In the Reorganization of RDR with New RMR, preferred shareholders of RDR will receive New RMR preferred shares in exchange for their RDR preferred shares. The aggregate liquidation preference of New RMR preferred shares received in the Reorganization will equal the aggregate liquidation preference of RDR preferred shares outstanding immediately prior to the Reorganization. The auction dates, rate period and dividend payment dates of the RDR preferred shares and the New RMR preferred shares received in the Reorganization in exchange for such RDR preferred shares will be the same. None of the expenses of the Reorganizations will be borne by preferred shareholders of RDR. The liquidation preference for each series of New RMR preferred shares outstanding upon consummation of the Reorganizations will rank pari passu with each other.

        Approval of the Reorganization of RDR with New RMR requires the affirmative vote of a majority of the outstanding preferred shares of RDR, voting as a separate class. This means that more than 50% of RDR's outstanding preferred shares must vote in favor of RDR's proposed Reorganization with New RMR.

        The Board of RDR recommends that you vote FOR RDR's proposed Agreement and Plan of Reorganization and related Reorganization.

Reorganization of RCR with New RMR

  Proposal 5(a)

        In the Reorganization of RCR with New RMR, common shareholders of RCR will receive New RMR common shares in exchange for their RCR common shares. The aggregate NAV of the New RMR common shares received will be equal to the aggregate NAV of the RCR common shares outstanding on the Valuation Date for the Reorganization, after giving effect to the share of the costs of the Reorganization borne by RCR. New RMR will similarly issue common shares to each of the other Acquired Funds whose shareholders approve their respective Reorganizations. It is a condition to the consummation of RCR's Reorganization with New RMR that Old RMR's shareholders approve Old RMR's Reorganization with New RMR and that Old RMR's Reorganization with New RMR be consummated.

        RCR's Board believes that the expense ratios for the reorganized New RMR should prospectively be lower and that RCR's common shares may have greater liquidity after the Reorganizations than the expense ratios and trading liquidity RCR and its common shares would have if RCR does not participate in the Reorganizations. See "Expenses of the Funds—The Funds' Expenses."

        Each of Old RMR and RCR pays a management fee to the Advisor at an annual rate of 0.85% and 1.00%, respectively, of the Fund's average managed assets. As such, upon consummation of RCR's Reorganization with New RMR, RCR's shareholders will realize a 15 basis point reduction in the annual rate of the management fee paid to the Advisor from 1.00% of average managed assets to 0.85% of average managed assets.

        New RMR will operate pursuant to its present investment objectives, which will be to earn a high level of current income with a secondary objective of capital appreciation for holders of its common shares. While RCR's investment objective seeks to earn and pay a high current dividend income to common shareholders by investing in real estate companies and portfolio funds with a secondary objective of capital appreciation, RCR's Board believes that New RMR's strategy, along with the other benefits of the Reorganizations discussed herein, may result in common shareholders of RCR realizing higher current income that they would otherwise be able to realize if RCR's Reorganization with New RMR is not consummated, notwithstanding that New RMR will focus neither on dividend income nor portfolio funds to the extent that RCR currently does.

        As a result of the Reorganization of RCR with New RMR, common shareholders and preferred shareholders of RCR, which is currently organized as a Massachusetts business trust, will become common shareholders and preferred shareholders, respectively, of New RMR, which is organized as a Delaware statutory trust, and cease to be common shareholders and preferred shareholders, respectively, of RCR. RCR's Board believes that a fund organized as a Delaware statutory trust offers advantages over a fund organized as a Massachusetts business trust, including limiting by statute the personal liability of shareholders, the ability to simplify operations by reducing administrative burdens and a well established body of business entity law. Additionally, though similarities exist between the governing documents of New RMR and RCR, many provisions contained in New RMR's governing documents are different than those contained, if at all, in the governing documents of RCR. These differences include, for example, provisions relating to shareholder voting rights and standards, what constitutes a quorum at a meeting of shareholders, required qualifications needed for an individual to serve as a Trustee, the election of Trustees and the voting standard required for such election, the ability of Trustees to remove, with or without cause, other Trustees, the procedures and requirements relating to a shareholder's ability to bring a derivative suit against New RMR, if demanded by any applicable party, arbitration of any claim brought by or on behalf of a shareholder of New RMR against New RMR, its Trustees, officers, investment adviser (including the Advisor or its successor), agents and employees, including derivative claims and class actions, the ability of shareholders to propose nominees for election as Trustees and propose other business before a meeting of shareholders of New RMR, the ability of the chairperson of a meeting of shareholders of New RMR to organize, control and adjourn meetings of shareholders, and the regulatory disclosure and compliance requirements required to be adhered to by shareholders. See Appendix 1 to this Joint Proxy Statement/Prospectus, which is entitled "A Comparison of Governing Documents and State Law."

        The Reorganization of RCR with New RMR is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Code so that no gain or loss for United States federal income tax purposes will be recognized by RCR or its common shareholders or preferred shareholders as a result of the Reorganization.

        In order for the Reorganization of RCR with New RMR to take place, the affirmative vote of a "majority of the outstanding" (as defined in 1940 Act) common shares and preferred shares of RCR, voting together as a single class, is required. "Majority of the outstanding" common shares and preferred shares of RCR, as defined pursuant to the 1940 Act, means the lesser of (i) 67% or more of RCR's common shares and preferred shares, together as a single class, present at a meeting of RCR's shareholders, if the holders of more than 50% of RCR's outstanding common shares and preferred shares are present or represented by proxy, or (ii) more than 50% of RCR's outstanding common shares and preferred shares, together as a single class.

        The Board of RCR recommends that you vote FOR RCR's proposed Agreement and Plan of Reorganization and related Reorganization.

  Proposal 5(b)

        In the Reorganization of RCR with New RMR, preferred shareholders of RCR will receive New RMR preferred shares in exchange for their RCR preferred shares. The aggregate liquidation preference of New RMR preferred shares received in the Reorganization will equal the aggregate liquidation preference of RCR preferred shares outstanding immediately prior to the Reorganization.

The auction dates, rate period and dividend payment dates of the RCR preferred shares and the New RMR preferred shares received in the Reorganization in exchange for such RCR preferred shares will be the same. None of the expenses of the Reorganizations will be borne by preferred shareholders of RCR. The liquidation preference for each series of New RMR preferred shares outstanding upon consummation of the Reorganizations will rank pari passu with each other.

        Approval of the Reorganization of RCR with New RMR requires the affirmative vote of a majority of the outstanding preferred shares of RCR, voting as a separate class. This means that more than 50% of RCR's outstanding preferred shares must vote in favor of RCR's proposed Reorganization with New RMR.

        The Board of RCR recommends that you vote FOR RCR's proposed Agreement and Plan of Reorganization and related Reorganization.

Summary of Fund Comparisons

  Investment Objectives and Policies

        The Funds, other than New RMR and RCR, are registered as diversified, closed end management investment companies under the 1940 Act. New RMR and RCR are registered as a non-diversified, closed end management investment companies under the 1940 Act. The investment objectives of all of the Funds are similar. Each of Old RMR, RHR and RDR seek, and New RMR will seek, to earn a high level of current income with a secondary objective of capital appreciation for holders of its common shares. RFR seeks to earn high total returns to its common shareholders through a combination of current income and capital appreciation. RCR seeks to earn and pay a high current dividend income to common shareholders by investing in real estate companies and portfolio funds with a secondary objective of capital appreciation. Each Fund invests in real estate related securities. As of December 31, 2008, each Acquired Fund (other than Old RMR) held at least 47% by value of its total portfolio holdings in securities issued by real estate investment trusts ("REITs"), and Old RMR held 90% by value of its total portfolio holdings in REITs. The Funds each share the same Board (except that Mr. Gerard M. Martin, a Trustee of the Acquired Funds, will be replaced by Mr. Adam D. Portnoy on the Board of New RMR), Advisor and portfolio managers. Each Fund, other than RCR, pays an advisory fee of 0.85% (before fee waivers) of average daily managed assets to the Advisor. RCR pays an advisory fee of 1.00% of average daily managed assets to the Advisor. A Fund's average daily managed assets includes assets attributable to the Fund's preferred shares. See "Expenses of the Funds—The Funds' Expenses."

        Although the investment objectives of the Funds, other than RCR, are substantially similar, they have different, although somewhat overlapping, investment policies and risks. Under normal market conditions, Old RMR invests at least 90% of its managed assets in income producing securities issued by real estate companies, including common shares, preferred shares and debt, at least 75% of its managed assets are invested in securities issued by REITs, and no more than 45% of its managed assets (measured at the time of investment) are invested in non-investment grade ratable debt or preferred shares. New RMR's investment objectives and policies are identical to Old RMR's, except that (i) Old RMR is a diversified fund and New RMR is a non-diversified fund and (ii) New RMR will not be limited in the amount of its managed assets that it may invest in non-investment grade ratable securities. The Board of New RMR has decided to depart from Old RMR's investment policies in these respects in light of the continuing turmoil in the financial markets and, in particular, in the real estate preferred sector of the market in which Old RMR and New RMR invest. New RMR's Board made this decision in order to give New RMR added operational flexibility in this challenging economic environment and does not intend to dramatically increase the amount of New RMR's managed assets invested in non-investment grade ratable securities relative to Old RMR's historic investment practices.

        Under normal market conditions: (i) RHR invests at least 90% of its managed assets in income producing securities issued by hospitality and real estate companies, at least 25% of its managed assets in securities issued by hospitality companies, at least 25% of its managed assets in securities issued by real estate companies, including REITs, and no more than 45% of its managed assets (measured at the time of investment) in non-investment grade ratable debt or preferred shares; (ii) RFR invests at least 80% of its managed assets in securities issued by F.I.R.E. companies ("F.I.R.E." is a commonly used acronym for the combined financial services, insurance, and real estate industries); (iii) RDR invests at least 80% of its managed assets in preferred securities and at least 50% of its managed assets in preferred securities issued by REITs and (iv) RCR invests at least 80% of its managed assets in common securities of domestic REITs and portfolio funds that pay regular dividends. RCR also seeks to maximize its amount of distributable dividend income by using a "dividend capture" trading strategy which involves selling a stock on or shortly after the stock's ex-dividend date and using the sales proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold.

Holdings by Value as of December 31, 2008

Type of Securities	Old RMR	RHR	RFR	RDR	RCR	New RMR Pro Forma
Common Shares of REITs	50%	10%	4%	1%	47%	35%
Preferred Shares of REITs	40%	65%	68%	77%	—	47%
Portfolio Funds	1%	—	—	—	34%	3%
Other	7%	13%	16%	11%	—	8%
Cash and Cash Equivalents	2%	12%	12%	11%	19%	7%

TOTAL	100%	100%	100%	100%	100%	100%

  Funds' Securities

        Each Fund's declaration of trust authorizes the issuance of an unlimited number of preferred shares, in one or more series, with rights as determined by the Fund's Board. Such shares may be issued by action of the Board without shareholder approval if certain conditions are met. If the assets of the Fund increase, the Fund may offer additional preferred shares to maintain the leverage ratio of the Fund.

        All preferred shares of the Funds have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid distributions (whether or not earned or declared by the Funds). Preferred shares rank on parity with shares of any other class or series of preferred stock of the Funds as to the payment of periodic dividends or distributions, including distribution of assets upon liquidation. All preferred shares carry one vote per share on all matters on which such shares are entitled to be voted. Preferred shares of the Funds are fully paid and non-assessable and have no preemptive, exchange, conversion or cumulative voting rights. The following table shows the percentage of each Fund's total assets represented by the liquidation value of its outstanding preferred shares on December 31, 2008.

		Liquidation Value of Preferred Shares
Fund	Total Assets	Value	As a Percentage of Total Assets
Old RMR	$36,591,294	$10,950,000	30%
RHR(1)	$10,396,221	$2,875,000	28%
RFR	$4,249,972	$1,175,000	28%
RDR(2)	$10,211,650	$5,800,000	57%
RCR(3)	$3,924,016	$1,075,000	27%

(1)
On January 7, 2009, RHR redeemed 24 of its issued and outstanding preferred shares with a total liquidation preference of $600,000. The effect of this redemption is not reflected in the figures above.

(2)
On January 2, 2009 and January 9, 2009, RDR redeemed a total of 168 of its issued and outstanding preferred shares with a total liquidation preference of $4,200,000. The effect of these redemptions are not reflected in the figures above.

(3)
On January 8, 2009, RCR redeemed 16 of its issued and outstanding preferred shares with a total liquidation preference of $400,000. The effect of this redemption is not reflected in the figures above.

  Dividends and Distributions

        Common Shares.    The recent downturn in the stock and credit markets, as well as in the general global economy, has resulted in a significant and dramatic decline in the value of the Funds' portfolio investments, particularly their REIT investments. On several occasions, this has resulted in the Funds failing to maintain minimum asset coverage ratios for their preferred shares that are mandated by the rating agencies rating the Funds' preferred shares, the Funds' governing documents and the 1940 Act. As a result of failing to maintain these mandatory asset coverage ratios, on October 16, 2008 each Fund announced the suspension of its October 2008 dividend to common shareholders and a suspension on any further dividends or distributions to common shareholders until further notice. In November and December 2008, the Funds executed a comprehensive plan to bring themselves back into compliance with these mandatory asset coverage ratios by each redeeming an amount of preferred shares sufficient to (i) regain compliance with the 1940 Act and rating agency requirements contained in each Fund's bylaws and (ii) create an appropriate asset coverage "cushion" for its preferred shares. As a result of the redemption plan implemented in November and December 2008, all of the Funds regained compliance with these asset coverage ratios and the Funds (other than RFR) subsequently declared distributions to common shareholders in December 2008 that were payable in January 2009. RFR did not declare a distribution to common shareholders in December 2008 because it did not have any income to distribute. Continuing market volatility could lead to further failures to maintain required asset coverage ratios for Fund preferred shares, further periods in which the Funds, including New RMR, may have to suspend the declaration and payment of dividends to common shareholders and further redemptions of Fund preferred shares. See "Additional Information About Preferred Shares of the Funds—Distribution Restrictions".

        New RMR intends to pay distributions to its common shareholders on a quarterly basis after making payment or provision for payment of distributions on, or redeeming, preferred shares, and interest and required principal payment on borrowings, if any, provided that market and economic condition do not dictate otherwise. Prior to October 2008, each Acquired Fund historically made distributions to common shareholders each month. In 2009 each Acquired Fund intends to make distributions of net investment income, if any, to common shareholders each quarter. Provided that market and economic conditions do not dictate otherwise, New RMR intends to make distributions to common shareholders pursuant to a "level rate dividend policy", which is the same type of distribution policy that the Acquired Funds maintain. The Board of each Acquired Fund periodically evaluates, and the Board of New RMR will continue to periodically evaluate, its common share distribution policy and may, in the future, change its common share distribution policy. Additionally, the Internal Revenue Service has recently announced that closed end funds, such as the Funds, are allowed to satisfy their minimum distribution requirements as a registered investment company in 2009 through the partial payment of distributions in stock. Distributions on common shares of each of the Acquired Funds are payable to the extent, at the rate and in the form declared by each such Fund's Board. Distributions on New RMR common shares by New RMR will be payable to the extent, at the rate and in the form declared by the New RMR Board and will be determined based on market conditions and other factors the New RMR Board deems relevant. Nevertheless, there can be no assurance that New RMR will, after the Reorganizations, pay any specific amount of regular distribution in any specific form, pay any regular distribution at all, that quarterly distributions will continue, or that any annual capital gains distributions will be paid. See "Additional Information About Preferred Shares of the Funds—Distribution Restrictions".

        The Funds expect to derive ordinary income primarily from distributions received on REIT shares owned by the Funds. A portion of the distributions received with respect to REIT shares may be classified by those REITs as capital gains or returns of capital subsequent to the end of the Funds' fiscal year. The Funds may also earn ordinary income from interest and from dividends received on other securities which they own. The Funds' ordinary income is reduced by the expenses incurred. The 1940 Act allows the Funds to distribute ordinary income at any time and from time to time. Capital gain or loss may be generated by the Funds when they sell investments for amounts different from their adjusted tax basis. The 1940 Act, and the rules and regulations thereunder, generally do not permit the Funds to distribute long term capital gain income more often than once every 12 months unless they obtain exemptive relief from the SEC. The Funds have submitted an application with the SEC requesting this exemptive relief, which is commonly referred to as a "managed dividend policy". That application is pending.

        The 1940 Act generally limits a fund's distribution of capital gains to once per year. As a result, distributions of capital gains realized from the sale of investments generally are not a part of the Funds' monthly or quarterly distributions to their common shareholders. The Internal Revenue Code of 1986, as amended (the "Code") imposes taxes on undistributed capital gains by regulated investment companies. Historically, each Acquired Fund has sought to reduce or eliminate the taxes they have paid, although certain Funds have previously elected to pay modest excise taxes in order to retain funds until the character of the distributions they received from their REIT investments became known or because the Advisor and the Board determined that the deferral of distributions was otherwise in the best interests of the Fund's shareholders. New RMR expects to do the same.

        Because the character of the income which the Acquired Funds receive from their REIT investments is generally not known until after year end, the Acquired Funds are generally unable to precisely know that their regular distributions equal their respective net investment income or that their respective annual capital gains distributions equal their respective net capital gains income. Accordingly, each Acquired Fund may have historically made some "return of capital" distributions.

        All distributions by the Acquired Funds are periodically determined by the respective Funds' Boards. There can be no assurance that New RMR will, after the Reorganizations, pay any specific amount of regular distribution in any specific form, pay any regular distribution at all, that quarterly distributions will continue, or that any annual capital gains distributions will be paid.

        Preferred Shares.    Distribution rates on preferred shares of the Funds are determined based upon auctions held generally every seven days. The distribution rates on the new preferred shares to be issued by New RMR after the Reorganizations will be similarly established. Because of current market conditions, auctions for preferred shares of many closed end funds have failed to attract sufficient clearing bids. There can be no assurance that the auctions for the preferred shares of New RMR will attract sufficient clearing bids. If sufficient clearing bids are not made in an auction for a Fund's preferred shares, the auction is deemed to have "failed" and the applicable dividend rate for the subsequent dividend period is the maximum applicable rate, established in accordance with a predetermined formula. In this situation, holders of such preferred shares may not be able to sell their shares through the auction mechanism. To date, no auctions for preferred securities of the Acquired Funds have failed to attract sufficient clearing bids. However, RBC Capital Markets Corporation, an affiliate of RBC Dain Rauscher Inc., the Acquired Funds' lead broker-dealer for their preferred securities, has acquired for its own account a substantial portion of the Acquired Funds' preferred securities in the auctions, and may ultimately come to own for its own account all or substantially all of such preferred securities. If RBC Capital Markets Corporation had not been a purchaser of preferred securities in the Acquired Funds' auctions, the applicable auctions likely would have "failed" and holders of the Acquired Funds' preferred shares would not have been able to sell their preferred shares in the applicable auctions. See "Risk Factors and Special Considerations."

  Purchase and Sale Procedures

        Purchase and sale procedures for the common shares and preferred shares, respectively, of the Acquired Funds are identical. Investors typically purchase and sell common shares of each Acquired Fund through a registered broker dealer on NYSE Amex, or may purchase or sell common shares through privately negotiated transactions with existing shareholders. Each Acquired Fund's series of preferred shares are purchased and sold at separate auctions conducted on a regular basis. Unless otherwise permitted by the Funds, existing and potential holders of preferred shares only may participate in auctions through their broker dealers. The post-Reorganizations purchase and sale procedures for the common shares and preferred shares, respectively, of New RMR will be identical to those of the Acquired Funds. Because of current market conditions, auctions for preferred shares of many closed end funds have failed to attract sufficient clearing bids. There can be no assurance that the auctions for the preferred shares of New RMR will attract sufficient clearing bids. In this situation, holders of such preferred shares may not be able to sell their shares through the auction mechanism. To date, no auctions for preferred securities of the Acquired Funds have failed to attract sufficient clearing bids. However, RBC Capital Markets Corporation, an affiliate of RBC Dain Rauscher Inc., the Acquired Funds' lead broker-dealer for their preferred securities, has acquired for its own account a substantial portion of the Acquired Funds' preferred securities in the auctions, and may ultimately come to own for its own account all or substantially all of such preferred securities. If RBC Capital Markets Corporation had not been a purchaser of preferred securities in the Acquired Funds' auctions, the applicable auctions likely would have "failed" and holders of the Acquired Funds' preferred shares would not have been able to sell their preferred shares in the applicable auctions. See "Risk Factors and Special Considerations."

        Broker-dealers may maintain a secondary trading market in the preferred shares outside of auctions; however, historically they have not done so and are not expected to do so in the future. The broker dealers have no obligation to make a secondary market in the preferred shares outside of the auction, and there can be no assurance that a secondary market for the preferred shares will develop or, if it does develop, that it will provide holders with liquidity for their investment in preferred shares. See "Risk Factors and Special Considerations."

  Redemption Procedures

        Redemption procedures for the common shares and preferred shares, respectively, of the Acquired Funds are identical. The post-Reorganization redemption procedures for the common shares and preferred shares, respectively, of New RMR will also be identical to those of the Acquired Funds. The common shares of each Fund have no redemption rights. However, the Board of each Fund may consider open market share repurchases of, or tendering for, the Fund's common shares. Each Fund's ability to repurchase, or tender for, its common shares may be limited by the 1940 Act asset coverage requirements made applicable to the Fund by its issuance of preferred shares or borrowings and by any rating agency rating the preferred shares or borrowings of the Fund.

        Provided certain conditions are met, a Fund's preferred shares are redeemable at the option of each Fund, in whole or in part, on the second business day preceding any dividend payment date, at a price equal to $25,000 per share plus, in each case, accumulated and unpaid dividends (whether or not earned or declared by the Fund) to, but not including, the redemption date, plus the premium, if any, specified in a special redemption provision.

        If either the 1940 Act asset coverage requirements or the asset coverage requirements that may be imposed by a rating agency in connection with any rating of a Fund's preferred shares or borrowings are not met as of an applicable cure date, the preferred shares or borrowings are subject to mandatory redemption to the extent necessary to satisfy such asset coverage requirements. See "Dividends and Distributions," above.

Background and Reasons for the Proposed Reorganizations

        The Board of each Fund believes that the Reorganization of its Fund offers its Fund's shareholders potential benefits, including those listed below.

        The reorganized New RMR will have a combined portfolio with greater assets than those of any of the Funds individually. New RMR is a newly organized entity with no operating history, formed specifically for the purpose of effectuating the Reorganizations. New RMR will acquire substantially all of its assets, and issue substantially all of its common shares and preferred shares, in the Reorganizations and will commence operations after consummation of the first Reorganization. Prior to the Reorganizations, New RMR will have no assets or operations other than such minimum assets, supplied by the Advisor, as may be required to establish an independent registrant under applicable securities laws. At December 31, 2008, the net and total assets of each Acquired Fund were as follows:

Fund	Net Assets	Total Assets(1)
Old RMR	$25,641,294	$36,591,294
RHR(2)	$7,521,221	$10,396,221
RFR	$3,074,972	$4,249,972
RDR(3)	$4,411,650	$10,211,650
RCR(4)	$2,849,016	$3,924,016

Combined:	$43,498,153	$65,373,153

(1)
Total Assets includes assets attributable to preferred shares issued by the Acquired Funds.

(2)
On January 7, 2009, RHR redeemed 24 of its issued and outstanding preferred shares with a total liquidation preference of $600,000. The effect of this redemption is not reflected in the figures above.

(3)
On January 2, 2009 and January 9, 2009, RDR redeemed a total of 168 of its issued and outstanding preferred shares with a total liquidation preference of $4,200,000. The effect of these redemptions are not reflected in the figures above.

(4)
On January 8, 2009, RCR redeemed 16 of its issued and outstanding preferred shares with a total liquidation preference of $400,000. The effect of this redemption is not reflected in the figures above.

        As a result of the relatively small size of the Funds compared to many other publicly held closed end management investment companies, each of the Funds pays a relatively high amount of annual costs as a percentage of net assets, including annual charges for stock exchange listing fees, transfer agency fees, administration and sub-administration fees, custodian fees, the costs of preparing separate annual audited financial statements, legal fees for ordinary business and the like. After the Reorganizations, certain fixed administrative costs will be spread across the reorganized New RMR's larger asset base, which should result in lower aggregate costs for the Funds. By combining the Funds, the Boards believe the Funds may be able to realize annual cost savings totaling approximately $1,385,000, based on the year ended December 31, 2008. Since the Advisor will make cash payments to compensate RFR and RDR for the elimination of their respective advisory fee waivers, the effect of the elimination of each of RFR's and RDR's advisory fee waiver has not been factored into this estimate.

        Although the magnitude of the benefit of lower expenses for common shareholders of each respective Fund will be different, it is expected that each Fund should realize some benefit either immediately or in the future from the Reorganizations. Each Board believes that its Fund's common shareholders should prospectively realize either lower or substantially similar expense ratios after the Reorganizations than they would realize if the Reorganizations did not occur. To the extent any of the Reorganizations are not consummated, the expected cost savings may be reduced. See "Expenses of the Funds—The Funds' Expenses."

        The number of common shares outstanding on December 31, 2008 and the average daily trading volume of these shares during the year ended December 31, 2008 for each Acquired Fund were as follows:

Fund	Common Shares Outstanding	Average Daily Trading Volume
Old RMR	6,824,000	35,616
RHR	2,485,000	10,224
RFR	1,484,000	5,282
RDR	2,663,977	11,765
RCR	1,255,914	8,455

        Because of the relatively small number of common shares of the Funds which trade on an average daily basis compared to many other publicly held closed end management investment companies, the Funds' Boards believe that the market price of the Funds' common shares may be more volatile. Assuming that all of the Funds were combined based upon their NAVs at December 31, 2008 (and without regard to any retained fee waiver compensatory payment), all of the outstanding common shares of the Acquired Funds would be cancelled and 1,933,817 New RMR common shares would be issued. See Appendix B to the SAI, which contains New RMR's pro forma financial statements. The Funds' Boards believe that due to the substantially larger market capitalization of New RMR and significantly expanded common shareholder base for New RMR following the Reorganizations, the average trading volume for reorganized New RMR common shares is likely to be greater than the individual average trading volume of the Acquired Funds and that this increased volume may make it easier for shareholders to purchase and sell their New RMR common shares. Also, as a result of potential enhanced market liquidity, the Funds' Boards believe the future market prices of the reorganized New RMR common shares may experience reduced volatility as compared to the volatility experienced with the common shares of the Acquired Funds.

        New RMR will operate pursuant to its present investment objectives, which are substantially similar to the current investment objectives of RHR, RFR and RDR and the same as the investment objectives of Old RMR. Each of Old RMR, RHR and RDR seek, and New RMR will seek, to earn a high level of current income with a secondary objective of capital appreciation for holders of its common shares. RFR seeks to earn high total returns to its common shareholders through a combination of current income and capital appreciation. While RCR's investment objective seeks to earn and pay a high current dividend income to common shareholders by investing in real estate companies and portfolio funds with a secondary objective of capital appreciation, RCR's Board believes that New RMR's strategy, along with the other benefits of the Reorganizations discussed herein, may result in common shareholders of RCR realizing higher current income than they would otherwise be able to realize if RCR's Reorganization with New RMR is not consummated, notwithstanding that New RMR will focus neither on dividend income nor portfolio funds to the extent that RCR currently does. Each Fund is currently managed by the same Board and the same investment advisory personnel and portfolio managers, all of whom will continue to provide services to New RMR following the Reorganizations, except that Mr. Gerard M. Martin, a Trustee of the Acquired Funds, will be replaced by Mr. Adam D. Portnoy on the Board of New RMR.

        As a result of the Reorganizations, shareholders of the Acquired Funds, which are currently organized as Massachusetts business trusts, will become shareholders of New RMR, which is organized as a Delaware statutory trust. Each of the Funds' Boards believes that a fund organized as a Delaware statutory trust offers advantages over a fund organized as a Massachusetts business trust, including limiting by statute the personal liability of shareholders, the ability to simplify operations by reducing administrative burdens and a well established body of business entity law. See Appendix 1 to this Joint Proxy Statement/Prospectus, which is entitled "A Comparison of Governing Documents and State Law."

        Each Acquired Fund's Board, including all the Trustees of each Board who are not "interested persons" of such Acquired Fund (as defined in the 1940 Act), has unanimously determined that each Reorganization with New RMR is in the best interests of common shareholders of its Fund and that the interests of its Fund's common shareholders will not be diluted as a result of its Fund's Reorganization. New RMR's Board, including all the Trustees of New RMR's Board who are not "interested persons" of New RMR (as defined in the 1940 Act), has also determined that its Reorganizations with the Acquired Funds are each in the best interests of its sole common shareholder, and that the interest of that sole common shareholder will not be diluted as a result of the Reorganizations with the Acquired Funds.

        See "Board Considerations."

 EXPENSES OF THE FUNDS

Summary of Expense Comparison

        Giving effect to the Reorganizations as if they occurred on January 1, 2008, total recurring annual gross expenses for the year ended December 31, 2008 incurred by common shareholders of RHR, RFR, RDR and RCR in the aggregate would decline from 4.61%, 7.33%, 5.51% and 6.50%, respectively, and total recurring annual gross expenses incurred by common shareholders of Old RMR would increase from 2.97%, of average net assets attributable to common shares for the year ended December 31, 2008, to approximately 3.11% of average net assets attributable to common shares for the reorganized New RMR on a pro forma basis for the year ended December 31, 2008, assuming all the Reorganizations are consummated and giving effect to each respective Fund's use of leverage and the reorganized New RMR's use of leverage on a pro forma basis. Gross expenses do not give effect to any management fee waivers and, for RCR and New RMR, include acquired fund (portfolio fund) fees and expenses, which are non-operating expenses borne indirectly by Fund shareholders that represent the Fund's pro rata portion of the cumulative expense charged by underlying investment companies in which the Fund invests. Thus, giving effect to the Reorganizations as if they occurred on January 1, 2008, total recurring annual operating expenses for the year ended December 31, 2008 incurred by common shareholders of Old RMR, RHR, RFR, RDR and RCR in the aggregate would decline from 2.97%, 4.61%, 7.33%, 5.51% and 4.84% of average net assets attributable to common shares for the year ended December 31, 2008, respectively, to approximately 2.42% of average net assets attributable to common shares for the reorganized New RMR on a pro forma basis for the year ended December 31, 2008, assuming all the Reorganizations are consummated and giving effect to each respective Fund's use of leverage and the reorganized New RMR's use of leverage on a pro forma basis. As indicated above, operating expenses do not include acquired fund fees and expenses.

        For purposes of calculating recurring annual gross expenses for RHR and the reorganized New RMR on a pro forma basis for the year ended December 31, 2008, expenses associated with RHR's litigation with its shareholder, Bulldog Investors General Partnership, were excluded. The parties to this litigation entered into a settlement agreement in June 2008, and on July 1, 2008 the court granted the parties' joint motion to dismiss this litigation, effectively ending the litigation. See "Legal Proceedings." As such, neither RHR nor the reorganized New RMR should incur recurring expenses for this litigation. If RHR's litigation expenses are included, RHR's annual gross expense ratio for the year ended December 31, 2008 would be 6.09%, and the reorganized New RMR's pro forma annual gross expense ratio for the year ended December 31, 2008 would be 3.41% including acquired fund fees and expenses, or 2.72% excluding acquired fund fees and expenses.

        Each Acquired Fund's Board, other than Old RMR's, believes that, prospectively, the expense ratios for the reorganized New RMR should be lower after the Reorganizations than the expense ratios would be for each Acquired Fund, other than Old RMR, if the Reorganizations did not occur. Old RMR's Board believes that, prospectively, the expense ratios for the reorganized New RMR should be substantially similar after the Reorganizations to the expense ratios for Old RMR if the Reorganizations did not occur. Though Old RMR's Board does not believe that Old RMR's participation in the Reorganizations will have a substantial effect on its expense ratios, Old RMR's Board believes that the Reorganizations are in the best interests of Old RMR's shareholders because of other potential offsetting benefits of the Reorganizations for Old RMR's shareholders. These potential benefits generally stem from the substantially larger asset base New RMR will have after the Reorganizations relative to Old RMR's current asset base and include, for example, the potential for economies of scale and enhanced market liquidity for New RMR common shares discussed elsewhere in this Joint Proxy Statement/Prospectus. See "Summary—Background and Reasons for the Proposed Reorganizations" and "Board Considerations".

The Funds' Expenses

        The tables below illustrate the change in expenses expected as a result of the Reorganizations. The tables set forth (i) the fees and expenses of and distributions to preferred shareholders paid by the Acquired Funds for the year ended December 31, 2008 and (ii) the pro forma fees and expenses of and distributions to preferred shareholders for New RMR for the year ended December 31, 2008, assuming New RMR had already been organized and that each of the Reorganizations had been completed at the beginning of such period. The following tables show each Fund's expenses as a percentage of average net assets attributable to common shares for the year ended December 31, 2008 and, for the tables which assume the use of leverage, reflect the issuance of preferred shares in an amount equal to 42% of Old RMR's average managed assets for the year, 46% of RHR's average managed assets for the year, 50% of RFR's average managed assets for the year, 50% of RDR's average managed assets for the year, 33% of RCR's average managed assets for the year and 44% of the reorganized New RMR's average managed assets for the year on a pro forma basis giving effect to the Reorganizations as if they occurred on January 1, 2008. All amounts shown in the tables below are unaudited, do not reflect the non-recurring expenses paid or accrued by each Fund as of December 31, 2008 attributable to the proposed Reorganizations, and are derived from the pro forma financial statements of New RMR for the year ended December 31, 2008 included as Appendix B to the SAI. These pro forma figures are presented for informational purposes only and may not necessarily be representative of what the actual combined financial position or results of operations would have been had the Reorganizations taken place as of or for the period presented or for any future date or period.

        The following tables illustrate the pro forma change in expenses for the year ended December 31, 2008 assuming that (i) all the Acquired Funds approve and participate in the Reorganizations and (ii) the Reorganizations of only RHR and Old RMR with New RMR are consummated (it is a condition to the consummation of each other Acquired Fund's Reorganization with New RMR that the Reorganization of Old RMR with New RMR is consummated). Because generally each of the Reorganizations may occur whether or not the other Reorganizations are approved, several Fund combinations are possible and the pro forma effects on expenses for all possible combinations are not illustrated in the expense tables below. The scenarios presented below, however, capture the range of possible pro forma outcomes. On a pro forma basis for the year ended December 31, 2008, the highest expense ratio would result if all of the Reorganizations were consummated, and the lowest expense ratio would result if the Reorganizations of only RHR and Old RMR with New RMR were consummated.

        Notwithstanding these pro forma outcomes based on historical results, the Acquired Funds' Boards believe that there are offsetting benefits to combining all of the Acquired Funds with New RMR, such as the potential for economies of scale and enhanced market liquidity for New RMR common shares discussed elsewhere in this Joint Proxy Statement/Prospectus. The Acquired Funds' Boards thus believe that it is in the best interests of the shareholders of each of the Acquired Funds to combine all of the Acquired Funds with New RMR. See "Summary—Background and Reasons for the Proposed Reorganizations" and "Board Considerations".

I.    Reorganization of all Acquired Funds with New RMR:

	ACTUAL					RECURRING PRO FORMA(1)
Common Shareholder Transactions Expenses(2):	Old RMR	RHR	RFR	RDR	RCR	New RMR
Sales Load (as a percentage of offering price)(3)	None	None	None	None	None	None
Dividend Reinvestment Plan Fees(4)	None	None	None	None	None	None

	ACTUAL
	Percentage of Average Net Assets Attributable to Common Shares (Assuming Leverage as Described Above)(5)										RECURRING PRO FORMA(1)
Annual Expenses (as a percentage of average net assets attributable to common shares):
	Old RMR		RHR		RFR		RDR		RCR		New RMR
Management Fee	1.46%		1.58%		1.69%		1.69%		1.48%		1.53%
Administration Fee	0.14%		0.30%		0.66%		0.47%		0.52%		0.08%
Interest Payments on Borrowed Funds	None		None		None		None		None		None
Other Expenses(6)	1.37%		2.73	%(7)	4.98%		3.35%		2.84%		0.81%
Acquired Fund (Portfolio Fund) Fees and Expenses(8)	N/A		N/A		N/A		N/A		1.66%		0.69%
Total Annual Gross Expenses	2.97%		4.61	%(7)	7.33%		5.51%		6.50	%(9)	3.11	%(9)
Total Waivers	(0.42)%		(0.47)%		(0.50)%		(1.09)%		0.00%		0.00%
Total Annual Net Expenses	2.55%		4.14	%(7)	6.83%		4.42%		6.50%		3.11%
Distributions to Preferred Shareholders(10)	2.83	%(11)	3.53	%(12)	4.09	%(13)	3.97	%(14)	2.09	%(15)	3.16	%(16)
Total Annual Fund Operating Expenses and Dividends on Preferred Shares	5.38%		7.67	%(7)	10.92%		8.39%		8.59%		6.27%

(1)
The pro forma column shown assumes all of the Reorganizations are completed and excludes the costs and expenses incurred by RHR in connection with its litigation against its shareholder and certain affiliates, which has since settled and been dismissed and is further described in footnote (7) below.

(2)
No expense information is presented with respect to preferred shares because holders of preferred shares do not bear any transaction or operating expenses of any of the Funds and will not bear any transaction or operating expenses of the combined Fund.

(3)
Common shares purchased in the secondary market may be subject to brokerage commissions or other charges. No sales load will be charged on the issuance of New RMR common shares in the Reorganizations. Common shares are not available for purchase from the Funds but may be purchased through a broker-dealer subject to individually negotiated commission rates.

(4)
Each participant in a Fund's dividend reinvestment plan pays a proportionate share of the brokerage commissions incurred with respect to open market purchases in connection with such plan.

(5)
Stated as percentages of average net assets attributable to common shares, assuming no issuance of preferred shares or borrowings, each Fund's expenses would be as follows:

	ACTUAL
	Percentage of Average Net Assets Attributable to Common Shares (Assuming No Leverage)							RECURRING PRO FORMA(1)
Annual Expenses (as a percentage of average net assets attributable to common shares):
	Old RMR	RHR		RFR	RDR	RCR		New RMR
Management Fee	0.85%	0.85%		0.85%	0.85%	1.00%		0.85%
Administration Fee	0.14%	0.30%		0.66%	0.47%	0.52%		0.08%
Other Expenses(6)	1.19%	2.50	%(7)	4.72%	3.09%	2.71%		0.60%
Acquired Fund (Portfolio Fund) Fees and Expenses(8)	N/A	N/A		N/A	N/A	1.66%		0.69%
Total Annual Gross Expenses	2.18%	3.65	%(7)	6.23%	4.41%	5.89	%(9)	2.22	%(9)
Total Waivers	(0.24)%	(0.25)%		(0.25)%	(0.55)%	0.00%		0.00%
Total Annual Net Expenses	1.94%	3.40	%(7)	5.98%	3.86%	5.89%		2.22%
Distributions to Preferred Shareholders	0.00%	0.00%		0.00%	0.00%	0.00%		0.00%
Total Annual Fund Operating Expenses and Dividends on Preferred Shares	1.94%	3.40	%(7)	5.98%	3.86%	5.89%		2.22%
(6)
In connection with the Reorganizations, there are certain other transaction expenses not reflected in "Other Expenses," even if accrued or paid on or prior to December 31, 2008, which include, but are not limited to: costs related to the preparation, printing and distribution of this Joint Proxy Statement/Prospectus to shareholders; costs related to preparation and distribution of materials distributed to each Fund's Board; expenses incurred in connection with the preparation of each Agreement and Plan of Reorganization and the registration statement on Form N-14 and other related materials; SEC and state securities commission filing fees; legal and audit fees; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganizations. In accordance with applicable SEC rules, the Board of each Fund reviewed the fees and expenses that will be borne directly or indirectly by the Funds in connection with the Reorganizations. After considering various alternatives for allocating these costs, the Board of each Fund agreed that, generally, each Fund will pay its own expenses incurred in connection with the Reorganizations, whether or not any individual Fund's Reorganization with New RMR is consummated. With respect to any expenses incurred in connection with the Reorganizations that are attributable to more than one Fund, such expenses will be allocated in proportion to the net asset values attributable to the common shares of the applicable Funds. If all the Reorganizations are consummated, the current estimate of total expenses to be incurred in connection with the Reorganizations is $1,964,177 and the portion of such expenses to be borne by each of Old RMR, RHR, RFR, RDR and RCR is estimated to be $819,193, $436,639, $297,810, $310,265 and $100,270, respectively, of which each Fund had accrued or paid $423,754, $345,271, $310,525, $283,403 and $116,224, respectively, as of December 31, 2008. Neither the Funds nor the Advisor will pay any shareholder expenses arising out of or in connection with the Reorganizations. New RMR will reimburse the Advisor for any expenses funded by the Advisor solely and directly attributable to organizing New RMR as a Delaware statutory trust, registering and organizing New RMR as an investment company under the 1940 Act, registering New RMR's shares for sale under the 1933 Act, listing New RMR's shares for trading on NYSE Amex and any other expenses incidental to organizing New RMR and qualifying it to conduct business as a closed end management investment company under the 1940 Act. These organizational expenses are expected to amount to approximately $40,000, which New RMR will charge as an expense. If an Acquired Fund's shareholders do not approve at the Meeting (or any adjournment or postponement of the Meeting) the proposed Reorganization, the applicable Acquired Fund will not bear any further costs of the Reorganizations after that time except as may be directly attributable to or already incurred by it. Accordingly, as indicated above, each Acquired Fund may incur expenses arising from the planned Reorganizations even though its proposed Reorganization may not occur. For example, as of December 31, 2008, each of Old RMR, RHR, RFR, RDR and RCR had accrued or paid expenses arising from the planned Reorganizations amounting to $423,754, $345,271, $310,525, $283,403 and $116,224, respectively. The table below summarizes each Fund's aggregate NAV attributable to common shares at December 31, 2008; projected annual operating expense savings to each Fund as a result of the Reorganizations; allocation of Reorganization expenses among the Funds in dollars and percentages (i) based on amounts already accrued or paid as described above, and (ii) for amounts estimated to be incurred, based on the NAVs of the Funds as of December 31, 2008; an estimated pay back period (in months); and the reduction to each Fund's NAV per common share at December 31, 2008 due to the estimated Reorganization expenses not yet accrued or paid. As described above, the Acquired Funds had already accrued or paid certain Reorganization expenses as of December 31, 2008; therefore, the column in the table below setting forth the reduction to each Fund's NAV due to estimated Reorganization expenses only reflects reductions to each Fund's NAV due to estimated Reorganization expenses to be accrued or paid after December 31, 2008. The projected annual operating expense savings and estimated balance of Reorganization expenses reflected in the table below are allocated proportionally among the Funds which participate in the Reorganizations based upon their NAVs as of December 31, 2008. Actual Reorganization expenses will be allocated in the manner previously disclosed above. Some Funds' shareholders will benefit more from the projected annual operating expense savings of the Reorganizations than other Funds. The projected annual operating expense savings are generally not expected to be immediately realized. If shareholders sell their common shares prior to the estimated pay back period, then they may not realize any of the projected operating expense savings resulting from the reduced aggregate operating expenses. The NAV per common share of each Fund will be reduced as of the Valuation Date of each respective Reorganization to reflect the allocation of Reorganization expenses to each Fund accrued or paid after December 31, 2008. The reduction in NAV per common share resulting from the allocation of Reorganization expenses accrued or paid after December 31, 2008 will be greater in some Funds than others. As of December 31, 2008, the aggregate net asset values attributable to common shares of Old RMR, RHR, RFR, RDR and RCR were $25,641,294, $7,521,221, $3,074,972, $4,411,650 and $2,849,016, respectively, and the proportional net asset values as of that date were approximately 59%, 17%, 7%, 10% and 7%, respectively. The numbers presented in the table, including the projected annual operating expense savings, are estimates based on the year ended December 31, 2008; actual results may differ. Since the Advisor will make cash payments to compensate RFR and RDR for the elimination of their respective advisory fee waivers, the effect of the elimination of each of RFR and RDR's advisory fee waiver has not been factored into the estimated operating expense savings in the table below.

Fund	Aggregate NAV Attributable to Common Shares	Projected Annual Operating Expense Savings(9)	Reorganization Expenses Paid To Date	Estimated Balance of Reorganization Expenses	Total Estimated Reorganization Expenses	Estimated Payback Period (in Months)	Reduction to NAV per Common Share Due to Estimated Balance of Reorganization Expenses
Old RMR	$25,641,294	$816,448	$423,754	$395,439	$819,193	12.04	$0.06
RHR	$7,521,221	$239,488	$345,271	$91,368	$436,639	21.88	$0.04
RFR	$3,074,972	$97,912	$310,525	$(12,715)	$297,810	36.50	$(0.01)
RDR	$4,411,650	$140,474	$283,403	$26,862	$310,265	26.50	$0.01
RCR	$2,849,016	$90,717	$116,224	$(15,953)	$100,270	13.26	$(0.01)
(7)
The historical expense ratio for RHR excludes $469,983 of litigation expenses associated with RHR's litigation with its shareholder, Bulldog Investors General Partnership. The parties to this litigation entered into a settlement agreement in June 2008, and on July 1, 2008 the court granted the parties' joint motion to dismiss this litigation, effectively ending the litigation. See "Legal Proceedings." As such, neither RHR nor the reorganized New RMR should incur recurring expenses for this litigation. If RHR's litigation expenses were included, RHR's annual gross expense ratio for the year ended December 31, 2008 would be 6.09%, and assuming no leverage, 3.97%, and the reorganized New RMR's pro forma annual gross expense ratio for the year ended December 31, 2008 would have been 3.41% including acquired fund fees and expenses, or 2.72% excluding acquired fund fees and expenses, and assuming no leverage, 2.52% including acquired fund fees and expenses, or 1.83% excluding acquired fund fees and expenses.

(8)
Acquired Fund Fees and Expenses include the Fund's pro rata portion of the cumulative expense charged by underlying investment companies in which the Fund invests (e.g., portfolio funds).

(9)
Gross expenses, for RCR and New RMR, include acquired fund (portfolio fund) fees and expenses, which are non-operating expenses borne indirectly by Fund shareholders that represent the Fund's pro rata portion of the cumulative expense charged by underlying investment companies in which the Fund invests. Thus, assuming leverage, RCR's annual gross operating expenses for the year ended December 31, 2008 were 4.84% of average net assets attributable to common shares and, on a pro forma basis for the year ended December 31, 2008, New RMR's annual gross operating expenses would have been 2.42% of average net assets attributable to common shares. Assuming no leverage, RCR's annual gross operating expenses for the year ended December 31, 2008 were 4.23% of average net assets attributable to common shares and, on a pro forma basis for the year ended December 31, 2008, New RMR's annual gross operating expenses would have been 1.53% of average net assets attributable to common shares. As indicated, operating expenses do not include acquired fund fees and expenses.

(10)
Reflects average dividend rates for the respective Fund's preferred shares for the year ended December 31, 2008. RCR's initial public offering of preferred shares occurred on February 6, 2008 and, as such, prior to that date RCR did not have any preferred shares outstanding. Actual dividend rates on preferred shares are set in the auction process. Prevailing interest rate, yield curve and market circumstances at the time at which the dividend rate on preferred shares for the next dividend period are set substantially influence the rate determined in an auction. As these factors change over time, so too do the dividend rates set. The dividend rates for each Fund's preferred shares are set on different dates and therefore would not provide a direct comparison of what these rates would be if established on the same date. If an auction fails, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which the Fund would otherwise pay as a result of a successful auction.

(11)
Reflects an average dividend rate on preferred shares of 3.96%.

(12)
Reflects an average dividend rate on preferred shares of 4.09%.

(13)
Reflects an average dividend rate on preferred shares of 4.15%.

(14)
Reflects an average dividend rate on preferred shares of 4.02%.

(15)
Reflects an average dividend rate on preferred shares of 4.35%.

(16)
Reflects an average dividend rate on preferred shares of 4.05%. This rate is an estimate and may differ based on varying market conditions that may exist as and when New RMR preferred shares are issued.

II.    Reorganization of only RHR and Old RMR with New RMR:

	ACTUAL		PRO FORMA(1)
Common Shareholder Transaction Expenses(2):	Old RMR	RHR	New RMR
Sales Load (as a percentage of offering price)(3)	None	None	None
Dividend Reinvestment Plan Fees(4)	None	None	None

	ACTUAL
	Percentage of Average Net Assets Attributable to Common Shares (Assuming Leverage as Described Above)(5)				PRO FORMA(1)
Annual Expenses (as a percentage of average net assets attributable to common shares):	Old RMR		RHR		New RMR
Management Fee	1.46%		1.58%		1.50%
Administration Fee	0.14%		0.30%		0.12%
Interest Payments on Borrowed Funds	None		None		None
Other Expenses(6)	1.37%		2.73	%(7)	0.72%
Total Annual Gross Expenses	2.97%		4.61	%(7)	2.34%
Total Fee Waivers	(0.42)%		(0.47)%		0.00%
Total Annual Net Expenses	2.55%		4.14	%(7)	2.34%
Distributions to Preferred Shareholders(8)	2.83	%(9)	3.53	%(10)	3.05	%(11)
Total Annual Fund Operating Expenses and Dividends on Preferred Shares	5.38%		7.67	%(7)	5.39%

(1)
The pro forma column shown assumes that the Reorganizations of RHR and Old RMR with New RMR are the only Reorganizations consummated.

(2)
No expense information is presented with respect to preferred shares because holders of preferred shares do not bear any transaction or operating expenses of either of the Funds and will not bear any transaction or operating expenses of the combined Fund.

(3)
Common shares purchased in the secondary market may be subject to brokerage commissions or other charges. No sales load will be charged on the issuance of New RMR common shares in the Reorganizations. Common shares are not available for purchase from the Funds but may be purchased through a broker-dealer subject to individually negotiated commission rates.

(4)
Each participant in a Fund's dividend reinvestment plan pays a proportionate share of the brokerage commissions incurred with respect to open market purchases in connection with such plan.

(5)
Stated as percentages of average net assets attributable to common shares, assuming no issuance of preferred shares or borrowings, each Fund's expenses would be as follows:

	ACTUAL
	Percentage of Average Net Assets Attributable to Common Shares (Assuming No Leverage)			PRO FORMA(1)
Annual Expenses (as a percentage of average net assets attributable to common shares):	Old RMR	RHR		New RMR
Management Fee	0.85%	0.85%		0.85%
Administration Fee	0.14%	0.30%		0.12%
Other Expenses(6)	1.19%	2.50	%(7)	0.52%
Total Annual Gross Expenses	2.18%	3.65	%(7)	1.49%
Total Fee Waivers	(0.24)%	(0.25)%		0.00%
Total Annual Net Expenses	1.94%	3.40	%(7)	1.49%
Distributions to Preferred Shareholders	0.00%	0.00%		0.00%
Total Annual Fund Operating Expenses and Dividends on Preferred Shares	1.94%	3.40	%(7)	1.49%

(6)
In connection with the Reorganizations, there are certain other transaction expenses not reflected in "Other Expenses," even if accrued or paid on or prior to December 31, 2008, which include, but are not limited to: costs related to the preparation, printing and distribution of this Joint Proxy Statement/Prospectus to shareholders; costs related to preparation and distribution of materials distributed to each Fund's Board; expenses incurred in connection with the preparation of each Agreement and Plan of Reorganization and the registration statement on Form N-14 and other related materials; SEC and state securities commission filing fees; legal and audit fees; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganizations. In accordance with applicable SEC rules, the Board of each Fund reviewed the fees and expenses that will be borne directly or indirectly by the Funds in connection with the Reorganizations. After considering various alternatives for allocating these costs, the Board of each Fund agreed that, generally, each Fund will pay its own expenses incurred in connection with the Reorganizations, whether or not any individual Fund's Reorganization with New RMR is consummated. With respect to any expenses incurred in connection with the Reorganizations that are attributable to more than one Fund, such expenses will be allocated in proportion to the net asset values attributable to the common shares of the applicable Funds. If all the Reorganizations are consummated, the current estimate of total expenses to be incurred in connection with the Reorganizations is $1,964,177 and the portion of such expenses to be borne by each of Old RMR, RHR, RFR, RDR and RCR is estimated to be $819,193, $436,639, $297,810, $310,265 and $100,270, respectively, of which each Fund had accrued or paid $423,754, $345,271, $310,525, $283,403 and $116,224, respectively, as of December 31, 2008. Neither the Funds nor the Advisor will pay any shareholder expenses arising out of or in connection with the Reorganizations. New RMR will reimburse the Advisor for any expenses funded by the Advisor solely and directly attributable to organizing New RMR as a Delaware statutory trust, registering and organizing New RMR as an investment company under the 1940 Act, registering New RMR's shares for sale under the 1933 Act, listing New RMR's shares for trading on NYSE Amex and any other expenses incidental to organizing New RMR and qualifying it to conduct business as a closed end management investment company under the 1940 Act. These organizational expenses are expected to amount to approximately $40,000, which New RMR will charge as an expense. If an Acquired Fund's shareholders do not approve at the Meeting (or any adjournment or postponement of the Meeting) the proposed Reorganization, the applicable Acquired Fund will not bear any further costs of the Reorganizations after that time except as may be directly attributable to or already incurred by it. Accordingly, as indicated above, each Acquired Fund may incur expenses arising from the planned Reorganizations even though its proposed Reorganization may not occur. For example, as of December 31, 2008, each of Old RMR, RHR, RFR, RDR and RCR had accrued or paid expenses arising from the planned Reorganizations amounting to $423,754, $345,271, $310,525, $283,403 and $116,224, respectively. The table below summarizes each Fund's aggregate NAV attributable to common shares at December 31, 2008; projected annual expense savings to each Fund as a result of the Reorganizations; allocation of Reorganization expenses among the Funds in dollars and percentages (i) based on amounts already accrued or paid as described above, and (ii) for amounts estimated to be incurred, based on the NAVs of the Funds as of December 31, 2008; an estimated pay back period (in months); and the reduction to each Fund's NAV per common share at December 31, 2008 due to the estimated Reorganization expenses not yet accrued or paid. As described above, the Acquired Funds had already accrued or paid certain Reorganization expenses as of December 31, 2008; therefore, the column in the table below setting forth the reduction to each Fund's NAV due to estimated Reorganization expenses only reflects reductions to each Fund's NAV due to estimated Reorganization expenses to be accrued or paid after December 31, 2008. The projected annual expense savings and estimated balance of Reorganization expenses reflected in the table below are allocated proportionally among the Funds which participate in the Reorganizations based upon their NAVs as of December 31, 2008. Actual Reorganization expenses will be allocated in the manner previously disclosed above. Old RMR's shareholders will benefit more from the projected annual expense savings of the Reorganizations than RHR's shareholders. The projected annual expense savings are generally not expected to be immediately realized. If shareholders sell their common shares prior to the estimated pay back period, then they may not realize any of the projected expense savings resulting from the reduced aggregate expenses. The NAV per common share of each Fund will be reduced as of the Valuation

  Date of each respective Reorganization to reflect the allocation of Reorganization expenses to each Fund accrued or paid after December 31, 2008. The reduction in NAV per common share resulting from the allocation of Reorganization expenses accrued or paid after December 31, 2008 will be greater for Old RMR than for RHR. As of December 31, 2008, the aggregate net asset values attributable to common shares of Old RMR and RHR were $25,641,294 and $7,521,221, respectively, and the proportional net asset values as of that date were approximately 77% and 23%, respectively. The numbers presented in the table, including the projected annual expense savings, are estimates based on the year ended December 31, 2008; actual results may differ.

Fund	Aggregate NAV Attributable to Common Shares	Projected Annual Expense Savings	Reorganization Expenses Paid To Date	Estimated Balance of Reorganization Expenses	Total Estimated Reorganization Expenses	Estimated Payback Period (in Months)	Reduction to NAV per Common Share Due to Estimated Balance of Reorganization Expenses
Old RMR	$25,641,294	$304,797	$423,754	$395,439	$819,193	12.04	$0.06
RHR	$7,521,221	$89,405	$345,271	$91,368	$436,639	21.88	$0.04
(7)
The historical expense ratio for RHR excludes $469,983 of litigation expenses associated with RHR's litigation with its shareholder, Bulldog Investors General Partnership. The parties to this litigation entered into a settlement agreement in June 2008, and on July 1, 2008 the court granted the parties' joint motion to dismiss this litigation, effectively ending the litigation. See "Legal Proceedings." As such, neither RHR nor the reorganized New RMR should incur recurring expenses for this litigation. If RHR's litigation expenses were included, RHR's annual gross expense ratio for the year ended December 31, 2008 would be 6.09%, and assuming no leverage, 3.97%, and the reorganized New RMR's pro forma annual gross expense ratio for the year ended December 31, 2008 would have been 2.81%, and assuming no leverage, 1.95%.

(8)
Reflects average dividend rates for the respective Fund's preferred shares for the year ended December 31, 2008. Actual dividend rates on preferred shares are set in the auction process. Prevailing interest rate, yield curve and market circumstances at the time at which the dividend rate on preferred shares for the next dividend period are set substantially influence the rate determined in an auction. As these factors change over time, so too do the dividend rates set. The dividend rates for each Fund's preferred shares are set on different dates and therefore would not provide a direct comparison of what these rates would be if established on the same date. If an auction fails, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which the Fund would otherwise pay as a result of a successful auction.

(9)
Reflects an average dividend rate on preferred shares of 3.96%.

(10)
Reflects an average dividend rate on preferred shares of 4.09%.

(11)
Reflects an average dividend rate on preferred shares of 4.01%. This rate is an estimate and may differ based on varying market conditions that may exist as and when New RMR preferred shares are issued.

        The purpose of the fee tables is to assist you in understanding the various costs and expenses that you, as an investor, will bear directly or indirectly.

        The following example is intended to help you compare the costs and expenses of investing in the reorganized New RMR after the Reorganizations with the costs and expenses of investing in the Funds without the Reorganizations. An investor would pay the following costs and expenses on a $1,000 investment in common shares, assuming (i) the total annual gross expense ratio for each Fund (as a percentage of average net assets attributable to common shares) set forth in the tables above for years 1 through 10, (ii) dividends on preferred shares as set forth in the tables above and (iii) a 5% annual return throughout the period on the original $1,000 investment.

Assuming Leverage

	1 Year	3 Years	5 Years	10 Years
Old RMR	$58	$173	$285	$560
RHR(1)	$81	$237	$382	$708
RFR	$114	$321	$502	$863
RDR	$95	$272	$433	$778
RCR	$86	$249	$471	$733
Pro Forma—New RMR(2)	$63	$186	$306	$592
Pro Forma—New RMR(3)	$54	$161	$267	$530

Assuming No Leverage

	1 Year	3 Years	5 Years	10 Years
Old RMR	$22	$67	$115	$248
RHR(1)	$37	$111	$187	$388
RFR	$62	$185	$304	$590
RDR	$44	$133	$223	$453
RCR	$59	$175	$289	$566
Pro Forma—New RMR(2)	$22	$68	$117	$252
Pro Forma—New RMR(3)	$15	$46	$80	$175

(1)
The historical expense amounts for RHR exclude litigation expenses associated with RHR's litigation with its shareholder Bulldog Investors General Partnership. The parties to this litigation entered into a settlement agreement in June 2008, and on July 1, 2008 the court granted the parties' joint motion to dismiss this litigation, effectively ending the litigation. See "Legal Proceedings." As such, neither RHR nor the reorganized New RMR should incur recurring expenses for this litigation.

(2)
The pro forma row shown assumes all of the Reorganizations are completed, which would result in the highest pro forma expenses.

(3)
The pro forma row shown assumes that the Reorganizations of RHR and Old RMR with New RMR are the only Reorganizations completed, which would result in the lowest pro forma expenses.

        The examples set forth above assume the reinvestment of all dividends and distributions at NAV and do not take into account the compensatory payments to be made to RFR and RDR described in Proposals 3(a) and 4(a) below. Notwithstanding these pro forma outcomes based on historical results, the Acquired Funds' Boards believe that there are offsetting benefits to combining all of the Acquired Funds with New RMR, such as the potential for economies of scale and enhanced market liquidity for New RMR common shares discussed elsewhere in this Joint Proxy Statement/Prospectus. The Acquired Funds' Boards thus believe that it is in the best interests of the shareholders of each of the Acquired Funds to combine all of the Acquired Funds with New RMR. See "Summary—Background and Reasons for the Proposed Reorganizations" and "Board Considerations". The example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the examples.

 FINANCIAL HIGHLIGHTS

New RMR

        As indicated above, New RMR is a newly organized entity with no operating history, formed specifically for the purpose of effectuating the Reorganizations. As such, only historical financial information for the Acquired Funds is provided below.

Old RMR

        The following schedule presents financial highlights for one common share of Old RMR outstanding throughout the periods indicated. This information is derived from Old RMR's audited financial statements for the year ended December 31, 2008 and should be read in conjunction with Old RMR's audited financial statements for year ended December 31, 2008 and notes thereto, which are incorporated by reference herein. These financial highlights have been audited by Ernst & Young LLP, independent registered public accounting firm, whose report thereon, along with the audited financial statements and notes thereto, is included in Old RMR's annual report to shareholders, filed with the SEC on Form N-CSR on February 25, 2009, for the fiscal year ended December 31, 2008, and are available without charge by calling Old RMR's toll free number: (866) 790-8165.

	Year Ended December 31, 2008	Year Ended December 31, 2007		Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004
Per Common Share Operating Performance(a)
NAV, Beginning of Period	$12.73	$19.76		$15.63	$16.61	$14.35

Income From Investment Operations
Net Investment Income(b)(c)	0.76	1.10		0.99	0.64	0.47
Net realized and unrealized appreciation/(depreciation) on investments(c)	(8.53)	(5.62)		4.69	(0.08)	3.11
Distributions to preferred shareholders (common stock equivalent basis) from:
1. Net investment income(c)	(0.22)	(0.17)		(0.23)	(0.10)	(0.05)
2. Net realized gain on investments(c)	(0.07)	(0.22)		(0.12)	(0.14)	(0.05)

Net increase (decrease) in NAV from operations	(8.06)	(4.91)		5.33	0.32	3.48
Less: Distributions to common shareholders from:
1. Net investment income(c)	(0.65)	(0.93)		(0.79)	(0.54)	(0.53)
2. Net realized gain on investments(c)	(0.23)	(1.19)		(0.41)	(0.76)	(0.57)
3. Return of capital(c)	(0.03)	—		—	—	—
Preferred share offering costs charged to capital	—	—		—	—	(0.12)

NAV, End of Period	$3.76	$12.73		$19.76	$15.63	$16.61

Market price, beginning of period	$11.03	$17.48		$13.15	$14.74	$15.00

Market price, end of period	$2.70	$11.03		$17.48	$13.15	$14.74

Total Return
Total investment return based on:
1. Market price(d)	(72.28)%	(26.19)%		43.77%	(1.96)%	6.42%
2. NAV(d)	(67.47)%	(26.28	)%(e)	35.27%	2.10%	24.73%

	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004
Ratios/Supplemental Data
Ratio to average net assets attributable to common shares of:
1. Net investment income, before total preferred share distributions(b)(c)	7.42%	6.16%	5.60%	4.02%	3.22%
2. Total preferred share distributions	2.83%	2.18%	1.97%	1.47%	0.67%
3. Net investment income, net of preferred share distributions(b)(c)	4.59%	3.98%	3.63%	2.55%	2.55%
4. Expenses, net of fee waivers	2.55%	1.47%	1.50%	1.50%	1.69%
5. Expenses, before fee waivers	2.97%	1.82%	1.86%	1.87%	2.05%
Portfolio Turnover Rate	4.97%	51.01%	36.20%	22.15%	35.52%
Net assets attributable to common shares, end of period (000s)	$25,641	$86,839	$134,821	$106,670	$113,357
Preferred shares, liquidation preference ($25,000 per share) (000s)	$10,950	$50,000	$50,000	$50,000	$50,000
Asset coverage per preferred share(f)	$83,542	$68,420	$92,411	$78,335	$81,679

(a)
Based on average Old RMR common shares outstanding for the applicable year.

(b)
Amounts are net of expenses waived by the Advisor.

(c)
As discussed in Note A (7) to the financial statements, which are contained in Old RMR's annual report to shareholders filed with the SEC on Form N-CSR on February 25, 2009 and which are incorporated herein by reference, a portion of the distributions Old RMR received on its investments are not included in investment income for financial reporting purposes.

(d)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based NAV assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. Total return would have been lower if the Advisor had not contractually waived a portion of its investment advisory fee.

(e)
The impact of the net increase in payments by affiliates is less than $0.005/share and had no impact on total returns.

(f)
Asset coverage per share equals net assets attributable to common shares plus the liquidation preference of the preferred shares divided by the total number of preferred shares outstanding at the end of the period.

See notes to financial statements, which are incorporated herein by reference to Old RMR's annual report to shareholders for the year ended December 31, 2008, which was filed with the SEC on Form N-CSR on February 25, 2009.

RHR

        The following schedule presents financial highlights for one common share of RHR outstanding throughout the periods indicated. This information is derived from RHR's audited financial statements for the year ended December 31, 2008 and should be read in conjunction with RHR's audited financial statements for year ended December 31, 2008 and notes thereto, which are incorporated by reference herein. These financial highlights have been audited by Ernst & Young LLP, independent registered public accounting firm, whose report thereon, along with the audited financial statements and notes thereto, is included in RHR's annual report to shareholders, filed with the SEC on Form N-CSR on February 25, 2009, for the fiscal year ended December 31, 2008, and are available without charge by calling RHR's toll free number: (866) 790-8165.

	Year Ended December 31, 2008		Year Ended December 31, 2007		Year Ended December 31, 2006	Year Ended December 31, 2005	For the Period April 27, 2004(a) to December 31, 2004
Per Common Share Operating Performance(b)
NAV, beginning of period	$16.48		$25.88		$21.88	$22.94	$19.28	(c)

Income From Investment Operations
Net Investment Income(d)(e)	0.72		0.63		1.08	1.13	0.71
Net realized and unrealized appreciation/(depreciation) on investments(e)	(12.67)		6.84		4.95	(0.19)	3.95
Distributions to preferred shareholders (common stock equivalent basis) from:
1. Net investment income(e)	(0.27)		(0.13)		(0.30)	(0.16)	(0.06)
2. Net realized gain on investments(e)	(0.18)		(0.46)		(0.23)	(0.11)	(0.01)

Net increase (decrease) in NAV from operations	(12.40)		(6.80)		5.50	0.67	4.59
Less: Distributions to common shareholders from:
1. Net investment income(e)	(0.62)		0.51		(0.85)	(0.96)	(0.65)
2. Net realized gain on investments(e)	(0.43)		(2.09)		(0.65)	(0.65)	(0.10)
Common share offering costs charged to capital	—		—		—	—	(0.04)
Preferred share offering costs charged to capital	—		—		—	(0.12)	(0.14)

NAV, end of period	$3.03		$16.48		$25.88	$21.88	$22.94

Market price, beginning of period	$14.38		$22.95		$18.21	$19.98	$20.00

Market price, end of period	$2.05		$14.38		$22.95	$18.21	$19.98

Total Return(f)
Total investment return based on:
1. Market price(g)	(82.65)%		(28.11)%		35.54%	(0.73)%	3.93%
2. NAV(g)	(78.88	)%(h)	(28.15	)%(h)	25.89%	2.54%	23.16%
Ratios/Supplemental Data
Ratio to average net assets attributable to common shares of:
1. Net investment income, before total preferred share distributions(d)(e)	5.60%		2.72%		4.50%	5.04%	4.96	%(i)
2. Total preferred share distributions	3.53%		2.53%		2.23%	1.20%	0.50	%(i)

	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	For the Period April 27, 2004(a) to December 31, 2004
3. Net investment income, net of preferred share distributions(d)(e)	2.07%	0.19%	2.27%	3.84%	4.46	%(i)
4. Expenses, net of fee waivers	5.62%	5.40%	3.13%	1.80%	1.86	%(i)
5. Expenses, before fee waivers	6.09%	5.77%	3.49%	2.14%	2.18	%(i)
Portfolio Turnover Rate	14.05%	41.36%	45.70%	23.95%	20.83%
Net assets attributable to common shares, end of period (000s)	$7,521	$40,946	$64,317	$54,377	$57,005
Preferred shares, liquidation preference ($25,000 per share) (000s)	$2,875	$28,000	$28,000	$28,000	$17,000
Asset coverage per preferred share(j)	$90,402	$61,569	$82,426	$73,551	$108,830

(a)
Date of commencement of RHR's operations.

(b)
Based on average RHR common shares outstanding for the applicable year.

(c)
NAV at April 27, 2004, reflects the deduction of the average sales load and offering costs of $0.72 per share paid by the holders of RHR common shares from the $20.00 offering price. RHR paid a sales load and offering cost of $0.90 per share on 2,000,000 common shares sold to the public and no sales load or offering costs on 480,000 common shares sold to affiliates of the Advisor for $20 per share.

(d)
Amounts are net of expenses waived by the Advisor.

(e)
As discussed in Note A (7) to the financial statements, which are contained in RHR's annual report to shareholders filed with the SEC on Form N-CSR on February 25, 2009 and which are incorporated herein by reference, a portion of the distributions RHR received on its investments are not included in investment income for financial reporting purposes.

(f)
Total returns for periods of less than one year are not annualized.

(g)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based NAV assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. Total return would have been lower if the Advisor had not contractually waived a portion of its investment advisory fee.

(h)
The impact of the net increase in payments by affiliates is less than $0.005/share and had no impact on total return.

(i)
Annualized.

(j)
Asset coverage per share equals net assets attributable to common shares plus the liquidation preference of the preferred shares divided by the total number of preferred shares outstanding at the end of the period.

See notes to financial statements, which are incorporated herein by reference to RHR's annual report to shareholders for the year ended December 31, 2008, which was filed with the SEC on Form N-CSR on February 25, 2009.

RFR

        The following schedule presents financial highlights for one common share of RFR outstanding throughout the periods indicated. This information is derived from RFR's audited financial statements for the year ended December 31, 2008 and should be read in conjunction with RFR's audited financial statements for year ended December 31, 2008 and notes thereto, which are incorporated by reference herein. These financial highlights have been audited by Ernst & Young LLP, independent registered public accounting firm, whose report thereon, along with the audited financial statements and notes thereto, is included in RFR's annual report to shareholders, filed with the SEC on Form N-CSR on February 25, 2009, for the fiscal year ended December 31, 2008, and are available without charge by calling RFR's toll free number: (866) 790-8165.

	Year Ended December 31, 2008	Year Ended December 31, 2007		Year Ended December 31, 2006	Year Ended December 31, 2005	For the Period November 22, 2004(a) to December 31, 2004
Per Common Share Operating Performance(b)
NAV, beginning of period	$13.77	$24.87		$22.07	$23.99	$24.03 (c)

Income From Investment Operations
Net Investment Income(d)(e)	0.71	1.57		1.71	1.28	0.10
Net realized and unrealized appreciation/(depreciation) on investments(e)	(11.13)	(10.23)		3.49	(1.01)	0.17
Distributions to preferred shareholders (common stock equivalent basis) from:
1. Net investment income(e)	(0.40)	(0.39)		(0.47)	(0.28)	(0.02)
2. Net realized gain on investments(e)	—	(0.30)		(0.18)	(0.15)	—

Net increase (decrease) in NAV from operations	(10.82)	(9.35)		4.55	(0.16)	0.25
Less: Distributions to common shareholders from:
1. Net investment income(e)	(0.48)	(0.99)		(1.27)	(1.09)	—
2. Net realized gain on investments(e)	—	(0.76)		(0.48)	(0.67)	—
3. Return of capital(e)	(0.40)	—		—	—	—
Common share offering costs charged to capital	—	—		—	—	(0.04)
Preferred share offering costs charged to capital	—	—		—	—	(0.25)

NAV, end of period	$2.07	$13.77		$24.87	$22.07	$23.99

Market price, beginning of period	$12.80	$22.20		$18.99	$24.05	$25.00

Market price, end of period	$1.40	$12.80		$22.20	$18.99	$24.05

Total Return(f)
Total investment return based on:
1. Market price(g)	(88.10)%	(36.29)%		27.44%	(14.00)%	(3.80)%
2. NAV(g)	(83.72)%	(39.40	)%(h)	21.54%	(0.64)%	(0.17)%

	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	For the Period November 22, 2004(a) to December 31, 2004
Ratios/Supplemental Data
Ratio to average net assets attributable to common shares of:
1. Net investment income, before total preferred share distributions(d)(e)	7.30%	7.41%	7.42%	5.64%	3.92	%(i)
2. Total preferred share distributions	4.09%	3.30%	2.78%	1.88%	0.58	%(i)
3. Net investment income, net of preferred share distributions(d)(e)	3.21%	4.11%	4.64%	3.76%	3.34	%(i)
4. Expenses, net of fee waivers	6.84%	2.68%	2.39%	2.63%	3.45	%(i)
5. Expenses, before fee waivers	7.33%	3.09%	2.78%	3.03%	3.73	%(i)
Portfolio Turnover Rate	15.25%	63.84%	59.48%	64.96%	—%
Net assets attributable to common shares, end of period (000s)	$3,075	$20,437	$36,912	$32,745	$35,594
Preferred shares, liquidation preference ($25,000 per share) (000s)	$1,175	$18,000	$20,000	$20,000	$20,000
Asset coverage per preferred share(j)	$90,425	$53,385	$71,140	$65,931	$69,493

(a)
Date of commencement of RFR's operations.

(b)
Based on average RFR common shares outstanding for the applicable year.

(c)
NAV at November 22, 2004, reflects the deduction of the average sales load and offering costs of $0.97 per share paid by the holders of RFR common share from the $25.00 offering price. RFR paid a sales load and offering cost of $1.125 per share on 1,280,000 common shares sold to the public and no sales load or offering costs on 200,000 common shares sold to affiliates of the Advisor for $25 per share.

(d)
Amounts are net of expenses waived by the Advisor.

(e)
As discussed in Note A (7) to the financial statements, which are contained in RFR's annual report to shareholders filed with the SEC on Form N-CSR on February 25, 2009 and which are incorporated herein by reference, a portion of the distributions RFR received on its investments are not included in investment income for financial reporting purposes.

(f)
Total returns for periods of less than one year are not annualized.

(g)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based NAV assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. Total return would have been lower if the Advisor had not contractually waived a portion of its investment advisory fee.

(h)
The impact of the net increase in payments by affiliates is less than $0.005/share and had no impact on total return.

(i)
Annualized.

(j)
Asset coverage per share equals net assets attributable to common shares plus the liquidation preference of the preferred shares divided by the total number of preferred shares outstanding at the end of the period.

See notes to financial statements, which are incorporated herein by reference to RFR's annual report to shareholders for the year ended December 31, 2008, which was filed with the SEC on Form N-CSR on February 25, 2009.

RDR

        The following schedule presents financial highlights for one common share of RDR outstanding throughout the periods indicated. This information is derived from RDR's audited financial statements for the year ended December 31, 2008 and should be read in conjunction with RDR's audited financial statements for year ended December 31, 2008 and notes thereto, which are incorporated by reference herein. These financial highlights have been audited by Ernst & Young LLP, independent registered public accounting firm, whose report thereon, along with the audited financial statements and notes thereto, is included in RDR's annual report to shareholders, filed with the SEC on Form N-CSR on February 25, 2009, for the fiscal year ended December 31, 2008, and are available without charge by calling RDR's toll free number: (866) 790-8165.

	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	For the Period May 25, 2005(a) to December 31, 2005
Per Common Share Operating Performance
Net Asset Value, Beginning of Period	10.54	18.65	17.53	19.09 (b)

Income From Investment Operations
Net Investment Income(c)(d)(e)	1.07	1.62	1.90	0.93
Net realized and unrealized appreciation/(depreciation) on investments(e)	(8.65)	(7.48)	1.43	(1.22)
Distributions to preferred shareholders (common stock equivalent basis) from:
1. Net investment income(e)	(0.31)	(0.45)	(0.35)	(0.14)
2. Net realized gain on investments(e)	—	0.00 (f)	(0.06)	(0.02)

Net increase (decrease) in net asset value from operations	(7.89)	(6.31)	2.92	(0.45)
Less: Distributions to common shareholders from:
1. Net investment income(e)	(0.69)	(1.33)	(1.55)	(0.77)
2. Net realized gain on investments(e)	—	(0.02)	(0.25)	(0.13)
3. Return of capital(e)	(0.30)	(0.45)	—	—
Common share offering costs charged to capital	—	—	—	(0.04)
Preferred share offering costs charged to capital	—	—	—	(0.17)

Net Asset Value, End of Period	$1.66	$10.54	$18.65	$17.53

Market price, beginning of period	$11.80	$20.75	$16.35	$20.00

Market price, end of period	$1.24	$11.80	$20.75	$16.35

	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	For the Period May 25, 2005(a) to December 31, 2005
Total Return(g)
Total investment return based on:
1. Market price(h)	(87.07)%	(35.90)%	39.90%	14.10%
2. Net asset value(h)	(81.71)%	(35.94)%	17.48%	3.50%
Ratios/Supplemental Data
Ratio to average net assets attributable to common shares of:
1. Net investment income, before total preferred share distributions(d)(e)	13.99%	10.40%	10.47%	8.22	%(i)
2. Total preferred share distributions	3.97%	2.91%	2.23%	1.40	%(i)
3. Net investment income, net of preferred share distributions(d)(e)	10.02%	7.49%	8.24%	6.82	%(i)
4. Expenses, net of fee waivers	4.42%	1.88%	1.45%	1.54	%(i)
5. Expenses, before fee waivers	5.51%	2.73%	2.26%	2.29	%(i)
Portfolio Turnover Rate	9.90%	47.76%	23.60%	5.60%
Net assets attributable to common shares, end of period (000s)	4,412	27,886	48,740	45,380
Preferred shares, liquidation preference ($25,000 per share) (000s)	5,800	22,500	22,500	22,500
Asset coverage per preferred share(j)	44,016	55,984	79,156	75,422

(a)
Date of commencement of RDR's operations.

(b)
NAV at May 25, 2005, reflects the deduction of the average sales load and offering costs of $0.91 per share paid by the holders of RDR common shares from the $20.00 offering price. RDR paid a sales load and offering cost of $0.94 per share on 2,237,500 common shares sold to the public and no sales load or offering costs on 67,500 common shares sold to affiliates of the Advisor for $20.00 per share.

(c)
Based on average RDR common shares outstanding for the applicable year.

(d)
Amounts are net of expenses waived by the Advisor.

(e)
As discussed in Note A (7) to the financial statements, which are contained in RDR's annual report to shareholders filed with the SEC on Form N-CSR on February 25, 2009 and which are incorporated herein by reference, a portion of the distributions RDR received on its investments are not included in investment income for financial reporting purposes.

(f)
Amount is less than $0.005/share.

(g)
Total returns for periods of less than one year are not annualized.

(h)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based NAV assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. Total return would have been lower if the Advisor had not contractually waived a portion of its investment advisory fee.

(i)
Annualized.

(j)
Asset coverage per share equals net assets attributable to common shares plus the liquidation preference of the preferred shares divided by the total number of preferred shares outstanding at the end of the period.

See notes to financial statements, which are incorporated herein by reference to RDR's annual report to shareholders for the year ended December 31, 2008, which was filed with the SEC on Form N-CSR on February 25, 2009.

RCR

        The following schedule presents financial highlights for one common share of RCR outstanding throughout the periods indicated. This information is derived from RCR's audited financial statements for the year ended December 31, 2008 and should be read in conjunction with RCR's audited financial statements for year ended December 31, 2008 and notes thereto, which are incorporated by reference herein. These financial highlights have been audited by Ernst & Young LLP, independent registered public accounting firm, whose report thereon, along with the audited financial statements and notes thereto, is included in RCR's annual report to shareholders, filed with the SEC on Form N-CSR on February 25, 2009, for the fiscal year ended December 31, 2008, and are available without charge by calling RCR's toll free number: (866) 790-8165.

	Year Ended December 31, 2008	For the Period December 18, 2007(a) to December 31, 2007
Per Common Share Operating Performance(b)
NAV, Beginning of Period	18.68	19.14 (c)

Income From Investment Operations
Net Investment Income(d)	1.01	0.19
Net realized and unrealized appreciation/(depreciation) on investments(d)	(15.47)	(0.61)
Distributions to preferred shareholders (common stock equivalent basis) from:
Net investment income(d)	(0.29)	—
Net realized gain on investments(d)	(0.01)	—

Net decrease in NAV from operations	(14.76)	(0.42)
Less: Distributions to common shareholders from:
Net investment income(d)	(1.26)	—
Net realized gain on investments(d)	(0.06)	—
Return of capital(d)	(0.20)	—
Common share offering costs charged to capital	—	(0.04)
Preferred share offering costs charged to capital	(0.13)	—

NAV, End of Period	$2.27	$18.68

Market price, beginning of period	$20.00	$20.00

Market price, end of period	$1.80	$20.00

Total Return(e)
Total investment return based on:
1. Market price(f)	(88.47)%	0.00%
2. NAV(f)	(85.28)%	(2.20)%

	Year Ended December 31, 2008	For the Period December 18, 2007(a) to December 31, 2007
Ratios/Supplemental Data
Ratio to average net assets attributable to common shares of:
1. Net investment income, before total preferred share distributions(d)	6.95%	30.71	%(g)
2. Total preferred share distributions	2.09%	0.00%
3. Net investment income, net of preferred share distributions(d)	4.86%	30.71	%(g)
4. Expenses	4.84%	10.21	%(g)
Portfolio Turnover Rate	175.25%	0.00%
Net assets attributable to common shares, end of period (000s)	$2,849	$23,442
Preferred shares, liquidation preference ($25,000 per share) (000s)	$1,075	$—
Asset coverage per preferred share(h)	$91,256	$—

(a)
Date of commencement of RCR's operations.

(b)
Based on average RCR common shares outstanding for the applicable year.

(c)
NAV at December 12, 2007, reflects the deduction of the average sales load and offering costs of $0.90 per share paid by the holders of RCR common shares from the $20.00 offering price. RCR paid a sales load of $0.94 per share on 1,200,000 common shares sold to the public and no sales load or offering costs on 50,000 common shares sold to affiliates of the Advisor for $20.00 per share.

(d)
As discussed in Note A (7) to the financial statements, which are contained in RCR's annual report to shareholders filed with the SEC on Form N-CSR on February 25, 2009 and which are incorporated herein by reference, a portion of the distributions RCR received on its investments are not included in investment income for financial reporting purposes.

(e)
Total returns for periods of less than one year are not annualized.

(f)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based NAV assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results.

(g)
Annualized.

(h)
Asset coverage per share equals net assets attributable to common shares plus the liquidation preference of the preferred shares divided by the total number of preferred shares outstanding at the end of the period.

See notes to financial statements, which are incorporated herein by reference to RCR's annual report to shareholders for the year ended December 31, 2008, which was filed with the SEC on Form N-CSR on February 25, 2009.

 RISK FACTORS AND SPECIAL CONSIDERATIONS

        The proposed Reorganizations will cause the shareholders of the Acquired Funds to become investors in New RMR. The Reorganizations and the resulting investment in New RMR involve risks. Many of the risks arising from an investment in New RMR are similar to the risks arising from an investment in each of the Acquired Funds. The following is a brief description of the material risks arising from the Reorganizations, from an investment in New RMR and, where applicable, a comparison of those risks to the different risks of investments in the Acquired Funds:

Risks Related to the Reorganizations

  Expenses

        While the Funds currently estimate that the Reorganizations, if consummated, will result in reduced aggregate expenses of the Funds by approximately $1,385,000 per year based on the year ended December 31, 2008, the realization of these reduced expenses will not affect holders of the Acquired Funds proportionately, may take longer than expected to be realized or may not be realized at all. After the Reorganizations, New RMR is expected to prospectively incur either lower or substantially similar recurring nonextraordinary operating expenses on a per common share basis than each of the Funds currently incurs. However, New RMR may incur higher expenses for a period prior to experiencing such savings or may never experience such savings. See "Expenses of the Funds—The Funds' Expenses." There can be no assurance that future expenses will not increase or that any expense savings will be realized. Moreover, to the extent that one of the Reorganizations is not completed, but other Reorganizations are completed, any expected savings by New RMR and the Acquired Funds will be reduced.

        As discussed elsewhere in this Joint Proxy Statement/Prospectus, the Advisor has agreed to compensate the common shareholders of RFR and RDR for the elimination of each of those Funds' fee waiver that would occur if their respective Funds consummate their respective Reorganizations with New RMR. See "Proposals 1(a) and (b), 2(a) and (b), 3(a) and (b), 4(a) and (b) and 5(a) and (b): Reorganizations of the Acquired Funds with New RMR." Each Acquired Fund receiving this payment will, subject to applicable legal and tax requirements, either retain some or all of this payment or distribute some or all of this amount to its shareholders immediately prior to the consummation of its Reorganization with New RMR. Any such amount retained by RFR or RDR, or to be paid to RFR or RDR's shareholders, will be determined by each Fund's Board after consultation with its tax and legal advisors. To the extent RFR or RDR retain any such compensation received from the Advisor, the amount retained will be included as part of RFR or RDR's net assets attributable to common shares for purposes of determining the number of New RMR common shares to be issued to RFR or RDR, as applicable, in connection with RFR or RDR's Reorganization with New RMR and will have the effect of increasing the number of New RMR common shares issued to RFR or RDR, as applicable, in RFR or RDR's Reorganization with New RMR. Any resulting increase in the NAVs of RFR or RDR as result of any such compensatory payment from the Advisor is not expected to be material or to result in a material increase in the number of New RMR common shares to be issued by New RMR in the Reorganizations.

        Each Fund has incurred expenses related to the Reorganizations. Because the Funds have already incurred, as well as accrued and paid, expenses solely and directly attributable to the Reorganizations, if an Acquired Fund's shareholders do not approve their Acquired Fund's Reorganization related proposal, that Acquired Fund will incur expenses arising from its planned Reorganization even though its proposed Reorganization will not occur and those expenses may be material.

  Fund Yields and Performance

        While each of the Funds has a focus on current income, the reorganized New RMR may not experience yields or future performance on its investments after the Reorganizations as favorable as the yields and performance realized by any of the Funds on a standalone basis prior to the Reorganizations or which they may have experienced if the Reorganizations had not occurred. For example, RHR shareholders may lose the benefit from investments in hospitality securities, RFR shareholders may lose the benefit from investments in financial services and insurance company securities, RDR may lose the benefit from investments focused on preferred securities, RCR may lose the benefit from investments based on a "dividend capture" trading strategy, or the impact of such investments and/or strategies may be diluted. Each Fund's Board believes that there are offsetting benefits that may result from the Reorganizations, including the potential for economies of scale and enhanced market liquidity for the common shares of each Fund; however, these benefits cannot be readily quantified, and there are no assurances as to the degree these benefits will be experienced, if at all, by New RMR and its shareholders after the Reorganizations.

  Market Valuation Risk

        Since inception, Old RMR, RHR, RFR and RCR have each generally traded at a discount to their respective NAVs, and RDR has generally traded at a premium to its NAV. After the Reorganizations, New RMR common shares may trade at a greater discount to NAV than did Old RMR common shares prior to the Reorganizations. There can be no assurance as to the extent, if any, to which New RMR's common shares will trade at a discount or premium following the Reorganizations. There also can be no assurance that the Funds' relative historic premiums and discounts would continue should the Reorganizations not take place.

  Potential Conflicts of Interest

        The Boards of each of the Acquired Funds are comprised of the same Trustees. Mr. Adam D. Portnoy will replace Mr. Gerard M. Martin (a Trustee of the Acquired Funds) on the Board of New RMR. Although the Trustees have to weigh the benefits and detriments of each Reorganization to the applicable Funds independently, they could be influenced, or appear to be influenced, by factors affecting the other Funds for which they are Trustees.

        Also, as of March 6, 2009, Trustees and officers of the Funds beneficially owned, as a group, approximately 3.08% of the outstanding common shares of Old RMR, 21.23% of the outstanding common shares of RHR, 19.36% of the outstanding common shares of RFR, 3.78% of the outstanding common shares of RDR and 4.98% of the outstanding common shares of RCR. Also, as of the date of this Joint Proxy Statement/Prospectus, Trustees and officers of the Funds beneficially own 100% of the outstanding common shares of New RMR by virtue of the Advisor's 100% ownership of New RMR's outstanding common shares. The Advisor is beneficially owned by Barry M. Portnoy, a Trustee of New RMR, and Adam D. Portnoy, a Trustee and the President of New RMR. This disproportionate ownership of the Funds by the Trustees and officers of the Funds may be considered an incentive for the Trustees and officers to favor one Fund's interests over another's. The portfolio managers and all of the officers of the Funds are officers of the Advisor. These situations could create, or appear to create, conflicts of interest with respect to a Trustee's determination of which Reorganizations to recommend to Fund shareholders. The disinterested Trustees of the Funds have retained independent counsel to assist them with their consideration of the proposed Reorganizations.

General Risks of Investing in New RMR

  Limited Operating History

        Old RMR has been operational only since December 2003. New RMR is a newly organized non-diversified closed end management investment company with no operating history, formed specifically for the purpose of effectuating the Reorganizations. New RMR will acquire substantially all of its assets, and issue substantially all of its common shares and preferred shares, in the Reorganizations and will commence operations after consummation of the first Reorganization.

  Limited Experience of the Advisor

        The Advisor has limited experience managing investment companies like the Funds. The Advisor began the substantial majority of its current business activities in December 2003. As of December 31, 2008, the Advisor had $128 million of assets under management, $65 million of which were assets of the Funds. See "Management of the Funds."

  Concentration of Investments

        New RMR will, like Old RMR, concentrate its portfolio in the real estate industry. If the value of real estate generally declines, the market value of the securities of those companies whose principal business is real estate is likely to decline. If these declines occur, they are likely to cause a decline in the value of New RMR's investment portfolio and reduce the asset coverage for New RMR's preferred shares. Recent market conditions have caused a dramatic decline in the market value of securities associated with real estate. These market conditions may continue for a prolonged period, and may result in New RMR having to redeem some of its preferred shares in order to satisfy applicable asset coverage tests under the 1940 Act, New RMR's governing documents or the standards of the credit rating agencies which rate New RMR's preferred shares. For example, from November 2008 through January 2009, each of Old RMR, RHR, RFR, RDR and RCR redeemed 1,562, 1,029, 385, 772 and 373, respectively, of its issued and outstanding preferred shares with total liquidation preferences of $39,050,000, $25,725,000, $9,625,000, $19,300,000 and $9,325,000, respectively. These redemptions were effectuated to regain compliance with these mandatory asset coverage tests and to provide each Fund with an appropriate asset coverage "cushion" in light of volatile market conditions.

        To the extent New RMR redeems its preferred shares, its use of leverage may decline, which may result in reduced returns for New RMR's common shareholders. Further information regarding risks associated with investments in REITs and other real estate related securities is provided below under the risk factor subheading "Real Estate Risks." To the extent New RMR invests in securities of those companies, its income would be reduced as a result.

  Economic Climate

        Recent economic developments may increase the risk associated with investing in New RMR. Dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, have resulted in significant write-downs of asset values by financial institutions, including government-sponsored entities and major commercial and investment banks. These write-downs, initially of mortgage-backed securities, but spreading to credit default swaps and other derivative instruments, have caused many financial institutions to seek additional capital both from private and government sources, to merge with larger and stronger institutions and, in some cases, to fail. Additionally, many lenders and institutional investors have reduced, and in some cases, ceased to provide funding to borrowers, including other financial institutions, reflecting an ongoing concern about the stability of the financial markets generally and the strength of counterparties. More recently, this economic turmoil has spread beyond the banking and financial services industry and has begun to effect companies in all sectors of the economy, resulting in drastically reduced earnings, falling stock prices and soaring unemployment. The depth of the current financial crisis is continuing to expand and its ultimate scope, reach and effect cannot be predicted.

        Consequences of this economic turmoil that may adversely effect New RMR include, among other things:

  •
  a dramatic decline in the value of real estate and securities associated with real estate which may continue for a prolonged period, resulting in a highly volatile and uncertain business environment for investment companies, such as New RMR (and the REITs in which it invests), that focus their investments in real estate and real estate-related securities, thus significantly increasing the risk of investing in New RMR;

  •
  a lack of available credit, lack of confidence in the financial sector and reduced business activity, all which could materially and adversely affect New RMR;

  •
  a further significant decline in the equity markets in general or in the real estate preferred sector of the market in which the Acquired Funds and New RMR invest, which has reduced the value of the Acquired Funds' portfolio securities (including the Acquired Funds' REIT investments), which may further reduce the value of the Acquired Funds' and New RMR's portfolio securities, and which, among other things, may lead to the Acquired Funds' and New RMR's failure to maintain the minimum level of asset coverage for their respective preferred securities required by the Acquired Funds' and New RMR's governing documents and the 1940 Act; and

  •
  the longer these conditions persist, the greater the probability that these factors could have an adverse effect on New RMR's financial results and continued viability.

        Legislation was passed in October 2008 in an attempt to address the instability in the financial markets. Among other things, under one particular component up to $700 billion is made available in an effort to stabilize and support the credit and financial markets. To date, the adoption and partial deployment of this stimulus program, together with other unprecedented measures, has failed to reverse the downward trend in the economy; still though, it is difficult to estimate the degree to which these measures may have mitigated the severity of the crisis to date. More recently, Congress passed the $787 billion American Recovery and Reinvestment Act of 2009, which was designed as an economic stimulus measure. The ultimate result of the implementation of this legislation cannot be predicated and it too may fail to reverse the downward trend in the economy. These pieces of legislation and similar proposals, as well as other actions such as monetary or fiscal actions of U.S. government instrumentalities or comparable authorities in other countries, may fail to improve or even stabilize the financial markets, thereby potentially even worsening the fiscal condition of our country and others and prolonging the negative effects on New RMR. This legislation and other proposals or actions may also have other consequences, including material effects on interest rates and foreign exchange rates, which could materially affect New RMR's investments in ways that New RMR cannot predict.

        Even if legislative or regulatory initiatives or other efforts successfully stabilize and add liquidity to the financial markets, New RMR may need to modify its investment strategies in order to satisfy new regulatory requirements or to compete in a changed business environment. These regulatory initiatives or other efforts may adversely affect New RMR's ability to manage risk, capitalize on market opportunities and meet its investment objectives. Furthermore, the U.S. government has indicated its willingness to implement additional measures as it may see fit to address changes in market conditions, and further Congressional responses to this financial crisis may result in a comprehensive overhaul of the regulatory infrastructure governing the financial system and the fundamental relationship between the U.S. government and the private sector. These future governmental measures may have further negative consequences for New RMR and its investments and may diminish future opportunities available to it in ways that cannot be predicted.

        Given the volatile nature of the current market disruption and the uncertainties underlying efforts to mitigate or reverse the disruption, New RMR and the Advisor may not timely anticipate or manage existing, new or additional risks, contingencies or developments, including regulatory developments and trends in new products and services, in the current or future market environment. Such a failure could materially and adversely affect New RMR's investments and its ability to meet its investment objectives.

  Real Estate Risks

        A number of risks are created by New RMR's investment focus on REITs and other real estate related securities, including the following:

        Real Estate Cycle Risks.    Real estate values have been historically cyclical. As the general economy grows, demand for real estate increases, and occupancies and rents increase. As occupancies and rents increase, property values increase, and new development occurs. As development occurs, occupancies, rents and property values may decline. Because leases are usually entered into for long periods and development activities often require extended times to complete, the real estate value cycle often lags the general business cycle. Because of this cycle, real estate companies have historically often incurred large swings in their profits and the prices of their securities.

        Due to recent market conditions, the value of real estate and securities associated with real estate has dramatically declined and this decline may continue for a prolonged period. The current decline in the values of real estate and real estate-related securities stems from a disruption in the financial and credit markets, which originated in and most dramatically effected the sub-prime mortgage sector of the credit market, and has had and likely will continue to have severe expansive and potentially long-term consequences for the real estate and credit markets and, to a large degree, the economy in general. These factors create a highly volatile and uncertain business environment for investment companies, such as New RMR, and the REITs in which they invest, that focus their investments in real estate and real estate-related securities and significantly increases the risk of investing in New RMR. These risks include, but are not limited to, diminished income or operating losses, decreased asset values and impaired financial and mandatory operating ratios, losses of principal and interest on existing loans as a result of borrowers' inability to either make such payments at all or to make such payments in a timely manner, loss of future revenues from a downturn in the volume of loan originations, securitizations and other directly and indirectly related business activity, a loss of collateral value, and slowdown in the housing and related industries, and in the economy generally. These factors and others have resulted in poor financial results, substantial write-downs of the values of assets, volatile and declining stock prices, stricter lending standards, and increased risk of bankruptcy and business failure generally for companies with exposure to real estate-related investments and the credit markets in general.

        Property Type Risks.    Many REITs focus on particular types of properties or properties which are especially suited for certain uses, and those REITs are affected by the risks which impact the users of their properties. A portion of New RMR's portfolio investments may be invested in REITs that focus on such particular types of properties and consequently be subject to the underlying risks associated with investing in such properties. For example, Old RMR has invested, and New RMR may continue to invest, in:

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  REITs that own healthcare facilities, age restricted apartments, congregate care properties, assisted living facilities and nursing homes. The physical characteristics of these properties and their operations are highly regulated, and those regulations often require capital expenditures or restrict the profits realizable from these properties. Some of these properties are also highly dependent upon Medicare and Medicaid payments, which are subject to changes in governmental budgets and policies. These properties may experience losses if their tenants receive lower Medicare or Medicaid rates.

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  REITs that own hotels and resorts. These properties usually require higher levels of capital expenditures than other types of commercial real estate. The financial performance of these properties and their values are highly sensitive to general economic conditions and travel industry changes, and the recent economic downturn has had a disproportionately negative impact on hospitality REITs.

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  REITs that own, manage and operate shopping centers or other retail properties. The values of these properties are vulnerable to changes in consumer spending practices and to bankruptcies of large retail firms and may suffer vacancies and rejected leases as a result.

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  REITs that own, manage and operate rental housing such as apartment buildings. Such properties may decline in value whenever mortgage financing for single family homes becomes available at low rates or when there is a slowing of job creation and household formations.

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  REITs that focus on investing in warehouse and industrial properties. The values of these properties may be adversely affected by changing patterns of global or regional trade.

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  REITs that own or operate office buildings. These properties may experience increased vacancies and losses if certain types of tenants, such as call centers, transfer their operations to lower wage locations, including outside the United States.

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  REITs that own, manage and operate properties that are leased on a net basis (where the tenant agrees to pay a monthly base rent as well as property taxes, insurance, utilities and other operating expenses) to single tenants. The value of these properties will vary with the financial strength or business prospects of their tenants.

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  REITs that own, manage and operate other types of specialized real estate, including self storage facilities, manufactured homes and entertainment related facilities. The values of these properties are affected by changes in consumer preferences and general economic conditions.

        Location Risks.    Some REITs focus on particular geographic locations. The value of investments in these REITs and these REITs' abilities to pay dividends may decline if economic changes occur in the areas in which they focus. For example, the value of REIT investments in some parts of the U.S. Midwest, such as the Detroit area, have recently declined as a result of losses and job cuts in the U.S. auto industry in that area.

        Size Risks.    REITs tend to be small or medium sized companies compared to companies listed in the U.S. equity markets as a whole. Most REITs also use debt leverage to finance their businesses. This combination of smaller equity capitalization and debt leverage may mean that securities issued by REITs are more volatile than securities issued by larger, less relatively leveraged companies. This can adversely affect New RMR's financial performance, especially if New RMR purchases or sells large amounts of an individual security within a short time.

        Other Real Estate Risks.    REITs are exposed to special risks which affect real estate ownership and operations and such risks are not shared with the securities market generally. For example:

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  REITs may be required to incur significant capital costs with little economic return on their investments by laws concerning public access or public safety.

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  Environmental laws may make REITs responsible for clean up costs at properties owned by the REITs even if the environmental damage was not caused by the REITs.

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  Property taxes and property insurance costs have recently increased materially in some geographic areas and for certain property types. If REITs are unable to pass those cost increases to their tenants, these increases may result in reduced income or greater losses and reduced valuations for affected properties and their REIT owners.

  Fund Distributions

        The recent downturn in the stock and credit markets, as well as in the general global economy, has resulted in a significant and dramatic decline in the value of the Funds' portfolio investments, particularly their REIT investments. On several occasions, this has resulted in the Funds failing to maintain minimum asset coverage ratios for their preferred shares that are mandated by the rating agencies rating the Funds' preferred shares, the Funds' governing documents and the 1940 Act. As a result of failing to maintain these mandatory asset coverage ratios, on October 16, 2008 each Fund announced the suspension of its October 2008 dividend to common shareholders and a suspension on any further dividends or distributions to common shareholders until further notice. In November and December 2008, the Funds executed a comprehensive plan to bring themselves back into compliance with these mandatory asset coverage ratios by each redeeming an amount of preferred shares sufficient to (i) regain compliance with the 1940 Act and rating agency requirements contained in each Fund's bylaws and (ii) create an appropriate asset coverage "cushion" for its preferred shares. As a result of the redemption plan implemented in November and December 2008, all of the Funds regained compliance with these asset coverage ratios and the Funds (other than RFR) subsequently declared distributions to common shareholders in December 2008 that were payable in January 2009. RFR did not declare a distribution to common shareholders in December 2008 because it did not have any income to distribute. Continuing market volatility could lead to further failures to maintain required asset coverage ratios for Fund preferred shares, further periods in which the Funds, including New RMR, may have to suspend the declaration and payment of dividends to common shareholders and further redemptions of Fund preferred shares. See "Additional Information About Preferred Shares of the Funds—Distribution Restrictions".

        New RMR intends to pay distributions to its common shareholders on a quarterly basis after making payment or provision for payment of distributions on, or redeeming, preferred shares, and interest and required principal payment on borrowings, if any, provided that market and economic condition do not dictate otherwise. Prior to October 2008, each Acquired Fund historically made distributions to common shareholders each month. In 2009 each Acquired Fund intends to make distributions of net investment income, if any, to common shareholders each quarter. Provided that market and economic conditions do not dictate otherwise, New RMR intends to make distributions to common shareholders pursuant to a "level rate dividend policy", which is the same type of distribution policy that the Acquired Funds maintain. The Board of each Acquired Fund periodically evaluates, and the Board of New RMR will continue to periodically evaluate, its common share distribution policy and may, in the future, change its common share distribution policy. Additionally, the Internal Revenue Service has recently announced that closed end funds, such as the Funds, are allowed to satisfy their minimum distribution requirements as a registered investment company in 2009 through the partial payment of distributions in stock. Distributions on common shares of each of the Acquired Funds are payable to the extent, at the rate and in the form declared by each such Fund's Board. Distributions on New RMR common shares by New RMR will be payable to the extent, at the rate and in the form declared by the New RMR Board and will be determined based on market conditions and other factors the New RMR Board deems relevant. Nevertheless, there can be no assurance that New RMR will, after the Reorganizations, pay any specific amount of regular distribution in any specific form, pay any regular distribution at all, that quarterly distributions will continue, or that any annual capital gains distributions will be paid.

  Interest Rate Risks

        When interest rates rise, the market values of dividend or interest paying securities usually fall. Because most of New RMR's investments will be in dividend or interest paying securities and because New RMR expects to make regular distributions to its shareholders, provided that market conditions and volatility do not dictate otherwise, both New RMR's NAV and the value of New RMR shares are likely to decline when interest rates rise. Also, the asset coverage for its preferred shares are likely to decline when interest rates rise, and a material decline in New RMR's NAV may impair New RMR's ability to maintain required levels of asset coverage for the preferred shares.

        Although Old RMR has not historically done so, New RMR may, but is not required to, enter into interest rate swap or cap transactions to hedge against changes in short term interest rates which affect the level of distributions on its preferred shares or New RMR's cost of borrowings. These hedges are designed to mitigate, but not eliminate, the impact on New RMR of rising interest rates. If New RMR enters an interest rate swap, a decline in short term interest rates may result in a decline in net amounts payable to New RMR and a corresponding decline in the value of the swap. If New RMR purchases an interest rate cap, a decline in short term interest rates may result in a decline in the value of the cap. If New RMR enters into interest rate hedging transactions, a decline in short term interest rates may result in a decline in New RMR's NAV. A material decline in New RMR's asset value may also impair New RMR's ability to maintain required levels of asset coverage for New RMR's preferred shares. See "Comparison of the Funds: Investment Objectives and Policies—Interest Rate Transactions."

  Leverage Risk

        Old RMR uses, and New RMR will use, leverage for investment purposes by issuing preferred shares. As of December 31, 2008, leverage represents approximately 30% of Old RMR's average managed assets (which includes average net assets attributable to common shares as well as average assets attributable to Fund preferred shares and the principal amount of borrowings, if any). It is currently anticipated that, taking into account the New RMR preferred shares that will be issued in the Reorganizations, the amount of leverage would represent approximately 34% of New RMR's average managed assets as of December 31, 2008.

        New RMR's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the NAV of the Fund and the preferred shares' asset coverage. New RMR may from time to time consider changing the amount of its leverage in response to actual or anticipated changes in interest rates or the value of New RMR's investment portfolio. There can be no assurance that New RMR's leverage strategies will be successful.

        In addition, if the distribution rate on the New RMR preferred shares exceeds the net rate of return on New RMR's portfolio, the leverage will result in a lower NAV than if New RMR were not leveraged. Any decline in the NAV could increase the risk of New RMR failing to meet its asset coverage requirements, of losing its ratings on the New RMR preferred shares or, in an extreme case, of New RMR's current investment income not being sufficient to pay distributions on the New RMR preferred shares. Under such circumstances, New RMR may be required to liquidate portfolio securities to redeem or repurchase some or all of the New RMR preferred shares, causing the possible realization of substantial losses and the incurrence of transaction costs. For example, as a result of recent market conditions, from November 2008 through January 2009, each of Old RMR, RHR, RFR, RDR and RCR redeemed 1,562, 1,029, 385, 772 and 373, respectively, of its issued and outstanding preferred shares with total liquidation preferences of $39,050,000, $25,725,000, $9,625,000, $19,300,000 and $9,325,000, respectively. See "General Risks of Investing in New RMR—Fund Distributions". As market conditions improve and market opportunities arise, the discounted asset coverage requirements tend to restrict the redeployment of assets from cash and higher quality assets having lower discount factors to lower quality, higher yielding assets having higher discount factors, even when such securities are available at attractive prices.

        Dividend rates for each Fund's issued auction rate preferred shares are typically reset in auctions conducted every seven days. If an auction of the Funds' preferred shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which the Fund would otherwise pay as a result of a successful auction. Any obligation to pay higher rates may reduce the amount of the Fund's NAV and reduce the asset coverage for its preferred shares.

        New RMR may borrow money from banks or other financial institutions or issue debt securities, particularly on a temporary basis, for extraordinary or emergency purposes, including the payment of distributions and the settlement of securities transactions which otherwise might require untimely dispositions of New RMR's securities. If New RMR uses additional leverage, holders of New RMR preferred shares may realize a larger loss on their investment in the New RMR preferred shares than they would realize without New RMR's use of such leverage. Any borrowings by New RMR constituting debt securities would subject New RMR to stricter asset coverage tests under the 1940 Act with respect to those borrowings.

        New RMR may invest in the securities of other investment companies. Such securities may also be leveraged and will therefore be subject to the leverage risks described above. The shares of other investment companies are subject to the management fees and other expenses of those funds. Therefore, investments in other investment companies will cause New RMR to bear proportionately the costs incurred by the other investment companies' operations. If these other investment companies engage in leverage, New RMR, as a shareholder, would bear its proportionate share of the cost of such leveraging.

        Assuming (i) that leverage will represent approximately 34% of New RMR's average managed assets after the consummation of the Reorganizations, and (ii) the preferred shares representing New RMR's leverage will pay dividends at an average annual rate of 3.0%, then the incremental income generated by New RMR's portfolio (net of estimated expenses) must exceed approximately 0.8% of New RMR's average managed assets in order to cover such dividend payments. Of course, these numbers are merely estimates, used for illustration. Actual distribution rates are set at periodic auctions, may vary frequently and may be significantly higher or lower than this rate.

        The following table is designed to illustrate the effect of leverage on the total return to New RMR common shareholders, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in New RMR's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what New RMR's investment portfolio returns will be. The table further assumes the issuance of New RMR preferred shares in an amount equal to 34% of New RMR's average managed assets after such issuance, and New RMR's currently projected annual dividend rate on its preferred shares of 3.0%.

Assumed portfolio total return	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding return to common shareholder	(18.00)%	(11.00)%	(4.00)%	3.00%	9.00%

        The total return to New RMR common shareholders shown on this chart is composed of two elements: common share distributions New RMR pays to its common shareholders (the amount of which is largely determined by New RMR's net investment income after paying distributions on New RMR preferred shares) and realized and unrealized gains or losses on the value of the securities New RMR owns.

        Because the fee paid by New RMR to the Advisor is calculated on the basis of New RMR's average managed assets (which includes the liquidation preference of the New RMR preferred shares), the fee will be higher when leverage is utilized, giving the Advisor an incentive to favor the use of leverage.

        The distribution rates on New RMR preferred shares will typically be based on short term interest rates. Old RMR buys, and New RMR expects to buy, real estate securities that pay distributions. These distribution payments are typically, although not always, higher than short term interest rates. If short term interest rates rise, distribution rates on the New RMR preferred shares may rise and reduce New RMR's income. An increase in long term interest rates could negatively impact the value of New RMR's investment portfolio and reduce the asset coverage for the New RMR preferred shares. New RMR may enter into interest rate swap or cap transactions with the intent to reduce the risk posed by increases in short term interest rates, but there is no guarantee that New RMR will engage in these transactions or that these transactions will be successful in reducing interest rate risk.

        To date, no auctions for preferred securities of the Acquired Funds have failed to attract sufficient clearing bids (such auctions are commonly referred to as "failed" auctions). However, RBC Capital Markets Corporation, an affiliate of RBC Dain Rauscher Inc., the Acquired Funds' lead broker-dealer for their preferred securities, has acquired for its own account a substantial portion of the Acquired Funds' preferred securities in the auctions, and may ultimately come to own for its account all or substantially all of such preferred securities. For example, according to the Royal Bank of Canada's (the parent company of RBC Capital Markets Corporation) latest Schedule 13G filings, it owns 85.4%, 11.0%, 23.4%, 67.2% and 25.9% of the respective issued and outstanding preferred shares of Old RMR, RHR, RFR, RDR and RCR. If RBC Capital Markets Corporation had not been a purchaser of preferred securities in the Acquired Funds' auctions, the applicable auctions likely would have failed and holders of the Acquired Funds' preferred shares would not have been able to sell their preferred shares in the applicable auctions. There can be no assurance that RBC Capital Markets Corporation or any other affiliate of RBC Dain Rauscher Inc. would purchase Fund preferred shares in any future auction of Fund preferred securities or that the Funds, including New RMR, who will also retain RBC Dain Rauscher Inc. as lead broker-dealer for auctions of its preferred securities, will not have any auction for their preferred securities fail. If an auction of the Funds' preferred shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which the applicable Fund would otherwise pay as a result of a successful auction. In addition, if an auction fails, holders of the applicable Fund's preferred shares may not be able to sell their preferred shares in that auction. If auctions for the Funds' preferred shares fail, or if market conditions generally frustrate the Funds' ability to enhance investment results through the investment of capital attributable to their outstanding preferred shares, such factors may precipitate a change in the form and/or amount of investment leverage used by the Funds.

  Market Discount Risk

        Shares of closed end investment companies frequently trade at a discount to NAV. Historically, Old RMR common shares have traded at a discount to Old RMR's NAV. The trading price of New RMR common shares will be determined by a number of factors, including the performance of New RMR and its investments, market conditions, and the comparative number of New RMR common shares offered for purchase or sale at any time. Similarly, the value of New RMR's assets will move up and down based on the market prices of its portfolio securities. Accordingly, New RMR's NAV will fluctuate and it is unknown whether the New RMR common shares will trade at, above or below New RMR's NAV. There can be no assurance regarding the trading price of the New RMR common shares.

  Preferred Securities Risks

        Old RMR invests in, and New RMR expects to invest in, preferred securities, including preferred securities of REITs. Investment in preferred securities creates certain risks, including the following:

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  Preferred securities usually accrue periodic distributions. However, holders of preferred securities often have limited rights to force issuers to pay these distributions. Also, the terms of preferred securities usually require that no distributions be paid when the issuers are in default of any debt obligations and that rights of preferred securities holders are otherwise subordinated to the rights of issuers' creditors.

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  Generally, the preferred shares New RMR will own will give New RMR no rights, or only limited rights, to vote on matters concerning the issuing companies. Accordingly, New RMR expects to have no or limited voting influence on matters affecting issuers, including matters that New RMR believes may reduce the market value of the securities it owns, for example, matters that may cause a decline of ratings assigned to an issuer's securities or otherwise increase credit risks.

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  Most of these securities have no maturity date, require perpetual payment of a fixed coupon and provide their issuer a right of redemption at a fixed price. If New RMR purchases these securities at a price that is in excess of their redemption price, and if issuers of these securities exercise their redemption rights, New RMR may not realize the value for the premium it paid. In addition, when market interest rates decline below the coupon rate of the security, the issuer will have an incentive to redeem those securities with the proceeds from the issuance of new securities issued by it at the lower market rate of interest or from other sources. If this occurs, New RMR's income may decline as a result.

  Below Investment Grade Securities Risk

        The preferred and debt securities in which New RMR may invest are sometimes referred to as "ratable securities". A ratable security is generally considered below investment grade if it is not rated at least Baa3, BBB- or BBB- by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P"), or Fitch Ratings, Inc. ("Fitch"), respectively, or if the ratable security has characteristics which are comparable to below investment grade securities rated by Moody's, S&P or Fitch. The ratable securities in which New RMR may invest may be below investment grade and New RMR's investment policies do not limit New RMR's ownership of below investment grade securities. Lower rated securities tend to be more sensitive to adverse economic downturns or adverse individual company developments than more highly rated securities. Lower rated securities may provide only moderate protection of contractual or expected payments of interest, distributions, dividends or principal. For these reasons, these investments are considered speculative. Because New RMR may invest in speculative securities, an investment in New RMR's common shares is likely to involve a greater risk of loss than an investment in a fund that has policies limiting its investments in lower rated securities. Furthermore, the secondary markets in which lower rated securities are traded may be less liquid than the markets for higher grade securities. Less liquidity in the secondary trading markets could lower the price at which New RMR can sell a lower rated security or cause large fluctuations in the NAV of New RMR's common shares. If an issuer of lower rated securities New RMR owns defaults, New RMR may incur additional expenses to seek recovery, take possession of and dispose of an issuer's assets, property or operations. If significant numbers of issuers whose securities New RMR owns default on their obligations to New RMR, New RMR's ability to pay distributions to shareholders may be impaired.

  Credit Risks

        New RMR's ability to collect payments due to New RMR from the issuers of New RMR's investments in preferred and other securities or from the counterparties to an interest rate hedge or other contract is generally dependent upon the creditworthiness of the issuers or counterparties. The risk that an issuer of a preferred security or a contract obligor does not make anticipated payments is known as credit risk. Adverse changes to an issuer's or obligor's financial position or business prospects generally increase credit risk and lower the value of investments which are dependent upon payments from that issuer or obligor. Generally, lower rated securities have greater credit risk than higher rated securities. If an issuer suffers adverse changes to its financial condition, the market value of that issuer's ratable securities generally will decline. If a rating agency lowers its rating of a security, the market value of that security generally will decline. Lowered ratings from rating agencies or real or perceived declines in creditworthiness of an issuer of securities in which New RMR invests will lower the market value of New RMR's portfolio of investments and may cause the value of an investment in New RMR's common shares to decline.

  Non-Diversification Risk

        New RMR is a non-diversified investment company. Because New RMR is non-diversified, as defined in the 1940 Act, it may make a significant part of its investments in a limited number of securities. The value of any individual security may be more volatile than the market as a whole and can perform differently from the value of the market as a whole. To the extent New RMR invests a relatively high percentage of assets in the securities of a limited number of issuers, it may be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence. Because New RMR's investment portfolio will be less diversified than that of many other investment companies, the value of an investment in common shares of New RMR over time may be more volatile than an investment in a diversified fund.

  Anti-Takeover Risks

        New RMR's declaration of trust and bylaws, as do the declarations of trust and bylaws of the Acquired Funds, contain provisions which limit the ability of any person to acquire control of New RMR or to convert New RMR to an open end investment company. For example, New RMR's Board intends to strictly enforce the provisions in New RMR's declaration of trust that prohibit any person or group from owning more than 9.8%, in the aggregate, as well as by class, of New RMR's common shares. If the Fund were converted to open end status, the Fund may have to redeem the preferred shares, which may reduce the desire for a shareholder to have New RMR convert to an open end fund. See "Certain Provisions of the Declaration of Trust." Furthermore, the greater size of New RMR after the Reorganizations could deter persons from attempting to acquire control of New RMR and implement changes that may be beneficial to New RMR common shareholders.

        For example, RHR was recently involved in litigation with its shareholder, Bulldog Investors General Partnership. The purpose of this litigation was to enforce provisions of RHR's declaration of trust which generally limits ownership of RHR to not more than 9.8% of RHR's outstanding shares. Old RMR's, New RMR's, RFR's, RDR'S and RCR's declarations of trust contain a similar 9.8% ownership limitation. The parties to this litigation entered into a settlement agreement in June 2008, and on July 1, 2008 the court granted the parties' joint motion to dismiss this litigation, effectively ending the litigation.

        Separate from the RHR's litigation with Bulldog Investors General Partnership, the Advisor and Reit Management & Research LLC ("Reit Management"), an affiliate of the Advisor, also recently entered into a settlement agreement with Bulldog Investors General Partnership and certain affiliated persons (those affiliated persons, together with Bulldog Investors General Partnership, the "Bulldog Group") and exchanged mutual releases with the Bulldog Group. This settlement resolved certain claims and disputes between them. In connection with this settlement, the Advisor, Reit Management and the Bulldog Group entered into a standstill agreement. This standstill agreement generally prohibits the Bulldog Group from acquiring shares of companies managed or advised by the Advisor or Reit Management when doing so would result in an ownership limitation in the governing documents of the applicable company being exceeded and contains various other restrictions and prohibitions on the actions of the Bulldog Group with respect to the companies managed or advised by the Advisor or Reit Management. This standstill agreement could further deter persons from attempting to acquire control of New RMR and implement changes that may be beneficial to New RMR common shareholders.

        Additionally, many provisions contained in New RMR's governing documents, including, as an example, provisions relating to shareholder voting rights and standards, what constitutes a quorum at a meeting of shareholders, required qualifications needed for an individual to serve as a Trustee, the election of Trustees and the voting standard required for such election, the ability of Trustees to remove, with or without cause, other Trustees, the procedures and requirements relating to a shareholder's ability to bring a derivative suit against New RMR, if demanded by any applicable party, arbitration of any claim brought by or on behalf of a shareholder of New RMR against New RMR, its Trustees, officers, investment adviser (including the Advisor or its successor), agents and employees, including derivative claims and class actions, the ability of shareholders to propose nominees for election as Trustees and propose other business before a meeting of shareholders of New RMR, the ability of the chairperson of a meeting of shareholders of New RMR to organize, control and adjourn meetings of shareholders, and the regulatory disclosure and compliance requirements required to be adhered to by shareholders, are different than those contained, if at all, in the governing documents of the Acquired Funds and some of those differences may further deter persons from attempting to acquire control of New RMR and implement changes that may be beneficial to New RMR common shareholders. For example, New RMR's declaration of trust limits the matters that can be voted on by shareholders of New RMR and the threshold required for approval of matters by shareholders of New RMR varies depending on whether a certain number of New RMR's Trustees have approved a matter. With respect to matters brought before a meeting of shareholders other than the election of Trustees, except as where a different voting standard is required by the 1940 Act or any other applicable law, the listing requirements of the principal exchange on which the common shares of New RMR are listed or a specific provision of New RMR's declaration of trust, (a) if the matter is approved by at least 60% of the Trustees then in office, including 60% of the Independent Trustees (as defined in New RMR's declaration of trust) then in office, a majority of all the votes cast at the meeting shall be required to approve the matter and (b) if the matter is not approved by at least 60% of the Trustees then in office, including 60% of the Independent Trustees then in office, 75% of all shares entitled to vote at the meeting shall be required to approve the matter. The higher voting standard required for approval of matters not approved by at least 60% of the Trustees then in office, including 60% of the Independent Trustees then in office, may deter persons from attempting to implement changes that may be beneficial to New RMR shareholders. New RMR's bylaws also expressly authorize the chairperson of a shareholders' meeting, subject to review by the Independent Trustees of New RMR, to adjourn the meeting for any reason deemed necessary by the chairperson, including if (a) no quorum is present for the transaction of the business, (b) New RMR's Board or the chairperson of the meeting determines that adjournment is necessary or appropriate to enable the shareholders to consider fully information that New RMR's Board or the chairperson of the meeting determines has not been made sufficiently or timely available to shareholders or (c) New RMR's Board or the chairperson of the meeting determines that adjournment is otherwise in the best interests of New RMR.

        Additionally, provisions of New RMR's declaration of trust limit shareholders' ability to elect Trustees. Under New RMR's bylaws, so long as the number of Trustees shall be five or greater, at least two Trustees are required to be "Managing Trustees," meaning that such Trustees are required to be individuals who have been employees, officers or directors of New RMR's investment adviser or involved in the day-to-day activities of New RMR during the one year prior to their election as Trustee. Further, New RMR's bylaws provide that except as may be mandated by the 1940 Act or any other applicable law or the listing requirements of the principal exchange on which New RMR's common shares are listed, subject to the voting rights of any class or series of New RMR shares, (a) a majority of all the votes cast at a meeting of shareholders duly called and at which a quorum is present is required to elect a Trustee in an uncontested election of Trustees and (b) a majority of all the shares entitled to vote at a meeting of shareholders duly called and at which a quorum is present is required to elect a Trustee in a contested election (which is an election at which the number of nominees exceeds the number of Trustees to be elected). New RMR's declaration of trust also provides that Trustees may be removed (a) with or without "Cause" by the affirmative vote of the remaining Trustees or (b) with "Cause" by the action of at least 75% of the outstanding shares of the classes or series of shares of New RMR entitled to vote for the election of such Trustee. "Cause", under New RMR's declaration of trust, requires a showing of willful misconduct, dishonesty or fraud on the part of a Trustee.

        New RMR's bylaws also limit the ability of shareholders to propose nominations for Trustee or other proposals of business to be considered at annual meetings of shareholders. Pursuant to New RMR's bylaws, only a shareholder who (a) has continuously held the lesser of $2,000 in market value, or 1%, of the shares of New RMR entitled to vote at the meeting on such election or the proposal for other business, as the case may be, for at least one year from the date such shareholder gives the notice required by New RMR's bylaws, and continuously holds such shares through and including the time of the annual meeting (including any adjournment or postponement thereof), (b) is a shareholder of record at the time of giving notice of a nomination or proposal of other business through and including the time of the annual meeting (including any adjournment or postponement of such annual meeting), (c) is entitled to make nominations or propose other business and to vote at the meeting on such election, or the proposal for other business, as the case may be, and (d) complies with the notice procedures provided in New RMR's bylaws as to nominations of Trustees or other business, may make any nomination or propose other business to be considered by shareholders at the annual meeting of shareholders.

        Also, New RMR's declaration of trust provides for various regulatory and disclosure requirements effecting the Fund or any of its subsidiaries that shareholders of New RMR are required to comply with, including, among other things: (a) requiring that shareholders whose ownership interest in New RMR or actions affecting New RMR, triggers the application of any requirement or regulation of any federal, state, municipal or other governmental or regulatory body on New RMR or any subsidiary of New RMR or any of their respective businesses, assets or operations, promptly take all actions necessary and fully cooperate with the Fund to ensure that such requirements or regulations are satisfied without restricting, imposing additional obligations on or in any way limiting the business, assets, operations or prospects of New RMR or any subsidiary of New RMR; and (b) requiring that, if the shareholder fails or is otherwise unable to promptly take such actions so as to satisfy such requirements or regulations, then the shareholder shall promptly divest a sufficient number of shares of New RMR necessary to cause the application of such requirement or regulation to not apply to New RMR or any subsidiary of New RMR; and, if the shareholder fails to cause such satisfaction or divest itself of such sufficient number of shares of New RMR by not later than the 10th day after triggering such requirement or regulation, then any shares of New RMR beneficially owned by such shareholder at and in excess of the level triggering the application of such requirement or regulation shall, to the fullest extent permitted by law, be subject to the same provisions that apply to ownership of shares in excess of the 9.8% limitation referenced above.

        In addition to the above-mentioned provisions, other provisions of New RMR's declaration of trust or bylaws may also have the effect of deterring persons from attempting to acquire control of New RMR, causing a change in the management of New RMR or New RMR's Board or implementing changes that may be beneficial to New RMR common shareholders. A comparison of certain provisions of the governing documents of New RMR and the Acquired Funds, together with a comparison of Delaware statutory trust law and Massachusetts business trust law, is included as Appendix 1 to the attached Joint Proxy Statement/Prospectus.

  New RMR's Governing Instruments Provide the Board Authority to Effect Significant Transactions without Shareholder Approval

        The declaration of trust of New RMR, as do the declarations of trust of the Acquired Funds, provides the Board with authority to effect significant transactions without shareholder approval. For example, unless otherwise required by applicable law, the Board may generally amend the declaration of trust of New RMR or cause New RMR to merge or consolidate, sell all or substantially all of its assets, or liquidate or terminate if 75% of the Trustees approve the transaction. In addition, subject to certain exceptions, the declaration of trust of New RMR, as do the declarations of trust of the Acquired Funds, provides the Board with authority to change New RMR's domicile without shareholder approval.

  The Delaware Statutory Trust Act's Policy of Giving Maximum Effect to the Principle of Freedom of Contract and to the Enforceability of Governing Instruments

        Old RMR, RHR, RFR, RDR and RCR are Massachusetts business trusts, which are governed by their declarations of trust, as contemplated by applicable Massachusetts statutory law, and not by a general corporation law. Similarly, New RMR is also a trust which is governed by contract and the Delaware Statutory Trust Act and not by the Delaware General Corporation Law. The policy of the Delaware Statutory Trust Act is to give maximum effect to the principle of freedom of contract and to the enforceability of governing instruments. Delaware courts have strictly enforced contractual provisions contained in governing instruments pursuant to the Delaware Statutory Trust Act and other Delaware business entity laws. As a result of the Delaware Statutory Trust Act's policy and Delaware case law precedent, Delaware courts may strictly enforce the terms of New RMR's governing instruments even where equitable principles might arguably provide otherwise.

  Inflation Risk

        Inflation risk is the risk that the value of income from investments will be worth less in the future. As inflation increases, the real value of common shares of New RMR and preferred shares of New RMR and distributions on those preferred shares may decline. In an inflationary period, however, it is expected that, through the auction process, distribution rates on preferred shares of New RMR would increase tending to offset this risk for preferred shareholders of New RMR.

  Deflation Risk

        Deflation risk is the risk that the value of assets will be less in the future. If deflation occurs, the assets of the companies in whose securities New RMR invests and the value of those securities may decline. A decline in the value of New RMR's investments during periods of deflation may reduce the value of the common shares of New RMR and might reduce the distributions on New RMR's preferred shares. A material decline in New RMR's NAV may impair New RMR's ability to maintain required levels of asset coverage for the preferred shares.

  Overlapping Portfolio Managers

        The Funds share the same portfolio managers, some of whom also have other business activities. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities for more than one fund. For example, a portfolio manager may identify a limited investment opportunity that may be appropriate for a Fund as well as for other funds he manages. A conflict of interest also might arise when a portfolio manager has a larger personal investment in one fund he manages than in another he manages. A portfolio manager may purchase a particular security for one or more funds while selling the security for one or more other funds and this could have a detrimental effect on the price or volume of the securities purchased or sold by a Fund. A portfolio manager might devote unequal time and attention to the funds he manages or his other business responsibilities. Additionally, a portfolio manager might have a conflict of interest with respect to the brokers selected to execute portfolio transactions for the funds he manages since the Advisor may select brokers that furnish the Advisor or its affiliates or personnel, directly or through third-party or correspondent relationships, with research or brokerage services which provide, in the Advisor's view, appropriate assistance to the Advisor in the investment decision-making or trade execution processes. See "Portfolio Transactions and Brokerage". Although the Advisor attempts to mitigate the risk of a material conflict of interest developing out of the personal and professional activities of the portfolio managers of the Funds, it may not be successful in this regard.

Additional Risks of Investing in New RMR Preferred Shares

  Auction Risk

        To date, no auctions for preferred securities of the Acquired Funds have failed to attract sufficient clearing bids (such auctions are commonly referred to as "failed" auctions). However, RBC Capital Markets Corporation, an affiliate of RBC Dain Rauscher Inc., the Acquired Funds' lead broker-dealer for their preferred securities, has acquired for its own account a substantial portion of the Acquired Funds' preferred securities in the auctions, and may ultimately come to own for its account all or substantially all of such preferred securities. For example, according to the Royal Bank of Canada's (the parent company of RBC Capital Markets Corporation) latest Schedule 13G filings, it owns 85.4%, 11.0%, 23.4%, 67.2% and 25.9% of the respective issued and outstanding preferred shares of Old RMR, RHR, RFR, RDR and RCR. If RBC Capital Markets Corporation had not been a purchaser of preferred securities in the Acquired Funds' auctions, the applicable auctions likely would have failed and holders of the Acquired Funds' preferred shares would not have been able to sell their preferred shares in the applicable auctions. There can be no assurance that RBC Capital Markets Corporation or any other affiliate of RBC Dain Rauscher Inc. would purchase Fund preferred shares in any future auction of Fund preferred securities or that the Funds, including New RMR, who will also retain RBC Dain Rauscher Inc. as lead broker-dealer for auctions of its preferred securities, will not have any auction for their preferred securities fail. If an auction of the Funds' preferred shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which the applicable Fund would otherwise pay as a result of a successful auction. In addition, if an auction fails, holders of the applicable Fund's preferred shares may not be able to sell their preferred shares in that auction. If auctions for the Funds' preferred shares fail, or if market conditions generally frustrate the Funds' ability to enhance investment results through the investment of capital attributable to their outstanding preferred shares, such factors may precipitate a change in the form and/or amount of investment leverage used by the Funds.

        If a holder of preferred shares places a hold order at an auction (an order to retain preferred shares) only at a specified rate, and that specified rate exceeds the rate set at the auction, such holder will not retain its preferred shares. Additionally, if a holder of New RMR preferred shares elects to buy or retain New RMR preferred shares without specifying a rate below which such holder would not wish to continue to hold those New RMR preferred shares, and the auction sets a rate below the current market rate, such holder may receive a lower rate of return on its New RMR preferred shares than the market rate. Finally, the rate period may be changed, subject to certain conditions and with notice to the holders of the New RMR preferred shares, which could also affect the liquidity of New RMR's preferred shares. Neither the broker-dealers that have entered into an agreement with the auction agent (the "Broker Dealers") nor New RMR are obligated to purchase New RMR preferred shares in an auction or otherwise, nor will Broker Dealers of New RMR be required to redeem New RMR preferred shares in the event of a failed auction. See "Additional Information About Preferred Shares of the Funds."

  Secondary Market Risk

        If a holder of the Funds' preferred shares or the preferred shares issued by New RMR in the Reorganizations attempts to sell those preferred shares other than in a successful auction, the preferred shareholder may be unable to sell all or any of those preferred shares or the price at which they may be sold may be materially less than the liquidation preference of $25,000 per preferred share plus accrued distributions. The value of income securities such as the Funds' preferred securities typically declines when interest rates rise and securities with longer maturities are often more affected than securities with short maturities. The Funds' preferred securities are perpetual securities and may decline in value materially if their auctions fail, although the decline is somewhat mitigated by the fact that the Funds' preferred securities require variable dividend yields after failed auctions which are generally higher than the yields the Funds have historically paid after successful auctions. Neither the auction agent for, nor any Broker Dealer who sells, the Funds' preferred shares are required to make a market in these shares; and, even if they begin to make such a market, they may discontinue doing so at anytime. Similarly, the Funds are not required to redeem their preferred securities when auctions fail or if a secondary market sale is unavailable to a preferred shareholder. The Funds' preferred shares are not listed on any stock exchange. Accordingly, holders of the Funds' preferred shares, including the New RMR preferred shares issued in the Reorganizations, may not be able to sell their shares for their liquidation value plus accrued distribution or for any price, if the auctions for such preferred shares fail.

  Ratings and Asset Coverage Risk

        In order to obtain ratings for the Funds' preferred shares, the Funds must satisfy certain asset coverage and diversification requirements. See "Additional Information About Preferred Shares of the Funds—Rating Agency Guidelines and Asset Coverage" for a more detailed description of the asset tests New RMR must meet. However, while New RMR has applied to receive ratings from Moody's and Fitch for the New RMR preferred shares to be issued in the Reorganizations, the receipt of any such ratings do not eliminate or mitigate the risks of investing in New RMR preferred shares. A rating agency could downgrade its rating or withdraw its rating of the Funds' preferred shares, which may make the Funds' preferred shares less liquid at an auction or in a secondary market. For example, Fitch recently downgraded the ratings of RHR, RFR, RDR and RCR preferred shares from "AAA" to "AA" and placed Old RMR's preferred shares on "Ratings Watch Negative." Likewise, Moody's has announced that it is reviewing the ratings of the Acquired Funds' preferred shares for a potential downgrade of their "Aaa" rating. These actions have been in response to the Funds' failure to maintain required asset coverage ratios, which have since been cured.

        In certain circumstances New RMR may not earn sufficient income from its investments to pay distributions on the New RMR preferred shares. The value of New RMR's investment portfolio may decline, reducing the asset coverage for the New RMR preferred shares. Additionally, New RMR may be forced to redeem New RMR preferred shares to meet regulatory requirements, rating agency requirements or requirements in its governing documents, or New RMR may voluntarily redeem New RMR preferred shares in certain circumstances. See "General Risks of Investing in New RMR—Fund Distributions." For example, as a result of recent market conditions, from November 2008 through January 2009, each of Old RMR, RHR, RFR, RDR and RCR redeemed 1,562, 1,029, 385, 772 and 373, respectively, of its issued and outstanding preferred shares with total liquidation preferences of $39,050,000, $25,725,000, $9,625,000, $19,300,000 and $9,325,000, respectively. Continuing market volatility could lead to further failures to maintain asset coverage ratios for Fund preferred shares, further redemptions of Fund preferred shares, and further downgrades of Fund preferred shares.

  Payment Restrictions

        New RMR's ability to declare and pay distributions on New RMR preferred shares and New RMR common shares is restricted by New RMR's governing documents and the 1940 Act unless, generally, New RMR continues to satisfy asset coverage requirements and in the case of common shares, unless all accumulated dividends on preferred shares have been paid. See "General Risks of Investing in New RMR—Fund Distributions," "Additional Information About Preferred Shares of the Funds—Rating Agency Guidelines and Asset Coverage," "Additional Information About Preferred Shares of the Funds—Distribution Restrictions" and "Additional Information About Common Shares of the Funds." The restrictions on New RMR's distributions might prevent New RMR from maintaining its qualification as a regulated investment company for United States federal income tax purposes. Although New RMR intends to redeem New RMR preferred shares if necessary to meet asset coverage requirements, as discussed above in "Ratings and Asset Coverage Risk" and "General Risks of Investing in New RMR—Fund Distributions," there can be no assurance that redemptions will allow New RMR to maintain its qualification as a regulated investment company under the Code.

Comparison of Risks of Investing in New RMR versus the Acquired Funds

        The common shareholders of the Acquired Funds other than Old RMR are subject to certain risks that are not applicable or will become less important if the Reorganizations are consummated. These include, for RHR, the specific risks associated with investing in hospitality securities, for RFR, the specific risks associated with investing in securities issued by financial services and insurance companies, for RDR the specific risks associated with investing a substantial majority of its assets in preferred securities and preferred securities issued by REITs and the general risks and lack of liquidity associated with investing in such preferred securities, and for RCR, the specific risks associated with RCR's investment strategy of capturing dividend payments through frequent trading of its investment securities and RCR's significant investments in other closed end management investment companies (i.e., "portfolio funds"). Since New RMR has the same investment objectives, policies and restrictions as Old RMR, the risks of investing in New RMR are the same as the risks of investing in Old RMR, except that (i) New RMR is a non-diversified fund and Old RMR is a diversified fund and (ii) Old RMR's investments in non-investment grade ratable securities are limited to 45% of its managed assets (measured at the time of investment) and New RMR is not limited in the amount of its managed assets that it may invest in non-investment grade ratable securities. Historically, the Acquired Funds, except for RCR, have held greater than 70% by value of their portfolio investments in REITs and other real estate companies, while RCR has invested at different times a large majority of its assets in either the common securities of REITs or portfolio funds. Common shareholders of New RMR are subject to the additional risks related to New RMR's fundamental policy (based on Old RMR's fundamental policy) of achieving its investment objective by investing in securities issued by real estate companies, as opposed to the Acquired Funds' (other than Old RMR) ability to achieve their investment objectives through combined investments in real estate companies, portfolio funds, other industries and through concentrating their investments, to a greater or lesser degree, in preferred securities, New RMR's status as a non-diversified management investment company, and New RMR's ability to invest in non-investment grade ratable securities without limit.

PROPOSALS 1(A) AND (B), 2(A) AND (B), 3(A) AND (B), 4(A) AND (B) AND 5(A) AND (B):
REORGANIZATIONS OF THE ACQUIRED FUNDS WITH NEW RMR

        The Reorganizations seek to combine six similar Funds to achieve certain economies of scale and other operational efficiencies. The Funds, other than New RMR and RCR, are registered diversified closed end management investment companies under the 1940 Act. New RMR and RCR are registered non-diversified closed end management investment companies under the 1940 Act. The investment objectives of all of the Funds are similar. Each of Old RMR, RHR and RDR seek, and New RMR will seek, to earn a high level of current income with a secondary objective of capital appreciation for holders of its common shares. RFR seeks to earn high total returns to its common shareholders through a combination of current income and capital appreciation. RCR seeks to earn and pay a high current dividend income to common shareholders by investing in real estate companies and "portfolio funds" (i.e., other closed end management investment companies) with a secondary objective of capital appreciation. Each Fund invests in real estate related securities, including REITs.

        Under normal market conditions, Old RMR invests at least 90% of its managed assets in income producing securities issued by real estate companies, including common shares, preferred shares and debt, at least 75% of its managed assets are invested in securities issued by REITs, and no more than 45% of its managed assets (measured at the time of investment) are invested in non-investment grade ratable debt or preferred shares. New RMR's investment objectives and policies are identical to Old RMR's, except that (i) Old RMR is a diversified fund and New RMR is a non-diversified fund and (ii) New RMR will not be limited in the amount of its managed assets that it may invest in non-investment grade ratable securities. The Board of New RMR has decided to depart from Old RMR's investment policies in these respects in light of the continuing turmoil in the financial markets and, in particular, in the real estate preferred sector of the market in which Old RMR and New RMR invest. New RMR's Board made this decision in order to give New RMR added operational flexibility in this challenging economic environment and does not intend to dramatically increase the amount of New RMR's managed assets invested in non-investment grade ratable securities relative to Old RMR's historic investment practices.

        Under normal market conditions: (i) RHR invests at least 90% of its managed assets in income producing securities issued by hospitality and real estate companies, at least 25% of its managed assets in securities issued by hospitality companies, at least 25% of its managed assets in securities issued by real estate companies, including REITs, and no more than 45% of its managed assets (measured at the time of investment) are invested in non-investment grade ratable debt or preferred shares; (ii) RFR invests at least 80% of its managed assets in securities issued by F.I.R.E. companies ("F.I.R.E." is a commonly used acronym for the combined financial services, insurance, and real estate industries); (iii) RDR invests at least 80% of its managed assets in preferred securities and at least 50% of its managed assets in preferred securities issued by REITs; and (iv) RCR invests at least 80% of its managed assets in common securities of domestic REITs and portfolio funds that pay regular dividends. RCR also seeks to maximize its amount of distributable dividend income by using a "dividend capture" trading strategy which involves selling a stock on or shortly after the stock's ex-dividend date and using the sales proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold.

Holdings by Value as of December 31, 2008

Type of Securities	Old RMR	RHR	RFR	RDR	RCR	New RMR Pro Forma
Common Shares of REITs	50%	10%	4%	1%	47%	35%
Preferred Shares of REITs	40%	65%	68%	77%	—	47%
Portfolio Funds	1%	—	—	—	34%	3%
Other	7%	13%	16%	11%	—	8%
Cash and Cash Equivalents	2%	12%	12%	11%	19%	7%

TOTAL	100%	100%	100%	100%	100%	100%

        As of December 31, 2008, each Acquired Fund (other than Old RMR) held at least 47% by value of its total portfolio holdings in securities issued by REITs, and Old RMR held 90% by value of its investments in REITs. The Funds each share the same Board, Advisor and portfolio managers, except that Mr. Gerard M. Martin, a Trustee of the Acquired Funds, will be replaced by Mr. Adam D. Portnoy on the Board of New RMR. Each Fund, other than RCR, pays an advisory fee of 0.85% (before fee waivers) of average daily managed assets to the Advisor. RCR pays an advisory fee of 1.00% of average daily managed assets to the Advisor. A Fund's average daily managed assets includes assets attributable to the Fund's preferred shares. See "Expenses of the Funds—The Funds' Expenses."

        In each Reorganization with an Acquired Fund, New RMR will acquire all of the assets of the Acquired Fund and assume all of the liabilities of the Acquired Fund and New RMR will issue New RMR common shares and New RMR preferred shares to the Acquired Funds. The Acquired Fund will distribute New RMR common shares to common shareholders of the Acquired Fund and the New RMR preferred shares to preferred shareholders of the Acquired Fund and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The aggregate NAV of New RMR common shares received by an Acquired Fund in the Reorganizations will equal the aggregate NAV of that Acquired Funds' common shares outstanding on the Valuation Date(s) of the Reorganizations, after giving effect to the share of the costs of the Reorganization borne by the applicable Acquired Fund. The aggregate liquidation preference of New RMR preferred shares received by each Acquired Fund in the Reorganizations will equal the aggregate liquidation preference of that Acquired Fund's preferred shares outstanding immediately prior to each Reorganization. The auction dates, rate period and dividend payment dates of an Acquired Fund's preferred shares and the New RMR preferred shares received in the Reorganization in exchange for such Acquired Fund's preferred shares will be the same.

        New RMR is a newly organized entity with no operating history, formed specifically for the purpose of effectuating the Reorganizations with the Acquired Funds. New RMR will acquire substantially all of its assets, and issue substantially all of its common shares and preferred shares, in the Reorganizations and will commence operations after consummation of the first Reorganization. New RMR is organized as a Delaware statutory trust and each Acquired Fund is organized as a Massachusetts business trust. Though similarities exist between the governing documents of New RMR and the Acquired Funds, many provisions contained in New RMR's governing documents are different than those contained, if at all, in the governing documents of the Acquired Funds. See Appendix 1 to this Joint Proxy Statement/Prospectus, which is entitled "A Comparison of Governing Documents and State Law." If each Reorganization is consummated, the result will be a New RMR whose assets and liabilities consist of the combined assets and liabilities of the Acquired Funds. Following the Reorganizations, Old RMR will be the surviving fund for accounting purposes and for purposes of presenting investment performance history. It is a condition to the consummation of each of RHR's, RFR's, RDR's and RCR's respective Reorganizations with New RMR that Old RMR's shareholders approve Old RMR's Reorganization with New RMR and that Old RMR's Reorganization with New RMR be consummated.

        Each Acquired Fund Board, based upon its evaluation of all relevant information, anticipates that the Reorganization of its Acquired Fund will offer that Acquired Fund's respective shareholders potential benefits. In particular, the Board of each Acquired Fund believes that certain administrative costs of the combined Acquired Funds should be less than the aggregate of those costs for the Acquired Funds if they remained on a standalone basis, that the reorganized New RMR resulting from the Reorganizations will have a larger asset base than any of the Funds has currently and that certain fixed administrative costs, such as costs of printing shareholders reports, legal expenses, audit fees, mailing costs and other expenses, will be reduced and spread across this larger asset base; although the magnitude of the benefit for holders of each respective Acquired Fund's common shares will be different, it is expected that each of the Acquired Funds should realize some benefit. Each Acquired Fund Board believes that the expense ratios for the reorganized New RMR, after the Reorganizations, should prospectively either be lower than or substantially similar to the expense ratios its Acquired Fund would incur if that Acquired Fund does not participate in the Reorganizations. See "Expenses of the Funds—The Funds' Expenses."

Proposal 1(a)

        In the Reorganization of Old RMR with New RMR, common shareholders of Old RMR will receive New RMR common shares in exchange for their Old RMR common shares. The aggregate NAV of the New RMR common shares received will be equal to the aggregate NAV of the Old RMR common shares outstanding on the Valuation Date for the Reorganization, after giving effect to the share of the costs of the Reorganization borne by Old RMR. New RMR will similarly issue common shares to each of the other Acquired Funds whose shareholders approve their respective Reorganizations.

        Old RMR's Board believes that, prospectively, the expense ratios for the reorganized New RMR should be substantially similar after the Reorganizations to the expense ratios for Old RMR if the Reorganizations did not occur. See "Expenses of the Funds—The Funds' Expenses." Though Old RMR's Board does not believe that Old RMR's participation in the Reorganizations will have a substantial effect on its expense ratios, Old RMR's Board believes that the Reorganizations are in the best interests of Old RMR's shareholders because of other potential offsetting benefits of the Reorganizations for Old RMR's shareholders. These potential benefits generally stem from the substantially larger asset base New RMR will have after the Reorganizations relative to Old RMR's current asset base and include, for example, the potential for economies of scale and enhanced market liquidity for New RMR common shares discussed elsewhere in this Joint Proxy Statement/Prospectus. See "Summary—Background and Reasons for the Proposed Reorganizations" and "Board Considerations".

        Old RMR pays a management fee to the Advisor at an annual rate of 0.85% of the Fund's average managed assets. The Advisor contractually agreed to waive a portion of its management fee equal to 0.25% of the average managed assets of Old RMR until December 18, 2008. As such, Old RMR's contractual fee waiver has expired. Following Old RMR's Reorganization with New RMR, the Advisor will provide investment advisory services to New RMR pursuant to the terms and conditions of an investment advisory agreement between New RMR and the Advisor. The terms of the investment advisory agreement between New RMR and the Advisor are substantively the same as the terms of the existing investment advisory agreement between Old RMR and the Advisor. However, since Old RMR's contractual fee waiver expired on December 18, 2008, the investment advisory agreement between New RMR and the Advisor does not contain a contractual fee waiver.

        As a result of the Reorganization of Old RMR with New RMR, common shareholders and preferred shareholders of Old RMR, which is currently organized as a Massachusetts business trust, will become common shareholders and preferred shareholders, respectively, of New RMR, which is organized as a Delaware statutory trust, and cease to be common shareholders and preferred shareholders, respectively, of Old RMR. Old RMR's Board believes that a fund organized as a Delaware statutory trust offers advantages over a fund organized as a Massachusetts business trust, including limiting by statute the personal liability of shareholders, the ability to simplify operations by reducing administrative burdens and a well established body of business entity law. See Appendix 1 to this Joint Proxy Statement/Prospectus, which is entitled "A Comparison of Governing Documents and State Law."

        Though similarities exist between the governing documents of New RMR and Old RMR, many provisions contained in New RMR's governing documents are different than those contained, if at all, in the governing documents of Old RMR. These differences include, for example, provisions relating to shareholder voting rights and standards, what constitutes a quorum at a meeting of shareholders, required qualifications needed for an individual to serve as a Trustee, the election of Trustees and the voting standard required for such election, the ability of Trustees to remove, with or without cause, other Trustees, the procedures and requirements relating to a shareholder's ability to bring a derivative suit against New RMR, if demanded by any applicable party, arbitration of any claim brought by or on behalf of a shareholder of New RMR against New RMR, its Trustees, officers, investment adviser (including the Advisor or its successor), agents and employees, including derivative claims and class actions, the ability of shareholders to propose nominees for election as Trustees and propose other business before a meeting of shareholders of New RMR, the ability of the chairperson of a meeting of shareholders of New RMR to organize, control and adjourn meetings of shareholders, and the regulatory disclosure and compliance requirements required to be adhered to by shareholders. See Appendix 1 to this Joint Proxy Statement/Prospectus, which is entitled "A Comparison of Governing Documents and State Law."

        New RMR's investment objectives and policies are identical to Old RMR's, except that (i) Old RMR is a diversified fund and New RMR is a non-diversified fund and (ii) Old RMR's investments in non-investment grade ratable securities are limited to 45% of its managed assets (measured at the time of investment) and New RMR will not be limited in the amount of its managed assets that it may invest in non-investment grade ratable securities. The Board of New RMR has decided to depart from Old RMR's investment policies in these respects in light of the continuing turmoil in the financial markets and, in particular, in the real estate preferred sector of the market in which Old RMR and New RMR invest. New RMR's Board made this decision in order to give New RMR added operational flexibility in this challenging economic environment and does not intend to dramatically increase the amount of New RMR's managed assets invested in non-investment grade ratable securities relative to Old RMR's historic investment practices.

        The Reorganization of Old RMR with New RMR is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Code so that no gain or loss for United States federal income tax purposes will be recognized by Old RMR or its common shareholders or preferred shareholders as a result of the Reorganization.

        In order for the Reorganization of Old RMR with New RMR to take place, the common shareholders and preferred shareholders of Old RMR, voting together as a single class, must approve the proposed Agreement and Plan of Reorganization and related Reorganization between Old RMR and New RMR. Shareholder approval of Old RMR's proposed Agreement and Plan of Reorganization and related Reorganization requires the affirmative vote of a "majority of the outstanding" (as defined in 1940 Act) common shares and preferred shares of Old RMR, voting together as a single class. "Majority of the outstanding" common shares and preferred shares of Old RMR, as defined pursuant to the 1940 Act, means the lesser of (i) 67% or more of Old RMR's common shares and preferred shares, together as a single class, present at a meeting of Old RMR's shareholders, if the holders of more than 50% of Old RMR's outstanding common shares and preferred shares are present or represented by proxy, or (ii) more than 50% of Old RMR's outstanding common shares and preferred shares, together as a single class.

        The Board of Old RMR recommends that you vote FOR Old RMR's proposed Agreement and Plan of Reorganization and related Reorganization.

Proposal 1(b)

        In the Reorganization of Old RMR with New RMR, preferred shareholders of Old RMR will receive New RMR preferred shares in exchange for their Old RMR preferred shares. The aggregate liquidation preference of New RMR preferred shares received in the Reorganization will equal the aggregate liquidation preference of Old RMR preferred shares outstanding immediately prior to the Reorganization. The auction dates, rate period and dividend payment dates of the Old RMR preferred shares and the New RMR preferred shares received in the Reorganization in exchange for such Old RMR preferred shares will be the same. The Board of Old RMR, including all the Trustees of Old RMR's Board who are not "interested persons" of Old RMR (as defined in the 1940 Act), have determined that the Reorganization will not be harmful to Old RMR preferred shareholders and may be beneficial to Old RMR preferred shareholders. The benefits from the Reorganization to Old RMR preferred shareholders include the fact that the expense savings realized in the Reorganization may make the preferred dividend more secure. Also, the larger asset base of the reorganized New RMR may make the value of the assets which underlie the New RMR preferred shares less volatile and more stable than the assets which support the currently outstanding Old RMR preferred securities. None of the expenses of the Reorganizations will be borne by preferred shareholders of Old RMR. The liquidation preference for each series of New RMR preferred shares outstanding upon consummation of the Reorganizations will rank pari passu with each other.

        In order for the Reorganization of Old RMR with New RMR to take place, the preferred shareholders of Old RMR, voting as a separate class, must approve the proposed Agreement and Plan of Reorganization and related Reorganization between Old RMR and New RMR. Preferred shareholder approval of Old RMR's proposed Agreement and Plan of Reorganization and related Reorganization requires the affirmative vote of a majority of the outstanding preferred shares of Old RMR, voting as a separate class. This means that more than 50% of Old RMR's outstanding preferred shares must vote in favor of Old RMR's proposed Agreement and Plan of Reorganization and related Reorganization with New RMR.

        The Board of Old RMR recommends that you vote FOR Old RMR's proposed Agreement and Plan of Reorganization and related Reorganization.

Proposal 2(a)

        In the Reorganization of RHR with New RMR, common shareholders of RHR will receive New RMR common shares in exchange for their RHR common shares. The aggregate NAV of the New RMR common shares received will be equal to the aggregate NAV of the RHR common shares outstanding on the Valuation Date for the Reorganization, after giving effect to the share of the costs of the Reorganization borne by RHR. New RMR will similarly issue common shares to each of the other Acquired Funds whose shareholders approve their respective Reorganizations. It is a condition to the consummation of RHR's Reorganization with New RMR that Old RMR's shareholders approve Old RMR's Reorganization with New RMR and that Old RMR's Reorganization with New RMR be consummated.

        RHR's Board believes that the expense ratios for the reorganized New RMR should prospectively be lower and that RHR's common shares may have greater liquidity after the Reorganizations than the expense ratios and trading liquidity RHR and RHR's common shares would have if RHR does not participate in the Reorganizations. See "Expenses of the Funds—The Funds' Expenses."

        While each of the Funds has a focus on current income, as a result of the Reorganization of RHR with New RMR, RHR shareholders may lose the benefit from investments in hospitality securities, or the impact of such investments may be diluted. See "Comparison of Funds: Investment Objectives and Policies." However, RHR's Board believes that there are offsetting benefits that may result from the Reorganization, including the potential for economies of scale and enhanced market liquidity for RHR common shares, as further discussed elsewhere in this Joint Proxy Statement/Prospectus.

        Each of Old RMR and RHR pays a management fee to the Advisor at an annual rate of 0.85% of the Fund's average managed assets. The Advisor contractually agreed to waive a portion of its management fee equal to 0.25% of the average managed assets of each Fund until December 18, 2008, in the case of Old RMR, and until April 27, 2009, in the case of RHR. As such, Old RMR's contractual fee waiver has expired and RHR's contractual fee waiver will expire prior to the anticipated closing date of RHR's Reorganization with New RMR. Following RHR's Reorganization with New RMR, the Advisor will provide investment advisory services to New RMR pursuant to the terms and conditions of an investment advisory agreement between New RMR and the Advisor. The terms of the investment advisory agreement between New RMR and the Advisor are substantively the same as the terms of the existing investment advisory agreement between Old RMR and the Advisor. However, since Old RMR's contractual fee waiver expired on December 18, 2008, the investment advisory agreement between New RMR and the Advisor does not contain a contractual fee waiver.

        As a result of the Reorganization of RHR with New RMR, common shareholders and preferred shareholders of RHR, which is currently organized as a Massachusetts business trust, will become common shareholders and preferred shareholders, respectively, of New RMR, which is organized as a Delaware statutory trust, and cease to be common shareholders and preferred shareholders, respectively, of RHR. The RHR Board believes that a fund organized as a Delaware statutory trust offers advantages over a fund organized as a Massachusetts business trust, including limiting by statute the personal liability of shareholders, the ability to simplify operations by reducing administrative burdens and a well established body of business entity law. Additionally, though similarities exist between the governing documents of New RMR and RHR, many provisions contained in New RMR's governing documents are different than those contained, if at all, in the governing documents of RHR. These differences include, for example, provisions relating to shareholder voting rights and standards, what constitutes a quorum at a meeting of shareholders, required qualifications needed for an individual to serve as a Trustee, the election of Trustees and the voting standard required for such election, the ability of shareholders to propose nominees for election as Trustees and propose other business before a meeting of shareholders of New RMR, the ability of Trustees to remove, with or without cause, other Trustees, the procedures and requirements relating to a shareholder's ability to bring a derivative suit against New RMR, if demanded by any applicable party, arbitration of any claim brought by or on behalf of a shareholder of New RMR against New RMR, its Trustees, officers, investment adviser (including the Advisor or its successor), agents and employees, including derivative claims and class actions, the ability of the chairperson of a meeting of shareholders of New RMR to organize, control and adjourn meetings of shareholders, and the regulatory disclosure and compliance requirements required to be adhered to by shareholders. See Appendix 1 to this Joint Proxy Statement/Prospectus, which is entitled "A Comparison of Governing Documents and State Law."

        This Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Code. If RHR's Reorganization with New RMR so qualifies, in general, no gain or loss for United States federal income tax purposes will be recognized by RHR or its common shareholders or preferred shareholders as a result of the Reorganization.

        In order for the Reorganization of RHR with New RMR to take place, the common shareholders and preferred shareholders of RHR, voting together as a single class, must approve the proposed Agreement and Plan of Reorganization and related Reorganization between RHR and New RMR. Shareholder approval of RHR' s proposed Agreement and Plan of Reorganization and related Reorganization requires the affirmative vote of a "majority of the outstanding" (as defined in 1940 Act) common shares and preferred shares of RHR, voting together as a single class. "Majority of the outstanding" common shares and preferred shares of RHR, as defined pursuant to the 1940 Act, means the lesser of (i) 67% or more of RHR's common shares and preferred shares, together as a single class, present at a meeting of RHR's shareholders, if the holders of more than 50% of RHR's outstanding common shares and preferred shares are present or represented by proxy, or (ii) more than 50% of RHR's outstanding common shares and preferred shares, together as a single class.

        The Board of RHR recommends that you vote FOR RHR's proposed Agreement and Plan of Reorganization and related Reorganization.

Proposal 2(b)

        In the Reorganization of RHR with New RMR, preferred shareholders of RHR will receive New RMR preferred shares in exchange for their RHR preferred shares. The aggregate liquidation preference of New RMR preferred shares received in the Reorganization will equal the aggregate liquidation preference of RHR preferred shares outstanding immediately prior to the Reorganization. The auction dates, rate period and dividend payment dates of the RHR preferred shares and the New RMR preferred shares received in the Reorganization in exchange for such RHR preferred shares will be the same. The Board of RHR, including all the Trustees of RHR's Board who are not "interested persons" of RHR (as defined in the 1940 Act), have determined that the Reorganization will not be harmful to RHR preferred shareholders and may be beneficial to RHR preferred shareholders. The benefits from the Reorganization to RHR preferred shareholders include the fact that the expense savings realized in the Reorganization may make the preferred dividend more secure. Also, the larger asset base of the reorganized New RMR may make the value of the assets which underlie the New RMR preferred shares less volatile and more stable than the assets which support the currently outstanding RHR preferred securities. None of the expenses of the Reorganizations will be borne by preferred shareholders of RHR. The liquidation preference for each series of New RMR preferred shares outstanding upon consummation of the Reorganizations will rank pari passu with each other.

        In order for the Reorganization of RHR with New RMR to take place, the preferred shareholders of RHR, voting as a separate class, must approve the proposed Agreement and Plan of Reorganization and related Reorganization between RHR and New RMR. Preferred shareholder approval of RHR's proposed Agreement and Plan of Reorganization and related Reorganization requires the affirmative vote of a majority of the outstanding preferred shares of RHR, voting as a separate class. This means that more than 50% of RHR's outstanding preferred shares must vote in favor of RHR's proposed Agreement and Plan of Reorganization and related Reorganization with New RMR.

        The Board of RHR recommends that you vote FOR RHR's proposed Agreement and Plan of Reorganization and related Reorganization.

Proposal 3(a)

        In the Reorganization of RFR with New RMR, common shareholders of RFR will receive New RMR common shares in exchange for their RFR common shares. The aggregate NAV of the New RMR common shares received will be equal to the aggregate NAV of the RFR common shares outstanding on the Valuation Date for the Reorganization, after giving effect to the share of the costs of the Reorganization borne by RFR. New RMR will similarly issue common shares to each of the other Acquired Funds whose shareholders approve their respective Reorganizations. It is a condition to the consummation of RFR's Reorganization with New RMR that Old RMR's shareholders approve Old RMR's Reorganization with New RMR and that Old RMR's Reorganization with New RMR be consummated.

        RFR's Board believes that the expense ratios for the reorganized New RMR should prospectively be lower and that RFR's common shares may have greater liquidity after the Reorganizations than the expense ratios and trading liquidity RFR and RFR's common shares would have if RFR does not participate in the Reorganizations. See "Expenses of the Funds—The Funds' Expenses."

        While each of the Funds has a focus on current income, as a result of the Reorganization of RFR with New RMR, RFR shareholders may lose the benefit from investments in financial services and insurance company securities, or the impact of such investments may be diluted. See "Comparison of Funds: Investment Objectives and Policies." However, RFR's Board believes that there are offsetting benefits that may result from the Reorganization, including the potential for economies of scale and enhanced market liquidity for RFR common shares, as further discussed elsewhere in this Joint Proxy Statement/Prospectus.

        New RMR and RFR have the same contractual management fee but different fee waiver arrangements with respect to management fees. With respect to RFR, the Advisor has contractually agreed to waive fees equal to an annual percentage of 0.25% of average managed assets until November 22, 2009. Following RFR's Reorganization with New RMR, the Advisor will provide investment advisory services to New RMR pursuant to the terms and conditions of an investment advisory agreement between New RMR and the Advisor. The terms of the investment advisory agreement between New RMR and the Advisor are substantively the same as the terms of the existing investment advisory agreement between Old RMR and the Advisor. However, since Old RMR's contractual fee waiver expired on December 18, 2008, the investment advisory agreement between New RMR and the Advisor does not contain a contractual fee waiver. In order to compensate RFR's shareholders for the elimination of its fee waiver, which would occur as a result of RFR's Reorganization with New RMR, the Advisor has agreed to make a cash payment to RFR pursuant to a Payment Agreement entered into between the Advisor and RFR (the "RFR Payment Agreement"). The following is a general description of the material terms included in that RFR Payment Agreement. This summary and any other description of the terms of the RFR Payment Agreement contained in this Joint Proxy Statement/Prospectus are qualified in their entirety by the Form of Payment Agreement attached as Appendix D to the SAI and incorporated by reference herein.

        The Advisor will make this compensatory payment to RFR immediately prior to the consummation of RFR's Reorganization with New RMR. The amount of the payment will take into account (i) the amount of RFR's managed assets as of the Valuation Date for RFR's Reorganization with New RMR, (ii) the number of days by which RFR's fee waiver expiration date of November 22, 2009 exceeds the closing date of RFR's Reorganization with New RMR and (iii) an appropriate discount factor which takes into account the time value of money. Subject to applicable legal and tax requirements, RFR will either retain some or all of this payment or distribute some or all of this amount to its shareholders immediately prior to the consummation of its Reorganization with New RMR. The respective amount retained by RFR or to be paid to RFR shareholders will be determined by the RFR Board after consultation with its tax and legal advisors. To the extent RFR retains any of the cash payment, the amount retained will be included as part of RFR's net assets attributable to common shares for purposes of determining the number of New RMR common shares to be issued to RFR in connection with the Reorganization. The compensatory payments were the subject of negotiation between the Advisor and RFR's Board, and the compensatory payment formula has been unanimously approved by RFR's Board, including all the Trustees who are not "interested persons" of RFR (as defined in the 1940 Act). Based on RFR's managed assets as of December 31, 2008, an assumed closing date of June 1, 2009 for RFR's Reorganization with New RMR, and an applied discount factor of 7%, the Advisor would make a compensatory payment of $4,824 to RFR. See "Form of Payment Agreement", attached as Appendix D to the SAI. The actual amount of this compensatory payment will change based on the actual closing date of RFR's Reorganization with New RMR, the actual value of RFR's managed assets on the Valuation Date and the actual applied discount factor.

        As a result of the Reorganization of RFR with New RMR, common shareholders and preferred shareholders of RFR, which is currently organized as a Massachusetts business trust, will become common shareholders and preferred shareholders, respectively, of New RMR, which is organized as a Delaware statutory trust, and cease to be common shareholders and preferred shareholders, respectively, of RFR. The RFR Board believes that a fund organized as a Delaware statutory trust offers advantages over a fund organized as a Massachusetts business trust, including limiting by statute the personal liability of shareholders, the ability to simplify operations by reducing administrative burdens and a well established body of business entity law. Additionally, though similarities exist between the governing documents of New RMR and RFR, many provisions contained in New RMR's governing documents are different than those contained, if at all, in the governing documents of RFR. These differences include, for example, provisions relating to shareholder voting rights and standards, what constitutes a quorum at a meeting of shareholders, required qualifications needed for an individual to serve as a Trustee, the election of Trustees and the voting standard required for such election, the ability of Trustees to remove, with or without cause, other Trustees, the procedures and requirements relating to a shareholder's ability to bring a derivative suit against New RMR, if demanded by any applicable party, arbitration of any claim brought by or on behalf of a shareholder of

New RMR against New RMR, its Trustees, officers, investment adviser (including the Advisor or its successor), agents and employees, including derivative claims and class actions, the ability of shareholders to propose nominees for election as Trustees and propose other business before a meeting of shareholders of New RMR, the ability of the chairperson of a meeting of shareholders of New RMR to organize, control and adjourn meetings of shareholders, and the regulatory disclosure and compliance requirements required to be adhered to by shareholders. See Appendix 1 to this Joint Proxy Statement/Prospectus, which is entitled "A Comparison of Governing Documents and State Law."

        This Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Code. If RFR's Reorganization with New RMR so qualifies, in general, no gain or loss for United States federal income tax purposes will be recognized by RFR or its common shareholders or preferred shareholders as a result of the Reorganization.

        In order for the Reorganization of RFR with New RMR to take place, the common shareholders and preferred shareholders of RFR, voting together as a single class, must approve the proposed Agreement and Plan of Reorganization and related Reorganization between RFR and New RMR. Shareholder approval of RFR's proposed Agreement and Plan of Reorganization and related Reorganization requires the affirmative vote of a "majority of the outstanding" (as defined in 1940 Act) common shares and preferred shares of RFR, voting together as a single class. "Majority of the outstanding" common shares and preferred shares of RFR, as defined pursuant to the 1940 Act, means the lesser of (i) 67% or more of RFR's common shares and preferred shares, together as a single class, present at a meeting of RFR's shareholders, if the holders of more than 50% of RFR's outstanding common shares and preferred shares are present or represented by proxy, or (ii) more than 50% of RFR's outstanding common shares and preferred shares, together as a single class.

        The Board of RFR recommends that you vote FOR RFR's proposed Agreement and Plan of Reorganization and related Reorganization.

Proposal 3(b)

        In the Reorganization of RFR with New RMR, preferred shareholders of RFR will receive New RMR preferred shares in exchange for their RFR preferred shares. The aggregate liquidation preference of New RMR preferred shares received in the Reorganization will equal the aggregate liquidation preference of RFR preferred shares outstanding immediately prior to the Reorganization. The auction dates, rate period and dividend payment dates of the RFR preferred shares and the New RMR preferred shares received in the Reorganization in exchange for such RFR preferred shares will be the same. The Board of RFR, including all the Trustees of RFR's Board who are not "interested persons" of RFR (as defined in the 1940 Act), have determined that the Reorganization will not be harmful to RFR preferred shareholders and may be beneficial to RFR preferred shareholders. The benefits from the Reorganization to RFR preferred shareholders include the fact that the expense savings realized in the Reorganization may make the preferred dividend more secure. Also, the larger asset base of the reorganized New RMR may make the value of the assets which underlie the New RMR preferred shares less volatile and more stable than the assets which support the currently outstanding RFR preferred securities. None of the expenses of the Reorganizations will be borne by preferred shareholders of RFR. The liquidation preference for each series of New RMR preferred shares outstanding upon consummation of the Reorganizations will rank pari passu with each other.

        In order for the Reorganization of RFR with New RMR to take place, the preferred shareholders of RFR, voting as a separate class, must approve the proposed Agreement and Plan of Reorganization and related Reorganization between RFR and New RMR. Preferred shareholder approval of RFR's proposed Agreement and Plan of Reorganization and related Reorganization requires the affirmative vote of a majority of the outstanding preferred shares of RFR, voting as a separate class. This means that more than 50% of RFR's outstanding preferred shares must vote in favor of RFR's proposed Agreement and Plan of Reorganization and related Reorganization with New RMR.

        The Board of RFR recommends that you vote FOR RFR's proposed Agreement and Plan of Reorganization and related Reorganization.

Proposal 4(a)

        In the Reorganization of RDR with New RMR, common shareholders of RDR will receive New RMR common shares in exchange for their RDR common shares. The aggregate NAV of the New RMR common shares received will be equal to the aggregate NAV of the RDR common shares outstanding on the Valuation Date for the Reorganization, after giving effect to the share of the costs of the Reorganization borne by RDR. New RMR will similarly issue common shares to each of the other Acquired Funds whose shareholders approve their respective Reorganizations. It is a condition to the consummation of RDR's Reorganization with New RMR that Old RMR's shareholders approve Old RMR's Reorganization with New RMR and that Old RMR's Reorganization with New RMR be consummated.

        RDR's Board believes that the expense ratios for the reorganized New RMR should prospectively be lower and that RDR's common shares may have greater liquidity after the Reorganizations than the expense ratios and trading liquidity RDR and RDR's common shares would have if RDR does not participate in the Reorganizations. See "Expenses of the Funds—The Funds' Expenses."

        While each of the Funds has a focus on current income, as a result of the Reorganization of RDR with New RMR, RDR shareholders may lose the benefits associated with a fund that invests a substantial majority of its assets in preferred securities, or the impact of such investments may be diluted. See "Comparison of Funds: Investment Objectives and Policies." However, RDR's Board believes that there are offsetting benefits that may result from the Reorganization, including the potential for economies of scale and enhanced market liquidity for RDR common shares, as further discussed elsewhere in this Joint Proxy Statement/Prospectus.

        Each of Old RMR and RDR pays a management fee to the Advisor at an annual rate of 0.85% of the Fund's average managed assets. The Advisor contractually agreed to waive a portion of its management fee equal to 0.25% of the average managed assets of Old RMR until December 18, 2008 and 0.55% of the average managed assets of RDR until May 24, 2010. As such, Old RMR's contractual fee waiver has expired. Following RDR's Reorganization with New RMR, the Advisor will provide investment advisory services to New RMR pursuant to the terms and conditions of an investment advisory agreement between New RMR and the Advisor. The terms of the investment advisory agreement between New RMR and the Advisor are substantively the same as the terms of the existing investment advisory agreement between Old RMR and the Advisor. However, since Old RMR's contractual fee waiver expired on December 18, 2008, the investment advisory agreement between New RMR and the Advisor does not contain a contractual fee waiver. In order to compensate RDR's shareholders for the elimination of its fee waiver, which would occur as a result of RDR's Reorganization with New RMR, the Advisor has agreed to make a cash payment to RDR pursuant to a Payment Agreement entered into between the Advisor and RDR (the "RDR Payment Agreement"). The following is a general description of the material terms included in that RDR Payment Agreement. This summary and any other description of the terms of the RDR Payment Agreement contained in this Joint Proxy Statement/Prospectus are qualified in their entirety by the Form of Payment Agreement attached as Appendix D to the SAI and incorporated by reference herein.

        The Advisor will make this compensatory payment to RDR immediately prior to the consummation of RDR's Reorganization with New RMR. The amount of the payment will take into account (i) the amount of RDR's managed assets as of the Valuation Date for RDR's Reorganization with New RMR, (ii) the number of days by which RDR's fee waiver expiration date of May 24, 2010 exceeds the closing date of RDR's Reorganization with New RMR and (iii) an appropriate discount factor which takes into account the time value of money. Subject to applicable legal and tax requirements, RDR will either retain some or all of this payment or distribute some or all of this amount to its shareholders immediately prior to the consummation of its Reorganization with New RMR. The respective amount retained by RDR or to be paid to RDR shareholders will be determined by the RDR Board after consultation with its tax and legal advisors. To the extent RDR retains any of the cash payment, the amount retained will be included as part of RDR's net assets attributable to common shares for purposes of determining the number of New RMR common shares to be issued to RDR in connection with the Reorganization. The compensatory payments were the subject of negotiation between the Advisor and RDR's Board, and the compensatory payment formula has been unanimously approved by RDR's Board, including all the Trustees who are not "interested persons" of RDR (as defined in the 1940 Act). Based on RDR's managed assets as of December 31, 2008, an assumed closing date of June 1, 2009 for RDR's Reorganization with New RMR, and an applied discount factor of 7%, the Advisor would make a compensatory payment of $30,264 to RDR. See "Form of Payment Agreement," attached as Appendix D to the SAI. The actual amount of this compensatory payment will change based on the actual closing date of RDR's Reorganization with New RMR, the actual value of RDR's managed assets on the Valuation Date and the actual applied discount factor.

        As a result of the Reorganization of RDR with New RMR, common shareholders and preferred shareholders of RDR, which is currently organized as a Massachusetts business trust, will become common shareholders and preferred shareholders, respectively, of New RMR, which is organized as a Delaware statutory trust, and cease to be common shareholders and preferred shareholders, respectively, of RDR. The RDR Board believes that a fund organized as a Delaware statutory trust offers advantages over a fund organized as a Massachusetts business trust, including limiting by statute the personal liability of shareholders, the ability to simplify operations by reducing administrative burdens and a well established body of business entity law. Additionally, though similarities exist between the governing documents of New RMR and RDR, many provisions contained in New RMR's governing documents are different than those contained, if at all, in the governing documents of RDR. These differences include, for example, provisions relating to shareholder voting rights and standards, what constitutes a quorum at a meeting of shareholders, required qualifications needed for an individual to serve as a Trustee, the election of Trustees and the voting standard required for such election, the ability of Trustees to remove, with or without cause, other Trustees, the procedures and requirements relating to a shareholder's ability to bring a derivative suit against New RMR, if demanded by any applicable party, arbitration of any claim brought by or on behalf of a shareholder of New RMR against New RMR, its Trustees, officers, investment adviser (including the Advisor or its successor), agents and employees, including derivative claims and class actions, the ability of shareholders to propose nominees for election as Trustees and propose other business before a meeting of shareholders of New RMR, the ability of the chairperson of a meeting of shareholders of New RMR to organize, control and adjourn meetings of shareholders, and the regulatory disclosure and compliance requirements required to be adhered to by shareholders. See Appendix 1 to this Joint Proxy Statement/Prospectus, which is entitled "A Comparison of Governing Documents and State Law."

        This Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Code. If RDR's Reorganization with New RMR so qualifies, in general, no gain or loss for United States federal income tax purposes will be recognized by RDR or its common shareholders or preferred shareholders as a result of the Reorganization.

        In order for the Reorganization of RDR with New RMR to take place, the common shareholders and preferred shareholders of RDR, voting together as a single class, must approve the proposed Agreement and Plan of Reorganization and related Reorganization between RDR and New RMR. Shareholder approval of RDR's proposed Agreement and Plan of Reorganization and related

Reorganization requires the affirmative vote of a "majority of the outstanding" (as defined in 1940 Act) common shares and preferred shares of RDR, voting together as a single class. "Majority of the outstanding" common shares and preferred shares of RDR, as defined pursuant to the 1940 Act, means the lesser of (i) 67% or more of RDR's common shares and preferred shares, together as a single class, present at a meeting of RDR's shareholders, if the holders of more than 50% of RDR's outstanding common shares and preferred shares are present or represented by proxy, or (ii) more than 50% of RDR's outstanding common shares and preferred shares, together as a single class.

        The Board of RDR recommends that you vote FOR RDR's proposed Agreement and Plan of Reorganization and related Reorganization.

Proposal 4(b)

        In the Reorganization of RDR with New RMR, preferred shareholders of RDR will receive New RMR preferred shares in exchange for their RDR preferred shares. The aggregate liquidation preference of New RMR preferred shares received in the Reorganization will equal the aggregate liquidation preference of RDR preferred shares outstanding immediately prior to the Reorganization. The auction dates, rate period and dividend payment dates of the RDR preferred shares and the New RMR preferred shares received in the Reorganization in exchange for such RDR preferred shares will be the same. The Board of RDR, including all the Trustees of RDR's Board who are not "interested persons" of RDR (as defined in the 1940 Act), have determined that the Reorganization will not be harmful to RDR preferred shareholders and may be beneficial to RDR preferred shareholders. The benefits from the Reorganization to RDR preferred shareholders include the fact that the expense savings realized in the Reorganization may make the preferred dividend more secure. Also, the larger asset base of the reorganized New RMR may make the value of the assets which underlie the New RMR preferred shares less volatile and more stable than the assets which support the currently outstanding RDR preferred securities. None of the expenses of the Reorganizations will be borne by preferred shareholders of RDR. The liquidation preference for each series of New RMR preferred shares outstanding upon consummation of the Reorganizations will rank pari passu with each other.

        In order for the Reorganization of RDR with New RMR to take place, the preferred shareholders of RDR, voting as a separate class, must approve the proposed Agreement and Plan of Reorganization and related Reorganization between RDR and New RMR. Preferred shareholder approval of RDR's proposed Agreement and Plan of Reorganization and related Reorganization requires the affirmative vote of a majority of the outstanding preferred shares of RDR, voting as a separate class. This means that more than 50% of RDR's outstanding preferred shares must vote in favor of RDR's proposed Agreement and Plan of Reorganization and related Reorganization with New RMR.

        The Board of RDR recommends that you vote FOR RDR's proposed Agreement and Plan of Reorganization and related Reorganization.

Proposal 5(a)

        In the Reorganization of RCR with New RMR, common shareholders of RCR will receive New RMR common shares in exchange for their RCR common shares. The aggregate NAV of the New RMR common shares received will be equal to the aggregate NAV of the RCR common shares outstanding on the Valuation Date for the Reorganization, after giving effect to the share of the costs of the Reorganization borne by RCR. New RMR will similarly issue common shares to each of the other Acquired Funds whose shareholders approve their respective Reorganizations. It is a condition to the consummation of RCR's Reorganization with New RMR that Old RMR's shareholders approve Old RMR's Reorganization with New RMR and that Old RMR's Reorganization with New RMR be consummated.

        RCR's Board believes that the expense ratios for the reorganized New RMR should prospectively be lower and that RCR's common shares may have greater liquidity after the Reorganizations than the expense ratios and trading liquidity RCR and RCR's common shares would have if RCR does not participate in the Reorganizations. See "Expenses of the Funds—The Funds' Expenses."

        While each of the Funds has a focus on current income, as a result of the Reorganization of RCR with New RMR, RCR shareholders may lose the benefit from investing in a fund that employs a "dividend capture" trading strategy, which involves selling a stock on or shortly after the stock's ex-dividend date and using the sales proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold and substantial investments in other closed end management investment companies. See "Comparison of Funds: Investment Objectives and Policies." However, RCR's Board believes that there are offsetting benefits that may result from the Reorganization, including the potential for economies of scale and enhanced market liquidity for RCR common shares, as further discussed elsewhere in this Joint Proxy Statement/Prospectus.

        Each of New RMR and RCR pays a management fee to the Advisor at an annual rate of 0.85% and 1.00%, respectively, of the Fund's average managed assets. As such, upon consummation of RCR's Reorganization with New RMR, RCR's shareholders will realize a 15 basis point reduction in the annual rate of the management fee paid to the Advisor, from 1.00% of average managed assets to 0.85% of average managed assets.

        As a result of the Reorganization of RCR with New RMR, common shareholders and preferred shareholders of RCR, which is currently organized as a Massachusetts business trust, will become common shareholders and preferred shareholders, respectively, of New RMR, which is organized as a Delaware statutory trust, and cease to be common shareholders and preferred shareholders, respectively, of RCR. The RCR Board believes that a fund organized as a Delaware statutory trust offers advantages over a fund organized as a Massachusetts business trust, including limiting by statute the personal liability of shareholders, the ability to simplify operations by reducing administrative burdens and a well established body of business entity law. Additionally, though similarities exist between the governing documents of New RMR and RCR, many provisions contained in New RMR's governing documents are different than those contained, if at all, in the governing documents of RCR. These differences include, for example, provisions relating to shareholder voting rights and standards, what constitutes a quorum at a meeting of shareholders, required qualifications needed for an individual to serve as a Trustee, the election of Trustees and the voting standard required for such election, the ability of shareholders to propose nominees for election as Trustees and propose other business before a meeting of shareholders of New RMR, the ability of Trustees to remove, with or without cause, other Trustees, the procedures and requirements relating to a shareholder's ability to bring a derivative suit against New RMR, if demanded by any applicable party, arbitration of any claim brought by or on behalf of a shareholder of New RMR against New RMR, its Trustees, officers, investment adviser (including the Advisor or its successor), agents and employees, including derivative claims and class actions, the ability of the chairperson of a meeting of shareholders of New RMR to organize, control and adjourn meetings of shareholders, and the regulatory disclosure and compliance requirements required to be adhered to by shareholders. See Appendix 1 to this Joint Proxy Statement/Prospectus, which is entitled "A Comparison of Governing Documents and State Law."

        This Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Code. If RCR's Reorganization with New RMR so qualifies, in general, no gain or loss for United States federal income tax purposes will be recognized by RCR or its common shareholders or preferred shareholders as a result of the Reorganization.

        In order for the Reorganization of RCR with New RMR to take place, the common shareholders and preferred shareholders of RCR, voting together as a single class, must approve the proposed

Agreement and Plan of Reorganization and related Reorganization between RCR and New RMR. Shareholder approval of RCR's proposed Agreement and Plan of Reorganization and related Reorganization requires the affirmative vote of a "majority of the outstanding" (as defined in 1940 Act) common shares and preferred shares of RCR, voting together as a single class. "Majority of the outstanding" common shares and preferred shares of RCR, as defined pursuant to the 1940 Act, means the lesser of (i) 67% or more of RCR's common shares and preferred shares, together as a single class, present at a meeting of RCR's shareholders, if the holders of more than 50% of RCR's outstanding common shares and preferred shares are present or represented by proxy, or (ii) more than 50% of RCR's outstanding common shares and preferred shares, together as a single class.

        The Board of RCR recommends that you vote FOR RCR's proposed Agreement and Plan of Reorganization and related Reorganization.

Proposal 5(b)

        In the Reorganization of RCR with New RMR, preferred shareholders of RCR will receive New RMR preferred shares in exchange for their RCR preferred shares. The aggregate liquidation preference of New RMR preferred shares received in the Reorganization will equal the aggregate liquidation preference of RCR preferred shares outstanding immediately prior to the Reorganization. The auction dates, rate period and dividend payment dates of the RCR preferred shares and the New RMR preferred shares received in the Reorganization in exchange for such RCR preferred shares will be the same. The Board of RCR, including all the Trustees of RCR's Board who are not "interested persons" of RCR (as defined in the 1940 Act), have determined that the Reorganization will not be harmful to RCR preferred shareholders and may be beneficial to RCR preferred shareholders. The benefits from the Reorganization to RCR preferred shareholders include the fact that the expense savings realized in the Reorganization may make the preferred dividend more secure. Also, the larger asset base of the reorganized New RMR may make the value of the assets which underlie the New RMR preferred shares less volatile and more stable than the assets which support the currently outstanding RCR preferred securities. None of the expenses of the Reorganizations will be borne by preferred shareholders of RCR. The liquidation preference for each series of New RMR preferred shares outstanding upon consummation of the Reorganizations will rank pari passu with each other.

        In order for the Reorganization of RCR with New RMR to take place, the preferred shareholders of RCR, voting as a separate class, must approve the proposed Agreement and Plan of Reorganization and related Reorganization between RCR and New RMR. Preferred shareholder approval of RCR's proposed Agreement and Plan of Reorganization and related Reorganization requires the affirmative vote of a majority of the outstanding preferred shares of RCR, voting as a separate class. This means that more than 50% of RCR's outstanding preferred shares must vote in favor of RCR's proposed Agreement and Plan of Reorganization and related Reorganization with New RMR.

        The Board of RCR recommends that you vote FOR RCR's proposed Agreement and Plan of Reorganization and related Reorganization.

Comparison of the Funds: Investment Objectives and Policies

        New RMR is a newly organized entity with no operating history, formed specifically for the purpose of effectuating the Reorganizations. New RMR's investment objectives and policies are identical to Old RMR's, except that (i) Old RMR is a diversified fund and New RMR is a non-diversified fund and (ii) Old RMR's investments in non-investment grade ratable securities are limited to 45% of its managed assets (measured at the time of investment) and New RMR will not be limited in the amount of its managed assets that it may invest in non-investment grade ratable securities. The Board of New RMR has decided to depart from Old RMR's investment policies in these respects in light of the continuing turmoil in the financial markets and, in particular, in the real estate preferred sector of the market in which Old RMR and New RMR invest. New RMR's Board made this decision in order to give New RMR added operational flexibility in this challenging economic environment and does not intend to dramatically increase the amount of New RMR's managed assets invested in non-investment grade ratable securities relative to Old RMR's historic investment practices. New RMR will acquire substantially all of its assets, and issue substantially all of its common shares and preferred shares, in the Reorganizations and will commence operations after consummation of the first Reorganization. Consequently, so as to provide a more comprehensive comparison of the Acquired Funds and New RMR, the table below, unless otherwise indicated, treats Old RMR and New RMR together.

	New RMR / Old RMR	RHR	RFR	RDR	RCR
Business

RHR, RFR, RDR and Old RMR are each diversified closed end management investment companies organized as Massachusetts business trusts on January 27, 2004, August 6, 2004, November 8, 2004 and July 2, 2002, respectively.

New RMR is a non-diversified closed end management investment company organized as a Delaware statutory trust on August 19, 2008.

RCR is a non-diversified closed end management investment company organized as a Massachusetts business trust on June 14, 2007.
Net assets as of December 31, 2008	$25.6 million	$7.5 million	$3.1 million	$4.4 million	$2.8 million
Listing (common shares)	Old RMR is listed on NYSE Amex under the ticker symbol "RMR." Common shares of New RMR are expected to be listed on NYSE Amex under the ticker symbol "RIF."	NYSE Amex under the ticker symbol "RHR."	NYSE Amex under the ticker symbol "RFR."	NYSE Amex under the ticker symbol "RDR."	NYSE Amex under the ticker symbol "RCR."
Rating of preferred shares

For Old RMR, "AAA" from Fitch and "Aaa" from Moody's, and for RHR, RFR, RDR and RCR, "AA" from Fitch and "Aaa" from Moody's. Fitch has placed Old RMR on "Ratings Watch Negative" and Moody's has announced that it is reviewing the Acquired Funds' ratings for a potential downgrade.

New RMR does not have any issued and outstanding preferred shares. New RMR has applied to Moody's and Fitch to receive ratings on the preferred shares to be issued in the Reorganizations.

Fiscal year end date	December 31
Investment adviser and portfolio managers	Investment Adviser: RMR Advisors, Inc. Portfolio managers: Fernando Diaz Adam D. Portnoy Barry M. Portnoy

	New RMR / Old RMR	RHR	RFR	RDR	RCR

The portfolio managers generally function as a team. Generally, Mr. Barry Portnoy provides strategic guidance to the team, while Messrs. Fernando Diaz and Adam Portnoy are in charge of substantially all of the day to day operations, research and trading functions.

Investment objectives

The Fund's primary investment objective is to earn and pay to its common shareholders a high level of current income by investing in real estate companies. Capital appreciation is the Fund's secondary objective.
Investment objectives are fundamental policies and cannot be changed without shareholder approval.
For the purposes of its investment policies, the Fund defines a "real estate company" as an entity that derives at least 50% of its revenues from the ownership, leasing, management, construction, sale or financing of commercial, industrial or residential real estate, or has at least 50% of its assets in real estate.

The Fund's primary investment objective is to earn and pay to its common shareholders a high level of current income by investing in hospitality and real estate companies. Capital appreciation is the Fund's secondary objective.
Investment objectives are fundamental policies and cannot be changed without shareholder approval.
For the purposes of its investment policies, the Fund defines a "real estate company" as an entity that derives at least 50% of its revenues from the ownership, leasing, management, construction, sale or financing of commercial, industrial or residential real estate; or derives at least 50% of its revenues by providing goods or services to a real estate company; or has at least 50% of its assets in real estate.
For the purposes of its investment policies, the Fund defines a "hospitality company" as an entity that has at least 50% of its revenues or 50% of its assets derived from or related to activities necessary for, incident to, connected with, related to or arising out of the lodging, dining, recreation or entertainment services, which may include hotels, resorts, clubs, tourism, restaurants,

The Fund's primary investment objective is to provide its common shareholders high total returns through a combination of current income and capital appreciation. The fund attempts to achieve this investment objective by investing in securities issued by F.I.R.E. companies.
Investment objectives are fundamental policies and cannot be changed without shareholder approval.
For the purposes of its investment policies, the Fund defines a "F.I.R.E. company" as an entity which directly or indirectly derives at least 50% of its revenues from, or has at least 50% of its assets invested in, businesses that: (i) provide financial services to other entities or individuals, including, but not limited to, banking, investing, lending, brokerage, tax and retirement preparation and planning; (ii) sell or service insurance, including, but not limited to, life, health, mortgage, property, casualty, workers compensation or liability insurance and companies that provide reinsurance; and (iii) own, lease, manage, construct, sell or broker real estate.

The Fund's primary investment objective is to provide its common shareholders with high current income. The Fund's secondary investment objective is capital appreciation.
Investment objectives are fundamental policies and cannot be changed without shareholder approval.

The Fund's primary investment objective is to earn and pay to its common shareholders a high current dividend income by investing in real estate companies and portfolio funds (i.e., other closed end management investment companies).
RCR seeks to maximize its amount of distributable dividend income by using a dividend capture trading strategy which involves selling a stock on or shortly after the stock's ex-dividend date and using the sales proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. This strategy may allow RCR to receive more dividend payments over a period of time than if it held a single stock.

In respect of REITs, RCR has historically focused its investments solely in securities issued by equity REITs, and not mortgage REITs or hybrid REITs. See "Real Estate Investment Trusts," below.
In respect of portfolio funds, RCR seeks to focus on portfolio funds which earn and pay high dividends. See "Portfolio Funds," below.
The Fund's secondary investment objective is capital appreciation.

	New RMR / Old RMR	RHR	RFR	RDR	RCR
		recreation facilities, and cruise lines ("hospitality companies"); or derives at least 50% of its revenues directly or indirectly from providing services to hospitality companies.			Investment objectives are fundamental policies and cannot be changed without shareholder approval.
Diversification

Old RMR, RHR, RFR and RDR are classified as diversified funds, which means each Fund must invest a lesser portion of its assets in a greater number of issuers; whereas a non-diversified fund may invest a greater portion of its assets in a more limited number of issuers.
New RMR is classified as a non-diversified fund, which means it may invest a greater portion of its assets in a more limited number of issuers than a diversified fund.

The Fund is classified as a non-diversified fund, which means it may invest a greater portion of its assets in a more limited number of issuers than a diversified fund.
Concentration	The Fund concentrates its investments in the securities of companies primarily engaged in the real estate industry.	The Fund concentrates its investments in companies which focus their operations in the U.S. real estate and hospitality industries.	The Fund concentrates its investments in securities issued by companies involved in the F.I.R.E. industries.	The Funds concentrate their investments in the securities of companies primarily engaged in the real estate industry.
Primary investments

Under normal market conditions, the Old RMR invests: at least 90% of its managed assets in income producing securities issued by real estate companies, including common shares, preferred shares and debt; at least 75% of its managed assets in securities issued by REITs; and no more than 45% of its managed assets (measured at the time of investment) in non-investment grade ratable debt or preferred shares.

Under normal market conditions, the New RMR invests: at least 90% of its managed assets in income producing securities issued by real estate companies, including common shares, preferred shares and debt; and at least 75% of its managed assets in securities issued by REITs.

Under normal market conditions, the Fund invests: at least 90% of its managed assets in income producing securities issued by real estate and hospitality companies; at least 25% of its managed assets in securities issued by real estate companies, including REITs; at least 25% of its managed assets in securities issued by hospitality companies; and no more than 45% of its managed assets (measured at the time of investment) in non-investment grade ratable debt or preferred shares.

Under normal market conditions, the Fund primarily invests in securities issued by F.I.R.E. companies. Depending upon its evaluation of market conditions, the Advisor will determine the portion of the Fund's assets to be invested in common shares, preferred shares, debt securities and convertible debt and preferred securities and to be invested in any subcategory of F.I.R.E. securities.

				Under normal market conditions, the Fund invests at least 80% of its managed assets in preferred securities and at least 50% of its managed assets in preferred securities issued by REITs.	Under normal market conditions, RCR invests at least 80% of its managed assets in common securities of domestic REITs and portfolio funds that pay regular dividends.

	New RMR / Old RMR	RHR	RFR	RDR	RCR
	Old RMR's top ten investments by market value as of February 28, 2009 are listed immediately following this chart.	RHR's top ten investments by market value as of February 28, 2009 are listed immediately following this chart.	RFR's top ten investments by market value as of February 28, 2009 are listed immediately following this chart.	RDR's top ten investments by market value as of February 28, 2009 are listed immediately following this chart.	RCR's top ten investments by market value as of February 28, 2009 are listed immediately following this chart.
Leverage

The Funds use leverage by issuing preferred shares or by borrowing from banks or other financial institutions. At December 31, 2008, Old RMR, RHR, RFR, RDR and RCR had issued preferred shares in an amount equal to 30%, 28%, 28%, 57% and 27%, respectively, of its average managed assets and had no outstanding borrowings with banks or other financial institutions. In January 2009, each of RHR, RDR and RCR redeemed 24, 168 and 16, respectively, of its issued and outstanding preferred shares with total liquidation preferences of $600,000, $4,200,000 and $400,000, respectively. The effect of these redemptions are not reflected in the figures above.

Distributions

Prior to the recent downturn in the stock and credit markets, the Funds paid regular monthly cash distributions. The Funds' distribution rates may be adjusted from time to time by each Fund's Board, depending upon, among other things, the actual or anticipated performance of the Fund's investments, the distributions payable on the Fund's preferred shares, if any, and interest payable on the Fund's debt, if any. In light of continuing market volatility and adverse economic conditions, the Funds' Boards have determined that, beginning in 2009, the Funds will pay distributions to their common shareholders on a quarterly basis. See "Risk Factors and Special Considerations—General Risks of Investing in New RMR—Fund Distributions."

A substantial portion of each Fund's distributions have been and are expected to continue to be ordinary income, but part of each Fund's distributions may be return of capital or capital gains.

Real Estate Investment Trusts

The Funds invest in real estate investment trusts. A real estate investment trust, or REIT, is a company that primarily owns income producing real estate or real estate mortgages. REITs combine investors' funds for investment in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income for each taxable year. As a result, REITs tend to pay relatively higher distributions than other types of companies.

REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs may also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Mortgage REITs may experience a decline in the value of their investments if owners of sub-prime mortgages and other types of mortgages go into default on their mortgages. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

Types of Securities

The Funds currently invest in and anticipate continuing to invest in the following types of securities:
Common Shares: Common shares represent the equity ownership of a company and common shareholders generally elect directors and are entitled to vote on the issuing company's major transactions. Common shareholders generally have entitlement to distributions, but they receive distributions when and as declared by boards of directors or boards of Trustees. Because of tax laws applicable to REITs, most REITs distribute substantially all of their income to their common shareholders.
Preferred Shares: Preferred shares pay fixed or floating distributions to investors and have a preference over common shares in the payment of distributions and the liquidation of the issuing company's assets. This means that a company generally must pay distributions on preferred shares before paying any distributions on its common shares. Preferred shareholders usually have no or limited rights to vote for corporate directors or on other matters.

Convertible Securities: Convertible securities are securities which may be exchanged for different securities. The most common forms of convertible securities are debt securities or preferred shares that may be exchanged for common shares of the same issuer at a fixed exchange ratio at the option of the convertible securities holders.
Debt Securities: Debt securities are borrowing obligations. Debt securities may be secured by the assets of the borrower or they may be unsecured. Unsecured debt securities may be senior debt which rank equally with most other debt obligations of an issuer or subordinated debt which generally is not paid until senior debt is satisfied. Some debt securities are issued by subsidiaries of a parent company and some are issued directly by a parent company or are guaranteed by the parent company.

Portfolio Funds	The Fund does not invest a significant portion of its assets in other investment companies.				The Fund invests in closed end management investment companies that pay regular dividends (i.e., "portfolio funds").

	New RMR / Old RMR	RHR	RFR	RDR	RCR

The Fund focuses its investments primarily in portfolio funds that earn and pay regular dividends by investing in fixed and floating rate debt and preferred securities, by investing in domestic and international equity securities, by investing in real estate companies and by using income generating strategies such as covered call option writing. RCR has not historically invested in portfolio funds which invest in real estate mortgages, including high risk or sub-prime mortgages.

Portfolio funds combine shareholders' funds for investment in a variety of securities, including equity securities, debt securities, and money market instruments. A portfolio fund may invest primarily in a particular type of security, a particular industry or a mix of securities and industries. A portfolio fund is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income for each taxable year.

Non-investment grade ratable securities

Generally, preferred shares and debt securities, including securities exchangeable for or convertible into common equity shares, are considered "ratable". The Funds consider a ratable security to be non-investment grade rated if it is not rated Baa3, BBB- or BBB- or higher by at least one of Moody's, S&P, or Fitch, respectively, or if it is unrated and considered non-investment grade quality by the Advisor. For purposes of the Funds' credit quality policies, if the rating agencies assign different ratings to a security, the Fund will use the rating chosen by the Advisor as the most representative of the security's credit quality. If a ratable security is not rated by a nationally recognized rating agency, the Advisor determines its comparable rating before the Fund invests in it.

Securities which are not investment grade rated are considered to have speculative characteristics with regard to their capacities to pay interest, distributions or principal according to stated terms. Debt securities that are not investment grade quality are sometimes referred to as "junk bonds"; debt and preferred securities that are not investment grade quality are also sometimes referred to as "high yield" securities.

	New RMR / Old RMR	RHR	RFR	RDR	RCR

The Funds may invest in non-investment grade ratable securities to the extent described in "Primary Investments", above. If no limitation is indicated, the Fund may invest in non-investment grade ratable securities without limit. If a limitation is indicated, such limitation is tested at the time an investment in a ratable security is made. It is possible that ratable securities that the Funds own may be downgraded to below investment grade and the Advisor may determine that it is in a Fund's best interest to retain those securities. Thus, it is possible that a Fund for which a limitation is indicated may hold an amount of non-investment grade ratable securities that exceed such limitations in some circumstances.

Collateral mortgage obligations ("CMOS") and mortgage backed securities	Old RMR does not invest in CMOS or mortgage backed securities.

Though RHR has not historically invested in CMOS or mortgage backed securities, it has the authority to do so. CMOS are fixed income securities secured by mortgage loans and other mortgage backed securities and are generally considered to be derivatives. CMOS may be issued or guaranteed by the U.S. government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage related securities guaranteed by such an agency or instrumentality or may be non-U.S. government guaranteed. Mortgage backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

			RFR does not invest in CMOS or mortgage backed securities.	RDR does not invest in CMOS or mortgage backed securities.	RCR does not invest in CMOS or mortgage backed securities.
Interest rate transactions

In connection with each Fund's use of leverage, the Fund has the authority to enter into interest rate swap or cap transactions, although to date the Funds have not historically entered into such transactions. The decision as to whether to enter into interest rate swap or cap transactions will be made by the Advisor based upon market conditions, including expectations concerning future interest rates and the costs of such interest rate protections and other factors the Advisor deems relevant. Interest rate swaps involve a Fund's agreement to make fixed rate payments in exchange for another party's agreement to make variable rate payments to the Fund or vice versa. Each Fund may also use an interest rate cap, which would require

	New RMR / Old RMR	RHR	RFR	RDR	RCR

payment of a premium, usually up front, to another party. If a Fund uses an interest rate cap, to the extent that a specified variable rate index exceeds a predetermined fixed rate, the Fund would be entitled to receive payments equal to the excess multiplied by a notional amount. If the Fund uses interest rate swaps or caps, the Fund intends to use interest rate swaps or caps only with the intent to reduce the risk that an increase in short term interest rates could have on its shares as a result of leverage, but the Fund's use of interest rate swaps or caps is unlikely to eliminate this risk.

In connection with each Fund's use of leverage, a Fund may purchase or sell futures or options on futures, activities which are described in the SAI, but which to date have not historically been engaged in by the Funds. Whether or not either Fund will purchase interest rate caps or enter interest rate swaps or other interest rate hedging transactions depends upon the Advisor's or the Fund's Board's evaluation of the costs and risks versus the benefits arising from such transactions from time to time.

Related party investments	None of the Funds invest in securities issued by any company which is affiliated with the Funds or the Advisor.
Temporary defensive positions

In anticipation of or in response to adverse market conditions or for cash management purposes, a Fund may temporarily hold all or any portion of its assets in cash, money market instruments, shares of money market funds, investment grade bonds or other investment grade debt securities. If a Fund decides to hold some of its assets in cash, the Fund may invest its cash reserves in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, collateralized repurchase agreements, commercial paper and shares of money market funds. During periods when a Fund has such investments, it may not achieve its investment objectives.

  Old RMR's top 10 investments by market value as of February 28, 2009 were:

Security	Type	Percentage of Portfolio
Omega Healthcare Investors Inc., Series D	Preferred	10.3%
National Retail Properties, Inc.	Common	6.8%
Nationwide Health Properties, Inc.	Common	5.2%
Cedar Shopping Centers, Inc., Series A	Preferred	4.3%
Sunstone Hotel Investors, Inc., Series A	Preferred	4.1%
Entertainment Properties Trust, Series D	Preferred	3.9%
Highwoods Properties, Inc.	Common	3.9%
Carador Plc	Common	3.5%
Equity Residential	Common	3.3%
LaSalle Hotel Properties, Series D	Preferred	3.2%

  RHR's top 10 investments by market value as of February 28, 2009 were:

Security	Type	Percentage of Portfolio
LaSalle Hotel Properties, Series E	Preferred	5.7%
Hersha Hospitality Trust, Series A	Preferred	5.5%
Carador Plc	Common	4.7%
Sunstone Hotel Investors, Inc., Series A	Preferred	4.4%
Alexandria Real Estate Equities Inc., Series C	Preferred	4.0%
Digital Realty Trust, Inc., Series A	Preferred	3.9%
S.L. Green Realty Corp., Series D	Preferred	3.9%
LaSalle Hotel Properties, Series D	Preferred	3.4%
LBA Realty Fund II	Preferred	3.4%
Supertel Hospitality, Inc.	Common	3.2%

  RFR's top 10 investments by market value as of February 28, 2009 were:

Security	Type	Percentage of Portfolio
LBA Realty Fund II	Preferred	10.6%
Taubman Centers, Inc., Series G	Preferred	6.4%
Cousins Properties, Inc., Series B	Preferred	5.7%
Carador Plc	Common	5.0%
OMEGA Healthcare Investors, Inc., Series D	Preferred	4.5%
Digital Realty Trust, Inc., Series A	Preferred	4.4%
Felcor Lodging Trust, Inc., Series C	Preferred	4.4%
Glimcher Realty Trust, Series F	Preferred	4.4%
Apartment Investment & Management Co., Series Y	Preferred	4.3%
Alexandria Real Estate Equities, Inc., Series C	Preferred	3.9%

  RDR's top 10 investments by market value as of February 28, 2009 were:

Security	Type	Percentage of Portfolio
Hersha Hospitality Trust, Series A	Preferred	9.7%
BioMed Realty Trust, Inc., Series A	Preferred	7.1%
Parkway Properties, Inc., Series D	Preferred	6.5%
Lexington Realty Trust, Series B	Preferred	6.2%
Carador Plc	Common	5.4%
Cedar Shopping Centers Inc., Series A	Preferred	5.4%
OMEGA Healthcare Investors, Inc., Series D	Preferred	5.2%
Alexandria Real Estate Equities, Inc., Series C	Preferred	5.0%
LBA Realty Fund II	Preferred	4.3%
Kilroy Realty Corp., Series E	Preferred	4.2%

  RCR's top 10 investments by market value as of February 28, 2009 were:

Security	Type	Percentage of Portfolio
Western Asset Emerging Markets Debt Fund, Inc.	Common	5.3%
Nuveen Floating Rate Income Fund	Common	5.2%
BlackRock Preferred and Equity Advantage Trust	Common	4.4%
Cohen & Steers Advantage Income Realty Fund, Inc.	Common	4.4%
Cohen & Steers REIT and Utility Income Fund, Inc.	Common	4.3%
Duke Realty Corp.	Common	4.3%
Medical Properties Trust, Inc.	Common	4.3%
Brandywine Realty Trust	Common	4.2%
Eaton Vance Enhanced Equity Income Fund	Common	4.2%
Hersha Hospitality Trust	Common	4.2%

        The Funds are also subject to other fundamental and non-fundamental investment restrictions. The Funds generally operate pursuant to the same fundamental and non-fundamental investment restrictions with the exception of certain restrictions primarily related to each Fund's individual investment objective, strategy and focus. The following table summarizes these differences. For more information, see "Investment Restrictions" in the SAI.

	New RMR / Old RMR	RHR	RFR	RDR	RCR
Fundamental Investment Restrictions

New RMR and Old RMR will make investments that will result in concentration (25% or more of the value of New RMR's or Old RMR's investments, as applicable) in the securities of issuers primarily engaged in the real estate industry and not in any other industry; provided, however, this does not limit New RMR's or Old RMR's investments in (i) U.S. Government obligations, or (ii) other obligations issued by governments or political subdivisions of governments.

RHR will make investments that separately will result in concentration (25% or more of the value of RHR's investments) in the securities of issuers primarily engaged in (i) the hospitality industry and (ii) the real estate industry, and not in any other industry; provided, however, this does not limit RHR's investments in (i) U.S. Government obligations, or (ii) other obligations issued by governments or political subdivisions of governments.

RFR will make investments that will result in concentration (25% or more of the value of RFR's investments) in the securities of issuers primarily engaged in a F.I.R.E. (financial services, insurance, or real estate) industry and not in any other industries; provided, however, this does not limit RFR's investments in (i) U.S. Government obligations, or (ii) other obligations issued by governments or political subdivisions of governments.

RDR will make investments that will result in concentration (25% or more of the value of RDR's respective investments) in the securities of companies primarily engaged in the real estate industry; provided, however, this does not limit RFR's investments in (i) U.S. Government obligations, or (ii) other obligations issued by governments or political subdivisions of governments.

RCR will make investments that will result in concentration (25% or more of the value of RDR's respective investments) in the securities of companies primarily engaged in the real estate industry; provided, however, this does not limit RFR's investments in (i) U.S. Government obligations, or (ii) other obligations issued by governments or political subdivisions of governments.

Non-Fundamental Investment Restrictions

New RMR and Old RMR will invest, under normal market conditions, at least 80% of the value of their respective managed assets in securities issued by real estate companies unless New RMR and Old RMR provides its shareholders with at least 60 days' prior written notice in compliance with SEC rules.

RHR will not operate any hospitality business for its own account, except that it may invest in securities of companies that are engaged in hospitality businesses and it may hold and sell hospitality businesses or operations acquired through default, liquidation or other distributions of an interest in a hospitality business as a result of RHR's ownership of such securities.

RHR will invest, under normal market conditions, at least 80% of the value of its managed assets in securities issued by hospitality and real estate companies unless RHR provides its shareholders with at least 60 days' prior written notice in compliance with SEC rules.

RFR will invest, under normal market conditions, at least 80% of the value of its managed assets in securities issued by companies in a F.I.R.E. (financial services, insurance, or real estate) industry unless RFR provides its shareholders with at least 60 days' prior written notice in compliance with SEC rules.

RDR will invest, under normal market conditions, at least 80% of the value of its managed assets in preferred securities unless RDR provides its shareholders with at least 60 days' prior written notice in compliance with SEC rules.

RCR will invest, under normal market conditions, at least 80% of the value of their respective managed assets in securities that pay dividends or other income unless RCR provides its respective shareholders with at least 60 days' prior written notice in compliance with SEC rules.

Capitalization

        The following tables set forth the capitalization of each Fund as of December 31, 2008, and the pro forma combined capitalization of New RMR as if all proposed Reorganizations were consummated on that date, as well as the pro forma combined capitalization of New RMR for the Reorganizations of RHR and Old RMR with New RMR, assuming such Reorganizations were consummated on that date but that the Reorganizations of RFR, RDR and RCR with New RMR were not consummated. The historical column for New RMR assumes that New RMR had obtained its seed capital as of December 31, 2008. These tables should not be relied upon to determine the amount of New RMR shares that will actually be received and distributed.

  Reorganization of all Funds:

(Unaudited)

	ACTUAL							PRO FORMA
							REORGANIZATION ADJUSTMENTS
	Old RMR	RHR	RFR	RDR	RCR	New RMR		New RMR
Net assets attributable to common shares	$25,641,294	$7,521,221	$3,074,972	$4,411,650	$2,849,016	$100,000	$(525,000)	$43,073,153
Composition of net assets:
Common shares outstanding	6,824,000	2,485,000	1,484,000	2,663,977	1,255,914	5,000	(12,784,074)	1,933,817
Common shares (par value $.001)	$6,824	$2,485	$1,484	$2,664	$1,256	$5	$(12,784)	$1,934
Additional paid-in capital	$96,249,595	$46,967,809	$34,583,188	$48,135,641	$23,469,886	$99,995	$12,784	$249,518,898
Distributions in excess of net investment income	$(754,578)	$(417,435)	$(1,169)	$(241,939)	$(440,813)	—	$(525,000)	$(2,380,934)
Accumulated net realized gain (loss) on investment transactions	$(36,505,240)	$(29,315,893)	$(26,261,915)	$(34,441,593)	$(13,820,831)	—	—	$(140,345,472)
Net unrealized appreciation (depreciation) on investments	$(33,355,307)	$(9,715,745)	$(5,246,616)	$(9,043,123)	$(6,360,482)	—	—	$(63,721,273)
Net assets attributable to common shares	$25,641,294	$7,521,221	$3,074,972	$4,411,650	$2,849,016	$100,000	$(525,000)	$43,073,153
Preferred shares (par value $.0001, with liquidation preference of $25,000) and accrued dividends	$10,950,000	$2,875,000	$1,175,000	$5,800,000	$1,075,000	—	—	$21,875,000
Net assets including preferred shares	$36,591,294	$10,396,221	$4,249,972	$10,211,650	$3,924,016	$100,000	$(525,000)	$64,948,153
NAV per common share	$3.76	$3.03	$2.07	$1.66	$2.27	$20.00	$—	$22.27

  Reorganization of only RHR and Old RMR with New RMR:

(Unaudited)

	ACTUAL				PRO FORMA
				REORGANIZATION ADJUSTMENTS
	Old RMR	RHR	New RMR		New RMR
Net assets attributable to common shares	$25,641,294	$7,521,221	$100,000	$(526,807)	$32,735,708
Composition of net assets:
Common shares outstanding	6,824,000	2,485,000	5,000	(7,838,626)	1,475,374
Common shares (par value $.001)	$6,824	$2,485	$5	$(7,839)	$1,475
Additional paid-in capital	$96,249,595	$46,967,809	$99,995	$7,839	$143,325,238
Distributions in excess of net investment income	$(754,578)	$(417,735)	—	$(526,807)	$(1,698,820)
Accumulated net realized gain (loss) on investment transactions	$(36,505,240)	$(29,315,893)	—	—	$(65,821,133)
Net unrealized appreciation (depreciation) on investments	$(33,355,307)	$(9,715,745)	—	—	$(43,071,052)
Net assets attributable to common shares	$25,641,294	$7,521,221	$100,000	$(526,807)	$32,735,708
Preferred shares (par value $.0001, with liquidation preference of $25,000) and accrued dividends	$10,950,000	$2,875,000	—	—	$13,825,000
Net assets including preferred shares	$36,591,294	$10,396,221	$100,000	$(526,807)	$46,560,708
NAV per common share	$3.76	$3.03	$20.00	$—	$22.19

Additional Information About Common Shares of the Funds

  General

        The outstanding common shares of each Fund are fully paid and nonassessable by the Fund. The common shares of each Fund have no preemptive, conversion, exchange or redemption rights. Each common share has one vote, with fractional shares voting proportionately. Common shares are freely transferable.

  Outstanding Securities

        Set forth below is information about each Fund's common shares as of December 31, 2008. Information concerning each Fund's preferred shares is set forth under the heading "Additional Information About Preferred Shares of the Funds—Outstanding Securities."

Fund	Title of Class	Amount Authorized	Amount Held by Fund	Amount Outstanding Exclusive of Amount Held by Fund
Old RMR	Common Shares	Unlimited	—	6,824,000
RHR	Common Shares	Unlimited	—	2,485,000
RFR	Common Shares	Unlimited	—	1,484,000
RDR	Common Shares	Unlimited	—	2,663,977
RCR	Common Shares	Unlimited	—	1,255,914

  Purchase and Sale

        Purchase and sale procedures for the common shares of the Acquired Funds are identical. Investors typically purchase and sell common shares of the Acquired Funds through a registered broker dealer on NYSE Amex, or may purchase or sell common shares through privately negotiated transactions with existing shareholders. The post-Reorganizations purchase and sale procedures for the common shares of New RMR will be identical to those of the Acquired Funds.

  Common Share Price Data

        The following table sets forth the high and low sales prices for common shares of each Fund on NYSE Amex (formerly the American Stock Exchange) for each full quarterly period within the two most recent fiscal years and each full quarter since the beginning of the current fiscal year, along with the NAV and discount or premium to NAV for each quotation.

Old RMR

Quarterly Period Ending	High Price	NAV	Premium (Discount)	Low Price	NAV	Premium (Discount)
12/31/2008	$8.10	$10.72	(24.44)%	$1.92	$2.90	(33.79)%
9/30/2008	$10.20	$11.26	(9.41)%	$7.20	$11.22	(35.83)%
6/30/2008	$11.84	$12.92	(8.36)%	$9.86	$11.24	(12.28)%
3/31/2008	$12.07	$13.59	(11.18)%	$9.30	$11.68	(20.38)%
12/31/2007	$15.18	$17.30	(12.25)%	$10.89	$12.72	(14.39)%
9/30/2007	$16.59	$18.71	(11.33)%	$11.72	$15.32	(23.50)%
6/30/2007	$18.28	$19.53	(6.40)%	$15.68	$18.09	(13.32)%
3/31/2007	$18.88	$21.22	(11.03)%	$16.34	$19.26	(15.16)%

RHR

Quarterly Period Ending	High Price	NAV	Premium (Discount)	Low Price	NAV	Premium (Discount)
12/31/2008	$10.20	$12.72	(19.81)%	$1.23	$2.28	(46.05)%
9/30/2008	$12.99	$14.12	(8.00)%	$9.00	$12.02	(25.12)%
6/30/2008	$15.31	$17.08	(10.36)%	$12.51	$14.75	(15.19)%
3/31/2008	$15.31	$17.49	(12.46)%	$12.82	$15.33	(16.37)%
12/31/2007	$19.07	$21.86	(12.76)%	$13.81	$16.48	(16.20)%
9/30/2007	$22.21	$24.78	(10.37)%	$15.10	$21.34	(29.24)%
6/30/2007	$23.04	$25.78	(10.63)%	$20.80	$23.90	(12.97)%
3/31/2007	$24.65	$27.80	(11.33)%	$21.29	$25.21	(15.55)%

RFR

Quarterly Period Ending	High Price	NAV	Premium (Discount)	Low Price	NAV	Premium (Discount)
12/31/2008	$6.82	$7.73	(11.77)%	$0.92	$1.55	(40.65)%
9/30/2008	$9.92	$10.71	7.38%	$5.85	$8.33	(29.77)%
6/30/2008	$13.00	$13.51	(3.77)%	$9.05	$11.22	(19.34)%
3/31/2008	$13.45	$14.86	(9.49)%	$9.85	$11.86	(16.95)%
12/31/2007	$18.73	$19.58	(4.34)%	$11.25	$14.11	(20.27)%
9/30/2007	$21.25	$22.03	(3.54)%	$14.97	$17.61	(14.99)%
6/30/2007	$22.38	$23.57	(5.05)%	$19.85	$22.22	(10.67)%
3/31/2007	$23.79	$25.70	(7.43)%	$19.99	$22.68	(11.86)%

RDR

Quarterly Period Ending	High Price	NAV	Premium (Discount)	Low Price	NAV	Premium (Discount)
12/31/2008	$4.88	$5.26	(7.22)%	$0.935	$1.48	(36.82)%
9/30/2008	$9.35	$9.20	1.63%	$4.65	$5.16	(9.88)%
6/30/2008	$11.98	$10.28	16.54%	$9.01	$9.31	(3.22)%
3/31/2008	$13.80	$11.25	22.67%	$10.02	$10.32	(2.91)%
12/31/2007	$14.73	$13.89	6.05%	$10.65	$11.16	(4.57)%
9/30/2007	$19.61	$16.94	15.76%	$10.00	$12.77	(21.69)%
6/30/2007	$19.90	$17.47	13.91%	$17.85	$17.27	3.36%
3/31/2007	$20.75	$18.64	11.32%	$17.60	$17.31	1.68%

RCR*

Quarterly Period Ending	High Price	NAV	Premium (Discount)	Low Price	NAV	Premium (Discount)
12/31/2008	$10.35	$12.49	(14.39)%	$1.10	$2.09	(47.37)%
9/30/2008	$17.10	$17.03	0.41%	$8.78	$13.86	(36.65)%
6/30/2008	$18.99	$19.24	(1.30)%	$15.66	$18.92	(17.23)%
3/31/2008	$20.00	$17.65	13.31%	$13.91	$16.96	(17.98)%
12/31/2007	$20.20	$19.10	5.76%	$20.00	$18.65	7.24%

*
RCR commenced operations on December 18, 2007.

        As of March 26, 2009, (i) the NAV per common share of Old RMR was $2.41 and the market price per share was $1.66, representing a discount to NAV of 31.12%, (ii) the NAV per common share of RHR was $2.06 and the market price per share was $1.64, representing a discount to NAV of 20.39%, (iii) the NAV per common share of RFR was $1.44 and the market price per share was $1.03, representing a discount to NAV of 28.47%, (iv) the NAV per common share of RDR was $1.14 and the market price per share was $1.15, representing a premium to NAV of 0.88% and (v) the NAV per common share of RCR was $1.48 and the market price per share was $1.23, representing a discount to NAV of 16.89%.

        The NAV per share and market price per share of the common shares of each Fund may fluctuate prior to the closing date of each Reorganization. Depending on market conditions, New RMR common shares may trade at a larger or smaller discount or premium to NAV than that at which Old RMR common shares have historically traded. The common shares of New RMR may have a discount or premium to NAV that is greater or less than the discount or premium to NAV of the common shares of any Acquired Fund on the Valuation Date of a Reorganization.

  Share Repurchases

        Common shares of the Funds, other than RDR, have historically generally traded at a discount to NAV. RDR has generally traded at a premium to its NAV. The Boards of the Funds may consider action that might be taken to seek to reduce or eliminate any material discount from NAV that may occur in respect of common shares, which may include the repurchase of common shares in the open market or in private transactions, the making of a tender offer for such shares or conversion of the Fund to an open end investment company. There can be no assurance, however, that any Fund will decide to take any of these actions or that share repurchases or tender offers, if undertaken, will reduce any market discount. Common shareholders do not have the right to cause the Funds to redeem their common shares. Instead, liquidity is provided through trading in the open market. The Funds may repurchase common shares on the open market in accordance with the 1940 Act and the rules and regulations thereunder and subject to the terms of the Funds' bylaws, but are under no obligation to do so. Any determination to repurchase common shares would reduce the asset coverage for preferred shares of the Funds and might make it necessary or desirable for a Fund to redeem preferred shares. The repurchase of common shares may be restricted or prohibited at times when there exist unpaid distributions on the preferred shares.

  Dividends and Distributions

        The recent downturn in the stock and credit markets, as well as in the general global economy, has resulted in a significant and dramatic decline in the value of the Funds' portfolio investments, particularly their REIT investments. On several occasions, this has resulted in the Funds failing to maintain minimum asset coverage ratios for their preferred shares that are mandated by the rating agencies rating the Funds' preferred shares, the Funds' governing documents and the 1940 Act. As a result of failing to maintain these mandatory asset coverage ratios, on October 16, 2008 each Fund announced the suspension of its October 2008 dividend to common shareholders and a suspension on any further dividends or distributions to common shareholders until further notice. In November and December 2008, the Funds executed a comprehensive plan to bring themselves back into compliance with these mandatory asset coverage ratios by each redeeming an amount of preferred shares sufficient to (i) regain compliance with the 1940 Act and rating agency requirements contained in each Fund's bylaws and (ii) create an appropriate asset coverage "cushion" for its preferred shares. As a result of the redemption plan implemented in November and December 2008, all of the Funds regained compliance with these asset coverage ratios and the Funds (other than RFR) subsequently declared distributions to common shareholders in December 2008 that were payable in January 2009. RFR did not declare a distribution to common shareholders in December 2008 because it did not have any income to distribute. Continuing market volatility could lead to further failures to maintain required asset coverage ratios for Fund preferred shares, further periods in which the Funds, including New RMR, may have to suspend the declaration and payment of dividends to common shareholders and further redemptions of Fund preferred shares. See "Additional Information About Preferred Shares of the Funds—Distribution Restrictions".

        New RMR intends to pay distributions to its common shareholders on a quarterly basis after making payment or provision for payment of distributions on, or redeeming, preferred shares, and interest and required principal payment on borrowings, if any, provided that market and economic condition do not dictate otherwise. Prior to October 2008, each Acquired Fund historically made distributions to common shareholders each month. In 2009 each Acquired Fund intends to make distributions of net investment income, if any, to common shareholders each quarter. The Board of each Acquired Fund periodically evaluates, and the Board of New RMR will continue to periodically evaluate, its common share distribution policy and may, in the future, change its common share distribution policy. Additionally, the Internal Revenue Service has recently announced that closed end funds, such as the Funds, are allowed to satisfy their minimum distribution requirements as a registered investment company in 2009 through the partial payment of distributions in stock. Distributions on common shares of each of the Acquired Funds are payable to the extent, at the rate and in the form declared by each such Fund's Board. Distributions on New RMR common shares by New RMR will be payable to the extent, at the rate and in the form declared by the New RMR Board and will be determined based on market conditions and other factors the New RMR Board deems relevant. See "Level Rate Dividend Policy", below.

        The Funds expect to derive ordinary income primarily from distributions received on REIT shares owned by the Funds. A portion of the distributions received with respect to REIT shares may be classified by those REITs as capital gains or returns of capital subsequent to the end of the Funds' fiscal year. The Funds may also earn ordinary income from interest and from dividends received on other securities which they own. The Funds' ordinary income is reduced by the expenses incurred. The 1940 Act allows the Funds to distribute ordinary income at any time and from time to time. Capital gain or loss may be generated by the Funds when they sell investments for amounts different from their adjusted tax basis. The 1940 Act, and the rules and regulations thereunder, generally do not permit the Funds to distribute long term capital gain income more often than once every 12 months unless they obtain exemptive relief from the SEC. The Funds have submitted an application with the SEC requesting this exemptive relief, which is commonly referred to as a "managed dividend policy". That application is pending.

        As described above, while a Fund's preferred shares are outstanding, common shareholders of such Fund will not be entitled to receive any distributions from the Fund unless all accrued and payable distributions on preferred shares of the Fund have been paid, and unless asset coverage, as defined in the 1940 Act, with respect to preferred shares is at least 200% after giving effect to the distributions. Similarly, if borrowings are outstanding, the Funds may not pay distributions to common shareholders or preferred shareholders unless asset coverage, as defined in the 1940 Act, with respect to outstanding borrowings is at least 300% after giving effect to the distributions. Additionally, the Funds' bylaws also contain distribution restrictions which are stricter than those under the 1940 Act. See "Additional Information About Preferred Shares of the Funds—Distribution Restrictions" below.

        Although the Funds do not anticipate that the amount of distributions to common shareholders will impact distributions to preferred shareholders, distributions to each of the Fund's preferred shareholders are on a priority though limited basis and therefore may impact the amount available for distribution to common shareholders; the amount of distributions and each Fund's distributions policy are subject to periodic review and change by each Fund's Board based upon Fund performance, expected performance and other factors considered from time to time.

  Level Rate Dividend Policy

        New RMR intends to pay distributions to its common shareholders on a quarterly basis after making payment or provision for payments of distributions on, or redeeming, preferred shares, and interest and required principal payment on borrowings, if any, provided that market and economic condition do not dictate otherwise. Prior to October 2008, each Acquired Fund historically made distributions to common shareholders each month. Beginning in 2009 each Acquired Fund intends to make distributions of net investment income, if any, to common shareholders each quarter. Provided that market and economic conditions do not dictate otherwise, New RMR intends to make distributions to common shareholders pursuant to a "level rate dividend policy", which is the same type of distribution policy that the Acquired Funds maintain. The Board of each Acquired Fund periodically evaluates, and the Board of New RMR will continue to periodically evaluate, its common share distribution policy and may, in the future, change its common share distribution policy. Additionally, the Internal Revenue Service has recently announced that closed end funds, such as the Funds, are allowed to satisfy their minimum distribution requirements as a registered investment company in 2009 through the partial payment of distributions in stock. Distributions on common shares of each of the Acquired Funds are payable to the extent, at the rate and in the form declared by each such Fund's Board. Distributions on New RMR common shares by New RMR will be payable to the extent, at the rate and in the form declared by the New RMR Board and will be determined based on market conditions and other factors the New RMR Board deems relevant. Nevertheless, there can be no assurance that New RMR will, after the Reorganizations, pay any specific amount of regular distribution in any specific form, pay any regular distribution at all, that quarterly distributions will continue, or that any annual capital gains distributions will be paid. See "Additional Information About Preferred Shares of the Funds—Distribution Restrictions".

        The 1940 Act generally limits a Fund's distribution of capital gains to once per year. As a result, distributions of capital gains realized from the sale of investments generally are not a part of the Funds' monthly or quarterly distributions to their common shareholders. The Code imposes taxes on undistributed capital gains by regulated investment companies. Historically, each Acquired Fund has sought to reduce or eliminate the taxes they have paid, although certain Funds have previously elected to pay modest excise taxes in order to retain funds until the character of the distributions they received from their REIT investments became known or because the Advisor and the Board determined that the deferral of distributions was otherwise in the best interests of the Fund's shareholders. New RMR expects to do the same.

        Because the character of the income which the Funds receive from their REIT investments is generally not known until after year end, the Funds are generally unable to precisely know that their regular distributions equal their respective net investment income or that their respective annual capital gains distributions equal their respective net capital gains income. Accordingly, each Fund may have historically made some "return of capital" distributions. All distributions by the Funds are periodically determined by the respective Funds' Boards. There can be no assurance that New RMR will, after the Reorganizations, pay any specific amount of regular distribution, pay any regular distribution at all, that quarterly distributions will continue, or that any annual capital gains distributions will be paid.

  Managed Dividend Policy

        The Funds have made an application to the SEC for exemptive relief from certain provisions of the 1940 Act, and the rules and regulations thereunder, to implement a policy referred to as a "managed dividend policy," which is pending. In effect, a managed dividend policy allows a Fund to allocate, shortly after the end of each year, portions of each periodic distribution which are to be treated by the Fund's common shareholders as ordinary income, capital gains, or otherwise. If relief is granted by the SEC, and each Fund adopts a managed dividend policy, it may have the effect of eliminating or reducing the distribution variability that can be associated with a level rate dividend policy. Each Fund believes that such a reduction in variability makes it possible for such Fund to pay regular monthly or quarterly distributions which are higher than those the Fund might pay under a level rate dividend policy and that a managed dividend policy permits a fairer allocation to the Fund's shareholders of the Fund's periodic distributions among income and capital gains which the Funds believe is more in accord with their shareholders' normal expectations. There is no guarantee that the Funds will receive an exemptive order which permits a managed dividend policy, or if it is received that the Funds' Boards will implement such a policy.

  Dividend Reinvestment Plan

        Each Fund has adopted a dividend reinvestment plan ("DRIP"). Holders of common shares have all cash distributions invested in common shares of their applicable Fund automatically unless they elect to receive cash, which is sometimes referred to as an "opt out plan". As part of the DRIP, holders of common shares will also have the opportunity to purchase additional common shares by submitting a cash payment for the purchase of such shares (the "Cash Purchase Option"). A shareholder's cash payment, if any, for the additional shares may not exceed $10,000 per quarter and must be for a minimum of $100 per quarter. Wells Fargo Bank, N.A., as agent for the common shareholders, or, the Plan Agent, will receive a shareholder's distributions and additional cash payments under the Cash Purchase Option and either purchase common shares for a shareholder's account in the open market or directly from the respective Fund. If a shareholder elects not to participate in the DRIP, the shareholder will receive all cash distributions in cash paid by check mailed to such shareholder (or, generally, if a shareholder's shares are held in street name, to the shareholder's broker) by Wells Fargo Bank, N.A. as the Funds' paying agent. A shareholder may elect not to participate in the DRIP by contacting Wells Fargo Bank, N.A., at the address or phone number set forth below.

        If a holder of common shares decides to participate in the DRIP, the number of common shares the shareholder will receive will be determined as follows:

            (i)  If, on the payment date of the distribution, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is below the NAV per common share on that payment date, the agent for the DRIP (the "Plan Agent") will receive the distribution in cash and, together with the shareholder's additional cash payments, if any, will purchase common shares in the open market, on NYSE Amex or elsewhere, for the shareholder's account prior to the next ex-dividend date. It is possible that the market price for a Fund's common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the distribution had been paid to the shareholder in common shares newly issued by the Fund. In the event it appears that the Plan Agent will not be able to complete the open market purchases prior to the next ex-dividend date, a Fund will determine whether to issue the remaining shares at the greater of (a) NAV per common share at the time of purchase or (b) 100% of the per common share market price at the time of purchase. Interest will not be paid on any uninvested amounts.

           (ii)  If, on the payment date of the distribution, the market price per common share of a Fund plus estimated per share brokerage commissions applicable to an open market purchase of common shares is at or above the NAV per common share on that payment date, the Fund will issue new shares for shareholder's account, at a price equal to the greater of (a) NAV per common share on that payment date or (b) 95% of the per common share market price on that payment date.

        The Plan Agent maintains all shareholder accounts in the DRIP (including all shares purchased under the Cash Purchase Option) and provides written confirmation of all transactions in the accounts, including information shareholders may need for tax records. Common shares in a shareholder's account will be held by the Plan Agent in non-certificated form. Any proxy a shareholder receives will include all common shares the shareholder has received or purchased under the Plan.

        Shareholders may withdraw from the DRIP at any time by giving written notice to the Plan Agent. If a shareholder withdraws or the DRIP is terminated, the Plan Agent will transfer the shares in such shareholder's account to the shareholder (which may include a cash payment for any fraction of a share in a shareholder's account). Upon request, the Plan Agent will sell a shareholder's shares in the DRIP and send the shareholder the proceeds, minus brokerage commissions to be paid by the shareholder.

        The Plan Agent is not authorized to make any purchases of shares for a shareholder's account if doing so will result in the shareholder owning shares in excess of 9.8% of the total shares outstanding in the Fund. Dividends or Cash Purchase Option payments which may result in such prohibited transactions will be paid to the shareholder in cash.

        Participation in the DRIP or the Cash Purchase Option will not relieve the shareholder of any federal, state or local income tax that may be payable (or required to be withheld) as a result of distributions the shareholder receives which are credited to the shareholder's account under a DRIP rather than paid in cash. Automatic reinvestment of distributions in a Fund's common shares will not relieve a shareholder of tax obligations arising from a shareholder's receipt of that Fund's distributions even though the shareholder does not receive any cash (i.e., capital gains and income may be realized).

        The Plan Agent's administrative fees will be paid by the relevant Fund. There will be no brokerage commission charged with respect to common shares issued directly by the Funds. Each participant will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases of Fund shares pursuant to the DRIP including the Cash Purchase Option. Each Fund may amend or terminate its DRIP or the Cash Purchase Option if the Fund's Board determines the change is warranted. However, no additional charges will be imposed upon participants by amendment to the DRIP except after prior notice to DRIP participants. Requests for additional information about and all correspondence relating to the DRIP should be directed to Wells Fargo Bank, N.A. (the "Administrator"), at Shareowner Services, P.O. Box 64854, St. Paul, Minnesota 55164-0854, or by telephone at 1-866-877-6331 and by overnight mail to Wells Fargo Bank, N.A., 161 Concord Exchange, South St. Paul, MN 55075. Shareholders who hold shares of a Fund in "street name," that is, through a broker, financial advisor or other intermediary should not contact the Administrator with DRIP correspondence, or opt out Cash Purchase Option or other requests. If a shareholder owns shares in street name, the shareholder must instead contact the shareholder's broker, financial advisor or intermediary. If a shareholder owns shares in street name, the shareholder may not be able to transfer the shares to another broker and continue to participate in the DRIP.

Additional Information About Preferred Shares of the Funds

  General

        Each Fund's declaration of trust authorizes the issuance of an unlimited number of preferred shares, in one or more series, with rights as determined by the Fund's Board. Such shares may be issued by action of the Board without shareholder approval. If the assets of the Fund increase, the Fund may offer additional preferred shares to maintain the leverage ratio of the Fund. A complete description of the terms of New RMR's preferred shares is contained in New RMR's bylaws, which are attached as Appendix F to the SAI and incorporated by reference herein. Any descriptions of New RMR's preferred shares contained in this Joint Proxy Statement/Prospectus are qualified in their entirety by the full description of New RMR's preferred shares contained in New RMR's bylaws.

        All preferred shares of the Funds have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid distributions (whether or not earned or declared by the Funds). Preferred shares rank on parity with shares of any other class or series of preferred stock of the Funds as to the payment of periodic dividends or distributions, including distribution of assets upon liquidation. All preferred shares carry one vote per share on all matters on which such shares are entitled to be voted. Preferred shares of the Funds are fully paid and non-assessable and have no preemptive, exchange, conversion or cumulative voting rights. The following table shows the percentage of each Fund's total assets represented by the liquidation value of the outstanding preferred shares on December 31, 2008.

		Liquidation Value of Preferred Shares
Fund	Total Assets	Value	As a Percentage of Total Assets
Old RMR	$36,591,294	$10,950,000	30%
RHR(1)	$10,396,221	$2,875,000	28%
RFR	$4,249,972	$1,175,000	28%
RDR(2)	$10,211,650	$5,800,000	57%
RCR(3)	$3,924,016	$1,075,000	27%

(1)
On January 7, 2009, RHR redeemed 24 of its issued and outstanding preferred shares with a total liquidation preference of $600,000. The effect of this redemption is not reflected in the figures above.

(2)
On January 2, 2009 and January 9, 2009, RDR redeemed a total of 168 of its issued and outstanding preferred shares with a total liquidation preference of $4,200,000. The effect of these redemptions are not reflected in the figures above.

(3)
On January 8, 2009, RCR redeemed 16 of its issued and outstanding preferred shares with a total liquidation preference of $400,000. The effect of this redemption is not reflected in the figures above.

  Outstanding Securities

        Set forth below is information about each Fund's preferred shares as of December 31, 2008. Information concerning each Fund's common shares is set forth under the heading "Additional Information About Common Shares of the Funds—Outstanding Securities."

Fund	Title of Class	Amount Authorized	Amount Held by Fund	Amount Outstanding Exclusive of Amount Held by Fund
Old RMR	Preferred Shares	Unlimited(1)	—	438
RHR	Preferred Shares	Unlimited(2)	—	115
RFR	Preferred Shares	Unlimited(3)	—	47
RDR	Preferred Shares	Unlimited(4)	—	232
RCR	Preferred Shares	Unlimited(5)	—	43

(1)
Old RMR's declaration of trust authorizes Old RMR to issue an unlimited number of preferred shares. Pursuant to this authority, Old RMR's Board has authorized a series of preferred shares, designated Series T, and has authorized 3,000 preferred shares to constitute Series T.

(2)
RHR's declaration of trust authorizes RHR to issue an unlimited number of preferred shares. Pursuant to this authority, RHR's Board has authorized a series of preferred shares, designated

  Series Th, and has authorized 8,000 preferred shares to constitute Series Th. On January 7, 2009, RHR redeemed 24 of its issued and outstanding preferred shares with a total liquidation preference of $600,000. The effect of this redemption is not reflected in the figures above.

(3)
RFR's declaration of trust authorizes RFR to issue an unlimited number of preferred shares. Pursuant to this authority, RFR's Board has authorized a series of preferred shares, designated Series W, and has authorized 8,000 preferred shares to constitute Series W.

(4)
RDR's declaration of trust authorizes RDR to issue an unlimited number of preferred shares. Pursuant to this authority, RDR's Board has authorized a series of preferred shares, designated Series M, and has authorized 15,000 preferred shares to constitute Series M. On January 2, 2009 and January 9, 2009, RDR redeemed a total of 168 of its issued and outstanding preferred shares with a total liquidation preference of $4,200,000. The effect of these redemptions are not reflected in the figures above.

(5)
RCR's declaration of trust authorizes RCR to issue an unlimited number of preferred shares. Pursuant to this authority, RCR's Board has authorized a series of preferred shares, designated Series F, and has authorized 1,000 preferred shares to constitute Series F. On January 8, 2009, RCR redeemed 16 of its issued and outstanding preferred shares with a total liquidation preference of $400,000. The effect of this redemption is not reflected in the figures above.

  Purchase and Sale

        Purchase and sale procedures for the preferred shares of the Acquired Funds are identical. The post-Reorganization purchase and sale procedures for the preferred shares of New RMR will also be identical to those of the Acquired Funds. Each Acquired Fund's series of preferred shares are purchased and sold at separate auctions conducted on a regular basis. Unless otherwise permitted by the Funds, existing and potential holders of preferred shares only may participate in auctions through their broker dealers. Because of current market conditions, auctions for preferred shares of many closed end funds have failed to attract sufficient clearing bids. There can be no assurance that the auctions for the preferred shares of New RMR will attract sufficient clearing bids. In this situation, holders of such preferred shares may not be able to sell their shares through the auction mechanism. To date, no auctions for preferred securities of the Acquired Funds have failed to attract sufficient clearing bids. However, RBC Capital Markets Corporation, an affiliate of RBC Dain Rauscher Inc., the Acquired Funds' lead broker-dealer for their preferred securities, has acquired for its own account a substantial portion of the Acquired Funds' preferred securities in the auctions, and may ultimately come to own for its account all or substantially all of such preferred securities. For example, according to the Royal Bank of Canada's (the parent company of RBC Capital Markets Corporation) latest Schedule 13G filings, it owns 85.4%, 11.0%, 23.4%, 67.2% and 25.9% of the respective issued and outstanding preferred shares of Old RMR, RHR, RFR, RDR and RCR. If RBC Capital Markets Corporation had not been a purchaser of preferred securities in the Acquired Funds' auctions, the applicable auctions likely would have "failed" and holders of the Acquired Funds' preferred shares would not have been able to sell their preferred shares in the applicable auctions. See "Risk Factors and Special Considerations."

        Broker-dealers may maintain a secondary trading market in the preferred shares outside of auctions; however, historically they have not done so and are not expected to do so in the future. The broker dealers have no obligation to make a secondary market in the preferred shares outside of the auction, and there can be no assurance that a secondary market for the preferred shares will develop or, if it does develop, that it will provide holders with liquidity for their investment in preferred shares. See "Risk Factors and Special Considerations."

  Distributions and Rate Periods

  General

        The following is a general description of distributions and rate periods for the preferred shares of each of the Funds. Rate periods normally are seven days for the preferred shares of the Funds, and the distribution rate for each rate period is determined by an auction generally held on the business day before commencement of the rate period. Subject to certain conditions, the Funds may change the length of subsequent rate periods, depending on the Fund's needs and the Advisor's outlook for interest rates and other market factors, by designating them as special rate periods.

  Distribution Payment Dates

        Distribution rates on preferred shares of the Funds are determined based upon auctions held generally every seven days. The distribution rates on the new preferred shares to be issued by New RMR after the Reorganizations will be similarly established. Because of current market conditions, auctions for preferred shares of many closed end funds have failed to attract sufficient clearing bids. There can be no assurance that the auctions for the preferred shares of the reorganized New RMR will attract sufficient clearing bids. If sufficient clearing bids are not made in an auction for a Fund's preferred shares, the auction is deemed to have "failed" and the applicable dividend rate for the subsequent dividend period is the maximum applicable rate, established in accordance with a predetermined formula. In this situation holders of such preferred shares may not be able to sell their shares through the auction mechanism. To date, no auctions for preferred securities of the Acquired Funds have failed to attract sufficient clearing bids. However, RBC Capital Markets Corporation, an affiliate of RBC Dain Rauscher Inc., the Acquired Funds' lead broker-dealer for their preferred securities, has acquired for its own account a substantial portion of the Acquired Funds' preferred securities in the auctions, and may ultimately come to own for its account all or substantially all of such preferred securities. For example, according to the Royal Bank of Canada's (the parent company of RBC Capital Markets Corporation) latest Schedule 13G filings, it owns 85.4%, 11.0%, 23.4%, 67.2% and 25.9% of the respective issued and outstanding preferred shares of Old RMR, RHR, RFR, RDR and RCR. If RBC Capital Markets Corporation had not been a purchaser of preferred securities in the Acquired Funds' auctions, the applicable auctions likely would have "failed" and holders of the Acquired Funds' preferred shares would not have been able to sell their preferred shares in the applicable auctions. See "Risk Factors and Special Considerations."

        Distributions will be paid through DTC on each distribution payment date. The distribution payment date will normally be the first business day after the rate period ends. DTC, in accordance with its current procedures, is expected to distribute amounts received from the auction agent in same day funds on each distribution payment date to agent members (members of DTC that will act on behalf of existing or potential preferred shareholders). These agent members are in turn expected to pay these distributions to the persons for whom they are acting as agents. The current broker dealers for the Funds have indicated that distribution payments will be available in same day funds on each distribution payment date to customers that use such broker dealers or such broker dealer's designee as agent member.

  Calculation of Distribution Payment

        The Funds compute the amount of distributions per share payable on preferred shares by determining a rate, derived by multiplying the stated rate in effect by a fraction. The numerator of this fraction will normally be the number of days in the rate period or part thereof, and the denominator of the fraction will be 360 for any rate period, including a special rate period. This rate is multiplied by $25,000 to arrive at the distributions per share. Distributions on preferred shares will accumulate from the date of their original issue. For each rate period after the initial rate period, the distribution rate will be the rate determined at auction, except as described below. The distribution rate that results from an auction generally will not be greater than the maximum applicable rate.

        The maximum applicable rate for any regular rate period will be the greater of (i) the applicable percentage of the Reference Rate or (ii) the applicable spread plus the Reference Rate. The "Reference Rate" is the applicable LIBOR Rate (as defined in each Fund's bylaws) for a dividend period or a special distribution period of fewer than 365 days, or the applicable Treasury Index Rate (for a special distribution period of 365 days or more.) In the case of a special rate period, the maximum applicable rate will be specified by the applicable Fund in the notice of the special rate period for such distribution payment period. The applicable percentage and applicable spread will be determined based on the lower of the credit rating or ratings assigned to preferred shares by Moody's and Fitch (the "Rating Agencies"). If Fitch and Moody's or both do not make such rating available, the rate will be determined by reference to equivalent ratings issued by a substitute rating agency. The "Treasury Index Rate" is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable distribution period for the preferred shares.

  Dividend Rates

        The following table provides information about the dividend rates for each series of each Fund's preferred shares as of a recent auction date:

FUND/SERIES	AUCTION DATE	RATE
Old RMR/Series T	February 24, 2009	1.82%
RHR/Series Th	February 26, 2009	1.82%
RFR/Series W	February 25, 2009	1.81%
RDR/Series M	February 23, 2009	1.81%
RCR/Series F	February 27, 2009	2.00%

        The dividend rate for an Acquired Fund's preferred shares in effect at the closing of that Acquired Fund's Reorganization will be the rate determined at the most recent previous auction held for that Acquired Fund's preferred shares immediately prior to the closing date of that Reorganization. The auction dates, rate period and dividend payment dates of an Acquired Fund's preferred shares and the New RMR preferred shares received in the Reorganization in exchange for such Acquired Fund's preferred shares will be the same.

        In most cases, if an auction for preferred shares is not held when scheduled, the distribution rate for the corresponding rate period will be the maximum rate on the date the auction was scheduled to be held. The maximum rate would not apply, for example, if an auction could not be held when scheduled because the New York Stock Exchange was closed for three or more consecutive business days due to circumstances beyond its control or the auction agent was not able to conduct an auction in accordance with the Auction Procedures (as defined below) due to circumstances beyond its control.

  Distribution Restrictions

        While any of a Fund's preferred shares are outstanding, the Fund generally may not declare, pay or set apart for payment, any dividend or other distribution in respect of its common shares (other than in additional common shares or rights to purchase common shares) or repurchase any of its common shares (except by conversion into or exchange for shares of the Fund ranking junior to the preferred shares as to the payment of dividends and other distributions, including the distribution of assets upon liquidation) unless each of the following conditions has been satisfied:

  •
  In the case of the Moody's coverage requirements, immediately after such transaction, the aggregate Moody's discounted value (i.e., the aggregate value of a Fund's portfolio discounted according to Moody's criteria) would be equal to or greater than the amount necessary to pay all outstanding obligations of the Fund with respect to the liquidation preference and any redemption premium on any preferred shares outstanding, accumulated distributions on any preferred shares outstanding, expenses for the next 90 days and any other liabilities of the Fund (a Fund's "Preferred Shares Basic Maintenance Amount") (see "—Rating Agency Guidelines and Asset Coverage" below);

  •
  In the case of Fitch's coverage requirements, immediately after such transaction, the aggregate Fitch discounted value (i.e., the aggregate value of a Fund's portfolio discounted according to Fitch criteria) would be equal to or greater than the Fund's Preferred Shares Basic Maintenance Amount;

  •
  Immediately after such transaction, the 1940 Act Preferred Shares Asset Coverage (as defined in this Joint Proxy Statement/Prospectus under "Rating Agency Guidelines and Asset Coverage" below) is met;

  •
  Full cumulative distributions on the Fund's preferred shares due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof are reasonably expected by the Fund to be available for payment on the date payment is due to the auction agent; and

  •
  The Fund has redeemed the full number of preferred shares required to be redeemed by any provision for mandatory redemption contained in its declaration of trust or bylaws.

        A Fund generally will not declare, pay or set apart for payment any distribution on any of its shares ranking as to the payment of distributions on a parity with its preferred shares unless the Fund has declared and paid or contemporaneously declare and pay full cumulative distributions on its preferred shares through its most recent distribution payment date. However, when a Fund has not paid distributions in full on its preferred shares through the most recent distribution payment date or upon any shares of the Fund ranking, as to the payment of distributions, on a parity with its preferred shares through their most recent respective distribution payment dates, the amount of distributions declared per share on a Fund's preferred shares and such other class or series of shares will in all cases bear to each other the same ratio that accumulated distributions per share on the preferred shares and such other class or series of shares bear to each other.

  Designations of Special Rate Periods

        In certain circumstances a Fund may designate any succeeding subsequent rate period as a special rate period consisting of a specified number of rate period days evenly divisible by seven, subject to certain adjustments. A designation of a special rate period shall be effective only if, among other things, (i) the Fund shall have given certain notices to the holders of preferred shares and the auction agent, which notice to the auction agent will include a report showing that, as of the third business day next preceding the proposed special rate period, the Moody's discounted value and Fitch discounted value, as applicable, were at least equal to the Preferred Shares Basic Maintenance Amount; (ii) an auction shall have been held on the auction date immediately preceding the first day of such proposed special rate period and sufficient clearing bids shall have existed in such auction; and (iii) if the Fund shall have mailed a notice of redemption with respect to any of its preferred shares, the redemption price with respect to such shares shall have been deposited with the auction agent. In addition, full cumulative distributions, any amounts due with respect to mandatory redemptions and any additional distributions payable prior to such date must be paid in full or deposited with the auction agent. The Fund also must have portfolio securities with a discounted value at least equal to the Preferred Shares Basic Maintenance Amount in accordance with the requirements of the rating agency or agencies then rating the Fund's preferred shares. Each Fund will give its preferred shareholders notice of a special rate period as provided in the Fund's bylaws.

  Redemption

  Mandatory Redemption

        In the event a Fund does not timely cure a failure to maintain (i) a discounted value of its portfolio equal to the Fund's Preferred Shares Basic Maintenance Amount in accordance with the requirements of the rating agency or agencies then rating the Fund's preferred shares or (ii) the Fund's 1940 Act Preferred Shares Asset Coverage, the Fund's preferred shares will be subject to mandatory redemption on a date specified by the Fund's Board out of funds legally available therefor in accordance with the Fund's bylaws and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid distributions thereon (whether or not earned or declared by the Fund) to (but not including) the date fixed for redemption. Any such redemption will be limited to the number of preferred shares necessary to restore the required discounted value or the Fund's 1940 Act Preferred Shares Asset Coverage, as the case may be. A Fund's "1940 Act Preferred Shares Asset Coverage" shall mean asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of a Fund which are shares, including all outstanding preferred shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed end investment company as a condition of declaring dividends on its common shares or stock).

        In determining the number of preferred shares required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy the Fund's Preferred Shares Basic Maintenance Amount or the Fund's 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the preferred shares of the Fund subject to redemption or retirement. If fewer than all outstanding shares of any series are, as a result, to be redeemed, the Fund may redeem such shares pro rata from the holders in proportion to their holdings, or by any other method that the Fund deems fair and equitable.

  Optional Redemption

        Each Fund has the option to redeem its preferred shares, in whole or in part, out of funds legally available therefor. Any optional redemption will occur on the second business day preceding a distribution payment date at the redemption price per share of $25,000, plus an amount equal to accumulated but unpaid distributions thereon (whether or not earned or declared by the Fund) to (but not including) the date fixed for redemption plus the premium, if any, specified in a special redemption provision. No preferred shares may be redeemed if the redemption would cause the Fund to violate the 1940 Act or applicable law. The Funds have the authority to redeem the preferred shares for any reason.

        Except for the provisions described above, nothing contained in the Funds' bylaws limits any right of any Fund to purchase or otherwise acquire any preferred shares of such Fund outside of an auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of distributions on, or the mandatory or optional redemption price with respect to, any shares for which notice of redemption has been given and the Fund meets the applicable 1940 Act Preferred Shares Asset Coverage and the Preferred Shares Basic Maintenance Amount test after giving effect to such purchase or acquisition on the date thereof. Any shares that are purchased, redeemed or otherwise acquired by a Fund shall have no voting rights. If fewer than all the outstanding preferred shares of a Fund are redeemed or otherwise acquired by the Fund, the Fund shall give notice of such transaction to the auction agent, in accordance with the procedures agreed upon by the Fund's Board.

  Liquidation

        Subject to the rights of holders of shares ranking on a parity with preferred shares with respect to the distribution of assets upon liquidation of each Fund, upon a liquidation of a Fund, whether voluntary or involuntary, the holders of preferred shares of such Fund then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution is made on the common shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all distributions thereon (whether or not earned or declared by the Fund, but excluding interest thereon) accumulated but unpaid to (but not including) the date of final distribution in same day funds in connection with the liquidation of the Fund. After the payment to preferred shareholders of the full preferential amounts provided for as described herein, preferred shareholders of a Fund as such shall have no right or claim to any of the Fund's remaining assets.

        Neither the sale of all or substantially all the property or business of any Fund, nor the merger or consolidation of the any Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with the Fund, including the Reorganizations, shall be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

  Rating Agency Guidelines and Assets Coverage

        The Funds are required under Rating Agencies' guidelines to maintain assets having in the aggregate for each Fund a discounted value at least equal to the Preferred Shares Basic Maintenance Amount of the Fund. The discounted value of an asset (other than cash and cash equivalents) is a specified percentage of its full value; this discounting is intended to provide increased assurance of adequate asset coverage in the face of expected or unexpected fluctuation in the value of the assets. Each Rating Agency has established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by such rating agency). The Rating Agencies' guidelines impose certain diversification requirements on the Funds' portfolios. Other than as needed to meet the asset coverage tests, the Rating Agencies' guidelines do not impose any absolute limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the discounted value of a Fund's portfolio. The amount of ineligible assets included in a Fund's portfolio at any time depends upon the rating, diversification and other characteristics of the assets included in the portfolio. The Preferred Shares Basic Maintenance Amount for a Fund includes the sum of (i) the aggregate liquidation preference of preferred shares of the Fund then outstanding and (ii) certain accrued and projected distribution and other payment obligations of the Fund.

        Each Fund is also required under the 1940 Act to maintain the 1940 Act Preferred Shares Asset Coverage. A Fund's 1940 Act Preferred Shares Asset Coverage is tested as of the last business day of each month in which any senior equity securities of a Fund are outstanding and in connection with the declaration of any distribution on, or repurchase of, any common or preferred shares. The minimum required 1940 Act Preferred Shares Asset Coverage amount of 200% may be increased or decreased if the 1940 Act is amended in this regard. Based on the composition of the portfolio of each Fund and market conditions as of February 28, 2009, the 1940 Act Preferred Shares Asset Coverage with respect to each Fund's preferred shares as of February 28, 2009 is below:

Fund	Value of Fund assets less liabilities not constituting senior securities	Senior securities representing indebtedness plus liquidation value of the Fund's preferred shares	1940 Act Preferred Shares Asset Coverage
Old RMR	$26,276,396	$10,950,000	240%
RHR	$7,102,838	$2,275,000	312%
RFR	$3,285,101	$1,175,000	280%
RDR	$4,642,481	$1,600,000	290%
RCR	$2,445,504	$675,000	362%

        In the event a Fund does not timely cure a failure to maintain (a) a discounted value of its portfolio at least equal to the Fund's Preferred Shares Basic Maintenance Amount in accordance with the requirements of the rating agency or agencies then rating the Fund's preferred shares, or (b) the 1940 Act Preferred Shares Asset Coverage applicable to the Fund, the Fund will be required to redeem preferred shares as described under "Redemption—Mandatory Redemption" above.

        A Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's or Fitch. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for a Fund's preferred shares may, at any time, change or withdraw such rating. A Fund's Board may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives confirmation from Moody's or Fitch, or both, as appropriate, that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's and Fitch to the Fund's preferred shares.

        A Fund's Board may amend the definition of maximum rate to increase the percentage amount by which the reference rate is multiplied to determine the maximum rate without the vote or consent of the Fund's preferred shareholders or of any other of the Fund's shareholders, provided that immediately following any such increase the Fund could meet the Preferred Shares Basic Maintenance Amount test.

        As described by Moody's and Fitch, a preferred shares rating is an assessment of the capacity and willingness of an issuer to pay preferred shares obligations. The preferred shares of Old RMR have received a rating of "Aaa" from Moody's and "AAA" from Fitch and the preferred shares of RHR, RFR, RDR and RCR have received a rating of "Aaa" from Moody's and "AA" from Fitch. Fitch has placed Old RMR on "Ratings Watch Negative" and Moody's has announced that it is reviewing the ratings of the Acquired Funds' preferred shares for a potential downgrade. New RMR has applied to Moody's and Fitch to receive ratings on the preferred shares to be issued in the Reorganizations. The ratings on the preferred shares are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of a Fund's preferred shares will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to the Rating Agencies by the Funds and the Advisor and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. None of the Funds' common shares have been rated by a rating agency. More information about the ratings is available in the SAI.

        A rating agency's guidelines will apply to a Fund's preferred shares only so long as such rating agency is rating such shares. The Funds pay certain fees to Moody's and Fitch for rating their preferred shares.

  Voting Rights

        Except as otherwise provided in this Joint Proxy Statement/Prospectus and in the SAI, in a Fund's declaration of trust or bylaws, or as otherwise required by law, holders of a Fund's preferred shares will have equal voting rights with holders of common shares and holders of any other shares of preferred shares of the Fund (one vote per share) and will vote together with holders of common shares and holders of any other preferred shares of the Fund as a single class.

        Holders of a Fund's outstanding preferred shares, voting as a separate class, are entitled at all times to elect two of the Fund's Trustees. The remaining Trustees normally are elected by holders of common shares and preferred shares voting together as a single class. If at any time distributions (whether or not earned or declared by a Fund) on outstanding preferred shares, shall be due and unpaid in an amount equal to two full years' distributions thereon, and sufficient cash or specified securities shall not have been deposited with the auction agent for the payment of such distributions, then, as the sole remedy of holders of a Fund's outstanding preferred shares, the number of Trustees constituting the Board shall be increased and holders of preferred shares shall be entitled to elect additional Trustees such that the Trustees elected solely by preferred shareholders will constitute a majority of the Fund's Trustees, as described in the Fund's bylaws. If the Fund thereafter shall pay, or declare and set apart for payment, in full, distributions payable on all outstanding preferred shares, the voting rights stated in the preceding sentence shall cease, and the terms of office of all of the additional Trustees so elected by the Fund's preferred shareholders (but not of the Trustees with respect to whose election the holders of common shares were entitled to vote or the two Trustees the preferred shareholders have the right to elect in any event), will terminate automatically.

        So long as a Fund has any preferred shares outstanding, the Fund may not, without the affirmative vote or consent of holders of 75% of each class of the Fund's shares outstanding, authorize a Fund's conversion from a closed end to an open end investment company. So long as a Fund has any preferred shares outstanding, the Fund will not, without the affirmative vote or consent of the holders of a majority of the preferred shares outstanding at such time (voting together as a separate class):

          (a)   authorize, create or issue, or increase the authorized or issued amount of, any class or series of shares ranking prior to or on a parity with the Fund's preferred shares with respect to payment of dividends or distributions, including distribution of assets on dissolution, liquidation or winding up the affairs of the Fund, or authorize, create or issue additional preferred shares, unless, in the case of preferred shares on a parity with the outstanding preferred shares, the Fund obtains confirmation from Moody's (if Moody's is then rating the preferred shares), Fitch (if Fitch is then rating the preferred shares) or any substitute rating agency (if any such substitute rating agency is then rating the preferred shares) that the issuance of such a class or series would not impair the rating then assigned by each such Rating agency to the Fund's outstanding preferred shares; or

          (b)   amend, alter or repeal the provisions of the Fund's bylaws by merger, consolidation or otherwise, so as to affect any preference, right or power of the Fund's preferred shares or preferred shareholders; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of the Fund's preferred shares will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Fund's preferred shareholders and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the Fund's preferred shares with respect to the payment of dividends and distributions, including distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund will be deemed to affect such preferences, rights or powers only if Moody's or Fitch is then rating the Fund's preferred shares and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount applicable to the Fund.

        So long as a Fund has preferred shares outstanding, the Fund shall not, without the affirmative vote or consent of the holders of a majority of the Fund's preferred shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

        No Fund will approve any of the actions set forth in (a) or (b) above which adversely affects the rights expressly set forth in Fund's bylaws of a holder of shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote or consent of the holders of a majority of the shares of each series adversely affected. Even with such a vote, some of the actions set forth in (a) or (b) above may not be permitted under the 1940 Act. Unless a higher percentage is provided for under a Fund's bylaws, the affirmative vote of the holders of a majority of the outstanding preferred shares of a Fund, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. "Majority of the outstanding" preferred shares of a Fund, as defined pursuant to the 1940 Act, means the lesser of (i) 67% or more of a Fund's preferred shares, as a single class, present at a meeting of a Fund's shareholders, if the holders of more than 50% of a Fund's outstanding preferred shares are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding preferred shares. However, to the extent permitted by Massachusetts law, in the case of the Acquired Funds, and to the extent permitted by Delaware law in the case of New RMR, a Fund's declaration of trust and bylaws, no vote of holders of common shares of a Fund, either separately or together with holders of preferred shares of the Fund as a single class, is necessary to take the actions contemplated by (a) and (b) above.

        The foregoing voting provisions will not apply with respect to a Fund's preferred shares if, at or prior to the time when a vote is required, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

  Auctions

  General

        Each of the Funds' bylaws provide that, except as otherwise described herein, the applicable distribution rate for preferred shares for each rate period after the initial rate period shall be equal to the rate per annum that the auction agent advises such Fund has resulted on the business day preceding the first day of such subsequent rate period (an "auction date") from implementation of the auction procedures (the "Auction Procedures") set forth in the bylaws and summarized below, in which persons determine to hold or offer to sell or, based on distribution rates bid by them, offer to purchase or sell preferred shares. Each periodic implementation of the Auction Procedures is referred to herein as an "auction." See the Funds' bylaws for a more complete description of the auction process.

  Auction Agency Agreements

        The Funds have each entered into auction agency agreements (each, an "Auction Agency Agreement") with the auction agent (currently, The Bank of New York) that provides, among other things, that the auction agent will follow the Auction Procedures for purposes of determining the applicable rate for preferred shares so long as the applicable rate is to be based on the results of an auction.

        The auction agent may terminate the Auction Agency Agreement upon notice to the Funds on a date no earlier than 60 days after such notice (30 days if such termination is because amounts due to the auction agent are unpaid). If the auction agent should resign with respect to any particular Fund, such Fund will use its reasonable best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the applicable Auction Agency Agreement. Any Fund may remove its auction agent at any time upon prior notice provided that prior to such removal such Fund shall have entered into such an agreement with a successor auction agent.

  Broker-Dealer Agreements

        Each Fund's auction requires the participation of one or more Broker-Dealers. The auction agent for such Fund will enter into agreements (collectively, the "Broker-Dealer Agreements") with one or more Broker-Dealers selected by such Fund, which provide for the participation of those Broker-Dealers in auctions for preferred shares.

        The auction agent will pay to each Broker-Dealer after each auction, from funds provided by such Fund, a service charge at the annual rate of 1/4 of 1%, for any auction preceding a rate period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealer, for any auction preceding a rate period of one year or more, of the liquidation preference ($25,000 per share) of the preferred shares held by a Broker-Dealer's customer upon settlement in the auction.

        Such Fund may request its auction agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination. The auction agent may not terminate the Broker-Dealer Agreements without such Fund's consent.

  Auction Procedures

        Prior to the submission deadline on each auction date for preferred shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a holder of preferred shares (a "Beneficial Owner") may submit orders with respect to such preferred shares to that Broker-Dealer as follows:

  •
  Hold order—indicating its desire to hold such shares without regard to the applicable rate for the next rate period;

  •
  Bid—indicating its desire to sell such shares at $25,000 per share if the applicable rate for the next rate period thereof is less than the rate specified; and/or

  •
  Sell order—indicating its desire to sell such shares at $25,000 per share without regard to the applicable rate for the next rate period thereof.

        A Beneficial Owner may submit different orders and types of orders to its Broker-Dealer with respect to preferred shares then held by the Beneficial Owner. A Beneficial Owner that submits its bid with respect to preferred shares to its Broker-Dealer having a rate higher than the applicable maximum rate on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A Beneficial Owner that fails to submit an order to its Broker-Dealer with respect to its shares will ordinarily be deemed to have submitted a hold order with respect to its shares to its Broker-Dealer. However, if a Beneficial Owner fails to submit an order with respect to such shares to its Broker-Dealer for an auction relating to a special rate period of more than 28 days, such Beneficial Owner will be deemed to have submitted a sell order. A sell order constitutes an irrevocable offer to sell the preferred shares subject to the sell order. A Beneficial Owner that offers to become the Beneficial Owner of additional preferred shares is, for purposes of such offer, a potential beneficial owner as discussed below.

        A potential beneficial owner is either a customer of a Broker-Dealer that is not a Beneficial Owner but wishes to purchase preferred shares or that is a Beneficial Owner that wishes to purchase additional preferred shares. A potential beneficial owner may submit bids to its Broker-Dealer in which it offers to purchase preferred shares at $25,000 per share if the applicable rate for such preferred shares for the next rate period is not less than the specified rate in such bid. A bid placed by a potential beneficial owner specifying a rate higher than the maximum rate on the auction date will not be accepted.

        The Broker-Dealers in turn will submit the orders of their respective customers who are Beneficial Owners and potential beneficial owners to the auction agent. The Broker-Dealers will designate themselves (unless otherwise permitted by the applicable Fund) as existing holders of shares subject to orders submitted or deemed submitted to them by Beneficial Owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential beneficial owners. However, neither the Fund nor the auction agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a Beneficial Owner or potential beneficial owner. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any preferred shares held by it or customers who are Beneficial Owners will be treated as a Beneficial Owner's failure to submit to its Broker-Dealer an order in respect of preferred shares held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Fund.

        The applicable rate for preferred shares for the next succeeding rate period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates in the submitted bids, would result in existing holders and potential holders owning all the preferred shares available for purchase in the auction.

        If there are not sufficient clearing bids for preferred shares, the applicable rate for the next rate period will be the maximum rate on the auction date. However, if the applicable Fund has declared a special rate period and there are not sufficient clearing bids, the election of a special rate period will not be effective and a regular rate period will commence. If there are not sufficient clearing bids, Beneficial Owners of preferred shares that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all preferred shares subject to such sell orders. If all of the applicable outstanding preferred shares are the subject of submitted hold orders, then the applicable rate for the next rate period will be 80% of the reference rate.

        The Auction Procedures include a pro rata allocation of preferred shares for purchase and sale that may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of preferred shares that is different than the number of preferred shares specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

        Settlement of purchases and sales will be made on the next business day (which is also a distribution payment date) after the auction date through DTC. Purchasers will make payment through their agent members in same day funds to DTC against delivery to their respective agent members. DTC will make payment to the sellers' agent members in accordance with DTC's normal procedures, which now provide for payment against delivery by their agent members in same day funds.

        The auctions for preferred shares will normally be held every 7 days, and a rate period will normally begin on the following business day.

        If an auction date is not a business day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the auction agent is not able to conduct an auction in accordance with the

Auction Procedures for any such reason, then the applicable rate for the next rate period will be the rate determined on the previous auction date.

        If a distribution payment date is not a business day because the New York Stock Exchange is closed for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the distribution payable on such date can not be paid for any such reason, then:

  •
  the distribution payment date for the affected rate period will be the next business day on which the Funds and their paying agent, if any, can pay the distribution;

  •
  the affected rate period will end on the day it otherwise would have ended; and

  •
  the next rate period will begin and end on the dates on which it otherwise would have begun and ended.

        See "Risk Factors and Special Considerations—Auction Risk."

  Additional Information

        New RMR preferred shares issued in connection with the Reorganizations will be governed by New RMR's bylaws. For additional information on New RMR preferred shares, consult New RMR's bylaws which are attached to the SAI as Appendix F.

Borrowings

        Each Fund's declaration of trust authorizes the applicable Fund, without prior approval of Fund shareholders, to borrow money. Each Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting all or substantially all such Fund's assets as security. Each Fund's declaration of trust authorizes the Fund's Board to pledge all or substantially all the Fund's assets to secure the Fund's borrowings without shareholder approval. In connection with such borrowing, a Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fees to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.

        Borrowings by the Funds are subject to certain limitations under the 1940 Act, including the amount of asset coverage required. In addition, agreements the Funds enter into related to borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act. See "Risk Factors—Leverage Risk."

        A lender's rights to receive interest on, and repayment of, principal of borrowings will be senior to your rights as a shareholder. The terms of the Fund's borrowings may contain provisions which limit the Fund's activities, including the payment of distributions to common shareholders, in some circumstances.

        The 1940 Act grants (in certain circumstances) a Fund's lenders voting rights in the event of default in the payment of interest on, or repayment of, principal. In the event that such provisions would impair a Fund's status as a regulated investment company under the Code, each Fund, subject to its ability to liquidate assets, intends to repay its borrowings.

Certain Provisions of the Declarations of Trust and Bylaws

        Massachusetts business trust law does not specifically provide that the shareholders of the Acquired Funds are not subject to any personal liability for any claims against, or liabilities of, such Funds solely by reason of being or having been a shareholder of an Acquired Fund. Under the Delaware Statutory Trust Act, shareholders of New RMR will be entitled to the same limitation of personal liability as is extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware.

        There is a remote possibility, however, that New RMR's shareholders could, under certain circumstances, be held liable for New RMR's obligations to the extent the courts of another state refused to recognize such limited liability in a controversy involving New RMR's obligations. Each Fund's declaration of trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument that a Fund or its Trustees enter. Each Fund's declaration of trust provides for indemnification out of the Fund's property of any shareholder held liable on account of being or having been a shareholder of the Fund. Thus, a Fund shareholder's risk of incurring financial loss due to shareholder liability is limited to circumstances in which a court refuses to recognize Massachusetts contract law and trust law, in the case of the Acquired Funds, or Delaware statutory trust law, in the case of New RMR, concerning limited liability of shareholders of a Massachusetts business trust or Delaware statutory trust, as applicable, the complaining party is held not to be bound by a Fund's disclaimer, and the Fund is unable to meet its indemnification obligations.

        Each Fund's declaration of trust or bylaws contains provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to an open end fund, including, but not limited to, the following:

  •
  Each Fund's Board is divided into three classes, each having a term of three years except that New RMR's Board's classes will have initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the terms of only one class of Trustees expires and new Trustees are elected for terms of three years. This provision of each Fund's declaration of trust could delay for up to two years the replacement of a majority of a Fund's Board.

  •
  The number of Trustees on each Fund's Board is currently five. However, a Fund's Board may increase the number of Trustees. Vacancies on a Fund's Board, including vacancies caused by an expansion in a Fund's Board, may be filled by a majority action of the Fund's Trustees then in office. These provisions of each declaration of trust may prevent a change in the majority of a Fund's Board for longer than two years. Furthermore, under New RMR's bylaws, so long as the number of Trustees shall be five or greater, at least two Trustees are required to be "Managing Trustees", meaning that such Trustees are required to be individuals who have been employees, officers or directors of New RMR's investment adviser or involved in the day-to-day activities of New RMR during the one year prior to their election.

  •
  An Acquired Fund's Trustees may only be removed from office for cause and by a vote of 75% of the Fund's shares entitled to vote for election of such Trustee. A Trustee of New RMR may only be removed from office (a) with or without "Cause" by the affirmative vote of the remaining Trustees or (b) with "Cause" by the action of at least 75% of the outstanding shares of the classes or series of shares of New RMR entitled to vote for the election of such Trustee. "Cause", under New RMR's declaration of trust, requires a showing of willful misconduct, dishonesty or fraud on the part of a Trustee.

  •
  New RMR's bylaws provide that except as may be mandated by the 1940 Act or any other applicable law or the listing requirements of the principal exchange on which New RMR's common shares are listed, subject to the voting rights of any class or series of New RMR shares,

    (a) a majority of all the votes cast at a meeting of shareholders duly called and at which a quorum is present is required to elect a Trustee in an uncontested election of Trustees and (b) a majority of all the shares entitled to vote at a meeting of shareholders duly called and at which a quorum is present is required to elect a Trustee in a contested election (which is an election at which the number of nominees exceeds the number of Trustees to be elected).

  •
  Each Fund's declaration of trust contains provisions which restrict any one person or group of persons from owning more than 9.8% of its shares.

  •
  New RMR's declaration of trust provides for various regulatory and disclosure requirements affecting New RMR or any of its subsidiaries that shareholders of New RMR are required to comply with, including, among other things: (a) requiring that shareholders whose ownership interest in New RMR or actions affecting New RMR, triggers the application of any requirement or regulation of any federal, state, municipal or other governmental or regulatory body on New RMR or any subsidiary of New RMR or any of their respective businesses, assets or operations, promptly take all actions necessary and fully cooperate with New RMR to ensure that such requirements or regulations are satisfied without restricting, imposing additional obligations on or in any way limiting the business, assets, operations or prospects of New RMR or any subsidiary of New RMR; and (b) requiring that, if the shareholder fails or is otherwise unable to promptly take such actions so as to satisfy such requirements or regulations, then the shareholder shall promptly divest a sufficient number of shares of New RMR necessary to cause the application of such requirement or regulation to not apply to New RMR or any subsidiary of New RMR; and, if the shareholder fails to cause such satisfaction or divest itself of such sufficient number of shares of the Fund by not later than the 10th day after triggering such requirement or regulation, then any shares of New RMR beneficially owned by such shareholder at and in excess of the level triggering the application of such requirement or regulation shall, to the fullest extent permitted by law, be subject to the same provisions that apply to ownership of shares in excess of the 9.8% limitation referenced above.

  •
  The affirmative vote of 75% of a Fund's Board and of 75% of each class of a Fund's shareholders entitled to vote on the matter is required to convert the Fund from a closed end to an open end investment company, which is a higher voting standard than that required by the 1940 Act.

  •
  Except as otherwise described in this Joint Proxy Statement/Prospectus, the following actions require the affirmative vote or consent of a majority of the Trustees of a Fund then in office and, except where a different voting standard is required by the 1940 Act or any other applicable law, the affirmative vote of a majority of all the votes cast at a meeting of shareholders duly called at which a quorum is present:

  •
  the merger or consolidation or share exchange of the Fund or any series or class of the Fund's shares with or into any other person or entity or of any such person or entity with or into the Fund or any series or class of the Fund's shares;

  •
  the sale, lease or transfer of all or substantially all of the Fund's assets; or

  •
  the liquidation or termination of the Fund.

  •
  With respect to matters brought before a meeting of New RMR's shareholders, other than the election of Trustees, except as where a different voting standard is required by the 1940 Act or any other applicable law, by the listing requirements of the principal exchange on which the common shares of New RMR are listed or by a specific provision of New RMR's declaration of trust, (a) if the matter is approved by at least 60% of the Trustees then in office, including 60% of the Independent Trustees (as defined in New RMR's declaration of trust) then in office, a majority of all the votes cast at the meeting shall be required to approve the matter and (b) if the matter is not approved by at least 60% of the Trustees then in office, including 60% of the Independent Trustees then in office, 75% of all shares entitled to vote at the meeting shall be required to approve the matter.

    If any of the foregoing actions are approved by 75% of the Fund's Board then in office, then the shareholder vote required to accomplish these actions shall be eliminated unless such a vote is required by applicable law, and, if applicable law requires shareholder approval, the vote required will be the higher of (i) a majority of shares voted or (ii) the least amount permitted by applicable law.

    Notwithstanding the above, only a majority vote of a Fund's Board then in office is required to encumber, pledge or secure any or all of a Fund's assets in connection with the Fund's use of leverage.

  •
  The provisions of each Fund's declaration of trust, including those described above, may only be amended by the affirmative vote of a majority of a Fund's Board then in office and 75% of a Fund's shares entitled to vote on the matter; provided, however, that only a majority vote of a Fund's Board is required to change the Fund's domicile of existence without changing the substance of the Fund's declaration of trust; and, provided, further, that if the amendment is approved by 75% of a Fund's Board then in office no shareholder approval will be required unless such a vote is required by applicable law, and, if applicable law requires shareholder approval, the vote required will be the lesser of (i) a majority of shares voted or (ii) the least amount legally required.

  •
  Each Acquired Fund's declaration of trust, and New RMR's bylaws, contain provisions which generally prevent shareholder nominations of Trustees from being considered at shareholder annual meetings unless specified or requested information is provided and the Fund receives notice of these matters at least 90 and not more than 120 days, with respect to the Acquired Funds, and at least 120 days and not more than 150 days, with respect to New RMR, prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Shareholder nominations must also be made in compliance with other requirements set forth in each Fund's declaration of trust and bylaws. Under New RMR's bylaws, only a shareholder who, among other things, has continuously held the lesser of $2,000 in market value, or 1%, of New RMR's shares entitled to vote at the meeting for at least one year from the date of giving the notice required by New RMR's bylaws and through the time of the meeting, has been a shareholder of record during the one year immediately preceding the submission of a notice and who continues to be a shareholder at the time of the submission of a notice through the time of the meeting, may make nominations or propose other business to be considered by shareholders at an annual meeting. Except as may be required by applicable law, shareholder nominations that meet the requirements of a Fund's declaration of trust and bylaws will not be included in the Fund's proxy for an annual meeting unless those nominations are also supported by the Fund's Board, but they may be considered at the annual meeting whether or not they are supported by the Fund's Board.

  •
  Each Fund's declaration of trust and bylaws permit shareholder meetings to be called only by a Fund's Board, subject to the provisions of applicable law.

        The votes required to approve transactions constituting a plan of reorganization are higher than those required by the 1940 Act, subject to exception.

        New RMR's bylaws also expressly authorize the chairperson of a shareholders' meeting, subject to review by the Independent Trustees of New RMR, to adjourn the meeting for any reason deemed necessary by the chairperson, including if (a) no quorum is present for the transaction of the business,

(b) New RMR's Board or the chairperson of the meeting determines that adjournment is necessary or appropriate to enable the shareholders to consider fully information that New RMR's Board or the chairperson of the meeting determines has not been made sufficiently or timely available to shareholders or (c) New RMR's Board or the chairperson of the meeting determines that adjournment is otherwise in the best interests of New RMR.

        Similar to the declarations of trust of the Acquired Funds, New RMR's declaration of trust provides that shareholders will be liable to and indemnify New RMR from and against, all costs and expenses, including reasonable attorneys' and other professional fees, arising from a shareholder's breach of or failure to fully comply with any covenant, condition or provision of New RMR's declaration of trust or bylaws or any action against New RMR in which the shareholder is not the prevailing party. Under New RMR's declaration of trust, any amounts owed by a shareholder pursuant to the previous sentence accrue interest from the date the costs are incurred until the date of payment at a rate equal to the lesser of New RMR's highest marginal borrowing rate, and the maximum amount permitted by law.

        New RMR's declaration of trust also contains provisions that limit the ability of shareholders to bring derivative claims on behalf of New RMR or a class or series of shares or shareholders of New RMR. Among the other procedures and requirements set forth in New RMR's declaration of trust, to bring a derivative claim, a shareholder must first make demand on the Trustees requesting the Trustees to bring or maintain the derivative claim and such demand shall have the support of shareholders owning a majority of the outstanding class or series of shares of New RMR affected by the proposed action, proceeding or suit. If the Independent Trustees (as defined in New RMR's bylaws) determine not to bring or maintain a derivative claim, then such decision may only be overridden by the vote of 75% of the outstanding class or series of shares of New RMR affected by the proposed action, proceeding or suit.

        New RMR's declaration of trust also contains provisions that require that any disputes, claims or controversies, brought by or on behalf of a shareholder of New RMR (whether a shareholder of record or beneficial owner, or a former shareholder of record or beneficial owner), either on the shareholder's own behalf, on behalf of New RMR or on behalf of any series or class of shares or shareholders of New RMR against New RMR, its Trustees, officers, investment adviser (including the Advisor or its successor) or other agents or employees, including disputes, claims or controversies relating to the meaning, interpretation, effect validity, performance or enforcement of New RMR's declaration of trust or bylaws, shall on the demand of any party to such dispute, claim or controversy be resolved through arbitration. The requirement to arbitrate includes a requirement to arbitrate derivative actions against Trustees, officers or investment adviser of the Fund and class actions by shareholders of New RMR against those individuals or entities and the Fund.

        The provisions of each Fund's declaration of trust described above could have the effect of depriving common shareholders of opportunities to sell their shares at a premium over the then current market price of the common shares. These provisions may prevent a third party from obtaining control of a Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. These provisions provide, however, the advantage of potentially requiring persons seeking control of a Fund to negotiate with the Fund's management and Board regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. There are other provisions of each Fund's declaration of trust and bylaws which may prevent a change of control or which you may believe are not in your best interests as a shareholder. You should read the applicable Fund's declaration of trust and bylaws on file with the SEC for the full text of these provisions. The declaration of trust and bylaws of New RMR are attached as Appendix E and Appendix F, respectively, to the SAI.

        In addition to the above-mentioned provisions, other provisions of New RMR's declaration of trust or bylaws may also have the effect of deterring persons from attempting to acquire control of New RMR, causing a change in the management of New RMR or New RMR's Board or implementing changes that may be beneficial to New RMR common shareholders. A comparison of certain provisions of the governing documents of New RMR and the Acquired Funds, together with a comparison of Delaware statutory trust law and Massachusetts business trust law, is included as Appendix 1 to this Joint Proxy Statement/Prospectus. Since New RMR has no historical operations, no historical financial information is presented for New RMR. See also the Amended and Restated Declaration of Trust of New RMR and the Bylaws of New RMR attached as Appendix E and Appendix F, respectively, to the SAI.

Management of the Funds

  Trustees and Officers

        Each Fund's Board provides broad supervision over the affairs of each Fund. The officers of each Fund are responsible for the Fund's operations. Each of the Trustees serves as a Trustee of each of the other closed end investment companies for which the Advisor serves as investment adviser, including each of the Funds, except that Gerard M. Martin, a Trustee of the Acquired Funds, will be replaced by Adam D. Portnoy on the Board of New RMR.

        The overall management of each Fund's business is controlled by its Board. Each Fund's Board approves all significant agreements between the Fund and companies providing services to the Fund. Each Fund's day to day operations are delegated to the Fund's officers and to the Advisor, subject always to the Fund's investment objectives, restrictions and policies and to the general supervision of the Fund's Board. New RMR is a newly organized entity with no operating history, formed specifically for the purpose of effectuating the Reorganizations. New RMR is organized as a Delaware statutory trust and each Acquired Fund is organized as a Massachusetts business trust. Though similarities exist between the governing documents of New RMR and the Acquired Funds, many provisions contained in New RMR's governing documents are different than those contained, if at all, in the governing documents of the Acquired Funds. Further, under New RMR's bylaws, so long as the number of Trustees shall be five or greater, at least two Trustees are required to be "Managing Trustees," meaning that such Trustees are required to be individuals who have been employees, officers or directors of New RMR's investment adviser or involved in the day-to-day activities of New RMR during the one year prior to their election as Trustee. See Appendix 1 to this Joint Proxy Statement/Prospectus, which is entitled "A Comparison of Governing Documents and State Law."

        One of the Trustees of each Fund is the beneficial owner of a controlling interest in the Advisor. Some of the Funds' officers are also officers of Reit Management and its affiliates, including the Advisor. The names and business addresses of each Fund's Trustees and officers and their principal occupations and other affiliations during the last five years, as well as additional relevant information, are set forth under "Management of the Funds" in the SAI.

  The Advisor and the Administrator

        The Funds' Advisor has a limited history, having been founded in 2002 and having begun the substantial majority of its current business activities in December 2003. As of December 31, 2008, the Advisor had $128 million of assets under management, $65 million of which were assets of the Funds. The Advisor is an affiliate of Reit Management, a company principally engaged in providing management services to public companies which own or operate real estate. Together, as of December 31, 2008, the entities managed by the Advisor and Reit Management have a total market capitalization of approximately $12 billion. The Advisor is owned by Barry M. Portnoy and Adam D.

Portnoy. The Advisor is located at 400 Centre Street, Newton, Massachusetts 02458, and its telephone number is (617) 796-8238.

        As of the date of this Joint Proxy Statement/Prospectus, the Advisor is New RMR's sole shareholder. As a result, New RMR is controlled by the Advisor and is under common control with other persons controlled by the Advisor or its controlling persons. New RMR expects that upon completion of its Reorganizations with the Acquired Funds, it will no longer be controlled by the Advisor, or under common control with any other person.

  Portfolio Managers

        Each of the Funds' portfolio managers are:

        FERNANDO DIAZ.    Mr. Diaz is Vice President of the Funds and three other affiliated funds and has served in those offices since the later of May 2007 or the inception of the applicable fund. Mr. Diaz is also a portfolio manager of New RMR, Old RMR, RHR, RFR and RDR, and has served in those roles since May 2007, and he has been a portfolio manager of RCR since its inception. Mr. Diaz has also been a Vice President of the Advisor since May 2007. Mr. Diaz was an assistant portfolio manager and senior REIT analyst for GID Securities, LLC from 2006 to May 2007 and State Street Global Advisors/Tuckerman Group from 2001 to 2006.

        ADAM D. PORTNOY.    Mr. Portnoy is a Trustee of New RMR and New RMR Asia Pacific Real Estate Fund and has served in those positions since March 2009. Mr. Portnoy is also the President of the Funds and three other affiliated funds and has served in those offices since the later of May 2007 or the inception of the applicable fund. Mr. Portnoy is also a portfolio manager of New RMR, Old RMR, RHR, RFR and RDR, and has served in those roles since May 2007, and he has been a portfolio manager of RCR since its inception. Mr. Portnoy was a Vice President of Old RMR from 2004 to May 2007, and of RHR, RFR, RDR, RMR Asia Pacific Real Estate Fund and RMR Asia Real Estate Fund from inception to May 2007. Mr. Portnoy is also the President, a Director and an owner of the Advisor. Mr. Portnoy was a Vice President of the Advisor from 2003 to May 2007. Mr. Portnoy is also a Managing Trustee of three public companies: HRPT Properties Trust (since 2006); Hospitality Properties Trust (January 2007 to present); and Senior Housing Properties Trust (May 2007 to present). Mr. Portnoy has also been a director of Affiliates Insurance Company since its inception in 2008. Mr. Portnoy is the son of a Trustee and portfolio manager of each of the Funds, Barry M. Portnoy.

        BARRY M. PORTNOY.    Mr. Portnoy is a Trustee of the Funds and three other affiliated funds and has served in those offices since the respective inception dates of the applicable fund. Mr. Portnoy is also a Vice President, Director and an owner of the Advisor, and has been since its inception date. Mr. Portnoy is also a portfolio manager of New RMR, Old RMR, RHR, RFR, RDR and RCR, positions he has held since the respective inception dates of the applicable fund. Mr. Portnoy is also a Managing Trustee of three public companies and has been since their respective inception dates: HRPT Properties Trust (inception in 1986); Hospitality Properties Trust (inception in 1996); and Senior Housing Properties Trust (inception in 1999). Mr. Portnoy is also a Managing Director of two public companies and has been since their respective inception dates: Five Star Quality Care, Inc. (inception in 2001); and TravelCenters of America LLC (inception in 2006). Mr. Portnoy has also been a director of Affiliates Insurance Company since its inception in 2008.

        The portfolio managers generally function as a team. Generally, Mr. Barry Portnoy provides strategic guidance to the team, while Messrs. Fernando Diaz and Adam Portnoy are in charge of substantially all of the day to day operations, research and trading functions. The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in each Fund.

  Advisory Agreement

        Under each Fund's investment advisory agreement with the Advisor, the Advisor has agreed to provide the applicable Fund with a continuous investment program, to make day to day investment decisions for the Fund and generally to manage the Fund's ordinary business affairs in accordance with the Fund's investment objectives and policies, subject to the general supervision of the Fund's Board. The Advisor also provides persons satisfactory to each Fund's Board to serve as the Fund's officers. Each Fund's officers, as well as their other employees and Trustees may be directors, trustees, officers or employees of the Advisor and its affiliates, including Reit Management.

        Pursuant to each Fund's investment advisory agreement, each Fund has agreed to pay the Advisor a management fee for its investment management services computed at the percentage rate set forth below based on the Fund's average daily managed assets (which includes assets attributable to Fund preferred shares and the principal amount of borrowings), payable monthly. Each Fund is authorized to borrow money or issue preferred shares and each Fund has, in fact, issued preferred shares. As of December 31, 2008, the annual fee that each Fund pays to the Advisor as a percentage of average net assets (i) attributable to its common shares and assuming the Fund has not issued preferred shares (i.e., not including amounts attributable to borrowings and/or Fund preferred shares) and (ii) attributable to its common shares and taking into account the issuance of Fund preferred shares, are each separately set forth below. The Advisor has contractually agreed to waive a portion of its management fee equal to a percentage of each Fund's average managed assets in the amount and for the duration set forth below. The annual fee waivers as a percentage of the Fund's average net assets attributable to its common shares both excluding and taking into account the issuance of Fund preferred shares, calculated as of December 31, 2008, are set forth below. Each Acquired Fund's Board, and separately all of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, last approved the continuation of its respective Fund's investment advisory agreement on September 17, 2008, and a discussion regarding the basis for each Board approving the continuance of each investment advisory agreement is available in each respective Fund's annual report to its shareholders for the fiscal year ended December 31, 2008, filed with the SEC on Form N-CSR on February 25, 2009.

        New RMR's Board, and separately all of the Trustees who are not "interested persons" (as defined in the 1940 Act) of New RMR, approved the investment advisory agreement between the Advisor and New RMR on January 28, 2009. Separately, the sole shareholder of New RMR approved the investment advisory agreement between the Advisor and New RMR on March 26, 2009. Pursuant to its terms, the investment advisory agreement between the Advisor and New RMR will remain in effect for an initial period of two years and from year to year thereafter if approved annually: (i) by New RMR's Board or by the holders of a majority of New RMR's outstanding voting shares; and (ii) by a majority of New RMR's Trustees who are not "interested persons" (as defined in the 1940 Act) of New RMR, by vote cast in person at a meeting called for the purpose of voting on such approval. The investment advisory agreement between New RMR and the Advisor terminates automatically on its assignment. A discussion regarding the basis for the approval of the investment advisory agreement between New RMR and the Advisor by New RMR's Board will be made available in New RMR's semi-annual report to shareholders for the period ending June 30, 2009.

	Management Fee / Fee Waiver(1) (as a percentage of average net assets attributable to common shares)
	Old RMR		RHR		RFR		RDR		RCR
Management Fees (assuming no issuance of preferred shares)	0.85%		0.85%		0.85%		0.85%		1.00%
Management Fees (taking into account preferred shares issued and outstanding as of 12/31/08)	1.46	%(2)	1.58	%(3)	1.69	%(4)	1.69	%(5)	1.48	%(6)
Fee Waiver (assuming no issuance of preferred shares)	—		0.25%		0.25%		0.55%		—
Fee Waiver (taking into account preferred shares issued and outstanding as of 12/31/08)	—		0.47	%(3)	0.50	%(4)	1.09	%(5)	—
Net Management Fee (taking into account the fee waiver and preferred shares issued and outstanding as of 12/31/08)	1.46	%(2)	1.11	%(3)	1.19	%(4)	0.60	%(5)	1.48	%(6)

(1)
New RMR was not organized until August 19, 2008. Currently, New RMR has not issued preferred shares and its management fees are 0.85% of its average managed assets. However, since Old RMR's fee waiver expired on December 18, 2008, New RMR has no fee waiver. Since New RMR has not issued any preferred shares, its management fee as a percentage of average managed assets also reflects its management fee as a percentage of its average net assets attributable to common shares. New RMR will acquire substantially all of its assets and issue substantially all of its common shares and preferred shares in the Reorganizations and will commence operations after consummation of the first Reorganization. When New RMR issues preferred shares, this leverage will have the effect of increasing New RMR's management fee as a percentage of net assets attributable to common shares. For example, on a pro forma basis, as of December 31, 2008, assuming all the Reorganizations were consummated on that date, New RMR's management fee would be 1.53% of New RMR's average net assets attributable to common shares, assuming the issuance of preferred shares in an amount equal to 44% of New RMR's average managed assets.

(2)
At December 31, 2008, Old RMR had issued and outstanding preferred shares in an amount equal to 42% of its average managed assets for the year ended December 31, 2008. Old RMR's contractual fee waiver expired on December 18, 2008. Thus, although Old RMR received the benefit of its contractual fee waiver for the majority of the year ended December 31, 2008, at December 31, 2008 Old RMR did not have the benefit of a contractual fee waiver and therefore such fee waiver is not reflected in this chart.

(3)
At December 31, 2008, RHR had issued and outstanding preferred shares in an amount equal to 46% of its average managed assets for the year ended December 31, 2008. RHR's contractual fee waiver expires on April 27, 2009. On January 7, 2009, RHR redeemed 24 of its issued and outstanding preferred shares with a total liquidation preference of $600,000. The effect of this redemption is not reflected in the figures above.

(4)
At December 31, 2008, RFR had issued and outstanding preferred shares in an amount equal to 50% of its average managed assets for the year ended December 31, 2008. RFR's contractual fee waiver expires on November 22, 2009.

(5)
At December 31, 2008, RDR had issued and outstanding preferred shares in an amount equal to 50% of its average managed assets for the year ended December 31, 2008. RDR's contractual fee waiver expires on May 24, 2010. On January 2, 2009 and January 9, 2009, RDR redeemed a total of 168 of its issued and outstanding preferred shares with a total liquidation preference of $4,200,000. The effect of these redemptions are not reflected in the figures above.

(6)
At December 31, 2008, RCR had issued and outstanding preferred shares in an amount equal to 33% of its average managed assets for the year ended December 31, 2008. On January 8, 2009, RCR redeemed 16 of its issued and outstanding preferred shares with a total liquidation preference of $400,000. The effect of this redemption is not reflected in the figures above.

        In addition to the fee paid to the Advisor, each Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of the Fund's Trustees (other than those affiliated with the Advisor), custodian, transfer agency and distribution expenses, rating agency fees, legal fees, costs of independent auditors, expenses of repurchasing shares, expenses in connection with any borrowings or other capital raising activities, expenses of being listed on a stock exchange, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, membership in investment company organizations, expenses to maintain and administer the Fund's DRIP and taxes, if any.

  Administration Agreement

        The Advisor performs administrative functions for each Fund pursuant to an Administration Agreement with each Fund. Under the supervision of the Advisor, State Street Bank and Trust Company ("State Street") has been selected as subadministrator to provide each Fund with substantially all fund accounting and other administrative services, as more completely described in the SAI. Administrative costs are reimbursed by the Funds to the Advisor and consist of out of pocket or other incremental expenses, including allocations of costs incurred by the Funds, the Advisor and its affiliates and payments to State Street. The fee paid to State Street is computed on the basis of each Fund's average managed assets at an annual rate equal to 0.04% of the first $250 million in assets, 0.025% of the next $250 million, 0.015% of the next $250 million and 0.01% of such assets in excess of $750 million, with minimum annual fees of $95,000 for each Acquired Fund, and with minimum annual fees of $120,000 for New RMR. State Street is paid on a monthly basis.

  Disinterested Trustee Compensation

        Trustees who are "interested persons," as defined in the 1940 Act, of a Fund receive no compensation from the Fund for services as a Trustee of the Fund. Disinterested Trustees of the Funds do receive compensation from the Funds. Until changed by a vote of the Board, the compensation payable to each disinterested Trustee is as follows. The Boards of the Funds have deferred establishing 2009 annual retainers until after the Meeting.

Timing and Description	Amount
For each meeting of the Board or a Board committee of a Fund which is attended, an attendance fee per Fund, per meeting, up to a maximum of $1,000 per meeting day for all Funds, such fees to be allocated pro rata among the Funds meeting that day	$500

        In addition to the compensation paid to disinterested Trustees, each Fund reimburses all Trustees for expenses incurred in connection with their duties as Trustees. New RMR intends to continue to reimburse its disinterested Trustees in this manner following the Reorganizations. See the SAI for additional information regarding compensation paid by the Funds to the Funds' disinterested Trustees.

  Net Asset Value

        Determinations of the NAV of each Fund's common shares are made in accordance with generally accepted accounting principles. Each Fund determines the NAV of its common shares on each day the New York Stock Exchange is open for business, as of the close of the customary trading session

(normally 4:00 p.m. Eastern time), or any earlier closing time that day. Each Fund determines NAV per common share by dividing the value of its securities, cash and other assets (including interest accrued but not collected) less all of its liabilities (including outstanding borrowings and accrued interest thereon, accrued expenses and distributions payable) and less the liquidation preference of Fund preferred shares outstanding, if any, by the total number of its common shares outstanding. Each Fund values portfolio securities for which market quotations are readily available at market value as indicated by the last sale price on the security's principal market on the date of valuation. If there has been no sale on that day, securities are valued at the average of the closing bid and ask prices on that day. If no bid or asked prices are quoted on that day, the securities are then valued by methods as determined by the Fund's Board in good faith to reflect fair market value. If events occur that materially affect the value of a security between the time trading ends in a security and the close of the customary trading session on the security's principal market, a Fund may value that security at its fair value as determined in good faith by the Fund's Board. Some fixed income securities may be valued using prices provided by a pricing service. Securities which primarily trade in the over the counter market are valued at the mean of the current bid and ask prices as quoted by the NASDAQ, the National Quotation Bureau or other source deemed comparable by the applicable Fund's Board. Securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued at the NASDAQ Official Closing Price ("NOCP"), provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer to the NOCP. Any of the securities of each Fund which are not readily marketable, which are not traded or which have other characteristics of illiquidity will be valued at fair market value as determined in good faith by or under the supervision of each Fund's Board.

        Foreign securities not traded in U.S. dollars are converted into U.S. dollars using exchange rates as of the close of trading on the NYSE. The value of foreign securities generally is based upon their closing prices reported by their primary market. Foreign securities primarily traded outside the U.S. may be traded on days which are not business days of a Fund. Because each Funds' NAV is determined only on business days, significant changes in foreign securities' value may impact the Funds' NAV on days when Fund shares cannot be purchased or sold.

        Each Fund values all other securities and assets at their fair value. The effect of using fair value pricing is that a Fund's common shares' NAV will be subject to the judgment of the Fund's Board instead of being determined by the market. Depending on the applicable interest rate environment, any swap transaction that a Fund enters into may have either a positive or negative value for purposes of calculating NAV. Any cap transaction that a Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to a Fund under such transactions will be the Fund's assets and accrued payments by the Fund will be the Fund's liability. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, regulatory releases, cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security has other securities outstanding. Short term debt securities with less than 60 days until maturity may be valued at amortized cost, which when combined with interest accrued, approximates market value.

        In connection with determining the Acquired Funds' NAV attributable to common shares for purposes of determining the number of New RMR common shares to be issued in the Reorganization, each Fund's portfolio securities will be valued according to New RMR's valuation procedures on that Fund's applicable Valuation Date.

  Portfolio Transactions and Brokerage

        Subject to the supervision of the applicable Fund's Board, decisions to buy and sell securities for a Fund and negotiation of the brokerage commissions which a Fund pays are made by the Advisor. Transactions on U.S. stock exchanges involve payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over the counter market but the price a Fund pays usually includes an undisclosed dealer commission or mark up. In certain instances, a Fund may make purchases of underwritten issues at prices which include underwriting fees.

        Subject to the supervision of each Fund's Board, the Advisor is authorized to employ such securities dealers and brokers for the purchase and sale of Fund assets and to select the brokerage commission rates at which such transactions are effected. In selecting brokers or dealers to execute transactions for its clients, the Advisor seeks the best execution available (which may or may not result in paying the lowest available brokerage commission or lowest spread). In so doing, the Advisor considers all factors it believes are relevant to obtaining best execution, including such factors as: the next price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; the value of the expected contribution of the broker and the scope and quality of research it provides.

        The Advisor may select brokers that furnish the Advisor or its affiliates or personnel, directly or through third-party or correspondent relationships, with research or brokerage services which provide, in the Advisor's view, appropriate assistance to the Advisor in the investment decision-making or trade execution processes. Such research or brokerage services may include, without limitation and to the extent permitted by applicable law: research reports on companies, industries and securities; economic and financial data; financial publications; and broker sponsored industry conferences. Research or brokerage services obtained in this manner may be used in servicing any or all of the Advisor's clients. Such products and services may disproportionately benefit other client accounts relative to a Fund's account based on the amount of brokerage commissions paid by a Fund and such other client accounts. To the extent that the Advisor uses commission dollars to obtain research or brokerage services, it will not have to pay for those products and services itself. The Advisor may endeavor, subject to best execution, to execute trades through brokers who, pursuant to such arrangements, provide research or brokerage services in order to ensure the continued receipt of research or brokerage services the Advisor believes are useful in its decision-making or trade execution processes.

        The Advisor may pay, or be deemed to have paid, commission rates higher than it could have otherwise paid in order to obtain research or brokerage services. Such higher commissions would be paid in accordance with Section 28(e) of the Securities Exchange Act of 1934, which requires the Advisor to determine in good faith that the commission paid is reasonable in relation to the value of the research or brokerage services provided. The Advisor believes that using commission dollars to obtain the type of research or brokerage services mentioned above enhances its investment research and trading processes, thereby increasing the prospect for higher investment returns.

        Investment decisions for the Funds and any other entities which are or may become investment advisory clients of the Advisor are made independently of one another with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Funds). Some securities considered for investment by a Fund may also be appropriate for other Funds and other clients served by the Advisor. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of the other Funds or clients served by the Advisor is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Advisor. The Advisor may aggregate orders for a Fund with simultaneous transactions entered into on behalf of other Funds or its other clients.

When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the clients involved. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. Although in some cases these arrangements may have a detrimental effect on the price or volume of the securities as to a Fund, in other cases it is believed that a Fund's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of each of the Funds' Trustees that the desirability of the Funds having advisory arrangements with the Advisor outweighs any disadvantages that may result from contemporaneous transactions.

  Other Service Providers

        State Street Bank and Trust Company, Two Avenue de Lafayette, Boston, Massachusetts 02111 is custodian for each of the Funds. The custodian performs custodial, fund accounting and portfolio accounting services for each Fund. Each Fund's transfer agent and dividend paying agent with respect to common shares is Wells Fargo Bank, N.A., Shareowner Services, P.O. Box 64854, St. Paul, Minnesota 55164-0854. Each Fund's transfer agent and dividend paying agent with respect to preferred shares is currently The Bank of New York, 101 Barclay Street, New York, New York 10286.

Additional Information About the Reorganizations

  Description of the Reorganizations

        Shareholders of each of the Acquired Funds are being asked to approve an Agreement and Plan of Reorganization, a form of which is attached to the SAI as Appendix C. Additional information about the Reorganization and the Agreement is set forth below under "Additional Terms of the Agreement and Plan of Reorganization." Each Agreement provides for a Reorganization on the following terms:

  •
  Subject to the requisite approval of the shareholders of each Acquired Fund with regard to the Reorganizations and satisfaction of other conditions, it is expected that the Valuation Date for a Reorganization will be at 4:00 p.m., Eastern time, on the closing date of each Reorganization. The closing date of Old RMR's Reorganization with New RMR is currently expected to be on the relevant dividend payment date of Old RMR's preferred shares first following the Meeting, and the closing date of each other respective Acquired Fund's Reorganization is currently expected to be on the relevant dividend payment date of the applicable Acquired Fund's preferred shares first following the closing date of Old RMR's Reorganization with New RMR. Although the Boards expect the closings to occur pursuant to the following schedule, the actual closing date of each Reorganization may change.

Fund	Closing Date
Old RMR with New RMR	June 10, 2009
RFR with New RMR	June 11, 2009
RHR with New RMR	June 12, 2009
RCR with New RMR	June 15, 2009
RDR with New RMR	June 16, 2009

    On its respective closing date, each Acquired Fund will transfer all of its assets to New RMR and New RMR will assume all of the liabilities of each Acquired Fund. This will result in the addition of the assets of each Acquired Fund to New RMR's portfolio. The NAV of each Fund will be computed on the requisite Valuation Dates. It is a condition to the consummation of each of RHR's, RFR's, RDR's and RCR's respective Reorganizations with New RMR that Old RMR's shareholders approve Old RMR's Reorganization with New RMR and that Old RMR's Reorganization with New RMR be consummated.

  •
  New RMR will issue and cause to be listed on NYSE Amex New RMR common shares in an amount equal to the aggregate value of the net assets of each Acquired Fund attributable to its common shares, after giving effect to the share of the costs of the Reorganization borne by the applicable Acquired Fund. Following consummation of a Reorganization, the New RMR common shares will be distributed to common shareholders of record of each applicable Acquired Fund by that Acquired Fund in proportion to their holdings as of the Valuation Date in exchange for those shareholders' Acquired Fund common shares. As a result, common shareholders of the Acquired Funds will become common shareholders of New RMR and cease to be common shareholders of the Acquired Funds.

  •
  New RMR will issue New RMR Preferred Shares, Series T to Old RMR. The aggregate liquidation preference of New RMR Preferred Shares, Series T received by Old RMR in the Reorganization will equal the aggregate liquidation preference of preferred shares of Old RMR outstanding as of the Valuation Date. The New RMR Preferred Shares, Series T will be distributed to holders of preferred shares of Old RMR in proportion to their holdings as of the Valuation Date. The auction dates, rate period and dividend payment dates of the Old RMR preferred shares and the New RMR Preferred Shares, Series T received by Old RMR preferred shareholders in the Reorganization in exchange for such Old RMR preferred shares will be the same.

  •
  New RMR will issue New RMR Preferred Shares, Series Th to RHR. The aggregate liquidation preference of New RMR Preferred Shares, Series Th received by RHR in the Reorganization will equal the aggregate liquidation preference of preferred shares of RHR outstanding as of the Valuation Date. Following the consummation of RHR's Reorganization with New RMR, the New RMR Preferred Shares, Series Th will be distributed by RHR to RHR's holders of preferred shares in proportion to their holdings as of the Valuation Date in exchange for those preferred shareholders' RHR preferred shares. As a result, holders of preferred shares of RHR will become holders of New RMR Preferred Shares, Series Th and will cease to be preferred shareholders of RHR.

  •
  New RMR will issue New RMR Preferred Shares, Series W to RFR. The aggregate liquidation preference of New RMR Preferred Shares, Series W received by RFR in the Reorganization will equal the aggregate liquidation preference of preferred shares of RFR outstanding as of the Valuation Date. Following the consummation of RFR's Reorganization with New RMR, New RMR Preferred Shares, Series W will be distributed by RFR to holders of preferred shares of RFR in proportion to their holdings as of the Valuation Date in exchange for those preferred shareholders' RFR preferred shares. As a result, holders of preferred shares of RFR will become holders of New RMR Preferred Shares, Series W and will cease to be preferred shareholders of RFR.

  •
  New RMR will issue New RMR Preferred Shares, Series M to RDR. The aggregate liquidation preference of New RMR Preferred Shares, Series M received by RDR in the Reorganization will equal the aggregate liquidation preference of preferred shares of RDR outstanding as of the Valuation Date. Following the consummation of RDR's Reorganization with New RMR, New RMR Preferred Shares, Series M will be distributed by RDR to holders of preferred shares of RDR in proportion to their holdings as of the Valuation Date in exchange for those preferred shareholders' RDR preferred shares. As a result, holders of preferred shares of RDR will become holders of New RMR Preferred Shares, Series M and will cease to be preferred shareholders of RDR.

  •
  New RMR will issue New RMR Preferred Shares, Series F to RCR. The aggregate liquidation preference of New RMR Preferred Shares, Series F received by RCR in the Reorganization will equal the aggregate liquidation preference of preferred shares of RCR outstanding as of the

    Valuation Date. Following the consummation of RCR's Reorganization with New RMR, New RMR Preferred Shares, Series F will be distributed by RCR to holders of preferred shares of RCR in proportion to their holdings as of the Valuation Date in exchange for those preferred shareholders' RCR preferred shares. As a result, holders of preferred shares of RCR will become holders of New RMR Preferred Shares, Series F and will cease to be preferred shareholders of RCR.

  •
  After the New RMR shares are distributed by the applicable Fund to its shareholders, that Fund will dissolve under applicable state law and terminate its registration under the 1940 Act.

        The distribution of New RMR common shares and New RMR preferred shares will be accomplished by opening new accounts on the share ledger records of New RMR in the names of the common and preferred shareholders of each Acquired Fund and transferring to those accounts the amount of New RMR common or preferred shares, as applicable, due to such shareholders based on their respective holdings in each Fund as of the Valuation Date. See "Additional Information About the Reorganizations—Additional Terms of the Agreement and Plan of Reorganization" below for a description of the procedures to be followed by each Acquired Fund's shareholders to obtain New RMR common shares and New RMR preferred shares, as applicable.

  Material U.S. Federal Income Tax Consequences of the Reorganization

        The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganizations. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service ("IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of an Acquired Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganizations. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders should consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws.

        It is a condition to closing for each Reorganization that the respective Funds receive an opinion, dated as of the closing date of each Reorganization, from Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden Arps"), special U.S. federal income tax counsel to New RMR, regarding the characterization of each such Reorganization as a "reorganization" within the meaning of Section 368(a) of the Code. As such a "reorganization," the U.S. federal income tax consequences of each Reorganization can be summarized as follows:

  •
  No gain or loss will be recognized by an Acquired Fund or New RMR upon the transfer of the assets of an Acquired Fund to New RMR in exchange solely for the common shares and preferred shares of New RMR and the assumption by New RMR of the stated liabilities of an Acquired Fund and the subsequent liquidation of an Acquired Fund.

  •
  No gain or loss will be recognized by a shareholder of an Acquired Fund who exchanges, as the case may be, all of his, her or its common shares of an Acquired Fund solely for common shares of New RMR pursuant to a Reorganization or all of his, her or its preferred shares of an Acquired Fund solely for New RMR preferred shares pursuant to a Reorganization.

  •
  The aggregate tax basis of the common shares or preferred shares of New RMR, as the case may be, received by a shareholder of an Acquired Fund pursuant to a Reorganization will be the same as the aggregate tax basis of the common shares or preferred shares of an Acquired Fund, as applicable, surrendered in exchange therefor.

  •
  The holding period of the common shares or preferred shares of New RMR, as the case may be, received by a shareholder of an Acquired Fund pursuant to a Reorganization will include the holding period of the common shares or preferred shares of an Acquired Fund, as applicable, surrendered in exchange therefor.

  •
  New RMR's tax basis in an Acquired Fund's assets received by New RMR pursuant to a Reorganization will, in each instance, equal the tax basis of such assets in the hands of such Acquired Fund immediately prior to such Reorganization, and New RMR's holding period of such assets will, in each instance, include the period during which the assets were held by such Acquired Fund.

        The opinion of Skadden Arps will be based on U.S. federal income tax law in effect on the closing date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of each Acquired Fund and New RMR and assume, among other things, that each Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

        New RMR is a newly formed entity and, therefore, prior to the Reorganizations, does not have any of its own assets, liabilities, capital loss carryforwards or unrealized built-in losses. The consummation of the Reorganization of Old RMR into New RMR is a prerequisite for the other Reorganizations to occur. New RMR will succeed to the capital loss carryforwards (and unrealized "built-in losses") of Old RMR, which should not be subject to the loss limitation rules of the Code described below.

        For each other Reorganization that occurs, New RMR will succeed to the capital loss carryforwards (and unrealized built-in-losses) of the each Acquired Fund, which, except for capital loss carryforwards (and unrealized built-in-losses) of Old RMR, will be subject to the loss limitation rules of the Code described below. Each Acquired Fund has capital loss carryforwards that, in the absence of the Reorganizations, would generally be available to offset its respective capital gains. If, however, a Reorganization involving any Acquired Fund (other than Old RMR) were to occur, such Acquired Fund would undergo an "ownership change" for U.S. federal income tax purposes (because each such Acquired Fund will be significantly smaller than New RMR, and accordingly, New RMR's use of such Acquired Fund's capital loss carryforwards (and certain "built-in losses") would be significantly limited by the operation of the loss limitation rules of the Code. For each such Acquired Fund, the Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific "annual loss limitation amount" (generally the product of the fair market value of the stock of such Acquired Fund (with certain adjustments)) immediately prior to the Reorganization and a rate established by the IRS for the month of the closing date (for example, the rate is 4.58% for March 2009)). Subject to certain limitations, any unused portion of these losses may be available in subsequent years.

        Due to the operation of these loss limitation rules, it is possible that shareholders of RHR, RFR, RDR or RCR, if such fund is involved in a Reorganization, may receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of a Reorganization. Such taxable distributions will be treated either as ordinary income (and not as favorably-taxed "qualified dividend income") if such capital gains are short-term or as favorably-taxed capital gain dividends if such capital gains are long-term. For any Reorganization that occurs, the actual financial impact of the loss limitation rules on the participating Acquired Fund and its shareholders would depend upon many variables, including such Acquired Fund's expected growth rate if the relevant Reorganization were not to occur (i.e., whether in the absence of the relevant Reorganization the Acquired Fund would generate capital gains against which to utilize its capital loss carryforwards (and certain realized built-in losses), prior to their expiration, in excess of what would have been the annual loss limitation amount had the relevant Reorganization occurred), the timing and amount of future capital gains recognized by New RMR if the relevant Reorganization were to occur, and the timing of each Acquired Fund shareholder's disposition of his, her or its shares (the tax basis of which might, depending on the facts, reflect that shareholder's share of such Acquired Fund's capital losses). Shareholders of all the Acquired Funds are strongly urged to consult their own tax advisors in this regard.

        Each Acquired Fund will declare and pay on or immediately before the closing date of its Reorganization (i) to the holders of its common shares one or more dividends and/or other distributions in an amount large enough so that, together with the dividends described in (ii) below, it will have distributed substantially all (and in any event not less than 98%) of its (a) investment company taxable income, computed without regard to any deduction for dividends paid, and (b) net capital gain, after reduction by any capital loss carryforward, for the current taxable year through the closing date, and (ii) to the holders of its preferred shares all accumulated unpaid dividends.

        New RMR intends to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Acquired Fund and their shareholders.

  Expenses of the Reorganization

        Generally, each Fund will pay its own expenses incurred in connection with the Reorganizations, whether or not any individual Fund's Reorganization with New RMR is consummated. With respect to any expenses incurred in connection with the Reorganizations that are attributable to more than one Fund, such expenses will be allocated in proportion to the net asset values attributable to the common shares of the applicable Funds. If all the Reorganizations are consummated, the current estimate of total expenses to be incurred in connection with the Reorganizations is $1,964,177, and the portion of such expenses to be borne by each of Old RMR, RHR, RFR, RDR and RCR is estimated to be $819,193, $436,639, $297,810, $310,265 and $100,270, respectively, of which each Fund had accrued or paid $423,754, $345,271, $310,525, $283,403 and $116,224, respectively, as of December 31, 2008. As of December 31, 2008, the aggregate net asset values attributable to common shares of Old RMR, RHR, RFR, RDR and RCR were $25,641,294, $7,521,221, $3,074,972, $4,411,650 and $2,849,016, respectively, and the proportional net asset values as of that date were approximately 59%, 17%, 7%, 10% and 7%, respectively. Neither the Funds nor the Advisor will pay any shareholder expenses arising out of or in connection with the Reorganizations.

        New RMR will reimburse the Advisor for any expenses funded by the Advisor solely and directly attributable to organizing New RMR as a Delaware statutory trust, registering and organizing New RMR as an investment company under the 1940 Act, registering New RMR's shares for sale under the Securities Act of 1933, listing New RMR's shares for trading on NYSE Amex and any other expenses incidental to organizing New RMR and qualifying it to conduct business as a closed end management investment company under the 1940 Act. These organizational expenses are expected to amount to approximately $40,000, which New RMR will charge as an expense.

        If an Acquired Fund's shareholders do not approve at the Meeting (or any adjournment or postponement of the Meeting) the proposed Reorganization, the applicable Acquired Fund will not bear any further costs of the Reorganizations after that time except as may be directly attributable to or already incurred by it. Accordingly, each Acquired Fund may incur expenses arising from the planned Reorganizations even though its proposed Reorganization may not occur. For example, as discussed above, as of December 31, 2008, each of Old RMR, RHR, RFR, RDR and RCR had accrued or paid expenses arising from the planned Reorganizations amounting to $423,754, $345,271, $310,525, $283,403 and $116,224, respectively.

  Additional Terms of the Agreement and Plan of Reorganization

        Certain terms of each Agreement and Plan of Reorganization are described above. The following is a summary of certain additional terms of each Agreement and Plan of Reorganization. This summary and any other description of the terms of each Agreement and Plan of Reorganization contained in this Joint Proxy Statement/Prospectus are qualified in their entirety by the Form of Agreement and Plan of Reorganization attached as Appendix C to the SAI and incorporated by reference herein.

        Representations and Warranties.    Each Agreement and Plan of Reorganization contains customary representations and warranties of each Fund relating to, among other things:

  •
  organization and registration under the 1940 Act;

  •
  capitalization of New RMR and the applicable Acquired Fund;

  •
  authorization, execution, delivery, performance and enforceability of the Agreement and Plan of Reorganization;

  •
  financial statements;

  •
  the absence of litigation;

  •
  absence of a violation of the respective declarations of trust and bylaws, orders or decrees or agreements as a result of the execution and performance of the Agreement and Plan of Reorganization;

  •
  absence of undisclosed material contracts;

  •
  absence of undisclosed liabilities;

  •
  governmental consents, approvals, authorizations and orders required in connection with the consummation of the applicable Reorganization;

  •
  compliance of the registration statement on Form N-14 and Form N-2 with applicable federal securities laws and the accuracy of information contained in such registration statement, including this Joint Proxy Statement/Prospectus;

  •
  due authorization, valid issuance and qualification of shares and sufficiency of share registration by New RMR;

  •
  regulatory, Trustee and shareholder approvals;

  •
  filing of tax returns, payment of taxes and tax liabilities;

  •
  the books and records of the Acquired Fund;

  •
  title to the investments of the Acquired Fund to be transferred in the applicable Reorganization;

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  election and qualification as a regulated investment company under the Code; and

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  absence of New RMR plan or intention to sell or dispose of an Acquired Fund's investments other than in the ordinary course of business.

        We urge you to carefully read the sections of the form Agreement and Plan of Reorganization entitled "Representations and Warranties of the Acquiring Fund" and "Representations and Warranties of the Target Fund." Each Agreement and Plan of Reorganization provides that the representations and warranties in such agreement expire at the consummation of the applicable Reorganization.

        Covenants.    New RMR and each Acquired Fund have agreed to certain covenants, including, without limitation, to:

  •
  with respect to the Acquired Funds, operate their respective businesses prior to the closing date of the applicable Reorganization as conducted on the date of the Agreement and Plan of Reorganization, and with respect to New RMR, not to commence operations prior to the closing of the first Reorganization to be consummated;

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  with respect to New RMR, file the registration statements on Forms N-2 and N-14 and use best efforts to cause the registration statement on Form N-14 to become effective as promptly as practicable;

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  with respect to New RMR, use best efforts to cause the New RMR common shares to be issued in the Reorganizations to be listed on NYSE Amex;

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  cooperate fully with the other, and furnish to the other the information relating to itself to be set forth in the registration statement on Forms N-2 and N-14, as required by applicable securities laws;

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  with respect to the Acquired Funds, cause the Meeting to be called, and cause the Joint Proxy Statement/Prospectus to be mailed as promptly as practicable following the registration statement on Form N-14 being declared effective by the SEC;

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  with respect to each Acquired Fund, following consummation of its Reorganization, terminate its organization and dissolve and liquidate in accordance with applicable state law, and not conduct any business except in connection with its termination;

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  with respect to each Acquired Fund, following consummation of its Reorganization, de-register under the 1940 Act; and

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  make certain tax filings before and after the closing date and pay taxes shown to be due and owed on the pre-closing returns.

        We urge you to carefully read the covenants in the form of Agreement and Plan of Reorganization, including the section of the form of Agreement and Plan of Reorganization entitled "Covenants of the Funds."

        Valuation of Assets and Liabilities.    The assets of each Fund will be valued after the close of business on NYSE Amex (generally, 4:00 p.m., Eastern time) on the Valuation Date for the applicable Fund, using New RMR's valuation procedures. See "Management of the Funds—Net Asset Value." For the purpose of determining the NAV of a common share of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including incurred and accrued expenses, which will include each Fund's share of the costs of the Reorganizations) and the aggregate liquidation value of the outstanding preferred shares of the Fund is divided by the total number of common shares of the Fund outstanding at such time. Daily expenses for each Acquired Fund, through the closing date of each applicable Reorganization, including the fees payable to the Advisor, will accrue on the Valuation Date. New RMR will accrue its daily expenses on the Valuation Date, including fees payable to the Advisor, through the closing date of the last Reorganization scheduled to occur. If the amount of the compensatory payment to be paid to an Acquired Fund by the Advisor in compensation for the elimination of its investment advisory fee waiver that will result from the Reorganizations is distributed to that Fund's shareholders prior to the consummation of the applicable Reorganization, that payment will have no net effect on the determination of the Fund's NAV on the Valuation Date for purposes of determining the number of New RMR common shares to be issued by New RMR to that Fund in connection with that Fund's Reorganization. If any Acquired Fund retains any amount of such compensatory payment, that amount will be factored in to the determination of that Fund's NAV on the Valuation Date for purposes of determining the number of New RMR common shares to be issued by New RMR to that Fund in connection with that Fund's Reorganization with New RMR.

        Amendments and Conditions.    Each Agreement and Plan of Reorganization may be amended in any respect by a writing signed by the parties to the agreement at any time prior to the applicable Reorganization's closing, including after the applicable Fund's shareholders have approved that agreement without the need to obtain shareholder approval of the amendment, unless applicable law requires shareholder approval of the amendment. Each such agreement provides that if orders of the SEC impose any terms or conditions found acceptable by the respective Boards of the parties, such terms and conditions shall be binding as if a part of such agreement without further shareholder approval unless such terms and conditions result in a change in the method of computing the number of shares to be issued to the Acquired Fund, as applicable, in which event, the Acquired Fund will be required to seek shareholder approval of such terms or conditions (unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Acquired Fund prior to the Meeting at which the applicable Reorganization shall have been approved). The obligations of each Fund pursuant to its Agreement and Plan of Reorganization are subject to various conditions, including, without limitation, the registration statement on Form N-14, of which this Joint Proxy Statement/Prospectus is a part, being declared effective by the SEC; approval of the respective Reorganizations by the shareholders of each of the respective Acquired Funds; with respect to each of RHR, RFR, RDR and RCR, the consummation of Old RMR's Reorganization with New RMR; absence of material litigation pending with respect to matters contemplated by the Agreement and Plan of Reorganization; receipt of an opinion of counsel as to tax matters; the continuing accuracy in all material respects of various representations and warranties of the Funds; compliance with covenants and satisfaction of conditions in the respective Agreements and Plans of Reorganization being confirmed by the respective parties; and the Advisor making the fee waiver payment to the Acquired Fund (other than Old RMR, RHR and RCR) participating in that Reorganization, if applicable.

        Any Reorganization may be consummated whether or not the other Reorganizations are consummated, except that the Reorganization of Old RMR with New RMR must be consummated in order for any of the other Acquired Funds' Reorganizations to be consummated. In the event that one Acquired Fund's Reorganization is approved but another Acquired Fund's Reorganization is not approved, the Board of the Acquired Fund(s) whose shareholders approved its Fund's proposed Reorganization, as well as the Board of New RMR, will consider whether to proceed with the approved Reorganization(s). The Boards of any Acquired Funds whose shareholders have not approved its applicable Reorganization will consider what actions, if any, to take in light of that failure to obtain shareholder approval.

        Each of the Funds may waive any condition to its obligation to consummate the Reorganization that is applicable to it if, in the judgment of the Board of such Fund after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits to the shareholders of such Fund intended under the Agreement.

        Indemnification.    Under each Agreement and Plan of Reorganization, New RMR and the applicable Acquired Fund have granted each other, and their respective officers, Trustees, agents and persons controlled by or controlling any of them, certain indemnification rights from and against any losses arising out of or related to any claims for breaches of covenants made against the other party, except in cases of losses arising directly from such party's (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such party's position.

        Postponement; Termination.    Under each Agreement and Plan of Reorganization, the Board of an Acquired Fund or New RMR may cause the applicable Reorganization to be postponed or abandoned in certain circumstances. Under each Agreement and Plan of Reorganization, such agreement may be terminated and the applicable Reorganization may be abandoned at any time (whether before or after the adoption of such Agreement and Plan of Reorganization by the shareholders of an Acquired Fund) prior to the applicable closing date, or such closing date may be postponed: (i) by mutual consent of the Boards of New RMR and the applicable Acquired Fund, or (ii) by the Board of either New RMR or the Acquired Fund if any condition to that Fund's obligations set forth in the Agreement and Plan of Reorganization has not been fulfilled or waived by such Board. Each Agreement and Plan of Reorganization will automatically terminate if the transactions contemplated by such agreement have not been consummated by December 31, 2009, unless a later date is mutually agreed to by the Boards of the Funds.

        Surrender and Exchange of Share Certificates.    New RMR will issue to each Acquired Fund separate certificates or evidence of book entry for the New RMR common shares and the New RMR preferred shares to be issued in connection with the Reorganizations, each registered in the names provided by each Acquired Fund or in the name of the applicable Acquired Fund. Each Acquired Fund will then distribute such New RMR common shares and New RMR preferred shares to the holders of Acquired Fund common shares and Acquired Fund preferred shares (i) by delivering New RMR common shares to Wells Fargo Bank, N.A., as the transfer agent and registrar for New RMR common shares, for distribution to the holders of Acquired Fund common shares on the basis of such holder's proportionate interest in the aggregate NAV of the Acquired Fund common shares and (ii) by delivering New RMR preferred shares to The Bank of New York, as the transfer agent and registrar for New RMR Preferred Shares, for distribution to the holders of Acquired Fund preferred shares on the basis of such holder's proportionate interest in the aggregate liquidation preference of Acquired Fund preferred shares. All issued and outstanding Acquired Fund common shares and Acquired Fund preferred shares will be cancelled on the books of the applicable Acquired Fund and will be null and void as of the closing date of each applicable Reorganization.

 BOARD CONSIDERATIONS

        The Board of each Fund, including all the Trustees of each Fund's Board who are not "interested persons" of that Fund (as defined in the 1940 Act), has determined that each Reorganization is in the best interests of the shareholders of each Fund and that the interests of such shareholders will not be diluted as a result of any Reorganization. The Board of each Fund, including all the Trustees of each Fund's Board who are not "interested persons" of that Fund (as defined in the 1940 Act), believes that the proposed Reorganization(s) involving its Fund will be advantageous to the shareholders of its Fund for several reasons. Each Fund's Board, including all the Trustees of each Fund's Board who are not "interested persons" of that Fund (as defined in the 1940 Act), considered the following matters, among others, in approving the proposed Reorganizations:

        First, that following the Reorganizations, New RMR will have a combined portfolio with greater assets than those of any of the Funds individually. The Funds' Boards considered that the diversification afforded by the substantially larger market capitalization of New RMR should lessen the volatility of New RMR's portfolio taken as a whole. The Funds' Boards believe that due to the substantially larger market capitalization of New RMR and significantly expanded common shareholder base for New RMR following the Reorganizations, the average trading volume for New RMR common shares is likely to be greater than the individual average trading volume of the Acquired Funds. The Funds' Boards believe that this increased volume should make it easier for shareholders to purchase and sell their New RMR common shares, thereby reducing volatility in the market for the reorganized New RMR's common shares. The Funds' Boards also considered that the New RMR common shares received in the Reorganizations may trade at a market discount from NAV following the Reorganizations and thus an Acquired Fund common shareholder may not able to sell their newly received New RMR common shares at the NAV received in their Fund's Reorganization. The Funds' Boards can provide no assurances of the extent, if any, to which New RMR's common shares will trade at a discount or premium following the Reorganizations. There also can be no assurance that the Funds' relative historic discounts would continue should the Reorganizations not take place, and the Funds' Boards considered this as well.

        Second, that the Reorganizations will result in a reorganized New RMR that will (i) have similar investment objectives to the current investment objectives of each of the Acquired Funds and (ii) be managed by the same investment advisory personnel, Boards and portfolio managers that currently manage each of the Funds, except that Mr. Gerard M. Martin, a Trustee of the Acquired Funds, will be replaced by Mr. Adam D. Portnoy on the Board of New RMR. As of December 31, 2008, each Acquired Fund (other than Old RMR) held at least 47% by value of its portfolio investments in REITs, and Old RMR held 90% by value of its investments in REITs. While RCR's investment objective seeks to earn and pay a high current dividend income to common shareholders by investing in real estate companies and portfolio funds (i.e., other closed end management investment companies) with a secondary objective of capital appreciation, RCR's Board believes that New RMR's strategy, along with the other benefits of the Reorganizations discussed herein, may result in common shareholders of RCR realizing higher current income that they would otherwise be able to realize if RCR's Reorganization with New RMR is not consummated. Each Fund's Board believes that the Reorganization of each Fund with New RMR will allow operational efficiencies to be gained in light of the Funds' redundant investment portfolios and provide the Funds' shared portfolio managers with a more focused portfolio of investments to manage. Each Fund's Board also believes that each Reorganization will provide the potential for economies of scale and lower operating expenses for the shareholders of each Fund. The Funds' Boards considered that the greater asset size of the reorganized New RMR may allow it, relative to each Acquired Fund, to obtain better net prices on securities trades and achieve a greater diversification of portfolio holdings.

        Third, that New RMR's investment objectives and policies are identical to Old RMR's, except that (i) Old RMR is a diversified fund and New RMR is a non-diversified fund and (ii) Old RMR's investments in non-investment grade ratable securities are limited to 45% of its managed assets

(measured at the time of investment) and New RMR will not be limited in the amount of its managed assets that it may invest in non-investment grade ratable securities. The Boards considered that the Board of New RMR has decided to depart from Old RMR's investment policies in these respects in light of the continuing turmoil in the financial markets and, in particular, in the real estate preferred sector of the market in which Old RMR and New RMR invest. The Boards noted that New RMR's Board made this decision in order to give New RMR added operational flexibility in this challenging economic environment and that New RMR does not intend to dramatically increase the amount of its managed assets invested in non-investment grade ratable securities relative to Old RMR's historic investment practices.

        Fourth, that New RMR is organized as a Delaware statutory trust and each Acquired Fund is organized as a Massachusetts business trust. The Boards recognized that, though similarities exist between the governing documents of New RMR and the Acquired Funds, many provisions contained in New RMR's governing documents are different than those contained, if at all, in the governing documents of the Acquired Funds. The Boards noted that these differences included, for example, provisions relating to shareholder voting rights and standards, what constitutes a quorum at a meeting of shareholders, required qualifications needed for an individual to serve as a trustee, the election of trustees and the voting standard required for such election, the ability of shareholders to propose nominees for election as trustees and propose other business before a meeting of shareholders of New RMR, the ability of Trustees to remove, with or without cause, other Trustees, the procedures and requirements relating to a shareholder's ability to bring a derivative suit against New RMR, if demanded by any applicable party, arbitration of any claim brought by or on behalf of a shareholder of New RMR against New RMR, its Trustees, officers, investment adviser (including the Advisor or its successor), agents and employees, including derivative claims and class actions, the ability of the chairperson of a meeting of shareholders of New RMR to organize, control and adjourn meetings of shareholders, and the regulatory disclosure and compliance requirements required to be adhered to by shareholders. The Funds' Boards believe that a fund organized as a Delaware statutory trust offers advantages over a fund organized as a Massachusetts business trust, including limiting by statute the personal liability of shareholders, the ability to simplify operations by reducing administrative burdens and a well established body of business entity law. The Acquired Funds' Boards noted the differences between the governing documents of each Acquired Fund and the governing documents of New RMR and that shareholders of each Acquired Fund should consider such differences when determining whether to approve their Fund's respective Reorganization with New RMR.

        Fifth, that after the Reorganizations certain fixed administrative costs will be spread across the reorganized New RMR's larger asset base, resulting in lower aggregate costs for the reorganized New RMR relative to each Fund on a standalone basis. Although the magnitude of the benefit of lower expenses for common shareholders of each respective Fund will be different, each Fund's Board expects that its Fund should realize some benefit either immediately or in the future from the Reorganizations. Each Acquired Fund's Board, other than Old RMR's, noted that, prospectively, the expense ratios for the reorganized New RMR should be lower after the Reorganizations than the expense ratios would be for each Acquired Fund, other than Old RMR, if the Reorganizations did not occur. Old RMR's Board noted that, prospectively, the expense ratios for the reorganized New RMR should be substantially similar after the Reorganizations to the expense ratios for Old RMR if the Reorganizations did not occur. Though Old RMR's Board noted that it does not believe that Old RMR's participation in the Reorganizations will have a substantial effect on its expense ratios, Old RMR's Board concluded that the Reorganizations are in the best interests of Old RMR's shareholders because of other potential offsetting benefits of the Reorganizations for Old RMR's shareholders. Old RMR's Board noted that these potential benefits generally stem from the substantially larger asset base New RMR will have after the Reorganizations relative to Old RMR's current asset base and include, for example, the potential for economies of scale and enhanced market liquidity for New RMR common shares discussed elsewhere under this heading.

        Sixth, that as a result of the relatively small size of the Funds compared to many other publicly held closed end management investment companies, each of the Funds pays a relatively high amount of annual costs as a percentage of net assets, including annual charges for stock exchange listing fees, transfer agency fees, administration and sub-administration fees, custodian fees, the costs of preparing separate annual audited financial statements, legal fees for ordinary business and the like. By combining the Funds, the Funds' Boards believe that the Funds may be able to realize annual cost savings totaling approximately $1,385,000, based on the year ended December 31, 2008. The Boards noted that, since the Advisor will make cash payments to compensate RFR and RDR for the elimination of their respective advisory fee waivers, the effect of the elimination of each of RFR's and RDR's advisory fee waiver was not factored into this estimate.

        Seventh, that each Fund pays a management fee to the Advisor at an annual rate of (i) 0.85% of the Fund's average managed assets in the case of each Fund other than RCR, and (ii) of 1.00% of the Fund's average managed assets in the case of RCR. The Funds' Boards considered that, for the first five years following the closing of each of Old RMR's, RHR's and RFR's initial public offering of common shares, the Advisor has contractually agreed to waive a portion of its management fee equal to 0.25% of the average managed assets of each Fund and that following each Reorganization, the Advisor will provide investment advisory services to New RMR pursuant to the terms and conditions of an investment advisory agreement between New RMR and the Advisor. The Funds' Boards considered that, for the first five years following the closing of RDR's initial public offering of common shares, the Advisor has contractually agreed to waive a portion of its management fee equal to 0.55% of the average managed assets of RDR. RCR's Board noted that RCR does not have a contractual fee waiver. The Funds' Boards recognized that the terms of the investment advisory agreement between New RMR and the Advisor are substantively the same as the terms of the existing investment advisory agreement between Old RMR and the Advisor and that since Old RMR' s contractual fee waiver expired on December 18, 2008, the investment advisory agreement between New RMR and the Advisor does not contain a contractual fee waiver. RHR's contractual fee waiver expires on April 27, 2009 (which is prior to the anticipated closing date of RHR's Reorganization with New RMR), RFR's contractual fee waiver expires on November 22, 2009 and RDR's contractual fee waiver expires on May 24, 2010. The Funds' Boards considered that, in order to compensate each of RFR and RDR for the elimination of its respective fee waiver, which would occur as a result of each such Fund's Reorganization with New RMR, the Advisor has agreed to make cash payments to each of RFR and RDR which, based on each Acquired Fund's managed assets as of December 31, 2008, an assumed closing date of June 1, 2009 for each Reorganization, and an applied discount factor of 7%, amounted to compensatory payments of $4,824 and $30,264 to RFR and RDR, respectively. The Funds' Boards considered that the actual amount of this compensatory payment will change based on the actual closing date of each respective Reorganization, the actual value of RFR's and RDR's managed assets on the applicable closing date and the actual applied discount factor. RCR's Board further considered that if its Reorganization with New RMR were consummated, it would result in a 15 basis point reduction in the management fee for RCR's shareholders, from 1.00% of average managed assets to 0.85% of average managed assets.

        Eighth, that generally each Fund will pay its own expenses incurred in connection with the Reorganizations, whether or not any individual Fund's Reorganization with New RMR is consummated. With respect to any expenses incurred in connection with the Reorganizations that are attributable to more than one Fund, the Boards determined that such expenses will be allocated in proportion to the net asset values attributable to the common shares of the applicable Funds. If all the Reorganizations are consummated, the Boards noted that the current estimate of total expenses to be incurred in connection with the Reorganizations is $1,964,177, and the portion of such expenses to be borne by each of Old RMR, RHR, RFR, RDR and RCR is estimated to be $819,193, $436,639, $297,810, $310,265 and $100,270, respectively, of which each Fund had accrued or paid $423,754, $345,271, $310,525, $283,403 and $116,224, respectively, as of December 31, 2008. The Boards then noted that neither the Funds nor the Advisor will pay any shareholder expenses arising out of or in connection with the Reorganizations. The Boards further considered that New RMR will reimburse the Advisor for any expenses funded by the Advisor solely and directly attributable to organizing New RMR as a Delaware statutory trust, registering and organizing New RMR as an investment company under the 1940 Act, registering New RMR's shares for sale under the Securities Act of 1933, listing New RMR's shares for trading on NYSE Amex and any other expenses incidental to organizing New RMR and qualifying it to conduct business as a closed end management investment company under the 1940 Act. The Boards noted that these organizational expenses are expected to amount to approximately $40,000, which New RMR will charge as an expense. Lastly, the Boards recognized that if an Acquired Fund's shareholders do not approve at the Meeting (or any adjournment or postponement of the Meeting) the proposed Reorganization, the applicable Acquired Fund will not bear any further costs of the Reorganizations after that time except as may be directly attributable to or already incurred by it. Accordingly, the Boards noted that each Acquired Fund may incur expenses arising from the planned Reorganizations even though its proposed Reorganization may not occur. To this end, the Boards recalled that, as discussed above, as of December 31, 2008, each of Old RMR, RHR, RFR, RDR and RCR had accrued or paid expenses arising from the planned Reorganizations amounting to $423,754, $345,271, $310,525, $283,403 and $116,224, respectively.

        Ninth, that the Reorganizations are not anticipated to directly benefit preferred shareholders of the Funds in any material manner; however, none of the expenses of the Reorganizations will be borne by preferred shareholders of the Funds and the terms of the newly issued New RMR preferred shares will be essentially the same as the terms of the applicable Acquired Fund's preferred shares. The Funds' Boards considered that, although to date no auctions for preferred securities of the Acquired Funds have failed to attract sufficient clearing bids (such auctions are commonly referred to as "failed" auctions), if RBC Capital Markets Corporation, an affiliate of RBC Dain Rauscher Inc., the Acquired Funds' lead broker-dealer for their auction rate preferred securities, had not been a purchaser of preferred securities in the Acquired Funds' auctions, the applicable auctions likely would have failed and holders of the Acquired Funds' preferred shares would not have been able to sell their preferred shares in the applicable auctions. The Funds' Boards considered that there can be no assurance that RBC Capital Markets Corporation or any other affiliate of RBC Dain Rauscher Inc. would purchase Fund preferred shares in any future auction of Fund preferred securities or that the Funds, including New RMR, who will also retain RBC Dain Rauscher Inc. as lead broker-dealer for auctions of its preferred securities, will not have any auction for their preferred securities fail. If auctions for the Funds' preferred shares fail, or if market conditions generally frustrate the Funds' ability to enhance investment results through the investment of capital attributable to their outstanding preferred shares, the Fund's Boards considered that such factors may precipitate a change in the form and/or amount of investment leverage used by the Funds.

        Tenth, that the Advisor will benefit from the Reorganizations. For example, the Advisor may achieve cost savings due to the reorganized New RMR's lower fixed costs, which may result in reduced costs resulting from a consolidated portfolio management effort. Each Fund's Board believes, however, that these savings should not amount to a significant economic benefit to the Advisor.

LEGAL PROCEEDINGS

        There are no material pending legal proceedings to which the Funds or the Advisor is a party. RHR had recently been involved in litigation with its shareholder, Bulldog Investors General Partnership. The purpose of this litigation was to enforce provisions of RHR's declaration of trust which generally limits ownership of RHR to not more than 9.8% of RHR's outstanding shares. The other Funds' declarations of trust contain a similar 9.8% ownership limitation. The parties to this litigation entered into a settlement agreement in June 2008, and on July 1, 2008 the court granted the parties' joint motion to dismiss this litigation, effectively ending the litigation.

 VOTING INFORMATION AND REQUIRED VOTE

        Each Fund common and preferred share is entitled to one vote.

        Approval of Proposal 1(a) requires the affirmative vote of a "majority of the outstanding" (as defined in 1940 Act) common shares and preferred shares of Old RMR, voting together as a single class. "Majority of the outstanding" common shares and preferred shares of Old RMR, as defined pursuant to the 1940 Act, means the lesser of (i) 67% or more of Old RMR's common shares and preferred shares, together as a single class, present at a meeting of Old RMR's shareholders, if the holders of more than 50% of Old RMR's outstanding common shares and preferred shares are present or represented by proxy, or (ii) more than 50% of Old RMR's outstanding common shares and preferred share, together as a single class.

        Approval of Proposal 1(b) requires the affirmative vote of a majority of the outstanding preferred shares of Old RMR, voting as a separate class. This means that more than 50% of Old RMR's outstanding preferred shares must vote in favor of Old RMR's proposed Agreement and Plan of Reorganization and related Reorganization with New RMR.

        Approval of Proposal 2(a) requires the affirmative vote of a "majority of the outstanding" (as defined in 1940 Act) common shares and preferred shares of RHR, voting together as a single class. "Majority of the outstanding" common shares and preferred shares of RHR, as defined pursuant to the 1940 Act, means the lesser of (i) 67% or more of RHR's common shares and preferred shares, together as a single class, present at a meeting of RHR's shareholders, if the holders of more than 50% of RHR's outstanding common shares and preferred shares are present or represented by proxy, or (ii) more than 50% of RHR's outstanding common shares and preferred share, together as a single class.

        Approval of Proposal 2(b) requires the affirmative vote of a majority of the outstanding preferred shares of RHR, voting as a separate class. This means that more than 50% of RHR's outstanding preferred shares must vote in favor of RHR's proposed Agreement and Plan of Reorganization and related Reorganization with New RMR.

        Approval of Proposal 3(a) requires the affirmative vote of a "majority of the outstanding" (as defined in 1940 Act) common shares and preferred shares of RFR, voting together as a single class. "Majority of the outstanding" common shares and preferred shares of RFR, as defined pursuant to the 1940 Act, means the lesser of (i) 67% or more of RFR's common shares and preferred shares, together as a single class, present at a meeting of RFR's shareholders, if the holders of more than 50% of RFR's outstanding common shares and preferred shares are present or represented by proxy, or (ii) more than 50% of RFR's outstanding common shares and preferred shares, together as a single class.

        Approval of Proposal 3(b) requires the affirmative vote of a majority of the outstanding preferred shares of RFR, voting as a separate class. This means that more than 50% of RFR's outstanding preferred shares must vote in favor of RFR's proposed Agreement and Plan of Reorganization and related Reorganization with New RMR.

        Approval of Proposal 4(a) requires the affirmative vote of a "majority of the outstanding" (as defined in 1940 Act) common shares and preferred shares of RDR, voting together as a single class. "Majority of the outstanding" common shares and preferred shares of RDR, as defined pursuant to the 1940 Act, means the lesser of (i) 67% or more of RDR's common shares and preferred shares, together as a single class, present at a meeting of RDR's shareholders, if the holders of more than 50% of RDR's outstanding common shares and preferred shares are present or represented by proxy, or (ii) more than 50% of RDR's outstanding common shares and preferred share, together as a single class.

        Approval of Proposal 4(b) requires the affirmative vote of a majority of the outstanding preferred shares of RDR, voting as a separate class. This means that more than 50% of RDR's outstanding preferred shares must vote in favor of RDR's proposed Agreement and Plan of Reorganization and related Reorganization with New RMR.

        Approval of Proposal 5(a) requires the affirmative vote of a "majority of the outstanding" (as defined in 1940 Act) common shares and preferred shares of RCR, voting together as a single class. "Majority of the outstanding" common shares and preferred shares of RCR, as defined pursuant to the 1940 Act, means the lesser of (i) 67% or more of RCR's common shares and preferred shares, together as a single class, present at a meeting of RCR's shareholders, if the holders of more than 50% of RCR's outstanding common shares and preferred shares are present or represented by proxy, or (ii) more than 50% of RCR's outstanding common shares and preferred shares, together as a single class.

        Approval of Proposal 5(b) requires the affirmative vote of a majority of the outstanding preferred shares of RCR, voting as a separate class. This means that more than 50% of RCR's outstanding preferred shares must vote in favor of RCR's proposed Agreement and Plan of Reorganization and related Reorganization with New RMR.

        Shareholders who object to the proposed Reorganization(s) will not be entitled under Massachusetts law, Delaware law or the relevant Agreement and Plan of Reorganization and declaration of trust, as amended, of each Fund to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Reorganizations as proposed are not expected to result in recognition of gain or loss to shareholders for United States federal income tax purposes and that shares of each of Old RMR, RHR, RFR, RDR and RCR may be sold at any time prior to the consummation of the proposed Reorganizations.

        Certain Voting Information.    Pursuant to applicable rules, member organizations (e.g., broker-dealer firms) cannot vote your proxy without instructions when the proposed shareholder action involves a merger or consolidation. It is vital that you sign and return your proxy if you wish to have your shares voted at the Meeting.

CONDITIONS TO THE REORGANIZATIONS

        The Reorganization of each Acquired Fund is conditioned upon the approval by the Acquired Fund's shareholders of the applicable Reorganization related proposal and, which respect to each Acquired Fund other than Old RMR, the consummation of Old RMR's Reorganization with New RMR. However, any Reorganization may otherwise be consummated whether or not the other Reorganizations are consummated. In the event that one Acquired Fund's Reorganization is approved but another Acquired Fund's Reorganization is not approved, the Boards of the Acquired Fund(s) whose shareholders approved its Fund's proposed Reorganization(s), as well as the Board of New RMR, will consider whether to proceed with the approved Reorganizations. The Boards of any Acquired Funds whose shareholders have not approved its applicable Reorganization will consider what actions, if any, to take in light of that failure to obtain shareholder approval.

        Each of the Funds may waive any condition to its obligation to consummate the Reorganization that is applicable to it.

ADDITIONAL INFORMATION CONCERNING THE MEETING

Methods of Solicitation and Proxy Firm

        Your proxy is being solicited by the Board of your Fund. In addition to solicitation of proxies by mail, proxies may be solicited by personal interview, telephone, electronic transmission or otherwise by the Trustees, officers and employees of your Fund, the Advisor and its personnel. Persons holding shares as nominees will be reimbursed by the relevant Fund, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts.

        The Funds have retained Innisfree to assist in the solicitation of proxies for a fee not to exceed $12,500 per Fund plus reimbursement for out-of-pocket expenses. The Funds have agreed to indemnify Innisfree against certain liabilities arising out of the Funds' arrangements with Innisfree.

Revoking Proxies

        Each Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised

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  By filing a written notice of revocation with the applicable Fund, addressed to the Secretary of your Fund, at 400 Centre Street, Newton, MA 02458;

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  By returning a duly executed proxy with a later date before the time of the Meeting;

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  By voting over the internet or by telephone at a later time; or

  •
  If a shareholder has executed a proxy but is present at the Meeting and wishes to vote in person, by notifying the secretary of your Fund at any time before it is voted.

        Being present at the Meeting alone does not revoke a previously executed and returned proxy.

        If your shares are held in the name of a brokerage firm, bank, nominee or other institution (commonly referred to as in "street name") and you have instructed your brokerage firm, bank, nominee or other institution to vote your shares, you must follow the instructions received from your brokerage firm, bank, nominee or other institution to change those instructions. In addition, in order to vote your shares held in street name at the Meeting, you must provide a legal proxy from the institution through which you hold those shares.

Outstanding Shares, Quorum, Abstentions, Broker Non-Votes and Discretionary Voting

        As of March 31, 2009 (the "record date"), the number of common shares of beneficial interest outstanding was (i) 6,824,000 with respect to Old RMR, (ii) 2,485,000 with respect to RHR, (iii) 1,484,000 with respect to RFR, (iv) 2,663,977 with respect to RDR and (v) 1,255,914 with respect to RCR.

        As of March 31, 2009 (the "record date"), the number of preferred shares of beneficial interest outstanding was (i) 438 with respect to Old RMR, (ii) 91 with respect to RHR, (iii) 47 with respect to RFR, (iv) 64 with respect to RDR and (v) 27 with respect to RCR.

        Only shareholders of record on the record date are entitled to notice of and to vote at the Meeting. A quorum of shareholders is required to take action at each Acquired Fund's Meeting. A quorum for the applicable proposals to be considered at the Meetings will require:

  •
  For Proposals 1(a), 2(a), 3(a), 4(a) and 5(a): A majority of the applicable Acquired Fund's outstanding common shares and preferred shares, as a single class, represented in person or by proxy.

  •
  For Proposals 1(b), 2(b), 3(b), 4(b) and 5(b): A majority of the applicable Acquired Fund's outstanding preferred shares, as a separate class, represented in person or by proxy.

        Common shares and preferred shares of an Acquired Fund represented by valid proxies or in person will count for the purpose of determining the presence of a quorum for each proposal those shares are entitled to vote upon at the Meeting. Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting.

        Abstentions with respect to a proposal to be considered at the Meeting will be counted as shares present for purposes of determining whether a quorum is present for that Fund's proposal. Abstentions with respect to any of Proposals 1(a), 1(b), 2(a), 2(b), 3(a), 3(b), 4(a), 4(b), 5(a) or 5(b) will have the effect of a vote against that proposal.

        Broker non-votes are shares held in street name for which instructions on a particular proposal have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Because brokers will not have discretionary authority to vote on any proposals at the Meeting, there will be no broker non-votes at the Meeting.

        The individuals named as proxies on the enclosed proxy cards will vote in accordance with your directions as indicated thereon if your proxy is received properly executed. If you properly execute your proxy card and give no voting instructions, your shares will be voted FOR each proposal to the extent that your shares are entitled to be voted on each of the proposals.

        If you submit a properly executed proxy, unless your proxy has been revoked before or at the Meeting, your shares will be voted at the discretion of the persons named as proxies for any other business that may properly come before the Meeting.

Security Ownership of Certain Beneficial Owners

        Unless otherwise indicated, the information set forth below is as of March 6, 2009. To each Fund's knowledge, no person beneficially owned 5% or more of the Fund's respective outstanding common shares, except as set forth below. To each Fund's knowledge, no person beneficially owned 5% or more of the respective Fund's outstanding preferred shares, except as set forth below. To each Fund's knowledge, none of its officers or Trustees owned 1% or more of the outstanding common shares of the Fund, except as set forth below. To each Fund's knowledge, none of its officers or Trustees owned any preferred shares of any Fund. Collectively, to each of Old RMR's, RHR's, RFR's, RDR's or RCR's knowledge, the officers and Trustees of the Acquired Funds beneficially own, as a group, in the aggregate 210,493, 527,462, 287,243, 100,828 and 62,554 common shares (not including any fractional shares which may be beneficially owned by an officer or Trustee) of Old RMR, RHR, RFR, RDR and RCR, respectively, representing 3.08%, 21.23%, 19.36%, 3.78% and 4.98%, respectively, of those respective Funds' outstanding common shares. The officers and Trustees of the Funds would beneficially own, as a group, approximately 7.55% of the reorganized New RMR, assuming that all the Reorganizations are consummated. Unless otherwise indicated below, to each Acquired Fund's knowledge, each owner named below has sole voting and dispositive power for all shares shown to be beneficially owned by that person and owns those shares directly.

        As of the date of this Joint Proxy Statement/Prospectus and until the consummation of the Reorganizations, the Advisor, which is beneficially owned by Barry M. Portnoy and Adam D. Portnoy,

will own 100% of New RMR's common shares. Mr. Barry Portnoy is a Trustee of New RMR and Mr. Adam Portnoy is a Trustee and the President of New RMR.

Title of Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Share Class	Percentage of the Reorganized New RMR(1)
Old RMR
Common shares	Financial & Investment Management Group, Ltd.(2)	406,475		5.96%	3.50%
Common shares	Gerard M. Martin(3)	100,307	(4)	1.47%	0.86%
Common shares	Barry M. Portnoy(3)	83,975	(5)	1.23%	0.72%
Preferred shares	Royal Bank of Canada(6)	374		85.39%	42.74%
RHR
Common shares	Barry M. Portnoy(3)	277,842	(5)	11.18%	1.93%
Common shares	Financial & Investment Management Group, Ltd.(7)	256,364		10.32%	1.78%
Common shares	Gerard M. Martin(3)	246,284	(4)	9.91%	1.71%
Preferred shares	Royal Bank of Canada(8)	10		10.99%	1.14%
RFR
Common shares	Barry M. Portnoy(3)	148,350	(5)	10.00%	0.71%
Common shares	Gerard M. Martin(3)	137,844	(4)	9.29%	0.66%
Preferred shares	Royal Bank of Canada(9)	11		23.40%	1.26%
RDR
Common shares	Barry M. Portnoy(3)	55,717	(5)	2.09%	0.21%
Common shares	Gerard M. Martin(3)	43,401	(4)	1.63%	0.16%
Preferred shares	Royal Bank of Canada(10)	43		67.19%	4.91%
RCR
Common shares	Barry M. Portnoy(3)	31,457	(5)	2.50%	0.16%
Common shares	Gerard M. Martin(3)	21,097	(4)	1.68%	0.11%
Common shares	Adam D. Portnoy(3)	16,291	(11)	1.30%	0.08%
Preferred shares	Royal Bank of Canada(12)	7		25.93%	0.80%

(1)
Assumes all Reorganizations are consummated.

(2)
Information based on Schedule 13G/A, dated January 31, 2009 filed by Financial & Investment Management Group, Ltd. with the SEC on March 4, 2009. Financial & Investment Management Group, Ltd. has an address of 111 Cass Street, Traverse City, Michigan 49684, and is a registered investment adviser, managing individual client accounts. According to this Schedule 13G/A, all shares represented in the Schedule 13G are held in accounts owned by the clients of Financial & Investment Management Group, Ltd.

(3)
The address of each of Messrs. Barry Portnoy, Adam Portnoy and Martin is 400 Centre Street, Newton, Massachusetts 02458.

(4)
100,307; 246,284; 137,844; 43,401 and 21,097 common shares of Old RMR, RHR, RFR, RDR and RCR respectively, are owned directly by Mr. Martin. Share amounts listed as beneficially owned by Mr. Martin do not include fractional share amounts.

(5)
72,183; 272,842; 142,644; 48,031 and 25,165 common shares of Old RMR, RHR, RFR, RDR and RCR, respectively, are owned directly by Mr. Barry Portnoy, and 11,792; 5,000; 5,706; 7,686 and 6,291 common shares of Old RMR, RHR, RFR, RDR and RCR, respectively, are beneficially owned by Mr. Barry Portnoy by virtue of his 55% ownership of the Advisor, which directly owns those shares. Share amounts listed as beneficially owned by Mr. Barry Portnoy do not include fractional share amounts.

(6)
Information based on Schedule 13G/A, dated January 31, 2009, filed by Royal Bank of Canada with the SEC on February 10, 2009. Royal Bank of Canada has an address of 200 Bay Street, Toronto, Ontario M5J 2J5, Canada, and is a Canadian chartered bank. According to this Schedule 13G/A, Royal Bank of Canada has shared voting and dispositive power over these securities. Royal Bank of Canada is an affiliate of RMR's lead broker-dealer for its preferred shares.

(7)
Information based on Schedule 13G/A, dated February 28, 2009 filed by Financial & Investment Management Group, Ltd. with the SEC on March 23, 2009. Financial & Investment Management Group, Ltd. has an address of 111 Cass Street, Traverse City, Michigan 49684, and is a registered investment adviser, managing individual client accounts. According to this Schedule 13G/A, all shares represented in the Schedule 13G are held in accounts owned by the clients of Financial & Investment Management Group, Ltd.

(8)
Information based on Schedule 13G/A, dated January 31, 2009 filed by Royal Bank of Canada with the SEC on February 10, 2009. Royal Bank of Canada has an address of 200 Bay Street, Toronto, Ontario M5J 2J5, Canada, and is a Canadian chartered bank. According to this Schedule 13G/A, Royal Bank of Canada has shared voting and dispositive power over these securities. Royal Bank of Canada is an affiliate of RHR's lead broker-dealer for its preferred shares.

(9)
Information based on Schedule 13G/A, dated January 31, 2009 filed by Royal Bank of Canada with the SEC on February 10, 2009. Royal Bank of Canada has an address of 200 Bay Street, Toronto, Ontario M5J 2J5, Canada, and is a Canadian chartered bank. According to this Schedule 13G/A, Royal Bank of Canada has shared voting and dispositive power over these securities. Royal Bank of Canada is an affiliate of RFR's lead broker-dealer for its preferred shares.

(10)
Information based on Schedule 13G/A, dated January 31, 2009 filed by Royal Bank of Canada with the SEC on February 10, 2009. Royal Bank of Canada has an address of 200 Bay Street, Toronto, Ontario M5J 2J5, Canada, and is a Canadian chartered bank. According to this Schedule 13G/A, Royal Bank of Canada has shared voting and dispositive power over these securities. Royal Bank of Canada is an affiliate of RDR's lead broker-dealer for its preferred shares.

(11)
10,000 common shares of RCR are owned directly by Mr. Adam D. Portnoy. 11,792; 5,000; 5,706; 7,686 and 6,291 common shares of Old RMR, RHR, RFR, RDR and RCR, respectively, are directly owned by the Advisor, of which Mr. Adam Portnoy owns a 45% stake; with respect to Old RMR, RHR, RFR and RDR, such holdings amount to less than 1% of the respective Fund's outstanding common shares. Mr. Adam Portnoy disclaims beneficial ownership of the Funds' shares owned by the Advisor, except to the extent he may have a pecuniary interest therein. Share amounts listed as beneficially owned by Mr. Adam Portnoy do not include fractional share amounts.

(12)
Information based on Schedule 13G/A, dated January 31, 2009 filed by Royal Bank of Canada with the SEC on February 10, 2009. Royal Bank of Canada has an address of 200 Bay Street, Toronto, Ontario M5J 2J5, Canada, and is a Canadian chartered bank. According to this Schedule 13G/A, Royal Bank of Canada has shared voting and dispositive power over these securities. Royal Bank of Canada is an affiliate of RCR's lead broker-dealer for its preferred shares.

        In addition, Mr. Mark L. Kleifges, the Treasurer and Chief Financial Officer of each Fund, owns 8,376, 1,859, 601 and 1,177 common shares of Old RMR, RHR, RFR and RDR, respectively. Share amounts listed as beneficially owned by Mr. Kleifges do not include fractional share amounts. Mr. Kleifges's holdings in each respective Fund amount to less than 1% of the common shares outstanding of each respective Fund. Mr. Kleifges's address is 400 Centre Street, Newton, Massachusetts 02458.

Shareholder Nominations and Proposals

        Each Acquired Fund's declaration of trust requires compliance with certain procedures for a Fund shareholder to properly make a nomination for election to the Board or to propose other business for the Fund. If a shareholder who is entitled to do so under a Fund's declaration of trust or bylaws wishes to nominate a person or persons for election to the Fund's Board or propose other business for the Fund, that shareholder must provide a written notice to the Fund's Secretary at 400 Centre Street, Newton, MA 02458. The notice must set forth specified information about the nominee, the shareholder making the nomination or proposal and associates of that shareholder, and provide to the extent known by the shareholder giving the notice, the name and address of any other shareholder supporting the shareholder's nomination or proposal. In addition, at the same time as or prior to the submission of a shareholder proposal of business at a meeting of the Fund's shareholders that, if approved and implemented by the Fund, would cause the Fund to be in breach of any covenant in any existing or proposed debt instrument of the Fund or agreement of the Fund with any lender or if approved cannot be implemented by the Fund without obtaining the consent or approval of a regulatory body, the shareholder must submit to the Fund's secretary (i) evidence satisfactory to the Board of the lender's willingness to waive the breach of covenant or that the required regulatory notices, consents or approvals have been given or obtained, as applicable or (ii) a plan for repayment of the applicable indebtedness and related amounts or a plan to make the requisite notices or obtain the requisite consents or approvals, as applicable, and in each case to the Board's satisfaction. If the notice pertains to a nomination, the notice must include a written consent to being named in the proxy statement as a nominee and to serving as a Trustee if elected.

        To be timely, the notice must be delivered to the Fund's Secretary not later than the close of business on the 90th day nor earlier than the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting of shareholders of the Fund. If the date of mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from the anniversary date of the date of mailing of the notice for the preceding year's annual meeting of shareholders of the Fund, notice by the shareholder must be delivered not earlier than the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of: (i) the 90th day prior to the date of mailing of the notice for such annual meeting or (ii) the 10th day following the day on which public announcement of the date of mailing of the notice for such meeting is first made by the Fund. No shareholder may give notice to nominate or propose other business to a Fund's secretary unless the shareholder holds a certificate for all Fund shares owned by the shareholder, and a copy of each certificate held by the shareholder must accompany the shareholder's notice in order for the notice to be effective.

        The foregoing description of the procedures for a Fund shareholder to properly make a nomination for election to the board or to propose other business for the Fund is only a summary and is not complete. Copies of each Fund's declaration of trust and bylaws, including the provisions which concern the requirements for shareholder nominations and proposals, may be obtained by writing to the Fund's Secretary at 400 Centre Street, Newton, MA 02458. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Fund's declaration of trust.

        Provisions setting forth the procedures and requirements for a New RMR shareholder to properly make a nomination for election to the board or to propose other business for New RMR, which are set forth in New RMR's bylaws, are different than those of the Acquired Funds which are described above. See Appendix 1 to this Joint Proxy Statement/Prospectus, which is entitled "A Comparison of Governing Documents and State Law."

        Shareholder proposals intended to be presented pursuant to Rule 14a-8 under the Exchange Act, at an Acquired Fund's 2010 annual meeting of shareholders, must be received at the Fund's principal executive offices on or before November 2, 2009 in order to be considered for inclusion in the Fund's proxy statement for its 2010 annual meeting of shareholders. Each Acquired Fund's declaration of trust require that shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act must be submitted, in accordance with the requirements of the Fund's declaration of trust, not later than December 2, 2009 (which is also the date, after which, shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act would be considered "untimely" within the meaning of Rule 14a-4(c) under the Exchange Act) and not earlier than November 2, 2009. Any Acquired Fund that consummates its proposed Reorganization with New RMR will cease to exist, and thus will not hold an annual meeting of shareholders in 2010. Shareholder proposals intended to be presented pursuant to Rule 14a-8 under the Exchange Act, at New RMR's 2010 annual meeting of shareholders, must be received at New RMR's principal executive offices on or before December 1, 2009 in order to be considered for inclusion in New RMR's proxy statement for its 2010 annual meeting of shareholders. New RMR's bylaws require that shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act must be submitted, in accordance with the requirements of New RMR's bylaws, not later than December 31, 2009 (which is also the date, after which, shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act would be considered "untimely" within the meaning of Rule 14a-4(c) under the Exchange Act) and not earlier than December 1, 2009.

Other Business

        At this time, the Board of each Acquired Fund knows of no other matter which will be brought before its applicable Acquired Fund's Meeting. However, if other matters properly come before a Meeting or any postponement or adjournment thereof and if discretionary authority to vote with respect thereto has been conferred by the applicable enclosed proxy, the persons named in the proxy will vote the proxy in accordance with their discretion on those matters.

Adjournments

        Pursuant to each Fund's declaration of trust, any number of shares less than a quorum is sufficient to adjourn the Meeting. Any adjourned session may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice.

EXPERTS

        The financial statements for each Acquired Fund's fiscal year ended December 31, 2008 (but not for semi annual periods) and financial highlights have been independently audited by the independent registered public accounting firm Ernst & Young LLP, as stated in their reports which, along with such financial statements and financial highlights, are incorporated into the SAI by reference to each Fund's annual report filed on Form N-CSR with the SEC on February 25, 2009. These financial statements and financial highlights have been included in reliance on Ernst & Young LLP's reports given on their authority as experts in accounting and auditing.

        A statement of assets and liabilities for New RMR, as of March 25, 2009 has been independently audited by the independent registered public accounting firm Ernst & Young LLP, as stated in their report which, along with such statement of assets and liabilities and the notes thereto, are reproduced in the SAI under the heading "Financial Statements." This statement of assets and liabilities has been included in reliance on Ernst & Young LLP's report given on their authority as experts in accounting and auditing.

HOUSEHOLDING OF SPECIAL MEETING MATERIALS

        Some banks, brokers and other record holders may participate in the practice of "householding" proxy statements and annual reports. This means that, unless shareholders give contrary instructions, only one copy of this Joint Proxy Statement/Prospectus or a Fund's annual report may be sent to multiple shareholders of the same Fund in each household. The Advisor will promptly deliver a separate copy of either document to you, if you call or write to the Advisor at the following address or telephone number: RMR Advisors, Inc., 400 Centre Street, Newton, MA 02458, telephone (617) 332-9530 or toll free (866) 790-8165. If you want to receive separate copies of a proxy statement or annual report in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other record holder, or you may contact the Advisor at the above address or telephone number.

AVAILABLE INFORMATION

        Each Fund is subject to the informational requirements of the Exchange Act and the 1940 Act and files reports, proxy statements and other information with the SEC. The SEC maintains a website that contains the reports, proxy statements and other information that the Funds file electronically with the SEC. Copies of these documents may be viewed on screen or downloaded from the SEC's website at http://www.sec.gov. Reports, proxy statements and other information filed by the Funds with the SEC can also be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at the SEC's Public Reference Room, located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of this information by mail from the SEC at the above address, at prescribed rates.

 TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

ADDITIONAL INFORMATION ABOUT THE FUNDS	3
General Information	3
Additional Investment Information	3
Additional Investment Information Relating to RCR's Portfolio Fund Investments	13
Investment Restrictions	17
TRUSTEES AND OFFICERS OF THE FUNDS	20
General	20
Compensation of Trustees	23
Board Committees	24
Officers of the Funds	24
Trustee Beneficial Ownership of Securities	27
Codes of Ethics	28
Proxy Voting Policies	28
INVESTMENT ADVISORY AND OTHER SERVICES	29
Investment Advisory Agreement	29
Administrative Services	31
Custodian	32
Independent Registered Public Accounting Firm	32
PORTFOLIO MANAGERS	32
Portfolio Managers and Other Accounts Managed	32
Structure of Compensation	33
Ownership of Securities	33
PORTFOLIO TRANSACTIONS AND BROKERAGE	34
PRIVACY POLICY	36
U.S. FEDERAL INCOME TAX MATTERS	36
Taxation of the Funds	36
Taxation of Shareholders	38
Tax Consequences of Certain Investments	40
ADDITIONAL INFORMATION	43
FINANCIAL STATEMENTS	43
PRO FORMA FINANCIAL STATEMENTS	48
APPENDIX A—RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER	A-1
APPENDIX B—PRO FORMA FINANCIAL STATEMENTS	B-1
APPENDIX C—FORM OF AGREEMENT AND PLAN OF REORGANIZATION	C-1
APPENDIX D—FORM OF PAYMENT AGREEMENT	D-1
APPENDIX E—RMR REAL ESTATE INCOME FUND AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST	E-1
APPENDIX F—BYLAWS OF RMR REAL ESTATE INCOME FUND	F-1

 APPENDIX 1: A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW

        The following table summarizes and compares certain provisions of the governing documents of New RMR with those of the Acquired Funds, together with a comparison of Delaware statutory trust law and Massachusetts business trust law. This Appendix 1 is qualified in its entirety by the Amended and Restated Declaration of Trust of New RMR and the Bylaws of New RMR attached as Appendix E and Appendix F, respectively, to the Statement of Additional Information ("SAI") and incorporated by reference herein.

Delaware Statutory Trust and Governing Documents of New RMR	Massachusetts Business Trust and Governing Documents of the Acquired Funds
Governing Documents/ Governing Body	A Delaware statutory trust (a "DE Trust") is formed by the filing of a certificate of trust with the Delaware Secretary of State. The Delaware law governing a DE Trust is referred to in this appendix as the "Delaware Act."

A DE Trust is an unincorporated association organized under the Delaware Act whose operations are governed by its governing instrument (which may consist of one or more instruments). Its business and affairs are managed by or under the direction of one or more trustees. As described in this chart, DE Trusts are granted a significant amount of organizational and operational flexibility. Delaware law makes it easy to obtain needed shareholder approvals, and also permits the management of a DE Trust to take various actions without being required to make state filings or obtain shareholder approval.	A Massachusetts business trust (a "MA Trust") is created by the trustees' execution of a written declaration of trust. A MA Trust is required to file the declaration of trust with the Secretary of the Commonwealth of Massachusetts and with the clerk of every city or town in Massachusetts where the trust has a usual place of business. A MA Trust is a voluntary association with transferable shares of beneficial interests, organized under the Massachusetts statute governing business trusts (the "Massachusetts Statute"). A MA Trust is considered to be a hybrid, having characteristics of both corporations and common law trusts. A MA Trust's operations are governed by a trust instrument and bylaws. The business and affairs of a MA Trust are managed by or under the direction of a board of trustees.

MA Trusts are also granted a significant amount of organizational and operational flexibility. The Massachusetts Statute is silent on most of the salient features of MA Trusts, thereby allowing trustees to freely structure the MA Trust. The Massachusetts Statute does not specify what information must be contained in the declaration of trust, nor does it require a registered officer or agent for service of process.

Appendix 1-1

	Delaware Statutory Trust and Governing Documents of New RMR	Massachusetts Business Trust and Governing Documents of the Acquired Funds
The governing instrument for each Fund is comprised of an agreement and declaration of trust and bylaws. Each Fund's governing body is a board of trustees (each, a "Board").

The New RMR Board is divided into three classes, with initial terms of one, two and three years, respectively, and terms of three years thereafter. The Acquired Funds' Boards are divided into three classes, each with a term of three years.

Ownership Shares of Interest

Under both the Delaware Act and the Massachusetts Statute, the ownership interests in a DE Trust and MA Trust are denominated as "beneficial interests" and are held by "beneficial owners." However, there is flexibility as to how a governing instrument refers to "beneficial interests" and "beneficial owners" and the governing instrument may identify "beneficial interests" and "beneficial owners" as "shares" and "shareholders", respectively.

Under the governing instruments of the Funds, beneficial interests, par value $0.001 per unit, are designated as "shares" and beneficial owners are designated as "shareholders". This comparison will use the "share" and "shareholder" terminology.

Certificates	Under New RMR's declaration, shares are to be evidenced by certificates, or at the election of a shareholder in book-entry form.

Each Acquired Fund's declaration provides that the Board may, but shall not be obligated to, provide that shares be represented by a certificate. Upon request, however, every shareholder shall be entitled to have a certificate stating the number, class and designation of the series, if any, of the shares held by such shareholder. Additionally, the form of such certificate shall, in conformity to law, be prescribed from time to time by the trustees.

Series and Classes

Under the Delaware Act, the governing instrument may provide for classes, groups or series of shares, having such relative rights, powers and duties as shareholders set forth in the governing instrument. Such classes, groups or series may be described in a DE Trust's governing instrument or in resolutions adopted by its trustees. No state filing is necessary and, unless required by the governing instrument, shareholder approval is not needed.

The Massachusetts Statute permits a MA Trust to issue one or more series or classes of shares. The Massachusetts Statute is largely silent as to any requirements for the creation of such series or classes, although the trust documents governing a MA Trust may provide methods or authority to create such series or classes without seeking shareholder approval.

Appendix 1-2

	Delaware Statutory Trust and Governing Documents of New RMR	Massachusetts Business Trust and Governing Documents of the Acquired Funds

Each Fund's declaration authorizes the Fund's trustees to divide the Fund's shares into separate and distinct classes and to divide a class into separate series of shares as permitted by the Delaware Act and Massachusetts Statute, as applicable. Such classes and series have the rights, powers and duties set forth in such Fund's declaration unless the Fund's Board provides otherwise by resolution.

Shareholder Voting Rights

Under the Delaware Act, the governing instrument may set forth any provision relating to trustee and shareholder voting rights, including the withholding of such rights from certain trustees or shareholders. If voting rights are granted, the governing instrument may contain any provision relating to the exercise of voting rights.

New RMR's declaration provides that, subject to the rights of any class or series of shares then outstanding, shareholders are entitled to vote only on (a) the election or removal of trustees; (b) amendments to the declaration; (c) conversion to an open-end company; (d) liquidation, mergers or conversions; (e) matters required to be voted on by shareholders by the Investment Company Act of 1940, as amended (the "1940 Act"), or any other applicable law; and (f) such other matters with respect to which New RMR's Board has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to shareholders for approval or ratification. With respect to matters brought before a meeting of shareholders other than for the election of trustees, New RMR's declaration of trust provides that, except as where a different voting standard is required by the 1940 Act or any other applicable law, the listing requirements of the principal exchange on which

There is no provision in the Massachusetts Statute addressing voting by the shareholders of a MA Trust. The declaration of trust of a MA Trust, however, may specify matters on which shareholders are entitled to vote.

Under each Acquired Fund's declaration, shareholders have the power to vote as provided in, and shall and may hold meetings and take actions pursuant to, the provisions of the bylaws. With respect to matters brought before a meeting of shareholders other than for the election of trustees, each Acquired Fund's declaration provides that, except where a larger vote is required by any provision of law, the declaration of trust, the bylaws or the notice of meeting sent to the shareholders, any questions shall be decided by a plurality of the quorum of each Acquired Fund's shares necessary for the transaction of business.

Appendix 1-3

	Delaware Statutory Trust and Governing Documents of New RMR	Massachusetts Business Trust and Governing Documents of the Acquired Funds
the common shares of New RMR are listed or a specific provision of New RMR's declaration, (a) if the matter is approved by at least 60% of the trustees then in office, including 60% of the Independent Trustees (as defined in New RMR's declaration of trust) then in office, a majority of all the votes cast at the meeting shall be required to approve the matter and (b) if the matter is not approved by at least 60% of the trustees then in office, including 60% of the Independent Trustees then in office, 75% of all shares entitled to vote at the meeting shall be required to approve the matter.
Conversion to an Open-End Company

Under each Fund's declaration, the conversion of the Fund or any class or series of shares of the Fund from a "closed-end company" to an "open-end company", as those terms are defined in the 1940 Act, requires the affirmative vote or consent of at least 75% of each class of shares of the Fund outstanding and entitled to vote on the matter and 75% of the trustees then in office.

Voting Powers as to Certain Transactions

Under New RMR's declaration, the affirmative vote or consent of at least a majority of the trustees then in office and, except where a different voting standard is required by the 1940 Act or any other applicable law, the affirmative vote of a majority of all the votes cast at a meeting of shareholders duly called and at which a quorum is present (by class or series or in combination, as may be established in the bylaws or by the trustees) is necessary to authorize (a) the merger or consolidation or share exchange of the Fund or any series or class of shares of the Fund with or into any other person or company or of any such person or company with or into the Fund or any series or class of

Under each Acquired Fund's declaration, the affirmative vote or consent of at least a majority of the trustees then in office and at least 75% of the shares of the Fund outstanding and entitled to vote (by class or series or in combination, as may be established in the bylaws or by the trustees) is necessary to authorize (a) the merger or consolidation or share exchange of the Fund or any series or class of shares of the Fund with or into any other person or company or of any such person or company with or into the Fund or any series or class of shares of the Fund, (b) the sale, lease or transfer of all or substantially all of the Fund's assets or (c) the liquidation or termination of the Fund.

Appendix 1-4

	Delaware Statutory Trust and Governing Documents of New RMR	Massachusetts Business Trust and Governing Documents of the Acquired Funds
shares of the Fund, (b) the sale, lease or transfer of all or substantially all of the Fund's assets or (c) the liquidation or termination of the Fund.
Quorum	Under the Delaware Act, the governing instrument may set forth any provision relating to quorum requirements at meetings of shareholders.	There is no provision in the Massachusetts Statute addressing quorum requirements at meetings of shareholders of a MA Trust.

Under New RMR's bylaws, at any meeting of shareholders, unless any statute or the declaration requires otherwise, the presence in person or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast on a particular matter shall constitute a quorum for voting on a particular matter or the transaction of business; provided, however, that the quorum standard set forth in New RMR's bylaws shall not affect any requirement under any statute or New RMR's declaration for the vote necessary for the adoption of any measure. If a quorum is not present at any meeting of shareholders, the chairperson of the meeting has the power to adjourn the meeting from time to time without the Board having to set a new record date or provide any additional notice of such meeting.

To transact business at a shareholders' meeting, each Acquired Fund's declaration provides that 33.333% of shares entitled to vote on a particular matter shall constitute a quorum for voting, unless a larger quorum is required by law, each Acquired Fund's declaration or bylaws or by the trustees in the notice of a meeting, or unless the holders of any class or series of shares are required to vote as an individual class or series and then 33.333% of shares of that class or series shall be necessary to constitute a quorum.

Shareholder Meetings

Neither the Delaware Act nor the Massachusetts Statute mandates an annual shareholders' meeting. Each Fund's declaration provides that actions by shareholders which are required or permitted may only be taken at a meeting, and shareholder meetings may only be called by the trustees. Such meetings include annual and special meetings for the nominations of persons for election to the Board and the proposal of other business to be considered by the shareholders. The bylaws of each Fund provide that regular meetings of the shareholders for the election of trustees and the transaction of other business shall be held, so long as such Fund's common shares are listed for trading on NYSE Amex, on at least an annual basis.

Appendix 1-5

	Delaware Statutory Trust and Governing Documents of New RMR	Massachusetts Business Trust and Governing Documents of the Acquired Funds
Scope of Shareholder Meetings

New RMR's bylaws provide that, except as otherwise expressly set forth in the bylaws, no business shall be transacted at meetings of shareholders except as specifically designated in the notice of such meeting or otherwise properly brought before the shareholders by or at the direction of Board.

New RMR's bylaws provide that, subject to applicable law, any shareholder proposal for business, the subject matter or effect of which would be within the exclusive purview of the Board or would be reasonably likely, if considered by the shareholders or approved or implemented by the Fund, to result in an impairment of the limited liability status for the Fund's shareholders, shall be deemed not to be a matter upon which the shareholders are entitled to vote.

Neither the Massachusetts Statute nor the Acquired Funds' declarations or bylaws specifically contain provisions relating to the scope of shareholder meetings.
Organization at Meetings

The Delaware Act does not contain provisions relating to the organization of shareholder meetings. New RMR's bylaws expressly authorize the chairperson of a shareholders' meeting, subject to the review of the Independent Trustees, to adjourn the meeting for any reason deemed necessary by the chairperson, including if (a) no quorum is present for the transaction of the business, (b) New RMR's Board or the chairperson of the meeting determines that adjournment is necessary or appropriate to enable the shareholders to consider fully information that New RMR's Board or the chairperson of the meeting determines has not been made sufficiently or timely available to shareholders or (c) New RMR's Board or the chairperson of the meeting determines that adjournment is

Neither the Massachusetts Statute nor the Acquired Funds' declarations or bylaws specifically contain provisions relating to the organization of shareholder meetings or the powers of the chairperson of the meeting.

Appendix 1-6

	Delaware Statutory Trust and Governing Documents of New RMR	Massachusetts Business Trust and Governing Documents of the Acquired Funds
otherwise in the best interests of New RMR.
Record Date

Under the Delaware Act, the governing instrument may provide for record dates. New RMR's declaration authorizes the Board to fix a record date for the determination of shareholders with respect to various matters. Under New RMR's bylaws, if no date is fixed for the determination of the shareholders entitled to vote at any meeting of shareholders, only persons in whose names shares entitled to vote are recorded on the share records of New RMR at the opening of business on the day of any meeting of shareholders shall be entitled to vote at such meeting.

There is no record date provision in the Massachusetts Statute. The declaration of each Acquired Fund authorizes the Board to fix a record date for the determination of shareholders with respect to various matters. Each Acquired Fund's bylaws provide that trustees may fix a record date, which shall be not more than 90 days before the date of any meeting of the shareholders.

Proxies

Each Fund's trustees have the power and authority to execute and deliver proxies to such person or persons as the trustees deem proper, granting to such person or persons such power and discretion with relation to securities or property as the trustees deem proper. The declaration of each Fund also provides that a shareholder's notice of an annual meeting shall set forth information that is required to be disclosed in solicitations of proxies for the election of trustees in an election contest.

Advance Notice of Nominees for Trustees and Other Proposals

New RMR's bylaws set forth procedures for submission of nominations for trustee elections and other proposals by shareholders for consideration at an annual meeting of shareholders, including, among other things:

(a) requiring a shareholder wishing to make a nomination or proposal of other business to be (i) a shareholder who has continuously held the lesser of $2,000 in market value, or 1%, of the shares of New RMR entitled to vote at the meeting on such election or the proposal for other business, as the case may be, for

Each Acquired Fund's declaration sets forth procedures for submission of nominations for trustee elections and other proposals by shareholders for consideration at an annual meeting of shareholders, including, among other things:

(a) requiring a shareholder wishing to make a nomination or proposal of other business to be a shareholder of record at the time of submitting its notice of a nomination or other proposal as well as at the time of the meeting;

(b) providing that the deadline for submitting a notice of a nomination or proposal of other

Appendix 1-7

Delaware Statutory Trust and Governing Documents of New RMR	Massachusetts Business Trust and Governing Documents of the Acquired Funds
at least one year from the date such shareholder gives the notice required by New RMR's bylaws, and continuously holds such shares through and including the time of the annual meeting (including any adjournment or postponement thereof) and (ii) a shareholder of record for at least one year immediately preceding such shareholder's submission of a notice of nomination or other proposal of business a shareholder of record of shares entitled to vote at the meeting on such election, or the proposal for other business, as the case may be, and that the shareholder continue to be a shareholder of record at the time of submitting its notice of a nomination or other proposal through and including the time of the meeting and that the shareholder submit the nomination or proposal of other business to New RMR's Board in accordance with New RMR's declaration;

(b) providing that the advance notice provisions in the bylaws are the exclusive means for a shareholder to submit such business for consideration at an annual meeting of shareholders, except to the extent of matters which are required to be presented to shareholders by applicable law which have been properly presented in accordance with the requirements of such law;

(c) providing that the deadline for submitting a notice of a nomination or proposal of other business for consideration at an annual meeting of shareholders to not later than 5:00 p.m. (Eastern Time) on the 120th day nor earlier than the 150th day prior to the first anniversary of the date of New RMR's preceding year's	business for consideration at an annual meeting of shareholders shall be not later than the close of business on the 90th day nor earlier than the 120th day prior to the first anniversary of the date of the mailing of the notice for the preceding year's annual meeting; and if the date of the mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from the anniversary date of the date of mailing of the notice for the preceding year's annual meeting, the notice shall be delivered not earlier than the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of (i) the 90th day prior to the date of mailing of the notice for such annual meeting or (ii) the 10th day following the day on which public announcement of the date of mailing of the notice for such meeting is first made by the Acquired Fund;

(c) requiring information be provided regarding any proposed nominee by the proposing shareholder, including, among other things: (i) personal information such as the name, age, business address and residence address of the proposed nominee; (ii) the class series and number of any shares that are, directly or indirectly, beneficially owned or owned of record by the proposed nominee, and the date such shares were acquired and the investment intent of such acquisition; (iii) a description of all purchases and sales of securities of the Acquired Fund by such proposed nominee during the previous 12 months, including the date of the transactions, the class, series and number of

Appendix 1-8

Delaware Statutory Trust and Governing Documents of New RMR	Massachusetts Business Trust and Governing Documents of the Acquired Funds
proxy statement; and if the date of the proxy statement for the annual meeting is more than 30 days earlier than the first anniversary of the date of the proxy statement for the preceding year's annual meeting, the notice shall be delivered by not later than 5:00 p.m. (Eastern Time) on the 10th day following the earlier of the day on which (i) notice of the annual meeting is mailed or otherwise made available or (ii) public announcement of the date of such meeting is first made by New RMR;

(d) requiring that along with submitting a notice of a nomination or proposal of other business for consideration at an annual meeting of shareholders, shareholders are required to hold a certificate for all shares owned by such shareholder during all times required by the advance notice provisions of New RMR's bylaws, and that a copy of each such certificate held by such shareholder at the time of giving such notice be included with the notice, provided, that, if at the time of giving such notice any preferred shares of New RMR may only be held in book-entry form, then the shareholder shall in lieu of delivering certificates for all such preferred shares deliver at the time of giving such notice evidence that such shareholder is the Beneficial Owner (as that term is defined in the bylaws of New RMR) for all preferred shares held by such shareholder during all times described in New RMR's bylaws;

(e) requiring information be provided regarding any proposed nominee or certain associates of the proposed nominee by the proposing shareholder, including,	securities involved in the transactions and the consideration involved; and (iv) all other information relating to the proposed nominee that is required to be disclosed in solicitations of proxies for election of a trustee in an election contest (even if an election contest is not involved), or is otherwise required, in each case, pursuant to Section 14 (or any successor provision) of the Exchange Act;

(d) requiring, with respect to any business other than the election of trustees that a shareholder proposes to bring before a meeting of shareholders, a description of the business, the reasons for proposing the business and any material interest in the business of such shareholder and certain of its associates, including any anticipated benefits;

(e) requiring, as to the shareholder giving the notice and certain of its affiliates, (i) the class, series and number of all shares of the Acquired Fund that are owned of record by the shareholder or by certain of its affiliates; (ii) the class series and number of, and the nominee holder for, any shares of the Acquired Fund that are owned, directly or indirectly, beneficially but not of record by the shareholder or by certain of its affiliates, and; (iii) the name and address of the shareholder as they appear on the Acquired Fund's books;

(f) requiring that a shareholder provide information about itself and certain of its associates, including information regarding transactions by the proposed shareholder and certain associates of the shareholder involving

Appendix 1-9

Delaware Statutory Trust and Governing Documents of New RMR	Massachusetts Business Trust and Governing Documents of the Acquired Funds
among other things: (i) personal information such as the name, age, business address and residence address of the proposed nominee and certain associates of the proposed nominee; (ii) information as to the proposed nominee's qualifications to be a trustee pursuant to the criteria set forth in the bylaws; (iii) the class series and number of any shares that are, directly or indirectly, beneficially owned or owned of record by the proposed nominee or certain of associates of the proposed nominee, and the date such shares were acquired and the investment intent of such acquisition; (iv) a description of all purchases and sales of securities of New RMR by such proposed nominee or certain associates of the proposed nominee during the previous 24 months, including the date of the transactions, the class, series and number of securities involved in the transactions and the consideration involved; (v) a description of all Derivative Transactions (as defined in New RMR's bylaws) by the proposed nominee or by certain associates of the proposed nominee during the previous 24 months, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, the transactions; (vi) disclosure of certain performance related fees that the proposed nominee or certain of the proposed nominee's associates are entitled to based on any increase or decrease in the value of shares of New RMR or instrument or arrangement of the type contemplated within the definition of a Derivative Transaction, if any, as of the date	securities of the Acquired Fund for the 12 months prior to the submission of the notice by the shareholder for which such information must be provided;

(g) to the extent known by the proposed nominee or certain associates of the proposed nominee, the name and address of any other person who owns, of record or beneficially, any shares of the Acquired Fund and who supports the proposed nominee for election or reelection as a trustee;

(h) providing that if a shareholder nomination or other proposal, if approved and implemented by the Acquired Fund, would cause the Acquired Fund to be in breach of any of its covenants in any existing or proposed debt instrument or agreement, then such proposing shareholder shall provide at the same time as the submission of its nomination or other proposal evidence satisfactory to the Acquired Fund's Board of the lender's or contracting party's willingness to waive the breach of covenant or a plan for repayment of the indebtedness to the lender or correcting the contractual default, which plan must be satisfactory to the Acquired Fund's Board in its discretion; and

(i) requiring that shareholders provide regulatory notice or obtain regulatory consent or approval, if any, with respect to shareholder nominations or other proposals.

Appendix 1-10

Delaware Statutory Trust and Governing Documents of New RMR	Massachusetts Business Trust and Governing Documents of the Acquired Funds
of such notice; (vii) disclosure of any proportionate interest in shares of New RMR or instrument or arrangement of the type contemplated within the definition of a Derivative Transaction held, directly or indirectly, by a general or limited partnership in which such proposed nominee or certain associates of the proposed nominee is a general partner or, directly or indirectly, beneficially owns an interest in a general partner; (viii) disclosure of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among the proposing shareholder, certain associates of the proposed nominee, or their respective affiliates and associates, or others acting in concert therewith, on the one hand, and the proposed nominee, or his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission (the "SEC"), if the shareholder making the nomination and certain associates of the proposed nominee on whose behalf the nomination is made, or any affiliate or associate thereof or person acting in concert therewith, were the "registrant" for purposes of such rule and the proposed nominee were a director or executive officer of such registrant; (ix) disclosure of any rights to dividends on the shares of New RMR owned beneficially by the

Appendix 1-11

Delaware Statutory Trust and Governing Documents of New RMR	Massachusetts Business Trust and Governing Documents of the Acquired Funds
proposed nominee or certain associates of the proposed nominee that are separated or separable from the underlying shares of New RMR; (x) to the extent known by the proposed nominee or certain associates of the proposed nominee, the name and address of any other person who owns, of record or beneficially, any shares of New RMR and who supports the proposed nominee for election or reelection as a trustee; (xi) all other information relating to the proposed nominee or certain associates of the proposed nominee that is required to be disclosed in solicitations of proxies for election of a trustee in an election contest (even if an election contest is not involved), or is otherwise required, in each case, pursuant to Section 14 (or any successor provision) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and (xii) such proposed nominee's notarized written consent to being named in the shareholder's proxy statement as a nominee and to serving as a trustee if elected;

(f) requiring, with respect to any business other than the election of trustees that a shareholder proposes to bring before a meeting of shareholders, (i) a description of the business; (ii) the reasons for proposing the business and any material interest in the business of such shareholder and certain of its associates, including any anticipated benefits; (iii) a description of all agreements, arrangements and understandings between the shareholder and certain associates of the shareholder amongst themselves

Appendix 1-12

Delaware Statutory Trust and Governing Documents of New RMR	Massachusetts Business Trust and Governing Documents of the Acquired Funds
or with any other person or persons (including their names) in connection with the proposal of such business by the shareholder; and (iv) a representation that the shareholder intends to appear in person or by proxy at the meeting to bring the business before the meeting;

(g) requiring, as to the shareholder giving the notice and certain of its affiliates, (i) the class, series and number of all shares of New RMR that are owned of record by the shareholder or by certain of its affiliates, and the date such shares were acquired and the investment intent of such acquisition; (ii) the class series and number of, and the nominee holder for, any shares of New RMR that are owned, directly or indirectly, beneficially but not of record by the shareholder or by certain of its affiliates, and the date such shares were acquired and the investment intent of such acquisition; (iii) all information relating to the shareholder and certain associates of the shareholder required to be disclosed in connection with the solicitation of proxies for election of trustees in an election contest (even if an election contest is not involved), or is otherwise required, in each case, pursuant to Section 14 (or any successor provision) of the Exchange Act, as amended, and the rules and regulations promulgated thereunder; (iv) the name and address of the shareholder as they appear on New RMR's books; (v) the investment strategy or objective, if any, of the shareholder or certain of its affiliates and a copy of the prospectus offering memorandum

Appendix 1-13

Delaware Statutory Trust and Governing Documents of New RMR	Massachusetts Business Trust and Governing Documents of the Acquired Funds
or similar document, if any, provided to investors or potential investors in the shareholder or certain of its affiliates;

(h) requiring that a shareholder provide information about itself and certain of its associates, including, among other things: (i) information regarding transactions by the proposed shareholder and certain associates of the shareholder involving securities of New RMR for the 24 months prior to the submission of the notice by the shareholder for which such information must be provided; (ii) disclosure of certain performance related fees that the shareholder or certain associates of the shareholder is entitled to based on any increase or decrease in the value of shares of New RMR or instrument or arrangement of the type contemplated within the definition of Derivative Transaction, if any, as of the date of such notice; (iii) disclosure of any proportionate interest in shares of New RMR or instrument or arrangement of the type contemplated within the definition of Derivative Transaction held, directly or indirectly, by a general or limited partnership in which the shareholder or certain associates of the shareholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner; and (iv) disclosure of any rights to dividends on the shares of New RMR owned beneficially by the proposed nominee or certain associates of the proposed nominee that are separated or separable from the underlying shares of New RMR;

(i) requiring the shareholder to indicate the class and series of

Appendix 1-14

Delaware Statutory Trust and Governing Documents of New RMR	Massachusetts Business Trust and Governing Documents of the Acquired Funds
beneficial interest of New RMR entitled to vote for the proposed nominee and/or other proposal of business, as applicable, if more than one class or series of beneficial interest in New RMR is outstanding;

(j) providing that if a shareholder nomination or other proposal, if approved and implemented by New RMR, would cause New RMR to be in breach of any of its covenants in any existing debt instrument or agreement or other material agreement, then such proposing shareholder shall provide at the same time as the submission of its nomination or other proposal evidence of the availability to New RMR of substitute credit or contractual arrangements similar to the credit or contractual arrangements which are implicated by the shareholder nomination or other proposal that are at least as favorable to New RMR, as determined by New RMR's Board in its discretion, unless the proposing shareholder instead submits at such time evidence satisfactory to New RMR's Board of the lender's or contracting party's willingness to waive the breach of covenant or default;

(k) requiring that shareholders provide regulatory notice or obtain regulatory consent or approval, if any, with respect to shareholder nominations or other proposals and that the shareholder provide at the same time as the submission of the nomination or proposal of other business evidence satisfactory to New RMR's Board that the applicable governmental or regulatory actions have been made or obtained or if that evidence was not obtainable by

Appendix 1-15

	Delaware Statutory Trust and Governing Documents of New RMR	Massachusetts Business Trust and Governing Documents of the Acquired Funds
the time of such submission despite the shareholder's diligent and best efforts, a detailed plan for making or obtaining the applicable filings, consents or approvals prior to the election of any shareholder nominee or the implementation of the shareholder's proposal, which plan must be satisfactory to New RMR's Board in its discretion; and

(l) providing that the proposing shareholder is responsible for ensuring compliance with the advance notice provisions, that any responses of the shareholder to any request for information will not cure any defect in the shareholder's notice and that neither New RMR, New RMR's Board nor any committee of the Board nor any officer of New RMR has any duty to request clarification or updating information or inform the proposing shareholder of any defect in the shareholder's notice.
Qualification and Election of Trustees

Under the Delaware Act, the governing documents may set forth the manner in which trustees are elected and qualified.

Under New RMR's bylaws, a trustee shall, without limitation, (a) be an individual at least 21 years of age who is not under legal disability, (b) have substantial expertise or experience relevant to the business of New RMR and its subsidiaries and (c) not have been convicted of a felony. In addition, under New RMR's bylaws, a majority of the trustees are required to be "Independent Trustees." An Independent Trustee is one who is not an employee of New RMR's investment adviser, is not involved

The Massachusetts Statute does not contain any provisions relating to the election and qualification of trustees of a MA Trust.

Under the Acquired Funds' bylaws, a majority of the trustees holding office shall at all times be trustees who are not "interested person," as defined in the 1940 Act, except for the fact of his or her being a trustee.

Under the declaration of trust of each Acquired Fund, subject to the voting powers of one or more classes or series of shares of an Acquired Fund, trustees are elected by a plurality of shares voted at a duly called meeting of shareholders at which a quorum is

Appendix 1-16

	Delaware Statutory Trust and Governing Documents of New RMR	Massachusetts Business Trust and Governing Documents of the Acquired Funds
in New RMR's day-to-day activities, is not an "interested person" of New RMR (as defined in the 1940 Act), except for the fact of his or her being a trustee, and who meets the qualifications of an independent director under the applicable rules of each stock exchange upon which shares of New RMR are listed for trading and the SEC. Also, so long as the number of trustees shall be five or greater, at least two trustees shall be "Managing Trustees." "Managing Trustees" are trustees who are not Independent Trustees and who have been employees, officers or directors of New RMR's investment adviser or involved in the day-to-day activities of New RMR during the one year prior to their election as trustee.

	New RMR's bylaws provide that except as may be mandated by the 1940 Act or any other applicable law or the listing requirements of the principal exchange on which New RMR's common shares are listed, subject to the voting rights of any class or series of New RMR shares, (a) a majority of all the votes cast at a meeting of shareholders duly called and at which a quorum is present is required to elect a trustee in an uncontested election of trustees and (b) a majority of all the shares entitled to vote at a meeting of shareholders duly called and at which a quorum is present is required to elect a trustee in a contested election (which is an election at which the number of nominees exceeds the number of trustees to be elected).	present.
Removal of Trustees	The governing instrument of a DE Trust may contain any provision relating to the removal	The governing instrument of a MA Trust may contain any provision relating to the removal

Appendix 1-17

	Delaware Statutory Trust and Governing Documents of New RMR	Massachusetts Business Trust and Governing Documents of the Acquired Funds
of trustees; provided, however, that there shall at all times be at least one trustee of the DE Trust.

New RMR's declaration provides that except as required by applicable law, a trustee may be removed from office (a) with or without "Cause" (as hereinafter defined) by the affirmative vote of all the remaining trustees or (b) with Cause by the action of at least 75% of the outstanding shares of the classes or series of shares entitled to vote for the election of such trustee. "Cause" requires willful misconduct, dishonesty or fraud on the part of the trustee in the conduct of his or her office or such trustee being convicted of a felony.	of trustees; provided, however, that there shall at all times be at least one trustee of the MA Trust.

The declarations of the Acquired Funds provide that except as required by applicable law, a trustee may be removed from office only for "Cause" and only by action of at least 75% of the outstanding shares of the classes or series of shares entitled to vote for the election of such trustee. "Cause" requires willful misconduct, dishonesty or fraud on the part of the trustee in the conduct of his or her office or such trustee being convicted of a felony.
Vacancies on Board of Trustees

As provided in each Acquired Fund's declaration, and subject to any voting powers of one or more classes or series of shares as set forth in the bylaws, and subject to any limitations imposed by the 1940 Act or other applicable law, any vacancy occurring in the Board, including a vacancy that results from an increase in the number of trustees, may be filled by a majority vote of the trustees then in office, whether or not sufficient to constitute a quorum, or by a sole remaining trustee; provided, however, that if the shareholders of any class or series of shares are entitled separately to elect one or more trustees, a majority of the remaining trustees elected by that class or series or the sole remaining trustee elected by that class or series may fill any vacancy among the number of trustees elected by that class or series. A trustee elected by the trustees to fill any vacancy occurring in the Board shall serve until the next annual meeting of shareholders at which such trustee's class shall be elected, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any trustee elected by shareholders at an annual meeting to fill any vacancy occurring in the Board that has arisen since the preceding annual meeting of shareholders (which vacancy has not been filled by election of a new trustee by the trustees) shall hold office for a term which coincides with the remaining term of the class of trustees to which such office was previously assigned. New RMR's bylaws contain a similar provision.

Powers	Each Fund's declaration expressly bestows specific powers to its Board, which include, among other things, in the name and on behalf of the Fund, the power to:
(a) elect and to revoke the status of the Fund as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code");

Appendix 1-18

Delaware Statutory Trust and Governing Documents of New RMR	Massachusetts Business Trust and Governing Documents of the Acquired Funds
(b) invest and reinvest cash, and to hold cash uninvested;
(c) sell, exchange, lend, pledge, mortgage, hypothecate, write options on and lease any or all of the assets of the Fund;

(d) vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the trustees deem proper, granting to such person or persons such power and discretion with relation to securities or property as the trustees deem proper;

(e) exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

(f) hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in the name of the trustees or of the Fund or in the name of a custodian, subcustodian or other depository or a nominee or nominees or otherwise;

(g) to the extent necessary or appropriate to give effect to the preferences, special or relative rights and privileges of any classes or series of shares, to allocate assets, liabilities, income and expenses of the Fund to a particular class or classes or series of shares of the Fund or to apportion the same among two or more classes or series;

(h) consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security of which is or was held in the Fund; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer, and to pay calls or subscriptions with respect to any security held in the Fund;

(i) join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the trustees of the Fund deem proper;

(j) compromise, arbitrate or otherwise adjust claims in favor of or against the Fund on any matter in controversy, including, without limitation, claims for taxes;
(k) enter into joint ventures, general or limited partnerships, limited liability companies, and any other combinations or associations;
(l) borrow funds;

Appendix 1-19

Delaware Statutory Trust and Governing Documents of New RMR	Massachusetts Business Trust and Governing Documents of the Acquired Funds
(m) endorse or guarantee the payment of any notes or other obligations of any person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Fund property or any part thereof to secure any of or all of such obligations;

(n) indemnify or to purchase and pay for entirely out of Fund property such insurance as they may deem necessary or appropriate for the conduct of the business of the Fund, including, without limitation, insurance policies insuring the assets of the Fund and payment of distributions and principal on its portfolio investments, and indemnities or insurance policies insuring the shareholders, trustees, officers, employees, agents, investment advisers, sub-advisers or managers, administrator or sub-administrator, underwriters or independent contractors of the Fund individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as a shareholder, trustee, officer, employee, agent, investment adviser, sub-adviser or manager, administrator or sub-administrator, underwriter or independent contractor of the Fund, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability;

(o) pay pensions for faithful service, as deemed appropriate by the trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the trustees, officers, employees and agents of the Fund;

(p) purchase or otherwise acquire shares of the Fund;

(q) engage in any other lawful act or activity in which business corporations organized under the laws of the State of Delaware, with respect to New RMR, and the Commonwealth of Massachusetts, with respect to the Acquired Funds, may engage; and

(r) change the domicile of the Fund's existence as may permitted by the 1940 Act and any other applicable law.

New RMR's declaration further provides that subject to any express limitations contained in the declaration or in the bylaws, the business and affairs of the Fund shall be managed under the direction of New RMR's Board and New RMR's Board shall have full, exclusive and absolute power, control and authority over any and all Fund property. New RMR's Board may take any action as in its sole judgment and discretion is necessary or appropriate to conduct the business and affairs of the Fund. New RMR's declaration provides that it shall be construed with the presumption in favor of the grant of power and authority to New RMR's Board. Any construction of the declaration or determination made in good faith by New RMR's Board concerning its

Appendix 1-20

	Delaware Statutory Trust and Governing Documents of New RMR	Massachusetts Business Trust and Governing Documents of the Acquired Funds
powers and authority under the declaration will be conclusive. The enumeration and definition of particular powers of the trustees included in the declaration or in the bylaws of New RMR are to in no way be construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon New RMR's Board or the trustees under the general laws of the State of Delaware or any other applicable laws.
Board of Trustee Voting

As provided in each Acquired Fund's declaration, the trustees shall act on all matters which come before a meeting by majority vote. Except as otherwise required by the 1940 Act or other applicable law, any action to be taken by the trustees may be taken at a meeting held by means of a conference conducted via telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Trustees may also act by majority written consent. New RMR's bylaws contain similar provisions.

Compensation of Trustees

Pursuant to New RMR's bylaws, trustees are entitled to receive such reasonable compensation for their services in such capacity as the trustees may determine from time to time. Trustees may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the trustees or of any committee thereof and for their expenses, if any, in connection with each property visit and any other service or activity performed or engaged in as trustees. The trustees are also entitled to receive remuneration for services rendered to the Fund in any other capacity, and such services may include, without limitation, (a) services as an officer of the Fund, (b) services as an employee of the adviser of the Fund, (c) legal, accounting or other professional services or (d) services as a broker, transfer agent or underwriter, each whether performed by a trustee or any person affiliated with a trustee.

Pursuant to each Acquired Fund's declaration, the trustees are authorized to pay, or to cause to be paid out of the principal or income of the Acquired Fund, or partly out of principal and partly out of income, as they deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Acquired Fund, or in connection with the management thereof, including, but not limited to, the trustees' compensation and such expenses and charges for the services of the Acquired Fund's officers, employees, investment adviser, sub-adviser or manager, underwriter, auditor, counsel, custodian, transfer agent, shareholder servicing agent, and such other agents or independent contractors and such other expenses and charges as the trustees may deem necessary or proper to incur.

Reliance

Each Fund's declaration provides that the trustees or officers may take advice of counsel or other experts with respect to the meaning and operation of the Fund's declaration, and that the trustees shall be

Appendix 1-21

	Delaware Statutory Trust and Governing Documents of New RMR	Massachusetts Business Trust and Governing Documents of the Acquired Funds
under no liability for any act or omission in accordance with such advice or for failing to follow such advice.

New RMR's bylaws provide that each trustee, officer, employee and agent of New RMR shall, in the performance of his or her duties with respect to New RMR, be entitled to rely on any information, opinion, report or statement, including any financial statement or other financial data, prepared or presented by an officer or employee of New RMR or by New RMR's investment adviser, accountants, appraisers or other experts or consultants selected by New RMR's Board or officers, regardless of whether such counsel or expert may also be a trustee.

Emergency	New RMR's bylaws contain emergency provisions in order to provide for procedural flexibility with respect to calling and providing notice of meetings in the event of an emergency.	The governing documents of the Acquired Funds do not contain provisions relating to emergencies and exigent circumstances.
Restrictions on Transfer	Neither the Delaware Act nor the Massachusetts Statute contain provisions relating to the ability of a DE Trust or MA Trust, as applicable, to restrict transfer of beneficial interest.

The declaration of each Fund imposes restrictions on transfer of ownership in the Fund. Specifically, the declaration of each Fund provides that no person, other than an excepted person (as approved by the Fund's Board), may own in excess of 9.8% of the common shares of the Fund or of the aggregate of all the outstanding classes and series of shares of the Fund. New RMR's declaration also imposes a limit on any person owning in excess of 9.8% of any class or series of shares of New RMR. If any person holds beneficial or constructive ownership in excess of the ownership limitations, then the excess shares shall be deemed to be held by a charitable trustee, as designated by the Fund's Board, for the benefit of a charitable organization and the offending shareholder shall have no (a) rights in the excess shares, (b) economic benefit from ownership of any excess shares, (c) rights to dividends or other distributions, (d) rights to vote or other rights attributable to the excess shares in the charitable trust and (e) no claim, cause of action or other recourse whatsoever against the purported transferor of such excess shares.

Any excess shares held in a charitable trust by a charitable trustee shall, within 20 days of receiving notice from the Fund that the excess shares have been transferred to the charitable trust established pursuant to Article V of each Fund's declaration, be sold to a person, designated by the charitable trustee, whose ownership of the shares will not violate the ownership limits set forth in the Fund's declaration. Upon any such sale, the interest of the beneficiary of the charitable trust in the shares will terminate and the charitable trustee shall distribute the net proceeds of the sale to the offending shareholder and to the charitable beneficiary as follows: (a) the offending shareholder shall receive the lesser of (i) the price paid by the offending shareholder for the excess shares or (ii) if the offending shareholder did not give value for the

Appendix 1-22

	Delaware Statutory Trust and Governing Documents of New RMR	Massachusetts Business Trust and Governing Documents of the Acquired Funds
excess shares in connection with the event causing the shares to be held in the charitable trust, the market price (as defined in the declaration) of the shares on the day of the event causing the shares to be held in the charitable trust and (b) the beneficiary of the charitable trustee would receive the balance of any amounts resulting from the disposition of the excess shares.

In addition, shareholders of five percent or more of any series or class of outstanding securities of the Fund are required, within 30 days after the end of each taxable year, and, with respect to New RMR, within three business days after a request from New RMR, to give written notice to the Fund stating (a) the name and address of such owner, (b) the number of shares of any security of the Fund actually owned and the number of shares of any security of the Fund beneficially owned or constructively owned and (c) a description of the manner in which the shares are held.

New RMR's declaration provides that all costs and expenses of the charitable trustee, as well as costs of New RMR associated with enforcing the transfer restrictions shall be borne by the offending shareholder.

Regulatory Compliance and Disclosure

New RMR's declaration provides for various regulatory and disclosure requirements affecting New RMR or any of its subsidiaries that shareholders of New RMR are required to comply with, including, among other things:

The governing documents of the Acquired Funds do not contain provisions relating to regulatory compliance and disclosure that are similar to those provided in New RMR's declaration.

(a) requiring that shareholders whose ownership interest in New RMR or actions affecting New RMR trigger the application of any requirement or regulation of any federal, state, municipal or other governmental or regulatory body on New RMR or any of its subsidiaries or any of their respective businesses, assets or operations, promptly take all actions necessary and fully cooperate with New RMR to ensure that such requirements or regulations are satisfied without restricting, imposing additional obligations on or in any way limiting the business, assets, operations or prospects of New RMR or any of its subsidiaries;

Appendix 1-23

Delaware Statutory Trust and Governing Documents of New RMR	Massachusetts Business Trust and Governing Documents of the Acquired Funds
(b) requiring that, if the shareholder fails or is otherwise unable to promptly take such actions so as to satisfy such requirements or regulations, then the shareholder shall promptly divest a sufficient number of shares of New RMR necessary to cause the application of such requirement or regulation to not apply to New RMR or any of its subsidiaries; and, if the shareholder fails to cause such satisfaction or divest itself of such sufficient number of shares of New RMR by not later than the 10th day after triggering such requirement or regulation, then any shares of New RMR beneficially owned by such shareholder at and in excess of the level triggering the application of such requirement or regulation shall, to the fullest extent permitted by law, be deemed to constitute shares held in violation of the ownership limitations set forth in Article V of New RMR's declaration and be subject to the provisions contained therein and any actions triggering the application of such requirements or regulations may be deemed by New RMR to be of no force or effect;

(c) requiring that if the shareholder fails to satisfy the requirements or regulations or to take curative actions within such 10 day period, New RMR may take all other actions which New RMR's Board deems appropriate to require compliance or to preserve the value of New RMR's assets; and New RMR may charge the offending shareholder for New RMR's costs and expenses as well as any damages which may result to New RMR;

Appendix 1-24

Delaware Statutory Trust and Governing Documents of New RMR	Massachusetts Business Trust and Governing Documents of the Acquired Funds

(d) requiring that shareholders comply with all applicable requirements of federal and state laws, including all rules and regulations promulgated thereunder, in connection with such shareholder's ownership interest in New RMR and all other laws which apply to New RMR or any of its subsidiaries or their respective businesses, assets or operations and which require action or inaction on the part of the shareholder;

(e) providing that, if a shareholder, by virtue of the shareholder's ownership interest in New RMR or its receipt or exercise of proxies to vote shares owned by other shareholders would not be permitted to vote the shareholder's shares of New RMR or proxies for shares of New RMR in excess of a certain amount pursuant to applicable law but New RMR's Board determines that the excess shares or shares represented by the excess proxies are necessary to obtain a quorum, then the shareholder shall not be entitled to vote any such excess shares or proxies, and instead such excess shares or proxies may, to the fullest extent permitted by law, be voted by New RMR's investment adviser (or by another person designated by the trustees) in proportion to the total shares otherwise voted on such matter; and

(f) providing that, to the fullest extent permitted by law, any representation, warranty or covenant made by a shareholder with any governmental or regulatory body in connection with such shareholder's interest in New RMR or any of its subsidiaries shall be deemed to be

Appendix 1-25

	Delaware Statutory Trust and Governing Documents of New RMR	Massachusetts Business Trust and Governing Documents of the Acquired Funds
simultaneously made to, for the benefit of and enforceable by, New RMR and any of its applicable subsidiaries.
Preemptive Rights and Redemption of Shares	Under each of the Delaware Act and the Massachusetts Statute, a governing instrument may contain any provision relating to the rights, duties and obligations of the shareholders.
Each of the Funds' declarations provides that shareholders shall not have the preemptive or other right to receive, purchase or subscribe for any additional shares or other securities of such Funds.

Any purchase or transfer or purported purchase or transfer of shares to any person whose holding of the shares of any of the Funds may cause such Fund to incur a liability for any tax imposed under the Code that would not otherwise be imposed but for the purchase or transfer of the shares to such person, shall be void ab initio. Any shares purportedly transferred to or retained by such person may, at the option of such Fund, be repurchased by the Fund at the lesser of market value or net asset value at the time of repurchase. Each Fund's bylaws provide that preferred shares may be redeemed, at the option of the Fund, in whole or in part, on the second business day preceding any dividend payment date, each a "redemption date", at a price equal to $25,000 per share plus, in each case, accumulated and unpaid dividends (whether or not earned or declared by the Fund) up to, but not including, the redemption date, plus the premium, if any, specified in a special redemption provision.

Each Fund's bylaws also provide that if either the 1940 Act asset coverage requirements or the asset coverage requirements that may be imposed by any rating agencies in connection with any rating of a Fund's preferred shares or borrowings are not met as of an applicable cure date, the preferred shares or borrowings are subject to mandatory redemption to the extent necessary to satisfy such asset coverage requirements.

Liquidation Upon Dissolution or Termination Events

Under the Delaware Act, a DE Trust that has dissolved shall first pay or make reasonable provision to pay all known claims and obligations, including those that are contingent, conditional and unmatured, and all known claims and obligations for which the claimant is unknown. Any remaining assets shall be distributed to the shareholders or as otherwise provided in the governing instrument. Under the Delaware Act, a series established

In the Massachusetts Statute, there are no provisions pertaining to the liquidation of a MA Trust.

Appendix 1-26

Delaware Statutory Trust and Governing Documents of New RMR	Massachusetts Business Trust and Governing Documents of the Acquired Funds
in accordance with the Delaware Act that has dissolved shall first pay or make reasonable provision to pay all known claims and obligations of the series, including those that are contingent, conditional and unmatured, and all known claims and obligations of the series for which the claimant is unknown. Any remaining assets of the series shall be distributed to the shareholders of such series or as otherwise provided in the governing instrument. A series is dissolved and its affairs wound up at the time or upon the happening events specified in the governing instrument or as specified by the DE Act.

Pursuant to the declarations of each Fund, upon termination of a Fund, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated of such Fund, as may be determined by the trustees of such Fund, such Fund shall reduce the remaining assets to distributable form in cash or shares or other property, and distribute the proceeds to the shareholders ratably according to the number of shares and according to the series or class held by the shareholders on the date of termination. Any series or class of shares other than common shares may be terminated or redeemed by such Fund pursuant to terms established by the trustees or in the bylaws. A termination or redemption of common shares shall be considered a liquidation or termination of a Fund and shall only be accomplished pursuant to the terms established in Article VI of such Fund's declaration, related to shareholders' voting powers and meetings, provided, however, a partial redemption or termination of common shares of up to 10% of the number of common shares outstanding in any 12 month period (the 10% amount being determined on the day before the first redemption or termination in each such 12 month period) may be accomplished by such Fund pursuant to a vote of 75% of the trustees then in office.

Each Fund's declaration provides that the affirmative vote or consent of at least a majority of the trustees and at least 75% of the common shares outstanding and entitled to vote (by class or series or in combination as may be established in such Fund's bylaws or by such Fund's trustees) shall be necessary to authorize liquidation or termination of the Fund.

The preferred shares shall rank on parity with each other and with shares of any other series of preferred shares as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the

Appendix 1-27

	Delaware Statutory Trust and Governing Documents of New RMR	Massachusetts Business Trust and Governing Documents of the Acquired Funds
Fund. Upon the dissolution, liquidation or winding up of the affairs of the Fund, the holders of preferred shares then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its common shareholders, in a pro rata manner if funds are insufficient, before any payment or distribution shall be made on the common shares or on any other class of shares of the Fund ranking junior to the preferred shares. Holders of any other series or class or classes of shares ranking junior to the preferred shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall be paid after the holders of preferred shares are paid.
Limitation on Interseries Liability

The Delaware Act explicitly authorizes limitation on inter-series liability so that the debts, liability, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series or a multiple series DE Trust will be enforceable only against the assets of such series, and not against the general assets of the DE Trust or any other series. Additionally, unless otherwise provided in the governing instrument of the DE Trust, none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the DE Trust generally or any other series thereof will be enforceable against the assets of such series. This protection will be afforded if: (i) the DE Trust separately maintains the records and the assets of such series; (ii) notice of the limitation on liabilities of the series is set forth in the certificate of trust; and (iii) the governing instrument so provides.

The Massachusetts Statute does not contain provisions addressing series or class liability with respect to a multiple series or class investment company. Therefore, unless otherwise provided in the declaration of trust for a MA Trust, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series or class may be enforceable against the assets of the MA Trust generally.

The declaration of each Fund provides that the trustees of such Fund have the power and authority to the extent necessary or appropriate to give effect to the preferences, special or relative rights and privileges of any classes or series of shares, to allocate assets, liabilities, income and expenses of such Fund to a particular class or classes or series of shares or to apportion the same among two or more classes or series.

Shareholder Liability	Under the Delaware Act, except to the extent otherwise provided	The Massachusetts Statute does not include an express provision

Appendix 1-28

	Delaware Statutory Trust and Governing Documents of New RMR	Massachusetts Business Trust and Governing Documents of the Acquired Funds
	in the governing instrument of a DE Trust, shareholders of a DE Trust are entitled to the same limitation of personal liability extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware.	relating to the limitation of liability of the shareholders of a MA Trust. Therefore, the owners of a MA Trust could potentially be liable for obligations of the trust, notwithstanding an express provision in the governing instrument stating that the shareholders are not personally liable in connection with trust property or the acts, obligations or affairs of the MA Trust.

Under each Fund's declaration, all persons extending credit to, contracting with or having any claim against a Fund or a particular series or class of shares shall look only to the assets of that Fund or the assets of that particular series or class of shares for payment under such credit, contract or claim; and neither the shareholders nor the trustees, nor any of the officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Trustee / Director Liability

Subject to the provisions in the governing instrument, the Delaware Act provides that a trustee or any other person managing the DE Trust, when acting in such capacity, will not be personally liable to any person other than the DE Trust or a shareholder of the DE Trust for any act, omission or obligation of the DE Trust or any trustee. To the extent that at law or in equity a trustee has duties (including fiduciary duties) and liabilities to the DE Trust and its shareholders, such duties and liabilities may be expanded or restricted by the governing instrument.

The Massachusetts Statute does not include an express provision limiting the liability of the trustee of a MA Trust. The trustees of a MA Trust could potentially be held personally liable for the obligations of the trust.

Under each of the Funds' declarations, the trustees are not responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, adviser, sub-adviser, manager or underwriter of each such Fund, nor is any trustee responsible for the act or omission of any other trustee, but nothing contained in the Funds' declaration protects any trustee against any liability to which he or she would otherwise be subject by reason of his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the conduct of his or her required duties.

Indemnification	Subject to such standards and restrictions contained in the	The Massachusetts Statute is silent as to the indemnification of

Appendix 1-29

	Delaware Statutory Trust and Governing Documents of New RMR	Massachusetts Business Trust and Governing Documents of the Acquired Funds
	governing instrument of a DE Trust, the Delaware Act authorizes a DE Trust to indemnify and hold harmless any trustee, shareholder or other person from and against any and all claims and demands.	trustees, officers and shareholders.

New RMR's declaration provides that, at the discretion of New RMR's Board, the Fund may indemnify a trustees or officer, (including persons who serve at such Fund's request as directors, officers or trustees of another organization in which such Fund has any interest as a shareholder, creditor or otherwise and such persons' heirs, executors and administrators), against all liabilities and expenses unless the liability arises by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such office. Also, in case any shareholder or former shareholder shall be held to be personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the shareholder or former shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be indemnified by such Fund out of such Fund's property against all loss and expense arising from such liability.

Each Acquired Fund's declaration provides that each such Fund shall indemnify each of its trustees and officers, (including persons who serve at each such Fund's request as directors, officers or trustees of another organization in which each such Fund has any interest as a shareholder, creditor or otherwise and such persons' heirs, executors and administrators), against all liabilities and expenses unless the liability arises by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such office. Also, in case any shareholder or former shareholder shall be held to be personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the shareholder or former shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be indemnified by each such Fund out of each such Fund's property against all loss and expense arising from such liability.

Indemnification of the Fund

Under New RMR's declaration, each shareholder will be liable to New RMR for, and indemnify and hold harmless New RMR (and any subsidiaries or affiliates thereof) from and against, all costs, expenses, penalties, fines or other amounts, including without

Under each Acquired Fund's declaration, each shareholder will indemnify and hold harmless the Acquired Fund (and, if applicable, any charitable trustee, as described in restrictions to transfer above) from and against all costs, expenses, penalties, fines

Appendix 1-30

	Delaware Statutory Trust and Governing Documents of New RMR	Massachusetts Business Trust and Governing Documents of the Acquired Funds
	limitation, reasonable attorneys' and other professional fees, whether third party or internal, arising from a shareholder's breach of or failure to fully comply with any covenant, condition or provision of the declaration or bylaws (including the advance notice provisions of the bylaws) or any action against New RMR in which the shareholder is not the prevailing party, and shall pay such amounts on demand, together with interest on such amounts, which interest will accrue at the lesser of New RMR's highest marginal borrowing rate, per annum compounded, and the maximum amount permitted by law, from the date such costs or the like are incurred until the receipt of payment.	and other amounts, including, without limitation, attorneys' and other professional fees, whether third party or internal, arising from such shareholder's breach of any provision of the Acquired Fund's declaration or bylaws, and shall pay such sums to the Acquired Fund upon demand, together with interest on such amounts, which interest will accrue at the lesser of 15% per annum compounded and the maximum amount permitted by law, from the date such costs or the like are incurred until the receipt of repayment by the Acquired Fund.
Insurance	The Delaware Act is silent as to the right of a DE Trust to purchase insurance on behalf of its trustees or other persons.	There is no provision in the Massachusetts Statute relating to insurance.

Each Fund's declaration provides that trustees have the power to indemnify or to purchase and pay for entirely out of a Fund's property such insurance as they may deem necessary or appropriate for the conduct of the business of such Fund, including, without limitation, insurance policies insuring the assets of such Fund and payment of distributions and principal on its portfolio investments, and indemnities or insurance policies insuring the shareholders, trustees, officers, employees, agents, investment advisers, sub-advisers or managers, administrator or sub-administrator, underwriters or independent contractors of such Fund individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as shareholder, trustee, officer, employee, agent, investment adviser, sub-adviser or manager, administrator or sub-administrator, underwriter or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not such Fund would have the power to indemnify such person against such liability.

Shareholder Right of Inspection	Under the Delaware Act, except to the extent otherwise provided in the governing instrument of a DE Trust and subject to	There is no provision in the Massachusetts Statute relating to shareholders inspection rights.

Appendix 1-31

	Delaware Statutory Trust and Governing Documents of New RMR	Massachusetts Business Trust and Governing Documents of the Acquired Funds
reasonable standards established by the trustees, each shareholder has the right, upon reasonable demand for any purpose reasonably related to the shareholder's interest as a shareholder, to obtain from the DE Trust certain information regarding the governance and affairs of the DE Trust, including a current list of the name and last known address of each beneficial owner and trustee. In addition, the Delaware Act permits the trustees of a DE Trust to keep confidential from shareholders for such period of time as deemed reasonable any information that the trustees in good faith believe would not be in the best interest of the DE Trust to disclose or that could damage the DE Trust or that the DE Trust is required by law or by agreement with a third party to keep confidential.

Each Fund's declaration provides that all shareholders' requests to inspect the records of a Fund shall be submitted by shareholders to the trustees in writing. Upon receipt of such requests, the trustees may establish procedures for such inspections. To preserve the integrity of such Fund's records, the trustees may provide certified copies of records rather than originals. The trustees shall not be required to create records or obtain records from third parties to satisfy shareholders' requests. The trustees may require shareholders to pay in advance or otherwise indemnify such Fund for the costs and expenses of shareholders' inspection of records.

New RMR's bylaws provide that the trustees shall keep at the principal office for the transaction of business of New RMR the original or a copy of the bylaws, as amended or otherwise altered to date, certified by the secretary, which shall be open to inspection by the shareholders at all reasonable times during office hours.

Derivative Actions

Under the Delaware Act, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder

There is no provision under the Massachusetts Statute regarding derivative actions. The declarations of each of the Acquired Funds provide that no shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of any Acquired Fund or

Appendix 1-32

Delaware Statutory Trust and Governing Documents of New RMR	Massachusetts Business Trust and Governing Documents of the Acquired Funds
at the time the action is brought and: (a) was a shareholder at the time of the transaction complained about or (b) acquired the status of shareholder by operation of law or pursuant to the governing instrument from a person who was a shareholder at the time of the transaction. A shareholder's right to bring a derivative action may be subject to such additional standards and restrictions, if any, as are set forth in the governing instrument.

New RMR's declaration provides that no shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of New RMR or any series or class of shares or shareholders (a)(i) unless such shareholder is a shareholder at the time such court action, proceeding or claim is commenced and such shareholder continues to be a shareholder throughout the duration of such action, proceeding or claim and (ii) (1) at the time of the transaction or event underlying such action, proceeding or claim, such shareholder was a shareholder or (2) such shareholder's status as a shareholder devolved upon the shareholder by operation of law or pursuant to the terms of New RMR's declaration from a person who was a shareholder at the time of the transaction or event underlying such action, proceeding or claim and (b) without first making demand on the trustees requesting the trustees to bring or maintain such action, proceeding or claim and such demand has the support of shareholders owning a majority of the outstanding class or series of shares affected by the proposed court action, proceeding	any series or class of shares or shareholders without first making demand on the trustees requesting the trustees to bring or maintain such action, proceeding or claim. The demand will not be excused unless the plaintiff makes a specific showing that irreparable non-monetary injury to an Acquired Fund or a series or class of shares or shareholders would result. The demand shall be mailed to the respective secretary of the Acquired Fund and shall set forth the nature of the proposed court action or claim, and the facts. The demand shall be considered by the trustees, and in their sole discretion, the trustees may submit the matter to a vote of shareholders or a series or class of shares. All decisions are biding upon all shareholders. Any decision not to bring or maintain a court action, proceeding or suit shall be subject to the right of the shareholders to vote on whether or not such action, proceeding or suit should have been brought, and the vote by shareholders to override the decision shall be a majority of the outstanding shares, series or class or group which are affected by the proposed court action, proceeding or suit.

Appendix 1-33

	Delaware Statutory Trust and Governing Documents of New RMR	Massachusetts Business Trust and Governing Documents of the Acquired Funds
or suit. The demand will not be excused unless the plaintiff makes a specific showing that irreparable non-monetary injury to New RMR or a series or class of shares or shareholders would result. The demand shall be mailed to the secretary of New RMR and shall set forth the nature of the proposed court action or claim, and the facts. The demand shall be considered by the Independent Trustees, and in their sole discretion, the Independent Trustees may submit the matter to a vote of shareholders or a series or class of shares. All decisions are binding upon all shareholders. Any decision not to bring or maintain a court action, proceeding or suit shall be subject to the right of the shareholders to vote on whether or not such action, proceeding or suit should have been brought, and the vote by shareholders to override the decision shall be 75% of the outstanding shares, series or class or group which are affected by the proposed court action, proceeding or suit.
Arbitration of Claims	The Delaware Act provides flexibility as to providing for arbitration pursuant to the governing documents of a DE Trust.	There is no provision under the Massachusetts Statute regarding arbitration. None of the declarations of any of the Acquired Funds provides for arbitration.

New RMR's declaration provides that any disputes, claims or controversies brought by or on behalf of a shareholder of New RMR (including beneficial owners and former shareholders), either on his, her or its own behalf, on behalf of the Trust or on behalf of any series or class of Shares or shareholders of New RMR against New RMR or any Trustee, officer, investment adviser

Appendix 1-34

Delaware Statutory Trust and Governing Documents of New RMR	Massachusetts Business Trust and Governing Documents of the Acquired Funds
(including the Advisor or its successor), agent or employee of New RMR, including disputes, claims or controversies relating to the meaning, interpretation, effect, validity, performance or enforcement of New RMR's declaration or bylaws (all of which are referred to as "Disputes") or relating in any way to such a Dispute or Disputes, shall on the demand of any party to such Dispute be resolved through binding and final arbitration in accordance with the rules of the American Arbitration Association ("AAA"). Disputes are intended to include derivative actions against Trustees, officers or managers of New RMR and class actions by shareholders against those individuals or entities and New RMR.

New RMR's declaration provides that there shall be three arbitrators. If there are (a) only two parties to the arbitration, each party shall select one arbitrator within 15 days after receipt by respondent of a copy of the demand for arbitration and (b) more than two parties to the arbitration, all claimants, on the one hand, and all respondents, on the other hand, shall each select, by the vote of a majority of the claimants or the respondents, as the case may be, one arbitrator. The two party-nominated arbitrators shall jointly nominate the third and presiding arbitrator within 15 days of the nomination of the second arbitrator. The arbitrators appointed by the parties may be affiliates or interested persons of such parties but the third arbitrator elected by the party arbitrators or by the AAA shall be unaffiliated with either party.

Appendix 1-35

	Delaware Statutory Trust and Governing Documents of New RMR	Massachusetts Business Trust and Governing Documents of the Acquired Funds
The place of any arbitration shall be Boston, Massachusetts unless otherwise agreed by the parties, and the arbitrators shall be required to follow the laws of the State of Delaware.
New RMR's declaration provide that there shall be only limited documentary discovery of documents directly related to the issues in dispute, or as may be ordered by the arbitrators.

Except as otherwise set forth in specific provisions of New RMR's declaration or as otherwise agreed by the parties to the arbitration, each party involved in an arbitration shall bear its own costs and expenses (including attorneys' fees), and the arbitrators shall not render an award that would include shifting of any such costs or expenses (including attorneys' fees) or, in a derivative case, award any portion of New RMR's award to the claimant or the claimant's attorneys.

Amendments to Governing Documents

The Delaware Act provides broad flexibility as to the manner of amending and/or restating the governing instrument of a DE Trust. Amendments to the declaration that do not change the information in the DE Trust's certificate of trust are not required to be filed with the Delaware Secretary of State.

The Massachusetts Statute provides broad flexibility as to the manner of amending and/or restating the governing instrument of a MA Trust. The Massachusetts Statute provides that the trustees shall, within 30 days after the adoption of any amendment to the declaration of trust, file a copy with the Secretary of the Commonwealth of Massachusetts and with the clerk of every city or town in Massachusetts where the trust has a usual place of business.

Certificate of Trust
Pursuant to New RMR's declaration, amendments to the certificate of trust for any purpose may be made at any time by the trustees without shareholder approval.

Appendix 1-36

	Delaware Statutory Trust and Governing Documents of New RMR	Massachusetts Business Trust and Governing Documents of the Acquired Funds
Declaration of Trust

The trustees may amend their respective Funds' declaration in their sole discretion, without the need for shareholder action, for the purpose of (a) changing the name of such Fund, (b) changing the domicile of such Fund without changing the substance of its declaration (other than changes made in light of any such change in domicile which New RMR's Board determines appropriate) or (c) supplying any omission, curing any ambiguity, correcting any defective or inconsistent provision or error or clarifying the meaning and intent or clarifying the meaning and intent of the declaration.

In addition, the declarations of each Fund may be amended, altered, changed or repealed with an affirmative vote of a majority of such Funds' trustees then in office and at least 75% of the shares outstanding and entitled to vote, or if an amendment is approved by 75% of such Funds' trustees then in office, no shareholder approval will be required except to the extent shareholder approval is required by law.

Bylaws

Each Fund's Board may amend, change or repeal such Fund's bylaws or may adopt new bylaws without shareholder approval. However, the affirmative vote or consent of at least a majority of the outstanding preferred shares is required to amend, alter or repeal the declaration or the bylaws, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of the preferred shares or the holders thereof. The trustees may amend, alter or repeal definitions or provisions of the bylaws viewed by the ratings agencies as predicate for such definitions and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of the preferred shares or their holders, provided the trustees receive confirmation from the ratings agencies that such amendment, alteration or repeal will not impair the ratings of the preferred shares.

New RMR's bylaws provide that in the case of an ambiguity in the application of any provision of the bylaws or any definition contained in the bylaws, the Board shall have the sole power to determine the application of such provisions with respect to any situation based on the facts known to it and such determination shall be final and binding unless determined by a court of competent jurisdiction to have been made in bad faith.

Applicable Law

New RMR's declaration is governed by and construed and administered according to the laws of the State of Delaware. However, to the maximum extent permitted by applicable law, no law of the State of Delaware (whether common law, statutory law or other law) pertaining to

The declarations of each of the Acquired Funds are governed by and construed and administered according to the laws of the Commonwealth of Massachusetts.

Appendix 1-37

Delaware Statutory Trust and Governing Documents of New RMR	Massachusetts Business Trust and Governing Documents of the Acquired Funds
trusts, if and to the extent inconsistent with the provisions of New RMR's declaration, shall be applicable, including, without limitation, 12 Del. C. § 3301, et seq. (Fiduciary Relations).

New RMR's bylaws provide that if any provision of the Bylaws is determined to be unlawful by a court or regulatory body of competent jurisdiction, the remainder of the bylaws shall remain in full force and effect and the offending provision shall be construed to achieve the purpose of the offending provision to the extent legally possible. The re-construction of an unlawful provision shall be made by the Board, or, in the absence of action by the Board, by the court or regulatory body which determined the provision to be unlawful. New RMR's bylaws shall be subject to and construed in accordance with the 1940 Act. In the event of a conflict between any provision of the bylaws and the 1940 Act, such provision shall be construed to achieve the purpose of the provision to the extent legally possible under the 1940 Act.

Appendix 1-38

 STATEMENT OF ADDITIONAL INFORMATION
RELATING TO THE ACQUISITION OF THE ASSETS AND ASSUMPTION OF THE LIABILITIES OF

RMR REAL ESTATE FUND;
RMR HOSPITALITY AND REAL ESTATE FUND;
RMR F.I.R.E. FUND;
RMR PREFERRED DIVIDEND FUND;
AND
RMR DIVIDEND CAPTURE FUND

(each an "Acquired Fund" and collectively the "Acquired Funds")

BY AND IN EXCHANGE FOR SHARES OF
RMR REAL ESTATE INCOME FUND

("New RMR", and together with the Acquired Funds, unless with respect to New RMR the context implies otherwise, the "Funds")

        This Statement of Additional Information ("SAI") is available to the shareholders of RMR Real Estate Fund ("Old RMR"), RMR Hospitality and Real Estate Fund ("RHR"), RMR F.I.R.E Fund ("RFR"), RMR Preferred Dividend Fund ("RDR") and RMR Dividend Capture Fund ("RCR") in connection with proposed reorganizations (each a "Reorganization" and collectively the "Reorganizations") whereby New RMR will acquire all of the assets and assume all of the liabilities of the Acquired Funds in exchange for newly-issued common shares of beneficial interest, $.001 par value, of New RMR having an aggregate value equal to the net asset value attributable to the common shares of the Acquired Funds as of the applicable valuation date, and five series of newly-issued preferred stock, $.0001 par value, of New RMR, each with a liquidation preference of $25,000 per share corresponding to each Acquired Fund's preferred shares. Each of the Acquired Funds will (i) distribute the New RMR common shares to its common shareholders and New RMR preferred shares to its preferred shareholders, (ii) terminate its registration under the Investment Company Act of 1940, as amended (the "1940 Act"), and (iii) dissolve under applicable state law. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Joint Proxy Statement/Prospectus dated March 30, 2009 relating to the proposed Reorganizations of the Acquired Funds with New RMR (the "Joint Proxy Statement/Prospectus").

        This SAI is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus. A copy of the Joint Proxy Statement/Prospectus may be obtained, without charge, by writing to RMR Funds at 400 Centre Street, Newton, MA 02458. You may also obtain a copy of the Joint Proxy Statement/Prospectus on the Securities and Exchange Commission's ("SEC") web site at (http://www.sec.gov).

        The date of this Statement of Additional Information is March 30, 2009.

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 ADDITIONAL INFORMATION ABOUT THE FUNDS

General Information

  The Funds

        Old RMR is a diversified, closed end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts pursuant to a Second Amended and Restated Agreement and Declaration of Trust dated December 5, 2003, as amended on September 26, 2006, July 5, 2007, February 20, 2008 and August 8, 2008.

        New RMR is a non-diversified, closed end management investment company organized as a business trust under the laws of the State of Delaware pursuant to an Amended and Restated Agreement and Declaration of Trust dated March 26, 2009. New RMR is a newly organized entity with no operating history, formed specifically for the purpose of effectuating the Reorganizations. New RMR will acquire substantially all of its assets, and issue substantially all of its common shares and preferred shares, in the Reorganizations, and will commence operations after consummation of the first Reorganization.

        RHR is a diversified, closed end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated January 27, 2004, as amended on April 2, 2004, September 26, 2006, February 20, 2008 and August 8, 2008.

        RFR is a diversified, closed end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 6, 2004, as amended on September 26, 2006, July 5, 2007, February 20, 2008 and August 8, 2008.

        RDR is a diversified, closed end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated November 8, 2004, as amended on September 26, 2006, July 5, 2007, February 20, 2008 and August 8, 2008.

        RCR is a non-diversified, closed end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated June 14, 2007, as amended on January 24, 2008 and February 20, 2008.

        The business office of each Fund is 400 Centre Street, Newton, MA 02458.

  The Advisor

        Each Fund has an investment management contract with RMR Advisors, Inc. (the "Advisor").

Additional Investment Information

        The Funds share similar investment objectives and policies. The material investment objectives, restrictions, policies and techniques of each Fund are described in the Joint Proxy Statement/Prospectus. Each Fund has also adopted other policies and investment restrictions related to their investment activities, as described below. Where an investment policy referenced below is not expected to be significant with respect to one or more of the Funds (but not all the Funds), those Funds are not referenced with respect to that policy. Where a stated policy with respect to one or more Funds (but not all the Funds) may be significant, those Funds are specifically identified with respect to that policy. Except as specifically stated, each Fund's investment policies and restrictions are not fundamental and may be changed by a Fund's Board of Trustees ("Board") without the approval of the applicable Fund's shareholders. Each Fund's investment objectives are fundamental policies and cannot be changed

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without a vote of its shareholders. If the Reorganizations of each Acquired Fund with New RMR are consummated, the shareholders of each Acquired Fund will become shareholders of New RMR following the consummation of their respective Fund's Reorganization. After the Reorganizations are consummated, New RMR will continue to operate subject to the investment policies and restrictions identified below as applicable to all Funds or specific to Old RMR.

  Common Securities (All Funds)

        The Funds invest in common securities. Common securities represent the equity ownership of a company. Common shareholders generally elect directors and are entitled to vote on the issuing company's major transactions. Common shareholders generally have no entitlement to distributions, but they receive distributions when and as declared by boards of directors or boards of trustees. The Advisor evaluates a number of factors in deciding whether to invest in common shares of real estate investment trusts (each, a "REIT") or closed end management investment companies ("portfolio funds"). These factors include the financial condition of those REITs and portfolio funds, the segment of the market in which the REITs and portfolio funds do business or the types of investments on which the REITs and portfolio funds focus, the economic and market conditions affecting the REITs and portfolio funds, the REITs' and portfolio funds' growth potential, the security of the REITs' and portfolio funds' current common share distributions, the potential for increases in the common share distributions and the Advisor's assessment of the quality of the REITs' and portfolio funds' management. RCR is the only Fund that makes significant investments in portfolio funds.

        Some portfolio funds may also invest in common securities.

  Preferred Securities (All Funds)

        The Funds invest in preferred securities. Preferred securities have some or all of the following characteristics:

  •
  Preferred securities accrue fixed or floating rate distributions at regular intervals.

  •
  The payment of preferred securities distributions is sometimes guaranteed by the issuers' parent companies.

  •
  Preferred securities have a senior claim upon issuers' earnings over common shares. That means that common share distributions cannot be paid unless all accrued preferred securities distributions have been paid or reserved for payment.

  •
  Preferred securities generally have a stated liquidation value.

  •
  Preferred securities have a senior claim to issuers' assets over common shares. That means that common shareholders cannot receive any liquidating distribution of issuers' assets until after the liquidation value of outstanding preferred shares plus all accrued distributions on preferred securities are paid.

  •
  Some preferred securities permit holders to convert or exchange the preferred securities for other securities, usually common shares of the same issuer, pursuant to formulas.

  •
  Preferred securities either have no maturity or an extended maturity of 25 years or more after which they are required to be redeemed by issuers.

  •
  Issuers are usually permitted to redeem preferred securities by paying the liquidation values plus all accrued distributions after certain times or upon the occurrence of certain events.

  •
  Some preferred securities permit issuers to redeem the securities by exchanging them for other securities, usually the issuers' common shares or notes.

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  •
  Preferred securities typically permit issuers to defer payment of accrued distributions for extended periods, usually between one and five years, without triggering events of default which would permit preferred shareholders to demand payments.

  •
  Some preferred securities permit issuers to pay distributions with additional preferred securities or with other types of securities.

  •
  Preferred securities usually have no or limited voting rights for the election of directors or other matters.

  •
  Some, but not all, preferred securities are rated by national ratings agencies such as Moody's, S&P or Fitch, regarding the likelihood that distributions will be timely paid and whether other terms regarding redemption, etc., will be satisfied.

  •
  Some, but not all, preferred securities are listed on securities exchanges such as the New York Stock Exchange ("NYSE") or NYSE Amex. However, some preferred securities, including some which are listed on the NYSE or NYSE Amex, have very limited trading liquidity. Among other transactions, the Advisor may aggregate securities orders for the Funds and other clients, as described below in "Portfolio Transactions and Brokerage", which could further limit the Funds' purchase or sale of securities with limited liquidity.

        The preferred securities in which the Funds may invest are generally divisible into four sub-categories:

        (1)    REIT Preferred Securities.    Preferred securities issued by companies which generally do not pay income taxes typically have the same characteristics as other preferred securities, but any distributions the Funds receive and pass through to shareholders usually will be taxed federally as a combination of ordinary and capital gains income.

        (2)    Ordinary Preferred Securities.    Generally, ordinary preferred securities are issued by taxable companies and distributions received on these securities are "qualified dividend income" taxable as QDI at a reduced federal rate of 15%. In the event the Funds were to own ordinary preferred shares, a portion of the distributions the Funds would make to shareholders might be taxed at this reduced federal rate, if both the Funds and shareholders meet the applicable holding period requirements. See "Tax Matters".

        (3)    Trust Preferred Securities.    Generally these securities are issued by a single purpose subsidiary of a parent public company. Payments of distributions on, or redemption of, the trust preferred securities are not direct obligations of the parent company, but these payments are usually directly or indirectly guaranteed by the parent company. At the time the issuer entity sells trust preferred securities to investors, it purchases subordinated debt of the parent guarantor with payment terms similar to the terms of the trust preferred securities. Under the Internal Revenue Code of 1986, as amended (the "Code"), the interest paid by the parent guarantor is tax deductible by that entity; as the owner of trust preferred securities the Funds will be treated for tax purposes as owning beneficial interests in subordinated debt and trust preferred distributions the Funds receive and pass through to shareholders will be treated as interest, or ordinary income, and not as "qualified dividend income".

        Many investment banks that have arranged for the sale of trust preferred securities have referred to them by names that include, but are not limited to, trust originated preferred securities ("TOPrS"); monthly income preferred securities ("MIPS"); quarterly interest bonds ("QUIBS"); quarterly income debt securities ("QUIDS"); quarterly income preferred securities ("QUIPS"); corporate-backed trust securities ("CorTS"); and public income notes ("PINES"). TOPrS is a registered service mark owned by Merrill Lynch & Co., Inc. MIPS, QUIDS and QUIPS are registered service marks owned by Goldman Sachs Co. QUIBS is a registered service mark owned by Morgan Stanley. CorTS and PINES are registered service marks owned by Citigroup Global Markets, Inc.

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        (4)    Convertible Preferred Securities.    The convertible preferred securities in which the Funds may invest may have many of the characteristics of ordinary preferred securities, trust preferred securities or REIT preferred securities, except these securities may be exchangeable for other securities, usually common shares of the same issuers.

        Some portfolio funds may also invest in preferred securities.

  U.S. Government Obligations (All Funds)

        Each Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their face value, and may exhibit greater price volatility than interest bearing securities since investors receive no payment until maturity. U.S. Government agencies and instrumentalities include entities having varying levels of support from the U.S. Treasury; sometimes these entities are: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right to borrow from the Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iv) supported only by the credit of the instrumentality chartered by the U.S. Government.

        Some portfolio funds may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

  Cash Reserves (All Funds)

        Cash reserves may be held for defensive reasons or to provide sufficient flexibility to take advantage of new opportunities for investments and for other reasons, and may be invested in money market instruments.

        Money market instruments in which a Fund may invest include U.S. Government obligations which are subject to repurchase agreements. Repurchase agreements may be entered into with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Other acceptable money market instruments include commercial paper rated investment grade by any one nationally recognized rating agency, such as Moody's, S&P or Fitch, certificates of deposit or bankers' acceptances issued by domestic banks having total assets in excess of one billion dollars, and money market mutual funds.

        Some portfolio funds may also hold cash reserves and invest those reserves in similar money market instruments.

  Repurchase Agreements (All Funds)

        Each Fund may enter into repurchase agreements. A repurchase agreement requires a Fund to purchase securities subject to its simultaneous agreement to resell and redeliver these securities to a counterparty, who agrees to buy the securities from a Fund at a fixed price and future time. Repurchase agreements may be considered loans to the counterparty, collateralized by the underlying securities. If a Fund enters into a repurchase agreement, the Advisor will evaluate and monitor the creditworthiness of the vendor. The principal risk to a Fund in investing in repurchase agreements is that the counterparty becomes unable to pay the agreed upon sum on the repurchase date; in the event of a default, the repurchase agreement provides the Fund the right to sell the underlying collateral. If the value of the collateral declines after a Fund enters a repurchase agreement, or if the seller defaults, the Fund could incur a loss of both principal and interest. The Advisor monitors the value of the repurchase agreement collateral in an effort to determine that the value of the collateral at least equals the agreed upon repurchase price to be paid to a Fund. A Fund's right to sell the repurchase

6

agreement collateral after a counterparty default could be delayed or impaired in the event of bankruptcy of the counterparty.

        Some portfolio funds may also enter into repurchase agreements.

  Futures Contracts and Options on Futures Contracts (All Funds)

        Each Fund may contract for the purchase or sale with future delivery ("futures contracts") of securities, aggregates of debt securities, currencies and financial indices, and options thereon in connection with each Fund's hedging and other risk management strategies. A Fund will enter futures contracts only for bona fide hedging, risk management and other appropriate portfolio management purposes. A Fund's futures contracts, if any, will be in accord with the rules and regulations of the Commodity Futures Trading Commission.

        Each Fund has claimed an exclusion from the status of a "commodity pool operator" under the Commodity Exchange Act. Accordingly, the Funds are not subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission.

        The principal risks to a Fund relating to the use of futures contracts principally arise from changes in the market value of the securities or instruments underlying the futures contract, possible lack of a liquid market for closing out or selling a futures contract position and the possibility that a futures contract will give rise to an obligation of a Fund to meet margin, collateral or other payment requirements.

        Some portfolio funds may also enter into futures contracts and options on futures contracts.

  Foreign Securities (All Funds)

        RHR, Old RMR and New RMR may invest up to 10% of their respective managed assets in securities denominated in currencies other than the U.S. dollar or traded on a non-U.S. stock exchange and RFR may make such investments without limitation. RDR may invest up to 20% of its managed assets in securities denominated in currencies other than the U.S. dollar or traded on a non-U.S. stock exchange. RCR does not currently invest in foreign securities, however, portfolio funds may also invest in securities denominated in currencies other than the U.S. dollar or traded on a non-U.S. stock exchange. These securities may subject the Funds to additional investment risks which may not be present in U.S. dollar denominated securities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their value. There may be less information publicly available about foreign securities than about U.S. securities, because issuers of foreign securities may not be subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in foreign securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of foreign securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding or income taxes on dividends, interest or capital gains, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

        Foreign stock markets are generally less developed, less efficient, more volatile and have substantially less volume than U.S. markets. Foreign securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Foreign equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock

7

exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement", which can result in losses.

        The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Funds will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

        Foreign brokerage commissions, custodial expenses and other fees are also generally higher for foreign securities than for securities traded in the U.S. Consequently, the overall expense ratio of the Funds may increase if they invest in foreign securities.

        Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

        Risks associated with investing in foreign securities may be more pronounced in emerging markets where the securities markets are substantially smaller, less developed, less liquid, less regulated and more volatile than the securities markets of the United States and developed foreign markets.

  Portfolio Funds Investments (RCR)

        RCR invests in portfolio funds. Closed end management investment companies combine shareholders' funds for investment in a variety of securities, including equity securities, debt securities and money market instruments. A closed end management investment company may invest primarily in a particular type of security, a particular industry or a mix of securities and industries. A closed end management investment company is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income for each taxable year. RCR has historically focused its investments primarily in portfolio funds that earn and pay regular dividends by investing in fixed and floating rate debt and preferred securities, by investing in domestic and international equity securities, by investing in real estate companies and by using income generating strategies such as covered call option writing. RCR has not historically invested in portfolio funds which invest in real estate mortgages, including high risk or sub-prime mortgages.

        The portfolio funds in which RCR invests are managed by unaffiliated third party advisers. Since RCR has historically invested a significant portion of its managed assets in the common securities of portfolio funds, its performance has been directly related to the ability of the portfolio funds to meet their respective investment objectives as well as the Advisor's allocation among the portfolio funds. Accordingly, RCR's investment performance has been influenced by the investment strategies and risks associated with the portfolio funds in direct proportion to the amount of their managed assets allocated to the portfolio funds utilizing such strategies. Although the risks involved in the investments below describe how such risks apply to RCR, they may also apply to the portfolio funds' investments.

        RCR's investments in portfolio funds are limited by provisions of the 1940 Act that limit the amount RCR can invest in any one portfolio fund to 3% of the portfolio fund's total outstanding stock. As a result, RCR may hold a smaller position in a portfolio fund than if it were not subject to this restriction. To comply with provisions of the 1940 Act, on any matter upon which portfolio fund stockholders are solicited to vote, the Advisor will vote portfolio fund shares in the same general proportion as shares held by other stockholders of the portfolio fund. In addition to the fees directly

8

associated with an investment in RCR, shareholders of RCR indirectly bear the fees of the portfolio funds in which RCR invests.

  Other Investment Companies (New RMR, Old RMR, RHR, RFR and RDR)

        Each of New RMR, Old RMR, RHR, RFR and RDR may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objectives and principal investment strategies and permissible under the 1940 Act. Under one provision of the 1940 Act, a Fund may not acquire the securities of other investment companies if, as a result, (i) more than 3% of the total outstanding voting securities of any one investment company would be held by the Fund, (ii) more than 5% of the Fund's total assets would be invested in any one investment company or (iii) more than 10% of the Fund's total assets would be invested in securities of other investment companies. Other provisions of the 1940 Act are less restrictive provided that the Fund is able to meet certain conditions. These limitations do not apply to the acquisition of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all of the assets of another investment company and the acquisition of money market instruments. Each Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund.

  Zero Coupon Securities (RHR, RFR and RDR Only)

        RHR, RFR and RDR may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security and the perceived credit quality of the issuer. Zero coupon securities are required to be redeemed by the issuer at face value at maturity. The discount on zero coupon securities ("original issue discount" or "OID") must be taken into income by RHR, RFR and RDR as it accrues prior to the receipt of any actual payments. Because each Fund must distribute substantially all of its investment company taxable income (including accrued original issue discount) to their shareholders each year for U.S. federal income and excise tax purposes, the Funds may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or to increase their use of leverage, to satisfy their distribution requirements. The market prices of zero coupon securities are more volatile than the prices of securities that pay interest periodically. The market prices of zero coupon securities respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.

  Illiquid Securities (RHR, RFR, RDR and RCR Only)

        RFR may invest up to 25%, RHR may invest up to 15%, and RDR and RCR may invest an unlimited amount, of their respective managed assets in illiquid securities and other securities which are not readily marketable, including non-negotiable time deposits and certain restricted securities not deemed by the applicable Fund's Board to be liquid. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, which have been determined to be liquid, will not be considered to be illiquid or not readily marketable. A Fund's inability to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Fund's ability to raise cash for investment or other purposes. The liquidity of securities purchased by a Fund which are eligible for resale pursuant to Rule 144A will be monitored by the Advisor, subject to the oversight of

9

the Fund's Board. With respect to RHR and RFR, in the event that a security is deemed to be no longer liquid, RHR's or RFR's holdings, as applicable, will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in that Fund exceeding any of its aforementioned investment limitations with respect to investments in illiquid securities.

  Mortgage-Backed Securities (RHR Only)

        Although it has not historically done so, RHR may invest in mortgage-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. RHR may also invest in collateral mortgage obligations ("CMOs") and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

        CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or "tranches"), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a portfolio that invests in CMOs.

        The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

        Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, RHR may be unable to invest the proceeds from the early

10

payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, RHR may not be able to realize the rate of return it expected.

        Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which RHR may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause RHR to experience a loss equal to any unamortized premium.

        Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. RHR may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of the principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

        Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on RHR's yield to maturity to the extent RHR invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, RHR may fail to recoup fully RHR's initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting RHR's ability to buy and sell those securities at any particular time.

  Business Loans (RHR and RFR Only)

        RHR and RFR may invest up to 10% of their respective managed assets in loans extended to businesses by banks or other financial institutions. If RHR or RFR purchases a loan or a participation in a loan, those Funds acquire some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans

11

may be in default at the time of purchase. RHR and RFR may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by RHR and RFR may involve revolving credit facilities or other standby financing commitments which obligate RHR and RFR to pay additional cash on a certain date or on demand.

        The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, RHR and RFR may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

  Portfolio Turnover Rate (All Funds)

        Each Fund's portfolio turnover rate is calculated by dividing the proceeds from its sales of securities (or the cost of those securities, if lower) that are equities or that had an original maturity or expiration date of more than one year at the time of acquisition during a year by the average month end value of all of the Fund's investments during that year that also were equities or had an original maturity or expiration date of more than one year at the time of acquisition. Under normal conditions, the Funds do not intend to engage in trading activities for the purpose of realizing short term gains. Rather, the Funds intend to purchase and sell securities to accomplish their investment objectives and in consideration of their then current view of prevailing or anticipated market and other conditions that they believe may impact the value of those securities. For example, the Funds may sell portfolio assets in anticipation of changes in interest rates generally, or in anticipation of changes in the business or prospects for a specific issuer of securities. Higher turnover rates generally will result in increased transaction costs. Transaction costs reduce net asset value. Although there can be no assurance in this matter, RFR and RDR do not expect that their turnover rate under normal market conditions will be greater than 100%, and Old RMR, New RMR and RHR do not expect that their turnover rate under normal market conditions will be greater than 50%. Similarly, New RMR expects that under normal market conditions its turnover rate will not be greater than 50%. Although RCR cannot accurately predict its portfolio turnover rate, due to RCR's "dividend capture" trading strategy RCR's historical portfolio turnover rate has been high (approximately 175% for the year ended December 31, 2008) and RCR would expect its annual portfolio turnover rate to continue to be high (i.e., over 100%).

  Short Sales (RFR, RDR and RCR Only)

        RFR, RDR and RCR may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Fund owns at least an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box", may be entered into by RFR, RDR or RCR to, for example, lock in a sale price for a security it does not wish to sell immediately.

        RFR, RDR and RCR may also make short sales of a security the Fund does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the borrowed security at a future date. The price at such time may be more or less than the price at which the Fund sold the security. Until the borrowed security is replaced, the Fund is required to pay the security's owner any dividends or interest which are paid or accrued during the period of the loan. To borrow the security, the Fund also may be required to pay a premium. Until the Fund replaces a borrowed security, it may segregate an amount of cash or other liquid assets with its custodian such that the amount segregated plus any amount deposited with the broker as collateral will (i) equal the current value of the security sold short and (ii) not be less than the market value of the security at the

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time it was sold short. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale. No more than one third of RFR's and RDR's managed assets, and no more than 5% of RCR's managed assets, will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

        In light of the ongoing crisis in the financial and credit markets, the SEC has adopted temporary rules designed to eliminate certain short selling practices seen as improper or abusive and detrimental to the integrity of the markets. Additionally, during the dramatic decline in the financial markets in September and October of 2008, the SEC issued an emergency order, which expired with the passage of the Emergency Economic Stabilization Act of 2008, prohibiting the short sale of securities of many companies in an attempt to stabilize the financial markets. Although these new regulations are meant to curb abusive practices, stabilize the financial markets and provide the SEC with useful market information, these new regulations, and the potential for further interventions by the SEC and/or other U.S. regulators, may also have the effect of discouraging or impeding otherwise legitimate short selling practices due to the increased economic, regulatory, compliance and disclosure obligations and/or risks that they present.

        Some portfolio funds may also enter into "short sales" arrangements.

Additional Investment Information Relating to RCR's Portfolio Fund Investments

  Fixed Income Securities (RCR Only)

        Some portfolio funds may invest in fixed income securities. These securities may pay fixed, variable or floating rates of interest. Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk).

        The portfolio funds may invest in investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical ratings organization ("NRSRO") in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by a portfolio fund's manager to be of comparable quality.

        Although we do not expect it to represent a significant amount of a portfolio fund's investments, some portfolio funds may invest in non-investment grade debt securities. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default.

        Variable and Floating Rate Securities.    Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as a change in the prime rate.

        High Yield-Lower Rated Securities.    Although we do not expect it to represent a significant amount of a portfolio fund's investments, some portfolio funds may invest in high yield-lower rated securities. Higher yielding (and, therefore, higher risk) securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for a portfolio fund to sell certain securities or could

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result in lower prices than those used in calculating the portfolio fund's net asset value. Higher yielding securities also may be particularly susceptible to economic downturns.

        An economic recession could adversely affect the ability of the issuers of lower rated bonds to repay principal and pay interest thereon and increase the incidence of default for such securities. It is likely that an economic recession also could disrupt severely the market for such securities and have an adverse impact on their value.

        Bond prices are inversely related to interest rate changes; however, bond price volatility also may be inversely related to coupon. Accordingly, below investment grade securities may be relatively less sensitive to interest rate change than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the portfolio fund's relative share price volatility. The ratings of the NRSROs represent their opinions as to the quality of the obligations which they undertake to rate. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The portfolio funds will rely on the judgment, analysis and experience of their managers in evaluating the creditworthiness of an issuer.

        Because there is no established retail secondary market for many higher yielding securities, RCR anticipates that such securities held by the portfolio funds could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a portfolio fund's ability to dispose of particular issues in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the portfolio fund to obtain accurate market quotations for purposes of valuing the portfolio fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

        Companies that issue certain higher yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leverage issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

  Convertible Securities (RCR Only)

        Some portfolio funds may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred securities or other securities that may be converted or exchanged (by the holder or the issuer) into shares of the underlying common stock (or cash or securities of equivalent value), either at a stated price or stated rate. Convertible securities have characteristics similar to both fixed income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to

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common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically are considered to be lower quality than similar non-convertible securities.

        Although to a lesser extent than with fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.

        Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income, because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yield than non-convertible securities of similar quality because of the potential for capital appreciation.

  Special Investment Instruments and Techniques (RCR Only)

        Some portfolio funds may utilize a variety of special investment instruments and techniques (described below) to hedge against various risks (such as changes in currency rates or other factors that affect security values) or for non-hedging purposes to pursue investment objectives. These techniques may be executed through derivative transactions.

        The instruments used and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that may be used are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions to pursue investment objectives.

  Call and Put Options on Individual Securities (RCR Only)

        Some portfolio funds may purchase call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

        A covered call option written by a portfolio fund is a call option with respect to which it owns the underlying security. The sale of such an option exposes a portfolio fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option written by a portfolio fund is a put option with respect to which cash or liquid securities have been placed in a segregated account on the portfolio fund's books or with its custodian to fulfill the obligation undertaken. The sale of such an option exposes a portfolio fund during the term of the option to a decline in price of the underlying security while depriving the portfolio fund of the opportunity to invest the segregated assets.

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        Some portfolio funds may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. A portfolio fund will realize a gain or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a portfolio fund would ordinarily make a similar "closing sale transaction", which involves liquidating its position by selling the option previously purchased, although it would be entitled to exercise the option should the Portfolio Fund deem it advantageous to do so. Some portfolio funds may also invest in so-called "synthetic" options or other derivative instruments written by broker-dealers.

        Option transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, a portfolio fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. These options may also be illiquid and, in such cases, a portfolio fund may have difficulty closing out its position. Over-the-counter options purchased and sold by a portfolio fund may also include options on baskets of specific securities.

  Call and Put Options of Securities Indices (RCR Only)

        Some portfolio funds may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue investment strategies and investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options for hedging purposes will depend upon the extent to which price movements in a portfolio fund's investment in shares of a company correlate with price movements of the stock index selected. Because the value of an index option depends upon movement in the level of the index rather than the price of a particular stock, whether a portfolio fund will realize a gain or loss from the purchase or writing of options on an index depends upon movement in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movement in the price of a particular stock. Accordingly, successful use of options on stock indices will be subject to predicting correctly movement in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

  Additional Derivative Transactions (RCR Only)

        Some portfolio funds may take advantage of opportunities in the area of swaps, options on various underlying instruments, swaptions and certain other customized derivative instruments. In addition, portfolio funds may take advantage of opportunities with respect to certain other derivative instruments that are not presently contemplated for use or which are currently not available, but which may be developed, to the extent such opportunities are both consistent with a portfolio fund's investment strategy and investment objectives and legally permissible. Special risks may apply to instruments that are invested in by a portfolio fund in the future, which risks cannot be determined at this time or until such instruments are developed or invested in.

        A swap is a contract under which two parties agree to make periodic payments to each other based on specified interest rates, an index or the value of some other instrument, applied to a stated, or "notional", amount. Swaps generally can be classified as interest rate swaps, currency swaps, commodity swaps or equity swaps, depending on the type of index or instrument used to calculate the payments. Such swaps would increase or decrease a portfolio fund's investment exposure to the particular interest rate, currency, commodity or equity involved. A swaption is an option entitling one party to enter into a swap agreement with the counterparty. In addition to swaps and swaptions, a portfolio fund may become a party to various other customized derivative instruments entitling the

16

counterparty to certain payments on the gain or loss on the value of an underlying or referenced instrument. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk. In addition, swaps and other derivatives can involve significant economic leverage and may, in some cases, involve significant risk of loss.

Investment Restrictions

  Fundamental Investment Restrictions of All Funds

        The following investment restrictions are fundamental policies of each Fund and may not be changed without the vote of a "majority of the outstanding" (as defined under the 1940 Act) common shares and preferred shares of the applicable Fund, voting together as a single class, and the vote of a "majority of the outstanding" (as defined under the 1940 Act) preferred shares of the applicable Fund, voting as a separate class.

        Approval by a "majority of the outstanding" common shares and preferred shares of an applicable Fund, as defined pursuant to the 1940 Act, means the lesser of (1) 67% or more of the applicable Fund's common shares and preferred shares, together as a single class, present at a meeting of the applicable Fund's shareholders, if the holders of more than 50% of the applicable Fund's outstanding common shares and preferred shares are present or represented by proxy, or (2) more than 50% of the applicable Fund's outstanding common shares and preferred shares, together as a single class.

        Approval by a "majority of the outstanding" preferred shares of an applicable Fund, as defined pursuant to the 1940 Act, means the lesser of (1) 67% or more of the applicable Fund's preferred shares, as a single class, present at a meeting of the applicable Fund's shareholders, if the holders of more than 50% of the applicable Fund's outstanding preferred shares are present or represented by proxy, or (2) more than 50% of the applicable Fund's outstanding preferred shares.

          1.     No Fund will issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits of the 1940 Act, or pledge its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies.

          2.     No Fund will borrow in excess of 33 1/3% of its total assets (including the amount of borrowings) minus liabilities (other than the amount of borrowings), except that a Fund may borrow up to an additional 5% of its total assets for temporary purposes.

          3.     No Fund will act as an underwriter of securities issued by other persons, except insofar as a Fund may be deemed an underwriter in connection with the disposition of securities.

          4.     No Fund will purchase or sell commodities or commodities contracts but a Fund may purchase or sell financial contracts including, but not limited to, interest rate or currency hedges.

          5.     No Fund will originate loans to other persons except by the lending of its securities, through the use of repurchase agreements and by the purchase of debt securities.

  Fundamental Investment Restrictions Specific to Certain Funds

        The following investment restrictions are fundamental policies of the Fund specifically identified with respect to each investment restriction and may not be changed without the vote of a "majority of the outstanding" (as defined under the 1940 Act) common shares and preferred shares of the applicable Fund, voting together as a single class, and the vote of a "majority of the outstanding" (as defined under the 1940 Act) preferred shares of the applicable Fund, voting as a separate class. See "Investment Restrictions—Fundamental Investment Restrictions of All Funds" for a further description of these voting standards.

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        If the Reorganizations of each Acquired Fund with New RMR are consummated, the shareholders of each Acquired Fund will become shareholders of New RMR following the consummation of their respective Fund's Reorganization. After the Reorganizations are consummated, New RMR will operate, unless otherwise indicated, pursuant to the fundamental investment restrictions identified below as applicable to all Funds or specific to Old RMR. New RMR will not be required to operate pursuant to investment restrictions identified below as specific to any Acquired Fund other than Old RMR.

          1.     Old RMR, RHR, RFR and RDR will not purchase or sell real estate, except that Old RMR, RHR, RFR and RDR may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or such interests and Old RMR, RHR, RFR and RDR may hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of Old RMR's, RHR's, RFR's or RDR's ownership of such securities.

          2.     RCR will not purchase or sell real estate, except that RCR or its portfolio funds may invest in securities of companies that deal in real estate or are engaged in the real estate business, including U.S. and foreign REITs, and securities secured by real estate or such interests and RCR may hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of RCR's or its portfolio funds' ownership of such securities.

          3.     Old RMR, RHR, RFR and RDR will not make any investment inconsistent with its classification as a diversified closed end management investment company under the 1940 Act. This fundamental investment restriction will not be applicable to New RMR, which is a non-diversified closed end management investment company.

          4.     Old RMR, RDR and RCR will make investments that will result in concentration (25% or more of the value of a Fund's investments, as applicable) in the securities of issuers primarily engaged in the real estate industry and not in any other industry; provided, however, this does not limit a Fund's investments in (i) U.S. Government obligations, or (ii) other obligations issued by governments or political subdivisions of governments. With respect to RCR, portfolio funds are not considered part of an industry. RCR may invest in portfolio funds that may concentrate its assets in one or more industries. RCR's respective investments in portfolio funds will be aggregated for purposes of determining whether its investments are concentrated in a particular industry.

          5.     RHR will make investments that separately will result in concentration (25% or more of the value of RHR's investments) in the securities of issuers primarily engaged in (i) the hospitality industry and (ii) the real estate industry, and not in any other industry; provided, however, this does not limit RHR's investments in (i) U.S. Government obligations, or (ii) other obligations issued by governments or political subdivisions of governments.

          6.     RFR will make investments that will result in concentration (25% or more of the value of RFR's investments) in the securities of issuers primarily engaged in a F.I.R.E. (financial services, insurance, or real estate) industry and not in any other industries; provided, however, this does not limit RFR's investments in (i) U.S. Government obligations, or (ii) other obligations issued by governments or political subdivisions of governments.

  Non-Fundamental Investment Restrictions of the Funds

        The Funds have also adopted the following investment restrictions which are not fundamental policies of the Funds. Since these investment restrictions are not fundamental policies of the Funds, they may be changed by a Fund's Board without the approval of the applicable Fund's shareholders. If the Reorganizations of each Acquired Fund with New RMR are consummated, the shareholders of

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each Acquired Fund will become shareholders of New RMR following the consummation of their respective Fund's Reorganization. After the Reorganizations are consummated, New RMR will operate subject to the non-fundamental investment restrictions identified below as applicable to all Funds or specific to Old RMR.

          1.     No Fund will invest in puts, calls, straddles, spreads or any combination thereof, representing more than 10% of the value of the respective Fund's managed assets.

          2.     No Fund will enter into short sales representing more than 5% of the value of the respective Fund's managed assets.

          3.     No Fund will invest in oil, gas or other mineral exploration programs, development programs or leases, except that a Fund may purchase securities of companies engaging in whole or in part in such activities.

          4.     Old RMR will invest, under normal market conditions, at least 80% of the value of its managed assets in securities issued by real estate companies unless Old RMR provides its shareholders with at least 60 days' prior written notice in compliance with SEC rules.

          5.     RHR will not operate any hospitality business for its own account, except that it may invest in securities of companies that are engaged in hospitality businesses and it may hold and sell hospitality businesses or operations acquired through default, liquidation or other distributions of an interest in a hospitality business as a result of RHR's ownership of such securities.

          6.     RHR will invest, under normal market conditions, at least 80% of the value of its managed assets in securities issued by hospitality and real estate companies unless RHR provides its shareholders with at least 60 days' prior written notice in compliance with SEC rules.

          7.     RFR will invest, under normal market conditions, at least 80% of the value of its managed assets in securities issued by companies in a F.I.R.E. (financial services, insurance, or real estate) industry unless RFR provides its shareholders with at least 60 days' prior written notice in compliance with SEC rules.

          8.     RDR will invest, under normal market conditions, at least 80% of the value of its managed assets in preferred securities unless RDR provides its shareholders with at least 60 days' prior written notice in compliance with SEC rules.

          9.     RCR will invest, under normal market conditions, at least 80% of the value of its managed assets in securities that pay dividends or other income unless RCR provides its shareholders with at least 60 days' prior written notice in compliance with SEC rules.

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 TRUSTEES AND OFFICERS OF THE FUNDS

General

        The business of the Funds is managed by each Fund's Board. Each Fund's Board elects its Fund's officers. The officers of the Funds are responsible for the day-to-day operations of its Fund and execute policies formulated by the Board. All of the Funds share the same Board and executive officers, except as described below. Each Fund's Board is divided into three classes. For the Acquired Funds, there is one Trustee in class I (John L. Harrington) whose current term expires in 2011; there are two Trustees in class II (Jeffrey P. Somers and Gerard M. Martin) whose current terms expire in 2009; and there are two Trustees in class III (Barry M. Portnoy and Arthur G. Koumantzelis) whose current terms expire in 2010. For New RMR, there is one Trustee in class I (John L. Harrington) whose current term expires in 2011; there are two Trustees in class II (Jeffrey P. Somers and Adam D. Portnoy) whose current terms expire in 2012; and there are two Trustees in class III (Barry M. Portnoy and Arthur G. Koumantzelis) whose current terms expire in 2010. Trustees in each class are elected and hold office for a term expiring at the annual meeting held in the third year following the year of their election, with each Trustee holding office until the expiration of the term of the relevant class and the election and qualification of his or her successor, or until he or she sooner dies, resigns, retires, or is disqualified or removed from office. The Acquired Funds are currently scheduled to hold their annual shareholders' meetings on May 4, 2009, at which Jeffrey P. Somers and Adam D. Portnoy will stand for election as class II trustees of the Acquired Funds, with terms to expire in 2012. Gerard M. Martin has decided not to stand for reelection to the Acquired Funds' Boards, and not to serve on New RMR's Board, due to other personal and professional obligations.

        New RMR's bylaws set forth nonexclusive qualifications that a Trustee must possess to qualify for nomination or election as a Trustee, including that the individual (a) be at least 21 years of age who is not under legal disability, (b) have substantial expertise or experience relevant to the business of New RMR and (c) not have been convicted of a felony. In addition, under New RMR's bylaws, a majority of the trustees are required to be "Independent Trustees." An Independent Trustee is one who is not an employee of New RMR's investment adviser, is not involved in New RMR's day-to-day activities, is not an "interested person" of New RMR (as defined in the 1940 Act), except for the fact of his or her being a trustee, and who meets the qualifications of an independent director under the applicable rules of each stock exchange upon which shares of New RMR are listed for trading and the SEC. Also, so long as the number of trustees shall be five or greater, at least two trustees shall be "Managing Trustees." "Managing Trustees" are trustees who are not Independent Trustees and who have been employees, officers or directors of New RMR's investment adviser or involved in the day-to-day activities of New RMR during the one year prior to their election as Trustee.

        Pursuant to the 1940 Act and each Fund's organizational documents, generally holders of preferred shares, voting separately as a class, elect two Trustees, and the remaining Trustees are elected by holders of the common shares and preferred shares, voting together as a single class. Messrs. Martin and Barry Portnoy presently represent the holders of each Acquired Fund's preferred shares and Messrs. Adam Portnoy and Barry Portnoy represent the holders of New RMR's preferred shares. Mr. Adam Portnoy is standing for election by holders of preferred shares, voting as a separate class, at each Acquired Fund's 2009 annual shareholders' meeting and, as such, will replace Mr. Martin as a representative of Acquired Fund preferred shareholders if so elected.

        Each Board has determined that a majority of its Trustees are independent Trustees pursuant to the corporate governance standards for companies listed on NYSE Amex. In making independence determinations pursuant to NYSE Amex standards, each year each Board affirmatively determines whether its Trustees have a direct or indirect material relationship with the applicable Fund or its affiliates. When assessing a Trustee's relationship with a Fund or its affiliates, the Fund's Board considers all relevant facts and circumstances, not merely from the Trustee's standpoint but also from that of the persons or organizations with which the Trustee has an affiliation. Material relationships can

20

include commercial, banking, consulting, legal, accounting, charitable and familial relationships. Each Board has determined that Messrs. Harrington, Bailey and Koumantzelis currently qualify as independent under NYSE Amex rules.

        Each Trustee of the Acquired Funds also serves as a Trustee of RMR Asia Pacific Real Estate Fund and RMR Asia Real Estate Fund, and each Trustee of New RMR also serves as a Trustee of New RMR Asia Pacific Real Estate Fund, all of which retain the Advisor as their investment adviser. Each Trustee of the Acquired Funds (except for Mr. Somers) also formerly served as a Trustee of RMR Real Estate Securities Fund (a series of RMR Funds Series Trust), which was liquidated on February 6, 2009 and has an application pending with the SEC for deregistration as an investment company.

        The table below lists the Trustees of the Funds, their age, their term in office, their principal occupations during the last five years and other directorships held by them. The term "Fund Complex" includes two or more registered investment companies that have a common investment adviser. "RMR Funds" is a Fund Complex consisting of nine registered investment companies advised by the Advisor, including each of the Funds, RMR Asia Pacific Real Estate Fund, RMR Asia Real Estate Fund and New RMR Asia Pacific Real Estate Fund. The RMR Funds Fund Complex formerly included RMR Real Estate Securities Fund, which was liquidated on February 6, 2009 and has an application pending with the SEC for deregistration as an investment company. A majority of the Trustees of each Board are not "interested persons" of the Funds within the meaning of the 1940 Act. Messrs. Harrington, Somers and Koumantzelis are not "interested persons" of any of the Funds within the meaning of the 1940 Act, and are sometimes referred to herein as "disinterested Trustees" or "independent Trustees". Messrs. Barry Portnoy and Adam Portnoy are each an "interested person" of each Fund as a result of their ownership of, and current positions with, the Advisor. Mr. Martin is an "interested person" of each Fund as a result of his former ownership of, and current positions with, the Advisor. Unless otherwise indicated, the principal business address for each Trustee of the Funds is: 400 Centre Street, Newton, Massachusetts 02458.

Name and age	Position held with the Fund, current term and length of time served. (Approx. number of years served.)	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee.	Number of RMR Funds* overseen by Trustee.
Disinterested Trustees
John L. Harrington (72)	Class I Trustee to serve until 2011: RMR (6); RHR (5); RFR (5); RDR (4); RCR (2); and New RMR (0).

Chairman of the Board and trustee of the Yawkey Foundation (a charitable trust)—2002 to 2003 and 2007 to present; President, Executive Director and Trustee of the Yawkey Foundation—1981 to Present; Trustee of the JRY Trust—1982 to present; Principal of Bingham McCutchen Sports Consulting LLC—2007 to 2008; Chief Executive Officer and General Partner of the Boston Red Sox Baseball Club—1973 to 2001; President of Boston Trust Management Corp.—1981 to 2006; Trustee of Hospitality Properties Trust—1995 to present; Trustee of Senior Housing Properties Trust—1999 to present; Director of Five Star Quality Care, Inc.—2001 to 2003; Director of Affiliates Insurance Company—2008 to present; Trustee of RMR Real Estate Securities Fund*—inception to 2009.

			9
Jeffrey P. Somers (66)	Class II Trustee to serve until 2009: RMR (0); RHR (0); RFR (0); RDR (0); and RCR (0). Class II Trustee to serve until 2012: New RMR (0).	Director and Equity Member of Morse, Barnes-Brown & Pendleton, P.C. (law firm)—1995 to present; Director of Cantella Management Corp., (the holding company for Cantella & Co., Inc., an SEC-registered broker-dealer)—2002 to present; Secretary of Cantella & Co., Inc.—1990	9

21

Name and age	Position held with the Fund, current term and length of time served. (Approx. number of years served.)	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee.	Number of RMR Funds* overseen by Trustee.
		to present; Director of Senior Housing Properties Trust—2009—present; Director and Secretary of Biomeasure, Inc.—1976 to 2008.
Arthur G. Koumantzelis (78)	Class III Trustee to serve until 2010: RMR (6); RHR (5); RFR (5); RDR (4); RCR (2); and New RMR (0).	President and Chief Executive Officer of AGK Associates LLC—2007 to present (consulting services for non-profit organizations); President and Chief Executive Officer of Gainesborough Investments LLC—1998 to 2007; Trustee of Hospitality Properties Trust—1995 to 2007; Director of Five Star Quality Care, Inc.—2001 to present; Director of TravelCenters of America LLC—2007 to present; Trustee of Senior Housing Properties Trust—1999 to 2003; Director of Affiliates Insurance Company—2008 to present; Trustee of RMR Real Estate Securities Fund*—inception to 2009.	9
Interested Trustees
Barry M. Portnoy† (63)	Class III Trustee to serve until 2010: RMR (7); RHR (5); RFR (5); RDR (4); RCR (2); and New RMR (0).

Chairman of Reit Management—1986 to present; Director and Vice President of the Advisor—2002 to present; Portfolio Manager of the Funds—inception to present; Trustee and Portfolio Manager of RMR Real Estate Securities Fund*—inception to 2009; Managing Director of Five Star Quality Care, Inc.—2001 to present; Managing Trustee of Senior Housing Properties Trust—1999 to present; Managing Trustee of Hospitality Properties Trust—1995 to present; Managing Trustee of HRPT Properties Trust—1986 to present; Managing Director of TravelCenters of America LLC—2007 to present; Director of Affiliates Insurance Company—2008 to present.

			9
Gerard M. Martin (74)	Class II Trustee to serve until 2009: RMR (7); RHR (5); RFR (5); RDR (4); and RCR (2).	Director of Reit Management—1986 to present; Director and Vice President of the Advisor—2002 to present; Managing Director of Five Star Quality Care, Inc.—2001 to present; Managing Trustee of Senior Housing Properties Trust—1999 to 2007; Managing Trustee of Hospitality Properties Trust—1995 to 2007; Managing Trustee of HRPT Properties Trust—1986 to 2006; Director of Affiliates Insurance Company—2008 to present; Trustee of RMR Real Estate Securities Fund*—inception to 2009.	7
Adam D. Portnoy† (38)	Class II Trustee to serve until 2012: New RMR (0). President: Old RMR (2); RHR (2); RFR (2); RDR (2); RCR (2); and New RMR (0).

President and Chief Executive Officer of Reit Management—2006 to present; Vice President of Reit Management—2003 to 2006; President, Chief Executive Officer and Director of the Advisor—2007 to present; Vice President of the Advisor—2003 to 2007; Portfolio Manager of Old RMR, RHR, RFR, RDR and RCR—2007 to present; Portfolio Manager of New RMR—inception to present; President and Portfolio Manager of RMR Real Estate Securities Fund*—inception to 2009; Vice President of Old RMR—2004 to 2007; Vice President of RHR, RFR, RDR, RMR Asia Pacific Real Estate Fund and RMR Asia Real Estate Fund—inception to 2007; Managing Trustee of HRPT Properties Trust—2006

			Class II Trustee: 2 President: 9

22

Name and age	Position held with the Fund, current term and length of time served. (Approx. number of years served.)	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee.	Number of RMR Funds* overseen by Trustee.

to present; Executive Vice President of HRPT Properties Trust—2003 to 2006; Managing Trustee of Hospitality Properties Trust and Senior Housing Properties Trust—2007 to present; Director of Affiliates Insurance Company—2008 to present.

*
RMR Real Estate Securities Fund (a series of RMR Funds Series Trust) was liquidated on February 6, 2009 and has an application pending with the SEC for deregistration as an investment company. RMR Real Estate Securities Fund is not included in the number of funds comprising the RMR Funds Fund Complex.

†
Adam D. Portnoy is the son of Barry M. Portnoy.

Compensation of Trustees

        Trustees who are "interested persons", as defined in the 1940 Act, of a Fund receive no compensation from the Fund for services as a Trustee of the Fund. The following table sets forth the compensation of the disinterested Trustees of each Fund for services to the Funds for the fiscal year ended December 31, 2008.

	Compensation from Old RMR	Compensation from RHR	Compensation from RFR	Compensation from RDR	Compensation from RCR	Compensation from New RMR	Total compensation from RMR Funds(1)
John L. Harrington	$9,100	$9,450	$9,100	$9,100	$7,350	$0	$63,350
Arthur G. Koumantzelis	$9,100	$9,450	$9,100	$9,100	$7,350	$0	$63,350
Frank J. Bailey(2)	$9,450	$9,800	$9,450	$9,450	$7,700	$0	$66,150
Jeffrey P. Somers(2)	$0	$0	$0	$0	$0	$0	$0

(1)
Includes compensation from RMR Asia Pacific Real Estate Fund, RMR Asia Real Estate Fund and RMR Real Estate Securities Fund. New RMR Asia Pacific Real Estate Fund did not pay any compensation to its disinterested Trustees during the fiscal year ended December 31, 2008. RMR Real Estate Securities Fund was liquidated on February 6, 2009 and has an application pending with the SEC for deregistration as an investment company.

(2)
Mr. Bailey served as an independent Trustee of the Funds and the other funds in the RMR Funds Fund Complex (including RMR Real Estate Securities Fund) during the year ended December 31, 2008. Mr. Bailey resigned from his positions as an independent Trustee on January 30, 2009 in order serve as a United States Bankruptcy Judge for the District of Massachusetts. The remaining independent Trustees selected Mr. Somers to fill the vacancies created by Mr. Bailey's resignation, except that Mr. Bailey's seat on the Board of RMR Real Estate Securities Fund was left vacant. Mr. Somers has been serving as an independent Trustee of the Funds and the other funds in the RMR Funds Fund Complex only since February 3, 2009, and thus Mr. Somers did not receive any compensation for services as an independent Trustee for the fiscal year ended December 31, 2008. Each of the Funds currently expect to compensate Mr. Somers approximately $9,500 during the fiscal year ending December 31, 2009. Mr. Bailey received $2,800 more in compensation from the RMR Funds Fund Complex than Messrs. Harrington and Koumantzelis because of his attendance at a meeting of the chairs of the compensation committees of public companies affiliated with Reit Management.

        Until changed by a vote of the Board, the compensation payable to each disinterested Trustee is as follows. The Boards of the Funds have deferred establishing 2009 annual retainers until after the Meeting.

Timing and Description	Amount
For each meeting of the Board or a Board committee of a Fund which is attended, an attendance fee per Fund, per meeting, up to a maximum of $1,000 per meeting day for all Funds, such fees to be allocated pro rata among the Funds meeting that day	$500

        In addition to the compensation paid to disinterested Trustees, each Fund reimburses all Trustees for expenses incurred in connection with their duties as Trustees. New RMR intends to continue to reimburse its disinterested Trustees in this manner following the Reorganizations.

23

Board Committees

        Each Fund has an audit committee, a compensation committee and a nominating committee. Each Board has adopted charters for each of these committees with respect to its Fund. A copy of the respective charters of the audit committees, compensation committees and nominating committees are available on the Funds' website at www.rmrfunds.com. Each of these Board committees is comprised of Messrs. Harrington, Somers and Koumantzelis, the disinterested Trustees, who are independent under applicable NYSE Amex listing standards.

        The primary function of each Fund's audit committee is to assist the Board's oversight of matters relating to: integrity of financial statements; legal and regulatory compliance; qualifications, independence, performance and fees of independent accountants; compliance, accounting, financial reporting and internal control processes; and the appointment, duties and compensation of internal audit personnel. Each Fund's audit committee is directly responsible for the selection of independent accountants. Each Board determined that, based upon Mr. Koumantzelis' education and experience, Mr. Koumantzelis possessed the requisite qualifications for designation as the audit committee's financial expert for each Fund, is "independent" as defined by the applicable rules of the SEC and NYSE Amex, and thus designated him as the audit committee's financial expert for each Fund. During 2008, the audit committees of each of Old RMR, RHR, RFR, RDR and RCR held four meetings. New RMR was not organized until August 19, 2008 and its audit committee held its first meeting on January 28, 2009.

        The primary functions of each Fund's compensation committee is to determine and review the fees paid to each Fund's Trustees and to recommend to its Fund's Board the compensation payable to the Chief Compliance Officer and Director of Internal Audit of its Fund. During 2008, the compensation committees of each of Old RMR, RHR, RFR, RDR and RCR held four meetings. New RMR was not organized until August 19, 2008 and its compensation committee held its first meeting on January 28, 2009.

        The primary function of each Fund's nominating committee is to (i) identify individuals qualified to become Trustees and select, or recommend that the Board selects, disinterested Trustee nominees for each annual meeting of the Fund's shareholders or when vacancies occur and (ii) consider nominations of persons for election to the Board by its Fund's shareholders. During 2008, the nominating committees of each of Old RMR, RHR, RFR, RDR and RCR held one meeting. New RMR was not organized until August 19, 2008 and its nominating committee held its first meeting on February 3, 2009.

Officers of the Funds

        The table below lists the officers of the Funds, their age, their term in office and their principal occupations during the last five years. Biographical and other information relating to the executive officers of each Fund is set forth below. The President, Treasurer and Secretary of each Fund are elected annually by the Trustees. Any other officers of a Fund may be elected or appointed by the Trustees of such Fund at any time and serve at the pleasure of the Trustees and until their successors are appointed and qualified or until their resignation or removal. Unless otherwise indicated, the principal business address of each officer of a Fund is 400 Centre Street, Newton, Massachusetts 02458. No officer is compensated by any Fund with the exception of Mr. William J. Sheehan. No Fund compensates Mr. Sheehan in excess of $60,000.

Name and age	Position held with each Fund and length of time served. (Approx. number of years served.)	Other principal occupations in past 5 years.	Number of RMR Funds* for which the position is held.
Adam D. Portnoy† (38)	Class II Trustee to serve until 2012: New RMR (0).	President and Chief Executive Officer of Reit Management—2006 to present; Vice President of Reit Management—2003 to	Class II Trustee: 2

24

Name and age	Position held with each Fund and length of time served. (Approx. number of years served.)	Other principal occupations in past 5 years.	Number of RMR Funds* for which the position is held.
	President: Old RMR (2); RHR (2); RFR (2); RDR (2); RCR (2); and New RMR (0).

2006; President, Chief Executive Officer and Director of the Advisor—2007 to present; Vice President of the Advisor—2003 to 2007; Portfolio Manager of Old RMR, RHR, RFR, RDR and RCR—2007 to present; Portfolio Manager of New RMR—inception to present; President and Portfolio Manager of RMR Real Estate Securities Fund*—inception to 2009; Vice President of Old RMR—2004 to 2007; Vice President of RHR, RFR, RDR, RMR Asia Pacific Real Estate Fund and RMR Asia Real Estate Fund—inception to 2007; Managing Trustee of HRPT Properties Trust—2006 to present; Executive Vice President of HRPT Properties Trust—2003 to 2006; Managing Trustee of Hospitality Properties Trust and Senior Housing Properties Trust—2007 to present; Director of Affiliates Insurance Company—2008 to present.

			President: 9
Mark L. Kleifges (48)	Treasurer and Chief Financial Officer: Old RMR (5); RHR (5); RFR (4); RDR (4); RCR (1); and New RMR (0).	Executive Vice President of Reit Management—2008 to present; Senior Vice President of Reit Management—2006 to 2008; Vice President of Reit Management—2002 to 2006; Treasurer of the Advisor—2004 to present; Vice President of the Advisor—2003 to 2004; Treasurer and Chief Financial Officer, Hospitality Properties Trust—2002 to present; Treasurer and Chief Financial Officer of RMR Real Estate Securities Fund*—inception to 2009.	9
Jennifer B. Clark (47)	Secretary and Chief Legal Officer: Old RMR (7); RHR (5); RFR (4); RDR (4); RCR (2); and New RMR (0).

Executive Vice President and General Counsel of Reit Management—2008 to present; Senior Vice President of Reit Management—2006 to 2008; Vice President of Reit Management—1999 to 2006; Secretary of the Advisor—2002 to present; Senior Vice President of HRPT Properties Trust—1999 to 2008; Secretary of HRPT Properties Trust—2008 to present; Assistant Secretary of Hospitality Properties Trust—1996 to 2008; Secretary of Hospitality Properties Trust—2008 to present; Assistant Secretary of Senior Housing Properties Trust—1998 to 2008; Secretary of Senior Housing Properties Trust—2008 to present; Assistant Secretary of Five Star Quality Care, Inc.—2001 to present; Secretary of TravelCenters of America LLC—2007 to present; President and Secretary of Affiliates Insurance Company—2008 to present; Secretary and Chief Legal Officer of RMR Real Estate Securities Fund*—inception to 2009.

			9
John C. Popeo (48)	Vice President: Old RMR (6); RHR (5); RFR (4); RDR (4); RCR (2); and New RMR (0)	Executive Vice President of Reit Management—2008 to present; Senior Vice President of Reit Management—2006 to 2008; Treasurer of Reit Management—1997 to present; Vice President of Reit Management—1999 to 2006; Vice President of the Advisor—2004 to present; Treasurer of the Advisor—2002 to 2004; Treasurer, Chief Financial Officer and Assistant Secretary of HRPT Properties Trust—1997 to present; Treasurer and Assistant Secretary of Affiliates Insurance Company—2008 to present; Vice President of RMR Real Estate Securities Fund*—inception to 2009.	9

25

Name and age	Position held with each Fund and length of time served. (Approx. number of years served.)	Other principal occupations in past 5 years.	Number of RMR Funds* for which the position is held.
Karen Jacoppo-Wood (42)	Vice President: Old RMR (2); RHR (2); RFR (2); RDR (2); RCR (2); and New RMR (0)	Vice President of the Advisor—2007 to present; Vice President and Managing Counsel, State Street Bank and Trust Company—2006 to 2007; Counsel, Pioneer Investment Management, Inc.—2004 to 2006; Vice President and Counsel, State Street Bank and Trust Company—2002 to 2004; Vice President of RMR Real Estate Securities Fund*—inception to 2009.	9
Fernando Diaz (41)	Vice President: Old RMR (2); RHR (2); RFR (2); RDR (2); RCR (2); and New RMR (0)	Vice President of RMR Advisors—2007 to present; Portfolio Manager of Old RMR, RHR, RFR, RDR and RCR—2007 to present; Portfolio Manager of New RMR—inception to present; Vice President and Portfolio Manager of RMR Real Estate Securities Fund*—inception to 2009; Senior REIT Analyst and Assistant Portfolio Manager, GID Securities, LLC—2006 to 2007; Senior REIT Analyst and Assistant Portfolio Manager, State Street Global Advisors/The Tuckerman Group—2001 to 2006.	9
William J. Sheehan (64)	Chief Compliance Officer and Director of Internal Audit: Old RMR (5); RHR (5); RFR (5); RDR (4); RCR (2); and New RMR (0)	Chief Compliance Officer of the Advisor—2004 to present; Director of Internal Audit of HRPT Properties Trust, Hospitality Properties Trust, Senior Housing Properties Trust and Five Star Quality Care, Inc.—2003 to present; Director of Internal Audit of TravelCenters of America LLC—2007 to present; Director of Internal Audit and Chief Compliance Officer of Affiliates Insurance Company—2008 to present; Chief Compliance Officer and Director of Internal Audit of RMR Real Estate Securities Fund*—inception to 2009.	9

*
RMR Real Estate Securities Fund (a series of RMR Funds Series Trust) was liquidated on February 6, 2009 and has an application pending with the SEC for deregistration as an investment company. RMR Real Estate Securities Fund is not included in the number of funds comprising the RMR Funds Fund Complex.

†
Adam D. Portnoy is the son of Barry M. Portnoy, a Trustee of each Fund.

26

Trustee Beneficial Ownership of Securities

        The following table sets forth, for each Trustee, the aggregate dollar range of each Fund's equity securities beneficially owned and equity securities in the same family of investment companies overseen by each Fund Trustee beneficially owned as of January 23, 2009 unless otherwise noted. The information as to beneficial ownership is based on statements furnished to the Funds by such Trustees.

Name	Dollar range of equity securities in New RMR(1)	Dollar range of equity securities in Old RMR	Dollar range of equity securities in RHR	Dollar range of equity securities in RFR	Dollar range of equity securities in RDR	Dollar range of equity securities in RCR	Aggregate dollar range of equity securities in all of the funds overseen by the Trustees in family of investment companies(2)
Interested Trustees
Barry M. Portnoy	$50,001 –	Over	Over	Over	$50,001 –	$50,001 –	Over
	$100,000(3)	$100,000	$100,000	$100,000	$100,000	$100,000	$100,000
Adam D. Portnoy	$50,001 –						Over
	$100,000(4)	N/A	N/A	N/A	N/A	N/A	$100,000
Gerard M. Martin		Over	Over	Over	$50,001 –		Over
	N/A	$100,000	$100,000	$100,000	$100,000	None	$100,000
Disinterested Trustees
John L. Harrington		$10,001—					$10,001 –
	None	$50,000	None	None	None	None	$50,000
Jeffrey P. Somers(5)	None	None	None	None	None	None	None
Arthur G. Koumantzelis		$1 –	$1 –	$1 –	$1 –		$1 –
	None	$10,000	$10,000	$10,000	$10,000	None	$10,000

(1)
As of the date of this SAI.

(2)
Includes, if applicable to the individual Trustee, equity securities of RMR Asia Pacific Real Estate Fund, RMR Asia Real Estate Fund, New RMR Asia Pacific Real Estate Fund (owned as of the date of this SAI) and RMR Real Estate Securities Fund. RMR Real Estate Securities Fund was liquidated on February 6, 2009 and has an application pending with the SEC for deregistration as an investment company.

(3)
5,000 common shares of New RMR are held by virtue of Mr. Portnoy's ownership of the Advisor, who, as of the date of this SAI, is New RMR's sole shareholder.

(4)
5,000 common shares of New RMR are held by virtue of Mr. Portnoy's ownership of the Advisor, who, as of the date of this SAI, is New RMR's sole shareholder. These and certain other securities included in this table are owned by the Advisor and may be deemed to be beneficially owned by Mr. Adam Portnoy. Mr. Adam Portnoy disclaims beneficial ownership of securities owned by the Advisor, except to the extent he may have a pecuniary interest therein.

(5)
As of February 3, 2009, the date on which Mr. Somers became a Trustee of the Funds.

        The Advisor is an affiliate of Reit Management, a company principally engaged in providing management services to public companies which own or operate real estate. The following table sets

27

forth for each disinterested Trustee of the Funds information regarding securities beneficially owned by them of those companies that Reit Management provides management services to.

Name	Company	Title of Class	Value of Securities		Percent of Class
John L. Harrington	Hospitality Properties Trust	Common	$157,271	†	*
John L. Harrington	Senior Housing Properties Trust	Common	$170,240	†	*
John L. Harrington	Five Star Quality Care, Inc.	Common	$3,290	†	*
John L. Harrington	TravelCenters of America LLC	Common	$1,685	†	*
Arthur G. Koumantzelis	HRPT Properties Trust	Common	$15,836	†	*
Arthur G. Koumantzelis	Hospitality Properties Trust	Common	$83,480	†	*
Arthur G. Koumantzelis	Senior Housing Properties Trust	Common	$39,393	†	*
Arthur G. Koumantzelis	Five Star Quality Care, Inc.	Common	$35,918	†	*
Arthur G. Koumantzelis	TravelCenters of America LLC	Common	$16,947	†	*
Jeffrey P. Somers	Senior Housing Properties Trust	Common	$28,460	††	*

†
As of December 31, 2008.

††
As of February 24, 2009, the date on which Mr. Somers acquired shares of Senior Housing Properties Trust.

*
Less than 1%.

Codes of Ethics

        The Funds and the Advisor have adopted codes of ethics in compliance with Rule 17j-1 under the 1940 Act. These codes, among other things, restrict management personnel investments in certain securities and offerings, including investments in initial public offerings and in private placements. Generally, these restrictions prohibit management personnel and Trustees from purchasing or selling any security if they knew or reasonably should have known at the time of the transaction that, within the most recent 15 days, a Fund had been considering for purchase or sale, or is purchasing or selling such security. Restricted investments generally require pre-approval by an officer, committee or a Fund's Board as deemed appropriate by the Board. Text only versions of these codes of ethics can be viewed online or downloaded from the EDGAR database on the SEC's internet web site at http://www.sec.gov. You may also review and copy these documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. In addition, copies of the codes of ethics may be obtained by forwarding a written request, together with the appropriate duplicating fee, to the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, or by e-mail request at publicinfo@sec.gov. The Funds also maintain copies of their codes of ethics on their website, www.rmrfunds.com.

Proxy Voting Policies

        Each Fund has adopted policies and procedures for voting proxies solicited by issuers whose securities are held by each Fund. Each Fund's policies and procedures are implemented by the Advisor. The vote with respect to most routine issues presented in proxy statements is expected to be cast in accordance with the position of the issuer's management, unless it is determined by the Advisor or the Board of a Fund that supporting management's position would adversely affect the investment merits of owning the issuer's security. However, each issue will be considered on its own merits, and a position of management found not to be in the best interests of a Fund's shareholders will not be supported.

        Proxies solicited by issuers whose securities are held by a Fund will be voted solely in the interests of the shareholders of that Fund. Any conflict of interest will be resolved in the way that will most benefit a Fund and its shareholders. The Advisor shall not vote proxies for a Fund until it has

28

determined that a conflict of interest does not exist, is not material or a method of resolving such conflict of interest has been agreed upon by the Fund's Board. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Board and the Advisor will follow the instructions of the Board.

        Information regarding how the Advisor voted the proxies received by each Fund during the 12-month period ended June 30, 2008 is available (i) without charge, on request, by calling the Fund at (866) 790-8165, or (ii) by visiting the SEC's website at http://www.sec.gov and accessing each Fund's Form N-PX.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory Agreement

        RMR Advisors, Inc., located at 400 Centre Street, Newton, Massachusetts 02458, serves as the investment adviser and administrator for each Fund. The Advisor was founded in 2002 and is owned by Barry M. Portnoy and Adam D. Portnoy. State Street Bank and Trust Company ("State Street"), located at Two Avenue de Lafayette, Boston, Massachusetts 02111, is each Fund's sub-administrator. For more information regarding administrative services, see "Administrative Services" below.

        The Advisor is an affiliate of Reit Management, a company principally engaged in providing management services to public companies which own or operate real estate. Together, as of December 31, 2008, the entities managed by the Advisor and Reit Management have a total market capitalization of approximately $12 billion.

        As more fully described in the Joint Proxy Statement/Prospectus, under the terms of the Funds' investment advisory agreements with the Advisor, the Advisor provides each Fund with an investment program, makes investment decisions for each Fund and manages each Fund's business affairs in accordance with that Fund's investment objectives and policies, subject to the general supervision of that Fund's Board. The Advisor also provides persons satisfactory to each Board to serve as the Fund's officers. The investment advisory agreements for each Fund continue from year to year, but only so long as such continuation is approved in the manner prescribed by the 1940 Act. Generally, a Fund's investment advisory agreement may be terminated by a majority of that Fund's Trustees or by a proper vote of that Fund's shareholders, at any time upon sixty days' notice and payment of compensation earned prior to such termination. The advisory agreement of each Fund terminates automatically on its assignment (as that term is defined in the 1940 Act).

        The investment advisory agreements between the Advisor and each of Old RMR, RHR, RFR, RDR, RCR and New RMR were initially approved by the shareholders of such Funds in 2003, 2004, 2004, 2005, 2007 and 2009, respectively. On September 17, 2008, the Trustees of each Acquired Fund approved the continuation of their respective investment advisory agreement with the Advisor and the continuation of each Fund's respective administration agreement with the Advisor. On January 28, 2009, the Trustees of New RMR approved the investment advisory agreement between the Advisor and New RMR. Each Fund's, other than RCR's, investment advisory agreement calls for management fees to be paid to the Advisor equal to an annual percentage of each Fund's average managed assets of 0.85%. RCR's investment advisory agreement calls for management fees to be paid to the Advisor equal to an annual percentage of RCR's average managed assets of 1.00%. As of December 31, 2008, the managed assets of Old RMR, RHR, RFR, RDR and RCR were approximately $36.6 million, $10.4 million, $4.2 million, $10.2 million and $3.9 million, respectively. A Fund's managed assets are equal to the net asset value attributable to that Fund's common shares plus the liquidation preference of that Fund's preferred shares and the principal amount of that Fund's borrowings outstanding, if any. For the first five years following the closing of each of Old RMR's, RHR's and RFR's first public offering of common shares, the Advisor has contractually agreed to waive management fees equal to an annual percentage of 0.25% of average managed assets of each respective Fund. For the first five years following the closing of RDR's first public offering of common shares, the Advisor has contractually

29

agreed to waive management fees equal to an annual percentage of 0.55% of average managed assets of RDR. Old RMR's contractual fee waiver expired on December 18, 2008. RHR's, RFR's and RDR's contractual fee waivers are each scheduled to expire on April 27, 2009, November 22, 2009 and May 24, 2010, respectively. RCR does not have a contractual fee waiver with the Advisor. Since New RMR's investment advisory agreement with the Advisor contains the same terms and conditions as Old RMR's, and since Old RMR's contractual fee waiver expired on December 18, 2008, New RMR's investment advisory agreement with the Advisor does not contain any contractual fee waiver. Neither the Advisor nor any of its affiliated companies receive compensation from any of the Funds other than pursuant to the advisory fees described herein and each Fund's administration agreement (described below). A discussion regarding the basis for the Boards of Old RMR, RHR, RFR, RDR and RCR approving the continuance of each respective Fund's investment advisory agreement is available in each respective Fund's annual report to its shareholders for the year ended December 31, 2008, which was filed with the SEC on Form N-CSR on February 25, 2009. A discussion regarding the basis for the approval of the investment advisory agreement between New RMR and the Advisor by New RMR's Board will be made available in New RMR's semi-annual report to shareholders for the period ending June 30, 2009.

        Following each Reorganization, the Advisor will continue to provide investment advisory services to New RMR pursuant to the terms and conditions of the existing investment advisory agreement between New RMR and the Advisor, including management fees. The terms of the existing investment advisory agreement between New RMR and RMR Advisors, Inc. are substantively the same as the terms of the existing investment advisory agreement between Old RMR and RMR Advisors, Inc. Since Old RMR's contractual fee waiver expired on December 18, 2008, the investment advisory agreement between New RMR and the Advisor does not contain a contractual fee waiver. Additionally, RHR's fee waiver will expire prior to the anticipated closing date of RHR's Reorganization with New RMR. As described more fully in the Joint Proxy Statement/Prospectus, in order to compensate RFR and RDR shareholders for the elimination of each Fund's fee waiver, which will result from the consummation of the respective Reorganizations of RFR and RDR with New RMR, the Advisor has agreed to make a one time compensatory cash payment to each of RFR and RDR immediately prior to the consummation of the Reorganization of RFR with New RMR and RDR and with New RMR, respectively.

        Each Fund paid advisory fees to the Advisor, net of contractual waivers, if applicable, as set forth in the following table:

FUND	YEAR ENDED DECEMBER 31, 2006	YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2008
Old RMR(1)	$1,020,642	$1,028,910		$725,818
RHR(2)	$524,473	$513,427		$356,297
RFR(3)	$325,331	$308,006		$172,532
RDR(4)	$208,776	$190,255		$121,792
RCR(5)	N/A	$7,853	(6)	$269,300

(1)
Old RMR's contractual fee waiver amounted to $425,268 for the year ended December 31, 2006, $428,713 for the year ended December 31, 2007 and $293,163 for the year ended December 31, 2008. Old RMR's fee waiver expired on December 18, 2008.

(2)
RHR's contractual fee waiver amounted to $218,530 for the year ended December 31, 2006, $213,928 for the year ended December 31, 2007 and $148,457 for the year ended December 31, 2008.

(3)
RFR's contractual fee waiver amounted to $135,553 for the year ended December 31, 2006, $128,336 for the year ended December 31, 2007 and $71,889 for the year ended December 31, 2008.

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(4)
RDR's contractual fee waiver amounted to $382,756 for the year ended December 31, 2006, $348,801 for the year ended December 31, 2007 and $223,284 for the year ended December 31, 2008.

(5)
RCR does not have a contractual fee waiver.

(6)
For the period December 18, 2007 (the date RCR commenced operations) to December 31, 2007.

        Each Fund's Board, and separately each Fund's disinterested Trustees, authorized (i) reimbursement payments to the Advisor by its Fund for services of a chief compliance officer and internal audit services that totaled $27,852 for each of Old RMR, RHR, RFR, RDR and RCR for 2008; and (ii) the joint participation of the Advisor and the Funds in certain insurance policies, for which payments were made by Old RMR, RHR, RFR, RDR and RCR that totaled $12,855, $11,072, $12,855, $10,809 and $11,615, respectively, during the fiscal year ended December 31, 2008. New RMR was not organized until August 19, 2008. New RMR will acquire substantially all of its assets, and issue substantially all of its common shares and preferred shares, in the Reorganizations, and will commence operations after consummation of the first Reorganization.

Administrative Services

        In addition to the investment advisory agreements described in the Joint Proxy Statement/Prospectus and above, each Fund has entered into an administration agreement with the Advisor (each an "Administration Agreement"). Pursuant to the Administration Agreements, the Advisor performs administrative and accounting functions for each Fund, including: (i) providing office space, telephones, office equipment and supplies; (ii) authorizing expenditures and approving bills for payment on each Fund's behalf; (iii) supervising preparation of the periodic updating of each Fund's registration statement, including the prospectus and SAI of each Fund, for the purpose of filings with the SEC and state securities regulators and monitoring and maintaining the effectiveness of such filings, as appropriate; (iv) preparing periodic reports for each Fund for filing with the SEC and distributing to each Fund's shareholders, as applicable, and preparing other forms filed with the SEC, notices of dividends, capital gains distributions and tax credits and attending to routine correspondence and other communications with shareholders; (v) supervising the daily pricing of each Fund's investment portfolio and the publication of the net asset value of each Fund's shares, earnings reports and other financial data; (vi) monitoring relationships with organizations providing services to each Fund, including each Fund's attorneys, accountants, custodian, transfer agents and printers; (vii) supervising compliance by each Fund with record keeping requirements under the 1940 Act and the regulations thereunder; (viii) maintaining books and records for each Fund (or causing their maintenance by the custodian and transfer agent); (ix) preparing and filing of tax reports; and (x) monitoring each Fund's compliance with the Internal Revenue Code of 1986, as amended (the "Code"). The Advisor also provides each Fund with such personnel as the Fund may from time to time request for the performance of clerical, accounting and other office services described above, as well as coordinating matters with the sub-administrator, transfer agent, custodian and dividend reinvestment plan agent of each Fund. The personnel rendering these services may be employees of the Advisor or its affiliates and may act as officers of a Fund.

        Pursuant to each Administration Agreement, and with the approval of each Fund's Board, the Advisor has chosen State Street as sub-administrator for each Fund. Under each sub-administration agreement, State Street is responsible for performing most of the foregoing administrative functions, including: (i) determining each Fund's net asset value and preparing these figures for publication; (ii) maintaining certain books and records of each Fund that are not maintained by the Advisor, custodian or transfer agent; (iii) preparing financial information for each Fund's income tax returns, proxy statements, shareholders reports and SEC filings; and (iv) responding to some shareholder inquiries.

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        For reviewing the work performed by State Street and for performing administrative services not provided by State Street, no Fund pays the Advisor any fee in addition to advisory fees it pays to the Advisor. Instead, under each Fund's Administration Agreement, each Fund reimburses the Advisor for the costs of these services, including the monthly fees paid to State Street which are described in the Joint Proxy Statement/Prospectus, and a reasonable allocation of the costs of goods and services provided by the Advisor and its affiliates to each Fund and to third parties.

        To date, amounts paid or payable to the Advisor under the Administration Agreements have been limited to reimbursement of the fees charged to the Advisor for each Fund by State Street that totaled $115,153, $114,758, $114,758 and $114,750 for Old RMR, RHR, RFR and RDR, respectively, in 2006; $109,271, $108,000, $108,000, $108,007 and $7,500 for Old RMR, RHR, RFR, RDR and RCR, respectively, in 2007; and $95,000 for each of Old RMR, RHR, RFR, RDR and RCR in 2008.

Custodian

        Portfolio securities of each Fund are held pursuant to a custodian agreement between each Fund and State Street. Under each custodian agreement, State Street performs custody, portfolio, foreign custody manager and fund accounting services.

Independent Registered Public Accounting Firm

        Ernst & Young LLP, with its principal place of business located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as each Fund's independent registered public accounting firm. Ernst & Young LLP provides to each Fund audit services, audit related services for the issuance of agreed upon procedure reports to rating agencies, and tax services, including reviewing tax reporting and tax compliance procedures, and it consults with each Fund in connection with the review of each Fund's SEC filings.

PORTFOLIO MANAGERS

Portfolio Managers and Other Accounts Managed

        The portfolio managers of each Fund are Fernando Diaz, Adam D. Portnoy and Barry M. Portnoy. The portfolio managers generally function as a team. Generally, Mr. Barry Portnoy provides strategic guidance to the team, while Messrs. Fernando Diaz and Adam Portnoy are in charge of substantially all of the day to day operations, research and trading functions. The portfolio managers together manage the Funds, all of which are registered investment companies that have an aggregate of $46 million of managed assets as of February 28, 2009. Each Fund pays an advisory fee to the Advisor solely on the basis of its assets under management. As of February 28, 2009, the portfolio managers managed no other accounts.

        Potential Conflicts of Interest.    Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities for more than one fund. For example, a portfolio manager may identify a limited investment opportunity that may be appropriate for a Fund as well as for other funds he manages. A conflict of interest also might arise when a portfolio manager has a larger personal investment in one fund he manages than in another he manages. A portfolio manager may purchase a particular security for one or more funds while selling the security for one or more other funds and this could have a detrimental effect on the price or volume of the securities purchased or sold by a Fund. A portfolio manager might devote unequal time and attention to the funds he manages or his other business responsibilities. Additionally, a portfolio manager might have a conflict of interest with respect to the brokers selected to execute portfolio transactions for the funds he manages since the Advisor may select brokers that furnish the Advisor or its affiliates or personnel, directly or through third-party or correspondent relationships, with research or brokerage services which provide, in the Advisor's view, appropriate assistance to the Advisor in the investment decision-making or trade execution processes. See "Portfolio Transactions and Brokerage", below. The Advisor believes that the

32

risk of a material conflict of interest developing out of the personal and professional activities of the portfolio managers of the Funds is limited because: (i) the Funds and the other funds managed by the portfolio managers are generally managed in a similar fashion; (ii) the Advisor has adopted policies requiring the equitable allocation of trade orders for a particular security among participating Funds and the other funds managed by the portfolio managers; and (iii) the advisory fee and portfolio managers' compensation are not affected by the amount of time required to manage each Fund and the other funds managed by the portfolio managers'. As a result, the Advisor does not believe that any of these potential sources of conflicts of interest will affect the portfolio managers' professional judgment in managing the Funds.

Structure of Compensation

        Messrs. Barry Portnoy and Adam Portnoy are the owners of the Advisor and, to date, have not received a salary or other compensation from the Advisor except to the extent of their distributions from the Advisor and their interest in the Advisor's profits, if any.

        The other portfolio manager, Mr. Diaz, is paid based upon the discretion of the Advisor's board of directors. The Advisor's board of directors consists of Messrs. Barry Portnoy, Gerard Martin and Adam Portnoy. Mr. Diaz's compensation includes a base salary, an annual cash bonus and the opportunity to participate in other employee benefit plans available to all of the employees of the Advisor. Mr. Diaz's level of compensation is not based upon a formula with reference to any Fund's performance or the value of any Fund's assets; however these factors, among others, may be considered by individual directors of the Advisor. Other factors which may be considered in setting the compensation of the portfolio manager are his historical levels of compensation and levels of compensation paid for similar services or to persons with similar responsibilities in the market generally and in the geographic area where the Advisor is located. Mr. Diaz devotes a substantial majority of his business time to providing services as a portfolio manager or officer of the Advisor, the Funds and RMR Real Estate Securities Fund, all of which are funds managed by the Advisor. Messrs. Barry Portnoy and Adam Portnoy also receive compensation for their services to affiliates of the Advisor.

Ownership of Securities

        The following table sets forth, for each portfolio manager, the aggregate dollar range of each Fund's equity securities beneficially owned as of January 23, 2009 unless otherwise noted.

Name of Portfolio Manager	Dollar range of equity securities in New RMR(1)	Dollar range of equity securities in Old RMR	Dollar range of equity securities in RHR	Dollar range of equity securities in RFR	Dollar range of equity securities in RDR	Dollar range of equity securities in RCR
Fernando Diaz	None	None	None	None	None	None
Adam D. Portnoy(2)	$50,001 –	$10,001 –	$10,001 –	$1 –	$10,001 –	$10,001 –
	$100,000	$50,000	$50,000	$10,000	$50,000	$50,000
Barry M. Portnoy(3)	$50,001 –	$100,001 –	$500,001 –	$100,001 –	$50,001 –	$50,001 –
	$100,000	$500,000	$1,000,000	$500,000	$100,000	$100,000

(1)
As of the date of this SAI.

(2)
5,000 common shares of New RMR are held indirectly by virtue of Mr. Adam D. Portnoy's ownership of the Advisor, which, as of the date of this SAI, is New RMR's sole shareholder. These and certain other securities included in this table are owned by the Advisor and may be deemed to be beneficially owned by Mr. Adam Portnoy. Mr. Adam Portnoy disclaims beneficial ownership of securities owned by the Advisor, except to the extent he may have a pecuniary interest therein.

(3)
5,000 common shares of New RMR are held indirectly by virtue of Mr. Barry M. Portnoy's ownership of the Advisor, who, as of the date of this SAI, is New RMR's sole shareholder. Certain other securities listed in this table are also held by virtue of Mr. Barry Portnoy's ownership of the Advisor.

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 PORTFOLIO TRANSACTIONS AND BROKERAGE

        Subject to the supervision of each Fund's Board, decisions to buy and sell securities for a Fund, and negotiation of the brokerage commissions which a Fund pays are made by the Advisor. Transactions on U.S. stock exchanges involve a Fund's payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over the counter market but the price a Fund pays usually includes an undisclosed dealer commission or mark up. In certain instances, a Fund may make purchases of underwritten issues at prices which include underwriting fees.

        Subject to the supervision of each Fund's Board, the Advisor is authorized to employ such securities dealers and brokers for the purchase and sale of Fund assets and to select the brokerage commission rates at which such transactions are effected. In selecting brokers or dealers to execute transactions for its clients, the Advisor seeks the best execution available (which may or may not result in paying the lowest available brokerage commission or lowest spread). In so doing, the Advisor considers all factors it believes are relevant to obtaining best execution, including such factors as: the next price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; and the value of the expected contribution of the broker and the quality of research it provides.

        The Advisor may select brokers that furnish the Advisor or its affiliates or personnel, directly or through third-party or correspondent relationships, with research or brokerage services which provide, in the Advisor's view, appropriate assistance to the Advisor in the investment decision-making or trade execution processes. Such research or brokerage services may include, without limitation and to the extent permitted by applicable law: research reports on companies, industries and securities; economic and financial data; financial publications; and broker sponsored industry conferences. Research or brokerage services obtained in this manner may be used in servicing any or all of the Advisor's clients. Such products and services may disproportionately benefit other client accounts relative to a Fund's account based on the amount of brokerage commissions paid by a Fund and such other client accounts. To the extent that the Advisor uses commission dollars to obtain research or brokerage services, it will not have to pay for those products and services itself. The Advisor may endeavor, subject to best execution, to execute trades through brokers who, pursuant to such arrangements, provide research or brokerage services in order to ensure the continued receipt of research or brokerage services the Advisor believes are useful in its decision-making or trade execution processes.

        The Advisor may pay, or be deemed to have paid, commission rates higher than it could have otherwise paid in order to obtain research or brokerage services. Such higher commissions would be paid in accordance with Section 28(e) of the Securities Exchange Act of 1934, which requires the Advisor to determine in good faith that the commission paid is reasonable in relation to the value of the research or brokerage services provided. The Advisor believes that using commission dollars to obtain the type of research or brokerage services mentioned above enhances its investment research and trading processes, thereby increasing the prospect for higher investment returns.

        Investment decisions for the Funds and any other entities which are or may become investment advisory clients of the Advisor are made independently of one another with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Funds). Some securities considered for investment by a Fund may also be appropriate for other Funds and other clients served by the Advisor. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of the other Funds or clients served by the Advisor is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Advisor. The Advisor may aggregate orders for a Fund with simultaneous transactions entered into on behalf of other Funds or its other clients.

34

When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the clients involved. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. Although in some cases these arrangements may have a detrimental effect on the price or volume of the securities as to a Fund, in other cases it is believed that a Fund's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of each of the Funds' Trustees that the desirability of the Funds having advisory arrangements with the Advisor outweighs any disadvantages that may result from contemporaneous transactions.

        Since the fiscal year ended December 31, 2006 through the fiscal year ended December 31, 2008, Old RMR, RHR, RFR, RDR and RCR each paid, respectively, $182,769, $102,498, $97,640, $26,716 and $42,129 in total brokerage commissions, some of which were paid to affiliated broker dealers as described below. New RMR will not commence operations until after the first Reorganization is consummated and, as such, has not paid any amounts in brokerage commissions.

        Wachovia Corporation ("Wachovia") previously held over 5% of the outstanding common shares of RCR. Wachovia first reported this ownership in a Form 13G filing with the SEC on August 11, 2008. On December 9, 2008, Wachovia reported that its ownership was below 5% of the outstanding common shares of RCR in a Form 13G filing with the SEC. As a result of this previous ownership interest in RCR, Wachovia Securities, Inc. ("Wachovia Securities"), an affiliate of Wachovia, used to be an "affiliated broker" of the Funds. During the period in which Wachovia Securities was an affiliated broker, the Acquired Funds used Wachovia Securities as a broker for executing trades in the normal course of business subject to the Funds' procedures relating to brokerage transactions with affiliates. For the fiscal year December 31, 2008, the following chart shows (i) the aggregate brokerage commissions paid to Wachovia by the Acquired Funds, (ii) the percentage of aggregate brokerage commissions paid to Wachovia by the Acquired Funds and (iii) the percentage of the aggregate dollar amount of transactions involving the payment of commissions effected through Wachovia for the Acquired Funds. The Acquired Funds did not pay any brokerage commissions to affiliated brokers in any fiscal years prior to the fiscal year ended December 31, 2008.

Acquired Fund	Aggregate Brokerage Commissions Paid to Wachovia	Percentage of Aggregate Brokerage Commissions Paid to Wachovia	Percentage of Acquired Fund's Aggregate Dollar Amount of Transactions Involving Payment of Commissions Effected Through Wachovia
Old RMR	$1,842	3.6%	3.3%
RHR	$261	0.7%	0.9%
RFR	$2,376	8.8%	6.0%
RDR	$61	0.3%	0.9%
RCR	$5,885	4.9%	5.4%

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        Each Fund has not acquired during its most recent fiscal year securities of its regular brokers or dealers, as defined in Rule 10b- 1 under the 1940 Act, except as set forth below:

Fund	Broker or Dealer	Holdings of Securities of such Regular Broker or Dealer (as of December 31, 2008)
New RMR	None	None
Old RMR	None	None
RHR	None	None
RFR	Bank of America Corp.	$0
	KeyCorp.	$0
	Citigroup	$0
	JP Morgan Chase	$0
	Deutsche Bank	$0
	Wachovia Bank	$0
RDR	None	None
RCR	None	None

PRIVACY POLICY

        The Funds are committed to maintaining your privacy and to safeguarding your nonpublic personal information. The Funds do not receive any nonpublic personal information relating to you if you purchase shares through an intermediary that acts as the record owner of a Fund's shares. If you are the record owner of a Fund's shares, we may receive nonpublic personal information on your account documents or other forms and also have access to specific information regarding your Fund share transactions, either directly or through our transfer agent. The Funds do not disclose any nonpublic personal information about you or any former shareholders to anyone, except as permitted or required by law or as is necessary to service your account. The Funds restrict access to nonpublic personal information about you to the Advisor, the Advisor's employees and other service providers with a legitimate business need for the information.

U.S. FEDERAL INCOME TAX MATTERS

        Set forth below is a discussion of the material U.S. federal income tax aspects concerning each Fund and the purchase, ownership and disposition of common shares and preferred shares of each Fund. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to Fund shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes that you are a U.S. person and hold your shares as a capital asset. This discussion is based on present provisions of the Code, related regulations and existing judicial decisions and administrative pronouncements, all of which are subject to change or differing interpretations, possibly with retroactive effect. Prospective investors should consult their own tax advisers with regard to the U.S. federal income tax consequences of the purchase, ownership or disposition of common shares and preferred shares of each Fund, as well as tax consequences arising under the laws of any state, locality, foreign country or other taxing jurisdiction.

Taxation of the Funds

        Each Fund has elected and qualified and intends to continue to qualify each year to be treated as a regulated investment company ("RIC") under the Code, although the Funds cannot give complete assurance that they will so qualify. To qualify for this treatment, a Fund must generally, among other things: (i) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of securities or

36

foreign currencies, or other income (including gains from options, futures or forward contracts) derived from its investing in securities or those currencies; (ii) timely distribute with respect to each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short term capital gain and net gains from certain foreign currency transactions, if any, and determined without regard to any deduction for dividends paid) for that year; and (iii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities limited in respect of any one issuer to a value not greater than 5% of the value of that Fund's total assets and to not more than 10% of the issuer's outstanding voting securities, and (b) not more than 25% of the value of that Fund's total assets is invested in the securities (other than those of the U.S. Government or other RICs) of any one issuer, or of two or more issuers that they control (defined as owning 20% or more of the total combined voting power of all classes of stock entitled to vote) and are engaged in the same, similar or related trades or businesses.

        If each Fund qualifies for treatment as a RIC, they generally will not be subject to U.S. federal income tax on income and gains they timely distribute to their shareholders (including capital gain dividends, as discussed below). If any Fund fails to qualify for treatment as a RIC for any taxable year, it would be taxed at regular corporate rates on the full amount of it's taxable income for that year without being able to deduct the distributions it makes to its shareholders and its shareholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long term capital gain over net short term capital loss), as dividends to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

        Generally, each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income. Generally, each Fund also will annually (i) distribute its net capital gain or (ii) retain all or a portion of its net capital gain for investment. If a Fund retains any investment company taxable income or any net capital gain, they will be subject to tax at regular corporate rates on the retained amount.

        To the extent any Fund fails to distribute in a calendar year at least an amount equal to the sum of (1) 98% of its ordinary income for that year plus (2) 98% of its net capital gains for the one year period ending October 31 of that year, plus 100% of any retained amount of either of its ordinary income or net capital gains from the prior year, the Fund will be subject to a nondeductible 4% excise tax. For these purposes, the Fund will be treated as having distributed any amount with respect to which it pays income tax. A distribution a Fund pays to shareholders in January of any year generally will be deemed to have been paid on December 31 of the preceding year if the distribution is declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Funds generally intend to make distributions sufficient to avoid imposition of material excise tax.

        If at any time when preferred shares of a Fund are outstanding such Fund fails to meet the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage (each as defined in the Joint Proxy Statement/Prospectus), that Fund will be required to suspend distributions to holders of its common shares until such maintenance amount or asset coverage, as the case may be, is restored. Such a suspension may prevent that Fund from satisfying the RIC distribution requirement and may therefore jeopardize its qualification as a RIC or cause it to incur an income tax or excise tax liability, or both. If that Fund does not timely cure its failure to meet such maintenance amount or asset coverage when Fund preferred shares are outstanding, it will be required to redeem Fund preferred shares to maintain or restore such maintenance amount or asset coverage, as the case may be, and such a redemption may allow that Fund to avoid failing to qualify for treatment as a RIC. There can be no assurance, however, that any such redemption would achieve such objective.

37

Taxation of Shareholders

        Distributions.    As long as each Fund qualifies for treatment as a RIC, distributions each Fund makes to its shareholders from its investment company taxable income generally will be taxable to them as ordinary income to the extent of the Fund's earnings and profits. A portion of the Fund's distributions are likely to be classified based upon the character of distributions it receives from real estate investment trusts, e.g., as ordinary income, qualified dividend income, capital gains or return of capital. Each Fund currently expects that a portion of the dividends it distributes to its shareholders will be eligible for the dividends received deduction available to corporations and eligible for the reduced maximum U.S. federal income tax rate on qualified dividend income received by individuals. Distributions of net capital gain that are properly designated as such will be taxable to each shareholder as long term capital gain, regardless of how long the shareholder has held the shares in the Fund. Capital gain dividends that the Funds pay with respect to gains recognized on sales or exchanges of capital assets through December 31, 2010, as well as any dividends that the Funds pay with respect to qualified dividend income received by a Fund through December 31, 2010, will generally be subject to a maximum U.S. federal income tax rate of 15%. Thereafter, the Fund's dividends, other than capital gains dividends, will be fully taxable at ordinary income rates unless further Congressional action is taken. There can be no assurance as to what portion of the Fund's distributions will qualify for favorable treatment as qualified dividend income.

        If a portion of a Fund's income consists of qualifying dividends paid by U.S. corporations, a portion of the dividends paid by the Fund to corporate shareholders, if properly designated, may be eligible for the dividends received deduction. However, dividends a corporate shareholder receives and deducts pursuant to the dividends received deduction are subject indirectly to the U.S. federal alternative minimum tax.

        For taxable years beginning on or before December 31, 2010, individuals will be taxed at the rates applicable to long-terms capital gains on distributions of investment income that qualifies to be designated by a Fund as derived from qualified dividend income, provided holding period and other requirements are met by the shareholder. Specifically, a dividend paid by a Fund to a shareholder will not be treated as qualified dividend income of the shareholder (i) if the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (iii) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

        Because each Fund may earn income that is not qualified dividend income, such as interest, payments in lieu of dividends on securities a Fund may lend, non-qualifying dividends (including a portion of distributions from real estate investment trusts or other pass through entities), and net short-term capital gains, the percentage of a Fund's dividends that will qualify as qualified dividend income or for the dividends received deduction will likely be less than 100%. Each Fund will notify its shareholders annually of the percentage of its dividends that qualify as eligible for treatment as qualified dividend income.

        Distributions on a Fund's shares are generally subject to U.S. federal income tax as described herein, even if they are paid from income or gains a Fund earned before the shareholder's investment (and thus included in the price the shareholder paid).

        If a Fund makes a distribution to you in excess of its current and accumulated earnings and profits, the excess distribution will be treated as a "return of capital" to the extent of your tax basis in your Fund shares and thereafter as capital gain. A return of capital is not taxable, but it will reduce

38

your tax basis in your Fund shares, and therefore reduce any loss or increase any gain on a subsequent taxable disposition by you of your Fund shares.

        Each Fund may designate all or a portion of any retained net capital gains as undistributed capital gains in a notice to you, and if they do so, you will (i) be required to include in your U.S. federal taxable income, as long term capital gain, your share of the retained amount and (ii) be entitled to credit your proportionate share of the tax the Fund paid on the retained amount against your U.S. federal income tax liability, if any, and to claim a refund to the extent the credit exceeds that liability. For U.S. federal income tax purposes, the tax basis in your shares would be increased by the difference between the retained capital gains included in your gross income and the tax credit claimed by you under clause (ii) of the preceding sentence.

        Although each Fund does not anticipate that the amount of their distributions to their common shareholders will impact their distributions to their preferred shareholders, distributions to a Fund's preferred shareholders are on a priority though limited basis and therefore may impact the amount available for distribution to each Funds' common shareholders; the amount of the Funds' distributions and their distributions policies are subject to periodic review and change by each Fund's Board based upon each Fund's performance, their expected performance and other factors considered from time to time. The Internal Revenue Service currently requires that a RIC that has two or more classes of shares allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid out of earnings or profits to each class for the tax year. Accordingly, each Fund intends each year to allocate capital gain dividends between its common shares and preferred shares in proportion to the total dividends paid out of earnings or profits to each class with respect to such tax year. Dividends qualifying and not qualifying for the dividends received deduction will similarly be allocated between and among these classes. Distributions in excess of a Fund's current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the common shares and preferred shares. Since a Fund's current and accumulated earnings and profits will first be used to pay distributions on the preferred shares of a Fund, distributions in excess of such earnings and profits, if any, will be made disproportionately to common shareholders.

        Each Fund will notify shareholders annually as to the U.S. federal tax status of such Fund's distributions to them.

        Sale or Redemption of Shares.    Your sale or other disposition of Fund shares may give rise to a taxable gain or loss equal to the difference between the amount realized and your adjusted basis in those shares. In general, any gain or loss realized on a taxable disposition of shares will be treated as long term capital gain or loss if the shares have been held for more than 12 months. Such gain is generally taxable to individuals at a maximum rate of 15% through December 31, 2010. However, if you sell shares at a loss within six months of their purchase, that loss will be treated as long term, rather than short term, to the extent of any capital gain dividends you received (or your share of any retained capital gains designated) with respect to the shares. All or a portion of any loss realized on a taxable disposition of Fund preferred shares will be disallowed to the extent other preferred shares of that Fund are purchased within 30 days before or after the disposition. In that case, the basis in the newly purchased shares will be adjusted to reflect the disallowed loss.

        From time to time a Fund may make a tender offer for some of its shares. A tender of shares pursuant to such an offer would be a taxable event. If a Fund decides to make a tender offer, the tax consequences thereof will be disclosed in the documents relating to the offer.

        Each Fund may, at its option, redeem its preferred shares in whole or in part and the Fund is generally required to redeem its preferred shares to the extent required to maintain the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage (each as defined in the Joint Proxy Statement/Prospectus). Gain or loss, if any, resulting from such a redemption of

39

Fund preferred shares will be taxed as gain or loss from the sale or exchange of these shares rather than as a dividend but only if the redemption distribution (i) is deemed not to be essentially equivalent to a dividend, (ii) is in complete redemption of the preferred shareholder's interest in the Fund, (iii) is "substantially disproportionate" with respect to the preferred shareholder's interest in the Fund, or (iv) with respect to a non-corporate preferred shareholder, is in partial liquidation of the Fund. For purposes of (i), (ii) and (iii) above, a preferred shareholder's ownership of common shares will be taken into account.

        Backup Withholding.    Each Fund generally is required to withhold and remit to the U.S. Treasury 28% (except as noted below) of all distributions (including capital gain dividends) and redemption or repurchase proceeds otherwise payable to any individual or certain other noncorporate shareholder who fails to properly furnish such Fund with a correct taxpayer identification number. Withholding at the 28% rate also is required from all distributions otherwise payable to a shareholder who fails to certify to the Fund that he or she is not otherwise subject to that withholding (together with the withholding described in the preceding sentence, "backup withholding"). The backup withholding rate will increase to 31% for amounts paid after December 31, 2010, unless Congress enacts legislation providing otherwise. Backup withholding is not an additional tax, and any amounts withheld with respect to a shareholder may be credited against the shareholder's federal income tax liability.

Tax Consequences of Certain Investments

        Certain of the Funds' investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Funds to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. The Funds monitor their transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification as a RIC.

        Securities Issued or Purchased at a Discount.    Each Fund may acquire securities issued with original issue discount, or OID. As a holder of those securities, each Fund must include in gross income the OID that accrues on them during the taxable year, even if such Fund receives no corresponding payment on them during the year. Because each Fund annually must distribute substantially all of its investment company taxable income, including any OID, to satisfy the RIC distribution requirement and avoid imposition of the excise tax as discussed above, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of a Fund's portfolio securities, if necessary. Each Fund may realize capital gains or losses from those sales, which would increase or decrease such Fund's investment company taxable income and/or net capital gain.

        Foreign Securities.    Dividends and interest each Fund receives, and gains each Fund realizes, on its investments in foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on these investments. Tax treaties between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

        Although each Fund has no present intention to do so, each may invest in the stock of passive foreign investment companies ("PFICs"). A PFIC is any foreign corporation (with certain exceptions)

40

that, in general, meets either of the following tests: (i) at least 75% of its gross income for the taxable year is passive or (ii) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if a Fund holds stock of a PFIC, it will be subject to U.S. federal income tax on a portion of any "excess distribution" it receives on the stock or of any gain on its disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if such Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to the Fund to the extent it distributes that income to its shareholders.

        If a Fund invests in a PFIC and elects to treat the PFIC as a qualified electing fund ("QEF"), then in lieu of the Fund's incurring the foregoing tax and interest obligation, it would be required to include in income each year the Fund's pro rata share of the QEF's annual ordinary earnings and net capital gain—which the Fund would likely have to distribute to satisfy the RIC distribution requirement and avoid imposition of the excise tax even if the Fund did not in fact receive those earnings and gain from the QEF. However, the Funds will not be permitted to make a QEF election with respect to an investment in a PFIC, unless the PFIC agrees to provide the Fund with information it needs to comply with its tax filing obligations under the QEF rules. As a result, a QEF election may not be available with respect to an investment in a PFIC.

        A Fund may elect to "mark-to-market" any stock in a PFIC it owns at the end of its taxable year, provided the PFIC stock is "marketable" as defined under the PFIC rules. "Marking-to-market", in this context, means including in ordinary income for each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to this election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value of that PFIC stock as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in the Fund's income for prior taxable years under the election. A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. Each Fund will likely have to distribute annually any ordinary income resulting from marking PFIC stock to market in order to satisfy the RIC distribution requirements and avoid imposition of the excise tax, regardless of whether and to what extent the Funds actually receive cash distributions from the PFIC during that year. An investment in a PFIC may or may not consist of stock that is "marketable", and therefore this election may not be available with respect to an investment in a PFIC.

        Securities with Uncertain Tax Treatment.    Certain securities the Funds may invest in are, or income from these securities is, subject to uncertain U.S. federal income tax treatment or recharacterization by the Internal Revenue Service. If a Fund encounters revised or recharacterized tax treatments, the timing or character of income recognized by the Fund may be affected and may compel portfolio changes that the Fund might not otherwise undertake to ensure compliance with the tax rules applicable to RICs under the Code.

        Certain Real Estate Companies.    Income that a Fund derives from a real estate company classified for U.S. federal income tax purposes as a partnership (and not as a corporation or real estate investment trust) will be treated as qualifying income under the RIC income requirements only to the extent it is attributable to the partnership's income items that would be qualifying income if realized directly by a Fund in the same manner as realized by the partnership. The Funds will restrict their investments in partnerships to maintain our qualification as a RIC.

        Non-U.S. Shareholders.    The following discussion relates to the U.S. taxation of a shareholder who is not a U.S. person (a "non-U.S. shareholder"), and whose income from a Fund or the sale of shares of a Fund is not effectively connected with a U.S. trade or business carried on by the shareholder.

41

        Generally, a Fund's distributions of investment company taxable income, including any dividends designated as qualified dividend income, will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

        In addition, a Fund distribution attributable to the Fund's receipt of a distribution from a REIT, which distribution itself is attributable to the sale or exchange of United States real property interests, will be subject to U.S. withholding when paid to a non-U.S. shareholder. Such a distribution will also give rise to an obligation on the part of the non-U.S. shareholder to file a U.S. federal income tax return.

        However, a Fund's gain from the sale of (i) shares of "domestically controlled" REITs (generally, REITs that are less than 50% owned by foreign persons) or (ii) shares representing, together with any other shares owned by the Fund, 5% or less of a publicly traded class of stock of any corporation (including REITs that are not domestically controlled), will not be considered gain from a U.S. real property interest. The Funds expect that substantially all of their investments in stock potentially treated as a U.S. real property interest will qualify under either or both of these exceptions to the withholding and tax filing rules, but there can be no assurance in this regard.

        Capital gain dividends and any amounts retained by a Fund which are designated as undistributed capital gains will generally not be subject to U.S. federal withholding tax unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this withholding tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would generally be subject to U.S. federal income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the U.S. federal withholding tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, a Fund may be required to backup withhold U.S. federal income tax on distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption.

        Any gain that a non-U.S. shareholder realizes upon the sale or exchange of Fund shares will ordinarily be exempt from U.S. federal income and withholding tax unless (i) in the case of a shareholder who is a nonresident alien individual, the gain is U.S. source income and such non-U.S. shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the non-U.S. shareholder held such shares of a Fund and the five year period ending on the date of the disposition of those shares, the Fund was a U.S. real property holding corporation and the non-U.S. shareholder actually or constructively held more than 5% of the shares of the same class of shares as the shares that were disposed. In the case of clause (ii) of the proceeding sentence, the gain would be taxed in the same manner as for a U.S. shareholder as discussed above, a 10% U.S. federal withholding tax generally would be imposed on the amount realized on the disposition of such shares, and the withheld amounts would be credited against the non-U.S. shareholder's U.S. federal income tax liability on such disposition.

        A corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In the case of the Funds, U.S. real property interests include interests in stock of U.S. real property holding corporations (other than stock of a domestically controlled REIT, holdings of 5% or less in the stock of publicly traded U.S. real property holding corporations and certain participating debt

42

securities. While there can be no assurance in this regard, the Funds do not intend to be U.S. real property holding corporations.

        Certain types of income received by some Funds from real estate investment trusts ("REITs"), real estate mortgage investment conduits, taxable mortgage pools or other investments may cause a Fund to designate some or all of its distributions as "excess inclusion income". Such excess inclusion income may (i) constitute taxable income, as "unrelated business taxable income" ("UBTI") for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities, (ii) as UBTI, cause a charitable remainder trust to lose its tax-exempt status, (iii) not be offset against net operating losses for tax purposes, (iv) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries and (v) cause a Fund to be subject to tax if certain "disqualified organizations" as defined by the Code are Fund shareholders.

        Reportable Transactions.    Penalties will be imposed if (i) an individual recognizes a loss with respect to shares of a Fund of $2 million or more, or (ii) a C corporation recognizes a loss with respect to shares of a Fund of $10 million or more, and such shareholder does not file IRS Form 8886 disclosing this loss. The penalty for failure to properly file Form 8886 and properly disclose these "reportable transactions" is generally $10,000 in the case of individuals, and $50,000 for other shareholders. The Funds believe that shareholders of a RIC such as each Fund are not excepted from these reporting requirements, although future IRS guidance may extend such an exception. The fact that a loss is reportable on Form 8886 does not affect whether such loss is allowable for U.S. federal income tax purposes.

        The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. Persons considering an investment in shares of the Funds should consult their own tax advisers regarding the purchase, ownership and disposition of any of the Fund shares.

 ADDITIONAL INFORMATION

        A Registration Statement on Form N-14, relating to the shares offered hereby, has been filed by New RMR with the SEC. The Joint Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to New RMR and the Acquired Funds, and the New RMR shares offered hereby, reference is made to that Registration Statement. Statements contained in the Joint Proxy Statement/Prospectus and this SAI as to the contents of any contract or other document referred to are only summaries and are not complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC. The Registration Statement is also available on the SEC's website at www.sec.gov.

 FINANCIAL STATEMENTS

        Incorporated herein by reference are:

  (i)
  the audited financial statements of Old RMR for the fiscal year ended December 31, 2008, which are included in Old RMR's annual report on Form N-CSR filed with the SEC on February 25, 2009;

43

  (ii)
  the audited financial statements of RHR for the fiscal year ended December 31, 2008, which are included in RHR's annual report on Form N-CSR filed with the SEC on February 25, 2009;

  (iii)
  the audited financial statements of RFR for the fiscal year ended December 31, 2008, which are included in RFR's annual report on Form N-CSR filed with the SEC on February 25, 2009;

  (iv)
  the audited financial statements of RDR for the fiscal year ended December 31, 2008, which are included in RDR's annual report on Form N-CSR filed with the SEC on February 25, 2009; and

  (v)
  the audited financial statements of RCR for the fiscal year ended December 31, 2008, which are included in RCR's annual report on Form N-CSR filed with the SEC on February 25, 2009.

        Below is a statement of assets and liabilities for New RMR, along with the notes thereto, as of March 25, 2009, that has been independently audited by the independent registered public accounting firm Ernst & Young LLP, as stated in their report which is also reproduced below.

RMR Real Estate Income Fund
Statement of Assets and Liabilities
March 25, 2009

ASSETS
Cash	$100,000
Deferred organization costs	40,000

140,000
LIABILITIES
Payable for organization costs	40,000

NET ASSETS ATTRIBUTABLE TO COMMON SHARES	$100,000

COMPOSITION OF NET ASSETS:
Common shares, $0.001 par value per share; unlimited number of shares authorized; 5,000 shares issued and outstanding	$5
Additional paid-in capital	99,995

$100,000

COMMON SHARES OUTSTANDING ($0.001 par value; unlimited shares authorized)	5,000

NET ASSET VALUE PER COMMON SHARE	$20

See accompanying notes.

44

RMR Real Estate Income Fund

Notes to Financial Statement

March 25, 2009

1. Organization

        RMR Real Estate Income Fund (the "Fund") was organized as a Delaware statutory trust on August 19, 2008, and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed end management investment company. The Fund has had no operations to date, other than matters relating to the Fund's establishment, registration of the Fund's common shares and preferred shares under the Securities Act of 1933, and the sale of a total of 5,000 Fund common shares for $100,000 to RMR Advisors, Inc. (the "Advisor").

        Under the terms of certain Agreements and Plans of Reorganization between the Fund and each of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund and RMR Dividend Capture Fund (collectively, the "Acquired Funds"), the assets of the Acquired Funds will be transferred to, and the liabilities of the Acquired Funds will be assumed by, the Fund in exchange for common shares and preferred shares of the Fund (each a "Reorganization, and collectively, the "Reorganizations"). The aggregate net asset value of the Fund's common shares received by an Acquired Fund in each Reorganization will equal the aggregate net asset value of the Acquired Fund's common shares on the valuation date for its Reorganization, after giving effect to the Acquired Fund's share of the costs of the Reorganizations. The aggregate liquidation preference of the Fund's preferred shares received by an Acquired Fund in its Reorganization will equal the aggregate liquidation preference of the Acquired Fund's preferred shares outstanding immediately prior to the Reorganization. The auction dates, rate period and dividend payment dates of an Acquired Fund's preferred shares and the Fund preferred shares received in the Reorganization in exchange for such Acquired Fund's preferred shares will be the same.

2. Summary of Significant Accounting Policies

        Preparation of this financial statement in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statement and related notes. The actual results could differ from these estimates.

3. Concentration of Risk

        Following the Reorganizations, under normal market conditions, the Fund's investments will be concentrated in income producing common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by real estate companies and real estate investment trusts (REITs). The value of Fund shares may fluctuate more due to economic, legal, cultural or technological developments affecting the United States real estate industry than would the shares of a fund not concentrated in the real estate industry.

4. Advisory and Administration Agreements

        The Fund has an investment advisory agreement with the Advisor to provide the Fund with a continuous investment program, to make day-to-day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, upon consummation of the Reorganizations, the Advisor will be compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets mean total assets of the Fund less liabilities other than the aggregate indebtedness entered into for the purposes of leverage.

45

RMR Real Estate Income Fund

Notes to Financial Statement (Continued)

March 25, 2009

4. Advisory and Administration Agreements (Continued)

For purposes of calculating managed assets, the liquidation preference of any preferred shares outstanding or the principal amount of any borrowings outstanding will not be considered a liability.

        The Advisor will also perform administrative functions for the Fund on a cost reimbursement basis pursuant to an administration agreement. The Advisor has entered into a sub-administration agreement with State Street Bank and Trust Company ("State Street"). Under the terms of the sub-administration agreement, the Advisor pays State Street a fee for all services received under the sub-administration agreement.

5. Organization Expenses

        The Fund's organization costs are estimated to be approximately $40,000. The organization costs paid by the Fund will be charged as an expense upon consummation of the Reorganizations.

6. Federal Income Taxes

        The Fund intends to qualify as a "regulated investment company" and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, such that it will generally not be subject to United States Federal income tax.

46

 Report of Independent Registered Public Accounting Firm

To the Shareholder and Board of Trustees of
RMR Real Estate Income Fund

        We have audited the accompanying statement of assets and liabilities of RMR Real Estate Income Fund (the "Fund") as of March 25, 2009. This statement of assets and liabilities is the responsibility of the Fund's management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities, assessing the accounting principles used and significant estimates made by management, and evaluating the overall statement of assets and liabilities presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of RMR Real Estate Income Fund at March 25, 2009, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
March 27, 2009

47

 PRO FORMA FINANCIAL STATEMENTS

        Set forth in Appendix B hereto are unaudited pro forma financial statements of New RMR giving effect to the Reorganizations for the scenarios referenced below and which include: (i) Pro Forma Condensed Statements of Assets and Liabilities at December 31, 2008, (ii) Pro Forma Condensed Statements of Operations for the year ended December 31, 2008 and (iii) Pro Forma Portfolios of Investments at December 31, 2008. The unaudited pro forma financial statements of New RMR giving effect to the Reorganizations are included for the following scenarios: (i) the Reorganizations of all Acquired Funds with New RMR and (ii) the Reorganizations of only RHR and Old RMR with New RMR. Because generally each of the Reorganizations may occur whether or not the other Reorganizations are approved, several Fund combinations are possible and the pro forma results for all possible combinations are not illustrated in Appendix B. The scenarios presented below, however, capture the range of possible pro forma outcomes. On a pro forma basis for the year ended December 31, 2008, the highest expense ratio would result if all of the Reorganizations were consummated, and the lowest expense ratio would result if the Reorganizations of only RHR and Old RMR with New RMR were consummated. Notwithstanding these pro forma outcomes based on historical results, the Acquired Funds' Boards believe that there are offsetting benefits to combining all of the Acquired Funds with New RMR, such as the potential for economies of scale and enhanced market liquidity for New RMR common shares discussed elsewhere in the Joint Proxy Statement/Prospectus. The Acquired Funds' Boards thus believe that it is in the best interests of the shareholders of each of the Acquired Funds to combine all of the Acquired Funds with New RMR. See "Summary—Background and Reasons for the Proposed Reorganizations" and "Board Considerations" in the Joint Proxy Statement/Prospectus.

        These unaudited pro forma financial statements of New RMR are based in part upon the audited historical financial statements of the Funds as of and for the year ended December 31, 2008, which are incorporated herein by reference, and should be read in conjunction with those financial statements and the notes thereto. The unaudited pro forma financial statements are presented for informational purposes only and may not necessarily be representative of what the actual combined financial position or results of operations would have been had the Reorganizations taken place as of or for the period presented or for any future date or period.

        The unaudited pro forma financial statements of New RMR have been adjusted to reflect the anticipated operating expenses of New RMR after the Reorganizations. Certain estimates, which are based on a sliding scale based on managed assets, have been adjusted to reflect the Reorganizations and other expenses have been adjusted to eliminate duplicative and nonrecurring services and costs. Other costs which may change as a result of the Reorganizations are currently undeterminable. Actual results could differ from these estimates.

48

 APPENDIX A—RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

        The ratings of Standard & Poor's Ratings Group, Moody's Investors Service, Inc. and Fitch Ratings, Inc. represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

STANDARD & POOR'S CORPORATE BOND RATINGS:

        AAA—Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

        AA—Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only in a small degree.

        A—Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

        BBB—Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

        BB, B, CCC, CC, C—Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        BB—Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        B—Bonds rated B are more vulnerable to nonpayment than obligations rated 'BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

        CCC—Bonds rated CCC are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

        CC—Bonds rated CC are currently highly vulnerable to nonpayment.

        C—A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying dividends.

        CI—The rating CI is reserved for income bonds on which no interest is being paid.

        D—Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

        Plus (+) Minus (-)—The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS:

        A-1—This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

        A-2—Capacity for timely payment on issues with this designation is satisfactory. However, it is somewhat more susceptible to the adverse effects of changes in circumstance and economic conditions than issues in the highest rating category.

        A-3—Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity for timely payment.

        B—Issues with this rating are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        C—A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

        D—A short-term obligation rated 'D' is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S CORPORATE BOND RATINGS:

        Aaa—Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa—Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A—Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa—Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba—Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B—Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa—Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca—Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C—Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        MODIFIERS—Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S COMMERCIAL PAPER RATINGS:

        Prime-1—Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

  •
  Leading market positions in well-established industries.

  •
  High rates of return on funds employed.

  •
  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  •
  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  •
  Well-established access to a range of financial markets and assured sources of alternate liquidity.

        Prime-2—Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will often be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        Prime-3—Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

        Not Prime—Issuers rated Not Prime do not fall within any of the Prime rating categories.

        Note:    A Moody's commercial paper rating may also be assigned as an evaluation of the demand feature of a short-term or long-term security with a put option.

FITCH INVESTMENT GRADE BOND RATINGS:

        AAA:    Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is highly unlikely to be affected by foreseeable events.

        AA:    Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F1+".

        A:    Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

        BBB:    Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. This is the lowest investment grade category.

        Plus (+) Minus (-):    Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

        NR:    Indicates that Fitch does not rate the specific issue.

        Withdrawn:    A rating will be withdrawn when an issue matures, is called, or refinanced, or when Fitch Ratings deems the amount of information available to be inadequate for rating purposes.

        Rating Watch:    Ratings are placed on Rating Watch to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for potential downgrade, or "Evolving", where ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

FITCH HIGH YIELD BOND RATINGS:

        BB:    Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

        B:    Bonds are considered highly speculative. A significant credit risk is present. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and is contingent upon a sustained, favorable business and economic environment.

        CCC:    Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations is solely reliant upon sustained, favorable business or economic developments.

        CC:    Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

        C:    Bonds are in imminent default in payment of interest or principal.

        DDD, DD, and D:    Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and 'D' represents the lowest potential for recovery.

        Plus (+) Minus (-):    Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below "CCC".

        NR:    Indicates that Fitch does not rate the specific issue.

        Conditional:    A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

FITCH INVESTMENT GRADE SHORT-TERM RATINGS:

        Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

        The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

        F1+:    Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

        F1:    Highest Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F1+".

        F2:    Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F1+" and "F1" ratings.

        F3:    Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

        B:    Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

        C:    High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

        D:    Default. Issues assigned this rating are in actual or imminent payment default.

* * * * * * * *

NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Funds are dependent on the Advisor's judgment, analysis and experience in the evaluation of such bonds. Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

 APPENDIX B—PRO FORMA FINANCIAL STATEMENTS

I.    Reorganization of the Acquired Funds with New RMR:

Pro Forma Statement of Assets and Liabilities

        The following unaudited pro forma combined Statement of Assets and Liabilities has been derived from the Statement of Assets and Liabilities of the Acquired Funds as of December 31, 2008, and such information has been adjusted to give effect to the Reorganizations as if all the Reorganizations had occurred on December 31, 2008. The pro forma combined Statement of Assets and Liabilities is presented for informational purposes only and does not purport to be indicative of the financial conditions that actually would have resulted if all the Reorganizations had occurred on December 31, 2008. The pro forma combined Statement of Assets and Liabilities should be read in conjunction with each Acquired Fund's audited financial statements and related notes thereto as of and for the year ended December 31, 2008, which are included in those Funds' annual reports to shareholders on Form N-CSR, filed with the SEC on February 25, 2009, and incorporated by reference thereto in the Joint/Proxy Statement Prospectus. New RMR has no historical operations and the following assumes New RMR had obtained seed capital as of December 31, 2008.

RMR Real Estate Income Fund
Pro Forma Financial Statements
Statement of Assets and Liabilities
December 31, 2008 (unaudited)

	Old RMR	RHR	RFR	RDR	RCR	New RMR	Reorganization Adjustments (a)		New RMR Pro Forma
Assets
Investments in securities, at value (cost $70,380,204, $19,931,732, $9,286,695, $15,533,812 and $10,380,786, respectively)	$37,024,897	$10,215,987	$4,040,079	$6,490,689	$4,020,304	$—	$—		$61,791,956
Cash	115	408	951	594	423	100,000	—		102,491
Cash escrowed for preferred share redemptions	—	600,000	—	4,200,000	400,000	—	—		5,200,000
Dividends and interest receivable	570,845	237,845	71,965	99,289	46,901	—	—		1,026,845
Receivable for investment securities sold	—	454,500	411,245	328,770	64,539	—	—		1,259,054
Prepaid expenses	3,455	3,455	3,455	3,455	3,455	—	—		17,275
Other assets	60,655	49,688	24,904	21,442	15,614	40,000	(40,000	)(b)	172,303

Total assets	37,659,967	11,561,883	4,552,599	11,144,239	4,551,236	140,000	(40,000)		69,569,924

Liabilities
Advisory fees payable	43,452	14,990	5,847	4,765	9,897	—	—		78,951
Payable for investment securities purchased	169,200	320,040	197,198	591,487	98,976	—	—		1,376,901
Distributions payable—common shares	750,640	745,500	—	239,758	439,570	—	—		2,175,468
Distributions payable—preferred shares	3,938	2,889	1,121	2,181	1,243	—	—		11,372
Accrued expenses and other liabilities	101,443	82,243	98,461	94,398	77,534	40,000	485,000	(c)	979,079

Total liabilities	1,068,673	1,165,662	302,627	932,589	627,220	40,000	485,000		4,621,771

Preferred shares, at liquidation preference
Auction preferred shares, Series T, Series Th, Series W, Series M and Series F; $.001 par value per share; 438, 115, 47, 232 and 43 shares issued and outstanding at $25,000 per share liquidation preference	10,950,000	2,875,000	1,175,000	5,800,000	1,075,000	—	—		21,875,000

Net assets attributable to common shares	$25,641,294	$7,521,221	$3,074,972	$4,411,650	$2,849,016	$100,000	$(525,000)		$43,073,153

Composition of net assets
Common shares, $.001 par value per share; unlimited number of shares authorized, 6,824,000, 2,485,000, 1,484,000, 2,663,977, 1,255,914 and 5,000 shares issued and outstanding	$6,824	$2,485	$1,484	$2,664	$1,256	$5	$(12,784	)(d)	$1,934
Additional paid-in capital	96,249,595	46,967,809	34,583,188	48,135,641	23,469,886	99,995	12,784	(d)	249,518,898
Distributions in excess of net investment income	(754,578)	(417,435)	(1,169)	(241,939)	(440,813)	—	(525,000)		(2,380,934)
Accumulated net realized gain (loss) on investment transactions	(36,505,240)	(29,315,893)	(26,261,915)	(34,441,593)	(13,820,831)	—	—		(140,345,472)
Net unrealized appreciation (depreciation) on investments	(33,355,307)	(9,715,745)	(5,246,616)	(9,043,123)	(6,360,482)	—	—		(63,721,273)

Net assets attributable to common shares	$25,641,294	$7,521,221	$3,074,972	$4,411,650	$2,849,016	$100,000	$(525,000)		$43,073,153

Common shares outstanding	6,824,000	2,485,000	1,484,000	2,663,977	1,255,914	5,000	(12,784,074	)(d)	1,933,817

Net asset value per share attributable to common shares	$3.76	$3.03	$2.07	$1.66	$2.27	$20.00	$—		$22.27

Notes to pro forma statement of assets and liabilities.

(a)
The adjustments assume all of the Reorganizations are completed.

(b)
Represents estimated New RMR organizational costs of $40,000. The organizational costs paid by new RMR will be charged as an expense upon consummation of the Reorganizations.

(c)
Reflects the effect of estimated Reorganization expenses of $1,964,177, less $1,479,177 of Reorganization expenses paid or accrued at December 31, 2008.

(d)
Each common shareholder of the Acquired Funds will receive the number of New RMR common shares equal in dollar value to that common shareholder's common shares of the Acquired Funds.

See notes to pro forma financial statements.

Pro Forma Statement of Operations

        The following unaudited pro forma combined Statement of Operations has been derived from the Statement of Operations of the Acquired Funds for the year ended December 31, 2008, and such information has been adjusted to exclude RHR litigation expenses associated with RHR's litigation with a shareholder and to give effect to the Reorganizations as if all the Reorganizations had occurred on January 1, 2008. The pro forma combined Statement of Operations is presented for informational purposes only and does not purport to be indicative of the financial conditions that actually would have resulted if all the Reorganizations had occurred on January 1, 2008. The pro forma combined Statement of Operations should be read in conjunction with each Acquired Fund's audited financial statements and related notes thereto as of and for the year ended December 31, 2008, which are included in those Funds' annual reports to shareholders on Form N-CSR, filed with the SEC on February 25, 2009, and incorporated by reference thereto in the Joint/Proxy Statement Prospectus. New RMR has no historical operations and was not in existence as of January 1, 2008; however, the following assumes New RMR was organized at that time and had no operating income or expenses.

RMR Real Estate Income Fund
Pro Forma Financial Statements—continued
Statement of Operations
For the Year Ended December 31, 2008 (unaudited)

	Old RMR	RHR	RFR	RDR	RCR	RHR Litigation Adjustment (a)	Reorganization Expense Adjustment (b)	As Adjusted Historical	Reorganization Adjustments (c)		New RMR Pro Forma
Investment Income
Dividends (Cash distributions, net of capital gain and return of capital distributions, received or due, net of foreign taxes withheld)	$6,921,281	$3,188,093	$2,030,739	$3,380,679	$2,062,628	$—	$—	$17,583,420	$—		$17,583,420
Interest	49,149	391,414	17,645	376,036	78,145	—	—	912,389	—		912,389

Total investment income	6,970,430	3,579,507	2,048,384	3,756,715	2,140,773	—	—	18,495,809	—		18,495,809

Expenses
Advisory	1,018,981	504,754	244,421	345,076	269,300	—	—	2,382,532	(5,886	)(d)	2,376,646
Preferred share remarketing	130,154	75,100	39,328	54,092	22,495	—	—	321,169	—		321,169
Administrative	95,000	95,000	95,000	95,000	95,000	—	—	475,000	(355,000	)(e)	120,000
Audit	59,500	59,500	65,500	59,500	65,500	—	—	309,500	(247,500	)(f)	62,000
Legal	503,885	982,173 (e)	403,217	355,530	220,023	(469,983)	(1,479,177)	515,668	(257,834	)(f)	257,834
Custodian	67,469	67,137	42,005	55,629	53,367	—	—	285,607	(176,000	)(e)	109,607
Shareholder reporting	58,942	33,596	47,955	41,616	31,321	—	—	213,430	(106,715	)(f)	106,715
Compliance and internal audit	27,852	27,852	27,852	27,852	27,852	—	—	139,260	—		139,260
Trustees' fees and expenses	27,693	28,735	27,685	27,685	20,676	—	—	132,474	(107,474	)(f)	25,000
Other	84,336	66,949	69,854	62,525	73,023	—	—	356,687	(128,630	)(f)	228,057

Total expenses	2,073,812	1,940,796	1,062,817	1,124,505	878,557	(469,983)	(1,479,177)	5,131,327	(1,385,039)		3,746,288
Less: expenses waived by the Advisor	(293,163)	(148,457)	(71,889)	(223,284)	—	—	—	(736,793)	736,793	(g)	—

Net expenses	1,780,649	1,792,339	990,928	901,221	878,557	(469,983)	(1,479,177)	4,394,534	(648,246)		3,746,288

Net investment income	5,189,781	1,787,168	1,057,456	2,855,494	1,262,216	469,983	1,479,177	14,101,275	648,246		14,749,521

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(36,484,040)	(28,795,336)	(24,594,296)	(28,036,919)	(13,820,831)	—	—	(131,731,422)	—		(131,731,422)
Contribution from adviser	—	9,353	—	—	—	—	—	9,353	—		9,353
Net change in unrealized appreciation/(depreciation) on investments	(21,714,632)	(2,697,627)	8,072,845	(4,970,378)	(5,502,437)	—	—	(16,871,473)	—		(16,871,473)

Net realized and unrealized gain (loss) on investments	(58,198,672)	(31,483,610)	(16,521,451)	(23,066,541)	(19,323,268)	—	—	(148,593,542)	—		(148,593,542)

Distributions to preferred shareholders from net investment income	(1,489,029)	(664,837)	(592,524)	(811,213)	(366,114)	—	—	(3,923,717)	—		(3,923,717)
Distributions to preferred shareholders from net realized gain on investments	(490,279)	(459,633)	—	—	(14,498)	—	—	(964,410)	—		(964,410)

Net increase in net assets attributable to common shares resulting from operations	$(54,988,199)	$(30,820,912)	$(16,056,519)	$(21,022,260)	$(18,441,664)	$469,983	$1,479,177	$(139,380,394)	$648,246		$(138,732,148)

Notes to Statement of Operations.

(a)
The adjustment eliminates RHR litigation expenses associated with RHR's litigation with its shareholder, Bulldog Investors General Partnership, paid or accrued during the year ended December 31, 2008. The parties to the litigation entered into a settlement agreement in June 2008, and on July 1, 2008 the court granted the parties' joint motion to dismiss this litigation, effectively ending the litigation. As such, neither RHR nor the reorganized New RMR should incur recurring expenses for this litigation.

(b)
The adjustment eliminates Reorganization expenses paid or accrued during the year ended December 31, 2008.

(c)
The adjustments assume all of the Reorganizations are completed.

(d)
The adjustment reflects the post Reorganization reduction of advisory fees from 1.0% to 0.85% in the case of RCR.

(e)
Certain expenses, which are expected to be on a sliding scale based upon net assets, have been adjusted to reflect the combinations of Old RMR, RHR, RFR, RDR and RCR with New RMR.

(f)
Certain expenses have been reduced due to the expected elimination of duplicative services or other costs.

(g)
The adjustment reflects the post Reorganization elimination of the advisory fee waiver.

See notes to pro forma financial statements.

Pro Forma Portfolio of Investments

        The following unaudited pro forma combined Portfolio of Investments has been derived from the Portfolio of Investments of the Acquired Funds as of December 31, 2008, and such information has been adjusted to give effect to the Reorganizations as if all the Reorganizations had occurred on December 31, 2008. The pro forma combined Portfolio of Investments is presented for informational purposes only and does not purport to be indicative of the financial conditions that actually would have resulted if all the Reorganizations had occurred on December 31, 2008. The pro forma combined Portfolio of Investments should be read in conjunction with each Acquired Fund's audited financial statements and related notes thereto as of and for the year ended December 31, 2008, which are included in those Funds' annual reports to shareholders on Form N-CSR, filed with the SEC on February 25, 2009, and incorporated by reference thereto in the Joint/Proxy Statement Prospectus. New RMR has no historical operations and following assumes New RMR had no investments on December 31, 2008.

 RMR Real Estate Income Fund

Pro Forma Portfolio of Investments—December 31, 2008 (unaudited)

	Shares						Value
Company	Old RMR	RHR	RFR	RDR	RCR	New RMR	Old RMR	RHR	RFR	RDR	RCR	New RMR
Common Stocks—60.8%
Real Estate Investment Trusts—50.2%
Apartments—9.8%
Apartment Investment & Management Co.	17,645	5,068	1,814	413	100	25,040	203,800	58,535	20,952	4,770	1,155	289,212
Associated Estates Realty Corp.	40,000	—	—	—	—	40,000	365,200	—	—	—	—	365,200
AvalonBay Communities, Inc.	14,000	500	200	300	100	15,100	848,120	30,290	12,116	18,174	6,058	914,758
BRE Properties, Inc.	10,000	6,000	—	—	100	16,100	279,800	167,880	—	—	2,798	450,478
Equity Residential	49,000	—	—	—	—	49,000	1,461,180	—	—	—	—	1,461,180
Essex Property Trust, Inc.	6,000	—	—	—	—	6,000	460,500	—	—	—	—	460,500
Home Properties, Inc.	—	—	200	200	100	500	—	—	8,120	8,120	4,060	20,300
Mid-America Apartment Communities, Inc.	5,000	800	300	500	200	6,800	185,800	29,728	11,148	18,580	7,432	252,688

												4,214,316
Diversified—11.5%
CapLease, Inc.	56,000	—	—	—	99,975	155,975	96,880	—	—	—	172,957	269,837
Cousins Properties, Inc.	—	4,400	—	—	—	4,400	—	60,940	—	—	—	60,940
Duke Realty Corp.	—	—	—	—	29,100	29,100	—	—	—	—	318,936	318,936
Lexington Corporate Properties Trust	6,400	—	—	—	35,883	42,283	32,000	—	—	—	179,415	211,415
Liberty Property Trust	29,000	—	—	—	100	29,100	662,070	—	—	—	2,283	664,353
National Retail Properties, Inc.	127,700	1,500	800	900	200	131,100	2,195,163	25,785	13,752	15,471	3,438	2,253,609
Vornado Realty Trust	19,000	—	—	300	100	19,400	1,146,650	—	—	18,105	6,035	1,170,790

												4,949,880
Health Care—9.3%
HCP, Inc.	39,080	—	500	—	—	39,580	1,085,252	—	13,885	—	—	1,099,137
Health Care REIT, Inc.	50	600	200	—	200	1,050	2,110	25,320	8,440	—	8,446	44,316
Medical Properties Trust, Inc.	112,120	—	—	—	32,000	144,120	707,477	—	—	—	201,920	909,397
Nationwide Health Properties, Inc.	67,154	—	400	—	100	67,654	1,928,663	—	11,488	—	2,872	1,943,023
OMEGA Healthcare Investors, Inc.	—	—	700	—	200	900	—	—	11,179	—	3,194	14,373

												4,010,246
Hospitality—5.8%
Ashford Hospitality Trust, Inc.	185,500	—	—	—	73,030	258,530	213,325	—	—	—	83,984	297,309
DiamondRock Hospitality Co.	—	—	—	—	45,000	45,000	—	—	—	—	228,150	228,150
Entertainment Properties Trust	22,000	—	—	—	100	22,100	655,600	—	—	—	2,980	658,580
Hersha Hospitality Trust	129,300	38,100	—	—	91,200	258,600	387,900	114,300	—	—	273,600	775,800
LaSalle Hotel Properties	17,200	—	—	—	—	17,200	190,060	—	—	—	—	190,060
Sunstone Hotel Investors, Inc.	—	3,000	—	—	—	3,000	—	18,570	—	—	—	18,570
Supertel Hospitality, Inc.	—	191,134	—	—	—	191,134	—	324,928	—	—	—	324,928

												2,493,397

 RMR Real Estate Income Fund

Pro Forma Portfolio of Investments—December 31, 2008 (unaudited) (Continued)

	Shares						Value
Company	Old RMR	RHR	RFR	RDR	RCR	New RMR	Old RMR	RHR	RFR	RDR	RCR	New RMR
Industrial—0.6%
EastGroup Properties, Inc.	7,000	—	—	—	100	7,100	249,060	—	—	—	3,558	252,618
Office—8.7%
Brandywine Realty Trust	102,400	—	—	—	30,000	132,400	789,504	—	—	—	231,300	1,020,804
Corporate Office Properties Trust	15,500	—	—	—	100	15,600	475,850	—	—	—	3,070	478,920
Highwoods Properties, Inc.	55,000	—	400	—	100	55,500	1,504,800	—	10,944	—	2,736	1,518,480
Mack-Cali Realty Corp.	26,500	—	600	—	100	27,200	649,250	—	14,700	—	2,450	666,400
Maguire Properties, Inc.(a)	48,000	—	—	—	—	48,000	70,080	—	—	—	—	70,080

												3,754,684
Retail—3.9%
CBL & Associates Properties, Inc.	—	—	—	—	17,200	17,200	—	—	—	—	111,800	111,800
Cedar Shopping Centers, Inc.	38,508	—	—	—	—	38,508	272,636	—	—	—	—	272,636
Equity One, Inc.	—	3,000	—	—	100	3,100	—	53,100	—	—	1,764	54,864
Kimco Realty Corp.	5,000	—	—	—	—	5,000	91,400	—	—	—	—	91,400
Ramco-Gershenson Properties Trust	9,000	12,000	—	—	—	21,000	55,620	74,160	—	—	—	129,780
Regency Centers Corp.	—	—	200	—	—	200	—	—	9,340	—	—	9,340
Simon Property Group, Inc.	15,000	—	200	—	100	15,300	796,950	—	10,626	—	5,313	812,889
Tanger Factory Outlet Centers, Inc.	5,000	—	300	—	100	5,400	188,100	—	11,286	—	3,762	203,148

												1,685,857
Storage—0.6%
Public Storage, Inc.	3,000	—	—	—	100	3,100	238,500	—	—	—	7,950	246,450
Sovran Self Storage, Inc.	—	—	—	—	100	100	—	—	—	—	3,600	3,600
Sun Communities, Inc.	—	—	—	—	100	100	—	—	—	—	1,400	1,400

												251,450
Total Real Estate Investment Trusts (Cost $40,402,890)												21,612,448
Other—10.6%
Brookfield Properties Corp.	10,000	—	—	—	—	10,000	77,300	—	—	—	—	77,300
Carador PLC	4,123,130	1,499,320	749,660	1,124,490	—	7,496,600	2,473,878	899,592	449,796	674,694	—	4,497,960
Total Other (Cost $10,233,839)												4,575,260
Total Common Stocks (Cost $50,636,729)												26,187,708
Preferred Stocks—68.2%
Real Estate Investment Trusts—67.9%
Apartments—0.7%
Apartment Investment & Management Co., Series V	—	—	—	6,500	—	6,500	—	—	—	89,310	—	89,310
Apartment Investment & Management Co., Series Y	—	—	13,900	—	—	13,900	—	—	191,125	—	—	191,125
BRE Properties, Inc., Series D	—	1,000	1,000	1,000	—	3,000	—	16,680	16,680	16,680	—	50,040

												330,475

 RMR Real Estate Income Fund

Pro Forma Portfolio of Investments—December 31, 2008 (unaudited) (Continued)

	Shares						Value
Company	Old RMR	RHR	RFR	RDR	RCR	New RMR	Old RMR	RHR	RFR	RDR	RCR	New RMR
Diversified—6.7%
Colonial Properties Trust, Series D	50,500	—	—	—	—	50,500	743,360	—	—	—	—	743,360
Cousins Properties, Inc., Series B	—	—	14,798	—	—	14,798	—	—	177,576	—	—	177,576
Digital Realty Trust, Inc., Series A	—	15,000	8,050	5,000	—	28,050	—	240,000	128,800	80,000	—	448,800
Duke Realty Corp., Series O	8,000	2,100	—	—	—	10,100	114,880	30,156	—	—	—	145,036
LBA Realty LLC, Series B	—	30,000	44,700	25,000	—	99,700	—	270,000	402,300	225,000	—	897,300
Lexington Realty Trust, Series B	—	—	—	33,350	—	33,350	—	—	—	346,840	—	346,840
National Retail Properties, Inc., Series C	—	—	700	1,800	—	2,500	—	—	11,550	29,700	—	41,250
Prologis Trust, Series G	—	—	—	1,900	—	1,900	—	—	—	26,790	—	26,790
Vornado Realty Trust, Series E	—	2,500	—	3,500	—	6,000	—	42,500	—	59,500	—	102,000

												2,928,952
Health Care—12.7%
HCP, Inc., Series E	—	200	200	1,000	—	1,400	—	3,322	3,322	16,610	—	23,254
Health Care REIT, Inc., Series F	—	10,000	4,500	4,275	—	18,775	—	185,000	83,250	79,088	—	347,338
Health Care REIT, Inc., Series G	20,000	12,000	—	—	—	32,000	610,400	366,240	—	—	—	976,640
LTC Properties, Inc., Series F	—	23,000	—	2,500	—	25,500	—	483,000	—	52,500	—	535,500
OMEGA Healthcare Investors Inc., Series D	159,500	8,000	8,800	14,000	—	190,300	3,019,335	151,440	166,584	265,020	—	3,602,379

												5,485,111
Hospitality—29.4%
Ashford Hospitality Trust, Series A	107,900	—	—	6,810	—	114,710	695,955	—	—	43,925	—	739,880
Ashford Hospitality Trust, Series D	22,000	—	—	—	—	22,000	136,400	—	—	—	—	136,400
Eagle Hospitality Properties Trust, Inc., Series A(b)	28,000	28,000	14,000	95,000	—	165,000	56,000	56,000	28,000	190,000	—	330,000
Entertainment Properties Trust, Series B	—	—	8,000	12,145	—	20,145	—	—	120,000	182,175	—	302,175
Entertainment Properties Trust, Series D	111,800	—	—	—	—	111,800	1,397,500	—	—	—	—	1,397,500
FelCor Lodging Trust, Inc., Series A(c)	83,000	—	—	—	—	83,000	560,250	—	—	—	—	560,250
FelCor Lodging Trust, Inc., Series C	39,600	58,052	48,552	—	—	146,204	257,400	377,338	315,588	—	—	950,326
Grace Acquisition I, Inc., Series B(b)	—	—	50,000	83,800	—	133,800	—	—	6,000	10,056	—	16,056
Grace Acquisition I, Inc., Series C(b)	—	—	—	18,900	—	18,900	—	—	—	18,900	—	18,900
Hersha Hospitality Trust, Series A	82,000	42,400	8,000	49,000	—	181,400	930,700	481,240	90,800	556,150	—	2,058,890
Host Marriott Corp., Series E	—	12,365	1,100	—	—	13,465	—	212,678	18,920	—	—	231,598
Innkeepers USA Trust, Series C	—	27,000	—	—	—	27,000	—	47,250	—	—	—	47,250
LaSalle Hotel Properties, Series D	100,000	28,700	—	—	—	128,700	1,130,000	324,310	—	—	—	1,454,310
LaSalle Hotel Properties, Series E	—	53,500	—	5,900	—	59,400	—	689,615	—	76,051	—	765,666
LaSalle Hotel Properties, Series G	—	—	—	10,000	—	10,000	—	—	—	120,000	—	120,000
Strategic Hotels & Resorts, Inc., Series A	75,000	10,000	10,000	13,000	—	108,000	322,500	43,000	43,000	55,900	—	464,400
Strategic Hotels & Resorts, Inc., Series B	64,500	—	13,700	39,100	—	117,300	280,575	—	59,595	170,085	—	510,255
Strategic Hotels & Resorts, Inc., Series C	—	40,000	—	25,600	—	65,600	—	170,000	—	108,800	—	278,800
Sunstone Hotel Investors, Inc., Series A	129,100	50,000	—	—	—	179,100	1,658,935	642,500	—	—	—	2,301,435

												12,684,091

 RMR Real Estate Income Fund

Pro Forma Portfolio of Investments—December 31, 2008 (unaudited) (Continued)

	Shares						Value
Company	Old RMR	RHR	RFR	RDR	RCR	New RMR	Old RMR	RHR	RFR	RDR	RCR	New RMR
Industrial—0.5%
First Industrial Realty Trust, Series J	20,000	—	—	—	—	20,000	200,000	—	—	—	—	200,000

Mortgage—0.20%
Anthracite Capital, Inc., Series D	—	—	3,500	—	—	3,500	—	—	22,750	—	—	22,750
HomeBanc Corp., Series A(b)	—	—	10,000	—	—	10,000	—	—	60	—	—	60
MFA Mortgage Investments, Inc., Series A	—	—	65	—	—	65	—	—	1,215	—	—	1,215
NorthStar Realty Finance Corp., Series A	—	—	—	5,500	—	5,500	—	—	—	49,087	—	49,087
NorthStar Realty Finance Corp., Series B	—	—	—	105	—	105	—	—	—	875	—	875
RAIT Financial Trust, Series C	—	—	—	700	—	700	—	—	—	4,165	—	4,165

												78,152
Office—10.4%
Alexandria Real Estate Equities, Inc., Series C	17,600	24,225	9,000	15,920	—	66,745	351,472	483,773	179,730	317,922	—	1,332,897
BioMed Realty Trust, Inc., Series A	—	—	—	28,650	—	28,650	—	—	—	404,538	—	404,538
Corporate Office Properties Trust, Series G	—	—	—	4,900	—	4,900	—	—	—	87,906	—	87,906
Corporate Office Properties Trust, Series H	2,000	—	—	—	—	2,000	32,820	—	—	—	—	32,820
Corporate Office Properties Trust, Series J	22,000	—	—	—	—	22,000	382,580	—	—	—	—	382,580
DRA CRT Acquisition Corp., Series A	—	—	—	35,060	—	35,060	—	—	—	143,746	—	143,746
Kilroy Realty Corp., Series E	500	—	5,000	15,000	—	20,500	8,445	—	84,450	253,350	—	346,245
Kilroy Realty Corp., Series F	30,000	10,000	—	—	—	40,000	506,700	168,900	—	—	—	675,600
Parkway Properties, Inc., Series D	—	15,000	5,000	20,500	—	40,500	—	180,000	60,000	246,000	—	486,000
SL Green Realty Corp., Series D	—	28,500	—	10,000	—	38,500	—	430,350	—	151,000	—	581,350

												4,473,682
Retail—7.1%
CBL & Associates Properties, Inc., Series D	—	—	2,500	—	—	2,500	—	—	19,250	—	—	19,250
Cedar Shopping Centers, Inc., Series A	88,600	31,800	9,250	19,999	—	149,649	1,229,768	441,384	128,390	277,586	—	2,077,128
Glimcher Realty Trust, Series F	20,000	—	26,500	9,800	—	56,300	135,000	—	178,875	66,150	—	380,025
Glimcher Realty Trust, Series G	—	20,000	2,500	18,000	—	40,500	—	124,600	15,575	112,140	—	252,315
Kimco Realty Corp., Series F	—	—	—	1,000	—	1,000	—	—	—	14,900	—	14,900
Kimco Realty Corp., Series G	—	1,496	—	700	—	2,196	—	26,928	—	12,600	—	39,528
Regency Centers Corp., Series D	—	—	—	800	—	800	—	—	—	14,280	—	14,280
Regency Centers Corp., Series E	—	200	—	—	—	200	—	3,546	—	—	—	3,546
Taubman Centers, Inc., Series G	—	—	13,500	—	—	13,500	—	—	209,250	—	—	209,250
Weingarten Realty Investors, Series E	—	1,000	—	—	—	1,000	—	14,750	—	—	—	14,750
Weingarten Realty Investors, Series F	—	—	—	1,000	—	1,000	—	—	—	15,600	—	15,600

												3,040,572

 RMR Real Estate Income Fund

Pro Forma Portfolio of Investments—December 31, 2008 (unaudited) (Continued)

	Shares						Value
Company	Old RMR	RHR	RFR	RDR	RCR	New RMR	Old RMR	RHR	RFR	RDR	RCR	New RMR
Storage—0.0%
Public Storage, Inc. Series X	—	—	—	100	—	100	—	—	—	1,804	—	1,804
Total Real Estate Investment Trusts (Cost $65,001,035)												29,222,839
Other Financial Services—0.3%
Corts-UNUM Provident Financial Trust	—	—	8,600	—	—	8,600	—	—	147,060	—	—	147,060
Total Other Financial Services (Cost $222,310)												147,060
Total Preferred Stocks (Cost $65,223,345)												29,222,839
Other Investment Companies—4.1%
Blackrock Preferred and Equity Advantage Trust	—	—	—	—	24,836	24,836	—	—	—	—	207,381	207,381
Cohen & Steers Advantage Income Realty Fund, Inc.	—	—	—	—	58,000	58,000	—	—	—	—	219,240	219,240
Cohen & Steers Premium Income Realty Fund, Inc.	—	—	—	—	7,177	7,177	—	—	—	—	25,478	25,478
Cohen & Steers REIT and Utility Income Fund, Inc	.-	—	—	—	29,384	29,384	—	—	—	—	186,882	186,882
DWS RREEF Real Estate Fund II, Inc.	—	—	—	—	94,150	94,150	—	—	—	—	62,139	62,139
Eaton Vance Enhanced Equity Income Fund II	30,100	—	—	—	20,100	50,200	321,167	—	—	—	214,467	535,634
Nicholas-Applegate Convertible & Income Fund II	—	—	—	—	504	504	—	—	—	—	2,167	2,167
Nuveen Floating Rate Income Fund	—	—	—	—	31,885	31,885	—	—	—	—	192,586	192,586
Nuveen Real Estate Income Fund	—	—	—	—	3,700	3,700	—	—	—	—	18,796	18,796
Pioneer Floating Rate Trust	—	—	—	—	271	271	—	—	—	—	1,905	1,905
Ultra Real Estate ProShares	200	—	2,500	3,050	—	5,750	1,276	—	15,950	19,459	—	36,685
Western Asset Emerging Markets Debt Fund, Inc.	—	—	—	—	20,093	20,093	—	—	—	—	252,971	252,971
Total Other Investment Companies (Cost $5,047,184)												1,741,864

Debt Securities—0.9%
American Real Estate Partners LP, 8.125% 06/01/2012 (Cost $498,486)	—	500,000	—	—	—	500,000	—	385,000	—	—	—	385,000
Short-Term Investments—9.5%
Other Investment Companies—9.5%
Dreyfus Cash Management, Institutional Shares 1.53%(d) (Cost $4,107,485)	901,001	1,241,359	496,662	720,587	747,876	4,107,485	901,001	1,241,359	496,662	720,587	747,876	4,107,485
Total Investments—143.4% (Cost $125,513,229)												61,791,956
Other assets less liabilities—7.3%												3,156,197
Preferred Shares, at liquidation preference—(50.7%)												(21,875,000)
Net Assets applicable to common shareholders—100.0%												43,073,153

Notes to Pro Forma Portfolio of Investments

(a)
As of December 31, 2008, this security had discontinued paying distributions.

(b)
As of December 31, 2008, the Fund held securities fair valued in accordance with policies adopted by the board of trustees aggregating $365,016 and 0.84% of market value.

(c)
Convertible into common stock.

(d)
Rate reflects 7 day yield as of December 31, 2008.

See notes to pro forma financial statements.

II.    Reorganization of only RHR and Old RMR with New RMR:

Pro Forma Statement of Assets and Liabilities

        The following unaudited pro forma combined Statement of Assets and Liabilities has been derived from the Statement of Assets and Liabilities of RHR and Old RMR as of December 31, 2008, and such information has been adjusted to give effect to the Reorganizations of only RHR and Old RMR with New RMR as if that Reorganization had occurred on December 31, 2008. The pro forma combined Statement of Assets and Liabilities is presented for informational purposes only and does not purport to be indicative of the financial conditions that actually would have resulted if only the Reorganizations of RHR and Old RMR with New RMR had occurred on December 31, 2008. The pro forma combined Statement of Assets and Liabilities should be read in conjunction with RHR's and Old RMR's audited financial statements and related notes thereto as of and for the year ended December 31, 2008, which are included in those Funds' annual reports to shareholders on Form N-CSR, filed with the SEC on February 25, 2009, and incorporated by reference thereto in the Joint/Proxy Statement Prospectus. New RMR has no historical operations and the following assumes New RMR had obtained seed capital as of December 31, 2008.

RMR Real Estate Income Fund
Pro Forma Financial Statements
Statement of Assets and Liabilities
December 31, 2008 (unaudited)

	Old RMR	RHR	New RMR	Reorganization Adjustments(a)		New RMR Pro Forma
Assets
Investments in securities, at value (cost $70,380,204 and $19,931,732 respectively)	$37,024,897	$10,215,987	$—	$—		$47,240,884
Cash	115	408	100,000	—		100,523
Cash escrowed for preferred share redemptions	—	600,000	—	—		600,000
Dividends and interest receivable	570,845	237,845	—	—		808,690
Receivable for investment securities sold	—	454,500	—	—		454,500
Prepaid expenses	3,455	3,455	—	—		6,910
Other assets	60,655	49,688	40,000	(40,000	)(b)	110,343

Total assets	37,659,967	11,561,883	140,000	(40,000)		49,321,850

Liabilities
Advisory fees payable	43,452	14,990	—	—		58,442
Payable for investment securities purchased	169,200	320,040	—	—		489,240
Distributions payable—common shares	750,640	745,500	—	—		1,496,140
Legal expenses payable	—	—	—	—		—
Distributions payable—preferred shares	3,938	2,889	—	—		6,827
Accrued expenses and other liabilities	101,443	82,243	40,000	486,807	(c)	710,493

Total liabilities	1,068,673	1,165,662	40,000	486,807		2,761,142

Preferred shares, at liquidation preference
Auction preferred shares, Series T and Series Th; $.001 par value per share; 438 and 115 shares issued and outstanding at $25,000 per share liquidation preference	10,950,000	2,875,000	—	—		13,825,000

Net assets attributable to common shares	$25,641,294	$7,521,221	$100,000	$(526,807)		$32,735,708

	Old RMR	RHR	New RMR	Reorganization Adjustments(a)		New RMR Pro Forma
Composition of net assets
Common shares, $.001 par value per share; unlimited number of shares authorized, 6,824,000, 2,485,000 and 5,000 shares issued and outstanding	$6,824	$2,485	$5	$(7,839	)(d)	$1,475
Additional paid-in capital	96,249,595	46,967,809	99,995	7,839	(d)	143,325,238
Distributions in excess of net investment income	(754,578)	(417,435)	—	(526,807)		(1,698,820)
Accumulated net realized gain (loss) on investment transactions	(36,505,240)	(29,315,893)	—	—		(65,821,133)
Net unrealized appreciation (depreciation) on investments	(33,355,307)	(9,715,745)	—	—		(43,071,052)

Net assets attributable to common shares	$25,641,294	$7,521,221	$100,000	$(526,807)		$32,735,708

Common shares outstanding	6,824,000	2,485,000	5,000	(7,838,626	)(d)	1,475,374

Net asset value per share attributable to common shares	$3.76	$3.03	$20.00	$—		$22.19

Notes to pro forma statement of assets and liabilities.

(a)
The adjustments assume that the Reorganizations of only Old RMR and RHR with New RMR are completed.

(b)
Represents estimated New RMR organizational costs of $40,000. The organizational costs paid by new RMR will be charged as an expense upon consummation of the Reorganizations.

(c)
Reflects the effect of estimated Reorganization expenses of $1,255,832, less $769,025 of Reorganization expenses paid or accrued at December 31, 2008.

(d)
Each common shareholder of Old RMR and RHR will receive a number of New RMR common shares equal in dollar value to that common shareholder's common shares of Old RMR and RHR.

See notes to pro forma financial statements.

Pro Forma Statement of Operations

        The following unaudited pro forma combined Statement of Operations has been derived from the Statement of Operations of RHR and Old RMR for the year ended December 31, 2008, and such information has been adjusted to give effect to the Reorganizations of only RHR and Old RMR with New RMR as if that Reorganization had occurred on January 1, 2008. The pro forma combined Statement of Operations is presented for informational purposes only and does not purport to be indicative of the financial conditions that actually would have resulted if only the Reorganizations of RHR and Old RMR with New RMR had occurred on January 1, 2008. The pro forma combined Statement of Operations should be read in conjunction with RHR's and Old RMR's audited financial statements and related notes thereto as of and for the year ended December 31, 2008, which are included in those Funds' annual reports to shareholders on Form N-CSR, filed with the SEC on February 25, 2009, and incorporated by reference thereto in the Joint/Proxy Statement Prospectus. New RMR has no historical operations and was not in existence as of January 1, 2008; however, the following assumes New RMR was organized at that time and had no operating income or expenses.

RMR Real Estate Income Fund
Pro Forma Financial Statements—continued
Statement of Operations
For the Year Ended December 31, 2008 (unaudited)

	Old RMR	RHR		RHR Litigation Adjustment (a)	Reorganization Expense Adjustment (b)	As Adjusted Historical	Reorganization Adjustments (c)		New RMR Pro Forma
Investment Income
Dividends (Cash distributions, net of capital gain and return of capital distributions, received or due, net of foreign taxes withheld)	$6,921,281	$3,188,093		$—	$—	$10,109,374	$—		$10,109,374
Interest	49,149	391,414		—	—	440,563	—		440,563

Total investment income	6,970,430	3,579,507		—	—	10,549,937	—		10,549,937

Expenses
Advisory	1,018,981	504,754		—	—	1,523,735	—		1,523,735
Preferred share remarketing	130,154	75,100		—	—	205,254	—		205,254
Administrative	95,000	95,000		—	—	190,000	(70,000	)(d)	120,000
Audit	59,500	59,500		—	—	119,000	(57,000	)(e)	62,000
Legal	503,885	982,173	(d)	(469,983)	(769,025)	247,050	(123,525	)(e)	123,525
Custodian	67,469	67,137		—	—	134,606	(44,000	)(d)	90,606
Shareholder reporting	58,942	33,596		—	—	92,538	(46,269	)(e)	46,269
Compliance and internal audit	27,852	27,852		—	—	55,704	—		55,704
Trustees' fees and expenses	27,693	28,735		—	—	56,428	(31,428	)(e)	25,000
Other	84,336	66,949		—	—	151,285	(21,980	)(e)	129,305

Total expenses	2,073,812	1,940,796		(469,983)	(769,025)	2,775,600	(394,202)		2,381,398
Less: expenses waived by the Advisor	(293,163)	(148,457)		—	—	(441,620)	441,620	(f)	—

Net expenses	1,780,649	1,792,339		(469,983)	(769,025)	2,333,980	47,418		2,381,398

Net investment income	5,189,781	1,787,168		469,983	769,025	8,215,957	(47,418)		8,168,539

	Old RMR	RHR	RHR Litigation Adjustment (a)	Reorganization Expense Adjustment (b)	As Adjusted Historical	Reorganization Adjustments (c)	New RMR Pro Forma
Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(36,484,040)	(28,795,336)	—	—	(65,279,376)	—	(65,279,376)
Contribution from adviser	—	9,353	—	—	9,353	—	9,353
Net change in unrealized appreciation/(depreciation) on investments	(21,714,632)	(2,697,627)	—	—	(24,412,259)	—	(24,412,259)

Net realized and unrealized gain (loss) on investments	(58,198,672)	(31,483,610)	—	—	(89,682,282)	—	(89,682,282)

Distributions to preferred shareholders from net investment income	(1,489,029)	(664,837)	—	—	(2,153,866)	—	(2,153,866)
Distributions to preferred shareholders from net realized gain on investments	(490,279)	(459,633)	—	—	(949,912)	—	(949,912)

Net increase in net assets attributable to common shares resulting from operations	$(54,988,199)	$(30,820,912)	$469,983	$769,025	$(84,570,103)	$(47,418)	$(84,617,521)

Notes to Statement of Operations.

(a)
The adjustment eliminates RHR litigation expenses associated with RHR's litigation with its shareholder, Bulldog Investors General Partnership, paid or accrued during the year ended December 31, 2008. The parties to the litigation entered into a settlement agreement in June 2008, and on July 1, 2008 the court granted the parties' joint motion to dismiss this litigation, effectively ending the litigation. As such, neither RHR nor the reorganized New RMR should incur recurring expenses for this litigation.

(b)
The adjustment eliminates Reorganization expenses paid or accrued during the year ended December 31, 2008.

(c)
The adjustments assume that the Reorganizations of only Old RMR and RHR with New RMR are completed.

(d)
Certain expenses, which are expected to be on a sliding scale based upon net assets, have been adjusted to reflect the combinations of Old RMR and RHR with New RMR.

(e)
Certain expenses have been reduced due to the expected elimination of duplicative services or other costs.

(f)
The adjustment reflects the post Reorganization elimination of the advisory fee waiver.

See notes to pro forma financial statements.

Pro Forma Portfolio of Investments

        The following unaudited pro forma combined Portfolio of Investments has been derived from the Portfolio of Investments of RHR and Old RMR as of December 31, 2008, and such information has been adjusted to give effect to the Reorganizations of only RHR and Old RMR with New RMR as if that Reorganization had occurred on December 31, 2008. The pro forma combined Portfolio of Investments is presented for informational purposes only and does not purport to be indicative of the financial conditions that actually would have resulted if only the Reorganizations of RHR and Old RMR with New RMR had occurred on December 31, 2008. The pro forma combined Portfolio of Investments should be read in conjunction with RHR's and Old RMR's audited financial statements and related notes thereto as of and for the year ended December 31, 2008, which are included in those Funds' annual reports to shareholders on Form N-CSR, filed with the SEC on February 25, 2009, and incorporated by reference thereto in the Joint/Proxy Statement Prospectus. New RMR has no historical operations and the following assumes New RMR had no investments on December 31, 2008.

RMR Real Estate Income Fund
Pro Forma Portfolio of Investments—December 31, 2008 (unaudited)

	Shares			Value
Company	Old RMR	RHR	New RMR	Old RMR	RHR	New RMR
Common Stocks—70.0%
Real Estate Investment Trusts—59.5%
Apartments—12.5%
Apartment Investment & Management Co.	17,645	5,068	22,713	203,800	58,535	262,335
Associated Estates Realty Corp.	40,000	—	40,000	365,200	—	365,200
AvalonBay Communities, Inc.	14,000	500	14,500	848,120	30,290	878,410
BRE Properties, Inc.	10,000	6,000	16,000	279,800	167,880	447,680
Equity Residential	49,000	—	49,000	1,461,180	—	1,461,180
Essex Property Trust, Inc.	6,000	—	6,000	460,500	—	460,500
Mid-America Apartment Communities, Inc.	5,000	800	5,800	185,800	29,728	215,528

						4,090,833
Diversified—12.8%
CapLease, Inc.	56,000	—	56,000	96,880	—	96,880
Cousins Properties, Inc.	—	4,400	4,400	—	60,940	60,940
Lexington Corporate Properties Trust	6,400	—	6,400	32,000	—	32,000
Liberty Property Trust	29,000	—	29,000	662,070	—	662,070
National Retail Properties, Inc.	127,700	1,500	129,200	2,195,163	25,785	2,220,948
Vornado Realty Trust	19,000	—	19,000	1,146,650	—	1,146,650

						4,219,488
Health Care—11.5%
HCP, Inc.	39,080	—	39,080	1,085,252	—	1,085,252
Health Care REIT, Inc.	50	600	650	2,110	25,320	27,430
Medical Properties Trust, Inc.	112,120	—	112,120	707,477	—	707,477
Nationwide Health Properties, Inc.	67,154	—	67,154	1,928,663	—	1,928,663

						3,748,822
Hospitality—5.8%
Ashford Hospitality Trust, Inc.	185,500	—	185,500	213,325	—	213,325
Entertainment Properties Trust	22,000	—	22,000	655,600	—	655,600
Hersha Hospitality Trust	129,300	38,100	167,400	387,900	114,300	502,200
LaSalle Hotel Properties	17,200	—	17,200	190,060	—	190,060
Sunstone Hotel Investors, Inc	—	3,000	3,000	—	18,570	18,570
Supertel Hospitality, Inc.	—	191,134	191,134	—	324,928	324,928

						1,904,683
Industrial—0.8%
EastGroup Properties, Inc.	7,000	—	7,000	249,060	—	249,060

	Shares			Value
Company	Old RMR	RHR	New RMR	Old RMR	RHR	New RMR
Office—10.7%
Brandywine Realty Trust	102,400	—	102,400	789,504	—	789,504
Corporate Office Properties Trust	15,500	—	15,500	475,850	—	475,850
Highwoods Properties, Inc.	55,000	—	55,000	1,504,800	—	1,504,800
Mack-Cali Realty Corp.	26,500	—	26,500	649,250	—	649,250
Maguire Properties, Inc.(a)	48,000	—	48,000	70,080	—	70,080

						3,489,484
Retail—4.7%
Cedar Shopping Centers, Inc.	38,508	—	38,508	272,636	—	272,636
Equity One, Inc.	—	3,000	3,000	—	53,100	53,100
Kimco Realty Corp.	5,000	—	5,000	91,400	—	91,400
Ramco-Gershenson Properties Trust	9,000	12,000	21,000	55,620	74,160	129,780
Simon Property Group, Inc.	15,000	—	15,000	796,950	—	796,950
Tanger Factory Outlet Centers, Inc.	5,000	—	5,000	188,100	—	188,100

						1,531,966
Storage—0.7%
Public Storage, Inc.	3,000	—	3,000	238,500	—	238,500
Total Real Estate Investment Trusts (Cost $34,899,542)						19,472,836
Other—10.5%
Brookfield Properties Corp.	10,000	—	10,000	77,300	—	77,300
Carador PLC	4,123,130	1,499,320	5,622,450	2,473,878	899,592	3,373,470
Total Other (Cost $7,773,839)						3,450,770
Total Common Stocks (Cost $42,633,381)						22,923,606
Preferred Stocks—65.6%
Real Estate Investment Trusts—65.6%
Apartments—0.1%
BRE Properties, Inc., Series D	—	1,000	1,000	—	16,680	16,680
Diversified—4.4%
Colonial Properties Trust, Series D	50,500	—	50,500	743,360	—	743,360
Digital Realty Trust, Inc., Series A	—	15,000	15,000	—	240,000	240,000
Duke Realty Corp., Series O	8,000	2,100	10,100	114,880	30,156	145,036
LBA Realty LLC, Series B	—	30,000	30,000	—	270,000	270,000
Vornado Realty Trust, Series E	—	2,500	2,500	—	42,500	42,500

						1,440,896
Health Care—14.7%
HCP, Inc., Series E	—	200	200	—	3,322	3,322
Health Care REIT, Inc., Series F	—	10,000	10,000	—	185,000	185,000
Health Care REIT, Inc., Series G	20,000	12,000	32,000	610,400	366,240	976,640
LTC Properties, Inc., Series F	—	23,000	23,000	—	483,000	483,000
OMEGA Healthcare Investors Inc., Series D	159,500	8,000	167,500	3,019,335	151,440	3,170,775

						4,818,737

	Shares			Value
Company	Old RMR	RHR	New RMR	Old RMR	RHR	New RMR
Hospitality—32.0%
Ashford Hospitality Trust, Series A	107,900	—	107,900	695,955	—	695,955
Ashford Hospitality Trust, Series D	22,000	—	22,000	136,400	—	136,400
Eagle Hospitality Properties Trust, Inc., Series A(b)	28,000	28,000	56,000	56,000	56,000	112,000
Entertainment Properties Trust, Series D	111,800	—	111,800	1,397,500	—	1,397,500
FelCor Lodging Trust, Inc., Series A(c)	83,000	—	83,000	560,250	—	560,250
FelCor Lodging Trust, Inc., Series C	39,600	58,052	97,652	257,400	377,338	634,738
Hersha Hospitality Trust, Series A	82,000	42,400	124,400	930,700	481,240	1,411,940
Host Marriot Corp., Series E	—	12,365	12,365	—	212,678	212,678
Innkeepers USA Trust, Series C	—	27,000	27,000	—	47,250	47,250
LaSalle Hotel Properties, Series D	100,000	28,700	128,700	1,130,000	324,310	1,454,310
LaSalle Hotel Properties, Series E	—	53,500	53,500	—	689,615	689,615
Strategic Hotels & Resorts, Inc., Series A	75,000	10,000	85,000	322,500	43,000	365,500
Strategic Hotels & Resorts, Inc., Series B	64,500	—	64,500	280,575	—	280,575
Strategic Hotels & Resorts, Inc., Series C	—	40,000	40,000	—	170,000	170,000
Sunstone Hotel Investors, Inc., Series A	129,100	50,000	179,100	1,658,935	642,500	2,301,435

						10,470,146
Industrial—0.6%
First Industrial Realty Trust, Series J	20,000	—	20,000	200,000	—	200,000
Office—7.8%
Alexandria Real Estate Equities, Inc., Series C	17,600	24,225	41,825	351,472	483,773	835,245
Corporate Office Properties Trust, Series H	2,000	—	2,000	32,820	—	32,820
Corporate Office Properties Trust, Series J	22,000	—	22,000	382,580	—	382,580
Kilroy Realty Corp., Series E	500	—	500	8,445	—	8,445
Kilroy Realty Corp., Series F	30,000	10,000	40,000	506,700	168,900	675,600
Parkway Properties, Inc., Series D	—	15,000	15,000	—	180,000	180,000
SL Green Realty Corp., Series D	—	28,500	28,500	—	430,350	430,350

						2,545,040
Retail—6.0%
Cedar Shopping Centers, Inc., Series A	88,600	31,800	120,400	1,229,768	441,384	1,671,152
Glimcher Realty Trust, Series F	20,000	—	20,000	135,000	—	135,000
Glimcher Realty Trust, Series G	—	20,000	20,000	—	124,600	124,600
Kimco Realty Corp., Series G	—	1,496	1,496	—	26,928	26,928
Regency Centers Corp., Series E	—	200	200	—	3,546	3,546
Weingarten Realty Investors, Series E	—	1,000	1,000	—	14,750	14,750

						1,975,976
Total Real Estate Investment Trusts (Cost $44,457,422)						21,467,475
Total Preferred Stocks (Cost $44,457,422)						21,467,475
Other Investment Companies—1.0%
Eaton Vance Enhanced Equity Income Fund II	30,100	—	30,100	321,167	—	321,167
Ultra Real Estate ProShares	200	—	200	1,276	—	1,276
Total Other Investment Companies (Cost $580,287)						322,443
Debt Securities—1.2%
American Real Estate Partners LP, 8.125% 06/01/2012 (Cost $498,486)	—	500,000	500,000	—	385,000	385,000
Short-Term Investments—6.5%
Other Investment Companies—6.5%
Dreyfus Cash Management, Institutional Shares 1.53%(d) (Cost $2,142,360)	901,001	1,241,359	2,142,360	901,001	1,241,359	2,142,360
Total Investments—144.3% (Cost $90,311,936)						47,240,884
Other assets less liabilities—(2.1)%						(563,128)
Preferred Shares, at liquidation preference—(42.2)%						(13,825,000)
Net Assets applicable to common shareholders—100.0%						32,735,708

Notes to Pro Forma Portfolio of Investments

(a)
As of December 31, 2008, this security had discontinued paying distributions.

(b)
As of December 31, 2008, the Fund held securities fair valued in accordance with policies adopted by the board of trustees aggregating $112,000 and 0.24% of market value.

(c)
Convertible into common stock.

(d)
Rate reflects 7 day yield as of December 31, 2008.

See notes to pro forma financial statements.

RMR Real Estate Income Fund—Notes to Pro Forma Financial Statements, December 31, 2008 (Unaudited)

Note A

        RMR Real Estate Income Fund (the "Fund") was organized as a Delaware statutory trust on August 19, 2008. RMR Real Estate Fund ("Old RMR") was organized as a Massachusetts business trust on July 2, 2002. Old RMR is registered under the Investment Company Act of 1940, as amended ("the 1940 Act"), as a diversified closed end management investment company, and the Fund is registered under the 1940 Act as a non-diversified closed end management investment company. Old RMR had no operations prior to December 18, 2003, other than matters relating to the Fund's establishment and registration of the Fund's common shares under the Securities Act of 1933. The Fund currently has no operations, other than matters relating to the Fund's establishment, the registration of the Fund's common shares and preferred shares under the Securities Act of 1933 and the sale of a total of 5,000 Fund common shares for $100,000 to RMR Advisors, Inc.

        New RMR's investment objectives and policies are identical to Old RMR's, except that (i) Old RMR is a diversified fund and New RMR is a non-diversified fund and (ii) Old RMR's investments in non-investment grade ratable securities are limited to 45% of its managed assets (measured at the time of investment) and New RMR will not be limited in the amount of its managed assets that it may invest in non-investment grade ratable securities.

        New RMR is organized as a Delaware statutory trust and Old RMR is organized as a Massachusetts business trust. Though similarities exist between the governing documents of New RMR and each of Old RMR, RMR Hospitality and Real Estate Fund ("RHR"), RMR F.I.R.E. Fund ("RFR"), RMR Preferred Dividend Fund ("RDR"), and RMR Dividend Capture Fund ("RCR") (collectively, the "Acquired Funds"), many provisions contained in New RMR's governing documents are different than those contained, if at all, in the governing documents of the Acquired Funds. A comparison of certain provisions of the governing documents of New RMR and the Acquired Funds, together with a comparison of Delaware statutory trust law and Massachusetts business trust law, is included as Appendix 1 to the Joint Proxy Statement/Prospectus.

Note B: Basis of Presentation

        The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed reorganizations (each a "Reorganization", and collectively, the "Reorganizations") of the Acquired Funds with the Fund.

        Under the terms of the Agreements and Plans of Reorganization, the assets of the Acquired Funds will be transferred to, and the liabilities of the Acquired Funds will be assumed by, the Fund in exchange for common shares and preferred shares of the Fund. The aggregate net asset value of the Fund's common shares received by an Acquired Fund in each Reorganization will equal the aggregate net asset value of the Acquired Fund's common shares on the valuation date for its Reorganization, after giving effect to the Acquired Fund's share of the costs of the Reorganizations. The aggregate liquidation preference of the Fund's preferred shares received by an Acquired Fund in its Reorganization will equal the aggregate liquidation preference of the Acquired Fund's preferred shares outstanding immediately prior to the Reorganization. The auction dates, rate period and dividend payment dates of an Acquired Fund's preferred shares and the Fund preferred shares received in the Reorganization in exchange for such Acquired Fund's preferred shares will be the same.

        The Reorganizations are each intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, so that no gain or loss for United States federal income tax purposes will be recognized by the Fund, an Acquired Fund or their common or preferred shareholders as a result of each Reorganization.

        The unaudited pro forma portfolio of investments and statement of assets and liabilities reflect the financial position of the Fund and the Acquired Funds at December 31, 2008, assuming the Fund had no assets, liabilities or investments at that time. The unaudited pro forma statement of operations reflects the operation of the Fund and the Acquired Funds for the year ended December 31, 2008, and assume that the Fund was organized on January 1, 2008 and had no revenues or expenses. Following the Reorganizations, Old RMR will be the surviving fund for accounting purposes. In accordance with generally accepted accounting principles in the United States for registered investment management companies, the historical cost of investment securities of Old RMR and the other Acquired Funds will be carried forward to the Fund and the results of operations for pre-Reorganization periods of the Fund will not be restated. The fiscal year end for the Fund and the Acquired Funds is December 31.

        The unaudited pro forma financial statements should be read in conjunction with the historical financial statements of the Fund and the Acquired Funds which have been incorporated by reference in the Statement of Additional Information. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial position or results of operations would have been had the Reorganizations taken place as or for the period presented or for any future date or period.

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management of the Fund and the Acquired Funds to make estimates and assumptions that may affect the amounts presented in the unaudited pro forma financial statements. The actual results could differ from these estimates, particularly for the reasons described below and for other reasons.

        The unaudited pro forma financial statements have been adjusted to reflect the anticipated operating expenses of the combined entity after the Reorganizations. Certain operating expenses, which are determined by contract based on the net assets of the Fund, have been adjusted to reflect the Reorganization and other expenses have been adjusted to eliminate expected duplicative or nonrecurring services. Other costs which may change as a result of the Reorganizations are currently undeterminable. Actual results could differ from these estimates.

Note C: Portfolio Valuation

        The Fund and the Acquired Funds each value investment securities for which market quotations are readily available at market value as indicated by the last sale price on the security's principal market on the date of valuation. If there has been no sale on that day, the securities held are valued at the average of the closing bid and ask prices on that day. If no bid or asked prices are quoted on that day, the securities are then valued by methods as determined by the Fund's or an Acquired Fund's board, as applicable, in good faith to reflect fair market value. If events occur that materially affect the value of an investment security between the time trading ends in a security and the close of the customary trading session on the security's principal market, the Fund or the Acquired Funds, as applicable, may value that security at its fair value as determined in good faith by the applicable fund's board. Some fixed income securities may be valued using prices provided by a pricing service. Securities which primarily trade in the over the counter market are valued at the mean of the current bid and ask prices as quoted by the NASDAQ, the National Quotation Bureau or other source deemed comparable by the applicable fund's board. Securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued at the NASDAQ Official Closing Price ("NOCP"), provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer to the NOCP.

        Any of the securities of each of the Fund and the Acquired Funds which are not readily marketable, which are not traded or which have other characteristics of illiquidity will be valued at fair market value as determined in good faith by or under the supervision of each of the Fund's or an Acquired Fund's board, as applicable. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, regulatory releases, cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security has other securities outstanding.

        The Fund and the Acquired Funds values their investments in securities with maturities within 60 days of purchase at their amortized cost, as determined by the applicable fund's board to be their fair value. Amortized cost generally means a fund's cost of the investment plus the amortization to maturity of any discount or premium.

Note D: Capital Shares

        The pro forma number of common shares of the Fund that would be issuable by the Fund in connection with the Reorganizations was calculated by dividing the net assets attributable to common shares for each of the Acquired Funds at December 31, 2008, by the pro forma net asset value per share of Old RMR at December 31, 2008, and for every six shares of Old RMR, one share of New RMR will be issued. The actual number of Fund common shares to be issued in each Reorganization will depend upon the actual net asset values attributable to common shares of the Fund and the applicable Acquired Fund on the valuation date for each Reorganization and the costs of the Reorganizations actually borne by the Fund and the Acquired Funds.

Number of New RMR common shares to be issued in Reorganization
Old RMR	1,137,333
RHR	333,608
RFR	136,392
RDR	195,680
RCR	126,370
New RMR	4,434

Note E: Federal Income Taxes

        If the Reorganization is consummated, the Fund would seek to continue to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to federal income tax. However, the Fund will be subject to income and/or excise tax to the extent the Fund does not distribute all taxable earnings.

Note F: Distributable Earnings

        The Acquired Funds have substantial investments in real estate investment trusts ("REITs"), which are generally not subject to federal income taxes. Distributions that the Acquired Funds receive from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Acquired Funds. The Acquired Funds have excluded from their investment income the portions of the distributions received from REITs classified by those REITs as capital gain income and return of capital. The Acquired Funds have included in their "net realized gain on investments" that portion of the distributions received from REITs that is classified by those REITs as capital gain income. Similarly, the Acquired Funds have credited their "net change in unrealized appreciation on investments"' with that portion of the distributions received from REITs that is classified by those REITs as return of capital. The classification of distributions received from the Acquired Funds' investments for the year ended December 31, 2008 were as follows:

	Old RMR	RHR	RFR	RDR	RCR	New RMR Pro Forma
Ordinary Income	$6,921,281	$3,188,093	$2,030,739	$3,380,679	$2,062,628	$17,583,420
Capital Gain Income	$2,839,170	$1,521,352	$563,542	$366,078	$903,099	$6,193,241
Return of Capital	$605,492	$191,653	$49,506	$161,070	$178,830	$1,186,551

Total Distributions Received	$10,365,943	$4,901,098	$2,643,787	$3,907,827	$3,144,557	$24,963,212

Note G: Subsequent Events

        On January 7, 2009 RHR redeemed 24 of its issued and outstanding preferred shares with a total liquidation preference of $600,000, on January 2, 2009 and January 9, 2009 RDR redeemed a total of 168 of its issued and outstanding preferred shares with a total liquidation preference of $4,200,000, and on January 8, 2009 RCR redeemed 16 of its issued and outstanding preferred shares with a total liquidation preference of $400,000. The effects of these redemptions are not reflected in the accompanying pro forma financial statements.

        In 2009, each Acquired Fund expects to pay quarterly distributions of net investment income, if any, to common shareholders for the three month periods ending March 31, June 30, September 30 and December 31, 2009. The amounts of these distributions, the record dates and the payment dates will be announced at about the end of each calendar quarter. The annualized amounts of these distributions are expected to be substantially less than the annualized distribution rates paid by these funds during 2008. Net realized capital gains, if any, are expected to be included in the December 31, 2009 distribution.

 APPENDIX C—FORM OF AGREEMENT AND PLAN OF REORGANIZATION

        THIS AGREEMENT AND PLAN OF REORGANIZATION, dated as of                        , 2009 (this "Agreement"), is made by and between RMR                                    Fund, a Massachusetts business trust and registered closed-end management investment company, File No. 811-                        (the "Target Fund"), and RMR Real Estate Income Fund, a Delaware statutory trust and registered closed-end management investment company, File No. 811-22234 (the "Acquiring Fund" and together with the "Target Fund", the "Funds" and each individually, a "Fund").

        WHEREAS, the Acquiring Fund has proposed to enter into the Reorganization (as defined below) with the Target Fund;

        WHEREAS, the Boards of Trustees of the Funds have determined that participation in the Reorganization is in the best interests of each respective Fund;

        WHEREAS, the parties intend that the transaction contemplated by this Agreement qualify as a "reorganization" within the meaning of Section 368(a) of the Code (as defined below); and

        WHEREAS, the Acquiring Fund is also proposing to enter into a reorganization with each of (i)  RMR                                    , a registered closed-end management investment company, File No. 811-            , (ii)  RMR                                    Fund, a registered closed-end management investment company, File No. 811-            , (iii)  RMR                                    Fund, a registered closed-end management investment company, File No. 811-            , and (iv) RMR                                    Fund, a registered closed-end management investment company, File No. 811-            (the funds identified in clauses (i) through (iv) above being referred to individually as an "RMR Fund" and collectively as the "RMR Funds"), pursuant to a separate agreement and plan of reorganization in connection with each such reorganization;

        NOW, THEREFORE, in order to consummate the Reorganization, and in consideration of the respective representations, warranties, covenants and agreements hereinafter set forth, and intending to be legally bound, each Fund hereby agrees as follows:

1.
CERTAIN DEFINITIONS.

        As used in this Agreement, the following terms shall have the following meanings:

          (a)   "1933 Act" means the Securities Act of 1933, as amended.

          (b)   "1934 Act" means the Securities Exchange Act of 1934, as amended.

          (c)   "1940 Act" means the Investment Company Act of 1940, as amended.

          (d)   "Acquiring Fund" shall have the meaning assigned to such term in the preamble.

          (e)   "Acquiring Fund Closing Financial Statements" shall have the meaning assigned to such term in Section 2(d).

          (f)    "Acquiring Fund Common Shares" shall have the meaning assigned to such term in Section 2(k).

          (g)   "Acquiring Fund Preferred Shares" shall have the meaning assigned to such term in Section 2(k).

          (h)   "Advisor" means RMR Advisors, Inc.

          (i)    "Agreement" shall have the meaning assigned to such term in the preamble.

          (j)    "Closing Date" shall have the meaning assigned to such term in Section 8(a).

          (k)   "Code" means the Internal Revenue Code of 1986, as amended.

          (l)    "Commission" means the Securities and Exchange Commission.

          (m)  "Fund" or "Funds" shall have the meaning assigned to such terms in the preamble.

          (n)   "GAAP" means United States generally accepted accounting principles and practices as in effect from time to time and applied consistently throughout the periods involved.

          (o)   "Indemnified Party" shall have the meaning assigned to such term in Section 13(a).

          (p)   "Indemnitor" shall have the meaning assigned to such term in Section 13(a).

          (q)   "Loss" or "Losses" shall have the meanings assigned to such terms in Section 13(a).

          (r)   "NYSE Amex" means NYSE Amex LLC.

          (s)   "Payment Agreement" shall mean the Payment Agreement, dated the date hereof, by and between the Target Fund and the Advisor.(1)

(1)
This Section 1(s) shall not apply in the following cases: (1) the reorganization of RMR Real Estate Fund with RMR Real Estate Income Fund; (2) the reorganization of RMR Hospitality and Real Estate Fund with RMR Real Estate Income Fund; and (3) the reorganization of RMR Dividend Capture Fund with RMR Real Estate Income Fund.

          (t)    "Proxy Statement/Prospectus" shall have the meaning assigned to such term in Section 2(j).

          (u)   "Registration Statement" shall have the meaning assigned to such term in Section 2(j).

          (v)   "Reorganization" shall have the meaning assigned to such term in Section 4(a).

          (w)  "RIC" means a regulated investment company under Section 851 of the Code.

          (x)   "RMR Fund" or "RMR Funds" shall have the meaning assigned to such terms in the recitals.

          (y)   "Shareholder Meeting" shall have the meaning assigned to such term in Section 2(j).

          (z)   "Skadden" means Skadden, Arps, Slate, Meagher & Flom LLP.

          (aa) "Target Fund" shall have the meaning assigned to such term in the preamble.

          (bb) "Target Fund Closing Financial Statements" shall have the meaning assigned to such term in Section 3(e).

          (cc) "Target Fund Common Shares" shall have the meaning assigned to such term in Section 3(m).

          (dd) "Target Fund Investments" means (i) the investments of the Target Fund shown on the schedule of its investments as of the Valuation Date furnished to the Acquiring Fund and (ii) all other assets owned by the Target Fund or liabilities incurred as of the Valuation Date.

          (ee) "Target Fund Preferred Shares" shall have the meaning assigned to such term in Section 3(m).

          (ff)  "Valuation Date" shall be 4:00 p.m., Eastern Time, on                        , 2009, or such earlier or later day and time as may be mutually agreed upon in writing by the parties hereto.

2.
REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND.

        The Acquiring Fund represents and warrants to, and agrees with, the Target Fund that:

          (a)   The Acquiring Fund is a trust, with transferable shares, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has the power and authority to own all of its assets and to carry out this Agreement. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted or proposed to be conducted and to carry out this Agreement.

          (b)   The Acquiring Fund is duly registered under the 1940 Act as a non-diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

          (c)   The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its board of trustees, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

          (d)   An unaudited statement of assets, liabilities and capital of the Acquiring Fund and an unaudited schedule of investments of the Acquiring Fund, in each case, with values determined as provided in Section 5 of this Agreement, each as of the Valuation Date (together, the "Acquiring Fund Closing Financial Statements"), will be furnished to the Target Fund, at or prior to the Closing Date, for the purpose of determining the number of Acquiring Fund Common Shares and Acquiring Fund Preferred Shares to be issued to the Target Fund pursuant to Section 5 hereof; the Acquiring Fund Closing Financial Statements will fairly present the financial position of the Acquiring Fund as of the Valuation Date in conformity with GAAP.

          (e)   There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against it which assert liability on the part of the Acquiring Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Acquiring Fund is not charged with nor, to the best of its knowledge, does any person presently intend to charge it with, or to recommend that it be charged with, any violation of any provisions of any federal, state or local law or regulation or administrative ruling to which it is bound.

          (f)    There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the Registration Statement or that have not otherwise been disclosed to the Target Fund.

          (g)   The execution, delivery and performance of this Agreement by the Acquiring Fund do not, and the consummation of the transactions contemplated hereby will not, constitute or result in a breach or violation of, or a default under, (i) the governing documents of the Acquiring Fund, (ii) any contract or other commitment or obligation binding upon the Acquiring Fund, after giving effect to any agreement of the Funds to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization or (iii) any order or decree binding upon the Acquiring Fund.

          (h)   The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Acquiring Fund Closing Financial Statements, those incurred in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization. As of the Valuation Date, the Acquiring Fund will advise the Target Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, not otherwise disclosed in the Acquiring Fund Closing Financial Statements.

          (i)    No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

          (j)    The registration statement filed by the Acquiring Fund on Form N-14, which includes the proxy statement of the Target Fund with respect to the transactions contemplated herein (the "Proxy Statement/Prospectus"), and any documents included or incorporated by reference therein and any supplement or amendment thereto (collectively, as so amended or supplemented, the "Registration Statement"), on the effective date of the Registration Statement, at the time of the special meeting of the shareholders of the Target Fund called to vote on this Agreement and the Reorganization (the "Shareholder Meeting") and at the Closing Date (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that no representation or warranty is made by the Acquiring Fund with respect to statements made or incorporated by reference in the Registration Statement or Proxy Statement/Prospectus based on information supplied by the Target Fund or any RMR Fund for inclusion or incorporation by reference therein, or based on information which is not included or incorporated by reference in such documents but which should have been disclosed pursuant to Section 3(l).

          (k)   The Acquiring Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.001 per share (the "Acquiring Fund Common Shares"), and an unlimited number of preferred shares of beneficial interest ("Acquiring Fund Preferred Shares").

          (l)    The Acquiring Fund Common Shares and the Acquiring Fund Preferred Shares to be issued to the Target Fund pursuant to this Agreement will have been duly authorized and, when issued and transferred pursuant to this Agreement, will be legally and validly issued and will be fully paid, nonassessable and will have full voting rights, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

          (m)  The Acquiring Fund, subject to the Registration Statement having been declared effective and the filing of the Proxy Statement/Prospectus under Rule 497, has taken all required action under the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to make the public offering and consummate the sale of the Acquiring Fund Common Shares as contemplated by this Agreement.

          (n)   At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, trustee and shareholder approvals necessary to issue the Acquiring Fund Common Shares and the Acquiring Fund Preferred Shares to the Target Fund.

          (o)   The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

          (p)   The Acquiring Fund has (i) elected to qualify and has qualified as a RIC as of and since its inception, (ii) been a RIC at all times since the end of its first taxable year when it so qualified, (iii) qualifies and will continue to qualify as a RIC and (iv) satisfied the distribution requirements imposed by the Code for each of its taxable years.

          (q)   The Acquiring Fund has no plan or intention to sell or otherwise dispose of the Target Fund Investments, except for dispositions made in the ordinary course of business.

3.
REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND.

        The Target Fund represents and warrants to, and agrees with, the Acquiring Fund that:

          (a)   The Target Fund is a trust, with transferable shares, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has the power and authority to own all of its assets and to carry out this Agreement. The Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

          (b)   The Target Fund is duly registered under the 1940 Act as a diversified(2), closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(2)
RMR Dividend Capture Fund is a non-diversified, closed-end management investment company.

          (c)   The Target Fund has full power and authority to enter into and perform its obligations under this Agreement, subject, in the case of consummation of the Reorganization, to the approval and adoption of this Agreement and the Reorganization by the shareholders of the Target Fund as described in Section 9(a) hereof. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its board of trustees and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

          (d)   The Target Fund has furnished the Acquiring Fund with the Target Fund's Annual Report to Shareholders for the year ended December 31, 2008, and the audited financial statements appearing therein fairly present the financial position of the Target Fund as of the respective dates indicated, in conformity with GAAP.

          (e)   An unaudited statement of assets, liabilities and capital of the Target Fund and an unaudited schedule of investments of the Target Fund (which shall include dates of acquisition and tax costs), in each case, with values determined as provided in Section 5 of this Agreement, each as of the Valuation Date (together, the "Target Fund Closing Financial Statements"), will be furnished to the Acquiring Fund at or prior to the Closing Date for the purpose of determining the number of Acquiring Fund Common Shares and Acquiring Fund Preferred Shares to be issued to the Target Fund pursuant to Section 5 hereof; the Target Fund Closing Financial Statements will fairly present the financial position of the Target Fund as of the Valuation Date in conformity with GAAP.

          (f)    Other than as disclosed in the Registration Statement, there are no material legal, administrative or other proceedings pending or, to the knowledge of the Target Fund, threatened against it which assert liability on the part of the Target Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Target Fund is not charged with nor, to the best of its knowledge, does any person presently intend to charge it with, or to recommend that it be charged with, any violation of any provisions of any federal, state or local law or regulation or administrative ruling to which it is bound.

          (g)   There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the Registration Statement or that have not otherwise been disclosed to the Acquiring Fund.

          (h)   The execution, delivery and performance of this Agreement by the Target Fund do not, and the consummation of the transactions contemplated hereby will not, constitute or result in a breach or violation of, or a default under, (i) the governing documents of the Target Fund, (ii) any contract or other commitment or obligation binding upon the Target Fund or (iii) any order or decree binding upon the Target Fund.

          (i)    Other than as disclosed in the Registration Statement, the Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Target Fund Closing Financial Statements, those incurred in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization. As of the Valuation Date, the Target Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, not otherwise disclosed in the Target Fund Closing Financial Statements.

          (j)    No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

          (k)   At both the Valuation Date and the Closing Date, the Target Fund will have full right, power and authority to sell, assign, transfer and deliver the Target Fund Investments. At the Closing Date, subject only to the obligation to deliver the Target Fund Investments as contemplated by this Agreement, the Target Fund will have good and marketable title to all of the Target Fund Investments, and the Acquiring Fund will acquire all of the Target Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Target Fund Investments or materially affect title thereto).

          (l)    The Registration Statement, on the effective date of the Registration Statement, at the time of the Shareholder Meeting and on the Closing Date (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that no representation or warranty is made by the Target Fund with respect to statements made or incorporated by reference in the Registration Statement or Proxy Statement/Prospectus based on information supplied by the Acquiring Fund or any RMR Fund for inclusion or incorporation by reference therein, or based on information which is not included or incorporated by reference in such documents but which should have been disclosed pursuant to Section 2(j).

          (m)  The Target Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.001 per share (the "Target Fund Common Shares"),            shares of which are outstanding on the date hereof, and an unlimited number of preferred shares of beneficial interest (the "Target Fund Preferred Shares"),            shares of which are outstanding on the date hereof. Each of the outstanding Target Fund Preferred shares has a par value of $.0001 per share, liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid distributions thereon (whether or not earned or declared), and is designated as Series             . Each outstanding Target Fund Common Share and Target Fund Preferred Share is duly authorized, validly issued, fully paid, nonassessable, and has full voting rights, subject, in the case of the nonassessability of such shares, to certain decisions of the Supreme Judicial Court of The Commonwealth of Massachusetts holding that shareholders of a Massachusetts business trust may, in certain circumstances, be assessed or held personally liable as partners for the obligations of a Massachusetts business trust. Other than the outstanding Target Fund Common Shares and Target Fund Preferred Shares, there are no outstanding (i) shares of capital stock or other voting securities of the Target Fund, (ii) stock appreciation rights, phantom stock units, restricted stock grants or contingent stock grants which grant awards of any of the foregoing, (iii) bonds, debentures, notes or other indebtedness of the Target Fund having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which shareholders of the Target Fund may vote, (iv) securities of the Target Fund convertible into or exchangeable for shares of capital stock or voting securities of the Target Fund, (v) options or other rights to acquire from the Target Fund, or obligations of the Target Fund to issue any, capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Target Fund or (vi) equity equivalent interests in the ownership or earnings of the Target Fund.

          (n)   All of the issued and outstanding Target Fund Common Shares and Target Fund Preferred Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.

          (o)   The Target Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

          (p)   The Target Fund (i) has elected to qualify and has qualified as a RIC as of and since its inception, (ii) has been a RIC at all times since the end of its first taxable year when it so qualified, (iii) qualifies and will continue to qualify as a RIC for its taxable year ending upon its liquidation and dissolution and (iv) has satisfied the distribution requirements imposed by the Code for each of its taxable years.

          (q)   The books and records of the Target Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

          (r)   The Target Fund will not sell or otherwise dispose of any of the Acquiring Fund Common Shares or Acquiring Fund Preferred Shares to be received in the Reorganization, except for the distribution to the shareholders of the Target Fund, as provided in this Agreement.

4.
THE REORGANIZATION.

          (a)   Subject to the receipt of the requisite approvals of the shareholders of the Target Fund, and to the other terms and conditions contained herein, the Target Fund agrees to convey, transfer and deliver to the Acquiring Fund and the Acquiring Fund agrees to acquire from the Target Fund, on the Closing Date, all of the Target Fund Investments (including interest accrued as of the Valuation Date on debt instruments), and assume all of the liabilities of the Target Fund, in exchange for that number and type of Acquiring Fund Common Shares and Acquiring Fund Preferred Shares determined as provided in Section 5 of this Agreement (the "Reorganization"). On the Closing Date, the Target Fund Common Shares and the Target Fund Preferred Shares shall be cancelled on the books of the Target Fund, will be null and void, and shall represent only the right to receive, subject to the terms and conditions of this Agreement, Acquiring Fund Common Shares, Acquiring Fund Preferred Shares and, if not paid prior to the Reorganization, any dividends payable with respect to such Target Fund Common Shares and Target Fund Preferred Shares pursuant to Section 4(c) herein. Pursuant to this Agreement, as soon as practicable after the Closing Date, the Target Fund will distribute (or cause to be distributed) all Acquiring Fund Common Shares and Acquiring Fund Preferred Shares it has received pursuant to the terms of this Agreement to its shareholders pro rata in exchange for their Target Fund Common Shares and Target Fund Preferred Shares. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the holders of Target Fund Common Shares and holders of Target Fund Preferred Shares based on their respective holdings in the Target Fund as of the Valuation Date.

          (b)   If it is mutually determined by the parties hereto that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations set forth in the Acquiring Fund's investment policies and restrictions, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, (i) nothing herein will require the Target Fund to dispose of any portfolio securities or other investments, if, in the reasonable judgment of the Target Fund's board of trustees or investment advisor, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a "reorganization" described in Section 368(a) of the Code for federal income tax purposes or would otherwise not be in the best interests of the Target Fund and (ii) nothing will permit the Target Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the Acquiring Fund's board of trustees or investment advisor, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a "reorganization" described in Section 368(a) of the Code for federal income tax purposes or would otherwise not be in the best interests of the Acquiring Fund.

          (c)   Prior to the Closing Date, the Target Fund shall declare and pay on or immediately before the Closing Date a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date.

          (d)   The Target Fund will promptly pay or cause to be paid to the Acquiring Fund any interest the Target Fund receives on or after the Closing Date with respect to any of the Target Fund Investments transferred to the Acquiring Fund hereunder.

          (e)   Recourse for liabilities assumed from the Target Fund by the Acquiring Fund in the Reorganization will be limited to the net assets acquired by the Acquiring Fund. The known liabilities of the Target Fund, as of the Valuation Date, shall be confirmed to the Acquiring Fund pursuant to Section 3(i) of this Agreement.

          (f)    The Target Fund will cause its existence to be terminated following the Closing Date by (i) terminating its registration under the 1940 Act, (ii) delisting from NYSE Amex, (iii) terminating its organization and voluntarily dissolving and liquidating in accordance with Massachusetts law and (iv) withdrawing its authority to do business in any state where it is required to do so.

5.
ISSUANCE AND VALUATION OF ACQUIRING FUND COMMON SHARES AND ACQUIRING FUND PREFERRED SHARES IN THE REORGANIZATION.

          (a)   On the Closing Date, Acquiring Fund Common Shares and Acquiring Fund Preferred Shares shall be issued by the Acquiring Fund to the Target Fund in exchange for such assets of the Target Fund as follows: on the Closing Date, the Acquiring Fund will issue to the Target Fund (i) a number of Acquiring Fund Common Shares, the aggregate net asset value of which will equal the aggregate net asset value of the Target Fund Common Shares, determined as set forth in this Section 5 and (ii) a number of Acquiring Fund Preferred Shares, to be designated Series             , the aggregate liquidation preference of which will equal the aggregate liquidation preference of the Target Fund Preferred Shares, determined as set forth in this Section 5 and the terms of which will be substantially the same as the terms of the Target Fund Preferred Shares.

          (b)   The net asset value of each of the Funds and the liquidation preference of each of the Funds' preferred shares shall be determined in accordance with the regular procedures of the Acquiring Fund, and no formula will be used to adjust the net asset value so determined of any

  Fund to take into account differences in realized and unrealized gains and losses. The value of the Target Fund Investments to be transferred to the Acquiring Fund shall be determined pursuant to the regular procedures of the Acquiring Fund. Values in all cases shall be determined as of the Valuation Date.

          (c)   The net asset value per share of the Target Fund Common Shares and the liquidation preference per share of the Target Fund Preferred Shares shall be determined in accordance with this Section 5 on the Valuation Date, and the net asset value per share of the Acquiring Fund Common Shares and the liquidation preference per share of the Acquiring Fund Preferred Shares shall be determined in accordance with this Section 5 immediately after giving effect to the Reorganization. For purposes of determining the net asset value of a Target Fund Common Share and an Acquiring Fund Common Share, the value of the securities held by the applicable Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued and incurred expenses as allocated pursuant to Section 6 hereof) and the aggregate liquidation value of the outstanding shares of Target Fund Preferred Shares or Acquiring Fund Preferred Shares, as the case may be, is divided by the total number of Target Fund Common Shares or Acquiring Fund Common Shares, as the case may be, outstanding at such time.

          (d)   The Acquiring Fund shall issue to the Target Fund separate certificates or evidence of book entry for the Acquiring Fund Common Shares and the Acquiring Fund Preferred Shares, each registered in the names provided by the Target Fund or in the name of the Target Fund. The Target Fund shall then distribute the Acquiring Fund Common Shares and the Acquiring Fund Preferred Shares to the holders of Target Fund Common Shares and Target Fund Preferred Shares (i) by delivering the Acquiring Fund Common Shares to Wells Fargo Bank, N.A., as the transfer agent and registrar for the Acquiring Fund Common Shares, for distribution to the holders of Target Fund Common Shares on the basis of such holder's proportionate interest in the aggregate net asset value of the Target Fund Common Shares and (ii) by delivering the Acquiring Fund Preferred Shares to The Bank of New York, as the transfer agent and registrar for the Acquiring Fund Preferred Shares, for distribution to the holders of Target Fund Preferred Shares on the basis of such holder's proportionate interest in the aggregate liquidation preference of the Target Fund Preferred Shares. All issued and outstanding Target Fund Common Shares and Target Fund Preferred Shares will be cancelled on the books of the Target Fund and will be null and void as of the Closing Date.

6.
PAYMENT OF EXPENSES.

          (a)   Each of the Acquiring Fund and the Target Fund will pay its own expenses incurred in connection with the Reorganization, whether or not consummated. With respect to expenses incurred in connection with the Reorganization and the reorganizations of any RMR Fund with the Acquiring Fund that are attributable to the Target Fund and such RMR Funds, such expenses shall be allocated in proportion to the net asset values attributable to the common shares of the Target Fund and the applicable RMR Funds. Neither the Funds, the RMR Funds, nor the Advisor will pay any expenses of shareholders arising out of or in connection with the Reorganization.

          (b)   Notwithstanding anything herein to the contrary, if for any reason the Reorganization is not consummated, except for the payment of expenses as provided in this Section 6, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

7.
COVENANTS OF THE FUNDS.

          (a)   The Target Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date. The Acquiring Fund covenants not to commence business operations (except to the extent contemplated herein or necessary or appropriate to consummate the purposes and intent of this Agreement and the separate agreements and plans of reorganization that it has entered into with the RMR Funds) prior to the completion of the Reorganization on the Closing Date.

          (b)   The Acquiring Fund will file the Registration Statement with the Commission and will use its reasonable best efforts to cause the Registration Statement to become effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the Registration Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and any applicable state securities laws.

          (c)   The Acquiring Fund shall use its reasonable best efforts to cause the Acquiring Fund Common Shares to be issued in the Reorganization to be approved for listing on NYSE Amex prior to the Closing Date.

          (d)   The Target Fund shall mail to its shareholders of record entitled to vote at the Shareholder Meeting, in sufficient time to comply with requirements as to notice thereof, the Proxy Statement/Prospectus.

          (e)   The Target Fund shall duly take all lawful action to call, give notice of, convene and hold the Shareholder Meeting on a date determined in accordance with the mutual agreement of the Funds for the purpose of obtaining the requisite shareholder vote with respect to this Agreement and the Reorganization and shall take all lawful action to solicit the approval and adoption of this Agreement and the Reorganization by its shareholders.

          (f)    Each of the Funds agrees that, by the Closing Date, all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown on said returns to be due and owing either shall have been paid or adequate liability reserves shall have been provided for the payment of such taxes.

          The intention of the parties is that the transaction contemplated by this Agreement will qualify as a "reorganization" within the meaning of Section 368(a) of the Code. Neither Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, each Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, as special U.S. federal income tax counsel to the Acquiring Fund, to render the tax opinion required herein (including, without limitation, each party's execution of representations reasonably requested by and addressed to Skadden).

          In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of 10 years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for the taxable period first ending after the Closing Date and for all prior taxable periods.

          After the Closing Date, the Target Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by such Fund with respect to its final taxable year ending with its complete liquidation and dissolution and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities.

          (g)   The Target Fund agrees that following the consummation of the Reorganization, it will terminate its organization and dissolve and liquidate in accordance with Massachusetts law and any other applicable law, it will not make any distributions of any Acquiring Fund Common Shares or Acquiring Fund Preferred Shares other than to its shareholders as provided herein and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any, and on and after the Closing Date it shall not conduct any business except in connection with its termination or as otherwise expressly provided herein.

          (h)   The Target Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

          (i)    Following the consummation of the Reorganization, the Acquiring Fund will conduct its business as a non-diversified, closed-end management investment company registered under the 1940 Act.

8.
CLOSING DATE.

          (a)   Delivery of the Target Fund Investments and the Acquiring Fund Common Shares and Acquiring Fund Preferred Shares to be issued as provided in this Agreement, shall be made at such place and time as the Funds shall mutually agree on the Valuation Date, the date and time upon which such delivery is to take place being referred to herein as the "Closing Date." To the extent that any Target Fund Investments, for any reason, are not transferable on the Closing Date, the Target Fund shall cause such Target Fund Investments to be transferred to the Acquiring Fund's account with its custodian at the earliest practicable date thereafter.

          (b)   The Target Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Target Fund Investments delivered to the Acquiring Fund hereunder.

          (c)   As soon as practicable after the close of business on the Closing Date, the Target Fund shall deliver to the Acquiring Fund a list of the names and addresses of all of the shareholders of record of the Target Fund on the Closing Date and the number of Target Fund Common Shares and Target Fund Preferred Shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for the Target Fund or by its President.

9.
CONDITIONS TO EACH FUND'S OBLIGATION TO EFFECT THE REORGANIZATION.

        The respective obligations of each Fund to consummate the Reorganization shall be subject to the satisfaction of each of the following conditions:

          (a)   That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of the holders of a "majority of the outstanding" (as defined in the 1940 Act) Target Fund Common Shares and Target Fund Preferred Shares, voting together as a single class, and by the affirmative vote of the holders of a majority of the outstanding Target Fund Preferred Shares, voting as a separate class.

          (b)   That the board of trustees of the Acquiring Fund shall have approved the issuance of additional Acquiring Fund Common Shares and Acquiring Fund Preferred Shares in an amount determined in accordance with Section 5 of this Agreement and the Acquiring Fund Common Shares shall have been approved for listing on NYSE Amex.

          (c)   That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

          (d)   That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the Commission.

          (e)   That the shareholders of RMR Real Estate Fund shall have approved the reorganization of RMR Real Estate Fund with the Acquiring Fund and that such reorganization shall have been consummated.(3)

(3)
This Section 9(e) shall not apply in the case of the reorganization of RMR Real Estate Fund with RMR Real Estate Income Fund.

10.
CONDITIONS TO THE TARGET FUND'S OBLIGATION TO EFFECT THE REORGANIZATION.

        The obligations of the Target Fund to consummate the Reorganization shall be subject to the satisfaction of each of the following additional conditions:

          (a)   That the Acquiring Fund shall have delivered to the Target Fund a copy of the resolution duly adopted by its board of trustees approving this Agreement, certified by its Secretary.

          (b)   That the Acquiring Fund shall have delivered to the Target Fund a copy of the resolution duly adopted by its board of trustees approving the issuance of additional Acquiring Fund Common Shares and Acquiring Fund Preferred Shares pursuant to this Agreement, certified by its Secretary.

          (c)   That the Acquiring Fund shall have furnished to the Target Fund the Acquiring Fund Closing Financial Statements, certified on the Acquiring Fund's behalf by its President (or any Vice President) or its Treasurer.

          (d)   That the Acquiring Fund shall have furnished to the Target Fund a certificate signed by the Acquiring Fund's President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Date and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement that are not qualified by materiality are true and correct in all material respects or, if qualified by materiality, are true and correct in all respects, in each case, with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

          (e)   That the Target Fund shall have obtained an opinion from Skadden, special U.S. federal income tax counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

          (f)    That the Advisor and the Target Fund shall have entered into a Payment Agreement in substantially the form attached hereto as Exhibit A and such agreement shall be in full force and effect on the Closing Date.(4)

(4)
This Section 10(f) shall not apply in the following cases: (1) the reorganization of RMR Real Estate Fund with RMR Real Estate Income Fund; (2) the reorganization of RMR Hospitality and Real Estate Fund with RMR Real Estate Income Fund; and (3) the reorganization of RMR Dividend Capture Fund with RMR Real Estate Income Fund.

11.
CONDITIONS TO THE ACQUIRING FUND'S OBLIGATION TO EFFECT THE REORGANIZATION.

        The obligations of the Acquiring Fund hereunder shall be subject to the following additional conditions:

          (a)   That the Target Fund shall have delivered to the Acquiring Fund a copy of the resolution duly adopted by its board of trustees approving this Agreement, and a certificate setting forth the vote of the holders of Target Fund Common Shares and Target Fund Preferred Shares obtained at the Shareholder Meeting, each certified by its Secretary.

          (b)   That the Target Fund shall have furnished to the Acquiring Fund the Target Fund Closing Financial Statements, certified on the Target Fund's behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by such Fund's President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Date and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of such Fund's most recent Annual Report, other than changes in the Target Fund Investments since that date or changes in the market value of the Target Fund Investments.

          (c)   That the Target Fund shall have furnished to the Acquiring Fund a certificate signed by such Fund's President (or any Vice President) or its Treasurer, dated the Closing Date, certifying that, as of the Valuation Date and as of the Closing Date, all representations and warranties of the Target Fund made in this Agreement that are not qualified by materiality are true and correct in all material respects or, if qualified by materiality, are true and correct in all respects, in each case, with the same effect as if made at and as of such dates, and that the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

          (d)   That the Acquiring Fund shall have obtained an opinion from Skadden, as special U.S. federal income tax counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

12.
TERMINATION, POSTPONEMENT AND WAIVERS.

          (a)   Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Target Fund) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual written consent of the Boards of Trustees of the Funds, (ii) by the board of trustees of the Target Fund if any condition of the Target Fund's obligations set forth in Section 10 of this Agreement has not been fulfilled or waived by such board; or (iii) by the board of trustees of the Acquiring Fund if any condition of the Acquiring Fund's obligations set forth in Section 11 of this Agreement has not been fulfilled or waived by such board.

          (b)   If the transactions contemplated by this Agreement have not been consummated by December 31, 2009, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to in writing by the Boards of Trustees of the Funds.

          (c)   In the event this Agreement is terminated pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or its respective directors, trustees, officers, agents or shareholders in respect of this Agreement, except that the provisions of Section 6, this Section 12, Section 13 and Section 14 shall survive such termination.

          (d)   At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the board of trustees of any Fund (whichever is entitled to the benefit thereof), if, in the judgment of such board after consultation with its counsel, such waiver will not have a material adverse effect on the benefits to the shareholders of such Fund intended under this Agreement.

          (e)   The respective representations and warranties contained in Sections 2 and 3 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Fund nor any of its respective officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent or shareholder of either Fund against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders, to which that officer, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties in the conduct of such office.

          (f)    If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date that impose any terms or conditions that are determined by action of the Boards of Trustees of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Target Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Common Shares or Acquiring Fund Preferred Shares to be issued to the Target Fund, as applicable, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Target Fund prior to the Shareholder Meeting, this Agreement shall not be consummated and shall terminate unless the Target Fund promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

13.
INDEMNIFICATION.

          (a)   Each party (an "Indemnitor") shall indemnify and hold the other and its officers, trustees, agents and persons controlled by or controlling any of them (each an "Indemnified Party") harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys' fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (each, a "Loss" and collectively, "Losses") arising out of or related to any claim of a breach of any covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party's (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party's position.

          (b)   The Indemnified Party shall use its reasonable best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of 10 days of receipt of written notice to Indemnified Party or 30 days from discovery by Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after 10 days from the giving of such notice, Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from Indemnitor that Indemnitor intends, at Indemnitor's sole cost and expense, to assume the defense of any such matter, in which case Indemnified Party shall have the right, at no cost or expense to Indemnitor, to participate in such defense. If Indemnitor does not assume the defense of such matter, and in any event until Indemnitor states in writing that it will assume the defense, Indemnitor shall pay all costs of Indemnified Party arising out of the defense until the defense is assumed; provided, however, that Indemnified Party shall consult with Indemnitor and obtain Indemnitor's prior written consent to any payment or settlement of any such claim. Indemnitor shall keep Indemnified Party fully apprised at all times as to the status of the defense. If Indemnitor does not assume the defense, Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, Indemnitor shall be subrogated to all rights of Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

14.
OTHER MATTERS.

          (a)   All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

          (b)   All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to the Target Fund c/o RMR Funds, 400 Centre Street, Newton, Massachusetts 02458, Attention: General Counsel, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to the Acquiring Fund c/o RMR Funds, 400 Centre Street, Newton, Massachusetts 02458, Attention: General Counsel, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed as provided herein.

          (c)   This Agreement supersedes all previous correspondence and oral communications between the Funds regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except in a writing executed by each Fund and shall be governed by and construed in accordance with the laws of the State of Delaware (without giving effect to choice of law principles thereof).

          (d)   This Agreement may be amended or modified by the parties hereto prior to the Closing Date, by action taken or authorized by their respective boards of trustees, at any time before or after adoption of this Agreement and approval of the Reorganization by the Target Fund's shareholders, but, after any such adoption and approval, no amendment or modification shall be made which by law requires further approval by such shareholders without such further approval. This Agreement may not be amended or modified except by an instrument in writing signed on behalf of each of the parties hereto.

          (e)   This Agreement is not intended to confer upon any person other than the parties hereto (or their respective successors and assigns) any rights, remedies, obligations or liabilities hereunder. If any provision of this Agreement shall be held or made invalid by a statute, rule, regulation, decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected thereby and, to such extent, the provisions of this Agreement shall be deemed severable, provided that, this Agreement shall be deemed modified to give effect to the fullest extent permitted under applicable law to the intentions of the parties as reflected by this Agreement prior to the invalidity of such provision.

          (f)    It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the trust property of the respective Fund as provided in such Fund's Agreement and Declaration of Trust. The execution and delivery of this Agreement has been authorized by the board of trustees of each Fund and signed by authorized officers of each Fund, acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund as provided in such Funds' Agreement and Declaration of Trust.

          (g)   This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

[Remainder of Page Intentionally Left Blank]

        IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

RMR FUND
Adam D. Portnoy President
RMR REAL ESTATE INCOME FUND
Adam D. Portnoy President

[Agreement and Plan of Reorganization Signature Page]

 EXHIBIT A(5)

Form of Payment Agreement

(5)
This Exhibit A shall not apply in the following cases: (1) the reorganization of RMR Real Estate Fund with RMR Real Estate Income Fund; (2) the reorganization of RMR Hospitality and Real Estate Fund with RMR Real Estate Income Fund; and (3) the reorganization of RMR Dividend Capture Fund with RMR Real Estate Income Fund.

[Attached]

 APPENDIX D—FORM OF PAYMENT AGREEMENT

FORM OF
PAYMENT AGREEMENT

        THIS AGREEMENT, dated as of                                    , 2009 (this "Agreement"), is made by and between RMR                                    Fund, a Massachusetts business trust (the "Fund"), and RMR Advisors, Inc. (the "Advisor").

        WHEREAS, the Fund and the Advisor are parties to an Investment Advisory Agreement, dated                                    , 200      (the "Investment Advisory Agreement"), which provides, among other things, for the payment of fees by the Fund to the Advisor and for a waiver of a portion of such fees until                        ;

        WHEREAS, the Fund is party to an Agreement and Plan of Reorganization, dated as of                                    , 2009, which provides for, among other things, the reorganization (the "Reorganization") of the Fund with RMR Real Estate Income Fund ("New RMR"), whereby the shareholders of the Fund will become shareholders of New RMR (the "Reorganization Agreement");

        WHEREAS, in connection with the Reorganization, New RMR will enter into a new investment advisory agreement with the Advisor with terms that are substantively the same as the Investment Advisory Agreement, but which will not include a fee waiver provision;

        WHEREAS, all of the Trustees of the Fund who are not "interested persons" of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) ("Independent Trustees") have determined that shareholders of the Fund should not in principle be deprived of the benefits intended by the fee waiver, and that the Advisor should not experience an economic wind-fall as a result of the Reorganization;

        WHEREAS, the Independent Trustees are requiring that the Advisor make a payment to the Fund in an amount intended to reflect the value of the fee waiver which would have applied in the absence of the Reorganization;

        WHEREAS, the Board of Trustees of the Fund, including all of the Fund's Independent Trustees, have approved the method for determining the amount of the payment to be paid to the Fund as provided for herein; and

        WHEREAS, capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Reorganization Agreement;

        NOW, THEREFORE, in consideration of the foregoing and the agreements hereinafter set forth, and intending to be legally bound, the Advisor and the Fund hereby agree as follows:

1.     Calculation and Payment of Fee Waiver Adjustment Payment.

        The Advisor hereby agrees to pay to the Fund, immediately prior to the consummation of the Reorganization, an amount in cash equal to the product of:

          (a)   the product of (i) [a discount factor of 7%] and (ii) the quotient obtained by dividing (A) the number of days, if any, by which the expiration date of the fee waiver in the Investment Advisory Agreement exceeds the closing date of the Reorganization, by (B) 365; and

          (b)   the product of (i) the Fund's managed assets as of the Valuation Date, (ii) [0.25%] [0.55%] and (iii) the quotient obtained by dividing (A) the number of days, if any, by which the expiration date of the fee waiver in the Investment Advisory Agreement exceeds the closing date of the Reorganization, by (B) 365. Such amount in cash as determined pursuant to this Section 1 shall be referred to as the "Fee Waiver Adjustment Payment".

2.     Treatment of Fee Waiver Adjustment Payment.

        The Fund will, subject to applicable legal and tax requirements, either retain all or a portion of the Fee Waiver Adjustment Payment or distribute all or a portion of the Fee Waiver Adjustment Payment to its shareholders immediately prior to the consummation of the Reorganization. To the extent the Fund retains any portion of the Fee Waiver Adjustment Payment, the amount retained will be included as part of the Fund's net assets attributable to common shares for purposes of determining the number of New RMR shares to be issued to the Fund in the Reorganization in accordance with the Reorganization Agreement.

3.     Miscellaneous.

        (a)    Waiver and Amendment.    Any provision of this Agreement may be waived at any time by the party that is entitled to the benefits of such provision. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto. Any waiver shall be effective only in the specific instance and for the specific purpose for which given and shall not constitute a waiver to any subsequent or other exercise of any right, remedy, power or privilege hereunder.

        (b)    Entire Agreement; No Third-Party Beneficiaries; Severability.    This Agreement between the Fund and the Advisor constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or government entity to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

        (c)    Governing Law.    This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (without giving effect to choice of law principles thereof).

        (d)    Counterparts.    This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

        (e)    Non-Liability of Shareholders, Trustees, Etc. of the Fund.    With respect to the Fund, this Agreement is executed on behalf of the Fund, by the Trustees or by an officer or officers of the Fund in their capacity as such and not individually, and neither the shareholders nor the Fund's Trustees nor any officers, employees or agents shall be liable thereunder and the Advisor shall look solely to the Fund's estate for the payment of any claim hereunder or for the performance of the Fund's duties created by this Agreement.

        IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

RMR FUND
By:

Name: Title:
RMR ADVISORS, INC.
By:

Name: Title:

[Signature Page to Payment Agreement]

 APPENDIX E—RMR REAL ESTATE INCOME FUND

AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

March 26, 2009

 RMR REAL ESTATE INCOME FUND

AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

        THIS AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST is made this 26th day of March, 2009, by the undersigned (together with all other persons from time to time duly elected, qualified and serving as Trustees in accordance with the provisions of Article IV hereof) for the purpose of forming a Delaware statutory trust in accordance with the provisions hereinafter set forth.

        WHEREAS, this Trust has been formed to carry on the business of an investment company;

        WHEREAS, the Trust intends for tax purposes to be treated as a "regulated investment company" under the Code for the taxable year ending December 31, 2008 and for each taxable year thereafter; and

        WHEREAS, the Trustees have agreed to manage all property coming into their hands as trustees of a Delaware statutory trust in accordance with the provisions hereinafter set forth;

        NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities and other assets which they may from time to time acquire in any manner as Trustees hereunder IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of Shares in this Trust as hereinafter set forth.

ARTICLE I

NAME AND DEFINITIONS

        Section 1.1    Name.    This Trust shall be known as "RMR Real Estate Income Fund" and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

        Section 1.2    Definitions.    Whenever used herein, unless otherwise required by the context or specifically provided:

          (a)   "1940 Act" means the Investment Company Act of 1940 and the rules and regulations thereunder, all as amended from time to time;

          (b)   "Bylaws" means the Bylaws of the Trust as amended or restated from time to time;

          (c)   "Certificate of Trust" means the Certificate of Trust of the Trust, as it may be further amended or restated, as filed with the Secretary of State of the State of Delaware;

          (d)   "class" or "class of Shares" refers to the division of Shares into two or more classes as provided in Section 3.1;

          (e)   "Code" means the Internal Revenue Code of 1986, and the rules and regulations thereunder, all as amended from time to time. All references to specific sections of the Code shall include applicable successor provisions;

          (f)    "Declaration" means this Amended and Restated Agreement and Declaration of Trust, as it may be further amended or restated from time to time;

          (g)   "Exchange Act" means the Securities Exchange Act of 1934, as amended;

          (h)   "Person" means an individual, corporation, limited liability company, partnership, estate, trust (including, without limitation, a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of

  Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Exchange Act and a group to which an Excepted Holder Limit (as defined in Article V) applies;

          (i)    "RMR Advisors" means RMR Advisors, Inc., the Trust's investment advisor, or any successor investment advisor to the Trust;

          (j)    "series" or "series of Shares" refers to the division of Shares representing any class into two or more series as provided in Section 3.1;

          (k)   "Shareholder" means a record owner of Shares;

          (l)    "Shares" means the equal proportionate transferable units into which the beneficial interest in the Trust shall be divided from time to time or, if more than one class or series of Shares is authorized by the Trustees, the equal proportionate transferable units into which each class or series of shares shall be divided from time to time;

          (m)  "Trust" means the Delaware statutory trust established by this Declaration, as it may be further amended or restated from time to time; and

          (n)   "Trustees" refers to the Trustees of the Trust named herein or elected in accordance with Article IV.

ARTICLE II

PURPOSE

        The purpose of the Trust is to provide investors a managed investment primarily in securities, debt instruments and other instruments and rights of a financial character and to carry on such other business as the Trustees may from time to time determine pursuant to their authority under this Declaration. Nothing herein shall preclude the Trust from being treated for tax purposes as an association under the Code.

ARTICLE III

SHARES

        Section 3.1    Division of Beneficial Interest.    The Trustees may, without Shareholder approval, authorize one or more classes of Shares (which classes may be divided into two or more series), with Shares of each such class or series having such par value and such preferences, voting powers, terms of redemption, if any, and special or relative rights or privileges (including conversion rights, if any) as the Trustees may determine. Subject to applicable law, the Trustees may, without Shareholder approval, authorize the Trust to issue subscription or other rights representing interests in Shares to existing Shareholders or other persons subject to such terms and conditions as the Trustees may determine. The number of Shares of each class or series authorized shall be unlimited, except as the Bylaws may otherwise provide, and the Shares so authorized may be represented in part by fractional shares. The Trustees may without Shareholder approval from time to time divide or combine the Shares of any class or series into a greater or lesser number without thereby changing the proportionate beneficial interest in the class or series.

        The Shares shall initially be divided into one class, a class of an unlimited number of common Shares, $0.001 par value (the "Common Shares"), having the powers, preferences, rights, qualifications, limitations and restrictions described below. The Trust may also, from time to time, issue a class of an unlimited number of preferred Shares, (the "Preferred Shares"), having the powers, preferences, rights, qualifications, limitations and restrictions as the Trustees may determine.

          (a)   Subject to the rights of the holders of the Preferred Shares, if any, in the event of the termination of the Trust, the holders of the Common Shares shall be entitled to receive pro rata the net distributable assets of the Trust.

          (b)   The holders of the Common Shares shall not, as such holders, have any right to acquire, purchase or subscribe for any Common Shares or securities of the Trust which it may hereafter issue or sell, other than such right, if any, as the Board of Trustees in its discretion may determine.

          (c)   Subject to the rights of the holders of the Preferred Shares, if any, dividends or other distributions, when, as and if declared by the Board of Trustees, shall be shared equally by the holders of Common Shares on a share for share basis. The Board of Trustees may direct that any dividends or other distributions or any portion thereof as declared and distributed shall be paid in cash to the holder, or, alternatively, may direct that any such dividends be reinvested in full and fractional Shares of the Trust.

          (d)   The Trustees may hold as treasury shares (of the same or some other series), reissue for such consideration and on such terms as they may determine, or cancel any Common Shares of any series reacquired by the Trust at their discretion from time to time. Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust.

          (e)   Common Shares may be issued from time to time, without the vote of the Shareholders (or, if the Board of Trustees in its sole discretion deems advisable, with a vote of Shareholders), either for cash or for such other consideration (which may be in any one or more instances a certain specified consideration or certain specified considerations) and on such terms as the Board of Trustees, from time to time, may deem advisable, and the Trust may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of liabilities).

          (f)    The Trust may issue Common Shares in fractional denominations to the same extent as its whole Shares, and Shares in fractional denominations shall be Common Shares having proportionately to the respective fractions represented thereby all the rights of whole Shares, including, without limitation, the right to vote, the right to receive dividends and distributions and the right to participate upon termination of the Trust, but excluding the right to receive a certificate representing fractional Shares.

        Section 3.2    Ownership of Shares.    The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent. Shares shall be evidenced by certificates or, at the election of a Shareholder, in book-entry form. Certificates shall be executed on behalf of the Trust by the President or a Vice President and by the Treasurer or Secretary. Such signatures may be facsimiles. In case any officer who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Trust with the same effect as if such individual were such officer at the time of its issue. Subject to the foregoing, the trustees may make such rules as they consider appropriate for the issuance of Share certificates, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders of each class and series and as to the number of Shares of each class and series held from time to time by each Shareholder.

        Section 3.3    Investments in the Trust.    The Trustees shall accept investments in the Trust from such persons and on such terms and, subject to any requirements of law, for such consideration, which may consist of cash or tangible or intangible property or a combination thereof, as the Trustees may from time to time determine.

        Section 3.4    Share Restrictions.    Notwithstanding any provision herein to the contrary, but subject to the principles of Section 10.4, any purchase or transfer or purported purchase or transfer of Shares to any person whose holding of the Shares of the Trust may cause the Trust to incur a liability for any tax imposed under the Code that would not otherwise be imposed but for the purchase or transfer of the Shares to such person, shall be void ab initio. Any Shares purportedly transferred to or retained by such a person may, at the option of the Trust, be repurchased by the Trust at the lesser of market value or net asset value at the time of repurchase. A legend describing the foregoing restrictions may be placed on share certificates or in book entry, depending on whether the applicable Shares are issued in certificated or book entry form.

        Section 3.5    No Preemptive Rights.    Shareholders shall have no preemptive or other right to receive, purchase or subscribe for any additional Shares or other securities issued by the Trust.

        Section 3.6    Derivative Claims.    No Shareholder shall have the right to bring or maintain any action, proceeding or claim on behalf of the Trust or any series or class of Shares or Shareholders (a)(i) unless such Shareholder is a Shareholder at the time such action, proceeding or claim is commenced and such Shareholder continues to be a Shareholder throughout the duration of such action, proceeding or claim and (ii)(1) at the time of the transaction or event underlying such action, proceeding or claim, such Shareholder was a Shareholder or (2) such Shareholder's status as a Shareholder devolved upon the Shareholder by operation of law or pursuant to the terms of this Declaration from a person who was a Shareholder at the time of the transaction or event underlying such action, proceeding or claim and (b) without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim and such demand has the support of Shareholders owning a majority of the outstanding class or series of Shares affected by the proposed action, proceeding or suit. Such demand shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees, unless the plaintiff makes a specific showing that irreparable non-monetary injury to the Trust or series or class of Shares or Shareholders would otherwise result. Such demand shall be mailed to the Secretary at the Trust's principal office and shall set forth with particularity the nature of the proposed action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. The Independent Trustees (as that term is defined in the Bylaws) shall consider such demand. In their sole discretion, the Independent Trustees may submit the matter to a vote of Shareholders or a series or class of Shares, as appropriate. Any decision by the Independent Trustees to bring, maintain or settle such action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be binding upon all Shareholders who will be prohibited from maintaining separate competing actions, proceedings or suits on the same subject matter. Any decision by the Independent Trustees not to bring or maintain an action, proceeding or suit on behalf of the Trust or a series or class of Shares shall be subject to the right of the Shareholders to vote on whether or not such action, proceeding or suit should or should not be brought or maintained as a matter presented for Shareholder consideration pursuant to the provisions of the Bylaws; and the vote of Shareholders required to override the Independent Trustees' decision and to permit the Shareholder(s) to proceed with the proposed action, proceeding or suit shall be 75% of the outstanding class or series of Shares affected by the proposed action, proceeding or suit.

        Section 3.7    Direct Claims.    No series or class or group of Shareholders shall have the right to bring or maintain a direct action or claim for monetary damages against the Trust or the Trustees predicated upon an express or implied right of action under this Declaration or the 1940 Act, nor shall any single Shareholder, who is similarly situated to one or more other Shareholders with respect to the alleged injury, have the right to bring such an action, unless the series or class or group of Shareholders or Shareholder has obtained authorization from the Trustees to bring the action. The requirement of authorization shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees except only rights of action by Shareholders specifically authorized by Section 36(b) of the 1940 Act or other applicable law. A request for authorization shall be mailed to the Secretary of the Trust at the Trust's principal office and shall set forth with particularity the nature of the proposed action, proceeding or claim and the essential facts relied upon by the series or class or group of Shareholders or Shareholder to support the allegations made in the request. The Trustees shall consider such request. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust or series or class or group of Shares, as appropriate. Any decision by the Trustees to settle or to authorize such action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be binding upon the series or class or group of Shareholders or Shareholder seeking authorization who will be prohibited from maintaining separate competing actions, proceedings or suits on the same subject matter. Any decision by the Trustees not to authorize an action, proceeding or suit by a series or class or group of Shareholders shall be subject to the right of the Shareholders to vote on whether such action, proceeding or suit should or should not be brought or maintained as a matter presented for Shareholder consideration pursuant to the provisions of the Bylaws; and the vote of Shareholders required to override the Trustees decision and to permit the Shareholder(s) to proceed with the proposed action, proceeding or suit shall be a majority of the outstanding Shares, series or class or group which are affected by the proposed action, proceeding or suit. For purposes of this Section 3.7, the term "Shareholder" or "Shareholders" includes a former Shareholder or former Shareholders.

        Section 3.8    Arbitration.    Any disputes, claims or controversies brought by or on behalf of a Shareholder (which, for purposes of this Section 3.8, shall mean any Shareholder or any beneficial owner of Shares, or any former Shareholder or beneficial owner of Shares), either on his, her or its own behalf, on behalf of the Trust or on behalf of any series or class of Shares or Shareholders against the Trust or any Trustee, officer, investment advisor (including RMR Advisors, Inc. or its successor), agent or employee of the Trust, including disputes, claims or controversies relating to the meaning, interpretation, effect, validity, performance or enforcement of this Declaration or the Bylaws (all of which are referred to as "Disputes") or relating in any way to such a Dispute or Disputes, shall on the demand of any party to such Dispute be resolved through binding and final arbitration in accordance with the Commercial Arbitration Rules (the "Rules") of the American Arbitration Association ("AAA") then in effect, except as modified herein. For the avoidance of doubt, and not as a limitation, Disputes are intended to include derivative actions against Trustees, officers or managers of the Trust and class actions by Shareholders against those individuals or entities and the Trust.

        There shall be three arbitrators. If there are (a) only two parties to the Dispute, each party shall select one arbitrator within 15 days after receipt by respondent of a copy of the demand for arbitration and (b) more than two parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand, shall each select, by the vote of a majority of the claimants or the respondents, as the case may be, one arbitrator. The two party-nominated arbitrators shall jointly nominate the third and presiding arbitrator within 15 days of the nomination of the second arbitrator. If any arbitrator has not been nominated within the time limit specified herein, then the AAA shall provide a list of proposed arbitrators in accordance with the Rules, and the arbitrator shall be appointed by the AAA in accordance with a listing, striking and ranking procedure, with each party having a limited number of strikes, excluding strikes for cause. For the avoidance of doubt, the arbitrators appointed by the parties to such Dispute may be affiliates or interested persons of such parties but the third arbitrator elected by the party arbitrators or by the AAA shall be unaffiliated with either party.

        The place of arbitration shall be Boston, Massachusetts unless otherwise agreed by the parties.

        There shall be only limited documentary discovery of documents directly related to the issues in dispute, as may be ordered by the arbitrators.

        In rendering an award or decision (the "Award"), the arbitrators shall be required to follow the laws of the State of Delaware. Any arbitration proceedings or Award rendered hereunder and the validity, effect and interpretation of this arbitration agreement shall be governed by the Federal Arbitration Act, 9 U.S.C. §1 et seq. The Award shall be in writing and shall briefly state the findings of fact and conclusions of law on which it is based.

        Except as otherwise set forth in Section 8.8, Article VIII or as otherwise agreed between the parties, each party involved in a Dispute shall bear its own costs and expenses (including attorneys' fees), and the arbitrators shall not render an award that would include shifting of any such costs or expenses (including attorneys' fees) or, in a derivative case, award any portion of the Trust's award to the claimant or the claimant's attorneys.

        The Award shall be final and binding upon the parties thereto and shall be the sole and exclusive remedy between such parties relating to the Dispute, including any claims, counterclaims, issues or accounting presented to the arbitrators. Judgment upon the Award may be entered in any court having jurisdiction. To the fullest extent permitted by law, no application or appeal to any court of competent jurisdiction may be made in connection with any question of law arising in the course of arbitration or with respect to any award made except for actions relating to enforcement of this agreement to arbitrate or any arbitral award issued hereunder and except for actions seeking interim or other provisional relief in aid of arbitration proceedings in any court of competent jurisdiction.

        Any monetary award shall be made and payable in U.S. dollars free of any tax, deduction or offset. The party against which the Award assesses a monetary obligation shall pay that obligation on or before the 30th day following the date of the Award or such other date as the Award may provide.

        This Section 3.8 is intended to benefit and be enforceable by the Trustees, officers, investment advisor (including RMR Advisors, Inc. or its successor), agent or employee of the Trust and shall be binding on the Shareholders of the Trust and the Trust, as applicable, and shall be in addition to, and not in substitution for, any other rights to indemnification or contribution that such individuals or entities may have by contract or otherwise.

        Section 3.9    Status of Shares and Limitation of Personal Liability.    Shares shall be deemed to be personal property giving only the rights provided in this Declaration and the Bylaws. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms of this Declaration and the Bylaws and to have become a party hereto and thereto. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the Trust nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to the rights of said decedent under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares afford Shareholders the status of partners of the Trust. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust, shall have any power to bind personally any Shareholder, nor except as specifically provided herein or in the Bylaws to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

ARTICLE IV

THE TRUSTEES

        Section 4.1    Number and Classes of Trustees; Term of Office; Qualifications of Trustees.    The Trustees who are signatories to this Declaration on the date hereof, and such other persons as the Trustee or Trustees then in office shall elect, shall serve until the first meeting of Shareholders at which Trustees of his or her Class (as defined below) are elected and until his or her successor is elected and qualified, or until he or she sooner dies, resigns, retires, or is disqualified or removed from office. Any person serving as Trustee shall meet the criteria for office set forth from time to time in the Bylaws. Subject to the voting powers of one or more classes or series of Shares as set forth in the Bylaws, the number of Trustees shall be such number as shall be fixed from time to time by the Trustees; provided, however, that the number of Trustees shall in no event be less than three.

        Annual meetings of Shareholders shall be held as specified in the Bylaws. The Trustees shall be classified, with respect to the time for which they severally hold office, into the following three classes (each a "Class"): Class III, whose term expires at the initial annual meeting; Class I, whose term expires at the next succeeding annual meeting after the initial annual meeting (the "second annual meeting"); and Class II, whose term expires at the next succeeding annual meeting after the second annual meeting. Each Class shall consist of at least one Trustee. At each annual meeting beginning with the initial annual meeting, the successors of the Class of Trustees whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting held in the third year following the year of their election, with each Trustee holding office until the expiration of the term of the relevant Class and the election and qualification of his or her successor, or until he or she sooner dies, resigns, retires, or is disqualified or removed from office.

        The Trustees shall assign by resolution Trustees to each of the three Classes. The Trustees also may determine by resolution those Trustees in each Class that shall be elected by Shareholders of a particular class or series of Shares. If the number of Trustees is changed, any increase or decrease shall be apportioned among the Classes by resolution of the Trustees. No reduction in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his or her term unless the Trustee is specifically removed pursuant to Section 4.2 at the time of the decrease. Except as provided in this Section 4.1 or Section 4.2, Trustees shall be elected only at an annual meeting of Shareholders.

        Section 4.2    Vacancies; Resignation; Removal.    Vacancies on the Board of Trustees, whether resulting from an increase in the number of Trustees or otherwise, shall be filled in the manner provided in the Bylaws.

        Any Trustee may resign or retire as a Trustee by an instrument in writing signed by him and delivered to the Secretary of the Trust, and such resignation or retirement shall be effective upon such delivery, or at a later date according to the terms of the instrument. Except as required by applicable law, a Trustee may be removed from office (a) with or without Cause (as hereinafter defined) by the affirmative vote of all the remaining Trustees or (b) with Cause by the action of at least 75% of the outstanding Shares of the classes or series of Shares entitled to vote for the election of such Trustee. A Trustee judged incompetent or for whom a guardian or conservator has been appointed shall be deemed to have resigned as of the date of such adjudication or appointment. Upon the resignation or removal of any Trustee, or his or her otherwise ceasing to be a Trustee, he or she shall execute and deliver such documents as the remaining Trustees shall require for the conveyance of any Trust property held in his or her name, shall account to the remaining trustees as they require for all property which he or she holds as Trustee and shall thereupon be discharged as Trustee. Upon the incapacity or death of any Trustee, his or her legal representative shall perform the acts set forth in the preceding sentence and the discharge mentioned therein shall run to such legal representative and to the incapacitated Trustee or the estate of the deceased Trustee, as the case may be. "Cause" for these purposes shall require willful misconduct, dishonesty or fraud on the part of the Trustee in the conduct of his office or such Trustee being convicted of a felony.

        Section 4.3    Effect of Death, Resignation, etc. of a Trustee.    The death, declination, resignation, retirement, removal, disqualification or incapacity of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration. Until vacancies are filled, the remaining Trustee or Trustees (even though fewer than three) may exercise the powers of the Trustees hereunder.

        Section 4.4    Powers.    Subject to any express limitations contained in this Declaration or in the Bylaws, the business and affairs of the Trust shall be managed under the direction of the Board of Trustees and the Board of Trustees shall have full, exclusive and absolute power, control and authority over any and all property of the Trust. The Board of Trustees may take any action as in its sole judgment and discretion is necessary or appropriate to conduct the business and affairs of the Trust.

This Declaration shall be construed with the presumption in favor of the grant of power and authority to the Board of Trustees. Any construction of this Declaration or determination made in good faith by the Board of Trustees concerning its powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Trustees included in this Declaration or in the Bylaws shall in no way be construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board or the Trustees under the general laws of the State of Delaware or any other applicable laws.

        Without limiting the foregoing, and in addition to the powers expressed or enumerated elsewhere in this Declaration, the Trustees may elect and remove such officers and appoint and terminate such agents as they consider appropriate; appoint from their own number, and terminate, any one or more Committees consisting of one or more Trustees, including any one or more executive Committees which may, when the Trustees are not in session, exercise some or all of the power and authority of the Trustees as the Trustees may determine; appoint an advisory board, the members of which shall not be Trustees and need not be Shareholders; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of the Trust's assets in a system or systems for the central handling of securities; retain a transfer agent or a shareholder servicing agent, or both; provide for the distribution of Shares by the Trust through one or more underwriters or otherwise; set record dates for the determination of Shareholders with respect to various matters; and delegate such authority as they consider desirable to any officer of the Trust, to any Committee and to any agent or employee of the Trust or to any such custodian or underwriter.

        Without limiting the foregoing, the Trustees shall have power and authority, in the name and on behalf of the Trust:

          (a)   to elect and to revoke the status of the Trust as a "regulated investment company" under the Code;

          (b)   to invest and reinvest cash, and to hold cash uninvested;

          (c)   to sell, exchange, lend, pledge, mortgage, hypothecate, write options on and lease any or all of the assets of the Trust;

          (d)   to vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

          (e)   to exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

          (f)    to hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in the name of the Trustees or of the Trust or in the name of a custodian, subcustodian or other depository or a nominee or nominees or otherwise;

          (g)   to the extent necessary or appropriate to give effect to the preferences, special or relative rights and privileges of any classes or series of Shares, to allocate assets, liabilities, income and expenses of the Trust to a particular class or classes or series of Shares or to apportion the same among two or more classes or series;

          (h)   to consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security of which is or was held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer, and to pay calls or subscriptions with respect to any security held in the Trust;

          (i)    to join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

          (j)    to compromise, arbitrate or otherwise adjust claims in favor of or against the Trust on any matter in controversy, including, without limitation, claims for taxes;

          (k)   to enter into joint ventures, general or limited partnerships, limited liability companies, and any other combinations or associations;

          (l)    to borrow funds;

          (m)  to endorse or guarantee the payment of any notes or other obligations of any person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust property or any part thereof to secure any of or all of such obligations;

          (n)   to indemnify or to purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business of the Trust, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and indemnities or insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, sub-advisers or managers, administrator or sub-administrator, underwriters or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Shareholder, Trustee, officer, employee, agent, investment adviser, sub-adviser or manager, administrator or sub-administrator, underwriter or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability;

          (o)   to pay pensions for faithful service, as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

          (p)   to purchase or otherwise acquire Shares;

          (q)   to engage in any other lawful act or activity in which business corporations organized under the laws of the State of Delaware may engage; and

          (r)   to change the domicile of the Trust's existence as may permitted by the 1940 Act and any other applicable law.

        The Trustees shall not in any way be bound or limited by any present or future law or custom in regard to investments by trustees.

        Any action to be taken by the Trustees may be taken within or without the State of Delaware.

        Section 4.5    Advisory, Management and Distribution Services.    The Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association or other Person (the "Manager"), every such contract to comply with such requirements and restrictions as may be set forth in the Bylaws and applicable law; and any such contract may provide for one or more sub-advisers or other agents who shall perform all or part of the obligations of the Manager under such contract and contain such other terms interpretive of or in addition to said requirements and restrictions as the Trustees may determine, including, without limitation, authority to determine from time to time what investments shall be purchased, held, sold, or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust's investments. The Trustees may also, at any time and from time to time, contract with the Manager or any other corporation, trust, association or other Person, appointing it exclusive or nonexclusive distributor or underwriter for the Shares, every such contract to comply with such requirements and restrictions as may be set forth in the Bylaws and applicable law; and any such contract may contain such other terms interpretive of or in addition to said requirements and restrictions as the Trustees may determine.

        The fact that:

          (a)   any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, sub-adviser, underwriter or distributor or agent of or for any corporation, trust, association or other Person, or of or for any parent or affiliate of any Person, with which an advisory, sub-advisory or management contract, or underwriter's or distributor's contract, or transfer, shareholder servicing or other agency contract may have been or may hereafter be made, or that any such Person, or any parent or affiliate thereof, is a Shareholder or has an interest in the Trust, or that

          (b)   any corporation, trust, association or other Person with which an advisory, sub-advisory or management contract or underwriter's or distributor's contract or transfer, shareholder servicing or other agency contract may have been or may hereafter be made also has an advisory, sub-advisory or management contract, or underwriter's or distributor's contract or transfer, shareholder servicing or other agency contract with one or more other corporations, trusts, associations or other Persons, or has other business or interests, including competitive business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

ARTICLE V

RESTRICTIONS ON TRANSFER AND OWNERSHIP OF SHARES

        Section 5.1    Definitions.    For the purpose of this Article V, the following terms shall have the following meanings:

        "Affiliate" shall mean, with respect to any Person, another Person controlled by, controlling or under common control with such Person.

        "Beneficial Ownership" shall mean ownership of Equity Shares by a Person, whether the interest in Equity Shares is held directly or indirectly (including by a nominee), and shall include, but not be limited to, interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms "Beneficial Owner", "Beneficially Owns" and "Beneficially Owned" shall have the correlative meanings.

        "Business Day" shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

        "Charitable Beneficiary" shall mean one or more beneficiaries of the Charitable Trust as determined pursuant to Section 5.3.5, provided, that, each such organization shall be described in Section 501(c)(3) of the Code and contributions to each such organization shall be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code. If the Code shall cease to so define a charitable organization, "Charitable Beneficiary" shall mean an entity organized to do work for charitable purposes and not for profit.

        "Charitable Trust" shall mean any trust provided for in Section 5.3.1.

        "Charitable Trustee" shall mean each Person unaffiliated with the Trust and unaffiliated with the Prohibited Owner, that is appointed by a majority of the Trustees to serve as a trustee of a Charitable Trust.

        "Constructive Ownership" shall mean ownership of Equity Shares by a Person, whether the interest in Equity Shares is held directly or indirectly (including by a nominee), and shall include any interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code or treated as beneficially owned under Rule 13d-3 under the Exchange Act. The terms "Constructive Owner", "Constructively Owns" and "Constructively Owned" shall have the correlative meanings.

        "Equity Shares" shall mean all Shares of all classes and series, including, without limitation, Common Shares and Preferred Shares.

        "Excepted Holder" shall mean a Shareholder for whom an Excepted Holder Limit is created by this Article V or by the Board of Trustees pursuant to Section 5.2.7.

        "Excepted Holder Limit" shall mean, provided, that, and only so long as the affected Excepted Holder complies with all of the requirements established by the Board of Trustees pursuant to Section 5.2.7, the percentage limit established by the Board of Trustees.

        "Investee" shall mean a Person whose shares or other equity are owned by the Trust.

        "Market Price" on any date shall mean, with respect to any class or series of outstanding Equity Shares, the Closing Price for such Equity Shares on such date. The "Closing Price" on any date shall mean the last sale price for such Equity Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Equity Shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE Amex LLC or, if such Equity Shares are not listed or admitted to trading on the NYSE Amex LLC, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Equity Shares are listed or admitted to trading or, if such Equity Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such Equity Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Equity Shares selected by the Trustees or, in the event that no trading price is available for such Equity Shares, the fair market value of Equity Shares, as determined in good faith by the Trustees.

        "Ownership Limit" shall mean (a) with respect to the Common Shares, 9.8% (in value or vote, whichever is more restrictive) of the Common Shares outstanding at the time of determination, (b) with respect to any other class or series of Shares, 9.8% (in value or vote, whichever is more restrictive) of the Shares of such class or series outstanding at the time of determination and (c) 9.8% (in value or vote, whichever is more restrictive) of the aggregate of the outstanding Equity Shares.

        "Prohibited Owner" shall mean any Person who, but for the provisions of Section 5.2.1, would Beneficially Own or Constructively Own Equity Shares in excess of the Ownership Limit, and if appropriate in the context, shall also mean any Person who would have been the record owner of Equity Shares that the Prohibited Owner would have so owned.

        "REIT" shall mean a "real estate investment trust" within the meaning of Section 856 of the Code.

        "Transfer" shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event (or any agreement to take such actions or cause any such events) that causes any Person to acquire Beneficial Ownership or Constructive Ownership of Equity Shares or the right to vote or receive dividends on Equity Shares, including, without limitation, (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Equity Shares or any interest in Equity Shares or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Equity Shares; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms "Transferring" and "Transferred" shall have the correlative meanings.

        Section 5.2    Equity Shares.

          Section 5.2.1    Ownership Limitations.

            (a)    Basic Restrictions.

                (i)  (1) No Person, other than an Excepted Holder and other than RMR Advisors or its Affiliates, shall Beneficially Own or Constructively Own Equity Shares in excess of the Ownership Limit and (2) no Excepted Holder shall Beneficially Own or Constructively Own Equity Shares in excess of the Excepted Holder Limit for such Excepted Holder.

               (ii)  No Person, other than an Excepted Holder and other than RMR Advisors or its Affiliates, shall Beneficially Own or Constructively Own Equity Shares to the extent that such Beneficial Ownership or Constructive Ownership of Equity Shares would result in (1) the Trust being "closely held" within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or (2) any Investees that are otherwise REITs failing to qualify as a REIT (including, without limitation, Beneficial Ownership or Constructive Ownership that would result in the Trust or any Investees that are otherwise REITs, as the case may be, owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by such Investees that are otherwise REITs or any of their respective Affiliates, as the case may be, from such tenant would cause any such Investees that are otherwise REITs to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

              (iii)  Subject to Section 5.5, notwithstanding any other provisions contained herein, any Transfer of Equity Shares (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE Amex LLC or any other national securities exchange or automated inter-dealer quotation system) that, if effective, would result in Equity Shares being Beneficially Owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in the Excess Shares.

            (b)    Transfer in Trust or Voided Transfer.    If any Transfer of Equity Shares occurs (whether or not such Transfer is the result of a transaction entered into through the facilities of a national securities exchange or automated inter-dealer quotation system) which, if effective, would result in any Person Beneficially Owning or Constructively Owning Equity Shares in violation of Section 5.2.1(a)(i), (ii) or (iii), as applicable, then the Board of Trustees shall be authorized and empowered to deem (and if so deemed, such action and result shall be deemed to occur and the officers of the Trust shall be authorized to take such actions in the name and on behalf of the Trust authorized by the Board of Trustees to effectuate the same):

                (i)  that number of Equity Shares the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 5.2.1(a)(i), (ii) or (iii) (rounded up to the nearest whole share, and such excess shares, the "Excess

      Shares") to be automatically transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section 5.3, effective as of the close of business on the Business Day prior to the date of such determination of such Transfer or at such other time determined by the Board of Trustees, and such Person shall acquire no rights in such Equity Shares; or

               (ii)  to the fullest extent permitted by law, the Transfer of Excess Shares to be void ab initio, in which case, the intended transferee shall acquire no rights in the Excess Shares.

            (c)    Cooperation.    The Shareholder that would otherwise qualify as a Prohibited Owner absent the application of the provisions of Section 5.2.1(b) shall use best efforts and take all actions necessary or requested by the Trust to cooperate with effecting the actions taken by the Board of Trustees pursuant to Section 5.2.1(b), including, without limitation, informing the Trust where any Excess Shares may be held and instructing its agents to cooperate in the prompt implementation and effectuation of the actions so taken by the Board of Trustees.

          Section 5.2.2    Remedies for Breach.    If the Board of Trustees or any duly authorized Committee shall at any time determine that a Transfer or other event has taken place that results in a violation of Section 5.2.1 or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any Equity Shares in violation of Section 5.2.1 (whether or not such violation is intended), the Board of Trustees or a Committee may take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Trust to redeem Equity Shares, refusing to give effect to such Transfer on the books of the Trust or the Trust's transfer agent or instituting proceedings to enjoin such Transfer or other event and such Person shall be liable, without limitation, for all costs incurred in connection therewith and pursuant to Section 8.9, including the costs and expenses of the Charitable Trustee. This Section 5.2.2 shall not in any way limit the provisions of Section 5.2.1(b).

          Section 5.2.3    Notice of Restricted Transfer.    Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Equity Shares that will or may violate Section 5.2.1(a), or any Person who would have owned Excess Shares, shall immediately give written notice to the Trust of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Trust such other information as the Trust may request.

          Section 5.2.4    Owners Required To Provide Information.    Every Shareholder of five percent or more of any series or any class of outstanding Equity Shares at the time of determination, within 30 days after the end of each taxable year and also within three business days after a request from the Trust, shall give written notice to the Trust stating the name and address of such owner, the number of Equity Shares actually owned and the number of Equity Shares Beneficially Owned or Constructively Owned, and a description of the manner in which such shares are held; provided, that, a Shareholder who holds Equity Shares as nominee for another Person, which other Person is required to include in gross income the distributions received on such Equity Shares (an "Actual Owner"), shall give written notice to the Trust stating the name and address of such Actual Owner and the number of Equity Shares of such Actual Owner with respect to which the Shareholder is nominee. Each such Shareholder and each Actual Owner shall provide to the Trust such additional information as the Trust may request in order to determine the effect, if any, of such Beneficial Ownership or Constructive Ownership on the status of any Investee as a REIT and to ensure compliance with the Ownership Limit. Each Person who is a Beneficial Owner or Constructive Owner of Equity Shares and each Person (including the Shareholder of record) who is holding Equity Shares for a Beneficial Owner or Constructive Owner shall provide to the Trust such information as the Trust may request, in good faith, in order to comply with requirements of any taxing authority or other governmental authority or to determine such compliance.

          Section 5.2.5    Remedies Not Limited.    Nothing contained in this Article V shall limit the authority of the Trustees to take such other action as they deem necessary or advisable to protect the Trust and the interests of its Shareholders in preserving any Investee's status as a REIT or to enforce the limitation in Section 5.2.1 for other purposes which the Trustees deem advisable.

          Section 5.2.6    Ambiguity.    In the case of an ambiguity in the application of any of the provisions of this Section 5.2, Section 5.3 or any definition contained in Section 5.1, the Trustees shall have the power to determine the application of the provisions of this Section 5.2 or Sections 5.1 or 5.3 with respect to any situation based on the facts known to them. In the event Sections 5.1, 5.2 or 5.3 require an action by the Trustees and this Declaration fails to provide specific guidance with respect to such action, the Trustees with the advice of counsel shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 5.1, 5.2 or 5.3.

          Section 5.2.7    Exceptions.

            (a)   The Board of Trustees, in its sole discretion, may grant to any Person who makes a request therefor (a "Requesting Person") an exception to the Ownership Limit (or one or more elements thereof) with respect to the ownership of any series or class of Shares, subject to the following conditions and limitations: (i) the Board of Trustees shall have determined, in its discretion, that: (A) the Beneficial Ownership or Constructive Ownership of Equity Shares by such Shareholder in excess of the Ownership Limit would not violate Section 5.2.1(a)(ii), (B) the Requesting Person's ownership of Equity Shares in excess of the Ownership Limit pursuant to the exception requested hereunder (together with the ownership of Equity Shares by all other Persons as permitted under this Article V, taking into account any previously granted exceptions pursuant hereto) would not cause a default under the terms of any contract to which the Trust or any of its subsidiaries is a party or reasonably expects to become a party and (C) the Requesting Person's ownership of Shares in excess of the Ownership Limit pursuant to the exception requested hereunder (together with the ownership of Shares by all other Persons as permitted under this Article V, taking into account any previously granted exceptions pursuant hereto) is in the best interests of the Trust; and (ii)(A) prior to granting any exception pursuant to this Section 5.2.7(a), the Board of Trustees may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Trustees in its sole discretion, as it may deem necessary or advisable in order to determine or ensure any Investee's status as a REIT and (B) such Requesting Person provides to the Board of Trustees, for the benefit of the Trust, such representations and undertakings, if any, as the Board of Trustees may, in its discretion, determine to be necessary in order for it to make the determination that the conditions set forth in Section 5.2.7(a)(i) have been and/or will continue to be satisfied (including, without limitation, an agreement as to a reduced Ownership Limit or Excepted Holder Limit for such Requesting Person with respect to the Constructive Ownership of one or more other classes or series of Equity Shares not subject to the exception), and such Requesting Person agrees that any violation of such representations and undertakings or any attempted violation thereof will give rise to the application of the remedies set forth in Sections 5.2.1(b) and 5.2.2 with respect to Equity Shares held in excess of the Ownership Limit or the Excepted Holder Limit (as may be applicable) with respect to such Requesting Person (determined without regard to the exception granted such Requesting Person under this Section 5.2.7(a). If a member of the Board of Trustees requests that the Board of Trustees grant an exception pursuant to this Section 5.2.7 with respect to such member, or with respect to any other Person if such member of the Board of Trustees would be considered to be the Beneficial Owner or

    Constructive Owner of Equity Shares owned by such other Person, such member of the Board of Trustees shall not participate in the decision of the Board of Trustees as to whether to grant any such exception.

            (b)   In determining whether to grant any exemption pursuant to Section 5.2.7(a), the Trustees may consider, among other factors, (i) the general reputation and moral character of the Requesting Person, (ii) whether ownership of Equity Shares would be direct or through ownership attribution, (iii) whether the Person's ownership of Equity Shares would adversely affect any Investee's ability to acquire additional properties or additional investments in other issuers, (iv) whether granting an exemption for the Requesting Person would adversely affect any of the Trust's existing contractual arrangements, (v) whether the Requesting Person has been approved as an owner of the Trust by all regulatory or other governmental authorities who have jurisdiction over the Trust and (vi) whether the Requesting Person is attempting to change control of the Trust or affect its policies in a way which the Board of Trustees, in its discretion, considers adverse to the best interest of the Trust or its Shareholders. Nothing in this Section 5.2.7(b) shall be interpreted to mean that the Board of Trustees may not act in its discretion in making any determination under Section 5.2.1(b).

            (c)   An underwriter or initial purchaser that participates in a public offering or a private placement of Equity Shares (or securities convertible into or exchangeable for Equity Shares) may Beneficially Own or Constructively Own Equity Shares (or securities convertible into or exchangeable for Equity Shares) in excess of the Ownership Limit or the limitations in Section 5.2.1(a)(ii), but only to the extent necessary to facilitate such public offering or private placement as determined by the Board of Trustees.

        Section 5.3    Transfer of Equity Shares in Trust.

          Section 5.3.1    Ownership in Trust.    Upon any purported Transfer or other event described in Section 5.2.1(b) that results in a transfer of Equity Shares to a Charitable Trust, such Equity Shares shall be deemed to have been transferred to the Charitable Trustee as trustee or trustees, as applicable, of a Charitable Trust for the exclusive benefit of one or more Charitable Beneficiaries (except to the extent otherwise provided in Section 5.3.5). Such transfer to the Charitable Trustee shall be deemed to be effective as of the time provided in Section 5.2.1(b). Any Charitable Trustee shall be appointed by the Trust and shall be a Person unaffiliated with the Trust and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Trust as provided in Section 5.3.7. Each Shareholder, to the fullest extent permitted by law, hereby constitutes and appoints the Charitable Trustee or, in the absence of a Charitable Trustee, any Trustee, with full power of substitution, as such Shareholder's true and lawful agent and attorney-in-fact, with full power and authority in the name, place and stead of such Shareholder, to take all further action, if any, necessary to cause the Excess Shares to be transferred to a Charitable Trust for the benefit of a Charitable Beneficiary as contemplated by this Article V and to fully implement the purposes and effects of this Article V with respect to all Excess Shares.

          Section 5.3.2    Status of Shares Held by a Charitable Trustee.    Equity Shares held by a Charitable Trustee shall be issued and outstanding Equity Shares of the Trust. The Prohibited Owner shall:

            (a)   have no rights in the shares held by the Charitable Trustee;

            (b)   not benefit economically from ownership of any shares or other property held in trust by the Charitable Trustee (except to the extent otherwise provided in Section 5.3.5);

            (c)   have no rights to dividends or other distributions;

            (d)   not possess any rights to vote or other rights attributable to the shares held in the Charitable Trust; and

            (e)   have no claim, cause of action or other recourse whatsoever against the purported transferor of such Equity Shares.

          Section 5.3.3    Dividend and Voting Rights.    The Charitable Trustee shall have all voting rights and rights to dividends or other distributions with respect to Equity Shares held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary (except to the extent otherwise provided in Section 5.3.5). Any dividend or other distribution paid with respect to any Equity Shares which constituted Excess Shares at such time and prior to the Equity Shares having been transferred to the Charitable Trustee shall be paid to the Charitable Trustee by the Prohibited Owner upon demand and any dividend or other distribution authorized but unpaid with respect to such Equity Shares shall be paid when due to the Charitable Trustee. Any dividends or distributions so paid to the Charitable Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Charitable Trust and effective as of the date that Equity Shares have been transferred to the Charitable Trustee, the Charitable Trustee shall have the authority (at the Charitable Trustee's sole discretion) (a) to rescind as void any vote cast by a Prohibited Owner with respect to such Equity Shares at any time such Equity Shares constituted Excess Shares with respect to such Prohibited Owner and (b) to recast such vote in accordance with the desires of the Charitable Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Trust has already taken irreversible action, then the Charitable Trustee shall not have the power to rescind and recast such vote. Notwithstanding the provisions of this Article V, until the Equity Shares have been transferred into a Charitable Trust, the Trust shall be entitled to rely on its share transfer and other shareholder records for purposes of preparing lists of Shareholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of Shareholders.

          Section 5.3.4    Rights upon Liquidation.    Upon any voluntary or involuntary liquidation, dissolution or winding up of or any distribution of the assets of the Trust, the Charitable Trustee shall be entitled to receive, ratably with each other holder of Equity Shares of the class or series of Equity Shares that is held in the Charitable Trust, that portion of the assets of the Trust available for distribution to the holders of such class or series (determined based upon the ratio that the number of shares of such class or series of Equity Shares held by the Charitable Trustee bears to the total number of shares of such class or series of Equity Shares then outstanding). The Charitable Trustee shall distribute any such assets received in respect of the Equity Shares held in the Charitable Trust in any liquidation, dissolution or winding up or distribution of the assets of the Trust, in accordance with Section 5.3.5.

          Section 5.3.5    Sale of Shares by Charitable Trustee.    Unless otherwise directed by the Board of Trustees, within 20 days of receiving notice from the Trust that Equity Shares have been transferred to the Charitable Trust, or as soon thereafter as practicable, the Charitable Trustee shall sell the Equity Shares held in the Charitable Trust (together with the right to receive dividends or other distributions with respect to any Equity Shares transferred to the Charitable Trustee as a result of the operation of Section 5.2.1(b)) to a Person, designated by the Charitable Trustee, whose ownership of the Equity Shares will not violate the Ownership Limit. Upon such sale, the interest of the Charitable Beneficiary in the Equity Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 5.3.5. A Prohibited Owner shall receive the lesser of (a) the net price paid by the Prohibited Owner for the Equity Shares or, if the Prohibited

  Owner did not give value for the Equity Shares in connection with the event causing the Equity Shares to be held in the Charitable Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the Equity Shares on the day of the event causing the Equity Shares to be held in the Charitable Trust, less the costs, expenses and compensation of the Charitable Trustee and the Trust as provided in Section 5.4 and (b) the net sale proceeds received by the Charitable Trustee from the sale or other disposition of the Equity Shares held in the Charitable Trust. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary, less the costs, expenses and compensation of the Charitable Trustee and the Trust as provided in Section 5.4. If such Equity Shares are sold by a Prohibited Owner, then (a) such Equity Shares shall be deemed to have been sold on behalf of the Charitable Trust and (b) to the extent that the Prohibited Owner received an amount for such Equity Shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 5.3.5, such excess shall be paid promptly to the Charitable Trustee upon demand.

          Section 5.3.6    Trust's Purchase Right in Excess Shares.    Notwithstanding any transfer of Excess Shares to a Charitable Trust pursuant to this Article V, Excess Shares shall be deemed to have been offered for sale to the Trust, or its designee, at a price per share equal to the lesser of (a) the price per share in the transaction that resulted in such Equity Shares becoming Excess Shares (or, if the Prohibited Owner did not give value for such Equity Shares, such as in the case of a devise, gift or other such transaction, the Market Price per such Equity Share on the day of the event causing the Equity Shares to become Excess Shares) and (b) the Market Price per such share on the date the Trust, or its designee, accepts such offer, in each case of clauses (a) and (b) of this sentence, less the costs, expenses and compensation of the Charitable Trustee, if any, and the Trust as provided in Section 5.4. The Trust shall have the right to accept such offer until the Charitable Trustee, if any, has sold the Equity Shares held in the Charitable Trust, if any, pursuant to Section 5.3.5. Upon such a sale to the Trust, if a Charitable Trust has been established pursuant to this Article V, the interest of the Charitable Beneficiary in the Equity Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and the Charitable Beneficiary as provided in Section 5.3.5.

          Section 5.3.7    Designation of Charitable Beneficiaries.    By written notice to the Charitable Trustee, the Trust shall designate from time to time one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (a) Equity Shares held in the Charitable Trust would not violate the restrictions set forth in Section 5.2.1(a) in the hands of such Charitable Beneficiary and (b) contributions to each such organization shall be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code. The Charitable Beneficiary shall not obtain any enforceable right to the Charitable Trust or any of its trust corpus until so designated and thereafter any such rights remain subject to the provisions of this Article V, including, without limitation, Section 5.3.8.

          Section 5.3.8    Retroactive Changes.    Notwithstanding any other provisions of this Article V, the Board of Trustees is authorized and empowered to retroactively amend, alter or repeal any rights which the Charitable Trust, the Charitable Trustee or the Charitable Beneficiary may have under this Article V, including, without limitation, granting retroactive Excepted Holder status to any otherwise Prohibited Owner, with the effect of any transfer of Excess Shares to a Charitable Trust being fully and retroactively revoked; provided, however, that the Board of Trustees shall not have the authority or power to retroactively amend, alter or repeal any obligations to pay amounts incurred prior to such time and owed or payable to the Charitable Trustee pursuant to Section 5.4.

        Section 5.4    Costs, Expenses and Compensation of Charitable Trustee and the Trust.

          Section 5.4.1    Indemnification of the Charitable Trustee.    The Charitable Trustee shall be indemnified by the Trust or from the proceeds from the sale of Equity Shares held in the Charitable Trust, as further provided in this Article V, for its costs and expenses reasonably incurred in connection with conducting its duties and satisfying its obligations pursuant to this Article V.

          Section 5.4.2    Compensation.    The Charitable Trustee shall be entitled to receive reasonable compensation for services provided by the Charitable Trustee in connection with serving as a Charitable Trustee, the amount and form of which shall be determined by agreement of the Board of Trustees and the Charitable Trustee.

          Section 5.4.3    Reimbursement of Costs, Expenses and Compensation.    Costs, expenses and compensation payable to the Charitable Trustee pursuant to Sections 5.4.1 and 5.4.2 may be funded from the Charitable Trust or by the Trust. The Trust shall be entitled to reimbursement on a first priority basis (after payment in full of amounts payable to the Charitable Trustee pursuant to Sections 5.4.1 and 5.4.2) from the Charitable Trust for any such amounts funded by the Trust. Costs and expenses incurred by the Trust in the process of enforcing the ownership limitation set forth in Section 5.2.1(b), in addition to reimbursement of costs, expenses and compensation of the Charitable Trustee which have been funded by the Trust, may be collected from the Charitable Trust; provided, however, that the ability of the Trust to fund its costs from the Charitable Trust shall not relieve the Prohibited Owner from his or her obligation to reimburse the Trust for costs under Section 8.9, except to the extent the Trust has in fact been previously paid from the Charitable Trust; nor will the possibility of the Trust receiving payment from the Charitable Trust create a marshalling obligation which would require the Trust to reimburse itself from the Charitable Trust before enforcing the Trust's claims under Section 8.9 or otherwise.

        Section 5.5    NYSE Amex LLC Transactions and Contracts.    Nothing in this Article V shall preclude the settlement of any transaction entered into through the facilities of the NYSE Amex LLC or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction takes place shall not negate the effect of any other provision of this Article V and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article V. Any affirmative vote or consent of the Trustees or Shareholders required by this Declaration shall be in addition to the vote or consent of Trustees or Shareholder required by law or by any agreement between the Trust and the NYSE Amex LLC or any other national securities exchange.

        Section 5.6    Enforcement.    The Trust is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article V.

        Section 5.7    Non-Waiver.    No delay or failure on the part of the Trust or the Board of Trustees in exercising any right hereunder shall operate as a waiver of any right of the Trust or the Board of Trustees, as the case may be, except to the extent specifically waived in writing.

        Section 5.8    Enforceability.    If any of the restrictions on transfer of Shares contained in this Article V are determined to be void, invalid or unenforceable by any court of competent jurisdiction, then, to the fullest extent permitted by law, the Prohibited Owner may be deemed, at the option of the Trust, to have acted as an agent of the Trust in acquiring such Equity Shares and to hold such Equity Shares on behalf of the Trust.

        Section 5.9    Continued Effect.    The provisions of this Article V shall continue in full force and effect indefinitely, regardless of whether or not the Trust qualifies as a REIT.

 ARTICLE VI

SHAREHOLDERS' VOTING POWERS AND MEETINGS

        Section 6.1    General.    Except as otherwise provided in this Article VI or elsewhere in this Declaration, Shareholders shall have such power to vote as is provided for in, and shall and may hold meetings and take actions pursuant to, the provisions of the Bylaws.

        Section 6.2    Voting Powers as to Certain Transactions.

          (a)   Except as otherwise provided in Section 6.2(b), the affirmative vote or consent of at least a majority of the Trustees of the Trust then in office and, except where a different voting standard is required by the 1940 Act or any other applicable law, at least a majority of all the votes cast at a meeting of Shareholders duly called and at which a quorum is present (by class or series or in combination as may be established in the Bylaws or by the Trustees) shall be necessary to authorize any of the following actions:

              (i)  the merger or consolidation or share exchange of the Trust with or into any other Person or company (including, without limitation, a partnership, corporation, joint venture, business trust, common law trust or any other business organization) or of any such Person or company with or into the Trust;

             (ii)  the sale, lease or transfer of all or substantially all of the Trust's assets; or

            (iii)  the liquidation or termination of the Trust.

          (b)   Notwithstanding anything to the contrary in Section 6.2(a): (i) the granting of a pledge or security interest in all or substantially all of the Trust's assets may be done by majority vote of the Trustees then in office and without Shareholder approval even if such pledge may result in sale or transfer of all or substantially all of the Trust's assets in the event that the Trust defaults upon obligations which are secured by such security interest or pledge; and (ii) if any of the actions described in Section 6.2(a) are approved by 75% of the Trustees then in office, then no Shareholder approval will be required for such actions except to the extent Shareholder approval is required by applicable law, and, if approval by Shareholders is required by applicable law, the vote required shall be a majority (or the least amount legally permitted if higher than a simple majority) of Shares voted or, if applicable law does not permit approval by a percentage of Shares voted, the vote required shall be a majority (or the least amount legally permitted if higher than a simple majority) of Shares outstanding and entitled to vote.

        Section 6.3    Voting Rights.    Subject to the provisions of any class or series of Shares then outstanding, the Shareholders shall be entitled to vote only on the following matters: (a) election of Trustees as provided in Section 4.1 and the removal of Trustees as provided in Section 4.2; (b) amendment of this Declaration as provided in Section 11.2; (c) conversion to an open-end company as provided in Section 6.4; (d) the matters provided for in Section 6.2; (e) such other matters required by the 1940 Act or any other applicable law to be approved by Shareholders; and (f) such other matters with respect to which the Board of Trustees has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the Shareholders for approval or ratification. Except with respect to the matters set forth in clauses (a) through (e) of this Section 6.3, no action taken by the Shareholders at any meeting shall in any way bind the Board of Trustees.

        Section 6.4    Conversion to Open-End Company.    Notwithstanding any other provisions in this Declaration or the Bylaws, the conversion of the Trust or any class or series of Shares from a "closed-end company" to an "open-end company", as those terms are defined in Sections 5(a)(2) and 5(a)(1), respectively, of the Investment Company Act of 1940 (as in effect on the date of this

Declaration), together with any necessary amendments to this Declaration to permit such a conversion, shall require the affirmative vote or consent of at least 75% of each class of Shares outstanding and entitled to vote on the matter and 75% of the Trustees then in office.

        Section 6.5    Shareholder Meetings.    Except as required by applicable law, actions by Shareholders which are required or permitted may only be taken at a meeting, and Shareholder meetings may only be called by the Trustees.

        Section 6.6    Inspection of Records.    All Shareholders' requests to inspect the records of the Trust shall be submitted by Shareholders to the Trustees in writing. Upon receipt of such requests, the Trustees may establish procedures for such inspections. To preserve the integrity of the Trust's records, the Trustees may provide certified copies of Trust records rather than originals. The Trustees shall not be required to create records or obtain records from third parties to satisfy Shareholders' requests. The Trustees may require Shareholders to pay in advance or otherwise indemnify the Trust for the costs and expenses of Shareholders' inspection of records. Nothing in this Section 6.6 is intended nor shall be construed to permit Shareholders to inspect the records of the Trust except as may be permitted by the Trustees or as may be required by applicable law.

ARTICLE VII

DISTRIBUTIONS AND DETERMINATION OF NET ASSET VALUE

        Section 7.1    Distributions.    The Trustees may each year, or more frequently if they so desire, but need not, distribute to the Shareholders of any or all classes or series of Shares such income and gains, accrued or realized, as the Trustees may determine, after providing for actual and accrued expenses and liabilities (including such reserves as the Trustees may establish) determined in accordance with good accounting practices and subject to the preferences, special or relative rights and privileges of the various classes or series of Shares. The Trustees shall have full discretion to determine which items shall be treated as income and which items as capital and their determination shall be binding upon the Shareholders. Distributions of income for each year or other period, if any be made, may be made in one or more payments, which shall be in Shares, in cash or otherwise and on a date or dates and as of a record date or dates determined by the Trustees. At any time and from time to time in their discretion, the Trustees may distribute to the Shareholders as of a record date or dates determined by the Trustees, in Shares, in cash or otherwise, all or part of any gains realized on the sale or disposition of property or otherwise, or all or part of any other principal of the Trust. Each distribution pursuant to this Section 7.1 to the Shareholders of a particular class or series shall be made ratably according to the number of Shares of such class or series held by the several Shareholders on the applicable record date thereof, provided, that, no distribution need be made on Shares purchased pursuant to orders received, or for which payment is made, after such time or times as the Trustees may determine. Any such distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with Section 7.2, or at such other value as may be specified by the Bylaws or as the Trustees may from time to time determine, subject to applicable laws and regulations then in effect.

        Section 7.2    Determination of Net Asset Value.    The net asset value per share of each class and each series of Shares of the Trust shall be determined in accordance with the 1940 Act and any related procedures adopted by the Trustees from time to time. Determinations made under and pursuant to this Section 7.2 in good faith shall be binding on all parties concerned.

 ARTICLE VIII

LIABILITY LIMITATION, INDEMNIFICATION, TRANSACTIONS WITH
THE TRUST AND IMPACT OF CORPORATE LAW

        Section 8.1    Limitation of Trustee Liability.    The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, adviser, sub-adviser, manager or underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the conduct of his or her required duties. Every note, bond, contract, instrument, certificate, Share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

        Section 8.2    Indemnification of Shareholders.    In the event that any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be indemnified by the Trust out of the Trust's property against all loss and expense arising from such liability.

        Section 8.3    Indemnification of Trustees, Officers etc.    At the discretion of the Board of the Trustees, the Trust may indemnify a Trustee or officer (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including, without limitation, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees incurred by any such Covered Person, may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII.

        Section 8.4    Indemnification Not Exclusive.    The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of such person; provided, however, that the Trust shall not purchase or maintain any such liability insurance in contravention of applicable law.

        Section 8.5    Transactions Between the Trust and its Trustees, Officers, Employees and Agents.    (a) Subject to any express restrictions adopted by the Trustees in the Bylaws or by resolution, the Trust may enter into any contract or transaction of any kind, whether or not any of its Trustees, officers, employees or agents has a financial interest in such transaction, with any person, including any Trustee, officer, employee or agent of the Trust or any person affiliated with a Trustee, officer, employee or agent of the Trust or in which a Trustee, officer, employee or agent of the Trust has a material financial interest. To the extent permitted by applicable law, a contract or other transaction between the Trust and any Trustee or between the Trust and RMR Advisors or any other corporation, trust, firm, or other entity in which any Trustee is a director or trustee or has a material financial interest shall not be void or voidable if:

              (i)  The fact of the common directorship, trusteeship or interest is disclosed or known to the Trustees or a proper committee thereof, and the Trustees or such committee authorizes, approves or ratifies the contract or transaction by the affirmative vote of a majority of disinterested Trustees, even if the disinterested Trustees constitute less than a quorum; or

             (ii)  The contract or transaction is authorized, approved, or ratified by a majority of Shares voted or, if applicable law does not permit approval by a percentage of Shares voted, the vote required shall be a majority (or the least amount legally permitted if higher than the majority) of Shares outstanding and entitled to vote; or

            (iii)  The contract or transaction is fair and reasonable to the Trust.

          (b)   Whether or not they may be legally entitled to vote on the matters described in this Section 8.5, interested Trustees or the Shares owned by them or by an interested corporation, trust, firm or other entity may be counted in determining the presence of a quorum at a meeting of the Trustees or a committee thereof or at a meeting of the Shareholders, as the case may be, at which the contract or transaction is authorized, approved or ratified.

          (c)   The failure of a contract or other transaction between the Trust and any Trustee or between the Trust and RMR Advisors or any other corporation, trust, firm, or other entity in which any Trustee is a director or trustee or has a material financial interest to satisfy the criteria set forth in Section 8.5(a) shall not create any presumption that such contract or other transaction is void, voidable or otherwise invalid, and any such contract or other transaction shall be valid to the fullest extent permitted by applicable law.

        Section 8.6    General Corporate Law.    To the fullest extent permitted by applicable law, the establishment of Trustees limitation of liability as set forth in Section 8.1 and the providing of indemnity or contracting with related parties described in this Article VIII in accordance with terms and procedures not materially less favorable to the Trust than the maximum discretion and maximum indemnification permitted by the Delaware General Corporation Law (as in effect at the time such provision was adopted or such contract or transaction was entered into or as it may thereafter be in effect) shall be deemed to have satisfied the criteria set forth in this Article VIII; but nothing herein is intended to require that the terms and procedures established by the Delaware General Corporation Law shall be required to limit liability, to provide indemnification or for contracting as set forth in this Article VIII.

        Section 8.7    Right of Trustees, Officers, Employees and Agents to Own Shares or Other Property and to Engage in Other Business.    Subject to any restrictions which may be adopted by the Trustees in the Bylaws or otherwise, any Trustee or officer, employee or agent of the Trust may acquire, own, hold and dispose of Shares in the Trust, for his or her individual account, and may exercise all rights of a Shareholder to the same extent and in the same manner as if he or she were not a Trustee or officer, employee or agent of the Trust. Any Trustee or officer, employee or agent of the Trust may, in his or her personal capacity or in the capacity of trustee, officer, director, stockholder, partner, member, advisor or employee of any Person or otherwise, have business interests and engage in business activities similar to or in addition to those relating to the Trust, which interests and activities may be similar to and competitive with those of the Trust and may include the investing in securities of real estate or other companies or in other interests in Persons engaged in real estate or other businesses. Each Trustee, officer, employee and agent of the Trust shall be free of any obligation to present to the Trust any investment opportunity which comes to him or her in any capacity other than solely as Trustee, officer, employee or agent of the Trust even if such opportunity is of a character which, if presented to the Trust, could be taken by the Trust. Any Trustee or officer, employee or agent of the Trust may be interested as trustee, officer, director, stockholder, partner, member, advisor or employee of, or otherwise have a direct or indirect interest in: (a) any Person who may be engaged to render advice or services to the Trust, (b) any Person in which the Trust has invested or may invest, (c) any Person from which the Trust has purchased or may purchase securities or other property and (d) any Person to which the Trust has sold or may sell securities or other property; and such Trustee, officer, employee or agent of the Trust may receive compensation from such other Person as well as compensation as Trustee, officer, employee or agent or otherwise hereunder. None of these activities shall be deemed to conflict with his or her duties and powers as Trustee or officer, employee or agent of the Trust.

        Section 8.8    Indemnification of the Trust.    Each Shareholder will be liable to the Trust for, and indemnify and hold harmless the Trust (and any subsidiaries or affiliates thereof) from and against, all costs, expenses, penalties, fines or other amounts, including without limitation, reasonable attorneys' and other professional fees, whether third party or internal, arising from such Shareholder's breach of or failure to fully comply with any covenant, condition or provision of this Declaration or the Bylaws or any action against the Trust in which such Shareholder is not the prevailing party, and shall pay such amounts on demand, together with interest on such amounts, which interest will accrue at the lesser of the Trust's highest marginal borrowing rate, per annum compounded, and the maximum amount permitted by law, from the date such costs or the like are incurred until the receipt of payment.

        Section 8.9    Trustees, Shareholders, etc. Not Personally Liable; Notice.    All persons extending credit to, contracting with or having any claim against the Trust or a particular series or class of Shares shall look only to the assets of the Trust or the assets of that particular series or class of Shares for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor.

        Section 8.10    Trustees and Officers Good Faith Action, Expert Advice, No Bond or Surety.    The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee or officer shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees or officers may take advice of counsel or other experts with respect to the meaning and operation of this Declaration, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees and officers shall not be required to give any bond as such, nor any surety if a bond is required.

        Section 8.11    Liability of Third Persons Dealing with Trustees.    No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

 ARTICLE IX

REGULATORY COMPLIANCE AND DISCLOSURE

        Section 9.1    Actions Requiring Regulatory Compliance Implicating the Trust.    If any Shareholder (whether individually or constituting a group, as determined by the Board of Trustees), by virtue of such Shareholder's ownership interest in the Trust or actions taken by the Shareholder affecting the Trust, triggers the application of any requirement or regulation of any federal, state, municipal or other governmental or regulatory body on the Trust or any subsidiary (as defined below) of the Trust or any of their respective businesses, assets or operations, including, without limitation, any obligations to make or obtain a Governmental Action (as defined below), such Shareholder shall promptly take all actions necessary and fully cooperate with the Trust to ensure that such requirements or regulations are satisfied without restricting, imposing additional obligations on or in any way limiting the business, assets, operations or prospects of the Trust or any subsidiary of the Trust. If the Shareholder fails or is otherwise unable to promptly take such actions so to cause satisfaction of such requirements or regulations, the Shareholder shall promptly divest a sufficient number of shares of the Trust necessary to cause the application of such requirement or regulation to not apply to the Trust or any subsidiary of the Trust. If the Shareholder fails to cause such satisfaction or divest itself of such sufficient number of shares of the Trust by not later than the 10th day after triggering such requirement or regulation referred to in this Section 9.1, then any shares of the Trust beneficially owned by such Shareholder at and in excess of the level triggering the application of such requirement or regulation shall be deemed to constitute shares held in excess of the Ownership Limit set forth in Article V and be subject to the provisions of Article V and any actions triggering the application of such a requirement or regulation may be deemed by the Trust to be of no force or effect. Moreover, if the Shareholder who triggers the application of any regulation or requirement fails to satisfy the requirements or regulations or to take curative actions within such 10 day period, the Trust may take all other actions which the Board of Trustees deems appropriate to require compliance or to preserve the value of the Trust's assets; and the Trust may charge the offending Shareholder for the Trust's costs and expenses as well as any damages which may result to the Trust. For purposes of this Article IX, (a) "Governmental Action" shall mean the consent, approval or other action of any federal, state, municipal or other governmental or regulatory body and (b) "subsidiary" shall include, with respect to a person, any corporation, partnership, joint venture or other entity of which such person (A) owns, directly or indirectly, 10% or more of the outstanding voting securities or other interests or (B) has a person designated by such person serving on, or a right, contractual or otherwise, to designate a person, so to serve on, the board of directors (or analogous governing body).

        Section 9.2    Compliance With Law.    Shareholders shall comply with all applicable requirements of federal and state laws, including all rules and regulations promulgated thereunder, in connection with such Shareholder's ownership interest in the Trust and all other laws which apply to the Trust or any subsidiary of the Trust or their respective businesses, assets or operations and which require action or inaction on the part of the Shareholder.

        Section 9.3    Limitation on Voting Shares or Proxies.    Without limiting the provisions of Section 9.1, if a Shareholder (whether individually or constituting a group, as determined by the Board of Trustees), by virtue of such Shareholder's ownership interest in the Trust or its receipt or exercise of proxies to vote Shares owned by other Shareholders, would not be permitted to vote the Shareholder's Shares or proxies for Shares in excess of a certain amount pursuant to applicable law but the Board of Trustees determines that the excess Shares or Shares represented by the excess proxies are necessary to obtain a quorum, then such Shareholder shall not be entitled to vote any such excess Shares or proxies, and instead such excess Shares or proxies may, to the fullest extent permitted by law, be voted by the RMR Advisors (or by another person designated by the Trustees) in proportion to the total Shares otherwise voted on such matter.

        Section 9.4    Representations, Warranties and Covenants Made to Governmental or Regulatory Bodies.    To the fullest extent permitted by law, any representation, warranty or covenant made by a Shareholder with any governmental or regulatory body in connection with such Shareholder's interest in the Trust or any subsidiary of the Trust shall be deemed to be simultaneously made to, for the benefit of and enforceable by, the Trust and any applicable subsidiary of the Trust.

        Section 9.5    Board of Trustees' Determinations.    The Board of Trustees shall be empowered to make all determinations regarding the interpretation, application, enforcement and compliance with any matters referred to or contemplated by this Article IX.

ARTICLE X

MISCELLANEOUS

        Section 10.1    Duration and Termination of Trust.    Unless terminated as provided in Article VI, the Trust shall continue without limitation of time. Upon termination of the Trust, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated of the Trust, as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets to distributable form in cash or shares or other property, and distribute the proceeds to the Shareholders ratably according to the number of Shares and according to the series or class held by the several Shareholders on the date of termination. Any series or class of Shares other than Common Shares may be terminated or redeemed by the Trust pursuant to terms established by the Trustees or in the Bylaws. A termination or redemption of Common Shares shall be considered a liquidation or termination of the Trust and shall only be accomplished pursuant to the terms established in Article VI, provided, however, a partial redemption or termination of Common Shares of up to 10% of the number of Common Shares outstanding in any 12 month period (the 10% amount being determined on the day before the first redemption or termination in each such 12 month period) may be accomplished by the Trust pursuant to a vote of 75% of the Trustees then in office.

        Section 10.2    Filing of Copies, References, Headings.    The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust, where it may be inspected by any Shareholder. Each amendment hereto shall become effective when such amendment is authorized pursuant to the provisions hereto unless a later date is specified. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendments. In this instrument and in any such amendment, references to this instrument, and all expressions like "herein", "hereof", and "hereunder", shall be deemed to refer to this instrument as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts, each of which shall be deemed an original.

        Section 10.3    Applicable Law.    This Declaration is created under and is to be governed by and construed and administered according to the laws of the State of Delaware; provided, however, that notwithstanding the provisions of Section 3809 of the Delaware Statutory Trust Act, to the maximum extent permitted by applicable law, no law of the State of Delaware (whether common, statutory, or other law) pertaining to trusts, if and to the extent inconsistent with the provisions of this Declaration, shall be applicable to the Trust or the parties to this Declaration. By way of illustration and not of limitation, 12 Del. C. § 3301, et seq. (Fiduciary Relations) shall not be applicable to the Trust or the parties to this Declaration. The Trust shall be of the type referred to in the Delaware Statutory Trust Act, commonly called a "business trust" or "Massachusetts trust", and, without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust and the Trustees may excise all powers which are ordinarily exercised by trustees of such a trust.

        Section 10.4    Trust Only.    It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in this Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association. Nothing in this Declaration, however, shall prevent the Trust from being a corporation or association for tax purposes.

        Section 10.5    Address of the Trust and Trustees; Agent for Service of Process.    The principal address of the Trust and of the Trustees is 400 Centre Street, Newton, Massachusetts 02458. The Trust and the Trustees may have other offices and may change its principal office address by vote of its Trustees. The offices of the Trust and the Trustees, including the principal office, may be located within or outside Massachusetts or Delaware. The registered office of the Trust is the office of the Registered Agent, Corporation Service Company, which is located at 2711 Centerville Road, Suite 400, Wilmington, Delaware.

ARTICLE XI

AMENDMENTS, BYLAWS AND CONSTRUCTION

        Section 11.1    Amendments by Trustees.    Amendments to this Declaration for the purpose of (a) changing the name of the Trust, (b) changing the domicile of the Trust without changing the substance of this Declaration (other than changes made in light of any such change in domicile which the Board of Trustees determines appropriate) or (c) supplying any omission, curing any ambiguity, correcting any defective or inconsistent provision or error or clarifying the meaning and intent of this Declaration, may be made at any time by the Board of Trustees, in its sole discretion, without Shareholder approval. Amendments to the Certificate of Trust for any purpose may be made at any time by the Board of Trustees without Shareholder approval.

        Section 11.2    Amendments by Shareholders and Trustees.

          (a)   Except as otherwise provided in Sections 11.1 and 11.2(b), the affirmative vote of a majority of Trustees then in office and at least 75% of the Shares outstanding and entitled to vote (by class or series or in combination as may be established in the Bylaws or by the Board of Trustees) shall be required to amend, alter, change or repeal any provision of this Declaration.

          (b)   Notwithstanding anything to the contrary in Section 11.2(a), if an amendment to this Declaration is approved by 75% of the Trustees then in office, no Shareholder approval will be required for that amendment to be effective, except to the extent Shareholder approval is required by applicable law; and, if applicable law requires Shareholder approval, the vote required shall be the lesser of a majority of Shares voted or the least amount legally required.

        Section 11.3    Bylaws.    The Board of Trustees may adopt, amend, change or repeal Bylaws which shall govern the conduct of business by this Trust. Except as they may directly contradict provisions of this Declaration, the Bylaws may implement and interpret this Declaration.

        Section 11.4    Construction.    If any provision of this Declaration is determined to be unlawful by a court or regulatory body of competent jurisdiction, the remainder of this Declaration shall remain in full force and effect and the offending provision shall be construed to achieve the purpose of the offending provision to the extent legally possible. The re-construction of an unlawful provision shall be made by the Board of Trustees, or, in the absence of action by the Board of Trustees, by the court or regulatory body which determined the provision to be unlawful.

[signature page follows]

        IN WITNESS HEREOF, the undersigned being all the Trustees of the Trust have executed this instrument as of the date first written above.

/s/ JOHN L. HARRINGTON
John L. Harrington
/s/ ARTHUR G. KOUMANTZELIS
Arthur G. Koumantzelis
/s/ ADAM D. PORTNOY
Adam D. Portnoy
/s/ BARRY M. PORTNOY
Barry M. Portnoy
/s/ JEFFREY P. SOMERS
Jeffrey P. Somers

[signature page to Declaration of Trust of RMR Real Estate Income Fund]

 APPENDIX F—AMENDED AND RESTATED BYLAWS

OF

RMR REAL ESTATE INCOME FUND

(Dated as of March 26, 2009)

ARTICLE I

AGREEMENT AND DECLARATION OF TRUST AND PRINCIPAL OFFICE

        1.1    Agreement and Declaration of Trust.    These Bylaws shall be subject to the Agreement and Declaration of Trust, as amended or restated from time to time (the "Declaration of Trust"), of RMR REAL ESTATE INCOME FUND, the Delaware statutory trust established by the Declaration of Trust (the "Trust"). Capitalized terms used in these Bylaws and not otherwise defined herein shall have the meanings given to such terms in the Declaration of Trust.

ARTICLE II

TRUSTEES

        2.1    General Powers; Qualifications; Trustees Holding Over.    The business and affairs of the Trust shall be managed under the direction of its Board of Trustees. A Trustee shall be an individual at least 21 years of age who is not under legal disability. To qualify for nomination or election as a Trustee, an individual, at the time of nomination and election, shall, without limitation, (a) have substantial expertise or experience relevant to the business of the Trust and its subsidiaries (as defined in Section 8.12(f)(iii)), (b) not have been convicted of a felony and (c) meet the qualifications of an Independent Trustee or a Managing Trustee, each as defined in Section 2.2, as the case may be, depending upon the position for which such individual may be nominated and elected. In case of failure to elect Trustees at an annual meeting of Shareholders, the incumbent Trustees shall hold over and continue to direct the management of the business and affairs of the Trust until they may resign or until their successors are elected and qualify.

        2.2    Independent Trustees and Managing Trustees.    A majority of the Trustees holding office shall at all times be Independent Trustees; provided, however, that upon a failure to comply with this requirement as a result of the creation of a temporary vacancy which shall be filled by an Independent Trustee, whether as a result of enlargement of the Board of Trustees or the resignation, removal or death of a Trustee who is an Independent Trustee, such requirement shall not be applicable. An "Independent Trustee" is one who is not an employee of RMR Advisors, who is not involved in the Trust's day-to-day activities, who is not an "interested person" of the Trust (as defined in the 1940 Act), except for the fact of his or her being a Trustee, and who meets the qualifications of an independent director under the applicable rules of each stock exchange upon which shares of the Trust are listed for trading and the Securities and Exchange Commission, as those requirements may be amended from time to time. If the number of Trustees, at any time, is set at less than five, at least one Trustee shall be a Managing Trustee. So long as the number of Trustees shall be five or greater, at least two Trustees shall be Managing Trustees. "Managing Trustees" shall mean Trustees who are not Independent Trustees and who have been employees, officers or directors of the investment advisor of the Trust or involved in the day-to-day activities of the Trust during the one year prior to their election. If at any time the Board of Trustees shall not be comprised of a majority of Independent Trustees, the Board of Trustees shall take such actions as will cure such condition; provided that the fact that the Board of Trustees does not have a majority of Independent Trustees or has not taken such action at any time or from time to time shall not affect the validity of any action taken by the Board of Trustees. If at any time the Board of Trustees shall not be comprised of a number of Managing Trustees as is required under this Section 2.2, the Board of Trustees shall take such actions as will cure such condition; provided that the fact that the Board of Trustees does not have the requisite number of Managing Trustees or has not taken such action at any time or from time to time shall not affect the validity of any action taken by the Board of Trustees.

        2.3    Number of Trustees.    The number of Trustees shall be initially set at five. Each of the Trustees shall be designated as a Class I, Class II or Class III Trustee as required by the Declaration of Trust. The number of Trustees constituting the entire Board of Trustees may be increased or decreased from time to time only by a vote of the Board of Trustees; provided, however, that the tenure of office of a Trustee shall not be affected by any decrease in the number of Trustees; provided, further, that the number of Trustees shall not be less than three.

        2.4    Regular Meetings.    Regular meetings of the Board of Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine, provided that notice of the first regular meeting following any such determination shall be given to absent Trustees.

        2.5    Special Meetings.    Special meetings of the Trustees may be called at any time by any Managing Trustee, the President or pursuant to the request of any two Trustees then in office. The person or persons authorized to call special meetings of the Board of Trustees may fix any place, either within or without the State of Delaware, as the place for holding any special meeting of the Board of Trustees called by them.

        2.6    Notice.    Notice of any special meeting shall be given by written notice delivered personally or by electronic mail, telephoned, facsimile transmitted, overnight couriered (with proof of delivery) or mailed to each Trustee at his or her business or residence address. Personally delivered, telephoned, facsimile transmitted or electronically mailed notices shall be given at least 24 hours prior to the meeting. Notice by mail shall be deposited in the U.S. mail at least 72 hours prior to the meeting. If mailed, such notice shall be deemed to be given when deposited in the U.S. mail properly addressed, with postage thereon prepaid. Electronic mail notice shall be deemed to be given upon transmission of the message to the electronic mail address given to the Trust by the Trustee. Telephone notice shall be deemed given when the Trustee is personally given such notice in a telephone call to which he is a party. Facsimile transmission notice shall be deemed given upon completion of the transmission of the message to the number given to the Trust by the Trustee and receipt of a completed answer back indicating receipt. If sent by overnight courier, such notice shall be deemed given when delivered to the courier. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Trustees need be stated in the notice, unless specifically required by statute or these Bylaws.

        2.7    Quorum.    A majority of the Trustees shall constitute a quorum for transaction of business at any meeting of the Board of Trustees, provided that, if less than a majority of such Trustees are present at a meeting, a majority of the Trustees present may adjourn the meeting from time to time without further notice. The Trustees present at a meeting of the Board of Trustees which has been duly called and convened and at which a quorum was established may continue to transact business until adjournment, notwithstanding the withdrawal of a number of Trustees resulting in less than a quorum then being present at the meeting. Whether or not a Trustee votes on a matter at a meeting which he or she attends, he or she will nonetheless be considered present for purposes of establishing a quorum to consider the matter.

        2.8    Voting.    The action of the majority of the Trustees present at a meeting at which a quorum is or was present shall be the action of the Board of Trustees, unless the concurrence of a greater proportion is required for such action by specific provision of an applicable statute, the Declaration of Trust or these Bylaws. If enough Trustees have withdrawn from a meeting to leave fewer than are required to establish a quorum, but the meeting is not adjourned, the action of the majority of that number of Trustees necessary to constitute a quorum at such meeting shall be the action of the Board of Trustees, unless the concurrence of a greater proportion is required for such action by applicable law, the Declaration of Trust or these Bylaws.

        2.9    Telephonic Meetings.    Except as required by the 1940 Act or other applicable law, attendance at Board of Trustees meetings may be in person or by a teleconference or other communications medium by means of which all persons participating in the meeting can hear and speak with each other.

        2.10    Action by Written Consent.    Unless specifically otherwise provided in the Declaration of Trust, any action required or permitted to be taken at any meeting of the Board of Trustees may be taken without a meeting, if a majority of the Trustees shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the records of the Trust and shall have the same force and effect as the affirmative vote of such Trustees at a duly held meeting of the Board of Trustees at which a quorum was present.

        2.11    Waiver of Notice.    The actions taken at any meeting of the Trustees, however called and noticed or wherever held, shall be as valid as though taken at a meeting duly held after regular call and notice if a quorum is present and if, either before or after the meeting, each of the Trustees not present waives notice, consents to the holding of such meeting or approves the minutes thereof.

        2.12    Vacancies.    If for any reason any or all the Trustees cease to be Trustees, such event shall not terminate the Trust or affect these Bylaws or the powers of the remaining Trustees hereunder (even if fewer than three Trustees remain). Subject to the requirements of the 1940 Act or other applicable law, any vacancies in the Board of Trustees, including vacancies resulting from increases in the number of Trustees or otherwise, shall be filled by a majority of the Trustees then in office, whether or not sufficient to constitute a quorum, or by a sole remaining Trustee; provided, however, that if the Shareholders of any class or series of Shares are entitled separately to elect one or more Trustees, a majority of the remaining Trustees elected by that class or series or the sole remaining Trustee elected by that class or series may fill any vacancy among the number of Trustees elected by that class or series. A Trustee elected by the Trustees to fill any vacancy occurring in the Board of Trustees, whether occurring due to an increase in size of the Board of trustees or by the death, resignation or removal of any Trustee, shall serve until the next annual meeting of Shareholders at which such Trustee's Class shall be elected and qualifies, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any Trustee elected by Shareholders at an annual meeting to fill any vacancy occurring in the Board of Trustees, whether occurring due to an increase in size of the Board of trustees or by the death, resignation or removal of any Trustee, that has arisen since the preceding annual meeting of Shareholders (which vacancy has not been filled by election of a new Trustee by the Trustees) shall hold office for a term which coincides with the remaining term of the Class of Trustee to which such office was previously assigned. Any person elected or appointed as a Trustee shall meet the criteria for office set forth from time to time in the Bylaws.

        2.13    Compensation.    The Trustees shall be entitled to receive such reasonable compensation for their services as Trustees as the Trustees may determine from time to time. Trustees may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the Trustees or of any committee thereof; and for their expenses, if any, in connection with each property visit and any other service or activity performed or engaged in as Trustees. The Trustees shall be entitled to receive remuneration for services rendered to the Trust in any other capacity, and such services may include, without limitation, services as an officer of the Trust, services as an employee of the Advisor, legal, accounting or other professional services, or services as a broker, transfer agent or underwriter, whether performed by a Trustee or any person affiliated with a Trustee.

        2.14    Reliance.    Each Trustee, officer, employee and agent of the Trust shall, in the performance of his or her duties with respect to the Trust, be entitled to rely on any information, opinion, report or statement, including any financial statement or other financial data, prepared or presented by an officer or employee of the Trust or by RMR Advisors, accountants, appraisers or other experts or consultants selected by the Board of Trustees or officers of the Trust, regardless of whether such counsel or expert may also be a Trustee.

        2.15    Qualifying Shares Not Required.    Trustees need not be Shareholders.

        2.16    Emergency Provisions.    Notwithstanding any other provision in the Declaration of Trust or these Bylaws, this Section 2.16 shall apply during the existence of any catastrophe, or other similar emergency condition, as a result of which a quorum of the Board of Trustees under Article II cannot readily be obtained (an "Emergency"). During any Emergency, unless otherwise provided by the Board of Trustees, (a) a meeting of the Board of Trustees may be called by any Managing Trustee or officer of the Trust by any means feasible under the circumstances and (b) notice of any meeting of the Board of Trustees during such an Emergency may be given less than 24 hours prior to the meeting to as many Trustees and by such means as it may be feasible at the time, including publication, television or radio.

ARTICLE III

OFFICERS

        3.1    Enumeration; Qualification.    The officers of the Trust shall be a President, a Treasurer, a Secretary, and such other officers including a Chairman of the Trustees, if any, as the Trustees from time to time may in their discretion elect. The Trust may also have such agents as the Trustees from time to time may in their discretion appoint. The Chairman of the Trustees, if one is elected, shall be a Trustee and may but need not be a Shareholder; and any other officer may but does not need to be a Trustee or a Shareholder. Any two or more offices may be held by the same person.

        3.2    Election.    The President, the Treasurer, and the Secretary shall be elected annually by the Trustees. Other officers, if any, may be elected or appointed by the Trustees at any time. Vacancies in any office may be filled by the Board of Trustees at any time.

        3.3    Tenure.    The Chairman of the Trustees, if one is elected, the President, the Treasurer and the Secretary shall hold office until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Each other officer shall hold office and each agent of the Trust shall retain authority at the pleasure of the Trustees.

        3.4    Powers.    Subject to the other provisions of these Bylaws, each officer shall have, in addition to the duties and powers herein and in the Declaration of Trust set forth, such duties and powers as the Board of Trustees or any senior officer may from time to time designate.

        3.5    Chairman; President; Vice President.    Unless the Trustees otherwise provide, the Chairman of the Trustees or, if there is none or in the absence of the Chairman, the President shall preside at all meetings of the Shareholders and of the Trustees. Alternatively, the Trustees may designate one Trustee or another officer to preside at such meetings. The Trustees may designate a chief executive officer from among the Trustees or the elected officers. Any Vice President shall have such duties and powers as may be designated from time to time by the Trustees or the President.

        3.6    Treasurer; Assistant Treasurer.    The Treasurer shall be the chief financial and chief accounting officer of the Trust, and shall, subject to any arrangement made by the Trustees with a custodian, investment adviser, sub-adviser, manager, or transfer, shareholder servicing or similar agent, be in charge of the valuable papers, books of account and accounting records of the Trust, and shall have such other duties and powers as may be designated from time to time by the Trustees or by the President. Any Assistant Treasurer shall have such duties and powers as may be designated from time to time by the Trustees, the President or the Treasurer.

        3.7    Secretary; Assistant Secretary.    The Secretary (or his or her designee) shall record all proceedings of the Shareholders and the Trustees in books to be kept therefor, which books or a copy thereof shall be kept at the principal office of the Trust. In the absence of the Secretary from any meeting of Shareholders or Trustees, an Assistant Secretary, or if there be none or if he or she is absent, a temporary secretary chosen at such meeting shall record the proceedings thereof in the aforesaid books. Any Assistant Secretary shall have such duties and powers as may be designated from time to time by the Trustees, the President or the Secretary.

        3.8    Removal and Resignations.    Any officer or agent of the Trust may be removed by the Trustees if in their judgment the best interests of the Trust would be served thereby, but the removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officer of the Trust may resign at any time by giving written notice of his or her resignation to the Trustees, the Chairman of the Trustees, the President or the Secretary. Any resignation shall take effect at any time specified therein or, if the time when it shall become effective is not specified therein, immediately upon its receipt. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation. A resignation shall be without prejudice to the contract rights, if any, of the Trust.

ARTICLE IV

COMMITTEES

        4.1    Appointment.    The powers, duties and responsibilities of the Trustees maybe delegated to one or more Committees. Trustees, officers or agents of the Trust may serve on Committees, but all Committees shall have at least one Trustee who will serve as Chairman of the Committee. Committees shall have the powers, duties and responsibilities as may be assigned to them by the Trustees. The Trustees may delegate any of the powers of the Trustees to Committees appointed under this Section 4.1 and composed solely of Trustees, except as prohibited by law.

        4.2    Meetings; Notice.    Notice of Committee meetings shall be given in the same manner as notice for special meetings of the Board of Trustees. One-third, but not less than one, of the members of any Committee shall be present in person at any meeting of a Committee in order to constitute a quorum for the transaction of business at a meeting, and the act of a majority present at a meeting at the time of a vote if a quorum is then present shall be the act of a committee. The Chairman of the Committee shall fix the time and place of a Committee's meetings unless the Board of Trustees shall otherwise provide.

        4.3    Telephonic Meetings.    Except as required by the 1940 Act or other applicable law, members of a Committee may participate in a meeting by means of a conference telephone or similar communications equipment and participation in a meeting by these means shall constitute presence in person at the meeting.

        4.4    Action by Written Consent of Committees.    Any action required or permitted to be taken at any meeting of a Committee may be taken without a meeting, if a consent in writing to such action is signed by a majority of the Committee and such written consent is filed with the minutes of proceedings of such Committee.

        4.5    Vacancies.    Subject to the provisions hereof, the Board of Trustees shall have the power at any time to change the membership of any Committee, to fill all vacancies, to designate alternate members to replace any absent or disqualified member or to dissolve any such Committee.

 ARTICLE V

FISCAL YEAR

        5.1    General.    Except as from time to time otherwise provided by the Trustees, the fiscal year of the Trust shall be a calendar year.

ARTICLE VI

SEAL

        6.1    General.    The Board of Trustees may authorize the adoption of a seal by the Trust. The Trustees may authorize one or more duplicate seals. Whenever the Trust is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word "(SEAL)" adjacent to the signature of the person authorized to execute the document on behalf of the Trust.

ARTICLE VII

EXECUTION OF PAPERS

        7.1    General.    Except as the Trustees may generally or in particular cases authorize the execution thereof in some other manner, all deeds, leases, transfers, contracts, bonds, notes, checks, drafts and other obligations made, accepted or endorsed by the Trust shall be executed by the President, any Vice President, the Treasurer or by whomever else shall be designated for that purpose by vote of the Trustees, and need not bear the seal of the Trust.

ARTICLE VIII

SHAREHOLDERS' VOTING POWERS AND MEETINGS

        8.1    Regular and Special Meetings.    Except as provided in the next sentence, regular meetings of the Shareholders for the election of Trustees and the transaction of such other business as may properly come before the meeting shall be held, so long as Shares are listed for trading on the NYSE Amex LLC, on at least an annual basis, on such day and at such place as shall be designated by the Trustees. Such regular meetings of the Shareholders shall only be called by the Board of Trustees. In the event that such a meeting is not held in any annual period, whether the omission be by oversight or otherwise, a subsequent special meeting may be called by the Trustees and held in lieu of such meeting with the same effect as if held within such annual period. Except as required by the 1940 Act or other applicable law, special meetings of Shareholders or any or all classes or series of Shares may only be called by a majority of the Trustees from time to time for such other purposes as may be prescribed by law, by the Declaration of Trust or by these Bylaws, or for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable. A special meeting of Shareholders may be held at any such time, day and place as is designated by the Board of Trustees.

        8.2    Notice of Regular or Special Meetings.    Written notice specifying the place, day and hour of any regular or special meeting, the purpose of the meeting, to the extent required by law to be provided, and all other matters required by law shall be given to each Shareholder of record entitled to vote, either personally or by sending a copy thereof by mail, postage prepaid, to his or her address appearing on the books of the Trust or theretofore given by him or her to the Trust for the purpose of notice or, if no address appears or has been given, addressed to the place where the principal office of the Trust is situated, or by electronic transmission, including facsimile transmission, to any address or number of such Shareholder at which the Shareholder receives electronic transmissions. If mailed, such notice shall be deemed to be given once deposited in the U.S. mail addressed to the Shareholder at his or her post office address as it appears on the records of the Trust, with postage thereon prepaid. It shall be the duty of the Secretary to give notice of each meeting of Shareholders. Whenever notice of a meeting is required to be given to a Shareholder under the Declaration of Trust or these Bylaws, a written waiver thereof, executed before or after the meeting by such Shareholder or his or her attorney thereunto authorized and filed with the records of the meeting, shall be deemed equivalent to such notice. Notice of a meeting need not be given to any Shareholder who attends the meeting.

        8.3    Notice of Adjourned Meetings.    It shall not be necessary to give notice of the time and place of any adjourned meeting or of the business to be transacted thereat other than by announcement at the meeting at which such adjournment is taken.

        8.4    Scope of Meetings.    Except as otherwise expressly set forth elsewhere in these Bylaws, no business shall be transacted at meetings of Shareholders except as specifically designated in the notice or otherwise properly brought before the Shareholders by or at the direction of the Board of Trustees.

        8.5    Organization of Shareholder Meetings.    Every meeting of Shareholders shall be conducted by a Trustee, the President or any other officer, as designated by the Board of Trustees, who shall preside at and act as chairperson of a meeting of Shareholders. The Secretary, an Assistant Secretary or a person appointed by the Trustees or, in the absence of such appointment, a person appointed by the person presiding as chairperson at the meeting shall act as Secretary of the meeting and record the minutes of the meeting. If the Secretary presides as chairperson at a meeting of Shareholders, then the Secretary shall not also act as secretary of the meeting and record the minutes of the meeting. The order of business and all other matters of procedure at any meeting of Shareholders shall be determined by the chairperson of the meeting. The chairperson of the meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of such chairperson, are appropriate for the proper conduct of the meeting, including, without limitation: (a) restricting admission to the time set for the commencement of the meeting; (b) limiting attendance at the meeting to Shareholders of record of the Trust, their duly authorized proxies or other such persons as the chairperson of the meeting may determine; (c) limiting participation at the meeting on any matter to Shareholders of record of the Trust entitled to vote on such matter, their duly authorized proxies or other such persons as the chairperson of the meeting may determine; (d) limiting the time allotted to questions or comments by participants; (e) maintaining order and security at the meeting; (f) removing any Shareholder or other person who refuses to comply with meeting procedures, rules or guidelines as set forth by the chairperson of the meeting; (g) concluding a meeting or recessing or adjourning the meeting to a later date and time and at a place announced at the meeting; and (h) complying with any state and local laws and regulations concerning safety and security. Without limiting the generality of the powers of the chairperson of the meeting pursuant to the foregoing provisions, the chairperson, subject to review by the Independent Trustees, may adjourn any meeting of Shareholders for any reason deemed necessary by the chairperson, including, without limitation, if (i) no quorum is present for the transaction of the business, (ii) the Board of Trustees or the chairperson of the meeting determines that adjournment is necessary or appropriate to enable the Shareholders to consider fully information that the Board of Trustees or the chairperson of the meeting determines has not been made sufficiently or timely available to Shareholders or (iii) the Board of Trustees or the chairperson of the meeting determines that adjournment is otherwise in the best interests of the Trust. Unless otherwise determined by the chairperson of the meeting, meetings of Shareholders shall not be required to be held in accordance with the general rules of parliamentary procedure or any otherwise established rules of order.

        8.6    Quorum.    At any meeting of Shareholders, the presence in person or by proxy of Shareholders entitled to cast a majority of all the votes entitled to be cast on a particular matter shall constitute a quorum for voting on a particular matter or the transaction of business; but this section shall not affect any requirement under any statute or the Declaration of Trust for the vote necessary for the adoption of any measure. If, however, such quorum shall not be present at any meeting of Shareholders, the chairperson of the meeting shall have the power to adjourn the meeting from time to time without the Trust having to set a new record date or provide any additional notice of such meeting, subject to any obligation of the Trust to give notice pursuant to Section 8.3. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified. The Shareholders present, either in person or by proxy, at a meeting of Shareholders which has been duly called and convened and at which a quorum was established may continue to transact business until adjournment, notwithstanding the withdrawal of enough votes to leave less than a quorum then being present at the meeting.

        8.7    Voting Power.

          (a)   Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote, except as otherwise provided in the notice of the meeting forwarded to the Shareholders by the Trustees, the Declaration of Trust, these Bylaws, or required by the 1940 Act or any other applicable law. Except as otherwise provided in the notice of the meeting forwarded to the Shareholders by the Trustees, the Declaration of Trust, these Bylaws or required by the 1940 Act or any other applicable law, all Shares of the Trust then entitled to vote shall be voted in the aggregate as a single class without regard to classes or series of Shares. There shall be no cumulative voting in the election of Trustees.

          (b)   With regard to election of a Trustee, and except as may be mandated by the 1940 Act or any other applicable law or the listing requirements of the principal exchange on which the Common Shares are listed, subject to the voting rights of any class or series of Shares as set forth in these Bylaws: (i) a majority of all the votes cast at a meeting of Shareholders duly called and at which a quorum is present shall be sufficient to elect a Trustee in an uncontested election; and (ii) a majority of all the Shares entitled to vote at a meeting of Shareholders duly called and at which a quorum is present shall be sufficient to elect a Trustee in a contested election (which, for purposes of these Bylaws, is an election at which the number of nominees exceeds the number of Trustees to be elected at the meeting). Each Share may be voted for as many individuals as there are Trustees to be elected and for whose election the Share is entitled to be voted.

          (c)   With regard to any other matter which may properly come before a meeting of Shareholders duly called and at which a quorum is present, and except where a different voting standard is required by the 1940 Act or any other applicable law, by the listing requirements of the principal exchange on which the Common Shares are listed or by a specific provision of the Declaration of Trust, (i) if such matter is approved by at least 60% of the Trustees then in office, including 60% of the Independent Trustees then in office, a majority of all the votes cast at the meeting shall be required to approve such matter; and (ii) if such matter is not approved by at least 60% of the Trustees then in office, including 60% of the Independent Trustees then in office, 75% of all the Shares entitled to vote at the meeting shall be required to approve such matter.

        8.8    Proxies.    A Shareholder may cast the votes entitled to be cast by him or her either in person or by proxy executed by the Shareholder or by his or her duly authorized agent in any manner permitted by law. Such proxy shall be filed with such officer of the Trust or third party agent as the Board of Trustees shall have designated for such purpose for verification at or prior to such meeting. Any proxy relating to the Shares shall be valid until the expiration date therein or, if no expiration is so indicated, for such period as is permitted pursuant to Delaware law. At a meeting of Shareholders, all questions concerning the qualification of voters, the validity of proxies, and the acceptance or rejection of votes, shall be decided by or on behalf of the chairperson of the meeting, subject to Section 8.11.

        8.9    Record Dates.    The Board of Trustees may fix the date for determination of Shareholders entitled to notice of and to vote at a meeting of Shareholders. If no date is fixed for the determination of the Shareholders entitled to vote at any meeting of Shareholders, only persons in whose names

Shares entitled to vote are recorded on the share records of the Trust at the opening of business on the day of any meeting of Shareholders shall be entitled to vote at such meeting.

        8.10    Voting of Shares by Certain Holders.    Shares registered in the name of a corporation, partnership, trust or other entity, if entitled to be voted, may be voted by the president or a vice president, a general partner or trustee thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such Shares pursuant to a bylaw or a resolution of the governing body of such corporation or other entity or pursuant to an agreement of the partners of the partnership presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such Shares. Any trustee or other fiduciary may vote Shares registered in his or her name as such fiduciary, either in person or by proxy.

        8.11    Inspectors.

          (a)   Before or at any meeting of Shareholders, the chairperson of the meeting may appoint one or more persons as inspectors for such meeting. Such inspectors shall (i) ascertain and report the number of Shares represented at the meeting, in person or by proxy, and the validity and effect of proxies, (ii) receive and tabulate all votes, ballots or consents, (iii) report such tabulation to the chairperson of the meeting and (iv) perform such other acts as are proper to conduct the election or voting at the meeting.

          (b)   Each report of an inspector shall be in writing and signed by him or her or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of Shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

        8.12    Advance Notice of Nominees for Trustee and Other Proposals.

          (a)    Nominations and Other Proposals to be Considered at Meetings of Shareholders.    Nominations of individuals for election to the Board of Trustees and the proposal of other business to be considered by the Shareholders at meetings of Shareholders may be properly brought before the meeting only as set forth in this Section 8.12. All judgments and determinations made by the Board of Trustees or the chairperson of the meeting, as applicable, under this Section 8.12 (including, without limitation, judgments as to whether any matter or thing is satisfactory to the Board of Trustees and determinations as to the propriety of a proposed nomination or a proposal of other business) shall be made in good faith.

          (b)    Annual Meetings of Shareholders.

              (i)  Nominations of individuals for election to the Board of Trustees and the proposal of other business to be considered by the Shareholders at an annual meeting of Shareholders may be properly brought before the meeting (A) pursuant to the Trust's notice of meeting or otherwise properly brought before the meeting by or at the direction of the Board of Trustees or (B) by any Shareholder of the Trust who (1) has continuously held at least $2,000 in market value, or 1%, of the Shares entitled to vote at the meeting on such election or the proposal for other business, as the case may be, for at least one year from the date such Shareholder gives the notice provided for in this Section 8.12(b) (or, if such notice is given prior to December 31, 2009, continuously held Shares since the Shares have been listed for trading on the NYSE Amex LLC and without regard to the $2,000 market value, or 1%, requirement), and continuously holds such Shares through and including the time of the annual meeting (including any adjournment or postponement thereof), (2) is a Shareholder of record at the time of giving the notice provided for in this Section 8.12(b) through and including the time of the annual meeting (including any adjournment or postponement thereof), (3) is entitled to make nominations or propose other business and to vote at the meeting on such election, or the proposal for other business, as the case may be and (4) complies with the notice procedures set forth in this Section 8.12 as to such nomination or other business. Section 8.12(b)(i)(B) shall be the exclusive means for a Shareholder to make nominations or propose other business before an annual meeting of Shareholders, except to the extent of matters which are required to be presented to Shareholders by applicable law which have been properly presented in accordance with the requirements of such law. For purposes of determining compliance with the requirement in subclause (1) of Section 8.12(b)(i)(B), (A) the market value of Common Shares held by the applicable Shareholder shall be determined by multiplying the number of Common Shares such Shareholder continuously held for that one-year period by the highest selling price of the Common Shares as reported on the principal exchange on which the Trust's Common Shares are listed during the 60 calendar days before the date such notice was submitted and (B) the market value of Preferred Shares held by the applicable Shareholder shall be determined by multiplying the number of Preferred Shares such Shareholder continuously held for that one-year period by the Liquidation Preference (as that term is defined in Article X) of such Preferred Shares.

             (ii)  For nominations for election to the Board of Trustees or other business to be properly brought before an annual meeting by a Shareholder pursuant to Section 8.12(b)(i)(B), the Shareholder shall have given timely notice thereof in writing to the Secretary in accordance with this Section 8.12 and such other business shall otherwise be a proper matter for action by Shareholders. To be timely, a Shareholder's notice shall set forth all information required under this Section 8.12 and shall be delivered to the Secretary at the principal executive offices of the Trust not later than 5:00 p.m. (Eastern Time) on the 120th day nor earlier than the 150th day prior to the first anniversary of the date of the proxy statement for the preceding year's annual meeting; provided that for any nominations or other business to be properly brought before the annual meeting to occur during 2010 (the "Initial Annual Meeting") the Shareholder's notice shall be delivered to the Secretary at the principal executive offices of the Trust not later than 5:00 p.m. (Eastern Time) on December 31, 2009 nor earlier than December 1, 2009; provided further, however, that in the event that the date of the proxy statement for the annual meeting is more than 30 days earlier than the first anniversary of the date of the proxy statement for the preceding year's annual meeting, notice by the Shareholder to be timely shall be so delivered not later than 5:00 p.m. (Eastern Time) on the 10th day following the earlier of the day on which (A) notice of the annual meeting is mailed or otherwise made available or (B) public announcement of the date of such meeting is first made by the Trust. Neither the postponement or adjournment of an annual meeting, nor the public announcement of such postponement or adjournment, shall commence a new time period for the giving of a Shareholder's notice as described above. No Shareholder may give a notice to the Secretary described in this Section 8.12(b)(ii) unless such Shareholder holds a certificate for all Shares owned by such Shareholder during all times described in Section 8.12(b)(i), and a copy of each such certificate held by such Shareholder at the time of giving such notice shall accompany such Shareholder's notice to the Secretary in order for such notice to be effective; provided, that, if at the time of giving such notice Preferred Shares may only be held in book-entry form, then such Shareholder shall in lieu of delivering certificates for all such Preferred Shares deliver at the time of giving such notice evidence that such Shareholder is the Beneficial Owner (as that term is defined in Article X) for all Preferred Shares held by such Shareholder during all times described in Section 8.12(b)(i).

            A Shareholder's notice shall set forth:

              A.    as to each individual whom the Shareholder proposes to nominate for election or reelection as a Trustee (a "Proposed Nominee") and any Proposed Nominee Associated Person (as defined in Section 8.12(b)(iv)), (1) the name, age, business address and residence address of such Proposed Nominee and the name and address of such Proposed Nominee Associated Person, (2) a statement of whether such Proposed Nominee is proposed for nomination as an Independent Trustee (as defined in Section 2.2) or a Managing Trustee (as defined in Section 2.2) and a description of such Proposed Nominee's qualifications to be an Independent Trustee or Managing Trustee, as the case may be, and such Proposed Nominee's qualifications to be a Trustee pursuant to the criteria set forth in Section 2.1, (3) the class, series and number of any Shares that are, directly or indirectly, beneficially owned or owned of record by such Proposed Nominee or by such Proposed Nominee Associated Person, (4) the date such Shares were acquired and the investment intent of such acquisition, (5) a description of all purchases and sales of securities of the Trust by such Proposed Nominee or by such Proposed Nominee Associated Person during the previous 24 month period, including the date of the transactions, the class, series and number of securities involved in the transactions and the consideration involved, (6) a description of all Derivative Transactions (as defined in Section 8.12(b)(iv)) by such Proposed Nominee or by such Proposed Nominee Associated Person during the previous 24 month period, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, the transactions, such description to include, without limitation, all information that such Proposed Nominee or Proposed Nominee Associated Person would be required to report on an Insider Report (as defined in Section 8.12(b)(iv)) if such Proposed Nominee or Proposed Nominee Associated Person were a Trustee of the Trust or the beneficial owner of more than 10% of any class or series of Shares at the time of the transactions, (7) any performance related fees (other than an asset based fee) that such Proposed Nominee or such Proposed Nominee Associated Person is entitled to based on any increase or decrease in the value of Shares or instrument or arrangement of the type contemplated within the definition of Derivative Transaction, if any, as of the date of such notice, including, without limitation, any such interests held by members of such Proposed Nominee's or such Proposed Nominee Associated Person's immediate family sharing the same household with such Proposed Nominee or such Proposed Nominee Associated Person, (8) any proportionate interest in Shares or instrument or arrangement of the type contemplated within the definition of Derivative Transaction held, directly or indirectly, by a general or limited partnership in which such Proposed Nominee or such Proposed Nominee Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, (9) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such Shareholder, Proposed Nominee Associated Person, or their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each Proposed Nominee, or his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the Securities and Exchange Commission (the "SEC") (and any successor regulation), if the Shareholder making the nomination and any Proposed Nominee Associated Person on whose behalf the nomination is made, or any affiliate or associate thereof or person acting in concert therewith, were the "registrant" for purposes of such rule and the Proposed Nominee were a director or executive officer of such registrant, (10) any rights to dividends on the Shares owned beneficially by such Proposed Nominee or such Proposed Nominee Associated Person that are separated or separable from the underlying Shares, (11) to the extent known by such Proposed Nominee or such Proposed Nominee Associated Person, the name and address of any other person who owns, of record or beneficially, any Shares and who supports the Proposed Nominee for election or reelection as a Trustee, (12) all other information relating to such Proposed Nominee or such Proposed Nominee Associated Person that is required to be disclosed in solicitations of proxies for election of Trustees in an election contest (even if an election contest is not involved), or is otherwise required, in each case, pursuant to Section 14 (or any successor provision) of the Exchange Act, and the rules and regulations promulgated thereunder and (13) such Proposed Nominee's notarized written consent to being named in the Shareholder's proxy statement as a nominee and to serving as a Trustee if elected;

              B.    as to any other business that the Shareholder proposes to bring before the meeting, (1) a description of such business, (2) the reasons for proposing such business at the meeting and any material interest in such business of such Shareholder or any Shareholder Associated Person (as defined in Section 8.12(b)(iv)), including any anticipated benefit to such Shareholder or any Shareholder Associated Person therefrom, (3) a description of all agreements, arrangements and understandings between such Shareholder and Shareholder Associated Person amongst themselves or with any other person or persons (including their names) in connection with the proposal of such business by such Shareholder and (4) a representation that such Shareholder intends to appear in person or by proxy at the meeting to bring the business before the meeting;

              C.    as to the Shareholder giving the notice and any Shareholder Associated Person, (1) the class, series and number of all Shares that are owned of record by such Shareholder or by such Shareholder Associated Person, if any, (2) the class, series and number of, and the nominee holder for, any Shares that are owned, directly or indirectly, beneficially but not of record by such Shareholder or by such Shareholder Associated Person, if any, (3) with respect to the foregoing clauses (1) and (2), the date such Shares were acquired and the investment intent of such acquisition and (4) all information relating to such Shareholder and Shareholder Associated Person that is required to be disclosed in connection with the solicitation of proxies for election of Trustees in an election contest (even if an election contest is not involved), or is otherwise required, in each case, pursuant to Section 14 (or any successor provision) of the Exchange Act and the rules and regulations promulgated thereunder;

              D.    as to the Shareholder giving the notice and any Shareholder Associated Person, (1) the name and address of such Shareholder, as they appear on the Trust's share ledger and the current name and address, if different, of such Shareholder and Shareholder Associated Person and (2) the investment strategy or objective, if any, of such Shareholder or Shareholder Associated Person and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such Shareholder or Shareholder Associated Person;

              E.    as to the Shareholder giving the notice and any Shareholder Associated Person, (1) a description of all purchases and sales of securities of the Trust by such Shareholder or Shareholder Associated Person during the previous 24 month period, including the date of the transactions, the class, series and number of securities involved in the transactions and the consideration involved, (2) a description of all Derivative Transactions by such Shareholder or Shareholder Associated Person during the previous 24 month period, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, the transactions, such description to include, without limitation, all information that such Shareholder or Shareholder Associated Person would be required to report on an Insider Report if such Shareholder or Shareholder Associated Person were a Trustee of the Trust or the beneficial owner of more than 10% of any class or series of Shares at the time of the transactions, (3) any performance related fees (other than an asset based fee) that such

      Shareholder or Shareholder Associated Person is entitled to based on any increase or decrease in the value of Shares or instrument or arrangement of the type contemplated within the definition of Derivative Transaction, if any, as of the date of such notice, including, without limitation, any such interests held by members of such Shareholder's or Shareholder Associated Person's immediate family sharing the same household with such Shareholder or Shareholder Associated Person, (4) any proportionate interest in Shares or instrument or arrangement of the type contemplated within the definition of Derivative Transaction held, directly or indirectly, by a general or limited partnership in which such Shareholder or Shareholder Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (5) any rights to dividends on the Shares owned beneficially by such Shareholder or Shareholder Associated Person that are separated or separable from the underlying Shares;

              F.     to the extent known by the Shareholder giving the notice, the name and address of any other Person who owns, beneficially or of record, any Shares and who supports the nominee for election or reelection as a Trustee or the proposal of other business; and

              G.    if more than one class or series of Shares is outstanding, the class and series of Shares entitled to vote for such Proposed Nominee and/or Shareholder's proposal, as applicable.

            (iii)  Notwithstanding anything in the second sentence of Section 8.12(b)(ii) to the contrary, in the event that the number of Trustees to be elected to the Board of Trustees is increased and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of the proxy statement for the preceding year's annual meeting, a Shareholder's notice required by this Section 8.12(b) also shall be considered timely, but only with respect to nominees for any new positions created by such increase, if the notice is delivered to the Secretary at the principal executive offices of the Trust not later than 5:00 p.m. (Eastern Time) on the 10th day immediately following the day on which such public announcement is first made by the Trust.

            (iv)  For purposes of this Section 8.12, (i) "Shareholder Associated Person" of any Shareholder shall mean (A) any Person acting in concert with, such Shareholder, (B) any direct or indirect beneficial owner of Shares owned of record or beneficially by such Shareholder and (C) any Person controlling, controlled by or under common control with such Shareholder or a Shareholder Associated Person; (ii) "Proposed Nominee Associated Person" of any Proposed Nominee shall mean (A) any Person acting in concert with such Proposed Nominee, (B) any direct or indirect beneficial owner of Shares owned of record or beneficially by such Proposed Nominee and (C) any Person controlling, controlled by or under common control with such Proposed Nominee or a Proposed Nominee Associated Person; (iii) "Derivative Transaction" by a Person shall mean any (A) transaction in, or arrangement, agreement or understanding with respect to, any option, warrant, convertible security, stock appreciation right or similar right with an exercise, conversion or exchange privilege, or settlement payment or mechanism related to, any security of the Trust, or similar instrument with a value derived in whole or in part from the value of a security of the Trust, in any such case whether or not it is subject to settlement in a security of the Trust or otherwise or (B) any transaction, arrangement, agreement or understanding which included or includes an opportunity for such person, directly or indirectly, to profit or share in any profit derived from any increase or decrease in the value of any security of the Trust, to mitigate any loss or manage any risk associated with any increase or decrease in the value of any security of the Trust or to increase or decrease the number of securities of the Trust which such person was, is or will be entitled to vote, in any such case whether or not it is subject to settlement in a security of the Trust or otherwise; and (iv) "Insider Report" shall mean a statement required to be filed pursuant to Section 16 of the Exchange Act (or any successor provisions) by a person who is a Trustee of the Trust or who is directly or indirectly the beneficial owner of more than 10% of any class of Shares.

          (c)    Shareholder Nominations or Other Proposals Causing Covenant Breaches or Defaults.    At the same time as the submission of any Shareholder nomination or proposal of other business to be considered at a Shareholders' meeting that, if approved and implemented by the Trust, would cause the Trust or any subsidiary (as defined in Section 8.12(f)(iii)) of the Trust to be in breach of any covenant of the Trust or any subsidiary of the Trust or otherwise cause a default (in any case, with or without notice or lapse of time) in any existing debt instrument or agreement of the Trust or any subsidiary of the Trust or other material contract or agreement of the Trust or any subsidiary of the Trust, the proponent Shareholder or Shareholders shall submit to the Secretary at the principal executive offices of the Trust (i) evidence satisfactory to the Board of Trustees of the lender's or contracting party's willingness to waive the breach of covenant or default or (ii) a detailed plan for repayment of the indebtedness to the lender or curing the contractual breach or default and satisfying any resulting damage claim, specifically identifying the actions to be taken or the source of funds, which plan must be satisfactory to the Board of Trustees in its discretion, and evidence of the availability to the Trust of substitute credit or contractual arrangements similar to the credit or contractual arrangements which are implicated by the Shareholder nomination or other proposal that are at least as favorable to the Trust, as determined by the Board of Trustees in its discretion.

          (d)    Shareholder Nominations or Proposals Requiring Governmental Action.    If (i) submission of any Shareholder nomination or proposal of other business to be considered at a Shareholders' meeting that could not be considered or, if approved, implemented by the Trust without the Trust, any subsidiary of the Trust, the proponent Shareholder, any Proposed Nominee of such Shareholder, any Proposed Nominee Associated Person of such Proposed Nominee, any Shareholder Associated Person of such Shareholder, the holder of proxies or their respective affiliates or associates filing with or otherwise notifying or obtaining the consent, approval or other action of any federal, state, municipal or other governmental or regulatory body (a "Governmental Action") or (ii) such Shareholder's ownership of Shares or any solicitation of proxies or votes or holding or exercising proxies by such Shareholder, any Proposed Nominee of such Shareholder, any Proposed Nominee Associated Person of such Proposed Nominee, any Shareholder Associated Person of such Shareholder, or their respective affiliates or associates would require Governmental Action, then, at the same time as the submission of any Shareholder nomination or proposal of other business to be considered at a Shareholders' meeting, the proponent Shareholder or Shareholders shall submit to the Secretary at the principal executive offices of the Trust (x) evidence satisfactory to the Board of Trustees that any and all Governmental Action has been given or obtained, including, without limitation, such evidence as the Board of Trustees may require so that any nominee may be determined to satisfy any suitability or other requirements or (y) if such evidence was not obtainable from a governmental or regulatory body by such time despite the Shareholder's diligent and best efforts, a detailed plan for making or obtaining the Governmental Action prior to the election of any such Proposed Nominee or the implementation of such proposal, which plan must be satisfactory to the Board of Trustees in its discretion.

          (e)    Special Meetings of Shareholders.    As set forth in Section 8.4, only business brought before the meeting pursuant to the Trust's notice of meeting shall be conducted at a special meeting of Shareholders. Subject to the requirements of the 1940 Act or any other applicable laws, nominations of individuals for election to the Board of Trustees only may be made at a special meeting of Shareholders at which Trustees are to be elected: (i) pursuant to the Trust's notice of meeting; (ii) otherwise properly brought before the meeting by or at the direction of the Board of Trustees; or (iii) provided that the Board of Trustees has determined that Trustees shall be elected at such special meeting, by any Shareholder of the Trust who has been for at least one year immediately preceding such Shareholder giving the notice provided for in this Section 8.12(e) a Shareholder of record of Shares entitled to vote at the meeting on such election and continues to be a Shareholder of record both at the time of giving of notice provided for in this Section 8.12(e)

  through and including the time of the special meeting, who is entitled to vote at the meeting on such election and who has complied with the notice procedures and other requirements set forth in this Section 8.12(e). In the event the Trust calls a special meeting of Shareholders for the purpose of electing one or more Trustees to the Board of Trustees, any such Shareholder may nominate an individual or individuals (as the case may be) for election as a Trustee as specified in the Trust's notice of meeting, if the Shareholder satisfies the holding period and certificate and/or evidence of being a Beneficial Owner requirements set forth in Section 8.12(b)(i) and Section 8.12(b)(ii), the Shareholder's notice contains or is accompanied by the information and documents required by Section 8.12 and the Shareholder has given timely notice thereof in writing to the Secretary at the principal executive offices of the Trust. To be timely, a Shareholder's notice shall be delivered to the Secretary at the principal executive offices of the Trust not earlier than the 150th day prior to such special meeting and not later than 5:00 p.m. (Eastern Time) on the later of (i) the 120th day prior to such special meeting or (ii) the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Trustees to be elected at such meeting. Neither the postponement or adjournment of a special meeting, nor the public announcement of such postponement or adjournment, shall commence a new time period for the giving of a Shareholder's notice as described above.

          (f)    General.

              (i)  If information submitted pursuant to this Section 8.12 by any Shareholder proposing a nominee for election as a Trustee or any proposal for other business at a meeting of Shareholders shall be deemed by the Board of Trustees incomplete or inaccurate, any authorized officer or the Board of Trustees or any Committee may treat such information as not having been provided in accordance with this Section 8.12. Any notice submitted by a Shareholder pursuant to this Section 8.12 that is deemed by the Board of Trustees inaccurate, incomplete or otherwise fails to satisfy completely any provision of this Section 8.12 shall be deemed defective and shall thereby render all proposals and nominations set forth in such notice defective. Upon written request by the Secretary or the Board of Trustees or any Committee (which may be made from time to time), any Shareholder proposing a nominee for election as a Trustee or any proposal for other business at a meeting of Shareholders shall provide, within three business days after such request (or such other period as may be specified in such request), (A) written verification, satisfactory to the Secretary or any other authorized officer or the Board of Trustees or any Committee, in his, her or its discretion, to demonstrate the accuracy of any information submitted by the Shareholder pursuant to this Section 8.12, (B) written responses to information reasonably requested by the Secretary, the Board of Trustees or any Committee and (C) a written update, to a current date, of any information submitted by the Shareholder pursuant to this Section 8.12 as of an earlier date. If a Shareholder fails to provide such written verification, information or update within such period, the Secretary or any other authorized officer or the Board of Trustees may treat the information which was previously provided and to which the verification, request or update relates as not having been provided in accordance with this Section 8.12; provided, however, that no such written verification, response or update shall cure any incompleteness, inaccuracy or failure in any notice provided by a Shareholder pursuant to this Section 8.12. It is the responsibility of a Shareholder who wishes to make a nomination or other proposal to comply with the requirements of Section 8.12; nothing in this Section 8.12(f)(i) or otherwise shall create any duty of the Trust, the Board of Trustees or any Committee nor any officer of the Trust to inform a Shareholder that the information submitted pursuant to this Section 8.12 by or on behalf of such Shareholder is incomplete or inaccurate or not otherwise in accordance with this Section 8.12 nor require the Trust, the Board of Trustees, any Committee or any officer of the Trust to request clarification or updating of information provided by any

    Shareholder, but the Board of Trustees, a Committee or the Secretary acting on behalf of the Board of Trustees or a Committee, may do so in its, his or her discretion.

             (ii)  Only such individuals who are nominated in accordance with this Section 8.12 shall be eligible for election by Shareholders as Trustees and only such business shall be conducted at a meeting of Shareholders as shall have been properly brought before the meeting in accordance with this Section 8.12. The chairperson of the meeting and the Board of Trustees shall each have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 8.12 and, if any proposed nomination or other business is determined not to be in compliance with this Section 8.12, to declare that such defective nomination or proposal be disregarded.

            (iii)  For purposes of this Section 8.12: (A) "public announcement" shall mean disclosure in (1) a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or any other widely circulated news or wire service or (2) a document publicly filed by the Trust with the SEC pursuant to the Exchange Act; and (B) "subsidiary" shall include, with respect to a person, any corporation, partnership, joint venture or other entity of which such person (1) owns, directly or indirectly, 10% or more of the outstanding voting securities or other interests or (2) has a person designated by such person serving on, or a right, contractual or otherwise, to designate a person, so to serve on, the board of directors (or analogous governing body).

            (iv)  Notwithstanding the foregoing provisions of this Section 8.12, a Shareholder shall also comply with all applicable legal requirements, including, without limitation, applicable requirements of state law, the 1940 Act and the Exchange Act and the rules and regulations thereunder, with respect to the matters set forth in this Section 8.12. Nothing in this Section 8.12 shall be deemed to require that a Shareholder nomination of an individual for election to the Board of Trustees or a Shareholder proposal relating to other business be included in the Trust's proxy statement, except as may be required by law.

             (v)  The Board of Trustees may from time to time require any individual nominated to serve as a Trustee to agree in writing with regard to matters of business ethics and confidentiality while such nominee serves as a Trustee, such agreement to be on the terms and in a form (the "Agreement") determined satisfactory by the Board of Trustees, as amended and supplemented from time to time in the discretion of the Board of Trustees. The terms of the Agreement may be substantially similar to the Code of Business Conduct and Ethics of the Trust or any similar code promulgated by the Trust (the "Code of Business Conduct") or may differ from or supplement the Code of Business Conduct.

            (vi)  Determinations required or permitted to be made under this Section 8.12 by the Board of Trustees may be delegated by the Board of Trustees to a Committee, subject to applicable law.

        8.13    No Shareholder Actions by Written Consent.    Shareholders shall not be authorized or permitted to take any action required or permitted to be taken at a meeting of Shareholders by written consent, and may take such action only at Shareholders meeting of the Trust.

        8.14    Voting by Ballot.    Voting on any question or in any election may be voice vote unless the chairperson of the meeting or any Shareholder shall demand that voting be by ballot.

        8.15    Proposals of Business Which Are Not Proper Matters For Action By Shareholders.    Notwithstanding anything in these Bylaws to the contrary, subject to the 1940 Act and any other applicable law, any Shareholder proposal for business the subject matter or effect of which would be within the exclusive purview of the Board of Trustees or would reasonably likely, if considered by the

Shareholders or approved or implemented by the Trust, result in an impairment of the limited liability status for the Trust's Shareholders, shall be deemed not to be a matter upon which the Shareholders are entitled to vote. The Board of Trustees in its discretion shall be entitled to determine whether a Shareholder proposal for business is not a matter upon which the Shareholders are entitled to vote pursuant to this Section 8.15, and its decision shall be final and binding unless determined by a court of competent jurisdiction to have been made in bad faith.

ARTICLE IX

MISCELLANEOUS

        9.1    Amendment of Bylaws.    Except for any change for which these Bylaws requires approval by more than a majority vote of the Trustees, these Bylaws may be amended, changed, altered or repealed, in whole or part, only by resolution of the Board of Trustees at any meeting of the Board of Trustees at which a quorum is present, or by a written consent signed by a majority of the Trustees then in office.

        9.2    Waiver of Notice.    Whenever any notice is required to be given pursuant to the Declaration of Trust, these Bylaws, the 1940 Act or any other applicable law, a waiver thereof in writing, signed by the person or persons entitled to such notice, or a waiver by electronic transmission by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice or waiver by electronic transmission, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

        9.3    Ratification.    The Board of Trustees or the Shareholders may ratify and make binding on the Trust any action or inaction by the Trust or its officers to the extent that the Board of Trustees or the Shareholders could have originally authorized the matter. Moreover, any action or inaction questioned in any Shareholder's derivative proceeding or any other proceeding on the ground of lack of authority, defective or irregular execution, adverse interest of a Trustee, officer or Shareholder, non-disclosure, miscomputation, the application of improper principles or practices of accounting, or otherwise, may be ratified, before or after judgment, by the Board of Trustees or by the Shareholders and, if so ratified, shall have the same force and effect as if the questioned action or inaction had been originally duly authorized, and such ratification shall be binding upon the Trust and its Shareholders and shall constitute a bar to any claim or execution of any judgment in respect of such questioned action or inaction.

        9.4    Ambiguity.    In the case of an ambiguity in the application of any provision of these Bylaws or any definition contained in these Bylaws, the Board of Trustees shall have the sole power to determine the application of such provisions with respect to any situation based on the facts known to it and such determination shall be final and binding unless determined by a court of competent jurisdiction to have been made in bad faith.

        9.5    Construction.    If any provision of these Bylaws is determined to be unlawful by a court or regulatory body of competent jurisdiction, the remainder of these Bylaws shall remain in full force and effect and the offending provision shall be construed to achieve the purpose of the offending provision to the extent legally possible. The re-construction of an unlawful provision shall be made by the Board of Trustees, or, in the absence of action by the Board of Trustees, by the court or regulatory body which determined the provision to be unlawful. These Bylaws shall be subject to and construed accordance with the 1940 Act. In the event of a conflict between any provision of these Bylaws and the 1940 Act, such provision shall be construed to achieve the purpose of the provision to the extent legally possible under the 1940 Act.

        9.6    Inspection of Bylaws.    The Trustees shall keep at the principal office for the transaction of business of the Trust the original or a copy of the Bylaws as amended or otherwise altered to date, certified by the Secretary, which shall be open to inspection by the Shareholders at all reasonable times during office hours.

ARTICLE X

PREFERRED SHARES OF BENEFICIAL INTEREST

        10.1    Statement Creating Five Series of Preferred Shares.

 DESIGNATION

        Series F:    1,000 preferred shares, par value $.0001 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid distributions thereon (whether or not earned or declared), are hereby designated auction preferred shares, Series F (the "Series F"). Each share of the Series F shall have an Applicable Rate for its Initial Rate Period determined pursuant to a resolution of the Board of Trustees and an initial Distribution Payment Date that shall be set pursuant to a resolution of the Board of Trustees. The shares of Series F shall constitute a separate series of Preferred Shares of the Trust.

        Series M:    15,000 preferred shares, par value $.0001 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid distributions thereon (whether or not earned or declared), are hereby designated auction preferred shares, Series M (the "Series M"). Each share of the Series M shall have an Applicable Rate for its Initial Rate Period determined pursuant to a resolution of the Board of Trustees and an initial Distribution Payment Date that shall be set pursuant to a resolution of the Board of Trustees. The shares of Series M shall constitute a separate series of Preferred Shares of the Trust.

        Series T:    3,000 preferred shares, par value $.0001 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid distributions thereon (whether or not earned or declared), are hereby designated auction preferred shares, Series T (the "Series T"). Each share of the Series T shall have an Applicable Rate for its Initial Rate Period determined pursuant to a resolution of the Board of Trustees and an initial Distribution Payment Date that shall be set pursuant to a resolution of the Board of Trustees. The shares of Series T shall constitute a separate series of Preferred Shares of the Trust.

        Series Th:    8,000 preferred shares, par value $.0001 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid distributions thereon (whether or not earned or declared), are hereby designated auction preferred shares, Series Th (the "Series Th"). Each share of the Series Th shall have an Applicable Rate for its Initial Rate Period determined pursuant to a resolution of the Board of Trustees and an initial Distribution Payment Date that shall be set pursuant to a resolution of the Board of Trustees. The shares of Series Th shall constitute a separate series of Preferred Shares of the Trust.

        Series W:    8,000 preferred shares, par value $.0001 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid distributions thereon (whether or not earned or declared), are hereby designated auction preferred shares, Series W (the "Series W", together with Series T, Series TH, Series F, and Series M, each a "Series" and collectively, the "Preferred Shares"). Each share of the Series W shall have an Applicable Rate for its Initial Rate Period determined pursuant to a resolution of the Board of Trustees and an initial Distribution Payment Date that shall be set pursuant to a resolution of the Board of Trustees. The shares of Series W shall constitute a separate series of Preferred Shares of the Trust.

        Preferred Shares may be marketed under the name "auction preferred shares" or "Preferred Shares" or such other name as the Board of Trustees may approve from time to time.

        Each Preferred Share shall have such other preferences, rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law, as are set forth in Parts I and II of Article X of these Bylaws. Subject to the provisions of Section 5(c) of Part I hereof, the Board of Trustees of the Trust may, in the future, reclassify additional shares of the Trust's capital shares as Preferred Shares, with the same preferences, rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption and other terms herein described, except that the Applicable Rate for the Initial Rate Period, its initial Payment Date and any other changes in the terms herein set forth shall be as set forth in the Bylaws reclassifying such shares as Preferred Shares.

        Capitalized terms used in Parts I and II of Article X of these Bylaws shall have the meanings (with the terms defined in the singular having comparable meanings when used in the plural and vice versa) provided in the "Definitions" section immediately following, unless the context otherwise requires.

DEFINITIONS

        As used in Parts I and II of Article X of these Bylaws, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

          (a)   "AUDITOR'S CONFIRMATION" shall have the meaning specified in paragraph (c) of Section 7 of Part I.

          (b)   "AFFILIATE" shall mean, for purposes of the definition of "Outstanding," any Person known to the Auction Agent to be controlled by, in control of or under common control with the Trust; provided, however, that for purposes of these Bylaws no Broker-Dealer controlled by, in control of or under common control with the Trust shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation, one of the trustees, directors, or executive officers of which is a Trustee of the Trust, be deemed to be an Affiliate solely because such trustee, director or executive officer is also a Trustee of the Trust.

          (c)   "AGENT MEMBER" shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder.

          (d)   "ALL HOLD RATE" shall mean 80% of the Reference Rate.

          (e)   "ANNUAL VALUATION DATE" shall mean the last Business Day of December of each year.

          (f)    "APPLICABLE PERCENTAGE" shall mean the percentage determined based on the lower of the credit ratings assigned to the Preferred Shares on such date by Moody's and Fitch as follows:

Credit Ratings
		Applicable Percentage
Moody's	Fitch
Aa3 or higher	AA- or higher	150%
A3 to A1	A- to A+	200%
Baa3 to Baa1	BBB- to BBB+	225%
Ba 1 and lower	BB+ and lower	275%

          For purposes of this definition, the "prevailing rating" of the Preferred Shares shall be (i) AAA if such shares have a rating of AAA by Moody's and Fitch and the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies; (ii) if not AAA, then AA- if such shares have a rating of AA- or better by Moody's and Fitch or the equivalent of such rating by such agencies or a substitute rating agency or substitute rating agencies, (iii) if not AA- or higher, then A- if such shares have a rating of A- or better by Moody's and Fitch or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies, (iv) if not A- or higher, then BBB- if such shares have a rating of BBB- or better by Moody's and Fitch or the equivalent of such ratings by such agencies or substitute rating agency or substitute rating agencies, (v) if not BBB- or higher, then below BBB-.

          The Applicable Percentage as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees of the Trust after consultation with the Broker-Dealers, provided that immediately following any such increase the Trust would be in compliance with the Preferred Shares Basic Maintenance Amount. The Trust shall take all reasonable action necessary to enable Moody's and Fitch to provide a rating for the Preferred Shares. If Moody's or Fitch shall not make such a rating available, the Trust shall select another rating agency to act as a substitute rating agency. Notwithstanding the foregoing, the Trust shall not be required to have more than one rating agency provide a rating for the Preferred Shares.

          (g)   "APPLICABLE RATE" shall mean, for each Rate Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Rate, and (iii) in the case of any Distribution Period if all the Preferred Shares are the subject of Submitted Hold Orders for the Auction in respect thereof, the All Hold Rate.

          (h)   "APPLICABLE SPREAD" means the spread determined based on the credit rating assigned to Preferred Shares on such date by Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) as follows:

Credit Ratings
Applicable Spread
Moody's	Fitch
Aa3 or higher	AA- or higher	150 bps
A3 to A1	A- to A+	200 bps
Baa3 to Baa1	BBB- to BBB+	225 bps
Ba 1 and lower	BB+ and lower	275 bps

          For purposes of this definition, the "prevailing rating" of the Preferred Shares shall be (i) AAA if such shares have a rating of AAA by Moody's and Fitch or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies; (ii) if not AAA, then AA- if such shares have a rating of AA- or better by Moody's and Fitch or the equivalent of such rating by such agencies or a substitute rating agency or substitute rating agencies, (iii) if not AA- or higher, then A- if such shares have a rating of A- or better by Moody's and Fitch or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies, (iv) if not A- or higher, then BBB- if such shares have a rating of BBB- or better by Moody's and Fitch or the equivalent of such ratings by such agencies or substitute rating agency or substitute rating agencies, (v) if not BBB- or higher, then below BBB-.

          The Applicable Spread as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Trust would be in compliance with the Preferred Shares Basic Maintenance Amount.

          (i)    "AUCTION" shall mean each periodic implementation of the Auction Procedures.

          (j)    "AUCTION AGENCY AGREEMENT" shall mean the agreement between the Trust and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for the Preferred Shares so long as the Applicable Rate for such Preferred Shares is to be based on the results of an Auction.

          (k)   "AUCTION AGENT" shall mean the entity appointed as such by a resolution of the Board of Trustees in accordance with Section 6 of Part II of Article X.

          (l)    "AUCTION DATE" with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.

          (m)  "AUCTION PROCEDURES" shall mean the procedures for conducting Auctions set forth in Part II of Article X.

          (n)   "AVAILABLE PREFERRED SHARES" shall have the meaning specified in paragraph (a) of Section 3 of Part II of Article X.

          (o)   "BENEFICIAL OWNER" with respect to shares of Preferred Shares, means a customer (including broker dealers that are not Broker Dealers) of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of Preferred Shares.

          (p)   "BID" and "BIDS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of Article X.

          (q)   "BIDDER" and "BIDDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of Article X; provided, however, that neither the Trust nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Trust may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

          (r)   "BOARD OF TRUSTEES" shall mean the Board of Trustees of the Trust or any duly authorized committee thereof.

          (s)   "BROKER-DEALER" shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of Article X, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Trust and has entered into a Broker-Dealer Agreement that remains effective.

          (t)    "BROKER-DEALER AGREEMENT" shall mean an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of Article X.

          (u)   "BUSINESS DAY" shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in New York, New York, are authorized or obligated by law to close.

          (v)   "CLOSING TRANSACTION" shall have the meaning specified in paragraph (a)(i)(A) of Section 13 of Part I of Article X.

          (w)  "CODE" means the Internal Revenue Code of 1986, as amended.

          (x)   "COMMON SHARES" shall mean the outstanding common shares, par value $.001 per share, of the Trust.

          (y)   "CURE DATE" shall mean the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be.

          (z)   "DATE OF ORIGINAL ISSUE" with respect to the Preferred Shares, shall mean the date on which the Trust initially issued such shares.

          (aa) "DECLARATION OF TRUST" shall have the meaning specified on the first page.

          (bb) "DEPOSIT SECURITIES" shall mean cash and any obligations or securities, including Short Term Money Market Instruments that are Eligible Assets, rated at least AAA or F-1 by Fitch, P-1, MIG-1 or VMIG-1 by Moody's or AAA or A-1 by S&P.

          (cc) "DISCOUNTED VALUE" as of any Valuation Date, shall mean, (i) with respect to a Fitch Eligible Asset or Moody's Eligible Asset that is not currently callable or prepayable as of such Valuation Date at the option of the issuer thereof, the quotient of the Market Value thereof divided by the Fitch Discount Factor for a Fitch Eligible Asset or Moody's Discount Factor for a Moody's Eligible Asset, (ii) with respect to a Fitch Eligible Asset or Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient as calculated above or the call price, plus accrued interest or distributions, as applicable, whichever is lower, and (iii) with respect to a Fitch Eligible Asset or Moody's Eligible Asset that is prepayable, the quotient as calculated above or the par value, plus accrued interest or distribution, as applicable, whichever is lower.

          (dd) "DISTRIBUTION PAYMENT DATE" with respect to the Preferred Shares, shall mean any date on which distributions are payable on the Preferred Shares pursuant to the provisions of paragraph (d) of Section 2 of Part I of Article X.

          (ee) "DISTRIBUTION PERIOD," with respect to the Preferred Shares, shall mean the period from and including the Date of Original Issue of shares of a Series to but excluding the initial Distribution Payment Date for shares of such Series and thereafter any period from and including one Distribution Payment Date for shares of such Series to but excluding the next succeeding Distribution Payment Date for shares of such Series.

          (ff)  "EXISTING HOLDER," with respect to shares of Preferred Shares, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Trust) that is listed on the records of the Auction Agent as a holder of shares of any Series.

          (gg) "EXPOSURE PERIOD" shall mean the period commencing on a given Valuation Date and ending 45 days thereafter.

          (hh) "FAILURE TO DEPOSIT," with respect to shares of a Series, shall mean a failure by the Trust to pay to the Auction Agent, not later than 12:00 noon, Eastern time, (A) on any Distribution Payment Date for shares of such Series, in funds available on such Distribution Payment Date in New York, New York, the full amount of any distribution (whether or not earned or declared) to be paid on such Distribution Payment Date on any share of such Series or (B) on any redemption date in funds available on such redemption date for shares of such series in New York, New York, the Redemption Price to be paid on such redemption date for any share of such Series after notice of redemption is mailed pursuant to paragraph (c) of Section 11 of Part I of Article X; provided, however, that the foregoing clause (B) shall not apply to the Trust's failure to pay the Redemption Price in respect of Preferred Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

           (ii)  "FITCH" shall mean Fitch Ratings and its successors.

          (jj)   "FITCH DISCOUNT FACTOR" means for the purposes of determining the Preferred Shares Basic Maintenance Amount, the percentage determined below:

              (i)  Common Stock and Preferred Stock of REITs and Other Real Estate Companies:

DISCOUNT FACTOR(1)
REIT or Other Real Estate Company Preferred Shares	154%
REIT or Other Real Estate Company Common Shares	196%

             (ii)  Corporate Debt Securities of REITs and Other Real Estate Companies(1)(2):

MATURITY IN YEARS	AAA	AA	A	BBB	BB	B	Unrated(1)
1 or less	111%	114%	117%	120%	121%	127%	130%
2 or less (but longer than 1)	116%	123%	125%	127%	132%	137%	141%
3 or less (but longer than 2)	121%	125%	127%	131%	133%	140%	152%
4 or less (but longer than 3)	126%	126%	129%	132%	136%	144%	164%
5 or less (but longer than 4)	131%	132%	135%	139%	144%	149%	185%
7 or less (but longer than 5)	140%	143%	146%	152%	159%	167%	228%
10 or less (but longer than 7)	141%	145%	147%	153%	160%	168%	232%
12 or less (but longer than 10)	144%	147%	150%	157%	165%	174%	249%
15 or less (but longer than 12)	148%	151%	155%	163%	172%	182%	274%
Greater than 20	152%	156%	160%	169%	180%	191%	306%

(1)
If a security is unrated by Fitch, but is rated by two other NRSROs, then the lower of the ratings on the security from the two other NRSROs should be used to determine the Fitch Discount Factor. If the security is not rated by Fitch, but has a rating from only one other NRSRO, and the security is above investment grade, the other rating will be used. If the security is not rated by Fitch, but has a rating from only one other NRSRO, and the security is below investment grade, then the security will use the percentages set forth in the unrated column above.

(2)
The Fitch Discount Factors will also apply to interest rate swaps and caps, whereby the rating on the counterparty will determine the appropriate Discount Factor to apply.

            (iii)  Convertible Securities:

            The Fitch Discount Factor applied to convertible securities is (A) 200% for investment grade convertibles and (B) 222% for below investment grade convertibles so long as such convertible securities have neither (x) conversion premiums greater than 100% nor (y) a yield to maturity or yield to worst of greater than the comparable term Treasury yields plus 15 percentage points.

            The Fitch Discount Factor applied to convertible securities which have conversion premiums of greater than 100% is (A) 152% for investment grade convertibles, and (B) 179% for below investment grade convertibles so long as a such convertible securities do not have a yield to maturity or yield to worst of greater than comparable term Treasury yields plus 15 percentage points.

            The Fitch Discount Factor applied to convertible securities that have a yield to maturity or yield to worst of greater than the comparable term Treasury yield plus 15 percentage points is 370%.

            (iv)  U.S. Treasury Securities:

REMAINING TERM TO MATURITY	DISCOUNT FACTOR
1 year or less	101.5%
2 years or less (but longer than 1 year)	103%
3 years or less (but longer than 2 years)	105%
4 years or less (but longer than 3 years)	107%
5 years or less (but longer than 4 years)	109%
7 years or less (but longer than 5 years)	112%
10 years or less (but longer than 7 years)	114%
15 years or less (but longer than 10 years)	122%
20 years or less (but longer than 15 years)	130%
25 years or less (but longer than 20 years)	146%
30 years or less (but longer than 25 years)	154%

             (v)  Short-Term Instruments and Cash: The Fitch Discount Factor applied to short-term portfolio securities, including without limitation Debt Securities, Short Term Money Market Instruments and municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Fitch Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Fitch Exposure Period; and (C) 125%, so long as such portfolio securities neither mature nor have a demand feature at par exercisable within the Fitch Exposure Period. A Fitch Discount Factor of 100% will be applied to cash.

            (vi)  Other Securities: The Fitch Discount Factor with respect to securities other than those described above including ratable securities not rated by Fitch or any other NRSRO will be the percentage provided in writing by Fitch.

          (kk) "FITCH ELIGIBLE ASSET" shall mean the following:

              (i)  Common stock, preferred stock, and any debt security of REITs and Other Real Estate Companies.

             (ii)  Unrated debt securities or preferred shares issued by an issuer which (1) has not filed for bankruptcy in the past three years; (2) is current on all interest and principal on such debt security; (3) is current on distributions on such preferred shares.

            (iii)  Interest rate swaps or caps entered into according to International Swap Dealers Association standards if (1) the counterparty to the swap transaction has a short-term rating of not less than F-1, or, if the swap counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is AA or higher by Fitch or the equivalent by another NRSRO and (2) the original aggregate notional amount of the interest rate swap or cap transaction or transactions is not greater than the liquidation preference of the Preferred Shares originally issued.

            (iv)  U.S. Treasury Securities and U.S. Treasury Strips.

             (v)  Short-Term Money Market Instruments as long as (a) such securities are rated at least F-1 by Fitch or the equivalent by another NRSRO, (b) in the case of demand deposits, time deposits and overnight funds, the depository institution or supporting entity is rated at least A by Fitch or the equivalent by another NRSRO, (c) such securities are of 2a-7 Money Market Funds, (d) such securities are repurchase agreements or (e) in all other cases, the supporting entity (1) is rated at least A by Fitch and the security matures in one month or (2) is rated at least AA by Fitch and matures within six months.

            (vi)  Cash (including, for this purpose, interest and dividends due on assets rated (a) BBB or higher by Fitch if the payment date is within 5 Business Days of the Valuation Date, (b) A or higher by Fitch if the payment is within thirty days of the Valuation Date (c) A+ or higher by Fitch if the payment date is within the Exposure Period; provided, however, that such interest and dividends may, at the Trust's discretion, be discounted at the same rate as the related security or on such other basis as Fitch and the Trust may agree from time to time) and receivables for Fitch Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date.

          (ll)   "FITCH EXPOSURE PERIOD" means the period commencing on (and including) a given Valuation Date and ending 41 days thereafter.

          (mm)  "FITCH HEDGING TRANSACTION" shall have the meaning specified in paragraph (b)(1) of Section 13 of Part I of Article X.

          (nn) "FORWARD COMMITMENTS" shall have the meaning specified in paragraph (a)(iv) of Section 13 of Part I of Article X.

          (oo) "HOLDER" with respect to shares of a Series, shall mean the registered holder of such shares as the same appears on the record books of the Trust.

          (pp) "HOLD ORDER" and "HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of Article X.

          (qq) "INDEPENDENT ACCOUNTANT" shall mean a nationally recognized accountant, or firm of accountants, that is with respect to the Trust an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.

          (rr)  "INITIAL RATE PERIOD" with respect to each Series, shall be the period from and including the Date of Original Issue to but excluding the initial Distribution Payment date for such Series.

          (ss)  "INTEREST EQUIVALENT" means a yield on a 360-day basis of a discount basis security, which is equal to the yield on an equivalent interest-bearing security.

          (tt)  "LATE CHARGE" shall have the meaning specified in subparagraph (e)(1)(B) of Section 2 of Part I of Article X.

          (uu) "LIBOR Dealers" means RBC Dain Rauscher Inc. and such other dealer or dealers as the Trust may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors.

          (vv) "LIBOR Rate" on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Distribution Period, which appears on display page 3750 of Moneyline's Telerate Service ("Telerate Page 3750") (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m., London time, on the day that is the London Business Day preceding the Auction Date (the "LIBOR Determination Date"), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750, (A) the LIBOR Dealer shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Distribution Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Trust's approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Distribution Period in an amount determined by the LIBOR Dealer (after obtaining the Trust's approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any substitute LIBOR Dealer or substitute LIBOR Dealers selected by the Trust to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR Rate shall be LIBOR Rate as determined on the previous Auction Date. If the number of Distribution Period days shall be (i) 7 or more but fewer than 21 days, such rate shall be the seven-day LIBOR rate; (ii) more than 21 but fewer than 49 days, such rate shall be the one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer that 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

          (ww)  "LIQUIDATION PREFERENCE" with respect to a given number of Preferred Shares, means $25,000 times that number.

          (xx) "LONDON BUSINESS DAY" means any day on which commercial banks are generally open for business in London.

          (yy) "MARKET VALUE" of any asset of the Trust shall mean the market value thereof determined in accordance with the pricing procedures of the Trust.

          (zz) "MAXIMUM RATE" shall mean, with respect to Preferred Shares for any Distribution Period, the greater of (A) the Applicable Percentage of the Reference Rate or (B) the Applicable Spread plus the Reference Rate on the Auction Date. The Auction Agent will round each applicable Maximum Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent. Generally, the applicable distribution rate for any Distribution Period for the Preferred Shares will not be more than the Maximum Rate attributable to such shares. The Maximum Rate for the Preferred Shares will depend on the credit rating assigned to such shares and on the length of the Distribution Period.

          (aaa)  "MINIMUM RATE PERIOD" shall mean any Rate Period consisting of 7 Rate Period Days for the Preferred Shares.

          (bbb)  "MOODY'S" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

          (ccc)  "MOODY'S DISCOUNT FACTOR" shall mean, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined as follows. The Moody's Discount Factor for any Moody's Eligible Asset other than the securities set forth below will be the percentage provided in writing by Moody's.

              (i)  Common Shares and Preferred Shares of REITs and Other Real Estate Companies:

DISCOUNT FACTOR(1)(2)(3)
Common Shares of REITs	154%
Preferred Shares of REITs
with Senior Implied or Unsecured Moody's (or Fitch) rating:	154%
without Senior Implied or Unsecured Moody's (or Fitch) rating:	208%

DISCOUNT FACTOR(1)(2)(3)
Preferred Shares of Other Real Estate Companies
with Senior Implied or Unsecured Moody's (or Fitch) rating:	208%
without Senior Implied or Unsecured Moody's (or Fitch) rating:	250%

    (1)
    A Discount Factor of 250% will be applied to those assets in a single Moody's Real Estate Industry/Property Sector Classification that exceed 30% of Moody's Eligible Assets but are not greater than 35% of Moody's Eligible Assets.

    (2)
    A Discount Factor of 250% will be applied if dividends on such securities have not been paid consistently (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding.

    (3)
    A Discount Factor of 250% will be applied if the market capitalization (including common shares and preferred shares) of an issuer is below $500 million.

             (ii)  Debt Securities of REITs and Other Real Estate Companies(1):

MATURITY IN YEARS	Aaa	Aa	A	Baa	Ba	B	Unrated(2)
1 or less	109%	112%	115%	118%	137%	150%	250%
2 or less (but longer than 1)	115%	118%	122%	125%	146%	160%	250%
3 or less (but longer than 2)	120%	123%	127%	131%	153%	168%	250%
4 or less (but longer than 3)	126%	129%	133%	138%	161%	176%	250%
5 or less (but longer than 4)	132%	135%	139%	144%	168%	185%	250%
7 or less (but longer than 5)	139%	143%	147%	152%	179%	197%	250%
10 or less (but longer than 7)	145%	150%	155%	160%	189%	208%	250%
15 or less (but longer than 10)	150%	155%	160%	165%	196%	216%	250%
20 or less (but longer than 15)	150%	155%	160%	165%	196%	228%	250%
30 or less (but longer than 20)	150%	155%	160%	165%	196%	229%	250%
Greater than 30	165%	173%	181%	189%	205%	240%	250%

(1)
The Moody's Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.

(2)
Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Trust's assets can be derived from other sources, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate, municipal or other debt security is unrated by Moody's, S&P or Fitch, the Trust will use the percentage set forth under "Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

            (iii)  U.S. Treasury Securities and U.S. Treasury Strips:

REMAINING TERM TO MATURITY FACTOR	U.S. TREASURY SECURITIES DISCOUNT FACTOR	U.S. TREASURY STRIPS DISCOUNT
1 year or less	107%	107%
2 years or less (but longer than 1 year)	113%	115%
3 years or less (but longer than 2 years)	118%	121%
4 years or less (but longer than 3 years)	123%	128%
5 years or less (but longer than 4 years)	128%	135%
7 years or less (but longer than 5 years)	135%	147%
10 years or less (but longer than 7 years)	141%	163%
15 years or less (but longer than 10 years)	146%	191%
20 years or less (but longer than 15 years)	154%	218%
30 years or less (but longer than 20 years)	154%	244%

            (iv)  Short-term instruments: The Moody's Discount Factor applied to short-term portfolio securities, including without limitation corporate debt securities, Short Term Money Market Instruments and municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within 49 days of the relevant valuation date; (B) 115%, so long as such portfolio securities do not mature within the Moody's Exposure Period or have a demand feature at par not exercisable within 49 days of the relevant valuation date; and (C) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within 49 days of the relevant valuation date. The Moody's Discount Factor applied to 2a-7 Money Market Funds will be 110%. A Moody's Discount Factor of 100% will be applied to cash.

          (ddd)  "MOODY'S ELIGIBLE ASSETS" shall mean the following:

              (i)  Common shares, preferred shares and any debt security of REITs and Real Estate Companies.

              (a)   Common shares of REITs and preferred shares and any debt security of REITs and Other Real Estate Companies: (A) which comprise at least 7 of the 14 Moody's Real Estate Industry/Property Sector Classifications ("Moody's Sector Classifications") listed below and of which no more than 35% may constitute a single such classification; (B) which in the aggregate constitute at least 40 separate classes of common shares, preferred shares, and debt securities, issued by at least 30 issuers; (C) issued by a single issuer which in the aggregate constitute no more than 7.0% of the Market Value of Moody's Eligible Assets, (D) issued by a single issuer which, with respect to 50% of the Market Value of Moody's Eligible Assets, constitute in the aggregate no more than 5% of Market Value of Moody's Eligible Assets; and

              (b)   Unrated debt securities or preferred securities issued by an issuer which: (A) has not filed for bankruptcy within the past three years; (B) is current on all principal and interest on such debt security; (C) is current on such preferred security distributions; (D) possesses a current, unqualified auditor's report without qualified, explanatory language and (E) in the aggregate, do not exceed 10% of the discounted Moody's Eligible Assets;

             (ii)  Interest rate swaps or caps entered into according to International Swap Dealers Association ("ISDA") standards if (a) the counterparty to the swap transaction has a short-term rating of not less than P-1 or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is A3 or higher and (b) the original aggregate notional amount of the interest rate swap or cap transaction or transactions is not to be greater than the liquidation preference of the Preferred Shares originally issued. The interest rate swap or cap transaction will be marked-to-market daily;

            (iii)  U.S. Treasury Securities and Treasury Strips;

            (iv)  Short-Term Money Market Instruments so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the depository institution is rated at least A2, (C) such securities are of 2a-7 Money Market Funds, (D) such securities are repurchase agreements, or (E) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by Fitch and not rated by Moody's) need not meet any otherwise applicable Moody's rating criteria; and

             (v)  Cash (including, for this purpose, interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within 49 days of the relevant valuation date; provided, however, that such interest and dividends may, at the Trust's discretion, be discounted at the same rate as the related security or on such other basis as Moody's and the Trust may agree from time to time) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date.

          (eee)  "MOODY'S HEDGING TRANSACTION" shall have the meaning specified in paragraph (a)(i) of Section 13 of Part I of Article X.

          (fff) "MOODY'S REAL ESTATE INDUSTRY/PROPERTY SECTOR CLASSIFICATION" means, for the purposes of determining Moody's Eligible Assets, each of the following Industry Classifications (as defined by the National Association of Real Estate Investment Trusts, "NAREIT"):

            1.     Office

            2.     Industrial

            3.     Mixed

            4.     Shopping Centers

            5.     Regional Malls

            6.     Free Standing

            7.     Apartments

            8.     Manufactured Homes

            9.     Diversified

            10.   Lodging/Resorts

            11.   Health Care

            12.   Home Financing

            13.   Commercial Financing

            14.   Self Storage

      The Trust will use its discretion in determining which NAREIT Industry Classification is applicable to a particular investment in consultation with the independent auditor and/or Moody's, as necessary.

          (ggg)  "1940 ACT" shall mean the Investment Company Act of 1940, as amended from time to time.

          (hhh)  "1940 ACT CURE DATE," with respect to the failure by the Trust to maintain the 1940 Act Preferred Shares Asset Coverage (as required by Section 6 of Part I of Article X) as of the last Business Day of each month, shall mean the last Business Day of the following month.

          (iii)  "1940 ACT PREFERRED SHARES ASSET COVERAGE" shall mean asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Trust which are shares, including all outstanding Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

          (jjj)  "NOTICE OF REDEMPTION" shall mean any notice with respect to the redemption of Preferred Shares pursuant to paragraph (c) of Section 11 of Part I of Article X.

          (kkk)  "NOTICE OF SPECIAL RATE PERIOD" shall mean any notice with respect to a Special Rate Period of shares of a Series pursuant to subparagraph (d)(i) of Section 4 of Part I of Article X.

          (lll)  "ORDER" and "ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of Article X.

          (mmm)  "OTHER REAL ESTATE COMPANIES" shall mean companies that generally derive at least 50% of their revenue from real estate or have at least 50% of their assets in real estate, but not including REITs.

          (nnn)  "OUTSTANDING" shall mean, as of any Auction Date with respect to shares of a Series, the number of shares theretofore issued by the Trust except, without duplication, (i) any shares of such Series theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Trust, (ii) any shares of such Series as to which the Trust or any Affiliate thereof shall be an Existing Holder and (iii) any shares of such Series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Trust.

          (ooo)  "PERSON" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

          (ppp)  "POTENTIAL BENEFICIAL OWNER," with respect to shares of a Series, shall mean a customer (including broker dealers which are not Broker Dealers) of a Broker-Dealer that is not a Beneficial Owner of shares of such Series but that wishes to purchase shares of such Series, or that is a Beneficial Owner of shares of such Series that wishes to purchase additional shares of such Series.

          (qqq)  "POTENTIAL HOLDER," with respect to Preferred Shares, shall mean a Broker-Dealer (or any such other person as may be permitted by the Trust) that is not an Existing Holder of Preferred Shares or that is an Existing Holder of Preferred Shares that wishes to become the Existing Holder of additional Preferred Shares.

          (rrr) "PREFERRED SHARES" shall have the meaning set forth in the third paragraph of Article X.

          (sss) "PREFERRED SHARES BASIC MAINTENANCE AMOUNT" as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of Preferred Shares outstanding on such date (including Preferred Shares held by an Affiliate of the Trust but not Preferred Shares held by the Trust) multiplied by $25,000 (plus the product of the number of shares of any other series of preferred shares outstanding on such date multiplied by the liquidation preference of such shares) plus any redemption premium applicable to Preferred Shares (or other preferred shares) then subject to redemption; (B) the aggregate amount of distributions that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Distribution Payment Dates for the Preferred Shares outstanding that follows such Valuation Date; (C) the aggregate amount of distributions that would accumulate on Preferred Shares outstanding from such first Distribution Payment Dates therefor referenced in (B) of this paragraph through the 45th day after such Valuation Date at the respective Applicable Rates referenced in (B) of this paragraph; (D) the amount of anticipated non-interest expenses of the Trust for the 90 days subsequent to such Valuation Date; (E) the amount of the current outstanding balances of any indebtedness or obligations of the Trust senior in right of payment to the Preferred Shares plus distributions accrued together with 30 days additional distributions on the current outstanding balances calculated at the current rate; and (F) any other current liabilities payable during the 30 days subsequent to such Valuation Date, including, without limitation, indebtedness due within one year and any redemption premium due with respect to the Preferred Shares for which a Notice of Redemption has been sent, as of such Valuation Date, to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, any liabilities incurred for the purpose of clearing securities transactions) less (ii) the sum of any cash plus the value of any of the Trust's assets irrevocably deposited by the Trust for the payment of any of (i)(A) through (i)(F) ("value," for purposes of this clause (ii), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated at least P-1 by Moody's, it will be valued at its face value).

          (ttt) "PREFERRED SHARES BASIC MAINTENANCE CURE DATE," with respect to the failure by the Trust to satisfy the Preferred Shares Basic Maintenance Amount (as required by paragraph (a) of Section 7 of Part I of Article X) as of a given Valuation Date, shall mean the seventh Business Day following such Valuation Date.

          (uuu)  "PREFERRED SHARES BASIC MAINTENANCE REPORT" shall mean a report signed by the President, Treasurer, Assistant Treasurer, Controller, Assistant Controller or any Senior Vice President or Vice President of the Trust which sets forth, as of the related Valuation Date, the assets of the Trust, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Preferred Shares Basic Maintenance Amount.

          (vvv)  "PRICING SERVICE" shall mean any pricing service designated from time to time in accordance with the Trust's pricing procedures.

          (www)  "QUARTERLY VALUATION DATE" shall mean the last Business Day of each March, June, September and December of each year, commencing on March 31, 2004.

        (xxx)  "RATE PERIOD," with respect to shares of a Series, shall mean the Initial Rate Period and any Subsequent Rate Period, including any Special Rate Period.

          (yyy)  "RATE PERIOD DAYS," for any Rate Period or Distribution Period, means the number of days that would constitute such Rate Period or Distribution Period but for the application of paragraph (d) of Section 2 of Part I of Article X or paragraph (b) of Section 4 of Part I of Article X.

          (zzz)  "REFERENCE BANKS" means four major banks in the London interbank market selected by RBC Dain Rauscher Inc. or its affiliates or successors or such other party as the Trust may from time to time appoint.

          (aaaa)  "REIT," or real estate investment trust, means a company dedicated to owning, operating or financing real estate.

          (bbbb)  "REDEMPTION PRICE" shall mean the applicable redemption price specified in Section 11 of Part I of Article X.

          (cccc)  "REFERENCE RATE" shall mean, with respect to the determination of the Maximum Rate, the applicable LIBOR Rate (for a distribution period or a special distribution period of fewer than 365 days), and the applicable Treasury Index Rate (for a special distribution period of 365 days or more).

          (dddd)  "S&P" shall mean Standard & Poor's Ratings Services and its successors.

          (eeee)  "SECURITIES DEPOSITORY" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Trust that agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares.

          (ffff)  "SELL ORDER" and "SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of Article X.

          (gggg)  "Series" shall have the meaning given in the third paragraph of Article X.

          (hhhh)  "Series F" shall have the meaning given in the fifth paragraph of Article X.

          (iiii) "Series M" shall have the meaning given in the forth paragraph of Article X.

          (jjjj) "SERIES T" shall have the meaning given in the first paragraph of Article X.

          (kkkk)  "SERIES Th" shall have the meaning given in the second paragraph of Article X.

          (llll) "SERIES W" shall have the meaning given in the third paragraph of Article X.

          (mmmm)  "SHORT-TERM MONEY MARKET INSTRUMENTS" shall mean the following types of instruments if, on the date of purchase or other acquisition thereof by the Trust, the remaining term to maturity thereof is not in excess of 180 days:

              (i)  commercial paper rated A-1 or the equivalent if such commercial paper matures in 30 days or A-1+ or the equivalent if such commercial paper matures in over 30 days;

             (ii)  demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

            (iii)  overnight funds;

            (iv)  U.S. Government Securities;

             (v)  registered investment companies that are money market funds in compliance with Rule 2a-7 under the 1940 Act ("2a-7 Money Market Funds"); and

            (vi)  overnight repurchase agreements.

          (nnnn)  "SPECIAL RATE PERIOD," with respect to Preferred Shares, shall have the meaning specified in paragraph (a) of Section 4 of Part I of Article X.

          (oooo)  "SPECIAL REDEMPTION PROVISIONS" shall have the meaning specified in subparagraph (a)(i) of Section 11 of Part I of Article X.

          (pppp)  "SUBMISSION DEADLINE" shall mean 1:00 P.M., Eastern time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

          (qqqq)  "SUBMITTED BID" and "SUBMITTED BIDS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of Article X.

          (rrrr)  "SUBMITTED HOLD ORDER" and "SUBMITTED HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of Article X.

          (ssss)  "SUBMITTED ORDER" and "SUBMITTED ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of Article X.

          (tttt)  "SUBMITTED SELL ORDER" and "SUBMITTED SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of Article X.

          (uuuu)  "SUBSEQUENT RATE PERIOD," with respect to Preferred Shares, shall mean the period from and including the first day following the Initial Rate Period of Preferred Shares to but excluding the next Distribution Payment Date for Preferred Shares and any period thereafter from and including one Distribution Payment Date for Preferred Shares to but excluding the next succeeding Distribution Payment Date for Preferred Shares; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Distribution Period thereof.

          (vvvv)  "SUBSTITUTE U.S. GOVERNMENT SECURITIES DEALER" shall mean Credit Suisse First Boston or Merrill Lynch, Pierce, Fenner & Smith Incorporated or their respective affiliates or successors, if such entity is a U.S. Government securities dealer or such other entity designated by the Trust; provided, however, that none of such entities shall be a U.S. Government Securities Dealer.

          (wwww)  "TREASURY BILL" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.

          (xxxx)  "TREASURY FUTURES" shall have the meaning specified in paragraph (a)(i) of Section 13 of Part I of Article X.

          (yyyy)  "TREASURY INDEX RATE" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Distribution Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Distribution Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Trust by at least three recognized dealers in U.S. Government Securities selected by the Trust.

          (zzzz)  "TREASURY NOTE" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of five years or less but more than 364 days.

          (aaaaa)  "TREASURY NOTE RATE," on any date for any Rate Period, shall mean (i) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Note Rate, the Treasury Note Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealers selected by the Trust to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Trust does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

          (bbbbb)  "TRUST" shall mean the entity named on the first page, which is the issuer of the Preferred Shares.

          (ccccc)  "U.S. GOVERNMENT SECURITIES DEALER" shall mean Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc., Morgan Guaranty Trust Company of New York and any other U.S. Government Securities Dealer selected by the Trust as to which Moody's (if Moody's is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares) shall not have objected or their respective affiliates or successors, if such entity is a U.S. Government Securities Dealer.

          (ddddd)  "U.S. TREASURY SECURITIES" means direct obligations of the United States Treasury that are entitled to the full faith and credit of the United States.

          (eeeee)  "U.S. TREASURY STRIPS" means securities based on U.S. Treasury Securities created through the Separate Trading of Registered Interest and Principal of Securities program.

          (fffff)  "VALUATION DATE" shall mean, for purposes of determining whether the Trust is maintaining the Preferred Shares Basic Maintenance Amount, the last Business Day of each month.

          (ggggg)  "VOTING PERIOD" shall have the meaning specified in paragraph (b) of Section 5 of Part I of Article X.

          (hhhhh)  "WINNING BID RATE" shall have the meaning specified in paragraph (a) of Section 3 of Part II of Article X.

PART I

        A.    NUMBER OF AUTHORIZED SHARES.    The number of authorized shares constituting Series F is 1,000, of which 400 shares will be issued on such other date as the officers of the Trust may determine. The number of authorized shares constituting Series M is 15,000, of which 900 shares will be issued on such other date as the officers of the Trust may determine. The number of authorized shares constituting Series T is 3,000, of which 2,000 shares will be issued on such other date as the officers of the Trust may determine. The number of authorized shares constituting Series Th is 7,320, of which 680 shares will be issued on such other date as the officers of the Trust may determine. The number of authorized shares constituting Series W is 8,000, of which 800 shares will be issued on such other date as the officers of the Trust may determine.

        B.    DISTRIBUTIONS.

          (a)    RANKING.    The Preferred Shares shall rank on a parity with each other and with any other series of preferred shares as to the payment of distributions by the Trust.

          (b)    CUMULATIVE CASH DISTRIBUTIONS.    The Holders of any Series shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration of Trust and applicable law, cumulative cash distributions at the Applicable Rate for shares of such series, determined as set forth in paragraph (e) of this Section 2, and no more (except to the extent set forth in Section 3 of this Part I), payable on the Distribution Payment Dates with respect to shares of the Series determined pursuant to paragraph (d) of this Section 2. Holders of Preferred Shares shall not be entitled to any distribution, whether payable in cash, property or shares, in excess of full cumulative distributions, as herein provided, on Preferred Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on Preferred Shares which may be in arrears, and, except to the extent set forth in subparagraph (e)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage.

          (c)    DISTRIBUTIONS CUMULATIVE FROM DATE OF ORIGINAL ISSUE.    Distributions on Preferred Shares shall accumulate at the Applicable Rate from the Date of Original Issue thereof.

          (d)    DISTRIBUTION PAYMENT DATES AND ADJUSTMENT THEREOF.    Distributions on Preferred Shares shall be payable for the Initial Rate Period on a date designated by the Board of Trustees, and, if declared by the Board of Trustees (which declaration may be by a single resolution for multiple such dates), on each seventh day thereafter (or after the Distribution Payment Date with respect to an intervening Special Rate Period), with respect to the Preferred Share (each date being a "Distribution Payment Date"); provided, however, that:

              (i)  if the day on which distributions would otherwise be payable on Preferred Shares is not a Business Day, then such distributions shall be payable on such Preferred Shares on the first Business Day that falls after such day, and

             (ii)  notwithstanding this paragraph (d) of Section 2, the Trust in its discretion may establish the Distribution Payment Dates in respect of any Special Rate Period of Preferred Shares consisting of more than 7 Rate Period Days, with respect to a Series; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Trust; and further provided that (1) any such Distribution Payment Date shall be a Business Day and (2) the last Distribution Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of Section 4 of this Part I.

          (e)    DISTRIBUTION RATES AND CALCULATION OF DISTRIBUTIONS.

            (i)    DISTRIBUTION RATES.    The distribution rate on Preferred Shares during the period from and after the Date of Original Issue of Preferred Shares to and including the last day of the Initial Rate Period of such Preferred Shares shall be equal to the rate per annum determined with respect to such Preferred Shares pursuant to a resolution of the Board of Trustees, as set forth under "Designation." The initial distribution rate on any series of preferred shares subsequently established by the Trust shall be the rate set forth in or determined in accordance with the resolutions of the Board of Trustees establishing such series. For each Subsequent Rate Period of Preferred Shares, the distribution rate on such Preferred Shares shall be equal to the rate per annum that results from an Auction for shares of the applicable Series on the Auction Date next preceding such Subsequent Rate Period (but the rate set at the Auction will not exceed the Maximum Rate); provided, however, that if:

              (A)  subject to Section 9 of Part II, an Auction for any Subsequent Rate Period of Preferred Shares is not held for any reason other than as described below or if Sufficient Clearing Orders have not been made in an Auction (other than as a result of all Preferred Shares being the subject of Submitted Hold Orders), then the distribution rate on the shares of the applicable Series for such Subsequent Rate Period will be the Maximum Rate of such Series on the Auction Date therefor;

              (B)  any Failure to Deposit shall have occurred with respect to shares of any Series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, Eastern time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section 2 and the Trust shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of distributions with respect to any Distribution Period of shares of such Series, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Distribution Payment Date for such Distribution Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such Series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such Series for which Notice of Redemption has been mailed by the Trust pursuant to paragraph (c) of Section 11 of this Part I, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such Series to be redeemed, then no Auction will be held, in respect of shares of such Series for the Subsequent Rate Period thereof and the distribution rate for shares of such Series for such Subsequent Rate Period will be the Maximum Rate on the Auction Date for such Subsequent Rate Period;

              (C)  any Failure to Deposit shall have occurred with respect to shares of any Series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, Eastern time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to

      Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Trust shall not have paid the applicable Late Charge to the Auction Agent, then no Auction will be held in respect of shares of such Series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Trust pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Trust cures such Failure to Deposit), in each case no later than 12:00 Noon, Eastern time, on the fourth Business Day prior to the end of such Rate Period), and the distribution rate for shares of such Series for each such Subsequent Rate Period for shares of such Series shall be a rate per annum equal to the Maximum Rate on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such Series, for purposes of determining such Maximum Rate, being deemed to be "Below "Baa3"/BBB-"); or

              (D)  any Failure to Deposit shall have occurred with respect to shares of any Series during a Special Rate Period thereof consisting of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, Eastern time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or, in the event Moody's is then rating such shares, the Trust shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purposes of this subparagraph (D), to be calculated by using, as the Reference Rate, the Reference Rate applicable to a Rate Period (x) consisting of more than 270 Rate Period Days and (y) commencing on the date on which the Rate Period during which Failure to Deposit occurs commenced), then no Auction will be held with respect to shares of such Series for such Subsequent Rate Period (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Trust pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Trust cures such Failure to Deposit), in each case no later than 12:00 Noon, Eastern time, on the fourth Business Day prior to the end of such Rate Period), and the distribution rate for shares of such Series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such Series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such Series, for purposes of determining such Maximum Rate, being deemed to be "Below "Baa3"/BBB-").

            (ii)    CALCULATION OF DISTRIBUTIONS.    The amount of distributions per share payable on Preferred Shares on any date on which distributions on shares of a Series shall be payable shall be computed by multiplying the Applicable Rate for shares of such Series in effect for such Distribution Period or Distribution Periods or part thereof for which distributions have not been paid by a fraction, the numerator of which shall be the number of days in such Distribution Period or Distribution Periods or part thereof and the denominator of which shall be 360, and applying the rate obtained against $25,000.

          (f)    CURING A FAILURE TO DEPOSIT.    A Failure to Deposit with respect to Preferred Shares shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Trust to make the required payment to the Auction Agent) with respect to any Rate Period of shares of any Series if, within the respective time periods described in subparagraph (e)(i) of this

  Section 2, the Trust shall have paid to the Auction Agent (A) all accumulated and unpaid distributions on shares of such Series and (B) without duplication, the Redemption Price for shares, if any, of such Series for which Notice of Redemption has been mailed by the Trust pursuant to paragraph (c) of Section 11 of Part I of Article X; provided, however, that the foregoing clause (B) shall not apply to the Trust's failure to pay the Redemption Price in respect of Preferred Shares when the related Redemption Notice provides that redemption of such Preferred Shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

          (g)    DISTRIBUTION PAYMENTS BY TRUST TO AUCTION AGENT.    The Trust shall pay to the Auction Agent, not later than 12:00 Noon, Eastern time, on each Distribution Payment Date for Preferred Shares, an aggregate amount of funds available in The City of New York, New York, equal to the distributions to be paid to all Holders of shares of any Series on such Distribution Payment Date.

          (h)    AUCTION AGENT AS TRUSTEE OF DISTRIBUTION PAYMENTS BY TRUST.    All moneys paid to the Auction Agent for the payment of distributions shall be held in trust for the payment of such distributions by the Auction Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of distributions will, to the extent permitted by law, be repaid to the Trust at the end of 90 days from the date on which such moneys were so to have been applied.

          (i)    DISTRIBUTIONS PAID TO HOLDERS.    Each distribution on Preferred Shares shall be paid on the Distribution Payment Date therefor to the Holders thereof as their names appear on the record books of the Trust on the Business Day next preceding such Distribution Payment Date.

          (j)    DISTRIBUTIONS CREDITED AGAINST EARLIEST ACCUMULATED BUT UNPAID DISTRIBUTIONS.    Any distribution payment made on Preferred Shares shall first be credited against the earliest accumulated but unpaid distributions due with respect to such Preferred Shares. Distributions in arrears for any past Distribution Period may be declared and paid at any time, without reference to any regular Distribution Payment Date, to the Holders as their names appear on the record books of the Trust on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

        C.    RESERVED.

        D.    DESIGNATION OF SPECIAL RATE PERIODS.

          (a)    LENGTH OF AND PRECONDITIONS FOR SPECIAL RATE PERIOD.    The Trust, at its option, may designate any succeeding Subsequent Rate Period of Preferred Shares as a special rate period consisting of a specified number of Rate Period Days, other than the number of Rate Period Days comprising a Minimum Rate Period, that is evenly divisible by seven, subject to adjustment as provided in paragraph (b) of this Section 4 (each such period, a "Special Rate Period"). A designation of a Special Rate Period shall be effective only if (A) notice thereof shall have been given in accordance with paragraph (c) and subparagraph (d)(i) of this Section 4, (B) an Auction for shares of a Series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such Series shall have existed in such Auction, and (C) if any Notice of Redemption shall have been mailed by the Trust pursuant to paragraph (c) of Section 11 of this Part I with respect to any shares of such Series, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent. In the event the Trust wishes to designate any succeeding Subsequent Rate Period for Preferred Shares as a Special Rate Period consisting of more than 28 Rate Period

  Days, the Trust shall notify Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) in advance of the commencement of such Subsequent Rate Period that the Trust wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) with such documents as either may request. In addition, full cumulative distributions, any amounts due with respect to mandatory redemptions and any additional distributions payable prior to such date must be paid in full or deposited with the Auction Agent. The Trust also must have portfolio securities with a discounted value at least equal to the Preferred Shares Basic Maintenance Amount.

          (b)    ADJUSTMENT OF LENGTH OF SPECIAL RATE PERIOD.    In the event the Trust wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not a (i) Wednesday that is a Business Day in case of Series T, then the Trust shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending on the first Tuesday that is followed by a Wednesday that is a Business Day preceding what would otherwise be such last day in the case of Series T, (ii) Friday that is a Business Day in case of Series Th, then the Trust shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending on the first Tuesday that is followed by a Wednesday that is a Business Day preceding what would otherwise be such last day in the case of Series Th or (iii) Thursday that is a Business Day in case of Series W, then the Trust shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending on the first Tuesday that is followed by a Wednesday that is a Business Day preceding what would otherwise be such last day in the case of Series W.

          (c)    NOTICE OF PROPOSED SPECIAL RATE PERIOD.    If the Trust proposes to designate any succeeding Subsequent Rate Period of Preferred Shares as a Special Rate Period pursuant to paragraph (a) of this Section 4, not less than 7 (or such lesser number of days as determined by the Trust with appropriate consultation with the Auction Agent and Broker-Dealers) nor more than 30 days prior to the date the Trust proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be mailed by the Trust by first-class mail, postage prepaid, to the Holders of shares of the applicable Series. Each such notice shall state (A) that the Trust may exercise its option to designate a succeeding Subsequent Rate Period of shares of such Series as a Special Rate Period, specifying the first day thereof and (B) that the Trust will, by 11:00 A.M., Eastern time, on the second Business Day next preceding such date (or by such later time or date, or both, as determined by the Trust with appropriate consultation with the Auction Agent and Broker-Dealers) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Trust shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.

          (d)    NOTICE OF SPECIAL RATE PERIOD.    No later than 11:00 A.M., Eastern time, on the second Business Day next preceding the first day of any proposed Special Rate Period of shares of a Series as to which notice has been given as set forth in paragraph (c) of this Section 4 (or such later time or date, or both, as determined by the Trust with appropriate consultation with the Auction Agent and Broker-Dealers), the Trust shall deliver to the Auction Agent either:

              (i)  a notice ("Notice of Special Rate Period") stating (A) that the Trust has determined to designate the next succeeding Rate Period of shares of such Series as a Special Rate Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if (1) an Auction for shares of such Series shall not be held on such Auction Date for any reason or (2) an Auction for shares of such Series shall be held on such Auction Date but Sufficient Clearing Bids for shares of such Series shall not exist in such Auction (other than because all Outstanding shares of such Series are subject to Submitted Hold Orders), (D) the scheduled Distribution Payment Dates for shares of such Series during such Special Rate Period and (E) the Special Redemption Provisions, if any, applicable to shares of such Series in respect of such Special Rate Period, such notice to be accompanied by a Preferred Shares Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Rate Period, Moody's Eligible Assets (if Moody's is then rating the Series in question) and Fitch Eligible Assets (if Fitch is then rating the Series in question) each have an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that (a) the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period, and (b) if applicable, the Moody's Discount Factors applicable to Moody's Eligible Assets and the Fitch Discount Factors applicable to Fitch Eligible Assets are determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Trust, as described in the definitions of Moody's Discount Factor and Fitch Discount Factor herein); or

             (ii)  a notice stating that the Trust has determined not to exercise its option to designate a Special Rate Period of shares of such Series and that the next succeeding Rate Period of shares of such Series shall be a Minimum Rate Period.

          (e)    FAILURE TO DELIVER NOTICE OF SPECIAL RATE PERIOD.    If the Trust fails to deliver either of the notices described in subparagraphs (d)(i) or (d)(ii) of this Section 4 (and, in the case of the notice described in subparagraph (d)(i) of this Section 4, a Preferred Shares Basic Maintenance Report to the effect set forth in such subparagraph (if either Moody's or Fitch is then rating the Series in question)) with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 A.M., Eastern time, on the second Business Day next preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as determined by the Trust with appropriate consultation with the Auction Agent and Broker-Dealers), the Trust shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in subparagraph (d)(ii) of this Section 4. In the event the Trust delivers to the Auction Agent a notice described in subparagraph (d)(i) of this Section 4, it shall file a copy of such notice with the Secretary of the Trust, and the contents of such notice shall be binding on the Trust. In the event the Trust delivers to the Auction Agent a notice described in subparagraph (d)(ii) of this Section 4, the Trust will provide Moody's (if Moody's is then rating the Series in question) and Fitch (if Fitch is then rating the Series in question) a copy of such notice.

        E.    VOTING RIGHTS.

          (a)    ONE VOTE PER PREFERRED SHARE.    Except as otherwise provided in the Declaration of Trust or as otherwise required by law, (i) each Holder of Preferred Shares shall be entitled to one vote for each Preferred Share held by such Holder on each matter submitted to a vote of Shareholders of the Trust, and (ii) the holders of outstanding shares of preferred shares, including Preferred Shares, and of Common Shares shall vote together as a single class; provided, however, that, at any meeting of Shareholders of the Trust held for the election of Trustees, the holders of outstanding shares of preferred shares, including Preferred Shares, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of the Trust, to elect two Trustees of the Trust (regardless of the total number of Trustees serving on the Trust's Board of Trustees), each share of preferred shares, including each Preferred Share, entitling the holder thereof to one vote; provided, further, that if the Board of Trustees shall be divided into one or more classes, the Board of Trustees shall determine to which class or classes the Trustees elected by the holders of preferred shares, including Preferred Shares, shall be assigned and such holders of preferred shares shall only be entitled to elect the Trustees so designated as being elected by such holders of preferred shares when their term shall have expired; provided, finally, that such Trustees appointed by the holders of preferred shares, including Preferred Shares, shall be allocated as evenly as possible among the classes of Trustees. Subject to paragraph (b) of this Section 5, the holders of outstanding Common Shares and preferred shares, including Preferred Shares, voting together as a single class, shall elect the balance of the Trustees.

          (b)    VOTING FOR ADDITIONAL TRUSTEES.

            (i)    VOTING PERIOD.    Except as otherwise provided in the Declaration of Trust or as otherwise required by law, during any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a "Voting Period"), the number of Trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of preferred shares, including Preferred Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the holders of preferred shares, including Preferred Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of the Trust), to elect such smallest number of additional Trustees, together with the two Trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

              (A)  if at the close of business on any distribution payment date accumulated distributions (whether or not earned or declared) on any outstanding preferred shares, including Preferred Shares, equal to at least two full years' distributions shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated distributions; or

              (B)  if at any time holders of Preferred Shares are entitled under the 1940 Act to elect a majority of the Trustees of the Trust.

            Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph (b)(i).

            (ii)    NOTICE OF SPECIAL MEETING.    As soon as practicable after the accrual of any right of the holders of preferred shares, including Preferred Shares, to elect additional Trustees as described in subparagraph (b)(i) of this Section 5, the Trust shall notify the Auction Agent and the Auction Agent shall call a special meeting of such registered holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 30 days after the date of mailing of such notice. If the Trust fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the registered holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed or on such other date as the Trust and the Auction Agent may agree. At any such special meeting and at each meeting of holders of preferred shares, including Preferred Shares, held during a Voting Period at which Trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of the Trust), shall be entitled to elect the number of Trustees prescribed in subparagraph (b)(i) of this Section 5 on a one-vote-per-share basis.

            (iii)    TERMS OF OFFICE OF EXISTING TRUSTEES.    The terms of office of all persons who are Trustees of the Trust at the time of a special meeting of Holders and holders of other shares of preferred shares of the Trust to elect Trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of Trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent Trustees elected by the Holders and such other holders of preferred shares of the Trust and the remaining incumbent Trustees elected by the holders of the Common Shares and preferred shares, including Preferred Shares, shall constitute the duly elected Trustees of the Trust.

            (iv)    TERMS OF OFFICE OF CERTAIN TRUSTEES TO TERMINATE UPON TERMINATION OF VOTING PERIOD.    Simultaneously with the termination of a Voting Period, the terms of office of the additional Trustees elected by the Holders and holders of other preferred shares of the Trust pursuant to subparagraph (b)(i) of this Section 5 shall terminate, the remaining Trustees shall constitute the Trustees of the Trust and the voting rights of the Holders and such other holders to elect additional Trustees pursuant to subparagraph (b)(i) of this Section 5 shall cease, subject to the provisions of the last sentence of subparagraph (b)(i) of this Section 5.

          (c)    HOLDERS OF PREFERRED SHARES TO VOTE ON CERTAIN OTHER MATTERS.

            (i)    INCREASES IN CAPITALIZATION.    So long as any Preferred Shares are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least a majority of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with Preferred Shares with respect to the payment of distributions or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, or authorize, create or issue additional shares of any Series (except that, notwithstanding the foregoing, but subject to the provisions of paragraph (c) of Section 13 of this Part I, the Board of Trustees, without the vote or consent of the Holders of Preferred Shares, may from time to time authorize and create, and the Trust may from time to time issue additional shares of Preferred Shares, or classes or series of preferred shares ranking on a parity with Preferred Shares with respect to the payment of distributions and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust; provided, however, that if Moody's and Fitch (or other NRSRO) is not then rating the Preferred Shares, the aggregate liquidation preference of all Preferred Shares of the Trust outstanding after any such issuance, exclusive of accumulated and unpaid distributions, may not exceed $200,000,000) or (b) amend, alter or repeal the provisions of the Declaration of Trust, or these Bylaws, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such Preferred Shares or the Holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division or split of a Preferred Share will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders of Preferred Shares and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to Preferred Shares with respect to the payment of distributions and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, will be deemed to affect such preferences, rights or powers only if Moody's or Fitch is then rating Preferred Shares and such issuance would, at the time thereof, cause the Trust not to satisfy the 1940 Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount. So long as any Preferred Shares are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least a majority of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Trust is solvent and does not foresee becoming insolvent.

            (ii)    1940 ACT MATTERS.    Unless a higher percentage is provided for in the Declaration of Trust, (A) the affirmative vote of the Holders a "majority of the outstanding" (as such term is defined in the 1940 Act) preferred shares of the Trust, including Preferred Shares, voting as a separate class, shall be required to approve (A) any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares and (B) any action requiring a vote of security holders of the Trust under Section 13(a) of the 1940 Act. In the event a vote of Holders of Preferred Shares is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Trust shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Trust shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) of the results of such vote.

          (d)    BOARD MAY TAKE ACTIONS WITHOUT SHAREHOLDER APPROVAL.    The Board of Trustees may, without the vote or consent of the Holders of the Preferred Shares, or any other shareholder of the Trust, from time to time amend, alter or repeal any or all of the definitions of the terms listed herein, or any provision of the Bylaws viewed by Moody's or Fitch as a predicate for any such definition, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of the Preferred Shares or the Holders thereof, provided the Board of Trustees receives confirmation from Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares), that any such amendment, alteration or repeal would not impair the ratings then assigned to the Preferred Shares by Moody's (if Moody's is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares).

          In addition, subject to compliance with applicable law, the Board of Trustees may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of preferred shares, including Preferred Shares, or any other shareholder of the Trust, and without receiving any confirmation from any rating agency, after consultation with the Broker-Dealers, provided that immediately following any such increase the Trust would meet the Preferred Shares Basic Maintenance Amount Test.

          (e)    RELATIVE RIGHTS AND PREFERENCES.    Unless otherwise required by law or provided elsewhere in the Declaration of Trust, the Holders of Preferred Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

          (f)    NO PREEMPTIVE RIGHTS OR CUMULATIVE VOTING.    The Holders of Preferred Shares shall have no preemptive rights or rights to cumulative voting.

          (g)    VOTING FOR TRUSTEES SOLE REMEDY FOR TRUST'S FAILURE TO PAY DISTRIBUTIONS.    In the event that the Trust fails to pay any distributions on the Preferred Shares, the exclusive remedy of the Holders shall be the right to vote for Trustees pursuant to the provisions of this Section 5.

          (h)    HOLDERS ENTITLED TO VOTE.    For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by these Bylaws, by the Declaration of Trust, by statute or otherwise, no Holder shall be entitled to vote Preferred Shares and no

  Preferred Shares shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of Section 11 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No Preferred Shares held by the Trust or any affiliate of the Trust (except for shares held by a Broker-Dealer that is an affiliate of the Trust for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.

        F.    1940 ACT PREFERRED SHARES ASSET COVERAGE.    The Trust shall maintain, as of the last Business Day of each month in which any share of a series of Preferred Shares is outstanding, the 1940 Act Preferred Shares Asset Coverage; provided, however, that the redemption pursuant to Section 11(b) of this Part I shall be the sole remedy in the event the Trust fails to do so.

        G.    PREFERRED SHARES BASIC MAINTENANCE AMOUNT.

          (a)   So long as Preferred Shares are outstanding, the Trust shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, (i) Fitch Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Fitch is then rating the Preferred Shares) and (ii) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Moody's is then rating the Preferred Shares); provided, however, that the redemption pursuant to Section 11(b) of this Part I shall be the sole remedy in the event the Trust fails to do so.

          (b)   On or before 5:00 P.M., Eastern time, on the third Business Day after a Valuation Date on which the Trust fails to satisfy the Preferred Shares Basic Maintenance Amount, and on the third Business Day after the Preferred Shares Basic Maintenance Cure Date with respect to such Valuation Date, the Trust shall complete and deliver to Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the date of such failure or such Preferred Shares Basic Maintenance Cure Date, as the case may be. The Trust shall also deliver a Preferred Shares Basic Maintenance Report to Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares), in each case on or before the seventh Business Day after the last Business Day of each month. A failure by the Trust to deliver a Preferred Shares Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a Preferred Shares Basic Maintenance Report indicating the Discounted Value for all assets of the Trust is less than the Preferred Shares Basic Maintenance Amount, as of the relevant Valuation Date.

          (c)   Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 7 relating to a Quarterly Valuation Date that is also an Annual Valuation Date, the Trust shall cause the Independent Accountant to confirm in writing to Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) (i) the mathematical accuracy of the calculations reflected in such Report (and in any other Preferred Shares Basic Maintenance Report, randomly selected by the Independent Accountant, that was delivered by the Trust during the quarter ending on such Annual Valuation Date), (ii) that, in such Report (and in such randomly selected Report), the Trust correctly determined in accordance with these Bylaws whether the Trust had, at such Annual Valuation Date (and at the Valuation Date addressed in such randomly-selected Report), Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance

  Amount and Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, (iii) that, in such Report (and in such randomly selected Report), the Trust determined whether the Trust had, at such Annual Valuation Date (and at the Valuation Date addressed in such randomly selected Report) in accordance with these Bylaws, with respect to the Fitch ratings on Real Estate Securities, the issuer name and issue size and coupon rate listed in such Report, verified by the Independent Accountant by reference to Bloomberg Financial Services or another independent source approved by Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) and the Independent Accountant shall provide a listing in its letter of any differences, (iv) with respect to the Moody's ratings on Real Estate Securities, the issuer name, issue size and coupon rate listed in such Report, that such information has been verified by the Independent Accountant by reference to Bloomberg Financial Services or another independent source approved by Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) and the Independent Accountant shall provide a listing in its letter of any differences, (v) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Trust's assets to the Trust for purposes of valuing securities in the Trust's portfolio, that the Independent Accountant has traced the price used in such Report to the bid or mean price listed in such Report as provided to the Trust and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) and (vi) with respect to such confirmation to Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares), that the Trust has satisfied the requirements of Section 13 of this Part I with respect to portfolio holdings as of the date of such Report (such confirmation is herein called the "Auditor's Confirmation"); provided, however, that the Independent Accountant may base the conclusions related to (ii) through (vi) above on a sample of at least 25 securities (or such other number of securities as the Independent Accountant and Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) may agree from time to time).

          (d)   Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 7 relating to any Valuation Date on which the Trust failed to satisfy the Preferred Shares Basic Maintenance Amount, and relating to the Preferred Shares Basic Maintenance Cure Date with respect to such failure to satisfy the Preferred Shares Basic Maintenance Amount, the Trust shall cause the Independent Accountant to provide to Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) an Auditor's Confirmation as to such Preferred Shares Basic Maintenance Report.

          (e)   If any Auditor's Confirmation delivered pursuant to paragraph (c) or (d) of this Section 7 shows that an error was made in the Preferred Shares Basic Maintenance Report for a particular Valuation Date for which such Auditor's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) or Moody's Eligible Assets (if Moody's is then rating the Preferred Shares), as the case may be, of the Trust was determined by the Independent Accountant, then in the absence of manifest error the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Trust, and the Trust shall accordingly amend and deliver the Preferred Shares Basic Maintenance Report to Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) promptly following receipt by the Trust of such Auditor's Confirmation.

          (f)    On or before 5:00 p.m., Eastern time, on the first Business Day after the Date of Original Issue of any Preferred Shares, the Trust shall complete and deliver to Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the close of business on such Date of Original Issue.

          (g)   On or before 5:00 p.m., Eastern time, on the seventh Business Day after either (i) the Trust shall have redeemed Common Shares or (ii) the ratio of the Discounted Value of Fitch Eligible Assets or the Discounted Value of Moody's Eligible Assets to the Preferred Shares Basic Maintenance Amount on any valuation date is less than or equal to 105% or (iii) whenever requested by Moody's or Fitch, the Trust shall complete and deliver to Fitch (if Fitch is then rating the Preferred Shares) or Moody's (if Moody's is then rating the Preferred Shares), as the case may be, a Preferred Shares Basic Maintenance Report as of the date of such request.

        H.    RESERVED.

        I.    RESTRICTIONS ON DISTRIBUTIONS AND OTHER DISTRIBUTIONS.

          (a)    DISTRIBUTIONS ON SHARES OTHER THAN PREFERRED SHARES.    Except as set forth in the next sentence, no distributions shall be declared or paid or set apart for payment on the shares of any class or series of shares of the Trust ranking, as to the payment of distributions, on a parity with Preferred Shares for any period unless full cumulative distributions have been or contemporaneously are declared and paid on the Preferred Shares through its most recent Distribution Payment Date. When distributions are not paid in full upon the Preferred Shares through its most recent Distribution Payment Date or upon the shares of any other class or series of shares of the Trust ranking on a parity as to the payment of distributions with Preferred Shares through their most recent respective distribution payment dates, all distributions declared upon Preferred Shares and any other such class or series of shares ranking on a parity as to the payment of distributions with Preferred Shares shall be declared pro rata so that the amount of distributions declared per share on Preferred Shares and such other class or series of shares shall in all cases bear to each other the same ratio that accumulated distributions per share on the Preferred Shares and such other class or series of shares bear to each other (for purposes of this sentence, the amount of distributions declared per share of Preferred Shares shall be based on the Applicable Rate for such share for the Distribution Periods during which distributions were not paid in full).

          (b)    DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO COMMON SHARES UNDER THE 1940 ACT.    The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

          (c)    OTHER RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS.    For so long as any Preferred Shares are outstanding, and except as set forth in paragraph (a) of this Section 9 and paragraph (c) of Section 12 of this Part I, (A) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Trust ranking junior to or on a parity with the Preferred Shares as to the payment of dividends or other distributions, including the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to the Preferred Shares as to the payment of dividends and other distributions, including the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Trust ranking junior to or on a parity with Preferred Shares as to the payment of dividends and other distributions, including the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative distributions on Preferred Shares through its most recently ended Distribution Period shall have been paid or shall have been declared and sufficient funds for the payment thereof are reasonably expected by the Trust to be available for payment on the date payment is due to the Auction Agent and (ii) the Trust has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to Preferred Shares as to the payment of dividends and other distributions, including the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Trust ranking junior to Preferred Shares as to the payment of dividends or other distributions, including the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to Preferred Shares as to the payment of dividends and other distributions, including the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) would each at least equal the Preferred Shares Basic Maintenance Amount.

        J.    RESERVED.

        K.    REDEMPTION.

          (a)    OPTIONAL REDEMPTION.

              (i)  Subject to the provisions of subparagraph (v) of this paragraph (a), Preferred Shares may be redeemed, at the option of the Trust, as a whole or from time to time in part, on the second Business Day preceding any Distribution Payment Date for shares of a Series, out of funds legally available therefor, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid distributions thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (1) Preferred Shares are redeemable by the Trust during the Initial Rate Period only on the second Business Day next preceding the last Distribution Payment Date for such Initial Rate Period; and (2) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Rate Period relating to a Special Rate Period of Preferred Shares, as delivered to the Auction Agent and filed with the Secretary of the Trust, may provide that shares of such Series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in subparagraph (iv) of this paragraph (a)) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein ("Special Redemption Provisions").

             (ii)  A Notice of Special Rate Period relating to Preferred Shares for a Special Rate Period thereof may contain Special Redemption Provisions only if the Trust's Board of Trustees, after consultation with the Broker-Dealer or Broker-Dealers for such Special Rate Period of shares of a Series, determines that such Special Redemption Provisions are in the best interest of the Trust.

            (iii)  If fewer than all of the outstanding Preferred Shares are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of the applicable Series to be redeemed shall be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the Holders of shares of such Series in proportion to the number of shares of such Series held by such Holders or by such other method that the Board of Trustees deems fair and equitable.

            (iv)  Subject to the provisions of subparagraph (v) of this paragraph (a), Preferred Shares may be redeemed, at the option of the Trust, as a whole but not in part, out of funds legally available therefor, on the first day following any Distribution Period thereof included in a Rate Period consisting of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of the applicable Series for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid distributions thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

             (v)  The Trust may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 11 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date (a) the Trust has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of Preferred Shares by reason of the redemption of such shares on such redemption date and (b) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and the Discounted Value of Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) each at least equal the Preferred Shares Basic Maintenance Amount, and would at least equal the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. The Trust shall not be required to have available Deposit Securities as described in clause (a) of this subparagraph (v) in respect of a redemption of any Preferred Shares, as a whole or in part, contemplated to be effected pursuant to paragraph 11(a) where such redemption is subject to the issuance of shares of any other series of preferred shares or debt or other leverage of the Trust. For purposes of determining in clause (b) of the second preceding sentence whether the Discounted Value of Moody's Eligible Assets and Fitch Eligible Assets each at least equal the Preferred Shares Basic Maintenance Amount, and would at least equal the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption, the Moody's Discount Factor applicable to Moody's Eligible Assets and the Fitch Discount Factor applicable to Fitch Discount Assets shall be determined by reference, if applicable, to the first Exposure Period longer than the Exposure Period then applicable to the Trust, as described in the definition of Moody's Discount Factor and Fitch Discount Factor herein.

          (b)    MANDATORY REDEMPTION.    The Trust shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid distributions thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Trustees for redemption, certain of the Preferred Shares, if the Trust fails to have either Moody's Eligible Assets with a Discounted Value or Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount, in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, or fails to maintain the 1940 Act Preferred Shares Asset Coverage and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be. The number of Preferred Shares to be redeemed shall be equal to the lesser of (i) the minimum number of Preferred Shares, together with all other preferred shares subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Trust's having both Moody's Eligible Assets with a Discounted Value and Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or maintaining the 1940 Act Preferred Shares Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of Preferred Shares and other preferred shares the redemption or retirement of which would have had such result, all Preferred Shares and other preferred shares then outstanding shall be redeemed), and (ii) the maximum number of Preferred Shares, together with all other preferred shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration of Trust and applicable law. In determining the Preferred Shares required to be redeemed in accordance with the foregoing, the Trust shall allocate the number required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among Preferred Shares and other preferred shares (and, then, pro rata among the Preferred Shares) subject to redemption or retirement. The Trust shall effect such redemption on the date fixed by the Trust therefor, which date shall not be earlier than 20 days (or such lesser number of days as determined by the Trust with appropriate consultation with the Auction Agent and Broker-Dealers) nor later than 40 days after such Cure Date, except that if the Trust does not have funds legally available for the redemption of all of the required number of Preferred Shares and other preferred shares that are subject to redemption or retirement or the Trust otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Trust shall redeem those Preferred Shares and other preferred shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares Preferred Shares are to be redeemed pursuant to this paragraph (b), the number of Preferred Shares to be redeemed shall be redeemed pro rata from the Holders of Preferred Shares in proportion to the number of Preferred Shares held by such Holders or by such other method that the Board of Trustees deems fair and equitable.

          (c)    NOTICE OF REDEMPTION.    If the Trust shall determine or be required to redeem Preferred Shares pursuant to paragraph (a) or (b) of this Section 11, it shall mail a Notice of Redemption with respect to such redemption by first class mail, postage prepaid, to each Holder of the Preferred Shares to be redeemed, at such Holder's address as the same appears on the record books of the Trust on the record date established by the Board of Trustees. Such Notice of Redemption shall be so mailed not less than 20 (or such lesser number of days as determined by the Trust with appropriate consultation with the Auction Agent and Broker-Dealers) nor more than 45 days prior to the date fixed for redemption. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of Preferred Shares to be redeemed; (iii) the CUSIP number for the shares of the applicable Series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that distributions on the shares to be redeemed will cease to accumulate on such redemption date; and (vii) the provisions of this Section 11 under which such redemption is made. If fewer than all Preferred Shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such Series to be redeemed from such Holder. The Trust may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this Section 11 that such redemption is subject to one or more conditions precedent and that the Trust shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

          (d)    NO REDEMPTION UNDER CERTAIN CIRCUMSTANCES.    Notwithstanding the provisions of paragraphs (a) or (b) of this Section 11, if any distributions on Preferred Shares (whether or not earned or declared) are in arrears, no Preferred Shares shall be redeemed unless all outstanding shares of the applicable Series are simultaneously redeemed, and the Trust shall not purchase or otherwise acquire any shares of such Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such Series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such Series.

          (e)    ABSENCE OF FUNDS AVAILABLE FOR REDEMPTION.    To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Declaration of Trust and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem Preferred Shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Trust shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Trust's failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Trust may not have redeemed Preferred Shares for which a Notice of Redemption has been mailed, distributions may be declared and paid on Preferred Shares and shall include those Preferred Shares for which a Notice of Redemption has been mailed.

          (f)    AUCTION AGENT AS TRUSTEE OF REDEMPTION PAYMENTS BY TRUST.    All moneys paid to the Auction Agent for payment of the Redemption Price of Preferred Shares called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

          (g)    SHARES FOR WHICH NOTICE OF REDEMPTION HAS BEEN GIVEN ARE NO LONGER OUTSTANDING.    Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 11, upon the deposit with the Auction Agent (on the Business Day fixed for redemption thereby, in funds available on that Business Day in The City of New York, New York) of funds sufficient to redeem the Preferred Shares that are the subject of such notice, distributions on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section 2 of this Part I and in Section 3 of this Part I. The Trust shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the Preferred

  Shares called for redemption on such date and (ii) all other amounts to which Holders of Preferred Shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Trust, after which time the Holders of Preferred Shares so called for redemption may look only to the Trust for payment of the Redemption Price and all other amounts to which they may be entitled.

          (h)    COMPLIANCE WITH APPLICABLE LAW.    In effecting any redemption pursuant to this Section 11, the Trust shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Delaware law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Delaware law.

          (i)    ONLY WHOLE PREFERRED SHARES MAY BE REDEEMED.    In the case of any redemption pursuant to this Section 11, only whole Preferred Shares shall be redeemed, and in the event that any provision of the Declaration of Trust would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

          (j)    MODIFICATION OF REDEMPTION PROCEDURES.    Notwithstanding any of the foregoing provisions of this Section 11, the Trust may modify any or all of the requirements relating to the Notice of Redemption provided that (i) any such modification does not materially and adversely affect any holder of Preferred Shares, and (ii) the Trust receives notice from Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) that such modification would not impair the ratings assigned by Moody's and Fitch to the Preferred Shares.

          (k)    PURCHASE OR OTHER ACQUISITION OF PREFERRED SHARES OUTSIDE OF AN AUCTION.    Except for the provisions described above, nothing contained in these Bylaws limits any right of the Trust to purchase or otherwise acquire any Preferred Shares outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of distributions on, or the mandatory or optional redemption price with respect to, any Preferred Shares for which Notice of Redemption has been given and the Trust meets the 1940 Act Preferred Shares Asset Coverage and the Preferred Shares Basic Maintenance Amount Test after giving effect to such purchase or acquisition on the date thereof. Any shares that are purchased, redeemed or otherwise acquired by the Trust shall have no voting rights. If fewer than all the Outstanding Preferred Shares are redeemed or otherwise acquired by the Trust, the Trust shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Trustees.

        L.    LIQUIDATION RIGHTS.

          (a)    RANKING.    The Preferred Shares shall rank on a parity with each other and with shares of any other series of preferred shares as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust.

          (b)    DISTRIBUTIONS UPON LIQUIDATION.    Upon the dissolution, liquidation or winding up of the affairs of the Trust, whether voluntary or involuntary, the Holders of Preferred Shares then outstanding shall be entitled to receive and to be paid out of the assets of the Trust available for distribution to its Shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Trust ranking junior to the Preferred Shares upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all distributions thereon (whether or not earned or declared but excluding interest thereon) accumulated but unpaid to (but not including) the date of final distribution in same day funds. After the payment to the Holders of the Preferred Shares of the full preferential amounts provided for in this paragraph (b), the Holders of Preferred Shares as such shall have no right or claim to any of the remaining assets of the Trust.

          (c)    PRO RATA DISTRIBUTIONS.    In the event the assets of the Trust available for distribution to the Holders of Preferred Shares upon any dissolution, liquidation, or winding up of the affairs of the Trust, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 12, no such distribution shall be made on account of any shares of any other class or series of preferred shares ranking on a parity with the Preferred Shares with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the Preferred Shares, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

          (d)    RIGHTS OF JUNIOR SHARES.    Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, after payment shall have been made in full to the Holders of the Preferred Shares as provided in paragraph (b) of this Section 12, but not prior thereto, any other series or class or classes of shares ranking junior to the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the Preferred Shares shall not be entitled to share therein.

          (e)    CERTAIN EVENTS NOT CONSTITUTING LIQUIDATION.    Neither the sale of all or substantially all the property or business of the Trust, nor the merger or consolidation of the Trust into or with any corporation nor the merger or consolidation of any corporation into or with the Trust shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 12.

        M.    FUTURES AND OPTIONS TRANSACTIONS; FORWARD COMMITMENTS.

          (a)   If Moody's is rating any Preferred Shares, then:

              (i)  For so long as any Preferred Shares are rated by Moody's, the Trust will not buy or sell futures contracts, write, purchase or sell call options on futures contracts or purchase put options on futures contracts or write call options (except covered call options) on portfolio securities unless it receives confirmation from Moody's that engaging in such transactions would not impair the ratings then assigned to such Preferred Shares by Moody's, except that the Trust may purchase or sell exchange-traded futures contracts based on the NAREIT Index (the "Real Estate Index") or United States Treasury Bonds, Bills or Notes ("Treasury Futures"), and purchase, write or sell exchange-traded put options on such futures contracts and purchase, write or sell exchange-traded call options on such futures contracts (collectively, "Moody's Hedging Transactions"), subject to the following limitations:

              (A)  the Trust will not engage in any Moody's Hedging Transaction based on the Real Estate Index (other than transactions which terminate a futures contract or option held by the Trust by the Trust's taking an opposite position thereto ("Closing Transactions")) which would cause the Trust at the time of such transaction to own or have sold outstanding futures contracts based on the Real Estate Index exceeding in number 10% of the average number of daily traded futures contracts based on the Real Estate Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

              (B)  the Trust will not engage in any Moody's Hedging Transaction based on Treasury Futures (other than Closing Transactions) which would cause the Trust at the time of such transaction to own or have sold (i) outstanding futures contracts based on Treasury Futures having an aggregate Market Value exceeding 20% of the aggregate Market Value of Moody's Eligible Assets owned by the Trust and rated at least Aa by Moody's (or, if not rated by Moody's, rated AAA by S&P), or (ii) outstanding futures contracts based on Treasury Futures having an aggregate Market Value exceeding 40% of the aggregate Market Value of all securities of REITs and Other Real Estate Companies constituting Moody's Eligible Assets owned by the Trust (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's, rated A or AA by S&P) (for purpose of the foregoing clauses (I) and (II), the Trust shall be deemed to own futures contracts that underlie any outstanding options written by the Trust);

              (C)  the Trust will engage in Closing Transactions to close out any outstanding futures contract based on the Real Estate Index if the amount of open interest in the Real Estate Index as reported by The Wall Street Journal is less than 100; and

              (D)  the Trust will not enter into an option on futures transaction unless, after giving effect thereto, the Trust would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

             (ii)  For purposes of determining whether the Trust has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of Moody's Eligible Assets which the Trust is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows:

              (A)  assets subject to call options written by the Trust which are either exchange-traded and "readily reversible" or which expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of: (i) Discounted Value and (ii) the exercise price of the call option written by the Trust;

              (B)  assets subject to call options written by the Trust not meeting the requirements of clause (A) of this sentence shall have no value;

              (C)  assets subject to put options written by the Trust shall be valued at the lesser of: (i) the exercise price and (ii) the Discounted Value of the subject security.

            (iii)  For purposes of determining whether the Trust has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Moody's Eligible Assets held by the Trust:

              (A)  10% of the exercise price of a written call option;

              (B)  the exercise price of any written put option;

              (C)  where the Trust is the seller under a futures contract, 10% of the settlement price of the futures contract;

              (D)  where the Trust is the purchaser under a futures contract, the settlement price of assets purchased under such futures contract;

              (E)  the settlement price of the underlying futures contract if the Trust writes put options on a futures contract and does not own the underlying contract; and

              (F)  105% of the Market Value of the underlying futures contracts if the Trust writes call options on a futures contract and does not own the underlying contract.

            (iv)  For so long as any Preferred Shares are rated by Moody's, the Trust will not enter into any contract to purchase securities for a fixed price at a future date beyond customary settlement time (other than such contracts that constitute Moody's Hedging Transactions that are permitted under Section 13(a)(ii) of this Part I), except that the Trust may enter into such contracts to purchase newly-issued securities on the date such securities are issued ("Forward Commitments"), subject to the following limitation:

              (A)  the Trust will maintain in a segregated account with its custodian cash, cash equivalents or short-term, fixed-income securities rated P-1, MTG-1 or MIG-1 by Moody's and maturing prior to the date of the Forward Commitment with a Market Value that equals or exceeds the amount of the Trust's obligations under any Forward Commitments to which it is from time to time a party or long-term fixed income securities with a Discounted Value that equals or exceeds the amount of the Trust's obligations under any Forward Commitment to which it is from time to time a party; and

              (B)  the Trust will not enter into a Forward Commitment unless, after giving effect thereto, the Trust would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

            For purposes of determining whether the Trust has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Trust is a party and of all securities deliverable to the Trust pursuant to such Forward Commitments shall be zero.

          (b)   If Fitch is rating any Preferred Shares, then:

              (i)  For so long as any Preferred Shares are rated by Fitch, the Trust will not buy or sell futures contracts, write, purchase or sell call options on futures contracts or purchase put options on futures contracts or write call options (except covered call options) on portfolio securities unless it receives confirmation from Fitch that engaging in such transactions would not impair the ratings then assigned to such Preferred Shares by Fitch, except that the Trust may purchase or sell exchange-traded futures contracts based on the Real Estate Index or Treasury Futures, and purchase, write or sell exchange-traded put options on such futures contracts and purchase, write or sell exchange-traded call options on such futures contracts (collectively, "Fitch Hedging Transactions"), subject to the following limitations:

              (A)  the Trust will not engage in any Fitch Hedging Transaction based on the Real Estate Index (other than Closing Transactions) which would cause the Trust at the time of such transactions to own or have sold outstanding futures contracts based on the Real Estate Index exceeding in number 10% of the average number of daily traded futures contracts based on the Real Estate Index in the 30 days preceding the time of effecting such transaction (as reported by The Wall Street Journal);

              (B)  the Trust will not engage in any Fitch Hedging Transaction based on Treasury Futures (other than Closing Transactions) which would cause the Trust at the time of such transaction to own or have sold (i) outstanding futures contracts based on Treasury Futures having an aggregate Market Value exceeding 20% of the aggregate Market Value of Fitch Eligible Assets owned by the Trust and rated at least AA by Fitch (or, if not rated by Fitch, rated at least Aa by Moody's; or, if not rated by Moody's, rated at least AA by S&P), or (ii) outstanding futures contracts based on Treasury Futures having an aggregate Market Value exceeding 40% of the aggregate Market Value of all Real Estate

      Securities constituting Fitch Eligible Assets owned by the Trust (other than Fitch Eligible Assets already subject to a Fitch Hedging Transaction) and rated at least BBB by Fitch (or, if not rated by Fitch, rated at least Baa by Moody's, or, if not rated by Moody's, rated at least A by S&P) (for purposes of the foregoing clauses (i) and (ii), the Trust shall be deemed to own futures contracts that underlie any outstanding options written by the Trust);

              (C)  the Trust will engage in Closing Transactions to close any outstanding futures contract based on the Real Estate Index if the amount of open interest in the Real Estate Index as reported by The Wall Street Journal is less than 100; and

              (D)  the Trust will not enter into an option on future transaction unless, after giving effect thereto, the Trust would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

             (ii)  For purposes of determining whether the Trust has Fitch Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of Fitch Eligible Assets which the Trust is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows:

              (A)  assets subject to call options written by the Trust which are either exchange-traded and "readily reversible" or which expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of: (i) Discounted Value and (ii) the exercise price of the call option written by the Trust;

              (B)  assets subject to call options written by the Trust not meeting the requirements of clause (A) of this sentence shall have no value;

              (C)  assets subject to put options written by the Trust shall be valued at the lesser of: (i) the exercise price and (ii) the Discounted Value of the subject security.

            (iii)  For purposes of determining whether the Trust has Fitch Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Fitch Eligible Assets held by the Trust:

              (A)  10% of the exercise price of a written call option;

              (B)  the exercise price of any written put option;

              (C)  where the Trust is the seller under a futures contract, 10% of the settlement price of the futures contract;

              (D)  where the Trust is the purchaser under a futures contract, the settlement price of assets purchased under such futures contract;

              (E)  the settlement price of the underlying futures contract if the Trust writes put options on a futures contract and does not own the underlying contract; and

              (F)  105% of the Market Value of the underlying futures contracts if the Trust writes call options on a futures contract and does not own the underlying contract.

            (iv)  For so long as any Preferred Shares are rated by Fitch, the Trust will not enter into any contract to purchase securities for a fixed price at a future date beyond customary settlement time (other than such contracts that constitute Fitch Hedging Transactions that are permitted under Section 13(b)(ii) of this Part I), except that the Trust may enter into Forward Commitments, subject to the following limitation:

              (A)  the Trust will maintain in a segregated account with its custodian cash, cash equivalents or short-term, fixed-income securities rated F-1 by Fitch (or, if not rated by Fitch, rated P-1, MTG-1 or MIG-1 by Moody's) and maturing prior to the date of the Forward Commitment with a Market Value that equals or exceeds the amount of the Trust's obligations under any Forward Commitments to which it is from time to time a party or long-term fixed income securities with a Discounted Value that equals or exceeds the amount of the Trust's obligations under any Forward Commitment to which it is from time to time a party; and

              (B)  the Trust will not enter into a Forward Commitment unless, after giving effect thereto, the Trust would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

            For purposes of determining whether the Trust has Fitch Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Trust is a party and of all securities deliverable to the Trust pursuant to such Forward Commitments shall be zero.

          (c)   For so long as any Preferred Shares are outstanding and Moody's or Fitch or both is rating such shares, the Trust will not, unless it has received confirmation from Moody's or Fitch or both, as applicable, that any such action would not impair the rating then assigned by such rating agency to such shares, engage in any one or more of the following transactions:

              (i)  borrow money, except that the Trust may, without obtaining the confirmation described above, borrow money for the purpose of clearing securities transactions if

              (A)  the Preferred Shares Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and

              (B)  such borrowing (i) is privately arranged with a bank or other person and is evidenced by a promissory note or other evidence of indebtedness that is not intended to be publicly distributed or (ii) is for "temporary purposes," is evidenced by a promissory note or other evidence of indebtedness and is in an amount not exceeding 5% of the value of the total assets of the Trust at the time of the borrowing (for purposes of the foregoing, "temporary purposes" means that the borrowing is to be repaid within sixty days and is not to be extended or renewed);

             (ii)  except as provided in Section 5 of this Part I, issue additional Preferred Shares or any class or series of shares ranking prior to or on a parity with Preferred Shares with respect to the payment of dividends or other distributions, including the distribution of assets upon dissolution, liquidation or winding up of the Trust, or reissue any Preferred Shares previously purchased or redeemed by the Trust;

            (iii)  engage in any short sales of securities;

            (iv)  lend securities;

             (v)  merge or consolidate into or with any other corporation or entity;

            (vi)  for purposes of valuation of Moody's Eligible Assets: (A) if the Trust writes a call option, the underlying asset will be valued as follows:(1) if the option is exchange-traded and may be offset readily or if the option expires before the earliest possible redemption of a Series, at the lower of the Discounted Value of the underlying security of the option and the exercise price of the option or (2) otherwise, it has no value; (B) if the Trust writes a put option, the underlying asset will be valued as follows: the lesser of (1) exercise price and (2) the Discounted Value of the underlying security; and (C) call or put option contracts which the Trust buys have no value. For so long as any Series is rated by Moody's: (A) the Trust will not engage in options transactions for leveraging or speculative purposes; (B) the Trust will not write or sell any anticipatory contracts pursuant to which the Trust hedges the anticipated purchase of an asset prior to completion of such purchase; (C) the Trust will not enter into an option transaction with respect to portfolio securities unless, after giving effect thereto, the Trust would continue to have Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount; (D) the Trust will not enter into an option transaction with respect to portfolio securities unless after giving effect to such transaction the Trust would continue to be in compliance with the provisions relating to the Preferred Shares Basic Maintenance Amount; (E) for purposes of the Preferred Shares Basic Maintenance Amount assets in margin accounts are not Eligible Assets; (F) the Trust will write only exchange-traded options on exchanges approved by Moody's (if Moody's is then rating any series of Preferred Shares); (G) where delivery may be made to the Trust with any of a class of securities, the Trust will assume for purposes of the Preferred Shares Basic Maintenance Amount that it takes delivery of that security which yields it the least value; (H) the Trust will not engage in forward contracts; and (I) there will be a quarterly audit made of the Trust's options transactions by the Trust's independent auditors to confirm that the Trust is in compliance with these standards;

           (vii)  change a pricing service (which has been designated by management or the Board of Trustees); and

          (viii)  enter into reverse repurchase agreements.

        In the event any Preferred Shares are outstanding and another nationally-recognized statistical rating organization is rating such shares in addition to or in lieu of Moody's or Fitch, the Trust shall comply with any restrictions imposed by such rating agency, which restrictions may be more restrictive than those imposed by Moody's or Fitch.

        N.    MISCELLANEOUS.

          (a)    AMENDMENT OF BYLAWS TO ADD ADDITIONAL SERIES.    Subject to the provisions of paragraph (c) of Section 10 of this Part I, the Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by these Bylaws or required by applicable law), approving an annex hereto, (1) reflect any amendments hereto which the Board of Trustees is entitled to adopt pursuant to the terms of these Bylaws without shareholder approval or (2) add additional series of Preferred Shares or additional shares of a Series (and terms relating thereto) to the Series and Preferred Shares described herein. Each such additional series and all such additional shares shall be governed by the terms of these Bylaws.

          (b)    NO FRACTIONAL SHARES.    No fractional Preferred Shares shall be issued.

          (c)    STATUS OF PREFERRED SHARES REDEEMED, EXCHANGED OR OTHERWISE ACQUIRED BY THE TRUST.    Preferred Shares that are redeemed, exchanged or otherwise acquired by the Trust shall return to the status of authorized and unissued Preferred Shares.

          (d)    BOARD MAY RESOLVE AMBIGUITIES.    To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of these Bylaws to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend these Bylaws with respect to Preferred Shares prior to the issuance of shares of any series of Preferred Shares.

          (e)    HEADINGS NOT DETERMINATIVE.    The headings contained in these Bylaws are for convenience of reference only and shall not affect the meaning or interpretation of these Bylaws.

          (f)    NOTICES.    All notices or communications, unless otherwise specified in these Bylaws, shall be sufficiently given if in writing and delivered in person or by facsimile or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 14 shall be deemed given on the earlier of the date received or the date five days after which such notice is mailed, except as otherwise provided in these Bylaws or by the Delaware General Corporation Law for notices of shareholders' meetings.

          (g)    EXEMPTION FROM OWNERSHIP RESTRICTIONS.    Pursuant to Article V, Sections 2.7(a)-(b) of the Declaration of Trust, for any Person who holds Preferred Shares, the share ownership restrictions contained in Article V, Sections 2.1(a)(i)-(ii) of the Declaration of Trust shall be computed as though all Preferred Shares were not issued and outstanding.

PART II

        A.    ORDERS.

          (a)   Prior to the Submission Deadline on each Auction Date for Preferred Shares:

              (i)  each Beneficial Owner of shares of a Series may submit to its Broker-Dealer by telephone or otherwise information as to:

              (A)  the number of Outstanding shares, if any, of such Series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such Series for the next succeeding Rate Period of such series;

              (B)  the number of Outstanding shares, if any, of such Series of Preferred Shares held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such Series for the next succeeding Rate Period of shares of such Series shall be less than the rate per annum specified by such Beneficial Owner; and/or

              (C)  the number of Outstanding shares, if any, of such Series of Preferred Shares held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such Series for the next succeeding Rate Period of shares of such Series; and

             (ii)  one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of a Series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such Series for the next succeeding Rate Period of shares of such Series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

          For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i)(B), (i)(C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction

  Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

          (b)

              (i)  A Bid by a Beneficial Owner or an Existing Holder of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

              (A)  the number of Outstanding shares of the Series specified in such Bid if the Applicable Rate for shares of such Series determined on such Auction Date shall be less than the rate specified therein;

              (B)  such number or a lesser number of Outstanding shares of the Series to be determined as set forth in clause (iv) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such Series determined on such Auction Date shall be equal to the rate specified therein; or

              (C)  the number of Outstanding shares of the Series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such Series, or such number or a lesser number of Outstanding shares of such Series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such Series and Sufficient Clearing Bids for shares of such Series do not exist.

             (ii)  A Sell Order by a Beneficial Owner or an Existing Holder of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

              (A)  the number of Outstanding shares of the Series specified in such Sell Order; or

              (B)  such number or a lesser number of Outstanding shares of the Series as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of such Series do not exist; provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a Series shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Trust) with the provisions of Section 7 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

            (iii)  A Bid by a Potential Beneficial Holder or a Potential Holder of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

              (A)  the number of Outstanding shares of the Series specified in such Bid if the Applicable Rate for shares of such Series determined on such Auction Date shall be higher than the rate specified therein; or

              (B)  such number or a lesser number of Outstanding shares of the Series as set forth in clause (v) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such Series determined on such Auction Date shall be equal to the rate specified therein.

          (c)   No Order for any number of Preferred Shares other than whole shares shall be valid.

        B.    SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.

          (a)   Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for Preferred Shares subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Trust) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

              (i)  the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Trust);

             (ii)  the aggregate number of shares of the applicable Series that are the subject of such Order;

            (iii)  to the extent that such Bidder is an Existing Holder of shares of the applicable Series:

              (A)  the number of shares, if any, of such Series subject to any Hold Order of such Existing Holder;

              (B)  the number of shares, if any, of such Series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

              (C)  the number of shares, if any, of such Series subject to any Sell Order of such Existing Holder; and

            (iv)  to the extent such Bidder is a Potential Holder of shares of the applicable Series, the rate and number of shares of such Series specified in such Potential Holder's Bid.

          (b)   If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

          (c)   If an Order or Orders covering all of the Outstanding Preferred Shares held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of the applicable Series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of the Series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of the Series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

          (d)   If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding Preferred Shares subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

              (i)  all Hold Orders for shares of the applicable Series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such Series held by such Existing Holder, and if the number of shares of such Series subject to such Hold Orders exceeds the number of Outstanding shares of such Series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such Series held by such Existing Holder;

             (ii)  (A) any Bid for shares of such Series shall be considered valid up to and including the excess of the number of Outstanding shares of such Series held by such Existing Holder over the number of shares of such Series subject to any Hold Orders referred to in clause (i) above;

              (B)  subject to subclause (A), if more than one Bid of an Existing Holder for shares of such Series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such Series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such Series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of the Series equal to such excess;

              (C)  subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such Series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

              (D)  in any such event, the number, if any, of such Outstanding shares of such Series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such Series by or on behalf of a Potential Holder at the rate therein specified; and

            (iii)  all Sell Orders for shares of such Series shall be considered valid up to and including the excess of the number of Outstanding shares of such Series held by such Existing Holder over the sum of shares of such Series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

          (e)   If more than one Bid for one or more Preferred Shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

          (f)    Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

        C.    DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE.

          (a)   Not earlier than the Submission Deadline on each Auction Date for Preferred Shares, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of the applicable Series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such Series:

              (i)  the excess of the number of Outstanding Preferred Shares of such Series over the number of Outstanding shares of such Series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available Preferred Shares" of such Series);

             (ii)  from the Submitted Orders for shares of such Series whether:

              (A)  the number of Outstanding shares of such Series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such Series exceeds or is equal to the sum of:

              (B)  the number of Outstanding shares of such Series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate for shares of such Series; and

              (C)  the number of Outstanding shares of such Series subject to Submitted Sell Orders (in the event such excess or such equality exists (other than because the number of shares of such Series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such Series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such Series); and

            (iii)  if Sufficient Clearing Bids for shares of such Series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such Series) which if:

              (A)  (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such Series that are subject to such Submitted Bids; and

              (B)  (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

    would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such Series which, when added to the number of Outstanding shares of such Series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available Preferred Shares of such Series.

          (b)   Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Trust of the Maximum Rate for Preferred Shares for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of the applicable Series for the next succeeding Rate Period thereof as follows:

              (i)  if Sufficient Clearing Bids for shares of such Series exist, the Applicable Rate for all shares of the Series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such Series so determined;

             (ii)  if Sufficient Clearing Bids for shares of such Series do not exist (other than because all of the Outstanding shares of such Series are subject to Submitted Hold Orders), the Applicable Rate for all shares of such Series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of such Series; or

            (iii)  if all of the Outstanding shares of such Series are subject to Submitted Hold Orders, the Applicable Rate for all shares of such Series for the next succeeding Rate Period thereof shall be the All Hold Rate.

        D.    ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES.    Existing Holders shall continue to hold the Preferred Shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

          (a)   If Sufficient Clearing Bids for Preferred Shares have been made, all Submitted Sell Orders with respect to shares of the applicable Series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 4, Submitted Bids with respect to shares of such Series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such Series shall be rejected:

              (i)  Existing Holders' Submitted Bids for shares of such Series specifying any rate that is higher than the Winning Bid Rate for shares of such Series shall be accepted, thus requiring each such Existing Holder to sell the Preferred Shares subject to such Submitted Bids;

             (ii)  Existing Holders' Submitted Bids for shares of such Series specifying any rate that is lower than the Winning Bid Rate for shares of such Series shall be rejected, thus entitling each such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bids;

            (iii)  Potential Holders' Submitted Bids for shares of such Series specifying any rate that is lower than the Winning Bid Rate for shares of such Series shall be accepted;

            (iv)  each Existing Holder's Submitted Bid for shares of such Series specifying a rate that is equal to the Winning Bid Rate for shares of the Series shall be rejected, thus entitling such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bid, unless the number of Outstanding Preferred Shares subject to all such Submitted Bids shall be greater than the number of Preferred Shares ("remaining shares") in the excess of the Available Preferred Shares of the Series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold Preferred Shares subject to such Submitted Bid, but only in an amount equal to the number of Preferred Shares of such Series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such Series; and

             (v)  each Potential Holder's Submitted Bid for shares of such Series specifying a rate that is equal to the Winning Bid Rate for shares of such Series shall be accepted but only in an amount equal to the number of shares of the Series obtained by multiplying the number of shares in the excess of the Available Preferred Shares of such Series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such Series.

          (b)   If Sufficient Clearing Bids for shares of a Series have not been made (other than because all of the Outstanding shares of such Series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of such Series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such Series shall be rejected:

              (i)  Existing Holders' Submitted Bids for shares of such Series specifying any rate that is equal to or lower than the Maximum Rate for shares of such Series shall be rejected, thus entitling such Existing Holders to continue to hold the Preferred Shares subject to such Submitted Bids;

             (ii)  Potential Holders' Submitted Bids for shares of such Series specifying any rate that is equal to or lower than the Maximum Rate for shares of such Series shall be accepted; and

            (iii)  Each Existing Holder's Submitted Bid for shares of such Series specifying any rate that is higher than the Maximum Rate for shares of the Series and the Submitted Sell Orders for shares of such Series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such Series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such Series obtained by multiplying the number of shares of such Series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such Series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of the Series subject to all such Submitted Bids and Submitted Sell Orders.

          (c)   If all of the Outstanding Preferred Shares are subject to Submitted Hold Orders, all Submitted Bids for shares of such Series shall be rejected.

          (d)   If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a Preferred Share on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of Preferred Shares of such Series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole Preferred Shares.

          (e)   If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a Series on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate Preferred Shares of such Series for purchase among Potential Holders so that only whole Preferred Shares of such Series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing Preferred Shares of such Series on such Auction Date.

          (f)    Based on the results of each Auction for Preferred Shares, the Auction Agent shall determine the aggregate number of shares of the applicable Series to be purchased and the aggregate number of shares of such Series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, Preferred Shares of such Series.

          Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of Preferred Shares with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of Preferred Shares that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of the applicable Series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

          (g)   Neither the Trust nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver Preferred Shares or to pay for Preferred Shares sold or purchased pursuant to the Auction Procedures or otherwise.

        E.    RESERVED.

        F.    AUCTION AGENT.

        For so long as any Preferred Shares are outstanding, the Auction Agent, duly appointed by the Trust to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Trust and its affiliates (which however, may engage or have engaged in business transactions with the Trust or its affiliates) and at no time shall the Trust or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any Preferred Shares are outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of Preferred Shares shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. Eastern time on the Business Day preceding an Auction for shares of a series of Preferred Shares and 9:30 a.m. Eastern time on the Auction Date for such Auction to ascertain the number of shares in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of the applicable Series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such Series, submit Orders in such Auction in respect of shares of such Series covering in the aggregate more than the number of shares of such Series specified by the Auction Agent in response to such Broker-Dealer's inquiry.

        G.    TRANSFER OF PREFERRED SHARES.

        Unless otherwise permitted by the Trust, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer, provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 7 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Trust) to whom such transfer is made shall advise the Auction Agent of such transfer.

        H.    GLOBAL CERTIFICATE.

        Prior to the commencement of a Voting Period, (i) all of the Preferred Shares outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of Preferred Shares shall be made on the books of the Trust to any Person other than the Securities Depository or its nominee.

        I.    FORCE MAJEURE.

          (a)   Notwithstanding anything else set forth herein, if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Auction Rate for the next Distribution Period shall be the Auction Rate determined on the previous Auction Date.

          (b)   Notwithstanding anything else set forth herein, if a Distribution Payment Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the distribution payable on such date cannot be paid for any such reason, then:

              (i)  the Distribution Payment Date for the affected Distribution Period shall be the next Business Day on which the Trust and its paying agent, if any, are able to cause the distribution to be paid using their reasonable best efforts;

             (ii)  the affected Distribution Period shall end on the day it would have ended had such event not occurred and the Distribution Payment Date had remained the scheduled date; and

            (iii)  the next Distribution Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Distribution Payment Date remained the scheduled date.

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Important Information
IMPORTANT NOTICE
RMR REAL ESTATE FUND RMR HOSPITALITY AND REAL ESTATE FUND RMR F.I.R.E. FUND RMR PREFERRED DIVIDEND FUND RMR DIVIDEND CAPTURE FUND (each, a "Fund")
TO BE HELD JUNE 4, 2009
JOINT PROXY STATEMENT/PROSPECTUS RELATING TO THE ACQUISITION OF THE ASSETS AND ASSUMPTION OF THE LIABILITIES OF RMR Real Estate Fund ("Old RMR"), RMR Hospitality and Real Estate Fund ("RHR"), RMR F.I.R.E. Fund ("RFR"), RMR Preferred Dividend Fund ("RDR") and RMR Dividend Capture Fund ("RCR"), (Old RMR, RHR, RFR, RDR and RCR, each, an "Acquired Fund") BY AND IN EXCHANGE FOR SHARES OF RMR Real Estate Income Fund ("New RMR")
Where to Get More Information

INTRODUCTION
SUMMARY
For Shareholders of Old RMR, RHR, RFR, RDR and RCR
Holdings by Value as of December 31, 2008
EXPENSES OF THE FUNDS
FINANCIAL HIGHLIGHTS
RISK FACTORS AND SPECIAL CONSIDERATIONS
PROPOSALS 1(A) AND (B), 2(A) AND (B), 3(A) AND (B), 4(A) AND (B) AND 5(A) AND (B): REORGANIZATIONS OF THE ACQUIRED FUNDS WITH NEW RMR
Holdings by Value as of December 31, 2008
BOARD CONSIDERATIONS
LEGAL PROCEEDINGS
VOTING INFORMATION AND REQUIRED VOTE
CONDITIONS TO THE REORGANIZATIONS
ADDITIONAL INFORMATION CONCERNING THE MEETING
EXPERTS
HOUSEHOLDING OF SPECIAL MEETING MATERIALS
AVAILABLE INFORMATION
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
APPENDIX 1: A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW
STATEMENT OF ADDITIONAL INFORMATION RELATING TO THE ACQUISITION OF THE ASSETS AND ASSUMPTION OF THE LIABILITIES OF
RMR REAL ESTATE FUND; RMR HOSPITALITY AND REAL ESTATE FUND; RMR F.I.R.E. FUND; RMR PREFERRED DIVIDEND FUND; AND RMR DIVIDEND CAPTURE FUND (each an "Acquired Fund" and collectively the "Acquired Funds")
BY AND IN EXCHANGE FOR SHARES OF RMR REAL ESTATE INCOME FUND ("New RMR", and together with the Acquired Funds, unless with respect to New RMR the context implies otherwise, the "Funds")

ADDITIONAL INFORMATION ABOUT THE FUNDS
TRUSTEES AND OFFICERS OF THE FUNDS
INVESTMENT ADVISORY AND OTHER SERVICES
PORTFOLIO MANAGERS
PORTFOLIO TRANSACTIONS AND BROKERAGE
PRIVACY POLICY
U.S. FEDERAL INCOME TAX MATTERS
ADDITIONAL INFORMATION
FINANCIAL STATEMENTS
RMR Real Estate Income Fund Statement of Assets and Liabilities March 25, 2009
RMR Real Estate Income Fund Notes to Financial Statement March 25, 2009
Report of Independent Registered Public Accounting Firm
PRO FORMA FINANCIAL STATEMENTS
APPENDIX A—RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER
APPENDIX B—PRO FORMA FINANCIAL STATEMENTS
RMR Real Estate Income Fund Pro Forma Portfolio of Investments—December 31, 2008 (unaudited)
RMR Real Estate Income Fund Pro Forma Portfolio of Investments—December 31, 2008 (unaudited) (Continued)
RMR Real Estate Income Fund Pro Forma Portfolio of Investments—December 31, 2008 (unaudited) (Continued)
RMR Real Estate Income Fund Pro Forma Portfolio of Investments—December 31, 2008 (unaudited) (Continued)
RMR Real Estate Income Fund Pro Forma Portfolio of Investments—December 31, 2008 (unaudited) (Continued)
RMR Real Estate Income Fund Pro Forma Financial Statements—continued Statement of Operations For the Year Ended December 31, 2008 (unaudited)
RMR Real Estate Income Fund Pro Forma Portfolio of Investments—December 31, 2008 (unaudited)
APPENDIX C—FORM OF AGREEMENT AND PLAN OF REORGANIZATION
EXHIBIT A(5) Form of Payment Agreement
APPENDIX D—FORM OF PAYMENT AGREEMENT
APPENDIX E—RMR REAL ESTATE INCOME FUND AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST March 26, 2009

RMR REAL ESTATE INCOME FUND AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
ARTICLE I NAME AND DEFINITIONS
ARTICLE II PURPOSE
ARTICLE III SHARES
ARTICLE IV THE TRUSTEES
ARTICLE V RESTRICTIONS ON TRANSFER AND OWNERSHIP OF SHARES
ARTICLE VI SHAREHOLDERS' VOTING POWERS AND MEETINGS
ARTICLE VII DISTRIBUTIONS AND DETERMINATION OF NET ASSET VALUE
ARTICLE VIII LIABILITY LIMITATION, INDEMNIFICATION, TRANSACTIONS WITH THE TRUST AND IMPACT OF CORPORATE LAW
ARTICLE IX REGULATORY COMPLIANCE AND DISCLOSURE
ARTICLE X MISCELLANEOUS
ARTICLE XI AMENDMENTS, BYLAWS AND CONSTRUCTION
APPENDIX F—AMENDED AND RESTATED BYLAWS OF RMR REAL ESTATE INCOME FUND (Dated as of March 26, 2009)
ARTICLE I AGREEMENT AND DECLARATION OF TRUST AND PRINCIPAL OFFICE
ARTICLE II TRUSTEES
ARTICLE III OFFICERS
ARTICLE IV COMMITTEES
ARTICLE V FISCAL YEAR
ARTICLE VI SEAL
ARTICLE VII EXECUTION OF PAPERS
ARTICLE VIII SHAREHOLDERS' VOTING POWERS AND MEETINGS
ARTICLE IX MISCELLANEOUS
ARTICLE X PREFERRED SHARES OF BENEFICIAL INTEREST
DESIGNATION
DEFINITIONS
PART I
PART II